The Northwestern Mutual Life Insurance Company

Variable Life Account

December 31, 2006

Annual Reports

Northwestern Mutual®

90-1899 (0786) (REV 0107)

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To obtain current performance information and information about Northwestern Mutual, visit us on our website. You can also visit us at our customer service section from our Web site for information on Policy values and current fund performance. This site also allows you to view past confirmation and policy statements, as well as transfer funds online.

To sign up for this service please call 1-866-424-2609 between 7 a.m. – 6 p.m. Central Time Monday – Friday. As always, your Investment Services representative of the Northwestern Mutual Financial Network is available to answer any questions you have about your variable life insurance policy or any of our products.

For Variable Executive Life and Variable Joint Life inforce policy service questions please call 1-866-464-3800 between 7:30 a.m. –

5 p.m. Central Time Monday – Friday.

Contents

Performance Summary for the Northwestern Mutual Variable Life Account

Northwestern Mutual Series Fund, Inc. - Annual Report

Fidelity VIP Mid Cap Portfolio - Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Russell Investment Funds - Annual Report (This report follows the end of the Fidelity VIP Mid Cap Portfolio.)

Northwestern Mutual Variable Life Account Financial Statements

Prospectus Supplements

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

i

Performance Summary    as of December 31, 2006

Variable Life — Policies Issued Before October 11, 1995

Total return(j) (as of 12/31/06)	Small Cap Growth Stock Division		T. Rowe Price Small Cap Value Division		Aggressive Growth Stock Division	International Growth Division		Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division		Index 400 Stock Division
1 year	6.10%		15.92%		3.83%	20.81%		30.18%	13.87%		9.44%
5 years	47.93%		92.13%		20.35%	105.39%		95.47%	—		60.44%
Annualized	8.15%		13.95%		3.77%	15.48%		14.34%	—		9.92%
10 years(g)	—		—		74.08%	—		132.91%	—		—
Annualized	—		—		5.70%	—		8.82%	—		—
Since division inception in Variable Life Account	129.78	%(b)	94.93	%(c)	—	85.54	%(c)	—	86.25	%(d)	96.32	%(b)
Annualized	11.72%		13.11%		—	12.08%		—	18.48%		9.41%
Since portfolio inception(a)	177.48	%(b)	—		—	—		—	—		106.88	%(b)
Annualized	14.23%		—		—	—		—	—		9.94%
Current Yield(h)

Variable Complife — Polices Issued On or After October 11, 1995**
1 year	6.21%		16.03%		3.93%	20.93%		30.31%	13.98%		9.55%
5 years	48.67%		93.08%		20.95%	106.42%		96.44%	—		61.24%
Annualized	8.25%		14.06%		3.88%	15.60%		14.46%	—		10.03%
10 years(g)	—		—		75.85%	—		135.27%	—		—
Annualized	—		—		5.81%	—		8.93%	—		—
Since division inception in Variable Life Account	131.52	%(b)	95.98	%(c)	—	86.54	%(c)	—	86.93	%(d)	97.81	%(b)
Annualized	11.84%		13.22%		—	12.19%		—	18.59%		9.52%
Since portfolio inception(a)	179.63	%(b)	—		—	—		—	—		108.48	%(b)
Annualized	14.34%		—		—	—		—	—		10.05%
Current Yield(h)

All total return figures shown above reflect the deduction of portfolio expenses, as well as mortality and expense risk charges for each product. Returns do not reflect deductions such as sales charges or premium taxes, administrative charges, surrender charges or cost of insurance charges. These deductions would significantly impact the returns if they were included.

(a)	Returns stated are as of the inception date of the portfolio which preceeds availability in the Variable Life Account. See the following footnotes for portfolio inception dates.
(b)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 4/30/99. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(c)	Inception date of 7/31/01.
(d)	Inception date of 5/1/03.
(e)	Inception date of this division in the Variable Life Account was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)	10 year return for this division in the Variable Life Account.
(h)	For the seven-day period ended December 31, 2006, the Money Market Portfolio’s yield was 5.05% and was equivalent to a compound effective yield of 5.17%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)	Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004. For the Franklin Templeton International Equity Division, total returns include the effect of a fee waiver that began November 15, 2006.
**	Product inception date of 10/11/95. Returns prior to 10/11/95 were reflected using the actual investment experience of each division, adjusted for the expenses of the product and premium charges.
***	Product inception date of 3/2/98. (For use with non-tax qualified executive benefit plans.) Returns prior to 3/2/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.
****	Product inception date of December 28, 1998. (For use primarily in estate planning, provides coverage on two insureds with a death benefit payable on the second death). Returns prior to 12/28/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.

Janus Capital Appreciation Division		Growth Stock Division	Large Cap Core Stock Division	Capital Guardian Domestic Equity Division		T. Rowe Price Equity Income Division		Index 500 Stock Division	Asset Allocation Division		Balanced Division	High Yield Bond Division	Select Bond Division
4.31%		8.97%	10.89%	15.93%		18.50%		14.99%	9.32%		9.82%	9.18%	3.18%
—		14.66%	12.68%	50.67%		—		29.76%	35.47%		30.23%	52.13%	27.03%
—		2.77%	2.42%	8.54%		—		5.35%	6.26%		5.42%	8.75%	4.90%
—		86.62%	60.64%	—		—		108.84%	—		95.30%	66.65%	73.07%
—		6.44%	4.85%	—		—		7.64%	—		6.92%	5.24%	5.64%
71.89	%(d)	—	—	46.94	%(c)	72.54	%(d)	—	32.23	%(c)	—	—	—
15.91%		—	—	7.36%		16.03%		—	5.29%		—	—	—
—		—	—	—		—		—	—		—	—	—
—		—	—	—		—		—	—		—	—	—

4.41%		9.08%	11.00%	16.04%		18.62%		15.11%	9.42%		9.93%	9.28%	3.28%
—		15.23%	13.24%	51.42%		—		30.40%	36.15%		30.88%	52.88%	27.66%
—		2.88%	2.52%	8.65%		—		5.45%	6.37%		5.53%	8.86%	5.01%
—		88.51%	62.28%	—		—		110.96%	—		97.28%	68.33%	74.83%
—		6.54%	4.96%	—		—		7.75%	—		7.03%	5.35%	5.75%
72.52	%(d)	—	—	47.74	%(c)	73.17	%(d)	—	32.95	%(c)	—	—	—
16.03%		—	—	7.47%		16.15%		—	5.40%		—	—	—
—		—	—	—		—		—	—		—	—	—
—		—	—	—		—		—	—		—	—	—

Performance Summary, continued

Variable Life — Policies Issued Before October 11, 1995

Total return(j) (as of 12/31/06)	Money Market Division	Fidelity VIP Mid Cap Division		Russell Multi-Style Equity Division		Russell Aggressive Equity Division		Russell Non-U.S. Division		Russell Real Estate Securities Division		Russell Core Bond Division
1 year	4.29%	11.79%		12.13%		14.16%		22.97%		35.10%		3.15%
5 years	9.02%	98.94	%(e)	27.13%		59.67%		89.40%		185.08%		23.74%
Annualized	1.74%	14.75%		4.92%		9.81%		13.63%		23.31%		4.35%
10 years(g)	35.84%	—		—		—		—		—		—
Annualized	3.11%	—		—		—		—		—		—
Since division inception in Variable Life Account	—	127.08	%(e)	(1.74	%)(f)	59.79	%(f)	54.70	%(f)	261.88	%(b)	44.39	%(f)
Annualized	—	25.05%		(0.23%)		6.45%		5.99%		18.70%		5.02%
Since portfolio inception(a)	—	284.81	%(e)	79.11	%(f)	116.43	%(f)	84.35	%(f)	256.03	%(b)	65.33	%(f)
Annualized	—	18.33%		6.01%		8.03%		6.31%		18.00%		5.16%
Current Yield(h)	5.17%

Variable Complife — Polices Issued On or After October 11, 1995**
1 year	4.39%	11.90%		12.24%		14.28%		23.09%		35.23%		3.26%
5 years	9.56%	99.93	%(e)	27.77%		60.46%		90.34%		186.50%		24.35%
Annualized	1.84%	14.86%		5.02%		9.92%		13.74%		23.43%		4.46%
10 years(g)	37.22%	—		—		—		—		—		—
Annualized	3.21%	—		—		—		—		—		—
Since division inception in Variable Life Account	—	127.91	%(e)	(1.00	%)(f)	61.01	%(f)	55.86	%(f)	264.61	%(b)	45.48	%(f)
Annualized	—	25.18%		(0.13%)		6.55%		6.09%		18.81%		5.12%
Since portfolio inception(a)	—	287.93	%(e)	80.93	%(f)	118.63	%(f)	86.21	%(f)	258.79	%(b)	67.00	%(f)
Annualized	—	18.45%		6.11%		8.14%		6.42%		18.12%		5.27%
Current Yield(h)	5.17%

All total return figures shown above reflect the deduction of portfolio expenses, as well as mortality and expense risk charges for each product. Returns do not reflect deductions such as sales charges or premium taxes, administrative charges, surrender charges or cost of insurance charges. These deductions would significantly impact the returns if they were included.

(a)	Returns stated are as of the inception date of the portfolio which preceeds availability in the Variable Life Account. See the following footnotes for portfolio inception dates.
(b)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 4/30/99. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(c)	Inception date of 7/31/01.
(d)	Inception date of 5/1/03.
(e)	Inception date of this division in the Variable Life Account was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)	10 year return for this division in the Variable Life Account.
(h)	For the seven-day period ended December 31, 2006, the Money Market Portfolio’s yield was 5.05% and was equivalent to a compound effective yield of 5.17%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)	Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004. For the Franklin Templeton International Equity Division, total returns include the effect of a fee waiver that began November 15, 2006.
**	Product inception date of 10/11/95. Returns prior to 10/11/95 were reflected using the actual investment experience of each division, adjusted for the expenses of the product and premium charges.
***	Product inception date of 3/2/98. (For use with non-tax qualified executive benefit plans.) Returns prior to 3/2/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.
****	Product inception date of December 28, 1998. (For use primarily in estate planning, provides coverage on two insureds with a death benefit payable on the second death). Returns prior to 12/28/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.

Performance Summary, continued    as of December 31, 2006

Variable Executive Life — Policies First Offered on March 2, 1998***

Total return(j) (as of 12/31/06)	Small Cap Growth Stock Division		T. Rowe Price Small Cap Value Division		Aggressive Growth Stock Division	International Growth Division		Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division		Index 400 Stock Division
1 year	6.68%		16.55%		4.40%	21.48%		30.90%	14.49%		10.04%
5 years	52.95%		98.64%		24.43%	112.36%		102.09%	—		65.88%
Annualized	8.87%		14.71%		4.47%	16.26%		15.11%	—		10.65%
10 years(g)	—		—		86.41%	—		149.40%	—		—
Annualized	—		—		6.43%	—		9.57%	—		—
Since division inception in Variable Life Account	141.79	%(b)	102.13	%(c)	—	92.40	%(c)	—	90.79	%(d)	106.58	%(b)
Annualized	12.49%		13.87%		—	12.84%		—	19.25%		10.15%
Since portfolio inception(a)	192.33	%(b)	—		—	—		—	—		117.94	%(b)
Annualized	15.01%		—		—	—		—	—		10.69%
Current Yield(h)

Variable Joint Life — Policies First Offered on December 28, 1998****
1 year	6.68%		16.55%		4.40%	21.48%		30.90%	14.49%		10.04%
5 years	52.95%		98.64%		24.43%	112.36%		102.09%	—		65.88%
Annualized	8.87%		14.71%		4.47%	16.26%		15.11%	—		10.65%
10 years(g)	—		—		86.41%	—		149.40%	—		—
Annualized	—		—		6.43%	—		9.57%	—		—
Since division inception in Variable Life Account	141.79	%(b)	102.13	%(c)	—	92.40	%(c)	—	90.79	%(d)	106.58	%(b)
Annualized	12.49%		13.87%		—	12.84%		—	19.25%		10.15%
Since portfolio inception(a)	192.33	%(b)	—		—	—		—	—		117.94	%(b)
Annualized	15.01%		—		—	—		—	—		10.69%
Current Yield(h)

All total return figures shown above reflect the deduction of portfolio expenses, as well as mortality and expense risk charges for each product. Returns do not reflect deductions such as sales charges or premium taxes, administrative charges, surrender charges or cost of insurance charges. These deductions would significantly impact the returns if they were included.

(a)	Returns stated are as of the inception date of the portfolio which preceeds availability in the Variable Life Account. See the following footnotes for portfolio inception dates.
(b)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 4/30/99. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(c)	Inception date of 7/31/01.
(d)	Inception date of 5/1/03.
(e)	Inception date of this division in the Variable Life Account was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)	10 year return for this division in the Variable Life Account.
(h)	For the seven-day period ended December 31, 2006, the Money Market Portfolio’s yield was 5.05% and was equivalent to a compound effective yield of 5.17%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)	Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004.

For the Franklin Templeton International Equity Division, total returns include the effect of a fee waiver that began November 15, 2006.

**	Product inception date of 10/11/95. Returns prior to 10/11/95 were reflected using the actual investment experience of each division, adjusted for the expenses of the product and premium charges.
***	Product inception date of 3/2/98. (For use with non-tax qualified executive benefit plans.) Returns prior to 3/2/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.
****	Product inception date of December 28, 1998. (For use primarily in estate planning, provides coverage on two insureds with a death benefit payable on the second death). Returns prior to 12/28/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.

v

Performance Summary, continued    as of December 31, 2006

Variable Executive Life — Policies First Offered on March 2, 1998***

Total return(j) (as of 12/31/06)	Janus Capital Appreciation Division		Growth Stock Division	Large Cap Core Stock Division	Capital Guardian Domestic Equity Division		T. Rowe Price Equity Income Division		Index 500 Stock Division	Asset Allocation Division
1 year	4.88%		9.57%	11.49%	16.56%		19.15%		15.62%	9.91%
5 years	—		18.55%	16.50%	55.79%		—		34.16%	40.07%
Annualized	—		3.46%	3.10%	9.27%		—		6.05%	6.97%
10 years(g)	—		99.83%	72.02%	—		—		123.63%	—
Annualized	—		7.17%	5.57%	—		—		8.38%	—
Since division inception in Variable Life Account	76.08	%(d)	—	—	52.38	%(c)	76.75	%(d)	—	37.12	%(c)
Annualized	16.67%		—	—	8.08%		16.80%		—	6.00%
Since portfolio inception(a)	—		—	—	—		—		—	—
Annualized	—		—	—	—		—		—	—
Current Yield(h)

Variable Joint Life—Policies First Offered on December 28, 1998****
1 year	4.88%		9.57%	11.49%	16.56%		19.15%		15.62%	9.91%
5 years	—		18.55%	16.50%	55.79%		—		34.16%	40.07%
Annualized	—		3.46%	3.10%	9.27%		—		6.05%	6.97%
10 years(g)	—		99.83%	72.02%	—		—		123.63%	—
Annualized	—		7.17%	5.57%	—		—		8.38%	—
Since division inception in Variable Life Account	76.08	%(d)	—	—	52.38	%(c)	76.75	%(d)	—	37.12	%(c)
Annualized	16.67%		—	—	8.08%		16.80%		—	6.00%
Since portfolio inception(a)	—		—	—	—		—		—	—
Annualized	—		—	—	—		—		—	—
Current Yield(h)

All total return figures shown above reflect the deduction of portfolio expenses, as well as mortality and expense risk charges for each product. Returns do not reflect deductions such as sales charges or premium taxes, administrative charges, surrender charges or cost of insurance charges. These deductions would significantly impact the returns if they were included.

(a)	Returns stated are as of the inception date of the portfolio which preceeds availability in the Variable Life Account. See the following footnotes for portfolio inception dates.
(b)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 4/30/99. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(c)	Inception date of 7/31/01.
(d)	Inception date of 5/1/03.
(e)	Inception date of this division in the Variable Life Account was 5/1/03. Actual fund inception was 12/28/98. Performance quoted prior to 5/1/03 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(f)	Inception date of this division in the Variable Life Account was 6/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 6/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
(g)	10 year return for this division in the Variable Life Account.
(h)	For the seven-day period ended December 31, 2006, the Money Market Portfolio’s yield was 5.05% and was equivalent to a compound effective yield of 5.17%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(j)	Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

For the Money Market Division, total returns include the effect of a fee waiver from December 2, 2002 through December 31, 2004.

For the Franklin Templeton International Equity Division, total returns include the effect of a fee waiver that began November 15, 2006.

**	Product inception date of 10/11/95. Returns prior to 10/11/95 were reflected using the actual investment experience of each division, adjusted for the expenses of the product and premium charges.
***	Product inception date of 3/2/98. (For use with non-tax qualified executive benefit plans.) Returns prior to 3/2/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.
****	Product inception date of December 28, 1998. (For use primarily in estate planning, provides coverage on two insureds with a death benefit payable on the second death). Returns prior to 12/28/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges.

Balanced Division	High Yield Bond Division	Select Bond Division	Money Market Division	Fidelity VIP Mid Cap Division		Russell Multi-Style Equity Division		Russell Aggressive Equity Division		Russell Non-U.S. Division		Russell Real Estate Securities Division		Russell Core Bond Division
10.42%	9.77%	3.74%	4.86%	12.40%		12.75%		14.79%		23.64%		35.84%		3.72%
34.65%	57.29%	31.34%	12.72%	105.69	%(e)	31.45%		65.08%		95.82%		194.75%		27.94%
6.13%	9.48%	5.60%	2.42%	15.52%		5.62%		10.55%		14.39%		24.13%		5.05%
109.12%	78.44%	85.32%	45.45%	—		—		—		—		—		—
7.66%	5.96%	6.36%	3.82%	—		—		—		—		—		—
—	—	—	—	132.61	%(e)	3.39	%(f)	68.15	%(f)	62.78	%(f)	280.78	%(b)	51.93	%(f)
—	—	—	—	25.87%		0.45%		7.17%		6.71%		19.50%		5.73%
—	—	—	—	306.36	%(e)	91.79	%(f)	131.75	%(f)	97.40	%(f)	275.07	%(b)	77.03	%(f)
—	—	—	—	19.13%		6.73%		8.77%		7.04%		18.81%		5.88%
			5.17%

10.42%	9.77%	3.74%	4.86%	12.40%		12.75%		14.79%		23.64%		35.84%		3.72%
34.65%	57.29%	31.34%	12.72%	105.69	%(e)	31.45%		65.08%		95.82%		194.75%		27.94%
6.13%	9.48%	5.60%	2.42%	15.52%		5.62%		10.55%		14.39%		24.13%		5.05%
109.12%	78.44%	85.32%	45.45%	—		—		—		—		—		—
7.66%	5.96%	6.36%	3.82%	—		—		—		—		—		—
—	—	—	—	132.61	%(e)	3.39	%(f)	68.15	%(f)	62.78	%(f)	280.78	%(b)	51.93	%(f)
—	—	—	—	25.87%		0.45%		7.17%		6.71%		19.50%		5.73%
—	—	—	—	306.36	%(e)	91.79	%(f)	131.75	%(f)	97.40	%(f)	275.07	%(b)	77.03	%(f)
—	—	—	—	19.13%		6.73%		8.77%		7.04%		18.81%		5.88%
			5.17%

Annual Report December 31, 2006

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering Eighteen Portfolios

•	Small Cap Growth Stock Portfolio
•	T. Rowe Price Small Cap Value Portfolio
•	Aggressive Growth Stock Portfolio
•	International Growth Portfolio
•	Franklin Templeton International Equity Portfolio
•	AllianceBernstein Mid Cap Value Portfolio
•	Index 400 Stock Portfolio
•	Janus Capital Appreciation Portfolio
•	Growth Stock Portfolio
•	Large Cap Core Stock Portfolio
•	Capital Guardian Domestic Equity Portfolio
•	T. Rowe Price Equity Income Portfolio
•	Index 500 Stock Portfolio
•	Asset Allocation Portfolio
•	Balanced Portfolio
•	High Yield Bond Portfolio
•	Select Bond Portfolio
•	Money Market Portfolio

Letter to Policyowners

December 31, 2006

The headlines for 2006 are fairly straightforward — stocks performed well; bonds managed a seventh straight year of gains; and economic growth remained surprisingly healthy and inflation tame. However, the underlying story is more complicated. The slowdown in housing, muted job and wage gains, and higher energy prices and interest rates were all negatives for consumers.

Did the economy transcend these problems, or should we expect a delayed reaction? The answer may well be “yes” on both counts, depending upon your economic perspective. Middle- and lower-income Americans did indeed feel a pinch in their pocketbooks, while those in higher tax brackets continued to spend. Perhaps this sums it up best — it was a tough year for Wal-Mart, but Tiffany’s posted record profits.

Another important trend that helps explain performance across capital markets is this: risk assets reigned supreme in 2006, reflecting an increase in liquidity and the changing face of investors in the marketplace. 2006 witnessed a surge in mergers and acquisitions, companies going private, and share buybacks by public firms. Indeed, we saw hundreds of billions of dollars in net stock taken out of the market last year, when cash acquisitions of companies ran at twice the pace of 2005. Other things being equal, less supply translates into higher prices, and that was exactly what we got in the stock market in 2006.

Just as important, the face of the market is changing — hedge funds and private equity investors became increasingly influential in the global financial markets in 2006. These “sophisticated” investors accept high levels of risk in pursuit of excess return, using leverage to enhance performance (borrowing money in one market to deploy it in another, or borrowing against a company’s assets to increase their pool of available capital). In addition, some long-time market participants increased the risks in their portfolios, as many pension funds allocated a portion of their asset mix to private equity transactions.

These two trends met in the marketplace and helped propel risk assets to the top of the return tables for 2006. For example, high yield bonds outperformed higher quality, investment grade securities by a wide margin. For all of 2006, the Citigroup U.S. Broad Investment Grade Bond Index returned 4.33%, while the Citigroup High Yield Cash Pay Index returned 11.71%. The effect of this risk-seeking investment behavior has been to push the spread, or difference in yield, between riskier assets and Treasury securities to historic lows. In other words, the risk premium — your compensation for taking on additional risk — is being wrung out of the market.

It was a similar story in equities, where “value” stocks outperformed growth-oriented stocks for a seventh consecutive year. Private equity firms have been targeting lower quality, turnaround stories, as well as firms whose stock prices are lower than their asset-rich value, such as auto parts suppliers, utilities, and so on. These classic examples of “deep value” companies are convenient targets for buyouts — their prices are depressed, and if you are going to use leverage, you need hard assets to borrow against. For all of 2006, the S&P 500® Index was up 15.79%, but consider that its value and growth components returned 20.80% and 11.01%, respectively.

This phenomenon was not limited to the United States. The riskiest, emerging market stocks performed best in 2006, with the MSCI Emerging Market Index returning 32.17%. By comparison, the MSCI EAFE Index, a measure of performance in developed foreign markets, returned 26.86%.

The side effect of ramping up risk throughout financial markets is that it leaves both stocks and bonds priced for perfection. For example, the performance of stocks and high yield bonds suggests investors see a “Goldilocks” economy — not too hot, not too cold, but just right. Meanwhile, perhaps the best measure of the bond market’s view on the direction of the economy is the slope of the yield curve, which is currently pointing down. Reconciling these two views could be painful.

That said, the party looks set to continue until there is some event that tips the scales away from risk assets. These corrections — or if you like, a “re-pricing of risk” — occur from time to time. The 1980’s Mexican currency crisis and late ‘90s meltdown of hedge fund Long-Term Capital Management are a few high profile examples. But predicting when or if such an event will occur is impossible.

Precisely because the economic view is uncertain, it makes sense to take a prudent, measured approach to investing. I encourage you to meet with your financial representative on a regular basis to review your investment goals and risk tolerances and to help determine whether the mix of assets in your portfolio is appropriate for your current stage in life.

Let us hope then that when the investing headlines are written for 2007, they will include progress toward financial goals, regardless of economic or market trends.

Mark G. Doll Senior Vice President Investments

The Northwestern Mutual Life Insurance Company

(Northwestern Mutual)

Northwestern Mutual Series Fund, Inc.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors, LLC, disclaims any responsibility to update these views.

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Strive for the highest possible rate of capital appreciation by investing in small companies with potential for above-average growth.	$529 million

The Small Cap Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of companies in the United States with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index. Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment.)

Stocks performed well in 2006, but in contrast to recent years, large company stocks performed best. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while small-cap stocks returned 15.12%, as measured by the S&P 600® SmallCap Index. Mid-cap stocks lagged, as the S&P 400® MidCap Index returned 10.32% in 2006. Looking at performance by style, value stocks outperformed growth stocks by a wide margin yet again in 2006. Mid- and small-cap growth stocks — such as those in which the Small Cap Growth Stock Portfolio invests — were the poorest performing segments of the market.

For the year ended December 31, 2006, the Small Cap Growth Stock Portfolio returned 6.68%, trailing the Russell 2000 Index, which had a return of 18.37%, the Russell 2000 Growth Index, which had a return of 13.35%, and the S&P SmallCap 600® Index, which returned 15.12% for the same period. (These Indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio also trailed its Lipper Small-Cap Growth Funds peer group, which had an average return of 11.12%.

The Portfolio’s underperformance in 2006 was largely the result of holding in the Health Care and Energy sectors. Holdings in the Industrials and Consumer Discretionary sectors contributed most to performance. Sector weightings in 2006 had no material impact on overall performance.

The Portfolio’s results were limited by disappointing performance from some of our Health Care holdings, including LCA-Vision, The Providence Service Corp., Symbion, and Horizon Health. These shares were plagued by company-specific issues, as well as worry over Medicare reimbursement rates and potential negative effects in the form of additional oversight or legislation from a Democratic Congress. Health Care device maker, FoxHollow, also detracted from performance after reporting slower-than-expected sales for one of its key products, and we have eliminated this position.

The Portfolio’s Energy holdings also disappointed in 2006. One of our leading detractors for the year was Energy Equipment and Services firm, Hydril. This firm had exposure to the volatile North American natural gas market and was vulnerable to a sell-off after performing very well in recent years. It was a similar story for James River Coal, where strong performance in 2005 turned negative in 2006. We have eliminated both positions. Coal is seen as a cheaper alternative to natural gas, so when natural gas prices weakened in 2006, coal’s pricing advantage decreased. On a positive note, we were able to take our profits from one of our leading contributors for the year, Energy Oil Services firm, FMC Technologies. The company consistently beat earnings estimates in 2006, enjoying strength in its business units outside of the Energy sector.

Looking at other positives, the Industrials sector was home to many of our leading contributors to performance. A good example is Corrections Corp. of America, which runs correctional facilities across the United States. This stock benefited from expanding business and a favorable municipal funding environment, making it the top contributor to performance. Other leading contributors were business support outsourcing firm ICT Group, and the Huron Consulting Group. Huron is a financial consulting firm with expertise in issues around stock option grants and executive compensation — this during a period when several high profile firms were hit with questions about the timing of option grants.

The Portfolio also enjoyed significant contributions to return from Consumer Discretionary companies, which was home to Specialty Retailer Golf Galaxy. This long-time Portfolio holding announced its intentions to be acquired by Dick’s Sporting Goods at a significant premium to its existing share price. Elsewhere in the Consumer Discretionary sector, global hotelier Orient-Express Hotels was a leading contributor, reporting better-than-expected earnings and experiencing positive financial results as a result of their expansion through the acquisition of several Asian properties.

Looking ahead to 2007, we will continue to look for companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics. We believe this bottom-up investment approach, based on holding what we feel are the best individual stocks we can find, is key to seeking solid performance over time. In addition, we believe the relative valuations of small-cap growth shares are more attractive now, after underperforming small-company value stocks in recent years, and these factors should help drive relative performance going forward.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
Small Cap Growth Stock Portfolio	6.68%	8.87%	15.01%
Russell 2000 Growth Index	13.35%	6.93%	3.65%
Russell 2000 Index	18.37%	11.39%	9.49%
S&P SmallCap 600 Index	15.12%	12.49%	12.61%
Small Cap Growth Funds Lipper Average	11.12%	5.75%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the portfolio’s performance are the Russell 2000 Growth Index and Standard and Poor’s (S&P) SmallCap 600 Index. The indices cannot be invested in directly and do not include sales charges.

The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $1.206 billion; the median market capitalization was $643 million; and the largest company in the Index had a market capitalization of $3.045 billion and a smallest of $68 million.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $5.1 billion; the median market capitalization was approximately $1.09 billion. Market capitalization of companies in the Index ranged from $368.5 billion to $218.4 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had an approximate market capitalization of $1.9 billion and a smallest of $218.4 million.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of December 31, 2006, the 600 companies in the composite had a median market capitalization of $878.0 million and total market value of $615.4 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,653 equities.

The Portfolio is changing from the Russell 2000 Index to the Russell 2000 Growth Index because of the Russell 2000 Growth Index’s greater emphasis on small cap growth companies. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

The Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 250% of the dollar–weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,029.40	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.83

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (89.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (15.5%)
*Blue Nile, Inc.	126,200	4,656
*Coldwater Creek, Inc.	93,900	2,302
*Golf Galaxy, Inc.	404,600	7,542
*Heelys, Inc.	2,736	88
*Hibbett Sporting Goods, Inc.	457,300	13,961
*Interface, Inc. — Class A	236,900	3,369
*LIFE TIME FITNESS, Inc.	203,500	9,872
*LKQ Corp.	483,800	11,123
*Morton’s Restaurant Group, Inc.	412,400	6,866
Orient-Express Hotels, Ltd. — Class A	205,437	9,721
*Pinnacle Entertainment, Inc.	249,500	8,268
*Williams Scotsman International, Inc.	210,400	4,128

Total		81,896

Consumer Staples (1.3%)
*United Natural Foods, Inc.	191,200	6,868

Total		6,868

Energy (2.7%)
*Dril-Quip, Inc.	106,900	4,186
*Grant Prideco, Inc.	120,000	4,772
World Fuel Services Corp.	123,100	5,474

Total		14,432

Financials (9.2%)
*Clayton Holdings, Inc.	73,000	1,366
*Evercore Partners, Inc.	20,200	744
First Republic Bank	61,300	2,396
*Global Cash Access Holdings, Inc.	422,300	6,854
Greater Bay Bancorp	206,700	5,442
Greenhill & Co., Inc.	130,500	9,631
Heartland Payment Systems, Inc.	265,200	7,492
International Securities Exchange Holdings, Inc.	96,600	4,520
*KBW, Inc.	78,393	2,304
*Nexity Financial Corp.	127,900	1,535
optionsXpress Holdings, Inc.	114,000	2,587
*Portfolio Recovery Associates, Inc.	81,700	3,815

Total		48,686

Health Care (19.1%)
*Adams Respiratory Therapeutics, Inc.	179,500	7,325
*Allscripts Healthcare Solutions, Inc.	335,900	9,066
*Centene Corp.	141,540	3,478
*HealthExtras, Inc.	66,600	1,605
*ICON PLC, ADR	221,700	8,358
*Kyphon, Inc.	89,100	3,600
*Noven Pharmaceuticals, Inc.	211,700	5,388
*Pediatrix Medical Group, Inc.	182,600	8,929
PolyMedica Corp.	150,800	6,094
*The Providence Service Corp.	341,985	8,594
*PSS World Medical, Inc.	357,700	6,986
*Psychiatric Solutions, Inc.	371,400	13,934

Common Stocks (89.2%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Radiation Therapy Services, Inc.	218,400	6,884
*ResMed, Inc.	164,100	8,077
*Ventana Medical Systems, Inc.	61,454	2,644

Total		100,962

Industrials (19.4%)
*ACCO Brands Corp.	214,800	5,686
*The Advisory Board Co.	212,000	11,349
*Beacon Roofing Supply, Inc.	243,250	4,578
Brady Corp. — Class A	146,300	5,454
Bucyrus International, Inc. — Class A	104,320	5,400
C.H. Robinson Worldwide, Inc.	70,080	2,866
The Corporate Executive Board Co.	64,800	5,683
*Corrections Corp. of America	172,075	7,783
Forward Air Corp.	98,464	2,849
*Huron Consulting Group, Inc.	221,600	10,046
*ICT Group, Inc.	277,100	8,754
Knight Transportation, Inc.	215,967	3,682
Knoll, Inc.	283,900	6,246
*Marlin Business Services Corp.	345,120	8,293
*Marten Transport, Ltd.	185,300	3,397
*PeopleSupport, Inc.	272,300	5,732
*Resources Connection, Inc.	13,500	430
*VistaPrint, Ltd.	138,100	4,572

Total		102,800

Information Technology (18.6%)
*Bankrate, Inc.	134,668	5,111
*Blackboard, Inc.	387,000	11,626
*Comtech Group, Inc.	70,700	1,286
*Cymer, Inc.	82,200	3,613
*DealerTrack Holdings, Inc.	227,100	6,681
*Diodes, Inc.	33,700	1,196
*Entegris, Inc.	345,500	3,738
*Euronet Worldwide, Inc.	94,200	2,797
*First Solar, Inc.	5,562	166
*Forrester Research, Inc.	178,400	4,836
*Isilon Systems, Inc.	5,618	155
*Kenexa Corp.	260,489	8,664
*The Knot, Inc.	117,600	3,086
*MKS Instruments, Inc.	177,050	3,998
*Netlogic Microsystems, Inc.	219,260	4,756
*Plexus Corp.	143,900	3,436
*RF Micro Devices, Inc.	684,300	4,646
*Silicon Image, Inc.	249,800	3,177
*Sonic Solutions	195,600	3,188
*Tessera Technologies, Inc.	259,800	10,480
*THQ, Inc.	298,450	9,706
*The Ultimate Software Group, Inc.	95,267	2,216

Total		98,558

Materials (2.2%)
Airgas, Inc.	182,350	7,389
Silgan Holdings, Inc.	93,700	4,115

Total		11,504

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Common Stocks (89.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (1.2%)
ITC Holdings Corp.	154,300	6,157

Total		6,157

Total Common Stocks (Cost: $412,626)		471,863

Money Market Investments (10.7%)

Autos (1.9%)
Daimler Chrysler Auto, 5.28%, 1/9/07	5,000,000	4,994
Fcar Owner Trust 1, 5.32%, 1/17/07	5,000,000	4,988

Total		9,982

Federal Government & Agencies (0.5%)
(b)Federal Home Loan Mortgage Corp., 5.128%, 3/23/07	2,500,000	2,472

Total		2,472

Finance Lessors (2.8%)
(b)Thunder Bay Funding, Inc., 5.33%, 1/8/07	5,000,000	4,995
(b)Windmill Funding Corp., 5.29%, 1/18/07	10,000,000	9,975

Total		14,970

Finance Services (1.9%)
Bryant Park Funding LLC, 5.31%, 1/16/07	5,000,000	4,989
Bryant Park Funding LLC, 5.33%, 1/11/07	5,000,000	4,993

Total		9,982

National Commercial Banks (0.8%)
UBS Finance LLC, 5.27%, 1/2/07	4,000,000	3,999

Total		3,999

Money Market Investments (10.7%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (2.8%)
(b)Old Line Funding Corp., 5.25%, 1/5/07	5,000,000	4,997
Sheffield Receivables, 5.29%, 1/30/07	5,000,000	4,979
(b)Sheffield Receivables, 5.34%, 1/3/07	5,000,000	4,998

Total		14,974

Total Money Market Investments (Cost: $56,378)		56,379

Total Investments (99.9%) (Cost $469,004)(a)		528,242

Other Assets, Less Liabilities (0.1%)		370

Net Assets (100.0%)		528,612

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $469,589 and the net unrealized appreciation of investments based on that cost was $58,653 which is comprised of $66,322 aggregate gross unrealized appreciation and $7,669 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) $ (000’s)
Russell 2000 Index Futures (Long)	68	3/07	(269)
(Total Notional Value at December 31, 2006, $27,295 )

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

T. Rowe Price Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in small companies whose common stocks are believed to be undervalued in relation to their prospects for growth.	$325 million

The T. Rowe Price Small Cap Value Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index. Equity securities of small companies are selected based on management’s belief that they are undervalued with good prospects for capital appreciation based on such measures as, for example, company book or asset values, earnings, cash flow and business franchises. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

For the year ended December 31, 2006, the Portfolio outpaced its benchmark, the small/mid-cap S&P SmallCap 600® Index. For the year, the T. Rowe Price Small Cap Value Portfolio returned 16.55%, compared with the 15.12% return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The Portfolio’s return was also ahead of the 15.23% average return of its peer group, the Lipper Small Cap Core Funds. Sector positioning had much to do with the Portfolio’s relative strength, although stock selection was broadly positive as well. The Lipper Small Cap Value Fund peer group returned an average of 17.31% for the year ended December 31, 2006.

Small- and mid-cap stocks had an eventful 2006. After extending their multi-year trend of dominance over large-caps in the early months of the year, they took a step back in the summer. With interest rates elevated and economic growth slowing, investor sentiment appeared to shift away from riskier assets. But a late year market rally gave small-caps in particular a boost. Investors seemed to focus on areas that could take advantage of rising global economic growth, including Materials and Telecommunication Services companies. However, all sectors in the S&P SmallCap 600® Index had positive returns for the year.

By a large margin, the Portfolio’s most productive position relative to its Index was in the Health Care sector. Health Care was a notable laggard for the year in the Index, and a significant underweight in the group added value. Moreover, stock selection in the Biotechnology and Health Care Equipment and Supplies segments helped the Portfolio’s Health Care weighting outperform its benchmark counterpart.

Likewise, strong stock selection and an underweight position combined to make Information Technology the Portfolio’s second most productive contributor to relative returns. Stock selection in Software was a significant driver of outperformance. RSA, a leading provider of security authentication services, was the top contributor in this group as it was purchased by EMC at a premium price.

An underweight in the relatively weak Consumer Discretionary area proved effective during the period, and the Portfolio’s stock choices in this group added to performance. We have tread carefully in this sector, which has been harmed by elevated interest rates and energy prices as well as softness in the housing market. Limiting our stake in Household Durables was helpful.

These relatively beneficial positions were countered to a modest degree by weakness in Consumer Staples and Industrials and Business Services. While the Consumer Discretionary sector trailed the benchmark average in 2006, Consumer Staples fared significantly better. The Portfolio was underweighted in this area, and our stock choices did not keep pace with their benchmark counterparts.

In the Industrials and Business Services group, we were correctly overweighted as the sector posted above-average results. But stock selection was not productive during the period, particularly among Machinery and Commercial Services and Supplies stocks, which were hurt by concerns over slowing economic growth.

We expect 2007 to be a decent year for equities, although stocks will likely have to swim against the currents of a gradually slowing economy and moderating profit margins. A slowing economy should favor larger growth stocks, which, unlike cyclical companies, are not as heavily reliant on good economic growth to prosper. As always, the potential exists for external shocks in the form of an overseas financial crisis or another event. Should profits increase at a slower pace, investors would have to rely on expanding multiples, or increasing price-to-earnings ratios, for any major increase in stock prices.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
T. Rowe Price Small Cap Value Portfolio	16.55%	14.71%	13.87%
Russell 2000 Value Index	23.48%	15.37%	14.83%
S&P SmallCap 600 Index	15.12%	12.49%	11.89%
Small Cap Core Funds Lipper Average	15.23%	10.44%	-
Small Cap Value Funds Lipper Average	17.31%	13.78%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $1.198 billion; the median market capitalization was $662 million. The largest company in the Index had a market capitalization of $3.045 billion and a smallest of $92 million.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor’s Corporation. As of December 31, 2006, the 600 companies in the composite had a median market capitalization of $878.0 million and total market value of $615.4 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,653 equities.

The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 250% of the dollar–weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

The Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,063.70	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.45

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.9%)
Aaron Rents, Inc.	160,800	4,629
Aaron Rents, Inc.— Class A	4,725	125
*Amazon.com, Inc.	8,700	343
*Apollo Group, Inc. — Class A	8,500	331
*Armstrong World Industries, Inc.	4,000	170
Belo Corp. — Class A	18,100	332
Brunswick Corp.	13,400	427
Building Materials Holding Corp.	52,500	1,296
*Career Education Corp.	8,600	213
*Cox Radio, Inc. — Class A	17,400	284
CSS Industries, Inc.	46,600	1,648
*Culp, Inc.	32,600	168
*Discovery Holding Co.	34,400	553
Dollar General Corp.	17,200	276
Dow Jones & Co., Inc.	12,100	460
*Drew Industries, Inc.	12,400	323
*Echostar Communications Corp.	9,100	346
Family Dollar Stores, Inc.	21,700	636
Fred’s, Inc.	70,000	843
The Gap, Inc.	32,000	624
*Gemstar-TV Guide International, Inc.	41,500	166
H&R Block, Inc.	32,700	753
*Hancock Fabrics, Inc.	65,000	224
Hasbro, Inc.	5,100	139
Haverty Furniture Companies, Inc.	107,500	1,591
Journal Register Co.	77,000	562
*Lamar Advertising Co. — Class A	5,000	327
*Liberty Media Holding Corp.	3,400	333
*Live Nation	31,000	694
M/I Homes, Inc.	27,300	1,043
Mattel, Inc.	34,500	782
Matthews International Corp. — Class A	84,200	3,313
Meredith Corp.	5,700	321
The New York Times Co. — Class A	21,500	524
Newell Rubbermaid, Inc.	11,400	330
OSI Restaurant Partners, Inc.	13,500	529
Pearson PLC, ADR	35,500	536
Pool Corp.	73,325	2,872
*RARE Hospitality International, Inc.	93,250	3,071
Reuters Group PLC, ADR	3,000	157
Ruby Tuesday, Inc.	43,300	1,188
*Saga Communications, Inc. — Class A	84,600	813
*Scholastic Corp.	14,600	523
Skyline Corp.	34,500	1,388
Stanley Furniture Co., Inc.	61,000	1,308
Stein Mart, Inc.	150,000	1,989
The TJX Companies, Inc.	20,100	573
Tribune Co.	31,500	970
*TRW Automotive Holdings Corp.	18,000	466
*Univision Communications, Inc. — Class A	19,200	680
Weight Watchers International, Inc.	14,100	741
Winnebago Industries, Inc.	56,600	1,863
*XM Satellite Radio Holdings, Inc.	36,000	520

Total		45,316

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples (2.7%)
Alberto-Culver Co.	5,300	114
*Alliance One International, Inc.	109,300	772
Campbell Soup Co.	3,100	121
Casey’s General Stores, Inc.	71,500	1,683
The Clorox Co.	11,700	751
Coca-Cola Enterprises, Inc.	34,500	704
ConAgra Foods, Inc.	31,500	851
H.J. Heinz Co.	2,900	131
McCormick & Co., Inc.	5,200	201
Nash Finch Co.	38,500	1,050
Sara Lee Corp.	51,600	878
*Wild Oats Markets, Inc.	49,300	709
*Winn-Dixie Stores, Inc.	47,400	640
Wm. Wrigley Jr. Co.	2,200	114

Total		8,719

Energy (7.7%)
*Atwood Oceanics, Inc.	35,200	1,724
CARBO Ceramics, Inc.	29,200	1,091
*Forest Oil Corp.	66,350	2,168
*Geomet, Inc.	22,400	233
*Hanover Compressor Co.	36,000	680
Hess Corp.	16,500	818
*Lone Star Technologies, Inc.	25,800	1,249
*Mariner Energy, Inc.	56,293	1,103
Murphy Oil Corp.	22,000	1,119
Penn Virginia Corp.	58,400	4,091
*TETRA Technologies, Inc.	151,300	3,870
*Todco	65,800	2,248
*Union Drilling, Inc.	23,700	334
*W-H Energy Services, Inc.	38,300	1,865
*Whiting Petroleum Corp.	52,400	2,442

Total		25,035

Financials (18.7%)
Allied Capital Corp.	48,100	1,572
Ares Capital Corp.	47,900	915
Aspen Insurance Holdings, Ltd.	8,400	221
Axis Capital Holdings, Ltd.	19,500	651
Boston Private Financial Holdings, Inc.	45,200	1,275
Commerce Bancshares, Inc.	12,634	612
*E*TRADE Financial Corp.	7,800	175
East West Bancorp, Inc.	94,500	3,347
First Financial Fund, Inc.	114,913	1,737
First Horizon National Corp.	17,800	744
First Niagara Financial Group, Inc.	12,500	186
First Potomac Realty Trust	74,500	2,169
First Republic Bank	96,900	3,787
Genworth Financial, Inc.	10,500	359
Hercules Technology Growth Capital, Inc.	94,600	1,348
Home Bancshares, Inc.	10,200	245
Innkeepers USA Trust	53,200	825
Investors Financial Services Corp.	13,100	559

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Janus Capital Group, Inc.	22,100	477
Kilroy Realty Corp.	60,900	4,749
*Kohlberg Capital Corp.	103,000	1,782
Lasalle Hotel Properties	61,600	2,824
Lazard, Ltd. — Class A	2,700	128
Lincoln National Corp.	6,363	423
*Markel Corp.	4,900	2,352
Marsh & McLennan Companies, Inc.	52,800	1,619
Max Re Capital, Ltd.	72,100	1,790
The Midland Co.	48,800	2,047
Netbank, Inc.	83,000	385
NewAlliance Bancshares, Inc.	16,200	266
Northern Trust Corp.	9,900	601
Ohio Casualty Corp.	10,800	322
*OneBeacon Insurance Group, Ltd.	6,500	182
Parkway Properties, Inc.	2,500	128
PNC Financial Services Group, Inc.	4,700	348
Popular, Inc.	13,100	235
Potlatch Corp.	53,900	2,362
*ProAssurance Corp.	81,300	4,058
Regions Financial Corp.	10,600	396
The St. Joe Co.	7,300	391
The St. Paul Travelers Companies, Inc.	10,330	555
Strategic Hotels & Resorts, Inc.	97,800	2,131
*SVB Financial Group	74,100	3,455
Synovus Financial Corp.	24,300	749
TCF Financial Corp.	12,000	329
UnumProvident Corp.	7,900	164
Valley National Bancorp	1,680	45
Washington Real Estate Investment Trust	54,500	2,180
Westamerica Bancorporation	13,100	663
Willis Group Holdings, Ltd.	19,300	766
Wintrust Financial Corp.	15,700	754
XL Capital, Ltd. — Class A	6,200	447

Total		60,830

Health Care (6.3%)
*Affymetrix, Inc.	11,000	254
Analogic Corp.	16,300	915
Arrow International, Inc.	40,000	1,415
*Barr Pharmaceuticals, Inc.	5,900	296
Becton, Dickinson & Co.	1,900	133
*Diversa Corp.	117,300	1,276
*Exelixis, Inc.	94,300	849
Health Management Associates, Inc. — Class A	33,600	709
*HEALTHSOUTH Corp.	2,360	53
*LifePoint Hospitals, Inc.	1,300	44
*Lincare Holdings, Inc.	22,200	884
*MedImmune, Inc.	11,500	372
*Myriad Genetics, Inc.	89,800	2,811
*Neurocrine Biosciences, Inc.	5,200	54
*OSI Pharmaceuticals, Inc.	8,000	280
Owens & Minor, Inc.	96,900	3,029
*Pharmion Corp.	50,000	1,287
*St. Jude Medical, Inc.	16,700	611
*Triad Hospitals, Inc.	5,900	247
Universal Health Services, Inc. — Class B	17,800	987

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Valeant Pharmaceuticals International	26,500	457
West Pharmaceutical Services, Inc.	54,200	2,777
*Zimmer Holdings, Inc.	9,500	745

Total		20,485

Industrials (19.8%)
*Accuride Corp.	50,000	563
*AirTran Holdings, Inc.	86,100	1,011
*Allied Waste Industries, Inc.	42,300	520
American Power Conversion Corp.	10,100	309
American Standard Companies, Inc.	13,400	614
Ameron International Corp.	27,400	2,093
Belden CDT, Inc.	75,800	2,963
C&D Technologies, Inc.	70,500	334
*Casella Waste Systems, Inc. — Class A	103,700	1,268
Cintas Corp.	12,500	496
Deere & Co.	4,000	380
*Dollar Thrifty Automotive Group, Inc.	65,600	2,992
EDO Corp.	36,900	876
*Electro Rent Corp.	102,300	1,708
Equifax, Inc.	15,900	646
Franklin Electric Co., Inc.	70,300	3,613
*FTI Consulting, Inc.	82,000	2,287
G & K Services, Inc. — Class A	54,700	2,127
*Genesee & Wyoming, Inc.	88,900	2,333
*The Genlyte Group, Inc.	34,200	2,671
*Hertz Global Holdings, Inc.	24,300	423
IDEX Corp.	57,400	2,721
*Insituform Technologies, Inc. — Class A	106,200	2,746
*Kirby Corp.	99,000	3,379
Laidlaw International, Inc.	21,500	654
Landstar System, Inc.	123,200	4,705
Macquarie Infrastructure Co. Trust	57,900	2,054
Manpower, Inc.	9,600	719
McGrath Rentcorp	97,500	2,986
Nordson Corp.	61,100	3,045
Raytheon Co.	7,200	380
Southwest Airlines Co.	55,000	843
Synagro Technologies, Inc.	65,900	291
Universal Forest Products, Inc.	35,000	1,632
*USG Corp.	9,300	510
UTI Worldwide, Inc.	107,120	3,203
*Waste Connections, Inc.	45,400	1,886
Woodward Governor Co.	56,800	2,256

Total		64,237

Information Technology (10.9%)
*Advanced Energy Industries, Inc.	70,800	1,336
*ATMI, Inc.	43,500	1,328
AVX Corp.	36,800	544
*Brooks Automation, Inc.	190,900	2,748
*Digitas, Inc.	113,200	1,518
*Entegris, Inc.	147,398	1,595
*Fairchild Semiconductor International, Inc.	27,000	454
*GSI Group, Inc.	136,600	1,324
*Intuit, Inc.	28,500	870
KLA-Tencor Corp.	4,000	199
Landauer, Inc.	23,900	1,254
*Littelfuse, Inc.	52,000	1,658

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Methode Electronics, Inc. — Class A	41,200	446
Molex, Inc. — Class A	30,100	834
*MPS Group, Inc.	187,800	2,662
*Nortel Networks Corp.	32,430	867
*Novellus Systems, Inc.	22,300	768
*Packeteer, Inc.	84,500	1,149
*Premiere Global Services, Inc.	155,100	1,464
*Progress Software Corp.	89,700	2,505
Sabre Holdings Corp. — Class A	14,700	469
*SPSS, Inc.	68,325	2,055
StarTek, Inc.	66,800	904
*Sun Microsystems, Inc.	158,400	859
*Synopsys, Inc.	20,700	553
*Teradyne, Inc.	49,100	735
Total System Services, Inc.	4,500	119
*Websense, Inc.	88,600	2,023
*Wind River Systems, Inc.	184,300	1,889
Xilinx, Inc.	16,600	395

Total		35,524

Materials (10.3%)
Airgas, Inc.	71,200	2,885
American Vanguard Corp.	1,400	22
AngloGold Ashanti, Ltd., ADR	16,000	753
AptarGroup, Inc.	47,200	2,787
Arch Chemicals, Inc.	61,300	2,042
Bowater, Inc.	13,800	311
Carpenter Technology Corp.	28,700	2,942
Chesapeake Corp.	23,100	393
Deltic Timber Corp.	40,600	2,265
*Domtar, Inc.	75,000	633
Florida Rock Industries, Inc.	56,600	2,437
Gibraltar Industries, Inc.	84,300	1,982
Innospec, Inc.	51,300	2,388
International Paper Co.	30,900	1,054
Louisiana-Pacific Corp.	23,700	510
MacDermid, Inc.	11,400	389
MeadWestvaco Corp.	7,000	210
*Meridian Gold, Inc.	53,700	1,492
Metal Management, Inc.	68,300	2,585
Myers Industries, Inc.	82,400	1,290
*Nalco Holding Co.	52,100	1,066
*Symyx Technologies, Inc.	52,800	1,140
Wausau Paper Corp.	99,100	1,486
Weyerhaeuser Co.	6,800	480

Total		33,542

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.6%)
Russell 2000 Value Index	23,400	1,872

Total		1,872

Telecommunication Services (0.2%)
Telephone and Data Systems, Inc.	5,600	304
*Wireless Facilities, Inc.	169,600	484

Total		788

Utilities (4.2%)
Black Hills Corp.	57,300	2,117
Cleco Corp.	80,100	2,021
Duke Energy Corp.	21,000	697
*Dynegy, Inc. — Class A	74,800	542
*El Paso Electric Co.	76,800	1,872
Energy East Corp.	10,300	255
*Mirant Corp.	15,000	474
NiSource, Inc.	18,900	455
Pinnacle West Capital Corp.	18,300	928
Southwest Gas Corp.	55,200	2,117
TECO Energy, Inc.	60,800	1,048
Vectren Corp.	39,300	1,111

Total		13,637

Total Common Stocks (Cost: $232,668)		309,985

Convertible Corporate Bonds (0.2%)

Telephone and Telegraph Apparatus (0.2%)
Lucent Technologies, 2.75%, 8/1/31	494,000	558

Total Convertible Corporate Bonds (Cost: $488)		558

Preferred Stocks (0.1%)

Consumer Discretionary (0.1%)
General Motors Corp.	7,600	192

Total		192

Industrials (0.0%)
Allied Waste Industries, Inc.	600	197

Total		197

Total Preferred Stocks (Cost: $316)		389

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Money Market Investments (4.8%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (4.8%)
Reserve Investment Fund	15,459,547	15,460

Total Money Market Investments (Cost: $15,460)		15,460

Total Investments (100.4%) (Cost $248,932)(a)		326,392

Other Assets, Less Liabilities (-0.4%)		(1,419)

Net Assets (100.0%)		324,973

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $248,988 and the net unrealized appreciation of investments based on that cost was
$77,404 which is comprised of $84,031 aggregate gross
unrealized appreciation and $6,627 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

Aggressive Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Strive for the highest possible rate of capital appreciation by investing in small and mid-sized companies with potential for above-average growth.	$1.2 billion

The Aggressive Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenue and earnings, opportunities for margin expansion and strong financial characteristics.

For the year ended December 31, 2006, the S&P MidCap 400® Index returned 10.32% and the Russell Midcap Growth Index returned 10.66%, both lagging the S&P 500® Index (a gauge of large-cap stock performance), which returned 15.79%, and the S&P SmallCap 600® Index, which returned 15.12%. Looking at performance by style, “value” stocks generally outperformed “growth” stocks in 2006. What’s more, mid-cap growth stocks, such as those in which the Aggressive Growth Stock Portfolio invests, made up the weakest-performing segment of the U.S. stock market.

In that environment, the Aggressive Growth Stock Portfolio returned 4.40% for the year ended December 31, 2006, underperforming the Standard & Poor’s MidCap 400® Index and the Russell Midcap Growth Index. (These indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio also underperformed its Lipper Mid-Cap Growth Funds peer group, which had an average return of 8.66%.

Among the biggest detractors from the Portfolio’s performance were shares in the Health Care and Energy sectors. On a positive note, Information Technology shares contributed most to returns.

The portfolio’s underperformance in 2006 was largely the result of holdings in the Health Care sector. The Portfolio’s return was negatively impacted by our positioning and stock selection among Medical Device Makers, Biotechnology firms, and Health Care Providers. The leading detractor in the Health Care space was Biotech firm Neurocrine Biosciences. In May 2006, it received an unfavorable FDA decision on its new sleep drug, hurting its share price. We chose to eliminate this stock from the Portfolio in 2006. Another key detractor from performance was ResMed, a medical device firm hurt by worry over increasing competition and loss of market share in a leading product line.

Our Energy holdings also disappointed, as this segment was one of the key detractors from Portfolio performance. Exploration and Production firms tied to the North American natural gas market suffered as prices declined amid slack demand and rising inventories in 2006. Lower natural gas prices also negatively affected our holdings in the Oil, Gas, and Consumable Fuels Industry. CONSOL Energy, a leading coal and gas provider, suffered from lower energy prices and reduced demands for electricity. In comparison to the benchmark, we were underweight in Materials and Industrials which performed well in 2006. As a result, this detracted from performance.

The Portfolio’s top individual contributor to performance was a Financial Services firm serving the Energy market, IntercontinentalExchange, an energy exchange company benefiting from intense volatility and energy trading activity in 2006. The company enjoyed record trading volume and acquired the New York Board of Trade during the year.

Many other positive contributors were in the Information Technology sector, home to such leading contributors as ValueClick, VeriFone Holdings, ATI Technologies, and Alliance Data Systems, among others. Top-ten holding ValueClick, an Internet ad agency, benefited from an explosion of Internet traffic and transactions, as well as a shift of advertising spending away from traditional print and TV ads to the Internet. Another of the Portfolio’s biggest contributors was ATI Technologies. This maker of computer graphics chips for PCs and other electronic devices participated in a merger during the year with chip maker Advanced Micro Devices.

Looking ahead to 2007, we will continue to look for companies we believe are well managed, have solid growth in revenue and earnings and have strong financial characteristics. We believe this bottom-up investment approach based on holding the best individual stocks we can find is key as we seek to deliver solid performance over time. In addition, after a year of underperforming large- and small-company stocks, we believe relative valuations in the mid-cap space are more attractive and could present opportunities for the Portfolio.

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Aggressive Growth Stock Portfolio	4.40%	4.47%	6.43%
Russell Midcap Growth Index	10.66%	8.22%	8.62%
S&P MidCap 400 Index	10.32%	10.89%	13.47%
Mid Cap Growth Funds Lipper Average	8.66%	6.26%	8.40%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks. Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Since the Portfolio invests primarily in medium-capitalization (Mid-Cap) issues, the indices that best reflect the Portfolio’s performance is the S&P MidCap 400 Index and Russell Midcap Growth Index. The indices cannot be invested in directly and do not include sales charges.

The Russell Midcap Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. As of December 31, 2006, the average market capitalization of the Russell Midcap Growth Index was approximately $8.409 billion; the median market capitalization was approximately $4.269 billion. The largest company in the Index had an approximate market capitalization of $21.427 billion and a smallest of $1.177 billion.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2006, the 400 companies in the composite had a median market capitalization of $2.7 billion and total market value of $1.2 trillion. The MidCap 400 represents approximately 5.5% of the market value of Compustat’s database of over 9,600 equities.

The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,006.30	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.30	$2.63

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.3%)
Abercrombie & Fitch Co. — Class A	112,300	7,819
*Aeropostale, Inc.	247,120	7,629
Choice Hotels International, Inc.	43,500	1,831
*GameStop Corp. — Class A	215,500	11,876
*Lamar Advertising Co. — Class A	179,325	11,726
*O’Reilly Automotive, Inc.	406,360	13,028
Pool Corp.	254,200	9,957
Station Casinos, Inc.	80,900	6,607
*Urban Outfitters, Inc.	159,600	3,676

Total		74,149

Consumer Staples (0.7%)
*Herbalife, Ltd.	209,100	8,397

Total		8,397

Energy (7.7%)
*Cameron International Corp.	322,900	17,130
ENSCO International, Inc.	335,500	16,795
*National-Oilwell Varco, Inc.	225,200	13,778
*Newfield Exploration Co.	401,000	18,426
Range Resources Corp.	508,300	13,958
Smith International, Inc.	270,300	11,101

Total		91,188

Financials (15.6%)
Assured Guaranty, Ltd.	347,785	9,251
Brown & Brown, Inc.	599,100	16,901
Chicago Mercantile Exchange Holdings, Inc.	58,300	29,717
The Colonial BancGroup, Inc.	533,900	13,743
*IntercontinentalExchange, Inc.	247,783	26,735
*Investment Technology Group, Inc.	353,840	15,173
Investors Financial Services Corp.	248,180	10,590
Legg Mason, Inc.	63,870	6,071
SEI Investments Co.	203,000	12,091
*SVB Financial Group	229,600	10,704
*TD Ameritrade Holding Corp.	842,600	13,633
Ventas, Inc.	464,900	19,675

Total		184,284

Health Care (17.4%)
Caremark Rx, Inc.	269,134	15,370
*Celgene Corp.	211,900	12,191
*Covance, Inc.	280,500	16,524
*Cytyc Corp.	220,000	6,226
*DaVita, Inc.	511,200	29,078
*Express Scripts, Inc.	122,400	8,764
*Gen-Probe, Inc.	184,100	9,641
*Illumina, Inc.	179,400	7,052
*Immucor, Inc.	277,100	8,100
*Intuitive Surgical, Inc.	103,100	9,887
*Kyphon, Inc.	213,720	8,634
Mentor Corp.	263,600	12,882

Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*ResMed, Inc.	347,100	17,084
*Varian Medical Systems, Inc.	239,800	11,407
*VCA Antech, Inc.	804,600	25,901
*Ventana Medical Systems, Inc.	160,238	6,895

Total		205,636

Industrials (17.6%)
The Corporate Executive Board Co.	173,620	15,226
*Corrections Corp. of America	455,150	20,586
Expeditors International of Washington, Inc.	227,060	9,196
Fastenal Co.	285,980	10,261
Graco, Inc.	395,100	15,654
Herman Miller, Inc.	350,100	12,730
J.B. Hunt Transport Services, Inc.	397,900	8,264
Joy Global, Inc.	365,700	17,678
Manitowoc Co., Inc.	172,700	10,264
*Monster Worldwide, Inc.	171,800	8,013
*Nutri/System, Inc.	217,400	13,781
Ritchie Bros. Auctioneers, Inc.	361,900	19,376
Robert Half International, Inc.	508,300	18,868
*Spirit Aerosystems Holdings, Inc.	219,000	7,330
*Stericycle, Inc.	271,400	20,491

Total		207,718

Information Technology (23.8%)
*Activision, Inc.	1,132,810	19,530
*Alliance Data Systems Corp.	311,000	19,428
*Altera Corp.	192,300	3,784
Amphenol Corp. — Class A	356,300	22,119
*Citrix Systems, Inc.	202,000	5,464
*Cognizant Technology Solutions Corp. — Class A	286,800	22,129
*Digital River, Inc.	273,500	15,259
*Euronet Worldwide, Inc.	230,900	6,855
FactSet Research Systems, Inc.	293,700	16,588
Harris Corp.	454,300	20,834
Jabil Circuit, Inc.	171,820	4,218
KLA-Tencor Corp.	159,180	7,919
*MEMC Electronic Materials, Inc.	325,900	12,756
Microchip Technology, Inc.	501,495	16,399
*Micros Systems, Inc.	45,000	2,372
*SRA International, Inc. — Class A	292,380	7,818
*ValueClick, Inc.	1,119,460	26,453
*VeriFone Holdings, Inc.	766,400	27,132
*WebEx Communications, Inc.	714,800	24,939

Total		281,996

Materials (1.7%)
Praxair, Inc.	342,240	20,305

Total		20,305

Telecommunication Services (1.1%)
*NeuStar, Inc. — Class A	415,500	13,479

Total		13,479

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

Utilities (0.0%)
*Dynegy, Inc. — Class A	1,795	13

Total		13

Total Common Stocks (Cost: $963,292)		1,087,165

Money Market Investments (7.9%)

Autos (0.8%)
Fcar Owner Trust 1, 5.32%, 1/17/07	10,000,000	9,976

Total		9,976

Federal Government & Agencies (0.2%)
Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	2,500,000	2,472

Total		2,472

Finance Lessors (1.8%)
Thunder Bay Funding, Inc., 5.27%, 1/8/07	10,000,000	9,991
Windmill Funding Corp., 5.29%, 1/18/07	10,000,000	9,975

Total		19,966

Finance Services (0.8%)
(b)Bryant Park Funding LLC, 5.33%, 1/11/07	10,000,000	9,985

Total		9,985

Miscellaneous Business Credit Institutions (0.8%)
(b)Park Avenue Receivables, 5.29%, 1/31/07	10,000,000	9,956

Total		9,956

National Commercial Banks (0.9%)
UBS Finance LLC, 5.27%, 1/2/07	11,100,000	11,098

Total		11,098

Security Brokers and Dealers (0.8%)
(b)Morgan Stanley Dean Witter, 5.26%, 1/29/07	10,000,000	9,959

Total		9,959

Money Market Investments (7.9%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.8%)
Old Line Funding Corp., 5.29%, 1/17/07	10,000,000	9,976
Sheffield Receivables, 5.31%, 1/16/07	10,000,000	9,978

Total		19,954

Total Money Market Investments (Cost: $93,365)		93,366

Total Investments (99.8%) (Cost $1,056,657)(a)		1,180,531

Other Assets, Less Liabilities (0.2%)		2,953

Net Assets (100.0%)		1,183,484

*	Non-Income Producing
(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $1,059,137 and the net unrealized appreciation of investments based on that cost was $121,394 which is comprised of $134,961 aggregate gross unrealized appreciation and $13,567 aggregate gross unrealized depreciation.
(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) $ (000’s)
Midcap 400 Index Futures (Long)	62	3/07	(540)
(Total Notional Value at December 31, 2006, $25,690 )

The Accompanying Notes are an Integral Part of the Financial Statements.

Aggressive Growth Stock Portfolio

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in companies primarily outside the U.S. that have above-average growth potential.	$273 million

The International Growth Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. selected for their attractive growth potential based on management’s assessment of a combination of solid fundamentals, attractive valuation and positive technical evaluation.

International equities, as measured by the MSCI EAFE (Europe, Australasia, and Far East) Index return of 26.86%, enjoyed another year of solid returns for the twelve months ended December 31, 2006. Many of the world’s developed markets produced a double-digit gain, except for Japan. In addition, based on the MSCI Emerging Market Index, emerging market stocks performed very well overall, though a sharp correction mid-year made for a bumpy ride. These results were helped by generally strong economic growth around the globe, despite high energy prices and rising interest rates. High commodity prices, however, benefit many emerging market economies rich in natural resources. As in the United States, value-oriented shares outperformed growth in many foreign markets in 2006. This made for a difficult environment for the International Growth Portfolio relative to the EAFE Index, because the Portfolio typically does not hold the value-oriented stocks that led the market. However, the Portfolio’s modest emerging market slice of 8.6% added to relative returns.

For the year ended December 31, 2006, the International Growth Portfolio had a return of 21.48%, compared with the 26.86% return of the EAFE Index. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) The Portfolio trailed the 24.61% average return of its peer group, the Lipper International Growth Funds.

The Portfolio experienced a reversal of fortune in 2006 with respect to its holdings in Japan and South Korea. These holdings were positive contributors in 2005, but contributed directly to relative underperformance in 2006. In addition, the stocks that limited the Portfolio’s relative return the most tended to be small, growth-oriented holdings.

It helped performance to be underweight in Japan, which was not only the worst-performing developed market for the year but also the only one to produce just a single digit gain. The Portfolio’s Japanese performance, however, suffered from poor stock selection, such as retailers Ryohin Keikaku and Shimamura. Chiyoda, an engineering and construction company, is a good example of a stock that turned in a disappointing 2006 performance after a stellar run in 2005. Chiyoda did well as energy prices rose in 2005 on orders for facilities involved in the production and processing of alternative sources of energy, predominantly LNG (liquefied natural gas). But as energy prices came down from their highs in 2006 and some major projects neared completion, investors worried about future profit projections.

In South Korea, two small Information Technology holdings, Humax, which was sold out of the Portfolio in June 2006, and Telechips, disappointed. Humax was affected by an unfavorable product mix shift toward lower-end digital set-top boxes. Telechips, which makes chips for MP3 players, was positioned to do well should competition to Apple’s popular iPod emerge; however, its performance disappointed for the year.

Looking at positive contributors to return, many of our holdings across Europe benefited from stock markets that offered returns of 25% or more. The Portfolio received sizable contributions to return from top-ten holdings Admiral Group, Telenor, and Anglo-Irish Bank Corp. Admiral is a UK insurance firm with a unique structure and route to market that is facilitating growth and market share gains. Telenor is a Norwegian telecommunications firm experiencing tremendous growth in emerging markets. The appeal of this stock was not just due to its attractive growth, but also because this stock was trading at a discount to other names in the sector with inferior growth rates. Anglo-Irish Bank, the Portfolio’s largest position, offers high growth rates not adequately reflected in its share price. The company benefited from the rapid growth of the Irish economy, as well as penetration into U.K. and U.S. markets.

Other significant contributors of note included many German companies, including Schwarz Pharma, K + S Group, and Deutz, among others. Schwarz Pharma is a drug manufacturer that received an attractive takeout bid during the year. K + S Group is a leading potash supplier that benefited from strong pricing trends because of supply/demand imbalances, at least partly due to production disruptions elsewhere. Finally, Deutz returned more than 135% during the year, helped by surging demand for the company’s compact diesel engines.

Looking ahead, as bottom-up investors, we remain committed to our process of building a portfolio of non-U.S. securities selected for their attractive growth potential, based on our assessment of a combination of fundamentals, valuations, and technical analysis. We believe that owning such companies is key to seeking long-term capital appreciation for the Portfolio. Therefore we will pursue what we believe to be the most attractive investing opportunities we find, regardless of sector or foreign country.

International Growth Portfolio

International Growth Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
International Growth Portfolio	21.48%	16.26%	12.84%
Morgan Stanley EAFE Index (Gross)	26.86%	15.43%	12.80%
International Growth Funds Lipper Average	24.61%	14.12%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth funds typically have an above–average price–to–cash flow ratio, price–to–book ratio, and three–year sales–per–share growth value compared to the S&P/Citigroup World ex–U.S. BMI. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

International Growth Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,155.00	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.34

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Growth Portfolio

International Growth Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.2%)
Burberry Group PLC	United Kingdom	208,640	2,637
Esprit Holdings, Ltd.	Hong Kong	192,500	2,154
*Fiat SPA	Italy	163,745	3,130
*Focus Media Holdings, Ltd.	China	12,800	850
Hugo Boss AG	Germany	39,430	2,026
Inditex SA	Spain	59,590	3,210
Intercontinental Hotels Group PLC	United Kingdom	111,359	2,752
*Kuoni Reisen Holding	Switzerland	2,685	1,437
Nokian Renkaat Corp.	Finland	66,965	1,372
Point, Inc.	Japan	21,780	1,431
PPR SA	France	15,680	2,343
*Rezidor Hotel Group AB	Sweden	20,735	179
Societe Television Francaise 1 SA	France	63,895	2,371
Sol Melia SA	Spain	119,770	2,373
Toyota Motor Corp.	Japan	41,000	2,742
*Urbi Desarollos Urbanos SA	Mexico	661,780	2,389

Total			33,396

Consumer Staples (9.9%)
Alimentation Couche Tard, Inc.	Canada	29,940	651
*Barry Callebaut AG	Switzerland	3,285	1,658
C&C Group PLC	Ireland	146,480	2,601
Coca Cola Hellenic Bottling Co. SA	Greece	48,575	1,898
*Cosan SA Industria e Comercio	Brazil	61,300	1,283
Davide Campari-Milano SPA	Italy	147,515	1,462
Heineken NV	Netherlands	41,595	1,978
Iaws Group PLC	Ireland	91,100	2,333
Natura Cosmetico SA	Brazil	165,150	2,331
Reckitt Benckiser PLC	United Kingdom	49,520	2,263
Tesco PLC	United Kingdom	312,845	2,478
Wal-Mart De Mexico SA de CV	Mexico	718,270	3,160
Woolworths, Ltd.	Australia	152,840	2,883

Total			26,979

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Energy (2.6%)
*Aker Drilling ASA	Norway	25,395	156
BG Group PLC	United Kingdom	77,230	1,048
*Pertra ASA	Norway	10,690	111
*Petroleum Geo-Services ASA	Norway	92,340	2,171
Tenaris SA, ADR	Italy	32,050	1,599
*TGS Nopec Geophysical Co. ASA	Norway	100,500	2,079

Total			7,164

Financials (21.5%)
Admiral Group PLC	United Kingdom	162,105	3,489
Allianz SE	Germany	14,530	2,968
Allied Irish Banks PLC	Ireland	84,185	2,500
Alpha Bank AE	Greece	43,695	1,321
Anglo Irish Bank Corp. PLC	Ireland	234,439	4,863
Ardepro Co., Ltd.	Japan	6,384	2,100
Azimut Holding SPA	Italy	182,285	2,440
Banca Italease SPA	Italy	9,500	554
Banca Popolare di Milano	Italy	74,370	1,291
*Banco Espanol de Credito SA	Spain	100,365	2,220
BNP Paribas SA	France	7,945	867
China Overseas Land & Investment, Ltd.	Hong Kong	2,107,000	2,823
Credit Suisse Group	Switzerland	40,780	2,853
Erste Bank Der Oesterreichischen Sparkassen AG	Austria	39,535	3,032
Fondiaria-Sai SPA	Italy	34,810	1,665
Hypo Real Estate Holding AG	Germany	19,635	1,237
IKB Deutsche Industriebank AG	Germany	50,200	1,957
ING Groep NV	Netherlands	39,025	1,730
Kenedix, Inc.	Japan	373	1,683
Korean Reinsurance Co.	Korea	84,470	1,154
Manulife Financial Corp.	Canada	50,725	1,714
*NorGani Hotels ASA	Norway	61,753	728
Northern Rock PLC	United Kingdom	78,555	1,812
Piraeus Bank SA	Greece	64,560	2,081
Swiss Life Holding	Switzerland	7,790	1,951

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
*TAG Tegernsee Immobilien Und Beteiligungs AG	Germany	112,675	1,374
The Toronto-Dominion Bank	Canada	25,040	1,497
UBS AG	Switzerland	38,450	2,320
Unicredito Italiano SPA	Italy	284,450	2,493

Total			58,717

Health Care (7.2%)
CSL, Ltd.	Australia	42,360	2,186
Daiichi Sankyo Co., Ltd.	Japan	29,300	916
Elekta AB	Sweden	113,130	2,384
*Neurochem, Inc.	Canada	42,325	909
Nobel Biocare Holding AG	Switzerland	9,175	2,712
Roche Holding AG	Switzerland	9,345	1,676
Shire PLC, ADR	United Kingdom	43,495	2,685
Stada Arzneimittel AG	Germany	37,140	2,130
Takeda Pharmaceutical Co., Ltd.	Japan	27,000	1,854
Terumo Corp.	Japan	55,500	2,183

Total			19,635

Industrials (20.8%)
ABB, Ltd.	Switzerland	188,765	3,394
*Alstom	France	23,685	3,211
Assa Abloy AB	Sweden	108,900	2,370
Atlas Copco AB	Sweden	71,955	2,417
Cae, Inc.	Canada	250,440	2,309
Capita Group PLC	United Kingdom	207,825	2,470
Chiyoda Corp.	Japan	50,000	979
Cia De Concessoes Rodovia	Brazil	195,260	2,637
*Daewoo Shipbuilding & Marine Engineering Co.	Korea	47,240	1,483
*Deutz AG	Germany	74,958	994
FLSmidth & Co. A/S	Denmark	11,535	733
*Geo ASA	Norway	95,105	877
*Grafton Group PLC	Ireland	146,745	2,450
Hopewell Holdings	Hong Kong	588,000	2,064
Intrum Justitia AB	Sweden	29,900	388
Kitz Corp.	Japan	207,000	1,736
Koninklijke BAM Groep NV	Netherlands	44,965	872
Kuehne & Nagel International AG	Switzerland	22,295	1,622
Metso Corp.	Finland	52,295	2,640
Michael Page International PLC	United Kingdom	334,680	2,964

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials continued
MTU Aero Engines Holding AG	Germany	48,525	2,271
PT Berlian Laju Tanker Tbk	Indonesia	9,891,500	1,914
Sembcorp Marine, Ltd.	Singapore	866,000	1,920
SGS SA	Switzerland	2,080	2,318
*Thielert AG	Germany	41,290	970
Tianjin Development Holdings, Ltd.	Hong Kong	1,658,000	1,177
TNT NV	Netherlands	56,465	2,428
Topix ETF	Japan	148,500	2,121
Vinci SA	France	23,525	3,006

Total			56,735

Information Technology (11.3%)
Autonomy Corp. PLC	United Kingdom	67,550	677
Cap Gemini SA	France	33,580	2,108
EVS Broadcast Equipment SA	Belgium	8,430	487
*Gresham Computing PLC	United Kingdom	186,275	540
Hoya Corp.	Japan	60,600	2,363
*Hynix Semiconductor, Inc.	Korea	41,110	1,611
Ibiden Co., Ltd.	Japan	51,100	2,576
Infosys Technologies, Ltd.	India	65,645	3,323
Kontron AG	Germany	170,000	2,468
Neopost SA	France	20,250	2,543
Nippon Electric Glass Co., Ltd.	Japan	77,000	1,618
Samsung Electronics Co., Ltd.	Korea	1,690	1,114
Star Micronics Co., Ltd.	Japan	119,100	2,377
*Telechips, Inc.	Korea	45,632	932
Telefonaktiebolaget LM Ericsson	Sweden	555,315	2,243
*Temenos Group AG	Switzerland	104,375	1,769
Vtech Holdings, Ltd.	Hong Kong	316,000	1,958

Total			30,707

Materials (6.9%)
Companhia Vale do Rio Doce, ADR	Brazil	83,900	2,495
*Crew Minerals ASA	Norway	223,710	402
CRH PLC	Ireland	56,075	2,338
*Gammon Lake Resources, Inc.	Canada	100,835	1,643
Imperial Chemical Industries PLC	United Kingdom	234,940	2,079
K+S AG	Germany	26,210	2,844

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Materials continued
Newcrest Mining, Ltd.	Australia	86,745	1,804
Sumitomo Titanium Corp.	Japan	21,400	2,393
*Syngenta AG	Switzerland	15,055	2,801

Total			18,799

Telecommunication Services (1.5%)
*Mobilcom AG	Germany	16,600	484
Telenor ASA	Norway	189,570	3,565

Total			4,049

Utilities (2.8%)
Cez	Czech Republic	51,405	2,360
Red Electrica de Espana	Spain	50,675	2,173
RWE AG	Germany	28,435	3,135

Total			7,668

Total Foreign Common Stocks (Cost: $208,509)			263,849

Money Market Investments (3.7%)

Federal Government and Agencies (3.4%)
Federal Home Loan Bank, 5.14%, 1/10/07	United States	7,100,000	7,091
Federal Home Loan Bank, 5.12%, 1/19/07	United States	2,300,000	2,294

Total			9,385

National Commercial Banks (0.3%)
UBS Finance LLC, 5.25%, 1/2/07		800	800

Total Money Market Investments (Cost: $10,185)			10,185

Total Investments (100.4%) (Cost $218,694)(a)			274,034

Other Assets, Less Liabilities (-0.4%)			(1,152)

Net Assets (100.0%)			272,882

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes was $219,248 and the net unrealized appreciation of investments based on that cost was $54,786 which is comprised of $56,593 aggregate gross unrealized appreciation and $1,807 aggregate gross unrealized depreciation.

Investment Percentage by Country is based on Net Assets:

Japan	10.7%
United Kingdom	10.2%
Switzerland	9.7%
Germany	9.1%
Ireland	6.3%
France	6.0%
Other	48.0%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Franklin Templeton International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Participate in the growth of foreign economies by investing in securities with high long-term earnings potential relative to current market values.	$1.6 billion

The Franklin Templeton International Equity Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

International equities enjoyed another year of solid returns in 2006, when every one of the world’s developed markets produced a double-digit gain, save Japan. In addition, based on the MSCI Emerging Market Index, emerging market shares performed well overall, though a sharp mid-year correction made for a bumpy ride. These results were helped by generally strong economic growth around the globe, despite higher energy prices and interest rates. It is worth pointing out, though, that higher energy and commodity prices benefit many emerging market economies rich in natural resources. For the year ended December 31, 2006, the MSCI EAFE (Europe, Australasia, and Far East) Index returned 26.86%. (The Index is unmanaged, cannot be invested in directly, and does not include expenses.) As in the United States, value-oriented shares outperformed growth stocks in foreign markets in 2006. This environment was positive for the International Equity Portfolio, which tends to hold value stocks, with a total return of 30.90%. The average return for the Portfolio’s peer group, the Lipper International Value Funds, was 26.89% for the year.

Positions in Industrials, Consumer Discretionary, and Telecommunication Services, among other sectors, drove the Portfolio’s outperformance of the EAFE Index. However, the Portfolio’s return was negatively impacted relative to its benchmark due to our positioning in the Financials and Materials sectors. From a country perspective, a significant underweight and good stock selection in Japan were the primary contributors to relative return — less than 10% of Portfolio assets were invested in Japanese firms at year-end, versus an almost 25% weighting for the Index. That marked a significant turnaround from 2005, when our underweight there limited relative results.

The Industrials sector was home to many of the largest contributors to the Portfolio’s performance on an absolute basis and relative to its benchmark. Vestas Windsystems, KCI Konecranes, Atlas Copco, and British Airways head a list of Portfolio companies that benefited from the strength in the global economy and greater demand for their products. Vestas, which was the Portfolio’s number-one contributor for the year, is an alternative energy provider. Higher energy prices helped make its products a more attractive alternative to traditional fossil fuels.

Among Consumer Discretionary and Energy shares, good stock selection helped the Portfolio’s holdings relative to the Index. A significant overweight position and good stock selection in Telecommunication Services were additional sources of outperformance. Norwegian telecom firm Telenor was the number-two contributor to performance for the year. This stock was appealing because it carried an attractive valuation and enjoyed a growing global market for its products, particularly among emerging market economies.

In terms of detractors, our positioning among Financials limited the Portfolio’s relative performance. We were underweight in this winning sector, and our stocks underperformed slightly (27% versus 29% for the benchmark). Our largest detractor in this space was South Korean firm Kookmin Bank, where we liked the stock’s valuation and growth prospects. Unfortunately, it was weighed down by factors that affected many South Korean and Japanese holdings, including worries about the pace of economic growth and tension around North Korea’s nuclear ambitions. In Materials, it helped to be overweight this sector, but our stock selection disappointed. The leading detractor was Alumina, a metals and mining firm that issued poor results because of higher-than-expected costs.

Looking ahead, we continue to see opportunity in companies within the Industrials and Telecommunication Services sectors, which were our largest overweight positions relative to the benchmark at year-end. We view many firms in these sectors as likely beneficiaries of continued strong global growth. At the same time, we continue to underweight Financials because of valuation concerns among companies in the sector. In addition, Financials make up 30% of our Index and we are reluctant to concentrate the Portfolio so heavily in a single sector.

That said, we are fundamental, bottom-up managers, and will go wherever we find attractive stocks trading at a discount to our estimate of their worth. What’s more, we have a long-term focus, which allows us to wait patiently for the opportunity to purchase stocks at bargain levels. We believe these elements of value, patience, and bottom-up stock selection are critical to successful long-term investing.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Franklin Templeton International Equity Portfolio	30.90%	15.11%	9.57%
Morgan Stanley EAFE Index (Gross)	26.86%	15.43%	8.06%
International Value Funds Lipper Average	26.89%	16.13%	9.59%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE (“Europe- Australasia-Far East”) Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Value funds typically have a below–average price–to–cash flow ratio, price–to–book ratio, and three–year sales–per–share growth value compared to the S&P/Citigroup World ex–U.S. BMI. Source: Lipper, Inc.

Allocation is based on percentage of equities.

Allocation and Top 10 Holdings is subject to change.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,176.00	$3.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.0%)
Accor SA	France	173,000	13,405
Agfa-Gevaert NV	Belgium	291,272	7,444
Bayerische Motoren Werke AG	Germany	251,100	14,422
British Sky Broadcasting Group PLC	United Kingdom	1,225,270	12,523
Burberry Group PLC	United Kingdom	738,190	9,330
Compagnie Generale des Etablissements Michelin	France	260,200	24,902
Compass Group PLC	United Kingdom	2,915,350	16,554
FUJIFILM Holdings Corp.	Japan	159,300	6,546
GKN PLC	United Kingdom	2,091,540	11,385
Kingfisher PLC	United Kingdom	1,484,070	6,930
Koninklijke (Royal) Philips Electronics NV	Netherlands	449,135	16,939
Mediaset SPA	Italy	644,210	7,645
Pearson PLC	United Kingdom	697,770	10,540
Reed Elsevier NV	Netherlands	645,340	11,006
Securitas Direct AB — Class B	Sweden	652,300	2,068
Sony Corp.	Japan	323,400	13,859
Thomson	France	1,088,780	21,286
Valeo SA	France	135,280	5,631
Wolters Kluwer NV	Netherlands	166,630	4,793

Total			217,208

Consumer Staples (2.7%)
Alliance Boots PLC	United Kingdom	462,082	7,577
Cadbury Schweppes PLC	United Kingdom	1,086,340	11,624
Nestle SA	Switzerland	38,980	13,853
Unilever PLC	United Kingdom	348,295	9,738

Total			42,792

Energy (6.2%)
BP PLC	United Kingdom	1,037,940	11,533
China Shenhua Energy Co., Ltd.	China	7,378,000	17,757
ENI SPA	Italy	414,535	13,943
Repsol YPF SA	Spain	493,680	17,074
Royal Dutch Shell PLC — Class B	United Kingdom	410,435	14,385
SBM Offshore NV	Netherlands	451,200	15,516
Total SA	France	84,728	6,112

Total			96,320

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Financials (18.8%)
ACE, Ltd.	Bermuda	234,580	14,209
Australia & New Zealand Banking Group, Ltd.	Australia	89,588	1,995
AXA	France	512,174	20,736
Banco Santander Central Hispano SA	Spain	906,009	16,911
Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	12,754
DBS Group Holdings, Ltd.	Singapore	1,192,000	17,564
HSBC Holdings PLC	United Kingdom	903,737	16,557
ING Groep NV	Netherlands	436,000	19,332
*Kookmin Bank	South Korea	226,500	18,242
Lloyds TSB Group PLC	United Kingdom	1,165,150	13,038
National Australia Bank, Ltd.	Australia	514,532	16,408
Nomura Holdings, Inc.	Japan	332,400	6,271
Nordea Bank AB — FDR	Sweden	1,651,590	25,551
Royal Bank of Scotland Group PLC	United Kingdom	605,560	23,631
Sompo Japan Insurance, Inc.	Japan	1,103,000	13,486
Standard Chartered PLC	United Kingdom	370,360	10,819
Swire Pacific, Ltd. — Class A	Hong Kong	1,276,500	13,769
Swiss Re	Switzerland	180,212	15,322
Unicredito Italiano SPA	Italy	860,800	7,545
XL Capital, Ltd. — Class A	Bermuda	94,850	6,831

Total			290,971

Health Care (5.8%)
Celesio AG	Germany	261,230	14,014
*CK Life Sciences International Holdings, Inc.	Hong Kong	44,991	4
GlaxoSmithKline PLC	United Kingdom	621,430	16,353
Olympus Corp.	Japan	236,500	7,433
Ono Pharmaceutical Co., Ltd.	Japan	94,800	5,003
Sanofi-Aventis	France	164,625	15,201
Shire PLC	United Kingdom	878,760	18,221

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Health Care continued
Symbion Health, Ltd.	Australia	10	0
Takeda Pharmaceutical Co., Ltd.	Japan	208,500	14,314

Total			90,543

Industrials (15.0%)
Atlas Copco AB — Class A	Sweden	665,280	22,351
BAE Systems PLC	United Kingdom	3,411,020	28,434
*British Airways PLC	United Kingdom	1,228,800	12,692
Deutsche Post AG	Germany	602,100	18,153
East Japan Railway Co.	Japan	876	5,852
Empresa Brasileira de Aeronautica SA, ADR	Brazil	259,710	10,760
Hutchison Whampoa, Ltd.	Hong Kong	1,826,000	18,546
Qantas Airways, Ltd.	Australia	2,552,550	10,518
Rentokil Initial PLC	United Kingdom	2,672,940	8,675
Rolls-Royce Group PLC	United Kingdom	1,916,900	16,806
Rolls-Royce Group PLC — Class B	United Kingdom	70,353,533	138
Securitas AB — Class B	Sweden	652,300	10,124
*Securitas Systems AB — Class B	Sweden	652,300	2,639
Siemens AG, ADR	Germany	199,230	19,634
Smiths Group PLC	United Kingdom	480,490	9,328
*Vestas Wind Systems A/S	Denmark	600,180	25,366
Volvo AB — Class B	Sweden	199,840	13,764

Total			233,780

Information Technology (7.4%)
*Check Point Software Technologies, Ltd.	Israel	387,430	8,492
Compal Electronics, Inc.	Taiwan	5,975,495	5,327
Hitachi, Ltd.	Japan	1,198,000	7,470
*Infineon Technologies AG	Germany	1,122,690	15,828

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Lite-On Technology Corp.	Taiwan	4,895,950	6,619
Mabuchi Motor Co., Ltd.	Japan	147,600	8,781
Nintendo Co., Ltd.	Japan	64,600	16,774
Samsung Electronics Co., Ltd.	South Korea	46,140	30,412
Toshiba Corp.	Japan	2,350,000	15,304

Total			115,007

Materials (7.8%)
Akzo Nobel NV	Netherlands	234,050	14,277
Alcan, Inc.	Canada	255,260	12,429
Alumina, Ltd.	Australia	1,908,930	9,553
BASF AG	Germany	166,900	16,270
BHP Billiton, Ltd.	Australia	565,160	11,287
Companhia Vale do Rio Doce, ADR	Brazil	440,500	11,563
*Domtar, Inc.	Canada	1,006,610	8,502
Norske Skogindustrier ASA	Norway	978,371	16,869
Stora Enso OYJ — Class R	Finland	658,140	10,425
UPM-Kymmene OYJ	Finland	394,760	9,963

Total			121,138

Telecommunication Services (11.7%)
BCE Inc.	Canada	394,282	10,617
China Telecom Corp., Ltd.	China	17,338,000	9,496
Chunghwa Telecom Co., Ltd., ADR	Taiwan	301,430	5,947
France Telecom SA	France	756,770	20,929
KT Corp., ADR	South Korea	385,100	9,762
Nippon Telegraph & Telephone Corp.	Japan	1,930	9,504
Portugal Telecom SGPS SA	Portugal	632,670	8,218
SK Telecom Co., Ltd., ADR	South Korea	322,890	8,550
Tele Norte Leste Participacoes SA, ADR	Brazil	1,006,600	15,018
Telefonica SA, ADR	Spain	395,838	25,234
Telefonos de Mexico SA de CV, ADR	Mexico	514,688	14,545

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
Telenor ASA	Norway	1,208,610	22,727
Vodafone Group PLC	United Kingdom	8,017,483	22,213

Total			182,760

Utilities (6.8%)
E.ON AG	Germany	146,700	19,914
Electricite de France	France	258,050	18,803
Endesa SA	Spain	139,610	6,603
Hongkong Electric Holdings, Ltd.	Hong Kong	1,549,500	7,560
Iberdrola SA	Spain	170,560	7,457
*Korea Electric Power Corp.	South Korea	365,650	16,670
National Grid PLC	United Kingdom	666,512	9,618
Suez SA	France	383,320	19,850

Total			106,475

Total Foreign Common Stock (Cost: $937,784)			1,496,994

Money Market Investment (3.6%)

Autos (0.7%)
Fcar Owner Trust 1, 5.27%, 1/4/07	United States	10,000,000	9,996

Total			9,996

Finance Lessors (0.6%)
Thunder Bay Funding LLC, 5.31%, 1/22/07	United States	10,000,000	9,969

Total			9,969

Miscellaneous Business Credit Institutions (0.7%)
Park Avenue Receivable, 5.26%, 1/3/07	United States	10,000,000	9,997

Total			9,997

National Commercial Banks (0.4%)
UBS Finance LLC, 5.27%, 1/2/07	United States	6,700,000	6,699

Total			6,699

Money Market Investment (3.6%)	Country	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers (0.6%)
Morgan Stanley Dean Witter, 5.26%, 1/29/07	United States	10,000,000	9,959

Total			9,959

Short Term Business Credit (0.6%)
Sheffield Receivables, 5.31%, 1/16/07	United States	10,000,000	9,978

Total			9,978

Total Money Market Investment (Cost: $56,598)			56,598

Total Investments (99.8%) (Cost $994,382)(a)			1,553,592

Other Assets, Less Liabilities (0.2%)			2,638

Net Assets (100.0%)			1,556,230

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes was $996,264 and the net unrealized appreciation of investments based on that cost was $557,328 which is comprised of $567,398 aggregate gross unrealized appreciation and $10,070 aggregate gross unrealized depreciation.

Investment Percentage by Country is based on Net Assets:

United Kingdom	21.1%
France	10.7%
Japan	8.4%
Germany	7.6%
South Korea	5.4%
Netherlands	5.3%
Other	41.5%

Total	100.00%

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

AllianceBernstein Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital; current income is a secondary objective.	Invest primarily in the equity securities of mid-sized companies that are believed to be undervalued in relation to their prospects for growth.	$131 million

The AllianceBernstein Mid Cap Value Portfolio seeks long-term growth of capital; current income is a secondary objective. The Portfolio seeks to achieve these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of companies with market capitalizations between $1 billion and $10 billion that are determined to be undervalued.

In 2006, smaller-cap stock returns were in line with earnings growth, with little or no expansion in price-earnings multiples. But within the smaller-cap market, there were large differences by sector that reflected anticipated swings in economic data. Companies with earnings sensitive to capital spending and technology saw their returns limited considerably despite above-average earnings growth as investors anticipated a drop in earnings owing to an economic slowdown. In contrast, sectors perceived as stable, such as the Consumer Staples and Utilities sectors of the Russell 2500 Index, enjoyed significant multiple expansion driven in part by above-average earnings growth.

Against this backdrop, the Portfolio generated strong absolute returns for the year ended December 31, 2006, when it was up 14.49%. That compared with the 14.39% average return of the Portfolio’s peer group, the Lipper Mid-Cap Value Funds. However, the Portfolio underperformed its benchmark, as the Russell 2500 Index returned 16.17%. Also, the Russell 2500 Value Index returned 20.18% for the year ended December 31, 2006. Stock selection was responsible for most of the underperformance and was a detractor across most sectors. The effect was more significant in Financials and Information Technology. Returns from the Portfolio’s Financials stocks were primarily hurt by an underweight in Real Estate Investment Trusts, which benefited from investors’ strong appetite for yield in the period. In Information Technology, the Portfolio’s holdings saw a number of stocks underperform after delivering lower-than-expected earnings reports. Consumer Discretionary stocks were contributors in the year as a number of the Portfolio’s holdings showed better-than-expected earnings growth from company-specific restructuring initiatives. As was the case in the fourth quarter, much of the issue with stock selection for 2006 related to currents in the broad market that created anomalies in the returns to quality and value characteristics.

The Portfolio was helped by an overweight in Producer Durables and Materials and Processing stocks. It was hurt by an overweight in Auto and Transportation stocks, which underperformed for the year in spite of a strong fourth quarter, and by an underweight in Utilities. Some of the year’s top individual contributors were Continental Airlines, Terex, and Jack in the Box. Some specific detractors from the Portfolio’s performance included Zoran, Celestica, and StanCorp Financial Group.

As value investors, we seek to profit from other people’s risk aversion — their willingness to pay a premium for investments with perceived certainty and their willingness to sell at bargain prices to avoid uncertainty. Thus, we seek to buy companies that have become cheap due to investor overreaction to depressed earnings or some other difficulty we think will prove transitory. We find these companies by balancing low valuations (measured by price-to-current earnings, revenues, book value and cash flow) against measures of corporate success (such as relative return on equity and price performance).

But in the last year, the returns for portfolios with these traits have been ineffective at best and perverse at worst. For example, based on the sectors of the Russell 2500 Index, companies with the most attractive price-to-earnings multiples only modestly outperformed more expensive ones versus a more robust historical outperformance. Further, companies with higher forecasted returns on equity underperformed in contrast to a significant historical outperformance. There are a variety of reasons for this, but the overriding theme has been a sense of complacency among investors driven by a broad-based small-cap profit cycle and significant global liquidity in search of returns. A closer examination of the small-cap profit recovery, however, suggests it may be reaching its zenith as many of its drivers, such as declining depreciation and interest expense, are now reversing themselves. It remains unclear when investor risk aversion will return, but a declining level of small-cap profit growth increases the likelihood that the market may be more conservative in how it values small-caps relative to larger companies. Further, such a shift could also highlight the quality of specific companies’ business models, some may see less profit erosion than others, and reintroduce wider value spreads between companies.

We have not changed our research and investment process over this period and continue to build portfolios we believe have the potential to generate strong returns in periods of risk aversion. Recently, as value spreads have narrowed, we find that larger and higher quality companies have become attractively valued. As a result, our small- and mid-cap portfolios have become more exposed to higher quality and larger firms over this period.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	Since Inception*
AllianceBernstein Mid Cap Value Portfolio	14.49%	19.25%
Russell 2500 Index	16.17%	21.95%
Russell 2500 Value Index	20.18%	23.97%
Mid Cap Value Funds Lipper Average	14.39%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $5.1 billion; the median market capitalization was approximately $1.2 billion. Market capitalization of companies in the Index ranged from $368.5 billion to $218.4 million. The index cannot be invested in directly and does not include sales charges.

The Russell 2500 Index represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $1.09 billion; the median market capitalization was approximately $814.6 million. The largest company in the Index had an approximate market capitalization of $4.9 billion.

The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $2.521 billion; the median market capitalization was $869 million. The largest company in the Index had a market capitalization of $7.316 billion and a smallest of $92 million.

The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid–cap value funds typically have a below–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,069.60	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.55

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.1%)
ArvinMeritor, Inc.	105,500	1,923
*AutoNation, Inc.	33,703	719
*Charming Shoppes, Inc.	40,800	552
Furniture Brands International, Inc.	60,100	975
*Jack in the Box, Inc.	26,000	1,587
Liz Claiborne, Inc.	27,400	1,191
*Office Depot, Inc.	21,400	817
*Papa John’s International, Inc.	46,300	1,343
*Payless ShoeSource, Inc.	42,100	1,382
The Reader’s Digest Association, Inc.	39,600	661
Saks, Inc.	89,400	1,593
*TRW Automotive Holdings Corp.	54,100	1,400
*Vail Resorts, Inc.	14,000	627
VF Corp.	13,900	1,141

Total		15,911

Consumer Staples (5.7%)
Corn Products International, Inc.	27,000	933
Longs Drug Stores Corp.	26,400	1,119
Molson Coors Brewing Co. — Class B	23,000	1,758
*Performance Food Group Co.	55,900	1,545
Universal Corp.	43,000	2,107

Total		7,462

Energy (2.3%)
*Hanover Compressor Co.	76,800	1,451
*Plains Exploration & Production Co.	13,700	651
Rowan Companies, Inc.	16,700	554
*Todco	12,200	417

Total		3,073

Financials (24.5%)
A.G. Edwards, Inc.	20,500	1,297
*Arch Capital Group, Ltd.	34,200	2,313
Aspen Insurance Holdings, Ltd.	59,100	1,558
Astoria Financial Corp.	54,250	1,636
Central Pacific Financial Corp.	38,400	1,488
Digital Realty Trust, Inc.	39,000	1,335
FelCor Lodging Trust, Inc.	88,200	1,926
Fidelity National Financial, Inc.	70,500	1,684
Mid-America Apartment Communities, Inc.	18,700	1,070
Old Republic International Corp.	86,000	2,002
Platinum Underwriters Holdings, Ltd.	62,000	1,918
Provident Financial Services, Inc.	85,000	1,541
Radian Group, Inc.	26,600	1,434
RenaissanceRe Holdings, Ltd.	10,100	606
Sovereign Bancorp, Inc.	40,530	1,029
StanCorp Financial Group, Inc.	38,000	1,712
Strategic Hotels & Resorts, Inc.	26,500	577
Susquehanna Bancshares, Inc.	59,700	1,605
Trustmark Corp.	43,900	1,436
UnionBanCal Corp.	17,000	1,041

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Webster Financial Corp.	30,700	1,496
Whitney Holding Corp.	39,850	1,300

Total		32,004

Health Care (4.1%)
*Endo Pharmacutical Holdings, Inc.	18,561	512
*Genesis Healthcare Corp.	23,000	1,086
*King Pharmaceuticals, Inc.	32,600	519
PerkinElmer, Inc.	80,600	1,792
Universal Health Services, Inc. — Class B	26,000	1,441

Total		5,350

Industrials (17.7%)
Acuity Brands, Inc.	35,600	1,853
*Alaska Air Group, Inc.	34,600	1,367
Briggs & Stratton Corp.	53,200	1,434
*Continental Airlines, Inc. — Class B	28,200	1,163
Con-way, Inc.	31,700	1,396
Cooper Industries, Ltd. — Class A	12,000	1,085
GATX Corp.	44,900	1,946
*The Genlyte Group, Inc.	9,100	711
Goodrich Corp.	24,900	1,134
Kennametal, Inc.	31,100	1,830
Laidlaw International, Inc.	43,700	1,330
Mueller Industries, Inc.	27,900	884
Regal-Beloit Corp.	24,700	1,297
Ryder System, Inc.	28,200	1,440
SPX Corp.	35,500	2,171
*Terex Corp.	22,500	1,453
*United Stationers, Inc.	14,500	677

Total		23,171

Information Technology (10.3%)
*Andrew Corp.	105,000	1,074
*Arrow Electronics, Inc.	30,400	959
AVX Corp.	20,100	297
*Celestica, Inc.	113,100	883
*Checkpoint Systems, Inc.	36,900	745
*CommScope, Inc.	63,000	1,921
*CSG Systems International, Inc.	44,500	1,189
IKON Office Solutions, Inc.	133,500	2,186
*Sanmina-SCI Corp.	124,900	431
Siliconware Precision Industries Co., ADR	80,000	629
*Tech Data Corp.	13,500	511
*Vishay Intertechnology, Inc.	107,000	1,449
*Zoran Corp.	81,600	1,190

Total		13,464

Materials (12.0%)
Albemarle Corp.	10,200	732
Ashland, Inc.	27,200	1,881

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Celanese Corp.	61,900	1,602
Chaparral Steel Co.	16,600	735
Commercial Metals Co.	22,800	588
Cytec Industries, Inc.	30,800	1,741
The Lubrizol Corp.	35,700	1,790
*Owens-Illinois, Inc.	69,100	1,275
Reliance Steel & Aluminum Co.	22,200	874
*Rockwood Holdings, Inc.	59,500	1,503
Silgan Holdings, Inc.	35,600	1,564
Steel Dynamics, Inc.	45,000	1,460

Total		15,745

Utilities (6.9%)
*Allegheny Energy, Inc.	57,500	2,640
Northeast Utilities	60,200	1,695
Puget Energy, Inc.	68,700	1,742
*Reliant Resources, Inc.	93,300	1,326
Wisconsin Energy Corp.	34,000	1,614

Total		9,017

Total Common Stocks (Cost: $108,049)		125,197

Money Market Investments (5.0%)	Shares/ $ Par	Value $ (000’s)

Government (4.3%)
Federal Home Loan Bank, 5.14%, 1/10/07	5,700,000	5,693

Total		5,693

National Commercial Banks (0.7%)
UBS Finance LLC, 5.27%, 1/2/07	900,000	900

Total		900

Total Money Market Investments (Cost: $6,593)		6,593

Total Investments (100.6%) (Cost $114,642)(a)		131,790

Other Assets, Less Liabilities (-0.6%)		(774)

Net Assets (100.0%)		131,016

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $114,602 and the net unrealized appreciation of investments based on that cost was
$17,188 which is comprised of $19,988 aggregate gross
unrealized appreciation and $2,800 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

AllianceBernstein Mid Cap Value Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index.	Invest in common stocks found in the S&P MidCap 400® Index utilizing a computer program to maintain sector proportions in the Portfolio equal to the Index.	$534 million

The Index 400 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index. The Portfolio seeks to achieve this objective by investing at least 80% of net assets in common stocks included in the S&P MidCap 400® Index in proportion to their Index weightings to capture market performance of medium-sized companies using a computer program to determine which stocks should be purchased or sold.

For the year ended December 31, 2006, the Index 400 Stock Portfolio had a return of 10.04%, while the S&P MidCap 400® Index returned 10.32%. (This Index is unmanaged, cannot be invested in directly and does not include expenses.) Portfolio performance slightly lagged the S&P MidCap 400® Index due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, the Lipper Mid-Cap Core Funds, was 12.84% for the same period. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because most of the portfolios in the group are actively managed.

Looking at the broad market in 2006, stocks, as measured by the S&P 500® Index, enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In 2006, mid-cap stocks underperformed small- and large-company stocks. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while small-cap stocks returned 15.12%, as measured by the S&P SmallCap 600® Index. Mid-cap stocks lagged, as the S&P MidCap 400® Index returned 10.32% for the twelve months ended December 31, 2006. One trend that did not reverse — value stocks outperformed growth stocks by a wide margin yet again, as mid-cap growth stocks were the poorest-performing segment of the U.S. equities market.

Virtually every sector contributed positively to the MidCap Index’s gains for the year, with the biggest contribution from the Financials sector, which makes up 18% of the Index and returned about 16%. Financials benefited from strength in global capital markets, including a surge in mergers and acquisitions and private equity activity. In a sharp rebound from 2005, when they had negative returns, the Telecommunication Services sector of the S&P MidCap 400® Index had the best absolute returns in 2006, up about 50%; however, these shares make up less than 1% of the Index. Health Care was the worst-performing sector, with an essentially flat return on worries about what Democratic control of Congress might mean for these stocks in terms of additional industry oversight. Consumer Discretionary was the only other sector to lag the S&P MidCap 400® Index’s overall 10% return for the year, likely due to concern over the slowdown in the housing market and the effect on consumers.

As we seek to track the performance and weightings of stocks in the S&P MidCap 400® Index, we make changes to the Portfolio’s holdings as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s periodically adjusts the Index. During 2006, there were 29 stocks added to the Index, and a like number of companies were eliminated.

Looking ahead to 2007, we view mid-cap stocks as relatively more attractive after lagging large- and small-cap stocks last year. While it is difficult to know when the growth style of investing will rebound after years of underperforming value, by seeking to replicate the performance of the S&P MidCap 400® Index, the Portfolio offers exposure to both growth and value stocks.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
Index 400 Stock Portfolio	10.04%	10.65%	10.69%
S&P MidCap 400 Index	10.32%	10.89%	10.98%
Mid Cap Core Funds Lipper Average	12.84%	11.12%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

Indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2006, the 400 companies in the composite had a median market capitalization of $2.7 billion and total market value of $1.2 trillion. The MidCap 400 represents approximately 5.5% of the market value of Compustat’s database of over 9,600 equities. The index is unmanaged, cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,056.60	$1.34
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.32

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.9%)
*99 Cents Only Stores	20,533	250
Abercrombie & Fitch Co. — Class A	38,900	2,708
Advance Auto Parts, Inc.	46,300	1,646
*Aeropostale, Inc.	23,100	713
American Eagle Outfitters, Inc.	58,850	1,837
American Greetings Corp. — Class A	26,400	630
*AnnTaylor Stores Corp.	31,650	1,039
Applebee’s International, Inc.	32,700	807
ArvinMeritor, Inc.	31,150	568
Bandag, Inc.	5,100	257
Barnes & Noble, Inc.	22,500	893
Beazer Homes USA, Inc.	17,200	809
Belo Corp. — Class A	38,700	711
Blyth, Inc.	11,100	230
Bob Evans Farms, Inc.	16,100	551
Borders Group, Inc.	26,200	586
BorgWarner, Inc.	25,300	1,493
Boyd Gaming Corp.	18,700	847
Brinker International, Inc.	54,075	1,631
Callaway Golf Co.	27,400	395
*Career Education Corp.	41,700	1,033
*CarMax, Inc.	47,000	2,521
Catalina Marketing Corp.	16,000	440
CBRL Group, Inc.	13,800	618
*Charming Shoppes, Inc.	54,300	735
*The Cheesecake Factory, Inc.	34,250	843
*Chico’s FAS, Inc.	77,400	1,601
Claire’s Stores, Inc.	41,000	1,359
*Coldwater Creek, Inc.	26,600	652
*Corinthian Colleges, Inc.	38,000	518
DeVry, Inc.	26,200	734
*Dick’s Sporting Goods, Inc.	16,600	813
*Dollar Tree Stores, Inc.	45,200	1,361
Entercom Communications Corp.	12,300	347
Foot Locker, Inc.	68,500	1,502
Furniture Brands International, Inc.	21,300	346
*GameStop Corp. — Class A	33,400	1,841
Gentex Corp.	63,100	982
*Hanesbrands, Inc.	42,400	1,001
Harte-Hanks, Inc.	21,350	592
*Hovnanian Enterprises, Inc. — Class A	16,000	542
International Speedway Corp. — Class A	15,700	801
*ITT Educational Services, Inc.	14,200	942
John Wiley & Sons, Inc. — Class A	19,400	746
*Laureate Education, Inc.	22,619	1,100
Lear Corp.	29,700	877
Lee Enterprises, Inc.	20,200	627
M.D.C. Holdings, Inc.	15,300	873
Media General, Inc. — Class A	10,600	394
Modine Manufacturing Co.	14,400	360
*Mohawk Industries, Inc.	23,600	1,767
*O’Reilly Automotive, Inc.	50,000	1,603

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
OSI Restaurant Partners, Inc.	32,800	1,286
*Pacific Sunwear of California, Inc.	30,600	599
*Payless ShoeSource, Inc.	29,042	953
PETsMART, Inc.	59,700	1,723
Polo Ralph Lauren Corp.	27,000	2,097
The Reader’s Digest Association, Inc.	41,800	698
Regis Corp.	19,800	783
*Rent-A-Center, Inc.	30,800	909
Ross Stores, Inc.	61,500	1,802
Ruby Tuesday, Inc.	25,800	708
The Ryland Group, Inc.	18,800	1,027
Saks, Inc.	61,100	1,089
*Scholastic Corp.	11,300	405
*Scientific Games Corp.	29,400	889
Sotheby’s	24,700	766
Strayer Education, Inc.	6,300	668
Thor Industries, Inc.	15,500	682
*The Timberland Co. — Class A	22,300	704
*Toll Brothers, Inc.	55,400	1,786
Tupperware Brands Corp.	26,600	601
*Urban Outfitters, Inc.	49,300	1,135
*Valassis Communications, Inc.	21,000	305
The Washington Post Co. — Class B	2,500	1,864
Westwood One, Inc.	30,900	218
Williams-Sonoma, Inc.	49,400	1,553

Total		74,322

Consumer Staples (2.1%)
Alberto-Culver Co.	35,200	755
*BJ’s Wholesale Club, Inc.	28,300	880
Church & Dwight Co., Inc.	28,750	1,226
*Energizer Holdings, Inc.	25,000	1,776
*Hansen Natural Corp.	26,800	903
Hormel Foods Corp.	32,200	1,202
The J.M. Smucker Co.	24,996	1,212
Lancaster Colony Corp.	10,400	461
PepsiAmericas, Inc.	26,700	560
Ruddick Corp.	15,800	438
*Smithfield Foods, Inc.	43,800	1,124
Tootsie Roll Industries, Inc.	11,634	380
Universal Corp.	11,300	554

Total		11,471

Energy (6.9%)
Arch Coal, Inc.	62,500	1,877
*Cameron International Corp.	48,900	2,594
*Denbury Resources, Inc.	52,800	1,467
ENSCO International, Inc.	66,900	3,349
*FMC Technologies, Inc.	29,969	1,847
*Forest Oil Corp.	24,100	788
*Grant Prideco, Inc.	56,400	2,243
*Hanover Compressor Co.	45,500	859
Helmerich & Payne, Inc.	46,300	1,133

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Energy continued
*Newfield Exploration Co.	56,800	2,610
Noble Energy, Inc.	76,500	3,753
Overseas Shipholding Group, Inc.	13,100	738
Patterson-UTI Energy, Inc.	70,000	1,626
Pioneer Natural Resources Co.	54,000	2,143
*Plains Exploration & Production Co.	33,800	1,607
Pogo Producing Co.	25,700	1,245
*Pride International, Inc.	72,200	2,167
*Quicksilver Resources, Inc.	24,200	885
*Southwestern Energy Co.	74,100	2,597
Tidewater, Inc.	25,300	1,224

Total		36,752

Financials (16.8%)
A.G. Edwards, Inc.	33,500	2,120
AMB Property Corp.	39,300	2,303
American Financial Group, Inc.	30,850	1,108
*AmeriCredit Corp.	50,900	1,281
Arthur J. Gallagher & Co.	43,200	1,277
Associated Banc-Corp.	57,363	2,001
Astoria Financial Corp.	37,500	1,131
Bank of Hawaii Corp.	21,900	1,182
Brown & Brown, Inc.	50,500	1,425
Cathay General Bancorp	22,800	787
City National Corp.	17,600	1,253
The Colonial BancGroup, Inc.	67,300	1,732
Cullen/Frost Bankers, Inc.	26,300	1,468
Developers Diversified Realty Corp.	47,900	3,015
Eaton Vance Corp.	55,900	1,845
Everest Re Group, Ltd.	28,600	2,806
Fidelity National Financial, Inc.	96,991	2,316
First American Corp.	42,500	1,729
First Niagara Financial Group, Inc.	48,800	725
FirstMerit Corp.	35,300	852
Greater Bay Bancorp	22,500	592
The Hanover Insurance Group, Inc.	22,500	1,098
HCC Insurance Holdings, Inc.	48,950	1,571
Highwoods Properties, Inc.	24,700	1,007
Horace Mann Educators Corp.	19,000	384
Hospitality Properties Trust	32,700	1,554
IndyMac Bancorp, Inc.	31,200	1,409
Investors Financial Services Corp.	29,100	1,242
Jefferies Group, Inc.	44,500	1,193
Leucadia National Corp.	71,400	2,013
Liberty Property Trust	39,800	1,956
Longview Fibre Co.	28,975	636
The Macerich Co.	31,600	2,736
Mack-Cali Realty Corp.	27,600	1,408
Mercantile Bankshares Corp.	55,250	2,585
Mercury General Corp.	15,600	823
New Plan Excel Realty Trust	45,500	1,250
New York Community Bancorp, Inc.	114,321	1,841
Nuveen Investments, Inc. — Class A	34,700	1,800
Ohio Casualty Corp.	26,900	802
Old Republic International Corp.	101,475	2,362
The PMI Group, Inc.	38,500	1,816
Potlatch Corp.	17,047	747

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Protective Life Corp.	30,800	1,463
Radian Group, Inc.	35,500	1,914
Raymond James Financial, Inc.	39,825	1,207
Rayonier, Inc.	33,766	1,386
Regency Centers Corp.	30,300	2,369
SEI Investments Co.	27,900	1,662
StanCorp Financial Group, Inc.	23,600	1,063
*SVB Financial Group	15,100	704
TCF Financial Corp.	49,600	1,360
United Dominion Realty Trust, Inc.	59,300	1,885
Unitrin, Inc.	17,700	887
W.R. Berkley Corp.	74,250	2,562
Waddell & Reed Financial, Inc. — Class A	37,000	1,012
Washington Federal, Inc.	38,465	905
Webster Financial Corp.	24,700	1,203
Weingarten Realty Investors	33,200	1,531
Westamerica Bancorporation	13,500	684
Wilmington Trust Corp.	30,100	1,269

Total		90,247

Health Care (10.0%)
*Advanced Medical Optics, Inc.	26,112	919
*Affymetrix, Inc.	29,900	689
*Apria Healthcare Group, Inc.	18,800	501
Beckman Coulter, Inc.	27,400	1,639
*Cephalon, Inc.	26,800	1,887
*Charles River Laboratories International, Inc.	29,500	1,276
*Community Health Systems, Inc.	41,900	1,530
*Covance, Inc.	28,200	1,661
*Cytyc Corp.	49,600	1,404
DENTSPLY International, Inc.	66,900	1,997
*Edwards Lifesciences Corp.	25,500	1,200
*Gen-Probe, Inc.	22,900	1,199
*Health Net, Inc.	51,300	2,497
*Henry Schein, Inc.	39,000	1,910
Hillenbrand Industries, Inc.	27,000	1,537
*Intuitive Surgical, Inc.	16,300	1,563
*Invitrogen Corp.	21,200	1,200
*LifePoint Hospitals, Inc.	25,300	853
*Lincare Holdings, Inc.	40,800	1,625
*Martek Biosciences Corp.	14,200	331
Medicis Pharmaceutical Corp.	24,200	850
*Millennium Pharmaceuticals, Inc.	134,700	1,468
Omnicare, Inc.	53,500	2,067
*Par Pharmaceutical Companies, Inc.	15,400	344
*PDL BioPharma, Inc.	50,700	1,021
Perrigo Co.	33,400	578
Pharmaceutical Product Development, Inc.	45,400	1,463
*Psychiatric Solutions, Inc.	23,400	878
*ResMed, Inc.	33,500	1,649
*Sepracor, Inc.	48,200	2,969
STERIS Corp.	28,500	717
*Techne Corp.	17,300	959
*Triad Hospitals, Inc.	38,739	1,620

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Universal Health Services, Inc. — Class B	23,900	1,325
Valeant Pharmaceuticals International	40,900	705
*Varian Medical Systems, Inc.	56,800	2,703
*Varian, Inc.	13,400	600
*VCA Antech, Inc.	36,800	1,185
*Ventana Medical Systems, Inc.	14,300	615
*Vertex Pharmaceuticals, Inc.	55,300	2,069

Total		53,203

Industrials (14.6%)
Adesa, Inc.	39,600	1,099
*AGCO Corp.	40,100	1,241
*AirTran Holdings, Inc.	40,100	471
*Alaska Air Group, Inc.	17,600	695
Alexander & Baldwin, Inc.	18,800	834
*Alliant Techsystems, Inc.	14,500	1,134
AMETEK, Inc.	46,650	1,485
Avis Budget Group, Inc.	44,370	962
Banta Corp.	10,800	393
The Brink’s Co.	21,200	1,355
C.H. Robinson Worldwide, Inc.	76,700	3,136
Carlisle Companies, Inc.	13,600	1,068
*ChoicePoint, Inc.	35,100	1,382
Con-way, Inc.	20,700	912
*Copart, Inc.	31,100	933
The Corporate Executive Board Co.	17,200	1,508
Crane Co.	22,600	828
Deluxe Corp.	22,700	572
Donaldson Co., Inc.	30,900	1,073
DRS Technologies, Inc.	17,700	932
*The Dun & Bradstreet Corp.	27,000	2,235
Expeditors International of Washington, Inc.	93,800	3,800
Fastenal Co.	55,200	1,981
Federal Signal Corp.	21,000	337
*Flowserve Corp.	25,600	1,292
GATX Corp.	22,600	979
Graco, Inc.	29,600	1,173
Granite Construction, Inc.	14,900	750
Harsco Corp.	18,500	1,408
Herman Miller, Inc.	28,600	1,040
HNI Corp.	21,400	950
Hubbell, Inc. — Class B	26,500	1,198
J.B. Hunt Transport Services, Inc.	45,700	949
*Jacobs Engineering Group, Inc.	26,000	2,120
*JetBlue Airways Corp.	77,325	1,098
Joy Global, Inc.	52,250	2,526
Kelly Services, Inc. — Class A	9,400	272
Kennametal, Inc.	17,000	1,000
*Korn/Ferry International	18,500	425
Lincoln Electric Holdings, Inc.	18,800	1,136
Manpower, Inc.	37,400	2,802
Mine Safety Appliances Co.	13,200	484
MSC Industrial Direct Co., Inc. — Class A	23,900	936
*Navigant Consulting, Inc.	23,600	466

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Nordson Corp.	14,800	737
Oshkosh Truck Corp.	32,500	1,574
Pentair, Inc.	43,900	1,378
Precision Castparts Corp.	59,700	4,674
*Quanta Services, Inc.	52,200	1,027
Republic Services, Inc.	50,000	2,034
Rollins, Inc.	13,125	290
Roper Industries, Inc.	38,400	1,929
*Sequa Corp. — Class A	3,000	345
SPX Corp.	25,300	1,547
*Stericycle, Inc.	19,500	1,472
*Swift Transportation Co., Inc.	23,700	623
Teleflex, Inc.	17,200	1,110
*Thomas & Betts Corp.	22,900	1,083
The Timken Co.	41,400	1,208
Trinity Industries, Inc.	35,150	1,237
*United Rentals, Inc.	29,300	745
Werner Enterprises, Inc.	22,150	387
*YRC Worldwide, Inc.	25,100	947

Total		77,717

Information Technology (14.1%)
*3Com Corp.	174,600	718
*Activision, Inc.	109,866	1,894
Acxiom Corp.	30,102	772
ADTRAN, Inc.	27,700	629
*Advent Software, Inc.	8,800	311
*Alliance Data Systems Corp.	29,100	1,818
Amphenol Corp. — Class A	38,500	2,390
*Andrew Corp.	70,300	719
*Arrow Electronics, Inc.	53,800	1,697
*Atmel Corp.	188,600	1,141
*Avnet, Inc.	56,200	1,435
*Avocent Corp.	22,400	758
*The BISYS Group, Inc.	53,000	684
*Cadence Design Systems, Inc.	122,100	2,187
CDW Corp.	26,600	1,871
*Ceridian Corp.	61,200	1,712
*CheckFree Corp.	39,000	1,566
*CommScope, Inc.	26,200	799
*Cree, Inc.	34,000	589
*CSG Systems International, Inc.	20,800	556
*Cypress Semiconductor Corp.	63,400	1,070
Diebold, Inc.	28,800	1,342
*DST Systems, Inc.	24,500	1,534
*Dycom Industries, Inc.	17,900	378
*F5 Networks, Inc.	17,900	1,328
Fair Isaac Corp.	25,400	1,033
*Fairchild Semiconductor International, Inc.	54,000	908
*Gartner, Inc.	25,100	497
Harris Corp.	59,000	2,706
Imation Corp.	15,300	710
*Ingram Micro, Inc. — Class A	61,300	1,251
*Integrated Device Technology, Inc.	87,430	1,353
*International Rectifier Corp.	31,800	1,225
Intersil Corp. — Class A	60,800	1,454

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Jack Henry & Associates, Inc.	34,300	734
*KEMET Corp.	38,300	280
*Lam Research Corp.	62,700	3,173
*Lattice Semiconductor Corp.	50,400	327
*Macrovision Corp.	22,600	639
*McAfee, Inc.	70,200	1,992
*McDATA Corp. — Class A	71,300	396
*MEMC Electronic Materials, Inc.	73,400	2,873
*Mentor Graphics Corp.	36,500	658
*Micrel, Inc.	25,200	272
Microchip Technology, Inc.	95,012	3,107
MoneyGram International, Inc.	37,000	1,160
*MPS Group, Inc.	45,100	640
National Instruments Corp.	25,050	682
*Newport Corp.	18,100	379
*Palm, Inc.	45,800	645
*Parametric Technology Corp.	50,800	915
Plantronics, Inc.	21,000	445
*Plexus Corp.	20,400	487
*Polycom, Inc.	39,100	1,209
*Powerwave Technologies, Inc.	57,300	370
*RF Micro Devices, Inc.	84,800	576
*Semtech Corp.	32,100	420
*Silicon Laboratories, Inc.	24,000	832
*SRA International, Inc. — Class A	18,100	484
*Sybase, Inc.	40,100	990
*Synopsys, Inc.	62,100	1,660
*Tech Data Corp.	24,000	909
*Transaction Systems Architects, Inc.	16,500	537
*TriQuint Semiconductor, Inc.	60,411	272
*UTStarcom, Inc.	46,800	410
*ValueClick, Inc.	43,100	1,018
*Vishay Intertechnology, Inc.	81,187	1,099
*Western Digital Corp.	97,600	1,997
*Wind River Systems, Inc.	33,300	341
*Zebra Technologies Corp. — Class A	31,000	1,078

Total		75,041

Materials (5.3%)
Airgas, Inc.	34,300	1,390
Albemarle Corp.	17,400	1,249
Bowater, Inc.	24,600	554
Cabot Corp.	27,900	1,216
Chemtura Corp.	105,963	1,020
Commercial Metals Co.	52,100	1,344
Cytec Industries, Inc.	18,400	1,040
Ferro Corp.	18,800	389
Florida Rock Industries, Inc.	21,700	934
FMC Corp.	16,900	1,294
Glatfelter	19,700	305
Louisiana-Pacific Corp.	45,900	988
The Lubrizol Corp.	30,300	1,519
Lyondell Chemical Co.	93,000	2,379
Martin Marietta Materials, Inc.	19,900	2,068
Minerals Technologies, Inc.	8,400	494
Olin Corp.	32,100	530
Packaging Corp. of America	35,900	793

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Reliance Steel & Aluminum Co.	28,300	1,114
RPM International, Inc.	52,500	1,097
The Scotts Miracle-Gro Co. — Class A	20,300	1,048
Sensient Technologies Corp.	20,500	504
Sonoco Products Co.	43,900	1,671
Steel Dynamics, Inc.	40,100	1,301
The Valspar Corp.	44,800	1,238
Worthington Industries, Inc.	32,100	569

Total		28,048

Telecommunication Services (0.6%)
*Cincinnati Bell, Inc.	108,800	497
Telephone and Data Systems, Inc.	45,800	2,489

Total		2,986

Utilities (7.4%)
AGL Resources, Inc.	34,200	1,331
Alliant Energy Corp.	51,100	1,930
Aqua America, Inc.	58,133	1,324
*Aquila, Inc.	164,900	775
Black Hills Corp.	14,700	543
DPL, Inc.	49,700	1,381
Duquesne Light Holdings, Inc.	38,600	766
Energy East Corp.	65,000	1,612
Equitable Resources, Inc.	53,100	2,218
Great Plains Energy, Inc.	35,400	1,126
Hawaiian Electric Industries, Inc.	35,800	972
IDACORP, Inc.	18,900	730
MDU Resources Group, Inc.	79,600	2,041
National Fuel Gas Co.	36,300	1,399
Northeast Utilities	67,800	1,909
NSTAR	47,000	1,615
OGE Energy Corp.	40,100	1,604
ONEOK, Inc.	48,500	2,091
Pepco Holdings, Inc.	84,200	2,190
PNM Resources, Inc.	33,250	1,034
Puget Energy, Inc.	51,200	1,298
SCANA Corp.	51,300	2,084
*Sierra Pacific Resouces	97,281	1,637
Vectren Corp.	33,500	947
Westar Energy, Inc.	38,400	997
WGL Holdings, Inc.	21,500	700
Wisconsin Energy Corp.	51,500	2,445
WPS Resources Corp.	19,000	1,027

Total		39,726

Total Common Stocks (Cost: $384,481)		489,513

Money Market Investments (8.4%)

Federal Government & Agencies (0.6%)
(b)Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	3,000,000	2,966

Total		2,966

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Money Market Investments (8.4%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (1.9%)
(b)Park Avenue Receivables, 5.30%, 1/17/07	10,000,000	9,976

Total		9,976

National Commercial Banks (0.4%)
(b)UBS Finance LLC, 5.27%, 1/2/07	2,100,000	2,100

Total		2,100

Security Brokers and Dealers (1.9%)
(b)Morgan Stanley Dean Witter, 5.26%, 1/29/07	10,000,000	9,959

Total		9,959

Short Term Business Credit (3.6%)
(b)Old Line Funding Corp., 5.28%, 1/8/07	10,000,000	9,990
(b)Sheffield Receivables, 5.32%, 1/3/07	10,000,000	9,997

Total		19,987

Total Money Market Investments (Cost: $44,987)		44,988

Total Investments (100.1%) (Cost $429,468)(a)		534,501

Other Assets, Less Liabilities (-0.1%)		(761)

Net Assets (100.0%)		533,740

*	Non-Income Producing

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $431,899 and the net unrealized appreciation of investments based on that cost was $102,602 which is comprised of $126,561 aggregate gross unrealized appreciation and $23,959 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long)	108	3/07	$(922)
(Total Notional Value at December 31, 2006, $44,732)

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Janus Capital Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$139 million

The Janus Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity securities of companies of any market capitalization selected for their growth potential using a “bottom up” approach that involves considering companies one at a time. The Portfolio also may invest in special situations, meaning investments in securities of issuers that management believes will appreciate in value due to developments specific to the issuers.

For the year ended December 31, 2006, the Portfolio underperformed its benchmark, the S&P 500® Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The Portfolio posted a return of 4.88%, which compared unfavorably to the 15.79% return of the benchmark. Also, the Russell 1000 Growth Index returned 9.07% for the year ended December 31, 2006.

Within the Portfolio, the sectors that detracted most from performance were Health Care and Consumer Discretionary. Holdings within the Financials and Materials sectors made the largest positive contributions to performance during the period.

As mentioned, holdings within the Health Care sector were major detractors during the 12-month period. UnitedHealth Group, a leading health care provider, experienced weakness early in the year on concerns that its recent acquisition of Pacific Care Health Systems could result in slightly softer earnings in the first half of 2006. The stock came under further pressure in the spring when concerns arose about rising medical costs, as well as inquiries relating to back-dating of executive options. We trimmed the stock aggressively during the spring and fully exited the position over the summer.

Staying within the Health Care sector, generic drug manufacturer Teva Pharmaceuticals declined after a branded drug competitor proactively cut prices on its drug in an attempt to maintain market share in front of the expiration of its patent. Given that the patent expiration cycle will moderate slightly in the coming year, we chose to exit the position.

Looking at our Energy holdings, Texas-based refiner Valero Energy traded down in the middle of the year after gasoline prices fell. Declining gas prices had an adverse effect on Valero’s margins and profitability. However, we have chosen to maintain our exposure to this stock, as refining capacity is expected to remain a bottleneck in the energy complex over the next few years due to the lack of additional capacity coming on line.

Within the Consumer Discretionary sector, Advanced Auto Parts declined during the middle of the summer after guiding down future earnings estimates due to weaker-than-expected store traffic. This development invalidated our investment thesis on the stock; therefore, the position was sold. We also chose to exit our eBay position after becoming concerned about rising competitive threats to its core auction business, as well as about management departures.

Canadian-based Potash Corp. of Saskatchewan, a leading supplier of this key ingredient for fertilizer, made a significant positive contribution to the Portfolio. The stock gained late in the year after reporting better-than-expected earnings and raising future earnings guidance. In addition, potash supply is expected to be limited in the coming year due to a flood at a competing potash supplier.

The Goldman Sachs Group was the top performer within the Financials sector, benefiting from continued robust global capital markets. Goldman Sachs is well positioned in fast-growing markets like Japan and China and its proprietary trading desk is a powerful driver of its business.

Despite Information Technology making a negative contribution to overall performance due to weakness in Yahoo!, Apple Computer was a strong performer during the period. We remain positive on the name and expect Apple to garner continued market share gains in its critical laptop and desktop franchise. We believe expected continued success of its iPod franchise, and the launch of its new iPhone, will further enhance Apple’s fundamental outlook.

Staying within the Information Technology sector, Research in Motion, the distributor of wireless data service devices, made an immediate contribution to performance after being added to the Portfolio in the second half of the year. The company recently reported stronger-than-expected earnings, which confirms that new subscriber growth may be reaccelerating after the patent litigation was settled with NTP earlier this spring. We believe that subscriber growth will continue to be robust, given the successful launch of the Blackberry Pearl, a feature-rich, user-friendly device aimed at the “prosumer” (professional consumer) market. With only 6 million subscribers currently, we believe the total addressable market opportunity for Blackberry devices remains very large.

Finally, Canada-based Suncor Energy made a positive contribution to performance during the period. The company was aided by strength in oil prices and tight energy markets throughout most of the year. The conversion technology that Suncor employs to transform oil sands into marketable oils is becoming more efficient, which is helping to drive down costs.

Looking ahead, we expect economic growth in the U.S. to moderate slightly from the current levels, but remain on a satisfactory upward trend. We expect interest rates to remain stable in the first half of 2007, given the outlook for slight moderation in economic growth. We believe equity markets remain attractively valued and that there is sufficient liquidity in the system.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large total addressable markets.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	Since Inception*
Janus Capital Appreciation Portfolio	4.88%	16.67%
Russell 1000 Growth Index	9.07%	11.49%
S&P 500 Index	15.79%	14.71%
Large Cap Growth Funds Lipper Average	6.31%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $74.031 billion: the median market capitalization was $5.561 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.177 billion.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,118.30	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.14

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.9%)
Boyd Gaming Corp.	35,625	1,614
*Comcast Corporation — Class A	37,590	1,574
Harrah’s Entertainment, Inc.	47,255	3,909
J.C. Penney Co., Inc.	49,565	3,834
*Lamar Advertising Co. — Class A	77,765	5,086
*Melco PBL Entertainment, ADR	61,475	1,307
Sony Corp., ADR	13,690	586

Total		17,910

Consumer Staples (8.2%)
Bunge, Ltd.	24,775	1,796
Kimberly-Clark Corp.	33,975	2,309
The Procter & Gamble Co.	93,750	6,026
Whole Foods Market, Inc.	26,770	1,256

Total		11,387

Energy (13.6%)
Apache Corp.	18,190	1,210
ConocoPhillips	74,285	5,345
EOG Resources, Inc.	18,720	1,169
Hess Corp.	28,290	1,402
Occidental Petroleum Corp.	29,840	1,457
Peabody Energy Corp.	19,980	807
Suncor Energy, Inc.	71,285	5,626
Valero Energy Corp.	35,740	1,828

Total		18,844

Financials (23.9%)
American Express Co.	97,640	5,924
Commerce Bancorp, Inc.	94,445	3,331
The Goldman Sachs Group, Inc.	24,645	4,913
KKR Private Equity Investors LP	216,921	4,957
Lazard, Ltd. — Class A	73,790	3,493
Moody’s Corp.	58,480	4,039
Wells Fargo & Co.	181,545	6,455

Total		33,112

Health Care (9.4%)
Alcon, Inc.	16,065	1,796
*Amylin Pharmaceuticals, Inc.	36,610	1,321
*Celgene Corp.	35,970	2,069
*Genentech, Inc.	47,625	3,864
*Gilead Sciences, Inc.	62,290	4,044

Total		13,094

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Industrials (1.1%)
Deere & Co.	15,420	1,466

Total		1,466

Information Technology (14.1%)
*Apple Computer, Inc.	113,305	9,613
*Electronic Arts, Inc.	39,970	2,013
*Google, Inc. — Class A	4,120	1,897
QUALCOMM, Inc.	33,130	1,252
*Research in Motion, Ltd.	18,170	2,322
*Sun Microsystems, Inc.	455,020	2,466

Total		19,563

Materials (4.6%)
Monsanto Co.	42,990	2,258
Potash Corp. of Saskatchewan, Inc.	28,965	4,156

Total		6,414

Telecommunication Services (2.8%)
*Level 3 Communications, Inc.	285,085	1,596
*Time Warner Telecom, Inc. — Class A	112,325	2,239

Total		3,835

Utilities (3.6%)
*The AES Corp.	224,255	4,943

Total		4,943

Total Common Stocks (Cost: $106,010)		130,568

Money Market Investments (6.1%)

Government (5.4%)
Federal Home Loan Bank, 5.12%, 1/19/07	3,000,000	2,992
Federal Home Loan Bank, 5.14%, 1/10/07	1,300,000	1,298
Federal Home Loan Bank, 5.15%, 1/10/07	1,700,000	1,698
Federal Home Loan Bank, 5.192%, 1/19/07	1,500,000	1,496

Total		7,484

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Money Market Investments (6.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (0.7%)
UBS Finance LLC, 5.27%, 1/2/07	1,000,000	1,000

Total		1,000

Total Money Market Investments (Cost: $8,484)		8,484

Total Investments (100.3%) (Cost $114,494)(a)		139,052

Other Assets, Less Liabilities (-0.3%)		(471)

Net Assets (100.0%)		138,581

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $114,546 and the net unrealized appreciation of investments based on that cost was
$24,506 which is comprised of $27,250 aggregate gross
unrealized appreciation and $2,744 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Janus Capital Appreciation Portfolio

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in well-established, high quality companies with above-average potential for earnings growth.	$735 million

The Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a “top down” approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

For the year ended December 31, 2006, the Growth Stock Portfolio returned 9.57%. That compares with the 15.79% return of the S&P 500® Index and the 13.31% average return of the Lipper Large-Cap Core Funds — the peer group in which Lipper places the Portfolio. (The S&P 500® Index is unmanaged, cannot be invested in directly, and does not include expenses.) However, the Portfolio outperformed the Lipper Large-Cap Growth Funds category average return of 6.31% for 2006. This is the peer group that most closely fits the Portfolio’s large-cap, growth-oriented investment style. In addition, the Russell 1000 Growth Index returned 9.07% for the year ended December 31, 2006.

Looking at the broad market in 2006, stocks enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year ended December 31, 2006, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while the S&P MidCap 400® and S&P SmallCap 600® Indices returned 10.32% and 15.12%, respectively. Looking at S&P returns by style, value stocks generally outperformed growth stocks.

The Growth Stock Portfolio’s underperformance versus the Index was primarily due to disappointing relative returns in the Health Care and Information Technology sectors. In addition, the Portfolio’s underrepresentation in Energy, Telecommunication Services and Utilities, traditionally value-oriented sectors, detracted from performance relative to its benchmark.

In the Health Care sector, our holdings disappointed in several industries, led by Pharmaceutical names. Teva Pharmaceutical Industries, a large generic drug maker, was the leading detractor from absolute and relative performance because of difficulties with margins and pricing resulting from competition in the generic drug space. Another significant detractor was Health Care Provider, Aetna, which was hurt by higher-than-expected medical cost trends. Other notable detractors were Biotech firms Amgen and Genentech, and Medical Device makers St. Jude Medical and Boston Scientific.

Our Technology holdings also disappointed, in part because of our Internet Software and Services names. In this space, we were overweight in popular Internet portal, Yahoo!, which underperformed on disappointing top-line growth and loss of share to Google. Another key detractor was semiconductor firm Analog Devices, where we saw attractive pockets of growth and expected management to restructure to provide greater shareholder value. We ultimately exited the stock because it missed earnings guidance and showed no visible progress toward restructuring.

Looking at positive contributors, our stock selection worked best in the Consumer Discretionary sector, by far the largest contributor to performance. Media names were some of our biggest winners, led by long-time holding The McGraw-Hill Companies, which was helped by growth in its financial research arm, Standard & Poor’s. Another top-ten contributor to performance in this space was News Corp., which benefited from a financial restructuring, including the announced sale of its DIRECTV business unit. Strength in this sector also extended to our Multi-Line Retail names. Leading contributors here were J.C. Penney Co. and Kohl’s, which both made progress on turnarounds in 2006, demonstrating better-than-expected earnings growth. Outside of Consumer Discretionary, some of the Portfolio’s leading contributors were The Goldman Sachs Group and NYSE Group, which benefited from strength in global capital markets.

Looking ahead to 2007, we expect an environment characterized by modest growth and low inflation. If we are correct, we may see unspectacular earnings growth and modest multiples expansion, which could reveal opportunities to us.

     Growth Stock Portfolio

Growth Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Growth Stock Portfolio	9.57%	3.46%	7.17%
Russell 1000 Growth Index	9.07%	2.69%	5.44%
S&P 500 Index	15.79%	6.19%	8.42%
Large Cap Core Funds Lipper Average	13.31%	5.29%	6.81%
Large Cap Growth Funds Lipper Average	6.31%	2.80%	6.23%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $74.031 billion: the median market capitalization was $5.561 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.177 billion.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,104.20	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.22

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Stock Portfolio

Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (92.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (16.8%)
Abercrombie & Fitch Co. — Class A	70,300	4,895
*Comcast Corp. — Class A	185,700	7,861
Federated Department Stores, Inc.	159,000	6,063
Fortune Brands, Inc.	120,000	10,247
Hilton Hotels Corp.	299,800	10,463
J.C. Penney Co., Inc.	86,000	6,653
Johnson Controls, Inc.	99,900	8,583
*Kohl’s Corp.	91,800	6,282
The McGraw-Hill Companies, Inc.	154,300	10,495
News Corp. — Class A	353,600	7,595
NIKE, Inc. — Class B	58,000	5,744
Omnicom Group, Inc.	44,000	4,600
Staples, Inc.	296,850	7,926
*Starbucks Corp.	98,000	3,471
Starwood Hotels & Resorts Worldwide, Inc.	95,900	5,994
Station Casinos, Inc.	52,500	4,288
Target Corp.	126,800	7,234
Time Warner, Inc.	240,100	5,229

Total		123,623

Consumer Staples (5.6%)
Altria Group, Inc.	77,900	6,685
CVS Corp.	172,200	5,323
PepsiCo, Inc.	149,100	9,326
The Procter & Gamble Co.	130,800	8,407
Walgreen Co.	127,100	5,833
Wal-Mart Stores, Inc.	118,300	5,463

Total		41,037

Energy (6.1%)
Baker Hughes, Inc.	57,300	4,278
ConocoPhillips	119,016	8,563
EOG Resources, Inc.	92,000	5,745
Exxon Mobil Corp.	160,334	12,287
Schlumberger, Ltd.	73,600	4,649
*Transocean, Inc.	71,800	5,808
Valero Energy Corp.	69,100	3,535

Total		44,865

Financials (14.9%)
American Express Co.	114,400	6,941
American International Group, Inc.	145,600	10,434
Capital One Financial Corp.	85,800	6,591
Citigroup, Inc.	132,600	7,386
Genworth Financial, Inc.	183,600	6,281
The Goldman Sachs Group, Inc.	43,100	8,592
Legg Mason, Inc.	52,300	4,971
Lehman Brothers Holdings, Inc.	95,100	7,429
*NYSE Group, Inc.	49,900	4,850
Prudential Financial, Inc.	112,700	9,676
SLM Corp.	123,200	6,008
The St. Paul Travelers Companies, Inc.	149,300	8,016

Common Stocks (92.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UBS AG	113,000	6,817
Wachovia Corp.	131,600	7,495
Wells Fargo & Co.	218,800	7,781

Total		109,268

Health Care (17.3%)
Abbott Laboratories	133,600	6,508
*Amgen, Inc.	197,700	13,504
Baxter International, Inc.	113,800	5,279
Caremark Rx, Inc.	98,700	5,637
Eli Lilly & Co.	100,900	5,257
*Genentech, Inc.	129,400	10,497
*Genzyme Corp.	81,600	5,025
*Gilead Sciences, Inc.	132,400	8,597
Johnson & Johnson	132,200	8,728
Medtronic, Inc.	188,400	10,081
Novartis AG, ADR	147,600	8,478
*St. Jude Medical, Inc.	135,000	4,936
Teva Pharmaceutical Industries, Ltd., ADR	206,800	6,427
*Thermo Fisher Scientific, Inc.	189,600	8,587
UnitedHealth Group, Inc.	111,000	5,964
Wyeth	104,500	5,321
*Zimmer Holdings, Inc.	102,600	8,042

Total		126,868

Industrials (9.4%)
The Boeing Co.	75,500	6,707
Danaher Corp.	129,600	9,388
FedEx Corp.	57,100	6,202
General Electric Co.	532,600	19,819
Honeywell International, Inc.	202,100	9,143
Roper Industries, Inc.	99,700	5,009
*Spirit Aerosystems Holdings, Inc.	136,600	4,572
United Technologies Corp.	136,200	8,515

Total		69,355

Information Technology (18.8%)
Accenture, Ltd. — Class A	260,611	9,624
*Amdocs, Ltd.	228,600	8,858
*Apple Computer, Inc.	89,200	7,568
*Broadcom Corp. — Class A	247,350	7,992
*Cisco Systems, Inc.	495,500	13,542
*eBay, Inc.	171,300	5,151
*Electronic Arts, Inc.	130,300	6,562
*Google, Inc. — Class A	33,142	15,260
Hewlett-Packard Co.	235,100	9,684
KLA-Tencor Corp.	99,000	4,925
Maxim Integrated Products, Inc.	136,800	4,189
Microsoft Corp.	254,500	7,599
*Oracle Corp.	397,300	6,810
QUALCOMM, Inc.	174,300	6,587
*SanDisk Corp.	113,000	4,862

Growth Stock Portfolio

Growth Stock Portfolio

Common Stocks (92.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Telefonaktiebolaget LM Ericsson, ADR	172,800	6,952
Texas Instruments, Inc.	232,600	6,699
*Yahoo!, Inc.	241,810	6,176

Total		139,040

Materials (2.3%)
Monsanto Co.	145,700	7,654
Praxair, Inc.	150,800	8,947

Total		16,601

Telecommunication Services (1.6%)
*NII Holdings, Inc.	141,400	9,112
Sprint Nextel Corp.	130,900	2,473

Total		11,585

Total Common Stocks (Cost: $548,799)		682,242

Money Market Investments (7.1%)

Autos (1.4%)
(b)Fcar Owner Trust 1, 5.32%, 1/17/07	10,000,000	9,976

Total		9,976

Federal Government & Agencies (0.2%)
(b)Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	1,700,000	1,681

Total		1,681

Finance Lessors (1.4%)
(b)Thunder Bay Funding, Inc., 5.33%, 1/8/07	10,000,000	9,990

Total		9,990

National Commercial Banks (1.4%)
(b)UBS Finance LLC, 5.27%, 1/2/07	10,800,000	10,798

Total		10,798

Security Brokers and Dealers (1.3%)
Morgan Stanley Dean Witter, 5.26%, 1/29/07	10,000,000	9,959

Total		9,959

Money Market Investments (7.1%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.4%)
Sheffield Receivables, 5.27%, 1/3/07	10,000,000	9,998

Total		9,998

Total Money Market Investments (Cost: $52,401)		52,402

Total Investments (99.9%) (Cost $601,200)(a)		734,644

Other Assets, Less Liabilities (0.1%)		411

Net Assets (100.0%)		735,055

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $601,225 and the net unrealized appreciation of investments based on that cost was
$133,419 which is comprised of $144,303 aggregate gross
unrealized appreciation and $10,884 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as
collateral for open futures positions or when-issued securities.
Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	66	3/07	$25
(Total Notional Value at December 31, 2006, $23,543)

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in large, high quality, dividend-paying companies with long-term growth potential.	$535 million

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. The Portfolio sees gross income of at least 75% of the dividend yield of the S&P 500® Index. Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

Looking at the broad market in 2006, stocks, as measured by the S&P 500® Index, enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an end to the Federal Reserve’s long-running campaign for higher interest rates. In general, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while the S&P MidCap 400® and S&P SmallCap 600® Indices returned 10.32% and 15.12%, respectively. Looking at returns by style, value stocks outperformed growth stocks by a wide margin yet again.

For the year ended December 31, 2006, the Large Cap Core Stock Portfolio returned 11.49%. That compares with the 15.79% return of the S&P 500®. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) The average return for the Portfolio’s peer group, the Lipper Large-Cap Core Funds, was 13.31% for the same time period.

The Portfolio’s underperformance versus the Index was driven by disappointing stock selection in the Health Care sector of the S&P 500® Index. The overriding theme in 2006 was a reversal of 2005’s gains, as several of our biggest contributors the prior year turned detractors in 2006. For example, we have been underweight in Pharmaceutical shares as compared to the S&P 500® Index for some time because of our concern over patent expirations, competition from generics, headline risks, and a lack of blockbuster drugs in development. This positioning worked well in 2005, but made for our largest industry-level detractor in 2006. In addition, our stock selection hurt as we were overweight in generic drug maker, Teva Pharmaceutical Industries. The stock suffered from margin and pricing pressures resulting from competition in the generic drug space. Similarly, Medical Device maker, St. Jude Medical, stumbled this year after solid performance in 2005. Another significant detractor in 2006 was Health Care Provider Aetna, which was hurt by higher-than-expected medical pricing trends. Teva, St. Jude, and Aetna were three of the Portfolio’s top four detractors on an absolute basis and relative to the Portfolio’s benchmark.

Our holdings in Financials also disappointed, in part because we were slightly underweight in this winning sector, and also because of poor stock selection. Here, too, 2005’s big winner turned into 2006’s big disappointment — Legg Mason suffered from poor performance by its star asset manager and failed to realize the benefits of acquiring Citibank’s mutual fund assets in 2005. In addition, Consumer Finance firm Capital One Financial faced questions about the health of its loan portfolio and execution of some recent acquisitions. We should also point out that the Financials sector was home to one of our leading contributors to returns in The Goldman Sachs Group, which benefited from strength in global capital markets.

Continuing with positive contributors, our stock selection worked best in the Consumer Discretionary sector, led by names in the Media, Hotels, Restaurants and Leisure, and Multi-Line Retail industries. In the Media space, our leading contributor was News Corp., which benefited from a financial restructuring, including the sale of its DIRECTV business unit. A top contributor to relative and absolute performance among broad-line retailers was J.C. Penney Co., which continued to make progress on its turnaround, demonstrating better-than-expected earnings growth. MGM MIRAGE and Hilton Hotels were other leading names in this sector, helped by good business fundamentals and the private equity buyout of competitor Four Seasons.

Looking ahead to 2007, we are fairly optimistic on the market because we see an environment which has potential for modest growth and low inflation. If we are correct, we may see unspectacular earnings growth and modest multiples expansion, which could reveal opportunities to us.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	11.49%	3.10%	5.57%
S&P 500 Index	15.79%	6.19%	8.42%
Large Cap Core Funds Lipper Average	13.31%	5.29%	6.81%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,100.40	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.22

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (93.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.1%)
Abercrombie & Fitch Co. — Class A	51,200	3,565
*Comcast Corp. — Class A	141,000	5,969
Federated Department Stores, Inc.	119,800	4,568
Fortune Brands, Inc.	48,300	4,124
Hilton Hotels Corp.	158,900	5,546
J.C. Penney Co., Inc.	63,300	4,897
Johnson Controls, Inc.	71,700	6,160
*Kohl’s Corp.	47,700	3,264
News Corp. — Class A	317,200	6,812
NIKE, Inc. — Class B	30,400	3,011
Omnicom Group, Inc.	36,300	3,795
Staples, Inc.	199,800	5,335
Starwood Hotels & Resorts Worldwide, Inc.	67,000	4,188
Target Corp.	87,800	5,009
Time Warner, Inc.	175,800	3,829

Total		70,072

Consumer Staples (5.5%)
Altria Group, Inc.	80,600	6,917
CVS Corp.	117,500	3,632
Loews Corp.	39,600	2,563
PepsiCo, Inc.	110,200	6,893
The Procter & Gamble Co.	88,862	5,711
Walgreen Co.	85,000	3,901

Total		29,617

Energy (8.7%)
Baker Hughes, Inc.	42,400	3,166
ConocoPhillips	110,388	7,942
EOG Resources, Inc.	68,100	4,253
Exxon Mobil Corp.	215,300	16,499
Kinder Morgan, Inc.	40,800	4,315
Schlumberger, Ltd.	60,600	3,827
*Transocean, Inc.	52,900	4,279
Valero Energy Corp.	50,200	2,568

Total		46,849

Financials (18.7%)
American Express Co.	60,200	3,652
American International Group, Inc.	105,200	7,538
Bank of America Corp.	175,400	9,364
Capital One Financial Corp.	61,100	4,694
Citigroup, Inc.	96,700	5,386
Genworth Financial, Inc.	138,100	4,724
The Goldman Sachs Group, Inc.	31,500	6,280
Host Hotels & Resorts, Inc.	177,102	4,348
JPMorgan Chase & Co.	153,296	7,404
Legg Mason, Inc.	34,000	3,232
Lehman Brothers Holdings, Inc.	74,200	5,797
Prudential Financial, Inc.	87,100	7,477
SLM Corp.	89,500	4,365
The St. Paul Travelers Companies, Inc.	107,800	5,788
U.S. Bancorp	115,300	4,173

Common Stocks (93.0%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UBS AG	81,900	4,941
Wachovia Corp.	90,600	5,160
Wells Fargo & Co.	180,600	6,422

Total		100,745

Health Care (12.8%)
Abbott Laboratories	107,600	5,241
*Amgen, Inc.	68,600	4,686
Baxter International, Inc.	81,800	3,795
Biomet, Inc.	94,900	3,917
Caremark Rx, Inc.	76,600	4,375
Eli Lilly & Co.	93,700	4,882
*Genentech, Inc.	45,500	3,691
*Gilead Sciences, Inc.	42,400	2,753
Johnson & Johnson	84,100	5,552
Medtronic, Inc.	108,600	5,811
Novartis AG, ADR	66,900	3,843
Pfizer, Inc.	160,600	4,160
*St. Jude Medical, Inc.	86,600	3,166
Teva Pharmaceutical Industries, Ltd., ADR	88,900	2,763
*Thermo Fisher Scientific, Inc.	133,600	6,050
Wyeth	78,200	3,982

Total		68,667

Industrials (11.5%)
The Boeing Co.	55,400	4,922
Canadian National Railway Co.	120,500	5,185
Danaher Corp.	74,000	5,361
FedEx Corp.	29,300	3,183
General Electric Co.	378,700	14,090
Honeywell International, Inc.	148,390	6,713
Norfolk Southern Corp.	68,100	3,425
Roper Industries, Inc.	74,700	3,753
*Spirit Aerosystems Holdings, Inc.	101,400	3,394
United Technologies Corp.	110,000	6,877
Waste Management, Inc.	121,000	4,449

Total		61,352

Information Technology (14.3%)
Accenture, Ltd. — Class A	172,100	6,356
*Amdocs, Ltd.	157,900	6,119
*Broadcom Corp. — Class A	181,950	5,879
*Cisco Systems, Inc.	285,700	7,807
*Electronic Arts, Inc.	98,300	4,950
*Google, Inc. — Class A	12,100	5,572
Hewlett-Packard Co.	172,300	7,097
International Business Machines Corp.	31,500	3,060
KLA-Tencor Corp.	72,600	3,612
Maxim Integrated Products, Inc.	101,000	3,093
Microsoft Corp.	189,400	5,655
*Oracle Corp.	293,500	5,031
QUALCOMM, Inc.	127,700	4,826

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Common Stocks (93.0%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*SanDisk Corp.	65,000	2,797
Texas Instruments, Inc.	170,100	4,899

Total		76,753

Materials (3.5%)
International Paper Co.	163,000	5,558
Monsanto Co.	150,600	7,912
Praxair, Inc.	84,400	5,007

Total		18,477

Telecommunication Services (1.9%)
AT&T, Inc.	164,000	5,863
Sprint Nextel Corp.	214,076	4,044

Total		9,907

Utilities (3.0%)
Exelon Corp.	87,900	5,440
PG&E Corp.	132,300	6,262
TXU Corp.	76,700	4,158

Total		15,860

Total Common Stocks (Cost: $385,972)		498,299

Money Market Investments (6.9%)

Federal Government & Agencies (0.2%)
Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	1,000,000	989

Total		989

Finance Lessors (3.7%)
Ranger Funding Co. LLC, 5.31%, 1/12/07	10,000,000	9,984
Windmill Funding Corp., 5.29%, 1/18/07	10,000,000	9,975

Total		19,959

National Commercial Banks (1.1%)
(b)UBS Finance LLC, 5.27%, 1/2/07	5,900,000	5,899

Total		5,899

Money Market Investments (6.9%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.9%)
(b)Sheffield Receivables, 5.32%, 1/3/07	10,000,000	9,997

Total		9,997

Total Money Market Investments (Cost: $36,843)		36,844

Total Investments (99.9%) (Cost $422,815)(a)		535,143

Other Assets, Less Liabilities (0.1%)		310

Net Assets (100.0%)		535,453

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $423,711 and the net unrealized appreciation of investments based on that cost was
$111,431 which is comprised of $116,953 aggregate gross
unrealized appreciation and $5,522 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as
collateral for open futures positions or when-issued securities.
Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	32	3/07	$(21)
(Total Notional Value at December 31, 2006, $11,448)

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Capital Guardian Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in American companies that exhibit value characteristics relative to S&P 500® Index, and which have above market dividend yields.	$410 million

The Capital Guardian Domestic Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

Looking at the broad market in 2006, stocks enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while the S&P 400® MidCap and S&P 600® SmallCap Indices returned 10.32% and 15.12%, respectively. Looking at returns by style, value stocks generally outperformed growth stocks by a wide margin.

For the year ended December 31, 2006, the Capital Guardian Domestic Equity Portfolio returned 16.56%, outperforming the 15.79% return of the S&P 500® Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The average return for the Portfolio’s peer group, Lipper Multi-Cap Value Funds, was 17.30%. Also, the Russell 1000 Value Index returned 22.25% for the year ended December 31, 2006.

The Portfolio’s outperformance of the S&P 500® Index can be attributed largely to positioning in the Consumer Staples and Health Care sectors. Looking first at contributors in the Staples sector, two of our top-five contributors to return were Kraft Foods and its majority owner, Altria Group. Kraft was one of our biggest detractors in 2005, but we were firm in our conviction that this was a long-term hold. Both stocks performed well in 2006, announcing share buy-backs, consistently beating earnings estimates, and benefiting from shareholders looking ahead to the much-anticipated spin-off of Kraft by Altria.

In Health Care, the leading contributors to Portfolio performance were in the Pharmaceutical space, home to Merck & Co. and Pfizer, among others. Merck was the Portfolio’s best-performing stock in this space. After a difficult 2005, we felt Merck carried an attractive valuation and dividend yield. We also liked Merck’s pipeline of new drugs in development, and the fact that it continued to bounce back after pulling its popular painkiller Vioxx from the market in 2004. Pfizer also performed well in 2006, despite stumbling at the end of the year after canceling one of its most promising drugs in development because of health risks. Despite this setback, we continued to hold a sizable position in Pfizer, because we think it could do in 2007 what Merck did in 2006.

Our stock selection disappointed in Financials, which was home to the Portfolio’s top detractor from performance, Capital One Financial. This financial services firm faced investor scrutiny over its exposure to sub-prime loans at a time of slowing economic growth. In addition, the Portfolio’s position in SLM Corp., or Sallie Mae, underperformed versus its benchmark on worry about what Democratic control of Congress might mean in terms of oversight and regulation for this education lender. We are positive on this stock despite its troubles in 2006 because of its strong free cash flow, attractive valuation, and healthy dividend. Despite these negatives, the Financials sector was home to one of our leading contributors to returns, JP Morgan Chase. This money center bank continued to make progress on its turnaround under CEO Jamie Dimon. The stock also benefited from strength in global capital markets.

Finally, the Portfolio’s Telecommunication Services holdings held a disappointment in Sprint Nextel. This was one of the leading detractors from results for the year as the combined firm struggled to realize the benefits of its 2005 merger.

Looking ahead to 2007, we see several factors that could work in equities’ favor. Against a backdrop of moderate economic growth and low inflation, we think corporations can continue to generate healthy profits. That is one of three legs we believe stock returns stand on. The other two are price-to-earnings multiples expansion and dividend yield. We currently find yields fairly attractive and think there is potential to see multiples expand in the coming year.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
Capital Guardian Domestic Equity Portfolio	16.56%	9.27%	8.08%
Russell 1000 Value Index	22.25%	10.86%	9.12%
S&P 500 Index	15.79%	6.19%	4.78%
Multi Cap Value Funds Lipper Average	17.30%	9.04%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $111.895 billion: the median market capitalization was $5.22 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.335 billion.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi–cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three–year weighted basis) above 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi–cap value funds typically have a below–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P SuperComposite 1500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,118.20	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$2.93

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (95.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (7.1%)
Carnival Corp.	32,600	1,599
Clear Channel Communications, Inc.	247,200	8,786
*Dollar Tree Stores, Inc.	38,700	1,165
General Motors Corp.	82,400	2,531
*Hanesbrands, Inc.	73,875	1,745
*Idearc, Inc.	6,950	199
*Jarden Corp.	147,800	5,142
Johnson Controls, Inc.	40,900	3,514
Leggett & Platt, Inc.	111,800	2,672
McDonald’s Corp.	35,300	1,565

Total		28,918

Consumer Staples (11.0%)
Altria Group, Inc.	162,000	13,903
Avon Products, Inc.	74,000	2,445
General Mills, Inc.	48,600	2,799
Kraft Foods, Inc. — Class A	299,600	10,696
Sara Lee Corp.	591,000	10,065
Unilever NV	187,200	5,101

Total		45,009

Energy (6.8%)
Chevron Corp.	47,046	3,459
Exxon Mobil Corp.	50,000	3,832
Royal Dutch Shell PLC, ADR A	86,700	6,137
Royal Dutch Shell PLC, ADR B	62,728	4,463
*Transocean, Inc.	57,100	4,619
*Weatherford International, Ltd.	124,500	5,203

Total		27,713

Financials (33.0%)
American International Group, Inc.	87,700	6,285
*AmeriCredit Corp.	82,100	2,066
*Berkshire Hathaway, Inc.	20	2,200
Capital One Financial Corp.	66,900	5,139
The Chubb Corp.	48,100	2,545
Compass Bancshares, Inc.	18,100	1,080
Douglas Emmett, Inc.	126,600	3,366
Fifth Third Bancorp	123,700	5,063
General Growth Properties, Inc.	132,420	6,916
The Goldman Sachs Group, Inc.	9,900	1,974
The Hartford Financial Services Group, Inc.	41,900	3,910
Host Hotels & Resorts, Inc.	119,200	2,926
Hudson City Bancorp, Inc.	502,300	6,972
IndyMac Bancorp, Inc.	120,900	5,460
JPMorgan Chase & Co.	273,588	13,214
Marsh & McLennan Companies, Inc.	323,000	9,903
Merrill Lynch & Co., Inc.	43,800	4,078
RenaissanceRe Holdings, Ltd.	62,600	3,756
SLM Corp.	206,100	10,051
The St. Paul Travelers Companies, Inc.	22,923	1,231
Wachovia Corp.	181,209	10,320
Washington Mutual, Inc.	340,300	15,480

Common Stocks (95.2%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Wells Fargo & Co.	221,000	7,859
XL Capital, Ltd. — Class A	52,700	3,795

Total		135,589

Health Care (8.7%)
AstraZeneca PLC, ADR	79,300	4,247
Eli Lilly & Co.	9,800	511
Merck & Co., Inc.	182,100	7,940
Pfizer, Inc.	344,900	8,932
Sanofi-Aventis, ADR	91,300	4,215
*Triad Hospitals, Inc.	19,300	807
*WellPoint, Inc.	112,500	8,853

Total		35,505

Industrials (8.5%)
3M Co.	51,600	4,021
American Standard Companies, Inc.	30,100	1,380
Emerson Electric Co.	46,600	2,054
General Electric Co.	432,800	16,105
Hubbell, Inc. — Class B	25,800	1,166
Illinois Tool Works, Inc.	86,700	4,005
Siemens AG, ADR	21,900	2,158
Tyco International, Ltd.	75,100	2,283
Union Pacific Corp.	20,000	1,840

Total		35,012

Information Technology (7.4%)
*Affiliated Computer Services, Inc. — Class A	55,200	2,696
*Fairchild Semiconductor International, Inc.	240,400	4,041
*Flextronics International, Ltd.	537,200	6,167
Hewlett-Packard Co.	89,000	3,666
Intel Corp.	502,200	10,169
*International Rectifier Corp.	33,500	1,291
Jabil Circuit, Inc.	89,600	2,200

Total		30,230

Materials (4.6%)
Air Products & Chemicals, Inc.	36,700	2,579
Alcoa, Inc.	114,300	3,430
The Dow Chemical Co.	76,800	3,067
E. I. du Pont de Nemours & Co.	26,700	1,301
International Paper Co.	125,500	4,280
Lyondell Chemical Co.	102,800	2,629
Methanex Corp.	50,900	1,393

Total		18,679

Telecommunication Services (4.9%)
AT&T, Inc.	314,600	11,247
Sprint Nextel Corp.	242,900	4,588
Verizon Communications, Inc.	111,000	4,134

Total		19,969

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Common Stocks (95.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.2%)
*CMS Energy Corp.	236,500	3,949
Duke Energy Corp.	67,800	2,252
Equitable Resources, Inc.	37,500	1,566
MDU Resources Group, Inc.	44,100	1,131
NiSource, Inc.	112,300	2,706
Pinnacle West Capital Corp.	31,600	1,602

Total		13,206

Total Common Stocks (Cost: $332,013)		389,830

Convertible Corporate Bonds (1.0%)

Automobiles And Other Motor Vehicles (1.0%)
Ford Motor Co., 4.25%, 12/15/36	3,963,000	4,235

Total Convertible Corporate Bonds (Cost: $3,988)		4,235

Money Market Investments (3.8%)

Government (3.6%)
Federal Home Loan Bank, 5.12%, 1/19/07	1,500,000	1,496
Federal Home Loan Bank, 5.14%, 1/10/07	7,300,000	7,291
Federal Home Loan Bank, 5.192%, 1/19/07	6,000,000	5,984

Total		14,771

Money Market Investments (3.8%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (0.2%)
UBS Finance LLC, 5.27%, 1/2/07	1,000,000	1,000

Total		1,000

Total Money Market Investments (Cost: $15,771)		15,771

Total Investments (100.0%) (Cost $351,772)(a)		409,836

Other Assets, Less Liabilities (0.0%)		—

Net Assets (100.0%)		409,836

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $351,750 and the net unrealized appreciation of investments based on that cost was
$58,086 which is comprised of $61,320 aggregate gross
unrealized appreciation and $3,234 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Domestic Equity Portfolio

T. Rowe Price Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in the equity securities of established companies paying above-average dividends.	$201 million

The T. Rowe Price Equity Income Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends. Typically a value approach in selecting investments is employed, meaning that companies are selected based on management’s belief that they are undervalued, but have good prospects for capital appreciation and dividend growth based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

The T. Rowe Price Equity Income Portfolio delivered strong returns in 2006, outperforming its benchmark, the S&P 500® Stock Index. For the year ended December 31, 2006, the Portfolio returned 19.15%, compared with 15.79% for the Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The Portfolio also outpaced the 18.19% average return of its peer group, the Lipper Equity Income Funds. Effective stock selection and allocation decisions across a number of sectors helped the Portfolio beat its benchmark. Energy was a sector that detracted from relative returns.

Every sector contributed positively to the S&P 500® Index’s gains for the year, led by Telecommunication Services; Energy and Utilities also performed very well. Health Care performed the worst of the broad sectors but was still up more than 7%. Information Technology was the only other sector in the Index to post single-digit returns for the year. Looking at general S&P Index returns based on company size, large- and small-caps outperformed shares of medium-sized companies, while value again outperformed growth.

Stock selection in Industrials and Business Services was a significant factor in the Portfolio’s outperformance versus its benchmark, led by positioning in the Machinery and Commercial Services and Supplies industries. The single largest contributor in the sector was equipment company Deere, which enjoyed record fourth quarter earnings. Waste Management was a leading contributor in the Commercial Services industry, as healthy economic growth early in the year meant strong demand for its products.

In Information Technology, effective stock selection and an underweight to this lagging sector contributed to relative results. In particular, the Portfolio had no exposure to the relatively poor performing Internet Software and Services industry. It was a similar story in Computers and Peripherals, where the Portfolio was underweight in Dell, which had negative returns for the year. At the same time, we were overweight in International Business Machines, which rallied after reporting strong third-quarter revenue growth. We added select Information Technology names where we saw attractive values, building a sizable position in Microsoft during the year. This top-ten holding performed well in the second half of the year.

Health Care was another sector where stock selection and an underweight position helped relative returns. The Portfolio’s Health Care holdings were focused largely on the Pharmaceutical industry, which performed well. Merck was the leading contributor in this segment, benefiting when one of its vaccines was recommended to be part of a routine vaccination schedule for pre-teen girls.

At the other end of the spectrum, our performance was negatively impacted relative to its benchmark due to disappointing stock selection among Energy shares. An underweight to ExxonMobil and poor performance by Portfolio holding Anadarko Petroleum impacted the Portfolio’s relative return.

In addition, our stock selection detracted in both the Telecommunication Services and Consumer Discretionary sectors relative to the Portfolio’s benchmark; however, overweights to these winning sectors made them positive contributors overall.

Going forward, we believe the pace of corporate earnings growth could slow along with the economy, though we still find equity valuations to be reasonable — valuations are neither too high nor compellingly attractive, and liquidity is good. We will continue to employ our discipline of seeking reasonably valued stocks of high quality companies while monitoring general economic conditions.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	Since Inception*
T. Rowe Price Equity Income Portfolio	19.15%	16.80%
S&P 500 Index	15.79%	14.71%
Equity Income Funds Lipper Average	18.19%	-
*Inception	date of 5/01/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Equity Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing primarily in dividend–paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,134.00	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.44

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.1%)
*Bed Bath & Beyond, Inc.	25,100	956
CBS Corp. — Class B	47,150	1,470
D.R. Horton, Inc.	33,600	890
Dow Jones & Co., Inc.	35,800	1,360
Eastman Kodak Co.	52,400	1,352
*Echostar Communications Corp.	11,500	437
Ford Motor Co.	55,100	414
Fortune Brands, Inc.	15,100	1,289
Gannett Co., Inc.	9,500	574
Genuine Parts Co.	22,500	1,067
H&R Block, Inc.	60,300	1,389
The Home Depot, Inc.	48,200	1,936
*Idearc, Inc.	2,255	65
Mattel, Inc.	83,300	1,888
The New York Times Co. — Class A	71,000	1,730
Newell Rubbermaid, Inc.	61,700	1,786
RadioShack Corp.	27,400	460
Sony Corp., ADR	27,100	1,161
Time Warner, Inc.	125,700	2,738
Tribune Co.	73,300	2,256
*Viacom, Inc. — Class B	30,750	1,262
The Walt Disney Co.	52,600	1,803

Total		28,283

Consumer Staples (8.5%)
Anheuser-Busch Companies, Inc.	43,900	2,160
Avon Products, Inc.	45,000	1,487
Campbell Soup Co.	26,500	1,031
The Coca-Cola Co.	45,500	2,195
Colgate-Palmolive Co.	37,800	2,465
General Mills, Inc.	29,300	1,688
The Hershey Co.	2,200	110
Kimberly-Clark Corp.	17,700	1,203
McCormick & Co., Inc.	21,000	810
Sara Lee Corp.	28,700	489
Sysco Corp.	15,600	573
UST, Inc.	17,000	989
Wal-Mart Stores, Inc.	39,700	1,833

Total		17,033

Energy (9.0%)
Anadarko Petroleum Corp.	28,200	1,227
BP PLC, ADR	23,800	1,597
Chevron Corp.	51,900	3,816
Exxon Mobil Corp.	51,400	3,939
Hess Corp.	41,500	2,057
Murphy Oil Corp.	25,400	1,292
Royal Dutch Shell PLC, ADR A	41,600	2,945
Schlumberger, Ltd.	20,300	1,282

Total		18,155

Financials (17.4%)
American International Group, Inc.	35,100	2,515
Bank of America Corp.	5,700	304

Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Charles Schwab Corp.	98,600	1,907
The Chubb Corp.	15,000	794
Citigroup, Inc.	40,200	2,239
Fannie Mae	17,400	1,033
Fifth Third Bancorp	52,400	2,145
JPMorgan Chase & Co.	100,588	4,858
Lincoln National Corp.	28,076	1,864
Marsh & McLennan Companies, Inc.	98,000	3,005
Mellon Financial Corp.	54,300	2,289
Mercantile Bankshares Corp.	15,300	716
Morgan Stanley	26,700	2,174
National City Corp.	25,200	921
The St. Paul Travelers Companies, Inc.	32,127	1,725
State Street Corp.	25,300	1,706
SunTrust Banks, Inc.	19,000	1,605
U.S. Bancorp	33,000	1,194
UnumProvident Corp.	56,200	1,168
Wells Fargo & Co.	20,900	743

Total		34,905

Health Care (9.1%)
Abbott Laboratories	31,400	1,529
Baxter International, Inc.	24,500	1,137
*Boston Scientific Corp.	49,100	844
Bristol-Myers Squibb Co.	55,800	1,469
Eli Lilly & Co.	44,300	2,308
Johnson & Johnson	30,800	2,033
*MedImmune, Inc.	26,800	868
Merck & Co., Inc.	67,300	2,935
Pfizer, Inc.	86,300	2,235
Schering-Plough Corp.	35,300	834
Wyeth	40,700	2,072

Total		18,264

Industrials (12.8%)
3M Co.	21,100	1,644
Avery Dennison Corp.	25,500	1,732
Cooper Industries, Ltd. — Class A	10,100	913
Deere & Co.	700	67
Eaton Corp.	9,400	706
General Electric Co.	154,500	5,750
Honeywell International, Inc.	52,600	2,380
Illinois Tool Works, Inc.	25,400	1,173
Ingersoll-Rand Co., Ltd. — Class A	24,000	939
Masco Corp.	45,200	1,350
Norfolk Southern Corp.	18,000	905
Pall Corp.	35,700	1,233
Raytheon Co.	28,200	1,489
Tyco International, Ltd.	52,300	1,590
Union Pacific Corp.	27,400	2,522
Waste Management, Inc.	35,200	1,294

Total		25,687

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology (6.8%)
Analog Devices, Inc.	44,500	1,463
*Cisco Systems, Inc.	35,900	981
*Computer Sciences Corp.	10,500	560
*Dell, Inc.	57,800	1,450
Intel Corp.	43,900	889
International Business Machines Corp.	25,100	2,438
Microsoft Corp.	117,300	3,504
Motorola, Inc.	43,000	884
Nokia OYJ, ADR	73,000	1,483

Total		13,652

Materials (5.2%)
Alcoa, Inc.	38,700	1,161
Chemtura Corp.	42,599	410
E. I. du Pont de Nemours & Co.	41,200	2,007
International Flavors & Fragrances, Inc.	35,800	1,760
International Paper Co.	82,600	2,817
MeadWestvaco Corp.	30,200	908
Vulcan Materials Co.	15,000	1,348

Total		10,411

Telecommunication Services (5.3%)
ALLTEL Corp.	26,700	1,615
AT&T, Inc.	100,535	3,594
*Qwest Communications International, Inc.	207,100	1,733
Sprint Nextel Corp.	77,900	1,472
Verizon Communications, Inc.	47,500	1,769
Windstream Corp.	24,504	348

Total		10,531

Utilities (5.3%)
Duke Energy Corp.	58,900	1,955
Entergy Corp.	20,800	1,920
FirstEnergy Corp.	19,700	1,188
NiSource, Inc.	70,900	1,709
Pinnacle West Capital Corp.	15,800	801
Progress Energy, Inc.	28,500	1,399
TECO Energy, Inc.	21,800	376
Xcel Energy, Inc.	52,800	1,218

Total		10,566

Total Common Stocks (Cost: $155,512)		187,487

Convertible Corporate Bonds (0.2%)	Shares/ $ Par	Value $ (000’s)

Automobiles And Other Motor Vehicles (0.1%)
Ford Motor Co., 4.25%, 12/15/36	247,000	264

Total		264

Telephone and Telegraph Apparatus (0.1%)
Lucent Technologies, 8.00%, 8/1/31	165,000	165

Total		165

Total Convertible Corporate Bonds (Cost: $405)		429

Money Market Investments (5.5%)

Other Holdings (5.5%)
Reserve Investment Fund	11,108,124	11,108

Total Money Market Investments (Cost: $11,108)		11,108

Total Investments (99.2%) (Cost $167,025)(a)		199,024

Other Assets, Less Liabilities (0.8%)		1,483

Net Assets (100.0%)		200,507

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $167,074 and the net unrealized appreciation of investments based on that cost was
$31,950 which is comprised of $33,834 aggregate gross
unrealized appreciation and $1,884 aggregate gross unrealized depreciation.

T. Rowe Price Equity Income Portfolio

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Invest in common stocks found in the S&P 500® Index utilizing a computer program to maintain sector proportions in the Portfolio equal to the Index.	$2.1 billion

The Index 500 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index. The Portfolio seeks to achieve this objective by investing at least 80% in common stocks included in the S&P 500® Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

For the year ended December 31, 2006, the Portfolio had a total return of 15.62%, compared with 15.79% for the S&P 500® Index. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) Portfolio performance slightly lagged the S&P 500® due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, the S&P 500 Index Objective Funds, was 15.38%.

Looking at the broad market in 2006, stocks generally enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while mid- and small-cap stocks returned 10.32% and 15.12%, respectively, as measured by the S&P MidCap 400® and S&P SmallCap 600® Indices. One trend that did not reverse — value stocks outperformed growth stocks by a wide margin.

Every sector contributed positively to the S&P 500®’s gains for the year, with the worst-performing segment still managing returns of 7.5%. The biggest contributions to Index returns came from the Financials and Energy sectors. Financial stocks — which made up 22% of the Index and returned 19% — benefited from the strong performance of firms whose revenues are tied to capital markets activity, such as Asset Managers, Investment Banks and Brokers, and Custody Banks. In the Energy space, the big, integrated oil producers enjoyed record profits and strong demand from investors looking for exposure to the sector without the volatility of the Exploration and Production and Oil Services firms. As a result, the major oil producers were some of the leading contributors to Index performance for the year. Telecommunication Services had the best absolute returns in 2006, up 37%; however, these shares made up just 3% of the Index. This sector’s valuations had been depressed after poor returns in 2005; in addition, consolidation and an above-average dividend yield made this segment attractive. Health Care was the worst performing segment of the Index, with a return of a little less than 8%. This was because of some high profile medical device and drug safety concerns, as well as worry about what Democratic control of Congress might mean for stocks in this sector in terms of additional industry oversight.

As we seek to track the performance and weightings of stocks in the S&P 500® Index, we make changes in the Portfolio’s holding as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s periodically adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2006, 30 companies were added to the Index, with a like number eliminated.

Looking ahead to 2007, we continue to view large company stocks as attractively valued, relative to small company stocks, with healthy profits and balance sheets. In addition, worry about economic and earnings growth has the potential to favor the growth style of investing over value, as investors seek out proven growers. However, we would have said the same thing heading into 2006, and it is difficult to predict when the long-running trend of outperformance by small-cap and value-oriented shares will reverse. That said, one compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both growth and value stocks in a single equity holding.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	15.62%	6.05%	8.38%
S&P 500 Index	15.79%	6.19%	8.42%
S&P 500 Index Objective Funds Lipper Average	15.38%	5.78%	8.11%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

Indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index is unmanaged, cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,126.50	$1.06
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$1.01

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.4%)
*Amazon.com, Inc.	49,300	1,945
*Apollo Group, Inc. — Class A	22,300	869
*AutoNation, Inc.	23,929	510
*AutoZone, Inc.	8,125	939
*Bed Bath & Beyond, Inc.	45,100	1,718
Best Buy Co., Inc.	64,375	3,167
*Big Lots, Inc.	17,500	401
The Black & Decker Corp.	10,900	872
Brunswick Corp.	14,700	469
Carnival Corp.	71,009	3,483
CBS Corp. — Class B	124,824	3,892
Centex Corp.	19,000	1,069
Circuit City Stores, Inc.	22,700	431
Clear Channel Communications, Inc.	78,850	2,802
*Coach, Inc.	58,700	2,522
*Comcast Corp. — Class A	332,270	14,065
D.R. Horton, Inc.	44,100	1,168
Darden Restaurants, Inc.	23,450	942
Dillard’s, Inc. — Class A	9,764	341
*The DIRECTV Group, Inc.	123,100	3,070
Dollar General Corp.	49,848	801
Dow Jones & Co., Inc.	10,420	396
The E.W. Scripps Co. — Class A	13,300	664
Eastman Kodak Co.	45,883	1,184
Family Dollar Stores, Inc.	24,200	710
Federated Department Stores, Inc.	83,846	3,197
Ford Motor Co.	301,594	2,265
Fortune Brands, Inc.	24,167	2,064
Gannett Co., Inc.	37,450	2,264
The Gap, Inc.	84,175	1,641
General Motors Corp.	90,327	2,775
Genuine Parts Co.	27,200	1,290
*The Goodyear Tire & Rubber Co.	28,300	594
H&R Block, Inc.	51,500	1,187
Harley-Davidson, Inc.	41,400	2,917
Harman International Industries, Inc.	10,400	1,039
Harrah’s Entertainment, Inc.	29,750	2,461
Hasbro, Inc.	25,325	690
Hilton Hotels Corp.	61,750	2,155
The Home Depot, Inc.	325,894	13,088
*IAC/InterActiveCorp	35,600	1,323
International Game Technology	54,200	2,504
*The Interpublic Group of Companies, Inc.	70,400	862
J.C. Penney Co., Inc.	35,950	2,781
Johnson Controls, Inc.	31,300	2,689
Jones Apparel Group, Inc.	17,600	588
KB HOME	12,500	641
*Kohl’s Corp.	52,267	3,577
Leggett & Platt, Inc.	28,533	682
Lennar Corp. — Class A	22,000	1,154
Limited Brands, Inc.	54,587	1,580
Liz Claiborne, Inc.	16,400	713

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Lowe’s Companies, Inc.	243,200	7,576
Marriott International, Inc. — Class A	53,700	2,563
Mattel, Inc.	60,888	1,380
McDonald’s Corp.	197,478	8,754
The McGraw-Hill Companies, Inc.	56,520	3,844
Meredith Corp.	6,200	349
The New York Times Co. — Class A	22,970	560
Newell Rubbermaid, Inc.	44,292	1,282
News Corp. — Class A	373,800	8,029
NIKE, Inc. — Class B	30,000	2,971
Nordstrom, Inc.	36,534	1,803
*Office Depot, Inc.	44,457	1,697
OfficeMax, Inc.	11,900	591
Omnicom Group, Inc.	27,300	2,854
Pulte Homes, Inc.	33,700	1,116
RadioShack Corp.	21,700	364
*Sears Holdings Corp.	13,280	2,230
The Sherwin-Williams Co.	17,913	1,139
Snap-on, Inc.	9,317	444
The Stanley Works	12,950	651
Staples, Inc.	115,350	3,080
*Starbucks Corp.	120,700	4,275
Starwood Hotels & Resorts Worldwide, Inc.	33,900	2,119
Target Corp.	137,157	7,825
Tiffany & Co.	21,567	846
Time Warner, Inc.	637,500	13,885
The TJX Companies, Inc.	72,700	2,073
Tribune Co.	30,436	937
*Univision Communications, Inc. — Class A	40,300	1,427
VF Corp.	14,257	1,170
*Viacom, Inc. — Class B	111,624	4,580
The Walt Disney Co.	330,257	11,318
Wendy’s International, Inc.	15,250	505
Whirlpool Corp.	12,544	1,041
*Wyndham Worldwide Corp.	31,686	1,015
Yum! Brands, Inc.	42,280	2,486

Total		215,930

Consumer Staples (9.0%)
Altria Group, Inc.	334,622	28,717
Anheuser-Busch Companies, Inc.	122,749	6,039
Archer-Daniels-Midland Co.	104,903	3,353
Avon Products, Inc.	71,000	2,346
Brown-Forman Corp. — Class B	12,618	836
Campbell Soup Co.	34,822	1,354
The Clorox Co.	24,250	1,556
The Coca-Cola Co.	325,575	15,709
Coca-Cola Enterprises, Inc.	44,300	905
Colgate-Palmolive Co.	82,122	5,358
ConAgra Foods, Inc.	81,367	2,197
*Constellation Brands, Inc. — Class A	33,500	972

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Costco Wholesale Corp.	73,164	3,868
CVS Corp.	131,534	4,066
*Dean Foods Co.	21,400	905
The Estee Lauder Companies, Inc. — Class A	20,300	829
General Mills, Inc.	54,767	3,155
H.J. Heinz Co.	52,617	2,368
The Hershey Co.	27,800	1,384
Kellogg Co.	40,057	2,005
Kimberly-Clark Corp.	73,156	4,971
The Kroger Co.	114,605	2,644
McCormick & Co., Inc.	21,000	810
Molson Coors Brewing Co. — Class B	7,300	558
The Pepsi Bottling Group, Inc.	21,900	677
PepsiCo, Inc.	262,230	16,402
The Procter & Gamble Co.	505,964	32,517
Reynolds American, Inc.	27,400	1,794
Safeway, Inc.	70,800	2,447
Sara Lee Corp.	119,235	2,031
SUPERVALU, Inc.	32,870	1,175
Sysco Corp.	98,725	3,629
Tyson Foods, Inc. — Class A	40,200	661
UST, Inc.	25,667	1,494
Walgreen Co.	160,246	7,354
Wal-Mart Stores, Inc.	392,700	18,135
Whole Foods Market, Inc.	22,800	1,070
Wm. Wrigley Jr. Co.	35,058	1,813

Total		188,104

Energy (9.6%)
Anadarko Petroleum Corp.	73,424	3,195
Apache Corp.	52,646	3,501
Baker Hughes, Inc.	51,230	3,825
BJ Services Co.	46,800	1,372
Chesapeake Energy Corp.	66,400	1,929
Chevron Corp.	348,114	25,597
ConocoPhillips	262,838	18,911
CONSOL Energy, Inc.	29,200	938
Devon Energy Corp.	70,600	4,736
El Paso Corp.	112,671	1,722
EOG Resources, Inc.	38,920	2,431
Exxon Mobil Corp.	931,356	71,371
Halliburton Co.	160,538	4,985
Hess Corp.	43,200	2,141
Kinder Morgan, Inc.	17,167	1,815
Marathon Oil Corp.	56,133	5,192
Murphy Oil Corp.	29,900	1,520
*Nabors Industries, Ltd.	47,800	1,423
*National-Oilwell Varco, Inc.	28,000	1,713
Noble Corp.	21,650	1,649
Occidental Petroleum Corp.	137,540	6,716
Peabody Energy Corp.	42,100	1,701
Rowan Companies, Inc.	17,650	586
Schlumberger, Ltd.	188,134	11,883
Smith International, Inc.	31,800	1,306
Sunoco, Inc.	19,700	1,228
*Transocean, Inc.	46,651	3,774

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Valero Energy Corp.	96,500	4,937
*Weatherford International, Ltd.	54,200	2,265
The Williams Companies, Inc.	95,200	2,487
XTO Energy, Inc.	58,399	2,748

Total		199,597

Financials (21.7%)
ACE, Ltd.	52,000	3,150
AFLAC, Inc.	78,950	3,632
The Allstate Corp.	99,828	6,500
Ambac Financial Group, Inc.	16,900	1,505
American Express Co.	192,375	11,671
American International Group, Inc.	415,130	29,748
Ameriprise Financial, Inc.	38,655	2,107
Aon Corp.	49,400	1,746
Apartment Investment & Management Co. — Class A	15,400	863
Archstone-Smith Trust	34,900	2,032
Bank of America Corp.	717,067	38,283
The Bank of New York Co., Inc.	122,053	4,805
BB&T Corp.	86,400	3,796
The Bear Stearns Companies, Inc.	18,695	3,043
Boston Properties, Inc.	18,700	2,092
Capital One Financial Corp.	65,129	5,003
*CB Richard Ellis Group, Inc.	29,500	979
The Charles Schwab Corp.	163,339	3,159
Chicago Mercantile Exchange Holdings, Inc.	5,600	2,855
The Chubb Corp.	65,700	3,476
Cincinnati Financial Corp.	27,675	1,254
CIT Group, Inc.	31,700	1,768
Citigroup, Inc.	784,648	43,704
Comerica, Inc.	25,350	1,488
Commerce Bancorp, Inc.	29,900	1,055
Compass Bancshares, Inc.	20,700	1,235
Countrywide Financial Corp.	99,200	4,211
*E*TRADE Financial Corp.	68,200	1,529
Equity Office Properties Trust	56,100	2,702
Equity Residential	46,600	2,365
Fannie Mae	155,648	9,244
Federated Investors, Inc. — Class B	14,400	486
Fifth Third Bancorp	89,134	3,648
First Horizon National Corp.	19,900	831
Franklin Resources, Inc.	26,650	2,936
Freddie Mac	110,686	7,516
Genworth Financial, Inc.	70,800	2,422
The Goldman Sachs Group, Inc.	68,000	13,556
The Hartford Financial Services Group, Inc.	50,650	4,726
Huntington Bancshares, Inc.	37,942	901
Janus Capital Group, Inc.	31,629	683
JPMorgan Chase & Co.	553,897	26,753
KeyCorp	64,075	2,437
Kimco Realty Corp.	36,100	1,623
Legg Mason, Inc.	21,000	1,996
Lehman Brothers Holdings, Inc.	84,644	6,612
Lincoln National Corp.	45,830	3,043

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Loews Corp.	73,001	3,027
M&T Bank Corp.	12,400	1,515
Marsh & McLennan Companies, Inc.	87,980	2,697
Marshall & Ilsley Corp.	40,700	1,958
MBIA, Inc.	21,550	1,574
Mellon Financial Corp.	65,768	2,772
Merrill Lynch & Co., Inc.	141,200	13,146
MetLife, Inc.	121,436	7,166
MGIC Investment Corp.	13,300	832
Moody’s Corp.	37,550	2,593
Morgan Stanley	169,013	13,763
National City Corp.	100,897	3,689
Northern Trust Corp.	29,950	1,818
Plum Creek Timber Co., Inc.	28,300	1,128
PNC Financial Services Group, Inc.	46,867	3,470
Principal Financial Group, Inc.	43,100	2,530
The Progressive Corp.	121,600	2,945
ProLogis	39,500	2,400
Prudential Financial, Inc.	76,200	6,543
Public Storage, Inc.	19,600	1,911
*Realogy Corp.	34,183	1,036
Regions Financial Corp.	116,390	4,353
SAFECO Corp.	16,850	1,054
Simon Property Group, Inc.	35,300	3,576
SLM Corp.	65,242	3,182
Sovereign Bancorp, Inc.	57,380	1,457
The St. Paul Travelers Companies, Inc.	110,210	5,917
State Street Corp.	53,000	3,574
SunTrust Banks, Inc.	56,533	4,774
Synovus Financial Corp.	51,850	1,599
T. Rowe Price Group, Inc.	42,100	1,843
Torchmark Corp.	15,650	998
U.S. Bancorp	280,721	10,159
UnumProvident Corp.	54,731	1,137
Vornado Realty Trust	20,600	2,503
Wachovia Corp.	304,347	17,333
Washington Mutual, Inc.	150,954	6,867
Wells Fargo & Co.	539,060	19,169
XL Capital, Ltd. — Class A	28,800	2,074
Zions Bancorporation	17,100	1,410

Total		452,661

Health Care (11.7%)
Abbott Laboratories	245,050	11,936
Aetna, Inc.	83,308	3,597
Allergan, Inc.	24,567	2,942
AmerisourceBergen Corp.	30,700	1,380
*Amgen, Inc.	186,317	12,727
Applera Corp. — Applied Biosystems Group	29,233	1,073
*Barr Pharmaceuticals, Inc.	17,000	852
Bausch & Lomb, Inc.	8,600	448
Baxter International, Inc.	104,500	4,848
Becton, Dickinson & Co.	39,350	2,760
*Biogen Idec, Inc.	53,790	2,646
Biomet, Inc.	39,145	1,616
*Boston Scientific Corp.	188,322	3,235

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Bristol-Myers Squibb Co.	314,008	8,265
C. R. Bard, Inc.	16,400	1,361
Cardinal Health, Inc.	64,625	4,164
Caremark Rx, Inc.	68,100	3,889
*Celgene Corp.	59,500	3,423
CIGNA Corp.	16,329	2,148
*Coventry Health Care, Inc.	25,400	1,271
Eli Lilly & Co.	157,206	8,190
*Express Scripts, Inc.	21,600	1,547
*Forest Laboratories, Inc.	50,566	2,559
*Genzyme Corp.	42,000	2,586
*Gilead Sciences, Inc.	73,400	4,766
Health Management Associates, Inc. — Class A	38,400	811
*Hospira, Inc.	24,865	835
*Humana, Inc.	26,500	1,466
IMS Health, Inc.	31,667	870
Johnson & Johnson	462,937	30,562
*King Pharmaceuticals, Inc.	38,866	619
*Laboratory Corp. of America Holdings	20,000	1,469
Manor Care, Inc.	11,800	554
McKesson Corp.	47,305	2,398
*Medco Health Solutions, Inc.	46,872	2,505
*MedImmune, Inc.	38,200	1,237
Medtronic, Inc.	183,800	9,835
Merck & Co., Inc.	346,620	15,113
*Millipore Corp.	8,500	566
Mylan Laboratories, Inc.	33,800	675
*Patterson Companies, Inc.	22,200	788
PerkinElmer, Inc.	19,600	436
Pfizer, Inc.	1,151,334	29,820
Quest Diagnostics, Inc.	25,500	1,352
Schering-Plough Corp.	236,750	5,597
*St. Jude Medical, Inc.	56,400	2,062
Stryker Corp.	47,500	2,618
*Tenet Healthcare Corp.	75,250	524
*Thermo Fisher Scientific, Inc.	65,200	2,953
UnitedHealth Group, Inc.	215,044	11,554
*Waters Corp.	16,200	793
*Watson Pharmaceuticals, Inc.	16,400	427
*WellPoint, Inc.	99,000	7,790
Wyeth	215,029	10,949
*Zimmer Holdings, Inc.	38,137	2,989

Total		244,396

Industrials (10.6%)
3M Co.	117,576	9,163
*Allied Waste Industries, Inc.	40,550	498
American Power Conversion Corp.	26,950	824
American Standard Companies, Inc.	27,700	1,270
Avery Dennison Corp.	15,050	1,022
The Boeing Co.	126,276	11,218
Burlington Northern Santa Fe Corp.	57,385	4,236
Caterpillar, Inc.	103,876	6,371
Cintas Corp.	21,833	867
Cooper Industries, Ltd. — Class A	14,500	1,311
CSX Corp.	69,500	2,393

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Cummins, Inc.	8,400	993
Danaher Corp.	37,800	2,738
Deere & Co.	36,960	3,514
Dover Corp.	32,567	1,596
Eaton Corp.	23,800	1,788
Emerson Electric Co.	128,100	5,645
Equifax, Inc.	20,000	812
FedEx Corp.	48,920	5,314
Fluor Corp.	14,100	1,151
General Dynamics Corp.	64,600	4,803
General Electric Co.	1,646,006	61,249
Goodrich Corp.	19,900	906
Honeywell International, Inc.	130,350	5,897
Illinois Tool Works, Inc.	67,000	3,095
Ingersoll-Rand Co., Ltd. — Class A	48,960	1,916
ITT Corp.	29,500	1,676
L-3 Communications Holdings, Inc.	19,900	1,627
Lockheed Martin Corp.	56,808	5,230
Masco Corp.	62,900	1,879
*Monster Worldwide, Inc.	20,467	955
Norfolk Southern Corp.	63,357	3,186
Northrop Grumman Corp.	55,120	3,732
PACCAR, Inc.	39,610	2,571
Pall Corp.	19,550	675
Parker Hannifin Corp.	18,875	1,451
Pitney Bowes, Inc.	35,437	1,637
R. R. Donnelley & Sons Co.	34,634	1,231
Raytheon Co.	71,000	3,749
Robert Half International, Inc.	26,740	993
Rockwell Automation, Inc.	27,150	1,658
Rockwell Collins, Inc.	26,650	1,687
Ryder System, Inc.	9,700	495
Southwest Airlines Co.	126,467	1,937
*Terex Corp.	16,200	1,046
Textron, Inc.	20,050	1,880
Tyco International, Ltd.	317,608	9,655
Union Pacific Corp.	43,060	3,962
United Parcel Service, Inc. — Class B	171,400	12,853
United Technologies Corp.	160,234	10,018
W.W. Grainger, Inc.	11,700	818
Waste Management, Inc.	85,385	3,140

Total		220,331

Information Technology (14.8%)
*ADC Telecommunications, Inc.	18,764	273
*Adobe Systems, Inc.	93,150	3,830
*Advanced Micro Devices, Inc.	87,600	1,783
*Affiliated Computer Services, Inc. — Class A	18,900	923
*Agilent Technologies, Inc.	65,237	2,274
*Altera Corp.	57,811	1,138
Analog Devices, Inc.	54,657	1,797
*Apple Computer, Inc.	135,800	11,521
Applied Materials, Inc.	221,800	4,092
*Autodesk, Inc.	36,968	1,496
Automatic Data Processing, Inc.	87,950	4,332
*Avaya, Inc.	72,516	1,014

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*BMC Software, Inc.	32,760	1,055
*Broadcom Corp. — Class A	74,900	2,420
CA, Inc.	65,592	1,486
*Ciena Corp.	13,485	374
*Cisco Systems, Inc.	969,700	26,502
*Citrix Systems, Inc.	28,820	780
*Cognizant Technology Solutions Corp. — Class A	22,600	1,744
*Computer Sciences Corp.	27,450	1,465
*Compuware Corp.	56,257	469
*Comverse Technology, Inc.	32,300	682
*Convergys Corp.	22,050	524
*Corning, Inc.	249,800	4,674
*Dell, Inc.	362,733	9,101
*eBay, Inc.	184,800	5,557
*Electronic Arts, Inc.	49,300	2,483
Electronic Data Systems Corp.	82,567	2,275
*EMC Corp.	351,674	4,642
Fidelity National Information Services, Inc.	25,800	1,034
First Data Corp.	122,332	3,122
*Fiserv, Inc.	27,625	1,448
*Google, Inc. — Class A	34,200	15,748
Hewlett-Packard Co.	437,326	18,013
Intel Corp.	920,763	18,645
International Business Machines Corp.	240,539	23,368
*Intuit, Inc.	55,700	1,699
Jabil Circuit, Inc.	29,467	723
*JDS Uniphase Corp.	33,750	562
*Juniper Networks, Inc.	90,300	1,710
KLA-Tencor Corp.	31,800	1,582
*Lexmark International, Inc. — Class A	15,600	1,142
Linear Technology Corp.	47,750	1,448
*LSI Logic Corp.	64,000	576
Maxim Integrated Products, Inc.	51,200	1,568
*Micron Technology, Inc.	120,450	1,681
Microsoft Corp.	1,381,392	41,247
Molex, Inc.	22,650	716
Motorola, Inc.	385,977	7,936
National Semiconductor Corp.	46,086	1,046
*NCR Corp.	28,500	1,219
*Network Appliance, Inc.	59,700	2,345
*Novell, Inc.	54,100	335
*Novellus Systems, Inc.	19,700	678
*NVIDIA Corp.	56,800	2,102
*Oracle Corp.	638,825	10,949
*Parametric Technology Corp.	17,812	321
Paychex, Inc.	54,035	2,137
*PMC-Sierra, Inc.	33,500	225
*QLogic Corp.	25,200	552
QUALCOMM, Inc.	263,834	9,970
Sabre Holdings Corp. — Class A	21,167	675
*SanDisk Corp.	35,900	1,545
*Sanmina-SCI Corp.	85,100	294
*Solectron Corp.	146,000	470

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Sun Microsystems, Inc.	561,997	3,046
*Symantec Corp.	149,754	3,122
Symbol Technologies, Inc.	40,650	607
Tektronix, Inc.	13,160	384
*Tellabs, Inc.	70,592	724
*Teradyne, Inc.	30,350	454
Texas Instruments, Inc.	236,900	6,823
*Unisys Corp.	55,050	432
*VeriSign, Inc.	39,100	940
The Western Union Co.	122,432	2,745
*Xerox Corp.	154,100	2,612
Xilinx, Inc.	53,700	1,279
*Yahoo!, Inc.	195,500	4,993

Total		307,698

Materials (2.9%)
Air Products & Chemicals, Inc.	35,167	2,472
Alcoa, Inc.	138,507	4,157
Allegheny Technologies, Inc.	16,117	1,461
Ashland, Inc.	9,100	630
Ball Corp.	16,632	725
Bemis Co., Inc.	16,700	567
The Dow Chemical Co.	152,509	6,091
E. I. du Pont de Nemours & Co.	146,828	7,153
Eastman Chemical Co.	13,125	778
Ecolab, Inc.	28,500	1,288
Freeport-McMoRan Copper & Gold, Inc. — Class B	31,481	1,754
*Hercules, Inc.	18,100	350
International Flavors & Fragrances, Inc.	12,500	615
International Paper Co.	72,666	2,478
MeadWestvaco Corp.	28,979	871
Monsanto Co.	86,706	4,555
Newmont Mining Corp.	71,880	3,245
Nucor Corp.	48,232	2,636
*Pactiv Corp.	21,200	757
Phelps Dodge Corp.	32,548	3,897
PPG Industries, Inc.	26,367	1,693
Praxair, Inc.	51,600	3,061
Rohm & Haas Co.	22,680	1,159
Sealed Air Corp.	12,921	839
Sigma-Aldrich Corp.	10,500	816
Temple-Inland, Inc.	17,100	787
United States Steel Corp.	18,950	1,386
Vulcan Materials Co.	15,100	1,357
Weyerhaeuser Co.	37,780	2,669

Total		60,247

Telecommunication Services (3.4%)
ALLTEL Corp.	59,657	3,608
AT&T, Inc.	613,649	21,938
BellSouth Corp.	291,265	13,721
CenturyTel, Inc.	18,300	799
Citizens Communications Co.	51,400	739
Embarq Corp.	23,830	1,253
*Qwest Communications International, Inc.	256,735	2,149

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
Sprint Nextel Corp.	462,302	8,733
Verizon Communications, Inc.	466,142	17,359
Windstream Corp.	76,092	1,082

Total		71,381

Utilities (3.5%)
*The AES Corp.	106,100	2,338
*Allegheny Energy, Inc.	26,400	1,212
Ameren Corp.	32,967	1,771
American Electric Power Co., Inc.	63,140	2,689
CenterPoint Energy, Inc.	49,962	828
*CMS Energy Corp.	35,500	593
Consolidated Edison, Inc.	41,050	1,973
Constellation Energy Group	28,700	1,977
Dominion Resources, Inc.	56,495	4,737
DTE Energy Co.	28,450	1,377
Duke Energy Corp.	200,473	6,659
*Dynegy, Inc. — Class A	60,400	437
Edison International	52,020	2,366
Entergy Corp.	33,009	3,047
Exelon Corp.	107,124	6,630
FirstEnergy Corp.	50,965	3,073
FPL Group, Inc.	64,514	3,511
KeySpan Corp.	28,000	1,153
Nicor, Inc.	7,150	335
NiSource, Inc.	43,573	1,050
Peoples Energy Corp.	6,100	272
PG&E Corp.	55,725	2,637
Pinnacle West Capital Corp.	15,900	806
PPL Corp.	60,968	2,185
Progress Energy, Inc.	40,592	1,992
Public Service Enterprise Group, Inc.	40,236	2,671
Questar Corp.	13,700	1,138
Sempra Energy	41,902	2,348
The Southern Co.	118,600	4,372
TECO Energy, Inc.	33,400	575
TXU Corp.	73,330	3,975
Xcel Energy, Inc.	65,020	1,499

Total		72,226

Total Common Stocks (Cost: $1,381,340)		2,032,571

Money Market Investments (2.3%)

Federal Government & Agencies (0.2%)
(b)Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	3,300,000	3,263

Total		3,263

Finance Lessors (0.5%)
(b)Thunder Bay Funding, Inc., 5.33%, 1/5/07	10,000,000	9,995

Total		9,995

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Money Market Investments (2.3%)	Shares/ $ Par	Value $ (000’s)

Finance Services (0.5%)
(b)Bryant Park Funding LLC, 5.33%, 1/11/07	10,000,000	9,986

Total		9,986

Miscellaneous Business Credit Institutions (0.5%)
(b)Park Avenue Receivables, 5.30%, 1/17/07	10,000,000	9,976

Total		9,976

National Commercial Banks (0.2%)
(b)UBS Finance LLC, 5.27%, 1/2/07	3,700,000	3,699

Total		3,699

Short Term Business Credit (0.4%)
(b)Sheffield Receivables, 5.29%, 1/30/07	10,000,000	9,957

Total		9,957

Total Money Market Investments (Cost: $46,874)		46,876

Total Investments (99.9%) (Cost $1,428,214)(a)		2,079,447

Other Assets, Less Liabilities (0.1%)		1,952

Net Assets (100.0%)		2,081,399

*	Non-Income Producing

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $1,434,890 and the net unrealized appreciation of investments based on that cost was $644,557 which is comprised of $748,747 aggregate gross unrealized appreciation and $104,190 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	131	3/07	$44
(Total Notional Value at December 31, 2006, $46,736)

Index 500 Stock Portfolio

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Flexible policy of allocating assets among stocks, bonds and cash, with mix adjusted to capitalize on changing financial markets and economic conditions.	$282 million

The Asset Allocation Portfolio seeks to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities, the Portfolio is actively managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 45-75% equities; 20-50% debt and 0-20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

The Portfolio’s results in 2006 reflected a blend of stock and bond performance. For the year ended December 31, 2006, the Asset Allocation Portfolio had a total return of 9.91%, compared to the 15.79% and 4.33% returns of the S&P 500® and Citigroup BIG Indices, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio trailed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, which had an average return of 10.88%.

The Portfolio’s underperformance compared to its peer group for 2006 can be attributed primarily to positioning in our equity allocation. We held more small- and mid-cap stocks, as well as more growth stocks than value stocks, than many of our peers. In 2006, large stocks beat small and value beat growth. The S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while mid- and small-cap stocks returned 10.32% and 15.12%, respectively, as measured by the S&P MidCap 400® Index and S&P SmallCap 600® Index. Looking at foreign stocks, the MSCI EAFE (Europe, Australasia, and Far East) Index returned 26.86%.

Additionally, we allowed our equity allocation to come down over the course of the year, because we did not see valuations as attractive at a time when the economy was slowing. At year-end, the Portfolio had 54.0% of assets in equity exposure, with 27.8% in large-cap equities, 8.3% in small- and mid-cap shares, and 17.9% in international equities. From our fixed income allocation in short-term investments, we add approximately 5.6% of equity exposure for the Portfolio in the form of equity futures contracts. That positioning detracted modestly from performance because equities rallied in the second half of the year.

In terms of fixed income performance, bonds enjoyed a seventh consecutive year of positive returns in 2006, when economic growth, energy prices, and inflation all moderated. However, interest rates edged up, negatively impacting bond returns. Looking at the interest rate environment, a long series of rate increases by the Federal Reserve pushed yields on the shortest-term investments above those on longer-term notes and bonds. As of December 31, 2006, the yield on the three-month Treasury bill was 5.01%. By comparison, yields on two-, 10-, and 30-year Treasury securities were 4.82%, 4.71%, and 4.81%, respectively. As a result, cash-equivalent investments outperformed longer-term securities.

Our defensive positioning within the fixed income slice contributed to performance relative to the Citigroup BIG Index. It helped to favor cash and shorter-term investments over long-term bonds during the year, as did our decision to overweight higher yielding mortgage-backed and corporate securities. At the Portfolio level, our overweight in cash was positive versus bonds, though not relative to equities. At year-end, 25.0% of the Portfolio’s assets were in investment grade bonds, 6.9% in high yield bonds, and 14.1% in short-term investments (including 5.6% in S&P 500® Index futures).

Looking ahead to 2007, we are generally positive on financial markets in an environment of modest growth and inflation. We will continue to evaluate each asset class individually and comparatively, and choose the asset allocation we believe is likely to result in a high level of total return as is consistent with reasonable investment risk. Of course, we should remind investors we are talking about small adjustments to portfolio weightings, rather than wholesale shifts between asset classes. Indeed, the variability of performance across the financial markets over the last several years serves as a reminder of the potential benefits of a well-diversified portfolio.

Asset Allocation Portfolio

Asset Allocation Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception*
Asset Allocation Portfolio	9.91%	6.97%	6.00%
Citigroup High Yield Cash Pay Index	11.71%	10.14%	9.40%
Citigroup U.S. Broad Investment Grade Bond Index	4.33%	5.10%	5.15%
Merrill Lynch 3-Month T-Bill Index	4.85%	2.43%	2.50%
S&P 500 Index	15.79%	6.19%	4.78%
Mixed-Asset Target Alloc Moderate Funds Lipper Average	10.88%	6.48%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other Portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

In the graph, the Portfolio is compared against four indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Citigroup High Yield Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

The Merrill Lynch 3-month T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected. The inception date of the index is December 31, 1997.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Portfolio changed its benchmark index from the Merrill Lynch U.S. Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Portfolio added the Citigroup High Yield Cash Pay Index to the benchmark in 2005 because it provides transparency as to the composition and characteristics of the Index which allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Mixed-Asset Target Alloc Moderate Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that by portfolio practice maintains a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and other cash equivalents. Source: Lipper, Inc.

Lipper Analytical Services, Inc revised their benchmark categories during 2006 and have changed the Portfolio’s benchmark from the Flexible Portfolio Funds Lipper Average to the Mixed-Asset Target Alloc Moderate Funds Lipper Average.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issues are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

Asset Allocation Portfolio

Asset Allocation Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,083.40	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.23

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Asset Allocation Portfolio

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Domestic Common Stocks and Warrants (36.1%)	Shares/ $ Par	Value $ (000’s)

Large Cap Common Stocks (27.8%)

Consumer Discretionary (4.4%)
Abercrombie & Fitch Co. — Class A	8,100	564
*Comcast Corp. — Class A	21,900	927
Federated Department Stores, Inc.	18,700	713
Fortune Brands, Inc.	12,100	1,032
Hilton Hotels Corp.	24,500	855
J.C. Penney Co., Inc.	10,000	774
Johnson Controls, Inc.	10,100	868
*Kohl’s Corp.	10,700	732
The McGraw-Hill Companies, Inc.	14,500	986
News Corp. — Class A	45,200	971
NIKE, Inc. — Class B	6,300	624
Omnicom Group, Inc.	5,800	606
Staples, Inc.	29,650	792
Starwood Hotels & Resorts Worldwide, Inc.	9,800	613
Target Corp.	14,500	827
Time Warner, Inc.	27,600	601

Total		12,485

Consumer Staples (2.1%)
Altria Group, Inc.	14,700	1,262
CVS Corp.	19,800	612
Loews Corp. — Carolina Group	6,200	401
PepsiCo, Inc.	20,000	1,251
The Procter & Gamble Co.	15,300	983
Walgreen Co.	14,600	670
Wal-Mart Stores, Inc.	13,800	637

Total		5,816

Energy (2.6%)
Baker Hughes, Inc.	6,600	493
ConocoPhillips	17,500	1,259
EOG Resources, Inc.	10,800	674
Exxon Mobil Corp.	34,100	2,614
Kinder Morgan, Inc.	6,200	656
Schlumberger, Ltd.	8,600	543
*Transocean, Inc.	8,300	671
Valero Energy Corp.	8,000	409

Total		7,319

Financials (4.6%)
American Express Co.	9,200	558
American International Group, Inc.	16,000	1,146
Capital One Financial Corp.	9,300	714
Citigroup, Inc.	15,200	847
Genworth Financial, Inc.	21,500	736
The Goldman Sachs Group, Inc.	5,000	997
Host Hotels & Resorts, Inc.	27,619	678
JPMorgan Chase & Co.	19,500	942
Legg Mason, Inc.	5,400	513
Lehman Brothers Holdings, Inc.	11,200	875

Large Cap Common Stocks (27.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Prudential Financial, Inc.	12,100	1,039
SLM Corp.	14,200	693
The St. Paul Travelers Companies, Inc.	16,500	886
UBS AG-REG	10,000	603
Wachovia Corp.	15,300	871
Wells Fargo & Co.	24,800	882

Total		12,980

Health Care (4.5%)
Abbott Laboratories	17,600	857
*Amgen, Inc.	15,600	1,067
Baxter International, Inc.	13,300	617
Caremark Rx, Inc.	11,500	657
Eli Lilly and Co.	9,200	479
*Genentech, Inc.	9,500	771
*Gilead Sciences, Inc.	13,300	864
Johnson & Johnson	14,800	977
Medtronic, Inc.	17,700	947
Novartis AG, ADR	14,000	804
Pfizer, Inc.	25,100	650
*St. Jude Medical, Inc.	13,600	497
Teva Pharmaceutical Industries, Ltd., ADR	20,800	646
*Thermo Fisher Scientific, Inc.	18,800	851
UnitedHealth Group, Inc.	13,000	698
Wyeth	12,100	616
*Zimmer Holdings, Inc.	10,500	823

Total		12,821

Industrials (3.0%)
The Boeing Co.	6,900	613
Burlington Northern Santa Fe Corp.	10,800	797
Danaher Corp.	13,800	1,000
FedEx Corp.	5,600	608
General Electric Co.	62,700	2,332
Honeywell International, Inc.	23,500	1,063
ITT Corp.	7,000	398
Norfolk Southern Corp.	10,700	538
United Technologies Corp.	15,600	975

Total		8,324

Information Technology (4.8%)
Accenture, Ltd. — Class A	26,800	990
*Amdocs, Ltd.	24,800	961
*Broadcom Corp. — Class A	28,700	927
*Cisco Systems, Inc.	44,400	1,213
*eBay, Inc.	6,000	180
*Electronic Arts, Inc.	13,700	690
*Google, Inc. — Class A	2,300	1,059
Hewlett-Packard Co.	27,300	1,124
International Business Machines Corp.	4,900	476
KLA-Tencor Corp.	11,600	577
Maxim Integrated Products, Inc.	15,000	459

Asset Allocation Portfolio

Asset Allocation Portfolio

Large Cap Common Stocks (27.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Microsoft Corp.	29,800	890
*Oracle Corp.	46,100	790
QUALCOMM, Inc.	20,100	760
*SanDisk Corp.	10,200	439
Telefonaktiebolaget LM Ericsson, ADR	17,900	720
Texas Instruments, Inc.	26,700	769
*Yahoo!, Inc.	17,566	449

Total		13,473

Materials (0.9%)
International Paper Co.	25,600	873
Monsanto Co.	13,600	714
Praxair, Inc.	15,900	944

Total		2,531

Telecommunication Services (0.4%)
AT&T, Inc.	22,200	793
Sprint Nextel Corp.	21,000	397

Total		1,190

Utilities (0.5%)
Exelon Corp.	13,500	835
TXU Corp.	12,100	656

Total		1,491

Total Large Cap Common Stocks		78,430

Small Cap Common Stocks (8.3%)

Consumer Discretionary (1.4%)
Abercrombie & Fitch Co. — Class A	1,700	118
*Aeropostale, Inc.	3,200	99
*The Cheesecake Factory, Inc.	3,500	86
Choice Hotels International, Inc.	800	34
*Coach, Inc.	9,800	421
*GameStop Corp. — Class A	600	33
*Golf Galaxy, Inc.	6,900	129
*Heelys, Inc.	47	2
*Hibbett Sporting Goods, Inc.	8,700	266
*Interface, Inc. — Class A	4,200	60
*Lamar Advertising Co. — Class A	3,300	216
*LKQ Corp.	3,500	80
*Morton’s Restaurant Group, Inc.	4,700	78
*O’Reilly Automotive, Inc.	34,000	1,089
Orient-Express Hotels, Ltd. — Class A	6,900	327
*Payless ShoeSource, Inc.	3,100	102
PetSmart, Inc.	5,600	162
*Pinnacle Entertainment, Inc.	3,200	106
Polaris Industries, Inc.	1,000	47
Pool Corp.	8,400	329
Station Casinos, Inc.	1,100	90
*Urban Outfitters, Inc.	2,100	48
*Williams Scotsman International, Inc.	2,600	51

Total		3,973

Energy (0.7%)
*Cameron International Corp.	4,800	255
*Dril-Quip, Inc.	2,700	106

Small Cap Common Stocks (8.3%)	Shares/ $ Par	Value $ (000’s)

Energy continued
ENSCO International, Inc.	4,500	225
*Grant Prideco, Inc.	4,100	163
*Hydril	1,600	120
*National-Oilwell Varco, Inc.	5,300	324
*Newfield Exploration Co.	4,200	193
Range Resources Corp.	7,600	209
Smith International, Inc.	4,500	185
*TETRA Technologies, Inc.	3,600	92
World Fuel Services Corp.	1,900	84

Total		1,956

Financials (0.7%)
Assured Guaranty, Ltd.	2,900	77
*Clayton Holdings, Inc.	1,100	21
The Colonial BancGroup, Inc.	8,400	216
*Evercore Partners, Inc.	300	11
*Global Cash Access Holdings, Inc.	4,900	80
Greater Bay Bancorp	3,500	92
Greenhill & Co., Inc.	2,000	148
Heartland Payment Systems, Inc.	2,800	79
*IntercontinentalExchange, Inc.	2,815	304
*Investment Technology Group, Inc.	6,100	262
Investors Financial Services Corp.	5,300	226
*KBW, Inc.	1,291	38
optionsXpress Holdings, Inc.	1,561	35
*Portfolio Recovery Associates, Inc.	1,200	56
SEI Investments Co.	1,900	113
*SVB Financial Group	5,500	256

Total		2,014

Health Care (2.4%)
*Adams Respiratory Therapeutics, Inc.	2,466	101
*Allscripts Healthcare Solutions, Inc.	4,600	124
Caremark Rx, Inc.	14,836	847
*Cytyc Corp.	7,200	204
*DaVita, Inc.	32,550	1,852
*Express Scripts, Inc.	1,800	129
*ICON PLC, ADR	2,900	109
*Immucor, Inc.	4,100	120
*Intuitive Surgical, Inc.	2,100	201
*Kyphon, Inc.	4,500	182
*Lincare Holdings, Inc.	20,400	813
*Noven Pharmaceuticals, Inc.	2,800	71
*Patterson Companies, Inc.	3,200	114
*Pediatrix Medical Group, Inc.	1,700	83
*Providence Service Corp.	4,600	116
*PSS World Medical, Inc.	4,400	86
*Psychiatric Solutions, Inc.	13,700	514
*Radiation Therapy Services, Inc.	8,200	258
*Symbion, Inc.	4,800	89
*Varian Medical Systems, Inc.	7,900	376
*Ventana Medical Systems, Inc.	4,200	181

Total		6,570

Industrials (1.5%)
*ACCO Brands Corp.	2,500	66
*The Advisory Board Co.	2,300	123

Asset Allocation Portfolio

Asset Allocation Portfolio

Small Cap Common Stocks (8.3%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Beacon Roofing Supply, Inc.	4,050	76
Brady Corp. — Class A	2,200	82
Bucyrus International, Inc. — Class A	1,200	62
C.H. Robinson Worldwide, Inc.	7,150	292
The Corporate Executive Board Co.	1,900	167
Expeditors International of Washington, Inc.	3,600	146
Forward Air Corp.	6,400	185
Herman Miller, Inc.	4,900	178
*Huron Consulting Group, Inc.	3,300	150
*ICT Group, Inc.	3,200	101
J.B. Hunt Transport Services, Inc.	8,100	168
Knight Transportation, Inc.	23,737	405
Knoll, Inc.	4,300	95
The Manitowoc Co., Inc.	2,600	155
*Marlin Business Services Corp.	6,400	154
*Marten Transport, Ltd.	5,839	107
MSC Industrial Direct Co., Inc. — Class A	8,000	313
*Nutri/System, Inc.	3,100	197
*PeopleSupport, Inc.	4,400	93
*Resources Connection, Inc.	200	6
Ritchie Bros. Auctioneers, Inc.	4,200	225
Robert Half International, Inc.	12,900	479
*Spirit Aerosystems Holdings, Inc.	3,200	107
*Stericycle, Inc.	2,000	151
*VistaPrint, Ltd.	2,300	76

Total		4,359

Information Technology (1.5%)
*Activision, Inc.	16,421	283
*Alliance Data Systems Corp.	4,400	275
*Altera Corp.	6,400	126
Amphenol Corp. — Class A	4,600	286
*Bankrate, Inc.	1,900	72
*Blackboard, Inc.	2,800	84
*Comtech Group, Inc.	1,200	22
*Cymer, Inc.	1,500	66
*DealerTrack Holdings, Inc.	3,400	100
*Digital River, Inc.	4,200	234
*Diodes, Inc.	1,700	60
*Euronet Worldwide, Inc.	1,400	42
FactSet Research Systems, Inc.	4,300	243
*First Solar, Inc.	96	3
Harris Corp.	7,000	321
*Isilon Systems, Inc.	95	3
*Kenexa Corp.	3,600	120
KLA-Tencor Corp.	3,300	164
*The Knot, Inc.	2,000	52
*MEMC Electronic Materials, Inc.	3,300	129
Microchip Technology, Inc.	11,500	376
*Micros Systems, Inc.	600	32
*MKS Instruments, Inc.	3,700	84
*NAVTEQ Corp.	2,500	87
*Netlogic Microsystems, Inc.	3,800	82
*RADWARE, Ltd.	6,200	99
*RF Micro Devices, Inc.	11,300	77

Small Cap Common Stocks (8.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Semtech Corp.	4,700	61
*Sonic Solutions	4,300	70
*Tessera Technologies, Inc.	2,900	117
*THQ, Inc.	2,946	96
*The Ultimate Software Group, Inc.	1,750	41
*VeriFone Holdings, Inc.	5,500	195
*Verint Systems, Inc.	5,500	189

Total		4,291

Telecommunication Services (0.1%)
*NeuStar, Inc. — Class A	9,400	305

Total		305

Total Small Cap Common Stocks		23,468

Warrants (0.0%)

Gaming/Leisure/Lodging (0.0%)
Shreveport Gaming Holdings, Inc.	298	4

Total Warrants		4

Total Domestic Common Stocks and Warrants (Cost: $83,741)		101,902

Foreign Common Stocks (17.9%)	Country

Consumer Discretionary (2.3%)
Burberry Group PLC	United Kingdom	40,855	516
Esprit Holdings, Ltd.	Hong Kong	39,000	436
*Fiat SPA	Italy	31,000	593
*Focus Media Holding, Ltd.	China	2,400	159
Hugo Boss AG	Germany	7,680	395
Inditex SA	Spain	11,265	608
Intercontinental Hotels Group PLC	United Kingdom	21,389	529
*Kuoni Reisen Holding	Switzerland	510	273
Nokian Renkaat Corp.	Finland	12,890	264
Point, Inc.	Japan	4,090	269
PPR SA	France	3,025	452
*Rezidor Hotel Group AB	Sweden	3,995	34
Societe Television Francaise 1 SA	France	12,110	449
Sol Melia SA	Spain	22,680	449
Toyota Motor Corp.	Japan	8,000	535
*Urbi Desarrollos Urbanos SA	Mexico	118,515	432

Total			6,393

Asset Allocation Portfolio

Asset Allocation Portfolio

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Staples (1.8%)
Alimentation Couche Tard, Inc.	Canada	5,760	126
*Barry Callebaut AG	Switzerland	684	345
C&C Group PLC	Ireland	27,895	497
Coca Cola Hellenic Bottling Co. SA	Greece	9,705	379
*Cosan SA Industria e Comercio	Brazil	11,700	241
Davide Campari-Milano SPA	Italy	27,920	277
Heineken NV	Netherlands	8,030	382
Iaws Group PLC	Ireland	17,485	446
Natura Cosmetico SA	Brazil	30,000	421
Reckitt Benckiser PLC	United Kingdom	9,530	436
Tesco PLC	United Kingdom	59,515	471
Wal-Mart de Mexico SA de CV	Mexico	133,770	588
Woolworths, Ltd.	Australia	30,540	576

Total			5,185

Energy (0.5%)
*Aker Drilling ASA	Norway	5,130	32
BG Group PLC	United Kingdom	18,270	248
*Pertra ASA	Norway	5,325	56
*Petroleum Geo-Services ASA	Norway	18,285	429
Tenaris SA, ADR	Italy	6,165	308
*TGS Nopec Geophysical Co. ASA	Norway	18,250	377

Total			1,450

Financials (4.1%)
Admiral Group PLC	United Kingdom	29,875	643
Allianz SE	Germany	2,765	565
Allied Irish Banks PLC	Ireland	15,935	473
Alpha Bank AE	Greece	8,405	254
Anglo Irish Bank Corp. PLC	Ireland	45,000	929
Ardepro Co., Ltd.	Japan	1,172	386
Azimut Holding SPA	Italy	34,250	458
Banca Italease SPA	Italy	1,800	105
Banca Popolare di Milano	Italy	14,343	249
*Banco Espanol de Credito SA	Spain	18,530	410
BNP Paribas	France	1,540	168
China Overseas Land & Investment, Ltd.	Hong Kong	405,000	543
Credit Suisse Group	Switzerland	7,675	537
Erste Bank Der Oesterreichischen Sparkassen AG	Austria	7,405	568

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Fondiaria-Sai SPA	Italy	7,025	336
Hypo Real Estate Holding AG	Germany	3,895	245
IKB Deutsche Industriebank AG	Germany	10,000	390
ING Groep NV	Netherlands	7,470	331
iShares MSCI EAFE Index Fund	United States	3,115	228
Kenedix, Inc.	Japan	70	316
Korean Reinsurance Co.	Korea	15,950	218
Manulife Financial Corp.	Canada	8,870	300
*NorGani Hotels ASA	Norway	14,401	170
Northern Rock PLC	United Kingdom	15,130	349
Piraeus Bank SA	Greece	12,425	401
Swiss Life Holding	Switzerland	1,470	368
*Tag Tegernsee Immobilien Und Beteiligungs AG	Germany	21,360	261
The Toronto-Dominion Bank	Canada	4,930	296
UBS AG	Switzerland	7,410	447
Unicredito Italiano SPA	Italy	53,825	472

Total			11,416

Health Care (1.3%)
CSL, Ltd.	Australia	7,520	388
Daiichi Sankyo Co., Ltd.	Japan	5,600	175
Elekta AB	Sweden	21,235	447
*Neurochem, Inc.	Canada	8,610	185
Nobel Biocare Holding AG	Switzerland	1,900	562
Roche Holding AG	Switzerland	1,885	338
Shire PLC, ADR	United Kingdom	8,290	512
Stada Arzneimittel AG	Germany	7,150	409
Takeda Pharmaceutical Co., Ltd.	Japan	5,200	357
Terumo Corp.	Japan	10,700	421

Total			3,794

Industrials (3.7%)
ABB, Ltd.	Switzerland	35,740	642
*Alstom	France	4,455	603
Assa Abloy AB	Sweden	20,700	451
Atlas Copco AB	Sweden	13,800	464
Cae, Inc.	Canada	47,075	434
Capita Group PLC	United Kingdom	37,305	443
Chiyoda Corp.	Japan	10,000	196
Cia De Concessoes Rodovia	Brazil	37,080	495

Asset Allocation Portfolio

Asset Allocation Portfolio

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Daewoo Shipbuilding & Marine Engineering Co.	Korea	8,560	269
*Deutz AG	Germany	14,390	191
FLSmidth & Co. A/S	Denmark	2,220	141
*Geo ASA	Norway	18,125	167
*Grafton Group PLC	Ireland	27,565	461
Hopewell Holdings	Hong Kong	113,000	397
Intrum Justitia AB	Sweden	5,700	74
Kitz Corp.	Japan	39,000	327
Koninklijke BAM Groep NV	Netherlands	8,610	167
Kuehne & Nagel International AG	Switzerland	4,285	312
Metso Corp.	Finland	9,710	490
Michael Page International PLC	United Kingdom	63,360	561
MTU Aero Engines Holding AG	Germany	9,335	440
PT Berlian Laju Tanker Tbk	Indonesia	1,866,500	361
Sembcorp Marine, Ltd.	Singapore	163,000	361
SGS SA	Switzerland	390	435
*Thielert AG	Germany	7,815	184
Tianjin Development Holdings, Ltd.	Hong Kong	314,000	223
TNT NV	Netherlands	10,650	458
TOPIX ETF	Japan	10,200	146
Vinci SA	France	4,355	556

Total			10,449

Information Technology (2.1%)
Autonomy Corp. PLC	United Kingdom	13,000	130
Cap Gemini SA	France	6,580	413
EVS Broadcast Equipment SA	Belgium	1,620	94
*Gresham Computing PLC	United Kingdom	38,450	111
Hoya Corp.	Japan	11,300	441
*Hynix Semiconductor, Inc.	Korea	7,890	309
Ibiden Co., Ltd.	Japan	9,700	489
Infosys Technologies, Ltd.	India	12,377	628
Kontron AG	Germany	32,311	469
Neopost SA	France	3,880	487
Nippon Electric Glass Co., Ltd.	Japan	17,000	357
Samsung Electronics Co., Ltd.	Korea	325	214

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Star Micronics Co., Ltd.	Japan	22,600	451
*Telechips, Inc.	Korea	8,959	183
Telefonaktiebolaget LM Ericsson	Sweden	106,905	432
*Temenos Group AG	Switzerland	20,530	348
Vtech Holdings, Ltd.	Hong Kong	59,000	366

Total			5,922

Materials (1.3%)
Companhia Vale do Rio Doce, ADR	Brazil	16,100	479
*Crew Minerals ASA	Norway	43,055	77
CRH PLC	Ireland	9,765	407
*Gammon Lake Resources, Inc.	Canada	19,865	324
Imperial Chemical Industries PLC	United Kingdom	44,509	394
K+S AG	Germany	4,985	541
Newcrest Mining, Ltd.	Australia	17,755	369
Sumitomo Titanium Corp.	Japan	3,800	425
*Syngenta AG	Switzerland	2,880	536

Total			3,552

Telecommunications (0.3%)
*Mobilcom AG	Germany	3,145	92
Telenor ASA	Norway	35,930	675

Total			767

Utilities (0.5%)
Cez	Czech Republic	10,115	464
Red Electrica de Espana	Spain	9,580	411
RWE AG	Germany	5,625	620

Total			1,495

Total Foreign Common Stocks (Cost: $37,704)			50,423

Investment Grade Segment (7.9%)

Aerospace/Defense (0.5%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	145,000	141
Boeing Capital Corp., 4.75%, 8/25/08	255,000	253
General Dynamics Corp., 3.00%, 5/15/08	305,000	295
General Dynamics Corp., 4.25%, 5/15/13	50,000	47
L-3 Communications Corp., 6.375%, 10/15/15	155,000	153
Lockheed Martin Corp., 6.15%, 9/1/36	70,000	74
Raytheon Co., 5.50%, 11/15/12	305,000	308

Total		1,271

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	155,000	155

Total		155

Banking (1.0%)
Bank of America Corp., 5.42%, 3/15/17 144A	100,000	99
Bank of America Corp., 5.625%, 10/14/16	150,000	153
Bank of New York, 4.95%, 1/14/11	75,000	74
Bank One Corp., 5.25%, 1/30/13	235,000	233
Barclays Bank PLC, 5.926%, 12/15/16 144A	70,000	71
BB&T Corp., 4.90%, 6/30/17	55,000	52
Citigroup, Inc., 5.85%, 8/2/16	255,000	265
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	40,000	39
Fifth Third Bancorp, 5.45%, 1/15/17	155,000	153
JPMorgan Chase Bank NA, 5.875%, 6/13/16	250,000	257
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	199,000	196
Northern Trust Corp., 5.30%, 8/29/11	45,000	45
State Street Bank and Trust Co., 5.30%, 1/15/16	250,000	247
UnionBanCal Corp., 5.25%, 12/16/13	50,000	49
US Bank NA, 4.80%, 4/15/15	90,000	86
Wachovia Corp., 5.35%, 3/15/11	175,000	175
Wachovia Corp., 5.625%, 10/15/16	90,000	91
Washington Mutual, Inc., 5.00%, 3/22/12	70,000	68
Wells Fargo Bank NA, 5.75%, 5/16/16	185,000	189
Zions Bancorporation, 5.50%, 11/16/15	125,000	123

Total		2,665

Beverage/Bottling (0.2%)
Anheuser-Busch Companies, Inc., 4.375%, 1/15/13	25,000	24
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	30,000	29
Bottling Group LLC, 5.50%, 4/1/16	65,000	65
Constellation Brands, Inc., 7.25%, 9/1/16	155,000	159
Diageo Capital PLC, 4.375%, 5/3/10	45,000	44
PepsiAmericas, Inc., 4.875%, 1/15/15	150,000	144
SABMiller PLC, 6.20%, 7/1/11 144A	155,000	158

Total		623

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	40,000	40

Total		40

Cable/Media/Broadcasting/Satellite (0.7%)
CBS Corp., 5.625%, 5/1/07	1,000,000	1,000
Clear Channel Communications, Inc., 5.50%, 9/15/14	10,000	8

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Clear Channel Communications, Inc., 6.25%, 3/15/11	115,000	112
Comcast Corp., 6.45%, 3/15/37	60,000	60
Comcast Corp., 6.50%, 1/15/17	90,000	94
Historic TW, Inc., 6.625%, 5/15/29	15,000	15
Historic TW, Inc., 7.25%, 10/15/17	20,000	22
News America, Inc., 6.40%, 12/15/35	75,000	75
Rogers Cable, Inc., 5.50%, 3/15/14	120,000	115
TCI Communications, Inc., 8.75%, 8/1/15	60,000	71
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	255,000	262
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	20,000	24
Viacom, Inc., 6.25%, 4/30/16	10,000	10

Total		1,868

Conglomerate/Diversified Manufacturing (0.0%)
Honeywell International, Inc., 5.40%, 3/15/16	30,000	30
United Technologies Corp., 6.35%, 3/1/11	60,000	62

Total		92

Consumer Products (0.2%)
The Clorox Co., 4.20%, 1/15/10	150,000	146
Fortune Brands, Inc., 5.375%, 1/15/16	105,000	100
The Gillette Co., 2.50%, 6/1/08	350,000	336

Total		582

Electric Utilities (1.4%)
Carolina Power & Light, Inc., 6.50%, 7/15/12	20,000	21
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	15,000	15
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	15,000	17
Consolidated Edison Co. of New York, 5.375%, 12/15/15	30,000	30
Consolidated Edison Co. of New York, 5.50%, 9/15/16	35,000	35
Consumer Energy Co., 4.80%, 2/17/09	310,000	305
DTE Energy Co., 7.05%, 6/1/11	380,000	402
Duke Energy Corp., 6.45%, 10/15/32	100,000	107
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	95,000	89
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	53
Florida Power & Light Co., 5.625%, 4/1/34	60,000	59
Florida Power Co., 4.50%, 6/1/10	178,000	173
FPL Group Capital, Inc., 5.551%, 2/16/08	235,000	235
Indiana Michigan Power, 5.05%, 11/15/14	160,000	153
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	64,306	62

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	100,000	97
MidAmerican Energy Holdings Co., 6.125%, 4/1/36	15,000	15
Monongahela Power Co., 5.70%, 3/15/17 144A	45,000	45
Nevada Power Co., 5.875%, 1/15/15	95,000	95
Nevada Power Co., 6.50%, 5/15/18	95,000	98
Northern States Power Co., 5.25%, 10/1/18	15,000	15
Oncor Electric Delivery Co., 6.375%, 1/15/15	55,000	57
Oncor Electric Delivery Co., 7.00%, 9/1/22	55,000	59
Pacific Gas & Electric Co., 6.05%, 3/1/34	60,000	61
PacifiCorp, 5.45%, 9/15/13	240,000	239
PPL Electric Utilities Corp., 4.30%, 6/1/13	125,000	117
PPL Electric Utilities Corp., 5.875%, 8/15/07	40,000	40
PPL Electric Utilities Corp., 6.25%, 8/15/09	10,000	10
PPL Energy Supply LLC, 6.00%, 12/15/36	25,000	24
Progress Energy, Inc., 6.85%, 4/15/12	60,000	64
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	98
Public Service Electric & Gas Co., 5.70%, 12/1/36	95,000	93
Puget Sound Energy, Inc., 3.363%, 6/1/08	115,000	112
Puget Sound Energy, Inc., 6.274%, 3/15/37	60,000	61
Southern California Edison Co., 5.00%, 1/15/16	115,000	111
Southern California Edison Co., 5.55%, 1/15/37	20,000	19
Tampa Electric Co., 6.55%, 5/15/36	30,000	32
Toledo Edison Co. 6.15%, 5/15/37	155,000	153
Virginia Electric & Power Co., 6.00%, 1/15/36	110,000	109
Xcel Energy, Inc., 6.50%, 7/1/36	50,000	53

Total		3,633

Electronics (0.0%)
Cisco Systems, Inc., 5.50%, 2/22/16	15,000	15

Total		15

Food Processors (0.2%)
Kellogg Co., 6.60%, 4/1/11	295,000	309
Kraft Foods, Inc., 5.25%, 10/1/13	30,000	30
Kraft Foods, Inc., 6.25%, 6/1/12	120,000	125

Total		464

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Gaming/Lodging/Leisure (0.0%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	40,000	34
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	95,000	96

Total		130

Gas Pipelines (0.1%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	130,000	125
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	100,000	108
Kinder Morgan Finance, 5.35%, 1/5/11	135,000	132

Total		365

Independent Finance (0.2%)
GMAC LLC, 6.00%, 12/15/11	125,000	124
HSBC Finance Corp., 4.125%, 11/16/09	195,000	190
International Lease Finance Corp., 4.75%, 1/13/12	100,000	97
iStar Financial, Inc., 5.15%, 3/1/12	90,000	88

Total		499

Industrials — Other (0.1%)
KB Home, 7.75%, 2/1/10	95,000	96
Meritage Homes Corp., 6.25%, 3/15/15	90,000	86

Total		182

Information/Data Technology (0.0%)
Seagate Technology HDD Holdings, 6.80%, 10/1/16	95,000	95

Total		95

Machinery (0.0%)
John Deere Capital Corp., 4.50%, 8/25/08	70,000	69

Total		69

Mortgage Banking (0.1%)
Residential Capital Corp., 6.00%, 2/22/11	130,000	130
Residential Capital Corp., 6.50%, 4/17/13	130,000	132

Total		262

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14	45,000	44

Total		44

Oil & Gas Field Machines and Services (0.0%)
Weatherford International, Ltd., 6.50%, 8/1/36	35,000	35

Total		35

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas (0.5%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	55,000	55
Anadarko Petroleum Corp., 6.45%, 9/15/36	10,000	10
Anadarko Petroleum Corp., 7.50%, 5/1/31	60,000	68
Conoco Funding Co., 6.35%, 10/15/11	215,000	226
ConocoPhilips, 5.625%, 10/15/16	30,000	30
Encana Holdings Finance Corp., 5.80%, 5/1/14	60,000	60
Hess Corp., 7.125%, 3/15/33	15,000	16
Nexen, Inc., 5.875%, 3/10/35	100,000	94
Occidental Petroleum, 4.00%, 11/30/07	120,000	119
Occidental Petroleum, 10.125%, 9/15/09	120,000	134
Pemex Project Funding Master Trust, 5.75%, 12/15/15	200,000	199
Petro-Canada, 5.95%, 5/15/35	55,000	52
Pioneer Natural Resource, 6.875%, 5/1/18	110,000	106
Suncoc, Inc., 5.75%, 1/15/17	25,000	24
Talisman Energy, Inc., 5.85%, 2/1/37	123,000	112
Tesoro Corp., 6.25%, 11/1/12	120,000	119
XTO Energy, Inc., 5.30%, 6/30/15	15,000	15

Total		1,439

Other Finance (0.1%)
SLM Corp., 5.45%, 4/25/11	255,000	256

Total		256

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	50,000	48

Total		48

Paper and Forest Products (0.0%)
Weyerhaeuser Co., 7.375%, 3/15/32	120,000	125

Total		125

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11	260,000	246

Total		246

Property and Casualty Insurance (0.3%)
Berkley (WR) Corp., 9.875%, 5/15/08	600,000	634
Berkshire Hathaway Finance, 3.40%, 7/2/07	250,000	248

Total		882

Railroads (0.3%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	240,000	244
Union Pacific Corp., 3.875%, 2/15/09	240,000	233
Union Pacific Corp., 7.375%, 9/15/09	240,000	252

Total		729

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts (0.4%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10	50,000	50
AvalonBay Communities, Inc., 5.50%, 1/15/12	25,000	25
Colonial Realty LP, 6.05%, 9/1/16	20,000	20
Developers Diversified Realty Corp., 5.375%, 10/15/12	80,000	79
Duke Realty LP, 5.95%, 2/15/17	45,000	46
ERP Operating LP, 5.25%, 9/15/14	120,000	119
First Industrial LP, 5.25%, 6/15/09	50,000	50
HRPT Properties Trust, 5.75%, 11/1/15	65,000	65
ProLogis, 5.50%, 3/1/13	115,000	115
ProLogis, 5.75%, 4/1/16	65,000	65
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	220,000	221
Simon Property Group LP, 5.375%, 6/1/11	195,000	195
Simon Property Group LP, 5.60%, 9/1/11	50,000	50
Simon Property Group LP, 6.10%, 5/1/16	95,000	98

Total		1,198

Retail Food and Drug (0.1%)
CVS Corp., 4.875%, 9/15/14	195,000	187
Delhaize America, Inc., 8.125%, 4/15/11	155,000	167

Total		354

Retail Stores (0.5%)
Federated Department Stores, Inc., 5.90%, 12/1/16	30,000	30
Federated Department Stores, Inc., 6.30%, 4/1/09	320,000	325
The Home Depot, Inc., 5.40%, 3/1/16	65,000	64
The Home Depot, Inc., 5.875%, 12/16/36	310,000	304
J.C. Penney Co., Inc., 6.875%, 10/15/15	30,000	31
May Department Stores Co., 6.65%, 7/15/24	15,000	15
Target Corp., 5.40%, 10/1/08	715,000	718

Total		1,487

Security Brokers and Dealers (0.3%)
Credit Suisse USA, Inc., 5.50%, 8/16/11	80,000	81
Credit Suisse USA, Inc., 6.125%, 11/15/11	115,000	119
Goldman Sachs Group, Inc., 5.15%, 1/15/14	190,000	187
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	100,000	101
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	30,000	31

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	80,000	78
Morgan Stanley, 5.375%, 10/15/15	135,000	134
Morgan Stanley, 6.25%, 8/9/26	60,000	63

Total		794

Telecommunications (0.5%)
AT&T Corp., 8.00%, 11/15/31	50,000	62
Cingular Wireless LLC, 7.125%, 12/15/31	130,000	144
Deutsche Telekom International Finance, 5.75%, 3/23/16	95,000	94
Embarq Corp., 6.738%, 6/1/13	50,000	51
Embarq Corp., 7.082%, 6/1/16	50,000	51
Embarq Corp., 7.995%, 6/1/36	30,000	31
France Telecom SA, 8.50%, 3/1/31	55,000	72
Sprint Capital Corp., 6.90%, 5/1/19	90,000	93
Sprint Capital Corp., 8.375%, 3/15/12	185,000	206
Sprint Capital Corp., 8.75%, 3/15/32	30,000	36
Telecom Italia Capital, 4.00%, 1/15/10	130,000	124
Telecom Italia Capital, 6.20%, 7/18/11	100,000	101
Verizon Communications, Inc., 5.55%, 2/15/16	70,000	70
Verizon Global Funding Corp., 5.85%, 9/15/35	80,000	77
Vodafone Group PLC, 5.50%, 6/15/11	160,000	160

Total		1,372

Tobacco (0.0%)
Reynolds America, Inc., 7.625%, 6/1/16	80,000	85

Total		85

Vehicle Parts (0.0%)
Johnson Controls, Inc., 5.50%, 1/15/16	60,000	59
Johnson Controls, Inc., 6.00%, 1/15/36	30,000	29

Total		88

Yankee Sovereign (0.0%)
United Mexican States, 5.625%, 1/15/17	110,000	110

Total		110

Total Investment Grade Segment (Cost: $22,487)		22,302

Governments (4.5%)	Shares/ $ Par	Value $ (000’s)

Governments (4.5%)
Housing & Urban Development, 6.08%, 8/1/13	100,000	104
Overseas Private Investment, 4.10%, 11/15/14	100,080	96
(c)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	1,000,000	792
US Treasury, 3.125%, 5/15/07	25,000	25
US Treasury, 4.50%, 11/30/11	505,000	501
US Treasury, 4.50%, 2/15/36	2,078,000	1,976
US Treasury, 4.625%, 9/30/08	2,862,000	2,852
US Treasury, 4.625%, 11/15/16	1,069,000	1,062
US Treasury, 4.875%, 5/31/08	1,397,000	1,396
US Treasury, 4.875%, 10/31/08	640,000	640
US Treasury, 4.875%, 8/15/16	1,206,000	1,220
US Treasury, 5.125%, 5/15/16	1,301,000	1,340
US Treasury Inflation Index Bond, 2.00%, 1/15/16	610,368	589

Total Governments (Cost: $12,635)		12,593

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products (12.6%)
AEP Texas Central Transition Funding, 5.306%, 7/1/20	1,183,000	1,177
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.482%, 2/14/43 IO	6,261,192	212
Banc of America Mortgage Securities, 4.657%, 8/25/34	288,000	284
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.511%, 6/25/34	645,000	629
Capital Auto Receivables Trust, Series 2006-2, Class A1, 5.34%, 12/15/07	148,000	148
Capital One Auto Finance Trust, 5.31%, 5/15/09	361,267	361
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	140,000	139
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	272,051	267
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	334,723	331
Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.37%, 10/8/07 144A	257,719	258
Fannie Mae Whole Loan, 6.25%, 5/25/42	505,389	511
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	151,662	143
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	225,806	218
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	504,350	486

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	350,279	345
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	48,550	48
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	180,013	177
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	189,523	186
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	1,100,668	1,062
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	1,963,200	1,896
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	64,746	65
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	183,751	184
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	34,858	35
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	252,794	253
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	147,079	145
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	427,237	422
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	54,476	56
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	121,341	123
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, 5.651%, 4/25/16	556,845	564
Federal Home Loan Mortgage Corp. TBA, 5.50%, 1/1/37	1,968,000	1,947
Federal Home Loan Mortgage Corp. TBA, 6.00%, 1/1/37	2,191,000	2,208
Federal Home Loan Mortgage Corp. TBA, 6.50%, 1/1/37	1,520,000	1,548
Federal National Mortgage Association, 4.50%, 6/1/19	440,335	425
Federal National Mortgage Association, 4.50%, 12/1/19	51,055	49
Federal National Mortgage Association, 4.50%, 7/1/20	275,114	265
Federal National Mortgage Association, 5.00%, 3/1/20	203,989	201
Federal National Mortgage Association, 5.00%, 4/1/20	86,210	85
Federal National Mortgage Association, 5.00%, 5/1/20	352,962	347
Federal National Mortgage Association, 5.00%, 11/1/34	1,082,761	1,047
Federal National Mortgage Association, 5.00%, 4/1/35	171,925	166
Federal National Mortgage Association, 5.00%, 7/1/35	474,500	458
Federal National Mortgage Association, 5.00%, 10/1/35	86,991	84

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.17%, 1/1/16	215,455	214
Federal National Mortgage Association, 5.285%, 4/1/16	589,295	593
Federal National Mortgage Association, 5.32%, 4/1/14	140,145	141
Federal National Mortgage Association, 5.50%, 10/1/34	602,796	596
Federal National Mortgage Association, 5.50%, 3/1/35	207,837	206
Federal National Mortgage Association, 5.50%, 7/1/35	77,928	77
Federal National Mortgage Association, 5.50%, 8/1/35	137,485	136
Federal National Mortgage Association, 5.50%, 9/1/35	1,338,937	1,323
Federal National Mortgage Association, 5.50%, 10/1/35	1,431,533	1,415
Federal National Mortgage Association, 5.50%, 11/1/35	1,034,827	1,023
Federal National Mortgage Association, 6.00%, 10/1/34	593,734	598
Federal National Mortgage Association, 6.00%, 11/1/34	442,772	446
Federal National Mortgage Association, 6.00%, 5/1/35	24,310	24
Federal National Mortgage Association, 6.00%, 6/1/35	4,359	4
Federal National Mortgage Association, 6.00%, 7/1/35	227,788	229
Federal National Mortgage Association, 6.00%, 8/1/35	75,841	76
Federal National Mortgage Association, 6.00%, 10/1/35	201,359	203
Federal National Mortgage Association, 6.00%, 11/1/35	390,947	394
Federal National Mortgage Association, 6.00%, 9/1/36	292,143	294
Federal National Mortgage Association, 6.50%, 11/1/35	169,335	172
Federal National Mortgage Association, 6.50%, 12/1/35	281,872	287
Federal National Mortgage Association, 6.50%, 4/1/36	101,900	104
Federal National Mortgage Association—Aces, Series 2006-M1, Class B, 5.355%, 2/25/16	555,000	553
Federal National Mortgage Association, TBA, 6.00%, 1/1/37	695,000	700
Final Maturity Amortizing Notes, 4.45%, 8/25/12	477,957	461
First Horizon Alternative Mortgage Securities Trust, Series 2004-FA1, 6.25%, 10/25/34	268,258	270
First Union-Lehman Brothers Commercial Mortgage Trust II, Commerical Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/29	145,000	148

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Freddie Mac, 4.50%, 10/15/33	124,110	120
Greenwich Capital Commercial Funding Corp, Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	223,000	223
Honda Auto Receivables Owner Trust, 2.77%, 11/21/08	119,020	119
Honda Auto Receivables Owner Trust, 3.53%, 10/21/08	277,568	276
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	102,636	107
Wachovia Auto Loan Owner Trust, 5.35%, 5/20/10 144A	1,810,000	1,810
Washington Mutual Asset Securities Corp., 3.83%, 1/25/35 144A	367,995	355
Washington Mutual Asset Securities Corp., 4.062%, 10/25/33	144,000	141
Wells Fargo Mortgage Backed Securities, 4.00%, 8/25/34	437,000	425
World Omni Auto Receivables Trust, 5.374%, 10/15/07	591,499	592
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	997,000	994

Total Structured Products (Cost: $35,550)		35,404

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	35,000	36
L-3 Communications Corp., 7.625%, 6/15/12	135,000	140

Total		176

Autos/Vehicle Parts (0.3%)
Arvinmeritor, Inc., 8.75%, 3/1/12	26,000	27
Ford Motor Credit Co., 7.375%, 2/1/11	45,000	45
Ford Motor Credit Co., 8.00%, 12/15/16	150,000	147
Ford Motor Credit Co., 8.625%, 11/1/10	55,000	57
Ford Motor Credit Co., 9.875%, 8/10/11	200,000	213
General Motors Corp., 8.375%, 7/15/33	60,000	56
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11 144A	45,000	46
Lear Corp., 8.50%, 12/1/13 144A	50,000	49
Lear Corp., 8.75%, 12/1/16 144A	99,000	96
TRW Automotive, Inc., 9.375%, 2/15/13	30,000	32
Visteon Corp., 8.25%, 8/1/10	35,000	34

Total		802

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (0.7%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	119,000	107
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	50,000	43
Arch Western Finance LLC, 6.75%, 7/1/13	85,000	84
BCP Caylux Holding, 9.625%, 6/15/14	43,000	48
Berry Plastics Holding Corp., 8.875%, 9/15/14 144A	40,000	41
Bowater Canada Finance, 7.95%, 11/15/11	50,000	49
Cascades, Inc., 7.25%, 2/15/13	35,000	35
Crown Americas, Inc., 7.625%, 11/15/13	71,000	73
Crown Americas, Inc., 7.75%, 11/15/15	50,000	52
Equistar Chemicals LP, 8.75%, 2/15/09	70,000	73
Equistar Chemicals LP, 10.625%, 5/1/11	115,000	122
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	115,000	123
Georgia Gulf Corp., 9.50%, 10/15/14 144A	70,000	68
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	137,000	137
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	87,000	87
Georgia-Pacific Corp., 8.125%, 5/15/11	55,000	58
Graphic Packaging International Corp., 9.50%, 8/15/13	65,000	69
Hexion US Finance Corp., 9.75%, 11/15/14 144A	145,000	147
Huntsman LLC, 11.50%, 7/15/12	50,000	56
Invista, 9.25%, 5/1/12 144A	55,000	59
Lyondell Chemical Co., 8.00%, 9/15/14	115,000	119
Massey Energy Co., 6.875%, 12/15/13	80,000	75
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	35,000	35
Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	40,000	40
Mosaic Global Holdings, Inc., 7.375%, 12/1/14 144A	25,000	26
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	25,000	26
Norampac, Inc., 6.75%, 6/1/13	45,000	44
Novelis, Inc., 7.25%, 2/15/15 144A	47,000	45
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	66,000	64
Owens-Brockway Glass Container, Inc., 7.75%, 5/15/11	115,000	118
Peabody Energy Corp., 7.375%, 11/1/16	70,000	75
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	73,000	78
Smurfit-Stone Container, 8.375%, 7/1/12	70,000	69

Total		2,345

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Builders/Building Materials (0.1%)
Beazer Homes USA, Inc., 6.50%, 11/15/13	39,000	38
Beazer Homes USA, Inc., 6.875%, 7/15/15	16,000	16
K. Hovnanian Enterprises, 7.75%, 5/15/13	105,000	105
KB Home, 7.75%, 2/1/10	60,000	61
Standard Pacific Corp., 6.50%, 8/15/10	95,000	93
Technical Olympic USA, Inc., 8.25%, 4/1/11 144A	40,000	39
Technical Olympic USA, Inc., 9.00%, 7/1/10	50,000	49

Total		401

Capital Goods (0.1%)
Amsted Industries, Inc., 10.25%, 10/15/11 144A	25,000	27
Case New Holland, Inc., 9.25%, 8/1/11	112,000	119
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	47
Terex Corp., 7.375%, 1/15/14	45,000	46
United Rentals North America, Inc., 6.50%, 2/15/12	165,000	162

Total		401

Consumer Products/Retailing (0.5%)
Albertson’s, Inc., 7.50%, 2/15/11	95,000	99
Delhaize America, Inc., 8.125%, 4/15/11	90,000	97
Education Management LLC, 10.25%, 6/1/16 144A	85,000	90
GSC Holdings Corp., 8.00%, 10/1/12	80,000	84
Jostens IH Corp., 7.625%, 10/1/12	52,000	53
Levi Strauss & Co., 10.122%, 4/1/12	60,000	62
Michaels Stores, Inc., 10.00%, 11/1/14 144A	60,000	62
Oxford Industries, Inc., 8.875%, 6/1/11	118,000	121
Phillips Van Heusen Corp., 7.25%, 2/15/11	37,000	38
Phillips Van Heusen Corp., 8.125%, 5/1/13	50,000	53
Rent-A-Center, 7.50%, 5/1/10	41,000	41
Rite Aid Corp., 8.125%, 5/1/10	100,000	102
Sally Holdings LLC, 9.25% 11/15/14 144A	60,000	61
Sally Holdings LLC, 10.50%, 11/15/16 144A	64,000	65
Simmons Bedding Co., 7.875%, 1/15/14	75,000	76
SUPERVALU, Inc., 7.50%, 11/15/14	80,000	83
United Auto Group, Inc., 7.75%, 12/15/16 144A	50,000	50
Warnaco, Inc., 8.875%, 6/15/13	50,000	53

Total		1,290

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Energy (0.8%)
AmeriGas Partners LP, 7.25%, 5/20/15	55,000	56
Basic Energy Services, Inc., 7.125%, 4/15/16	45,000	44
Chesapeake Energy Corp., 6.375%, 6/15/15	58,000	57
Chesapeake Energy Corp., 6.625%, 1/15/06	99,000	98
Chesapeake Energy Corp., 7.50%, 9/15/13	45,000	47
Chesapeake Energy Corp., 7.625%, 7/15/13	50,000	53
Colorado Interstate Gas, 6.80%, 11/15/15	125,000	130
Complete Production Services, Inc., 8.00%, 12/15/16 144A	60,000	62
Denbury Resources, Inc., 7.50%, 12/15/15	30,000	31
El Paso Performance-Linked Trust, 7.75%, 7/15/11 144A	75,000	79
El Paso Production Holding, 7.75%, 6/1/13	125,000	131
Hanover Compressor Co., 7.50%, 4/15/13	11,000	11
Hanover Compressor Co., 9.00%, 6/1/14	50,000	54
Kinder Morgan Finance Co., ULC, 5.70%, 1/5/16	100,000	92
Kinder Morgan Finance, 5.35%, 1/5/11	65,000	63
Newfield Exploration Co., 6.625%, 9/1/14	15,000	15
Newfield Exploration Co., 6.625%, 4/15/16	65,000	65
OPTI Canada, Inc., 8.25%, 12/15/14 144A	75,000	77
Petrohawk Energy Corp., 9.125%, 7/15/13	113,000	119
Pioneer Natural Resource Co., 5.875%, 7/15/16	45,000	41
Pogo Producing Co., 7.875%, 5/1/13	51,000	52
Range Resources Corp., 6.375%, 3/15/15	72,000	70
Range Resources Corp., 7.50%, 5/15/16	15,000	15
Regency Energy Partners LP/Regency Energy Finance Corp., 8.375%, 12/15/13 144A	50,000	50
SESI LLC, 6.875%, 6/1/14	85,000	85
Sonat, Inc., 7.625%, 7/15/11	75,000	80
Tesoro Corp., 6.625%, 11/1/15	80,000	79
Whiting Petroleum Corp., 7.25%, 5/1/13	83,000	83
Williams Companies, Inc., 6.375%, 10/1/10 144A	270,000	271
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17 - 144A	40,000	41

Total		2,151

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Financials (0.2%)
Crum and Forster Holding Corp., 10.375%, 6/15/13	30,000	32
E*Trade Financial Corp., 7.875%, 12/1/15	90,000	96
General Motors Acceptance Corp. LLC, 6.875%, 9/15/11	220,000	226
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	110,000	115
LaBranche & Co., Inc., 9.50%, 5/15/09	25,000	26
LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	41
Residential Capital Corp., 7.204%, 4/17/09 144A	95,000	96
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	60,000	62

Total		694

Foods (0.2%)
B&G Foods, Inc., 8.00%, 10/1/11	58,000	59
Dole Foods Co., 8.625%, 5/1/09	60,000	60
Gold Kist, Inc., 10.25%, 3/15/14	39,000	45
Land O Lakes, Inc., 9.00%, 12/15/10	42,000	45
Reynolds America, Inc., 7.25%, 6/1/13	125,000	129
Reynolds America, Inc., 7.625%, 6/1/19	85,000	89
Smithfield Foods, Inc., 7.75%, 5/15/13	50,000	52

Total		479

Gaming/Leisure/Lodging (0.7%)
AMC Entertainment, Inc., 9.50%, 2/1/11	30,000	30
AMC Entertainment, Inc., 11.00%, 2/1/16	54,000	61
American Casino & Entertainment, 7.85%, 2/1/12	60,000	61
Boyd Gaming Corp., 7.75%, 12/15/12	100,000	103
Buffalo Thunder Development Authority, 9.375%, 12/15/14 144A	25,000	25
Corrections Corp. of America, 6.25%, 3/15/13	96,000	95
Felcor Lodging LP, 8.50%, 6/1/11	83,000	88
Hertz Corp., 8.875%, 1/1/14 144A	95,000	100
Host Hotels & Resorts LP, 6.875%, 11/1/14 144A	23,000	23
Host Marriot LP, 7.125%, 11/1/13	210,000	214
Mandalay Resort Group, 9.375%, 2/15/10	50,000	54
MGM Mirage, Inc., 6.375%, 12/15/11	75,000	75
MGM Mirage, Inc., 6.75%, 9/1/12	50,000	49
MGM Mirage, Inc., 8.375%, 2/1/11	75,000	78
MGM Mirage, Inc., 8.50%, 9/15/10	95,000	102
Park Place Entertainment Corp., 8.125%, 5/15/11	100,000	105
Pokagon Gaming Authority, 10.375%, 6/15/14 144A	28,000	31
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	65,000	66

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Starwood Hotels & Resorts, 7.875%, 5/1/12	55,000	58
Station Casinos, Inc., 6.00%, 4/1/12	35,000	33
Station Casinos, Inc., 6.625%, 3/15/18	45,000	39
Station Casinos, Inc., 6.875%, 3/1/16	45,000	40
Tropicana Entertainment, 9.625%, 12/15/14 144A	125,000	124
Universal City Development Corp., 11.75%, 4/1/10	44,000	47
Universal City Florida, 8.375%, 5/1/10	33,000	34
Wynn Las Vegas LLC, 6.625%, 12/1/14	155,000	154

Total		1,889

Healthcare/Pharmaceuticals (0.4%)
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	30,000	31
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	30,000	31
HCA Inc., 8.75%, 9/1/10	35,000	36
HCA, Inc., 9.125%, 11/15/14 144A	58,000	62
HCA, Inc., 9.25%, 11/15/16 144A	233,000	249
(c)HCA, Inc., 9.625%, 11/15/16 144A	87,000	94
Iasis Healthcare Corp., 8.75%, 6/15/14	79,000	80
OMEGA Healthcare Investors, Inc., 7.00%, 4/1/14	50,000	50
OMEGA Healthcare Investors, Inc., 7.00%, 1/15/16	20,000	20
Omnicare, Inc., 6.75%, 12/15/13	60,000	59
Senior Housing Properties Trust, 8.625%, 1/15/12	45,000	49
Service Corp. International, 6.75%, 4/1/16	60,000	60
Service Corp. International, 7.375%, 10/1/14	15,000	16
Tenet Healthcare Corp., 6.375%, 12/1/11	85,000	78
US Oncology, Inc., 9.00%, 8/15/12	60,000	63
Vanguard Health Holding II, 9.00%, 10/1/14	85,000	86
Ventas Realty LP/Capital Corp., 6.50%, 6/1/16	25,000	26
Ventas Realty LP/Capital Corp., 6.75%, 6/1/10	40,000	41
Ventas Realty LP/Capital Corp., 9.00%, 5/1/12	50,000	57

Total		1,188

Media (0.8%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	125,000	130
Charter Communications Holdings LLC, 11.00%, 10/1/15	60,000	62
Clear Channel Communications, Inc., 6.25%, 3/15/11	65,000	63
CSC Holdings, Inc., 7.625%, 4/1/11	150,000	153
CSC Holdings, Inc., 7.875%, 2/15/18	60,000	60

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Media continued
CSC Holdings, Inc., 8.125%, 7/15/09	60,000	62
CSC Holdings, Inc., 8.125%, 8/15/09	30,000	31
The DIRECTV Group, Inc., 6.375%, 6/15/15	30,000	29
Echostar DBS Corp., 6.375%, 10/1/11	160,000	159
Echostar DBS Corp., 7.00%, 10/1/13	50,000	50
EchoStar DBS Corp., 7.125%, 2/1/16	30,000	30
Idearc, Inc., 8.00%, 11/15/16 144A	261,000	265
Intelsat Bermuada, Ltd., 8.50%, 1/15/13	60,000	61
Intelsat Bermuada, Ltd., 11.25%, 6/15/16 144A	51,000	56
Intelsat Bermuada, Ltd., 11.354%, 6/15/13 144A	65,000	68
Kabel Deutschland GMBH, 10.625%, 7/1/14	60,000	67
Lamar Media Corp., 6.625%, 8/15/15	75,000	74
LIN Television Corp., 6.50%, 5/15/13	90,000	86
Mediacom Broadband LLC/Corp., 8.50%, 10/15/15	55,000	56
Mediacom Broadband LLC/Corp., 8.50%, 10/15/15 144A	30,000	30
Mediacom LLC/Capital Corp., 7.875%, 2/15/11	30,000	30
Primedia, Inc., 8.00%, 5/15/13	30,000	29
Quebecor World Corp., 9.75%, 1/15/15 144A	65,000	65
R.H. Donnelley Corp., 6.875%, 1/15/13	280,000	269
R.H. Donnelley Corp., 8.875%, 1/15/16	35,000	37
Rogers Cable, Inc., 6.25%, 6/15/13	55,000	55
Rogers Cable, Inc., 7.875%, 5/1/12	50,000	54
Sinclair Broadcast Group, 8.00%, 3/15/12	88,000	91
Videotron Ltee, 6.375%, 12/15/15	25,000	24

Total		2,246

Real Estate (0.1%)
American Real Estate Partners LP, 7.125%, 2/15/13	20,000	20
The Rouse Co., 7.20%, 9/15/12	85,000	87
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	76,000	76
Trustreet Properties, Inc., 7.50%, 4/1/15	50,000	54

Total		237

Services (0.2%)
Allied Waste North America, 6.375%, 4/15/11	135,000	133
Allied Waste North America, 6.50%, 11/15/10	70,000	70
Allied Waste North America, 7.25%, 3/15/15	70,000	70
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	40,000	43
Rental Service Corp., 9.50%, 12/1/14 144A	63,000	65

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Services continued
WCA Waste Corp., 9.25%, 6/15/14	65,000	68
West Corp., 9.50%, 10/15/14 144A	57,000	57

Total		506

Structured Product (0.4%)
Dow Jones Credit Derivative High Yield, 7.375%, 6/29/11 144A	1,000,000	1,026
Dow Jones Credit Derivative High Yield, 8.25%, 12/29/10	160,000	165

Total		1,191

Technology (0.3%)
Flextronics International, Ltd., 6.50%, 5/15/13	75,000	74
Freescale Semiconductor, Inc., 8.875%, 12/15/14 144A	100,000	100
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14 144A	99,000	98
Freescale Semiconductor, Inc., 10.125%, 12/15/16 144A	25,000	25
Nortel Networks, Ltd., 10.75%, 7/15/16 144A	35,000	38
NXP BV, 7.875%, 10/15/14 144A	80,000	83
NXP BV, 9.50%, 10/15/15 144A	35,000	36
Sanmina Corp., 8.125%, 3/1/16	35,000	34
Stats Chippac, Inc., 6.75%, 11/15/11	43,000	42
Sungard Data Systems, Inc., 9.125%, 8/15/13	95,000	100
TDS Investor Corp., 9.875%, 9/1/14 144A	10,000	10
TDS Investor Corp., 11.875, 9/1/16 144A	65,000	67
Xerox Corp., 7.20%, 4/1/16	47,000	50
Xerox Corp., 7.625%, 6/15/13	115,000	120

Total		877

Telecommunications (0.4%)
American Tower Corp., 7.125%, 10/15/12	85,000	87
Citizens Communications, 9.25%, 5/15/11	215,000	238
Nextel Communications, Inc., 6.875%, 10/31/13	80,000	81
Qwest Capital Funding, Inc., 7.90%, 8/15/10	65,000	68
Qwest Communications International, Inc., 7.50%, 11/1/08	25,000	25
Qwest Corp., 7.50%, 10/1/14	16,000	17
Qwest Corp., 7.875%, 9/1/11	217,000	231
Rogers Wireless, Inc., 6.375%, 3/1/14	45,000	46
Rogers Wireless, Inc., 7.25%, 12/15/12	48,000	51
Rogers Wireless, Inc., 8.00%, 12/15/12	74,000	79
Windstream Corp., 8.125%, 8/1/13 144A	85,000	92
Windstream Corp., 8.625%, 8/1/16 144A	85,000	93

Total		1,108

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Transportation (0.2%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	67,000	72
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	50,000	54
Kansas City Southern de Mexico SA de CV, 7.625%, 12/1/13 144A	35,000	35
OMI Corp., 7.625%, 12/1/13	84,000	86
Ship Finance International, Ltd., 8.50%, 12/15/13	40,000	40
Stena AB, 7.50%, 11/1/13	140,000	138

Total		425

Utilities (0.4%)
The AES Corp., 8.75%, 5/15/13 144A	130,000	139
The AES Corp., 9.375%, 9/15/10	55,000	60
Aquila, Inc., 9.95%, 2/1/11	6,000	7
CMS Energy Corp., 7.75%, 8/1/10	90,000	95
Dynegy Holdings, Inc., 8.375%, 5/1/16	65,000	68
Edison Mission Energy, 7.73%, 6/15/09	200,000	207
Midwest Generation LLC, 8.75%, 5/1/34	60,000	65
Nevada Power Co., 8.25%, 6/1/11	65,000	71
NRG Energy, Inc., 7.25%, 2/1/14	125,000	126
NRG Energy, Inc., 7.375%, 2/1/16	30,000	30
NRG Energy, Inc., 7.375%, 1/15/17	191,000	191
PSEG Energy Holdings LLC, 8.50%, 6/15/11	22,000	24
Sierra Pacific Resources, 8.625%, 3/15/14	27,000	29
Teco Energy, Inc., 6.75%, 5/1/15	40,000	42

Total		1,154

Total Below Investment Grade Segment (Cost: $19,190)		19,560

Money Market Investments (16.1%)	Shares/ $ Par	Value $ (000’s)

Federal Government and Agencies (15.0%)
(b)Federal Home Loan Bank, 5.14%, 1/10/07	27,200,000	27,165
Federal Home Loan Bank, 5.192%, 1/19/07	11,400,000	11,370
Federal Home Loan Bank, 5.20%, 1/19/07	2,800,000	2,793
Freddie Mac Discount., 5.13%, 3/23/07	1,000,000	989

Total		42,317

Short Term Business Credit (1.1%)
Old Line Funding Corp., 5.30%, 1/10/07	3,000,000	2,996

Total		2,996

Total Money Market Investments (Cost: $45,313)		45,313

Total Investments (102.0%) (Cost $256,620)(a)		287,497

Other Assets, Less Liabilities (-2.0%)		(5,634)

Net Assets (100.0%)		281,863

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $9,244, representing 3.28% of the net assets.

IO — Interest Only Security

Asset Allocation Portfolio

Asset Allocation Portfolio

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $256,977 and the net unrealized appreciation of investments based on that cost was $30,520 which is comprised of $33,246 aggregate gross unrealized appreciation and $2,726 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US 5 Year Note (CBT) Commodity (Short)	9	3/07	$(6)
(Total Notional Value at December 31, 2006, $952)
S&P 500 Index Futures (Long)	44	3/07	$14
(Total Notional Value at December 31, 2006, $15,699)
US Ten Year Treasury Note (Short)	9	3/07	$(13)
(Total Notional Value at December 31, 2006, $980)

(c)	PIK — Payment in Kind

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk.	Achieve consistent returns and low volatility by allocating assets across three market sectors.	$2.9 billion

The Balanced Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk. The Portfolio seeks to achieve this objective by investing in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. Management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

During 2006, the Balanced Portfolio differed from the Asset Allocation Portfolio in several ways. It is limited to investing in just three asset classes, while the Asset Allocation Portfolio utilized six categories of assets. The equity portion of the Balanced Portfolio was indexed, while the equities in the Asset Allocation Portfolio were actively managed. The Balanced Portfolio was therefore designed to be a lower risk portfolio, with less volatility than the Asset Allocation Portfolio. Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indices: the S&P 500® Index for stocks, Citigroup U.S. Broad Investment Grade “BIG” Bond Index for bonds, and the Merrill Lynch Three-Month U.S. Treasury Bill “T-Bill” Index for short-term investments.

The Balanced Portfolio’s return for the year ended December 31, 2006, reflected a blend of stock and bond performance. The Portfolio’s total return of 10.42% compares with the 15.79%, 4.33%, and 4.85% returns of the S&P 500®, Citigroup BIG, and the Merrill Lynch T-Bill Indices, respectively. (These indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio slightly trailed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, which had an average return of 10.88%.

Looking at the broad market in 2006, stocks enjoyed solid returns, as measured by the S&P 500® Index, thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while mid- and small-cap stocks returned 10.32% and 15.12%, respectively, as measured by the S&P MidCap 400® and S&P SmallCap 600® Indices. Looking at returns by style, value stocks generally outperformed growth stocks by a wide margin in 2006.

The Balanced Portfolio’s slight underperformance relative to its peer group can be attributed to the fact that the Portfolio did not hold foreign stocks, which outperformed U.S. equities in 2006. For the year, the MSCI EAFE (Europe, Australasia, and Far East) Index returned 26.86% in dollar terms. In contrast, the Portfolio’s stocks reflect the performance of large-cap U.S. equities.

In terms of fixed income performance, bonds, as measured by the Citigroup BIG Index, enjoyed a seventh consecutive year of positive returns in 2006, as economic growth, energy prices, and inflation all moderated. However, interest rates edged up, negatively impacting bond returns. Looking at the rate environment, a long series of rate increases by the Federal Reserve pushed yields on the shortest term investments above those on longer term notes and bonds. As of December 31, 2006, the yield on the three-month Treasury Bill was 5.01%. By comparison, the yields on two-, 10-, and 30-year Treasury securities were 4.82%, 4.71%, and 4.81%, respectively.

Over the course of 2006, we made small adjustments to the Portfolio’s asset mix where we saw opportunities to enhance performance. This strategy had us systematically adjusting the Portfolio as stock and bond performance fluctuated. For example, we trimmed our stock position on strength in the first quarter and bought on weakness in the second. We took profits out of our stock holdings again in the third and fourth quarters as stocks rallied. It is important to remember we are talking about small trades intended to add value on the margin, rather than wholesale moves between asset classes.

Looking ahead to 2007, we are generally positive on financial markets in an environment of modest growth and inflation. Similar economic conditions in the past have allowed for positive returns from both asset classes. However, at a time when many major stock indices are at record highs and bonds have been on a long winning streak, no asset class looks particularly cheap to us. In this environment, investors should consider a prudent, diversified approach to investing that includes exposure to both stocks and bonds based on their investment goals and risk tolerances.

Balanced Portfolio

Balanced Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Balanced Portfolio	10.42%	6.13%	7.66%
Citigroup U.S. Broad Investment Grade Bond Index	4.33%	5.10%	6.26%
Merrill Lynch 3-Month T-Bill Index	4.85%	2.43%	3.80%
S&P 500 Index	15.79%	6.19%	8.42%
Mixed-Asset Target Alloc Moderate Funds Lipper Average	10.88%	6.48%	7.34%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

The Merrill Lynch 3-month T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected. The inception date of the index is December 31, 1997.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Portfolio changed its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Mixed-Asset Target Alloc Moderate Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that by portfolio practice maintains a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and other cash equivalents. Source: Lipper, Inc.

Lipper Analytical Services, Inc revised their benchmark categories during 2006 and have changed the Portfolio’s benchmark from the Flexible Portfolio Funds Lipper Average to the Mixed-Asset Target Alloc Moderate Funds Lipper Average.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

No investment can guarantee a profit or protect against a loss.

Balanced Portfolio

Balanced Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,090.10	$1.57
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Portfolio

Balanced Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.7%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A		2,565,000	2,496
Boeing Capital Corp., 4.75%, 8/25/08		3,359,000	3,333
General Dynamics Corp., 3.00%, 5/15/08		6,398,000	6,196
General Dynamics Corp., 4.25%, 5/15/13		890,000	841
L-3 Communications Corp., 6.375%, 10/15/15		2,670,000	2,643
Lockheed Martin Corp., 6.15%, 9/1/36		1,720,000	1,807
Raytheon Co., 5.50%, 11/15/12		4,584,000	4,613

Total			21,929

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09		2,590,000	2,594

Total			2,594

Banking (1.9%)
Bank of America Corp., 5.42%, 3/15/17 144A		2,800,000	2,759
Bank of America Corp., 5.625%, 10/14/16		2,680,000	2,729
Bank of New York Co., Inc., 4.95%, 1/14/11		1,550,000	1,535
Bank One Corp., 5.25%, 1/30/13		4,480,000	4,442
Barclays Bank PLC, 5.926%, 12/15/16 144A		1,230,000	1,245
BB&T Corp., 4.90%, 6/30/17		975,000	922
Citigroup, Inc., 5.85%, 8/2/16		4,700,000	4,859
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A		670,000	658
Fifth Third Bancorp, 5.45%, 1/15/17		2,625,000	2,595
Goldman Sachs Group, Inc., 5.75%, 10/1/16		1,000,000	1,016
JPMorgan Chase Bank NA, 5.875%, 6/13/16		5,255,000	5,396
M&I Marshall & Ilsley Bank, 5.30%, 9/8/11		2,480,000	2,481
Mellon Bank NA, 5.45%, 4/1/16		1,640,000	1,635

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Banking continued
National Australia Bank, Ltd., 4.80%, 4/6/10 144A		4,208,000	4,147
National City Bank, 5.25%, 12/15/16 144A		615,000	602
Northern Trust Corp., 5.30%, 8/29/11		795,000	798
State Street Bank and Trust Co., 5.30%, 1/15/16		1,780,000	1,762
UnionBanCal Corp., 5.25%, 12/16/13		810,000	795
US Bank NA, 4.80%, 4/15/15		2,680,000	2,566
Wachovia Corp., 5.35%, 3/15/11		3,080,000	3,089
Wachovia Corp., 5.625%, 10/15/16		1,610,000	1,624
Washington Mutual Bank, 5.95%, 5/20/13		1,690,000	1,718
Wells Fargo Bank NA, 5.75%, 5/16/16		3,210,000	3,288
Zions Bancorporation, 5.50%, 11/16/15		2,290,000	2,253

Total			54,914

Beverage/Bottling (0.4%)
Anheuser-Busch Companies, Inc., 4.375%, 1/15/13		1,000,000	948
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36		515,000	494
Bottling Group LLC, 5.50%, 4/1/16		1,120,000	1,116
Constellation Brands, Inc., 7.25%, 9/1/16		1,570,000	1,613
Diageo Capital PLC, 4.375%, 5/3/10		1,578,000	1,535
PepsiAmericas, Inc., 4.875%, 1/15/15		2,175,000	2,082
SABMiller PLC, 6.20%, 7/1/11 144A		2,595,000	2,656

Total			10,444

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16		810,000	818

Total			818

Cable/Media/Broadcasting/Satellite (1.0%)
CBS Corp., 5.625%, 5/1/07		11,400,000	11,405

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Clear Channel Communications, Inc., 5.50%, 9/15/14		205,000	173
Clear Channel Communications, Inc., 6.25%, 3/15/11		3,275,000	3,183
Comcast Corp., 6.45%, 3/15/37		1,065,000	1,066
Comcast Corp., 6.50%, 1/15/17		1,685,000	1,758
Historic TW, Inc., 6.625%, 5/15/29		215,000	218
News America, Inc., 6.40%, 12/15/35		1,375,000	1,366
Rogers Cable, Inc., 5.50%, 3/15/14		2,235,000	2,137
TCI Communications, Inc., 8.75%, 8/1/15		1,030,000	1,218
Time Warner Companies, Inc., 7.25%, 10/15/17		1,405,000	1,535
Time Warner Entertainment Co. LP, 7.25%, 9/1/08		5,435,000	5,588
Time Warner Entertainment Co. LP, 8.375%, 7/15/33		250,000	302
Viacom, Inc., 6.25%, 4/30/16		225,000	223

Total			30,172

Conglomerate/Diversified Manufacturing (0.1%)
Honeywell International, Inc., 5.40%, 3/15/16		515,000	515
United Technologies Corp., 6.35%, 3/1/11		1,120,000	1,165

Total			1,680

Consumer Products (0.3%)
The Clorox Co., 4.20%, 1/15/10		3,365,000	3,264
Fortune Brands, Inc., 5.375%, 1/15/16		2,045,000	1,939
The Gillette Co., 2.50%, 6/1/08		5,000,000	4,808

Total			10,011

Electric Utilities (2.3%)
Carolina Power & Light, Inc., 6.50%, 7/15/12		415,000	435
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13		260,000	262
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33		270,000	299

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Consolidated Edison Co. of New York, 5.375%, 12/15/15		560,000	556
Consolidated Edison Co. of New York, 5.50%, 9/15/16		605,000	604
Consumer Energy Co., 4.80%, 2/17/09		6,580,000	6,494
DTE Energy Co., 7.05%, 6/1/11		7,520,000	7,969
Duke Energy Corp., 6.45%, 10/15/32		1,675,000	1,793
Duquesne Light Holdings, Inc., 5.50%, 8/15/15		1,805,000	1,692
Entergy Mississippi, Inc., 6.25%, 4/1/34		1,030,000	1,001
Florida Power & Light Co., 5.625%, 4/1/34		1,065,000	1,047
Florida Power Co., 4.50%, 6/1/10		3,636,000	3,535
FPL Group Capital, Inc., 5.551%, 2/16/08		4,245,000	4,250
General Electric Capital Corp., 5.375%, 10/20/16		1,000,000	1,001
Indiana Michigan Power, 5.05%, 11/15/14		2,660,000	2,542
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A		1,444,748	1,393
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A		1,185,000	1,147
MidAmerican Energy Holdings Co., 6.125%, 4/1/36		260,000	262
Monongahela Power Co., 5.70%, 3/15/17 144A		860,000	859
Nevada Power Co., 5.875%, 1/15/15		1,830,000	1,822
Nevada Power Co., 6.50%, 5/15/18		1,560,000	1,617
Northern States Power Co., 5.25%, 10/1/18		270,000	261
Oncor Electric Delivery Co., 6.375%, 1/15/15		1,025,000	1,057
Oncor Electric Delivery Co., 7.00%, 9/1/22		880,000	947
Pacific Gas & Electric Co., 6.05%, 3/1/34		1,035,000	1,044
PacifiCorp, 5.45%, 9/15/13		4,040,000	4,038
PPL Electric Utilities Corp., 4.30%, 6/1/13		2,475,000	2,318
PPL Electric Utilities Corp., 5.875%, 8/15/07		725,000	726

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
PPL Electric Utilities Corp., 6.25%, 8/15/09		215,000	220
PPL Energy Supply LLC, 6.00%, 12/15/36		425,000	410
Progress Energy, Inc., 6.85%, 4/15/12		1,155,000	1,228
Public Service Electric & Gas Co., 5.00%, 1/1/13		1,500,000	1,468
Public Service Electric & Gas Co., 5.70%, 12/1/36		1,600,000	1,558
Puget Sound Energy, Inc., 3.363%, 6/1/08		2,465,000	2,396
Puget Sound Energy, Inc., 6.274%, 3/15/37		1,125,000	1,142
Southern California Edison Co., 5.00%, 1/15/16		2,055,000	1,983
Southern California Edison Co., 5.55%, 1/15/37		320,000	306
Tampa Electric Co., 6.55%, 5/15/36		520,000	551
Toledo Edison Co., 6.15%, 5/15/37		2,675,000	2,633
Virginia Electric & Power Co., 6.00%, 1/15/36		2,010,000	2,000
Xcel Energy, Inc., 6.50%, 7/1/36		780,000	824

Total			67,690

Food Processors (0.3%)
Kellogg Co., 6.60%, 4/1/11		4,675,000	4,903
Kraft Foods, Inc., 5.25%, 10/1/13		560,000	553
Kraft Foods, Inc., 6.25%, 6/1/12		2,630,000	2,732

Total			8,188

Gaming/Lodging/Leisure (0.1%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17		590,000	494
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13		1,555,000	1,583

Total			2,077

Gas Pipelines (0.2%)
Consolidated Natural Gas Co., 5.00%, 12/1/14		2,050,000	1,971
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33		1,800,000	1,952
Kinder Morgan Finance, 5.35%, 1/5/11		2,440,000	2,380

Total			6,303

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Independent Finance (0.4%)
GMAC LLC, 6.00%, 12/15/11		2,135,000	2,126
HSBC Finance Corp., 4.125%, 11/16/09		4,400,000	4,278
International Lease Finance Corp., 4.75%, 1/13/12		2,190,000	2,129
iStar Financial, Inc., 5.15%, 3/1/12		1,900,000	1,848

Total			10,381

Industrials — Other (0.1%)
KB HOME, 7.75%, 2/1/10		1,600,000	1,628
Meritage Homes Corp., 6.25%, 3/15/15		1,600,000	1,520

Total			3,148

Information/Data Technology (0.1%)
Cisco Systems, Inc., 5.50%, 2/22/16		280,000	280
Seagate Technology HDD Holdings, 6.80%, 10/1/16		1,790,000	1,799
Siemens AG, 5.75%, 10/17/16 144A		645,000	654

Total			2,733

Machinery (0.0%)
John Deere Capital Corp., 4.50%, 8/25/08		1,325,000	1,308

Total			1,308

Mortgage Banking (0.2%)
Countrywide Financial Corp., 6.25%, 5/15/16		745,000	759
Residential Capital Corp., 6.00%, 2/22/11		2,285,000	2,281
Residential Capital Corp., 6.50%, 4/17/13		2,090,000	2,118

Total			5,158

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14		785,000	761

Total			761

Oil & Gas Field Machines and Services (0.0%)
Weatherford International, Ltd., 6.50%, 8/1/36		625,000	627

Total			627

Oil and Gas (0.9%)
Anadarko Finance Co., 7.50%, 5/1/31		1,040,000	1,180
Anadarko Petroleum Corp., 5.95%, 9/15/16		970,000	972

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Anadarko Petroleum Corp., 6.45%, 9/15/36		190,000	192
Conoco Funding Co., 6.35%, 10/15/11		3,230,000	3,377
ConocoPhilips, 5.625%, 10/15/16		540,000	543
Encana Holdings Finance Corp., 5.80%, 5/1/14		1,075,000	1,081
Hess Corp., 7.125%, 3/15/33		260,000	284
Nexen, Inc., 5.875%, 3/10/35		1,865,000	1,746
Occidental Petroleum, 4.00%, 11/30/07		2,800,000	2,770
Occidental Petroleum, 10.125%, 9/15/09		3,230,000	3,610
Pemex Project Funding Master Trust, 5.75%, 12/15/15		3,540,000	3,515
Petro-Canada, 5.95%, 5/15/35		995,000	944
Pioneer Natural Resource, 6.875%, 5/1/18		1,840,000	1,779
Suncoc, Inc., 5.75%, 1/15/17		450,000	440
Talisman Energy, Inc., 5.85%, 2/1/37		2,185,000	1,994
Tesoro Corp., 6.25%, 11/1/12		2,070,000	2,060
XTO Energy, Inc., 5.30%, 6/30/15		260,000	252

Total			26,739

Other Finance (0.2%)
SLM Corp., 5.45%, 4/25/11		4,560,000	4,578

Total			4,578

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14		855,000	822

Total			822

Paper and Forest Products (0.1%)
Weyerhaeuser Co., 7.375%, 3/15/32		2,225,000	2,323

Total			2,323

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11		3,750,000	3,542

Total			3,542

Property and Casualty Insurance (0.2%)
Berkley (WR) Corp., 9.875%, 5/15/08		4,310,000	4,554

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Property and Casualty Insurance continued
Berkshire Hathaway Finance, 3.40%, 7/2/07		2,500,000	2,478

Total			7,032

Railroads (0.5%)
Burlington Northern Santa Fe, 6.125%, 3/15/09		5,600,000	5,688
Union Pacific Corp., 3.875%, 2/15/09		5,600,000	5,434
Union Pacific Corp., 7.375%, 9/15/09		2,750,000	2,895

Total			14,017

Real Estate Investment Trusts (0.7%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10		860,000	854
AvalonBay Communities, Inc., 5.50%, 1/15/12		500,000	503
Colonial Realty LP, 6.05%, 9/1/16		360,000	365
Developers Diversified Realty Corp., 5.375%, 10/15/12		1,535,000	1,520
Duke Realty LP, 5.95%, 2/15/17		835,000	847
ERP Operating LP, 5.25%, 9/15/14		1,950,000	1,928
First Industrial LP, 5.25%, 6/15/09		1,925,000	1,909
HRPT Properties Trust, 5.75%, 11/1/15		1,225,000	1,224
ProLogis, 5.50%, 3/1/13		2,000,000	1,994
ProLogis, 5.75%, 4/1/16		1,190,000	1,197
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A		3,640,000	3,656
Simon Property Group LP, 5.375%, 6/1/11		3,555,000	3,555
Simon Property Group LP, 5.60%, 9/1/11		890,000	897
Simon Property Group LP, 6.10%, 5/1/16		1,560,000	1,617

Total			22,066

Retail Food and Drug (0.2%)
CVS Corp., 4.875%, 9/15/14		3,285,000	3,140
Delhaize America, Inc., 8.125%, 4/15/11		2,595,000	2,799

Total			5,939

Retail Stores (0.6%)
Federated Department Stores, 6.30%, 4/1/09		3,785,000	3,848

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Federated Retail Holdings, 5.90%, 12/1/16		535,000	534
The Home Depot, Inc., 5.40%, 3/1/16		1,305,000	1,276
The Home Depot, Inc., 5.875%, 12/16/36		5,340,000	5,240
J.C. Penney Co., Inc., 6.875%, 10/15/15		515,000	538
May Department Stores Co., 6.65%, 7/15/24		260,000	258
Target Corp., 5.40%, 10/1/08		5,605,000	5,630

Total			17,324

Security Brokers and Dealers (0.5%)
Credit Suisse First Boston USA, Inc., 5.50%, 8/16/11		1,370,000	1,385
Credit Suisse First Boston USA, Inc., 6.125%, 11/15/11		2,050,000	2,123
Goldman Sachs Group, Inc., 5.15%, 1/15/14		3,660,000	3,606
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17		2,835,000	2,871
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17		560,000	572
Merrill Lynch & Co., Inc., 5.00%, 1/15/15		1,550,000	1,510
Morgan Stanley, 5.375%, 10/15/15		1,735,000	1,719
Morgan Stanley, 6.25%, 8/9/26		1,035,000	1,082

Total			14,868

Telecommunications (0.9%)
(e)AT&T Corp., 9.75%, 11/15/31		1,260,000	1,563
Cingular Wireless LLC, 7.125%, 12/15/31		2,740,000	3,035
Deutsche Telekom International Finance, 5.75%, 3/23/16		1,615,000	1,591
Embarq Corp., 6.738%, 6/1/13		835,000	855
Embarq Corp., 7.082%, 6/1/16		1,940,000	1,975
Embarq Corp., 7.995%, 6/1/36		535,000	557
France Telecom SA, 8.50%, 3/1/31		975,000	1,280
Sprint Capital Corp., 6.90%, 5/1/19		1,660,000	1,712

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Sprint Capital Corp., 8.375%, 3/15/12		2,830,000	3,145
Sprint Capital Corp., 8.75%, 3/15/32		470,000	566
Telecom Italia Capital, 4.00%, 1/15/10		3,360,000	3,207
Telecom Italia Capital, 6.20%, 7/18/11		1,620,000	1,644
Verizon Communications, Inc., 5.55%, 2/15/16		2,135,000	2,128
Verizon Global Funding Corp., 5.85%, 9/15/35		1,425,000	1,365
Vodafone Group PLC, 5.50%, 6/15/11		2,820,000	2,827

Total			27,450

Tobacco (0.0%)
Reynolds America, Inc., 7.625%, 6/1/16		1,325,000	1,404

Total			1,404

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.50%, 1/15/16		1,090,000	1,069
Johnson Controls, Inc., 6.00%, 1/15/36		520,000	503

Total			1,572

Yankee Sovereign (0.1%)
United Mexican States, 5.625%, 1/15/17		2,050,000	2,052

Total			2,052

Total Corporate Bonds (Cost: $395,711)			392,664

Governments (6.5%)

Governments (6.5%)
Aid-Israel, 0.00%, 11/15/22	11,600,000	5,096
Aid-Israel, 0.00%, 11/15/23	11,500,000	4,805
Aid-Israel, 5.50%, 4/26/24	9,840,000	10,221
Housing & Urban Development, 6.17%, 8/1/14	14,981,000	15,756
Overseas Private Investment, 4.10%, 11/15/14	3,469,440	3,326
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	6,100,000	4,830
US Treasury, 3.125%, 5/15/07	2,625,000	2,607
(g)US Treasury, 4.50%, 11/30/11	29,065,000	28,805
(g)US Treasury, 4.50%, 2/15/36	7,933,000	7,544
(g)US Treasury, 4.625%, 9/30/08	14,872,000	14,817
US Treasury, 4.625%, 11/15/16	2,350,000	2,335
US Treasury, 4.75%, 12/31/08	17,404,000	17,384
(g)US Treasury, 4.875%, 5/31/08	19,024,000	19,015
US Treasury, 4.875%, 10/31/08	355,000	355

Balanced Portfolio

Balanced Portfolio

Governments (6.5%)	Shares/ $ Par	Value $ (000’s)

Governments continued
(g)US Treasury, 4.875%, 8/15/16	19,244,000	19,474
(g)US Treasury, 5.125%, 5/15/16	23,744,000	24,457
US Treasury Inflation Index Bond, 2.00%, 1/15/16	10,840,136	10,467

Total Governments (Cost: $189,024)		191,294

Structured Products (22.6%)

Structured Products (22.6%)
AEP Texas Central Transition Funding, 5.306%, 7/1/20	22,665,000	22,545
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.482%, 2/14/43 IO	110,619,589	3,749
Banc of America Mortgage Securities, Series 2004-G, Class 2AG, 4.657%, 8/25/34	5,332,000	5,263
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.511%, 6/25/34	11,842,000	11,545
Capital Auto Receivables Trust, Series 2006-2, Class A1, 5.34%, 12/15/07	2,716,000	2,716
Capital One Auto Finance Trust, Series 2006-A, Class A2, 5.31%, 5/15/09	6,912,750	6,912
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	2,580,000	2,558
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	5,212,342	5,117
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	6,403,241	6,339
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	5,700,000	5,838
Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.37%, 10/8/07 144A	4,872,389	4,874
DLJ Commerical Mortgage Corp., Series 1998-CF1, Class S, 0.944%, 2/18/31 IO	191,844,623	2,459
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.632%, 10/15/30 IO 144A	9,336,923	66
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.262%, 1/15/25 IO 144A	15,248,281	477
Fannie Mae Whole Loan, 6.25%, 5/25/42	9,337,193	9,444
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	2,459,280	2,313
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	3,161,286	3,050

Structured Products (22.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	8,208,820	7,913
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	3,430,961	3,374
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	999,054	982
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	3,674,116	3,610
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	1,964,471	1,930
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	39,501,976	38,128
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	21,646,767	20,894
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,327,283	1,328
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,508,512	2,509
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	475,060	475
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	3,409,106	3,407
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	4,556,862	4,507
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	13,187,887	13,044
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	799,422	815
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	2,179,186	2,222
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	2,351,761	2,395
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, 5.651%, 4/25/16	10,196,088	10,327
Federal Home Loan Mortgage Corp. TBA, 5.50%, 1/1/37	35,749,000	35,347
Federal Home Loan Mortgage Corp. TBA, 6.00%, 1/1/37	56,477,000	56,883
Federal Home Loan Mortgage Corp. TBA, 6.50%, 1/1/37	46,568,000	47,427
Federal National Mortgage Association, 4.00%, 6/1/19	1,610,014	1,517
Federal National Mortgage Association, 4.50%, 6/1/19	12,144,641	11,730
Federal National Mortgage Association, 4.50%, 8/1/19	1,686,827	1,629
Federal National Mortgage Association, 4.50%, 12/1/19	1,401,323	1,353
Federal National Mortgage Association, 4.50%, 7/1/20	5,053,411	4,876
Federal National Mortgage Association, 5.00%, 3/1/20	4,179,715	4,111
Federal National Mortgage Association, 5.00%, 4/1/20	1,760,594	1,731
Federal National Mortgage Association, 5.00%, 5/1/20	6,803,816	6,689

Balanced Portfolio

Balanced Portfolio

Structured Products (22.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 4/1/35	4,691,108	4,530
Federal National Mortgage Association, 5.00%, 7/1/35	6,112,542	5,903
Federal National Mortgage Association, 5.00%, 10/1/35	2,537,805	2,451
Federal National Mortgage Association, 5.17%, 1/1/16	4,175,835	4,141
Federal National Mortgage Association, 5.285%, 4/1/16	10,892,477	10,968
Federal National Mortgage Association, 5.32%, 4/1/14	2,721,308	2,737
Federal National Mortgage Association, 5.50%, 9/1/34	1,291,254	1,277
Federal National Mortgage Association, 5.50%, 3/1/35	10,842,112	10,719
Federal National Mortgage Association, 5.50%, 7/1/35	2,175,932	2,151
Federal National Mortgage Association, 5.50%, 8/1/35	3,965,829	3,921
Federal National Mortgage Association, 5.50%, 9/1/35	21,986,070	21,735
Federal National Mortgage Association, 5.50%, 10/1/35	10,038,070	9,923
Federal National Mortgage Association, 5.50%, 11/1/35	24,615,765	24,334
Federal National Mortgage Association, 6.00%, 5/1/35	672,395	677
Federal National Mortgage Association, 6.00%, 6/1/35	1,521,742	1,533
Federal National Mortgage Association, 6.00%, 7/1/35	9,070,216	9,133
Federal National Mortgage Association, 6.00%, 8/1/35	959,535	966
Federal National Mortgage Association, 6.00%, 10/1/35	2,288,993	2,305
Federal National Mortgage Association, 6.00%, 11/1/35	10,308,040	10,380
Federal National Mortgage Association, 6.00%, 9/1/36	5,530,542	5,568
Federal National Mortgage Association, 6.50%, 11/1/35	2,282,272	2,326
Federal National Mortgage Association, 6.50%, 12/1/35	3,144,701	3,205
Federal National Mortgage Association, 6.50%, 4/1/36	1,973,263	2,010
Federal National Mortgage Association, 6.75%, 4/25/18	3,014,352	3,094
Federal National Mortgage Association — Aces, Series 2006-M1, Class B, 5.355%, 2/25/16	10,762,000	10,725
Federal National Mortgage Association TBA, 6.00%, 1/1/37	9,074,000	9,134
Final Maturity Amortizing Notes, 4.45%, 8/25/12	9,857,856	9,513
First Horizon Alternative Mortgage Securities Trust, Series 2004-FA1, 6.25%, 10/25/34	4,905,019	4,934

Structured Products (22.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
First Union-Lehman Brothers Commercial Mortgage Trust II, Commerical Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/29	2,667,000	2,726
Freddie Mac, 4.50%, 10/15/33	2,326,815	2,252
Government National Mortgage Association, 5.00%, 7/15/33	2,488,057	2,423
Government National Mortgage Association, 5.50%, 1/15/32	227,521	227
Government National Mortgage Association, 5.50%, 2/15/32	2,501,235	2,494
Government National Mortgage Association, 5.50%, 9/15/32	66,276	66
Greenwich Capital Commerical Funding Corp, Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	4,074,000	4,074
Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08	2,280,540	2,273
Honda Auto Receivables Owner Trust, Series 2005-1, Class A3, 3.53%, 10/21/08	5,319,209	5,283
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,998,188	2,088
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.370%, 1/25/29 IO 144A	2,997,115	64
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	27,500,000	27,344
RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	180
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	341,149	340
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10 144A	5,935,000	5,936
Washington Mutual Asset Securities Corp., Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	5,997,060	5,790
Washington Mutual Asset Securities Corp., Series 2003-AR10, Class A6, 4.062%, 10/25/33	2,662,000	2,611
Wells Fargo Mortgage Backed Securities, Series 2004-N, Class A6, 4.00%, 8/25/34	8,006,000	7,795
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	9,064,000	9,040
World Omni Auto Receivables Trust, Series 2006-B, Class A1, 5.374%, 10/15/07	16,266,231	16,271

Total Structured Products (Cost: $670,965)		665,988

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (5.8%)
*Amazon.com, Inc.	39,100	1,543
*Apollo Group, Inc. — Class A	17,700	690
*AutoNation, Inc.	18,893	403
*AutoZone, Inc.	6,375	737
*Bed Bath & Beyond, Inc.	35,800	1,364
Best Buy Co., Inc.	51,100	2,514
*Big Lots, Inc.	13,900	319
The Black & Decker Corp.	8,600	688
Brunswick Corp.	11,600	370
Carnival Corp.	56,373	2,765
CBS Corp. — Class B	98,930	3,085
Centex Corp.	15,000	844
Circuit City Stores, Inc.	18,000	342
Clear Channel Communications, Inc.	62,550	2,223
*Coach, Inc.	46,500	1,998
*Comcast Corp. — Class A	263,537	11,155
D.R. Horton, Inc.	34,900	925
Darden Restaurants, Inc.	18,549	745
Dillard’s, Inc. — Class A	7,736	271
*The DIRECTV Group, Inc.	97,600	2,434
Dollar General Corp.	39,465	634
Dow Jones & Co., Inc.	8,280	315
The E.W. Scripps Co. — Class A	10,500	524
Eastman Kodak Co.	36,417	940
Family Dollar Stores, Inc.	19,200	563
Federated Department Stores, Inc.	66,484	2,535
Ford Motor Co.	239,207	1,796
Fortune Brands, Inc.	19,133	1,634
Gannett Co., Inc.	29,650	1,793
The Gap, Inc.	66,725	1,301
General Motors Corp.	71,625	2,200
Genuine Parts Co.	21,575	1,023
*The Goodyear Tire & Rubber Co.	22,500	472
H&R Block, Inc.	40,800	940
Harley-Davidson, Inc.	32,775	2,310
Harman International Industries, Inc.	8,300	829
Harrah’s Entertainment, Inc.	24,350	2,014
Hasbro, Inc.	20,075	547
Hilton Hotels Corp.	48,950	1,708
The Home Depot, Inc.	258,397	10,376
*IAC/InterActiveCorp	28,300	1,052
International Game Technology	43,000	1,987
*The Interpublic Group of Companies, Inc.	55,900	684
J.C. Penney Co., Inc.	28,525	2,207
Johnson Controls, Inc.	24,800	2,131
Jones Apparel Group, Inc.	14,000	468
KB HOME	9,900	508
*Kohl’s Corp.	41,433	2,835
Leggett & Platt, Inc.	22,667	542
Lennar Corp. — Class A	17,500	918
Limited Brands, Inc.	43,299	1,253
Liz Claiborne, Inc.	13,000	565
Lowe’s Companies, Inc.	192,800	6,006
Marriott International, Inc. — Class A	42,600	2,033
Mattel, Inc.	48,260	1,094
McDonald’s Corp.	156,571	6,941

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
The McGraw-Hill Companies, Inc.	44,880	3,053
Meredith Corp.	4,900	276
The New York Times Co. — Class A	18,192	443
Newell Rubbermaid, Inc.	35,111	1,016
News Corp. — Class A	296,400	6,367
NIKE, Inc. — Class B	23,800	2,357
Nordstrom, Inc.	28,966	1,429
*Office Depot, Inc.	35,243	1,345
OfficeMax, Inc.	9,400	467
Omnicom Group, Inc.	21,600	2,258
Pulte Homes, Inc.	26,800	888
RadioShack Corp.	17,167	288
*Sears Holdings Corp.	10,499	1,763
The Sherwin-Williams Co.	14,160	900
Snap-on, Inc.	7,417	353
The Stanley Works	10,250	515
Staples, Inc.	91,475	2,442
*Starbucks Corp.	95,700	3,390
Starwood Hotels & Resorts Worldwide, Inc.	26,800	1,675
Target Corp.	108,743	6,204
Tiffany & Co.	17,133	672
Time Warner, Inc.	505,500	11,009
The TJX Companies, Inc.	57,600	1,643
Tribune Co.	24,131	743
*Univision Communications, Inc. — Class A	31,900	1,130
VF Corp.	11,343	931
*Viacom, Inc. — Class B	88,530	3,632
The Walt Disney Co.	261,933	8,975
Wendy’s International, Inc.	12,150	402
Whirlpool Corp.	9,889	821
*Wyndham Worldwide Corp.	25,114	804
Yum! Brands, Inc.	33,580	1,975

Total		171,259

Consumer Staples (5.1%)
Altria Group, Inc.	265,404	22,776
Anheuser-Busch Companies, Inc.	97,319	4,788
Archer-Daniels-Midland Co.	83,175	2,658
Avon Products, Inc.	56,250	1,859
Brown-Forman Corp. — Class B	9,968	660
Campbell Soup Co.	27,554	1,072
The Clorox Co.	19,250	1,235
The Coca-Cola Co.	258,200	12,458
Coca-Cola Enterprises, Inc.	35,100	717
Colgate-Palmolive Co.	65,154	4,251
ConAgra Foods, Inc.	64,533	1,742
*Constellation Brands, Inc. — Class A	26,600	772
Costco Wholesale Corp.	58,052	3,069
CVS Corp.	104,266	3,223
*Dean Foods Co.	16,900	715
The Estee Lauder Companies, Inc. — Class A	16,100	657
General Mills, Inc.	43,433	2,502
H.J. Heinz Co.	41,683	1,876
The Hershey Co.	22,000	1,096

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Kellogg Co.	31,743	1,589
Kimberly-Clark Corp.	57,997	3,941
The Kroger Co.	90,873	2,096
McCormick & Co., Inc.	16,600	640
Molson Coors Brewing Co. — Class B	5,800	443
The Pepsi Bottling Group, Inc.	17,300	535
PepsiCo, Inc.	207,900	13,004
The Procter & Gamble Co.	401,161	25,782
Reynolds American, Inc.	21,700	1,421
Safeway, Inc.	56,100	1,939
Sara Lee Corp.	94,584	1,611
SUPERVALU, Inc.	26,085	933
Sysco Corp.	78,250	2,876
Tyson Foods, Inc. — Class A	31,900	525
UST, Inc.	20,333	1,183
Walgreen Co.	127,054	5,831
Wal-Mart Stores, Inc.	311,333	14,377
Whole Foods Market, Inc.	18,100	849
Wm. Wrigley Jr. Co.	27,816	1,439

Total		149,140

Energy (5.4%)
Anadarko Petroleum Corp.	58,254	2,535
Apache Corp.	41,730	2,775
Baker Hughes, Inc.	40,640	3,034
BJ Services Co.	37,100	1,088
Chesapeake Energy Corp.	52,700	1,531
Chevron Corp.	275,968	20,293
ConocoPhillips	208,406	14,995
CONSOL Energy, Inc.	23,100	742
Devon Energy Corp.	56,000	3,756
El Paso Corp.	89,317	1,365
EOG Resources, Inc.	30,780	1,922
Exxon Mobil Corp.	738,471	56,590
Halliburton Co.	127,270	3,952
Hess Corp.	34,300	1,700
Kinder Morgan, Inc.	13,533	1,431
Marathon Oil Corp.	44,524	4,118
Murphy Oil Corp.	23,700	1,205
*Nabors Industries, Ltd.	37,900	1,129
*National-Oilwell Varco, Inc.	22,200	1,358
Noble Corp.	17,150	1,306
Occidental Petroleum Corp.	109,060	5,325
Peabody Energy Corp.	33,400	1,350
Rowan Companies, Inc.	13,950	463
Schlumberger, Ltd.	149,166	9,421
Smith International, Inc.	25,200	1,035
Sunoco, Inc.	15,600	973
*Transocean, Inc.	37,054	2,997
Valero Energy Corp.	76,600	3,919
*Weatherford International, Ltd.	43,000	1,797
The Williams Companies, Inc.	75,500	1,972
XTO Energy, Inc.	46,333	2,180

Total		158,257

Financials (12.1%)
ACE, Ltd.	41,200	2,495

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
AFLAC, Inc.	62,650	2,882
The Allstate Corp.	79,169	5,155
Ambac Financial Group, Inc.	13,400	1,194
American Express Co.	152,500	9,252
American International Group, Inc.	329,190	23,591
Ameriprise Financial, Inc.	30,660	1,671
Aon Corp.	39,175	1,384
Apartment Investment & Management Co. — Class A	12,200	683
Archstone-Smith Trust	27,600	1,607
Bank of America Corp.	568,584	30,358
The Bank of New York Co., Inc.	96,720	3,808
BB&T Corp.	68,500	3,009
The Bear Stearns Companies, Inc.	14,845	2,416
Boston Properties, Inc.	14,800	1,656
Capital One Financial Corp.	51,620	3,965
*CB Richard Ellis Group, Inc.	23,400	777
The Charles Schwab Corp.	129,486	2,504
Chicago Mercantile Exchange Holdings, Inc.	4,400	2,243
The Chubb Corp.	52,100	2,757
Cincinnati Financial Corp.	21,918	993
CIT Group, Inc.	25,100	1,400
Citigroup, Inc.	622,174	34,656
Comerica, Inc.	20,100	1,179
Commerce Bancorp, Inc.	23,700	836
Compass Bancshares, Inc.	16,400	978
Countrywide Financial Corp.	78,598	3,336
*E*TRADE Financial Corp.	54,100	1,213
Equity Office Properties Trust	44,500	2,144
Equity Residential	37,000	1,878
Fannie Mae	123,429	7,330
Federated Investors, Inc. — Class B	11,400	385
Fifth Third Bancorp	70,643	2,891
First Horizon National Corp.	15,800	660
Franklin Resources, Inc.	21,150	2,330
Freddie Mac	87,714	5,956
Genworth Financial, Inc.	56,100	1,919
The Goldman Sachs Group, Inc.	53,900	10,745
The Hartford Financial Services Group, Inc.	40,150	3,746
Huntington Bancshares, Inc.	30,100	715
Janus Capital Group, Inc.	25,071	541
JPMorgan Chase & Co.	439,209	21,214
KeyCorp	50,825	1,933
Kimco Realty Corp.	28,600	1,286
Legg Mason, Inc.	16,600	1,578
Lehman Brothers Holdings, Inc.	67,112	5,243
Lincoln National Corp.	36,345	2,413
Loews Corp.	57,899	2,401
M&T Bank Corp.	9,800	1,197
Marsh & McLennan Companies, Inc.	69,780	2,139
Marshall & Ilsley Corp.	32,300	1,554
MBIA, Inc.	17,050	1,246
Mellon Financial Corp.	52,109	2,196
Merrill Lynch & Co., Inc.	111,900	10,418
MetLife, Inc.	96,215	5,678

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
MGIC Investment Corp.	10,500	657
Moody’s Corp.	29,800	2,058
Morgan Stanley	134,031	10,914
National City Corp.	79,979	2,924
Northern Trust Corp.	23,750	1,441
Plum Creek Timber Co., Inc.	22,400	893
PNC Financial Services Group, Inc.	37,200	2,754
Principal Financial Group, Inc.	34,200	2,008
The Progressive Corp.	96,400	2,335
ProLogis	31,300	1,902
Prudential Financial, Inc.	60,400	5,186
Public Storage, Inc.	15,500	1,511
*Realogy Corp.	27,143	823
Regions Financial Corp.	92,334	3,453
SAFECO Corp.	13,350	835
Simon Property Group, Inc.	28,000	2,836
SLM Corp.	51,758	2,524
Sovereign Bancorp, Inc.	45,525	1,156
The St. Paul Travelers Companies, Inc.	87,331	4,689
State Street Corp.	42,000	2,832
SunTrust Banks, Inc.	44,867	3,789
Synovus Financial Corp.	41,150	1,269
T. Rowe Price Group, Inc.	33,400	1,462
Torchmark Corp.	12,450	794
U.S. Bancorp	222,609	8,056
UnumProvident Corp.	43,406	902
Vornado Realty Trust	16,300	1,980
Wachovia Corp.	241,364	13,746
Washington Mutual, Inc.	119,694	5,445
Wells Fargo & Co.	427,470	15,201
XL Capital, Ltd. — Class A	22,900	1,649
Zions Bancorporation	13,500	1,113

Total		358,871

Health Care (6.6%)
Abbott Laboratories	194,325	9,466
Aetna, Inc.	66,116	2,855
Allergan, Inc.	19,433	2,327
AmerisourceBergen Corp.	24,300	1,093
*Amgen, Inc.	147,723	10,091
Applera Corp. — Applied Biosystems Group	23,167	850
*Barr Pharmaceuticals, Inc.	13,500	677
Bausch & Lomb, Inc.	6,800	354
Baxter International, Inc.	82,900	3,846
Becton, Dickinson & Co.	31,250	2,192
*Biogen Idec, Inc.	42,720	2,101
Biomet, Inc.	31,055	1,282
*Boston Scientific Corp.	149,283	2,565
Bristol-Myers Squibb Co.	249,044	6,555
C. R. Bard, Inc.	13,000	1,079
Cardinal Health, Inc.	51,250	3,302
Caremark Rx, Inc.	54,000	3,084
*Celgene Corp.	47,200	2,715
CIGNA Corp.	12,971	1,707
*Coventry Health Care, Inc.	20,200	1,011
Eli Lilly & Co.	124,666	6,495

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Express Scripts, Inc.	17,100	1,224
*Forest Laboratories, Inc.	40,134	2,031
*Genzyme Corp.	33,300	2,051
*Gilead Sciences, Inc.	58,200	3,779
Health Management Associates, Inc. — Class A	30,500	644
*Hospira, Inc.	19,742	663
*Humana, Inc.	21,000	1,162
IMS Health, Inc.	25,133	691
Johnson & Johnson	367,123	24,236
*King Pharmaceuticals, Inc.	30,766	490
*Laboratory Corp. of America Holdings	15,900	1,168
Manor Care, Inc.	9,400	441
McKesson Corp.	37,493	1,901
*Medco Health Solutions, Inc.	37,162	1,986
*MedImmune, Inc.	30,300	981
Medtronic, Inc.	145,700	7,796
Merck & Co., Inc.	274,900	11,985
*Millipore Corp.	6,800	453
Mylan Laboratories, Inc.	26,800	535
*Patterson Companies, Inc.	17,600	625
PerkinElmer, Inc.	15,600	347
Pfizer, Inc.	912,959	23,645
Quest Diagnostics, Inc.	20,300	1,076
Schering-Plough Corp.	187,750	4,438
*St. Jude Medical, Inc.	44,800	1,638
Stryker Corp.	37,600	2,072
*Tenet Healthcare Corp.	59,650	416
*Thermo Fisher Scientific Inc.	51,700	2,341
UnitedHealth Group, Inc.	170,556	9,164
*Waters Corp.	12,800	627
*Watson Pharmaceuticals, Inc.	13,000	338
*WellPoint, Inc.	78,500	6,177
Wyeth	170,471	8,680
*Zimmer Holdings, Inc.	30,173	2,365

Total		193,813

Industrials (5.9%)
3M Co.	93,224	7,265
*Allied Waste Industries, Inc.	32,150	395
American Power Conversion Corp.	21,450	656
American Standard Companies, Inc.	22,000	1,009
Avery Dennison Corp.	11,950	812
The Boeing Co.	100,118	8,894
Burlington Northern Santa Fe Corp.	45,508	3,359
Caterpillar, Inc.	82,324	5,049
Cintas Corp.	17,267	686
Cooper Industries, Ltd. — Class A	11,500	1,040
CSX Corp.	55,100	1,897
Cummins, Inc.	6,600	780
Danaher Corp.	30,000	2,173
Deere & Co.	29,240	2,780
Dover Corp.	25,833	1,266
Eaton Corp.	18,900	1,420
Emerson Electric Co.	101,550	4,475
Equifax, Inc.	15,800	641
FedEx Corp.	38,840	4,219

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Fluor Corp.	11,100	906
General Dynamics Corp.	51,200	3,807
General Electric Co.	1,305,098	48,562
Goodrich Corp.	15,800	720
Honeywell International, Inc.	103,350	4,676
Illinois Tool Works, Inc.	53,100	2,453
Ingersoll-Rand Co., Ltd. — Class A	38,840	1,520
ITT Corp.	23,400	1,330
L-3 Communications Holdings, Inc.	15,800	1,292
Lockheed Martin Corp.	45,122	4,154
Masco Corp.	49,900	1,491
*Monster Worldwide, Inc.	16,233	757
Norfolk Southern Corp.	50,243	2,527
Northrop Grumman Corp.	43,762	2,963
PACCAR, Inc.	31,390	2,037
Pall Corp.	15,516	536
Parker Hannifin Corp.	14,900	1,146
Pitney Bowes, Inc.	28,127	1,299
R. R. Donnelley & Sons Co.	27,433	975
Raytheon Co.	56,300	2,973
Robert Half International, Inc.	21,260	789
Rockwell Automation, Inc.	21,550	1,316
Rockwell Collins, Inc.	21,150	1,339
Ryder System, Inc.	7,700	393
Southwest Airlines Co.	100,295	1,537
*Terex Corp.	12,900	833
Textron, Inc.	15,850	1,486
Tyco International, Ltd.	251,783	7,654
Union Pacific Corp.	34,140	3,142
United Parcel Service, Inc. — Class B	135,900	10,189
United Technologies Corp.	127,066	7,944
W.W. Grainger, Inc.	9,300	650
Waste Management, Inc.	67,697	2,489

Total		174,701

Information Technology (8.3%)
*ADC Telecommunications, Inc.	14,807	215
Adobe Systems, Inc.	73,850	3,037
*Advanced Micro Devices, Inc.	69,500	1,414
*Affiliated Computer Services, Inc. — Class A	15,000	733
*Agilent Technologies, Inc.	51,788	1,805
*Altera Corp.	45,865	903
Analog Devices, Inc.	43,343	1,425
*Apple Computer, Inc.	107,700	9,137
Applied Materials, Inc.	175,900	3,245
*Autodesk, Inc.	29,332	1,187
Automatic Data Processing, Inc.	69,700	3,433
*Avaya, Inc.	57,512	804
*BMC Software, Inc.	25,940	835
*Broadcom Corp. — Class A	59,350	1,918
CA, Inc.	52,032	1,179
*Ciena Corp.	10,657	295
*Cisco Systems, Inc.	768,867	21,013
*Citrix Systems, Inc.	22,880	619
*Cognizant Technology Solutions Corp. — Class A	18,000	1,389
*Computer Sciences Corp.	21,750	1,161
*Compuware Corp.	44,643	372
*Comverse Technology, Inc.	25,600	540
*Convergys Corp.	17,450	415

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Corning, Inc.	198,100	3,706
*Dell, Inc.	287,567	7,215
*eBay, Inc.	146,500	4,405
*Electronic Arts, Inc.	39,100	1,969
Electronic Data Systems Corp.	65,500	1,805
*EMC Corp.	278,886	3,681
Fidelity National Information Services, Inc.	20,500	822
First Data Corp.	96,947	2,474
*Fiserv, Inc.	21,925	1,149
*Google, Inc. — Class A	27,100	12,479
Hewlett-Packard Co.	346,767	14,283
Intel Corp.	730,043	14,783
International Business Machines Corp.	190,710	18,527
*Intuit, Inc.	44,100	1,345
Jabil Circuit, Inc.	23,433	575
*JDS Uniphase Corp.	26,775	446
*Juniper Networks, Inc.	71,600	1,356
KLA-Tencor Corp.	25,200	1,254
*Lexmark International, Inc. — Class A	12,400	908
Linear Technology Corp.	37,850	1,148
*LSI Logic Corp.	50,700	456
Maxim Integrated Products, Inc.	40,600	1,243
*Micron Technology, Inc.	95,550	1,334
Microsoft Corp.	1,095,352	32,708
Molex, Inc.	17,975	569
Motorola, Inc.	306,119	6,294
National Semiconductor Corp.	36,486	828
*NCR Corp.	22,600	966
*Network Appliance, Inc.	47,300	1,858
*Novell, Inc.	42,900	266
*Novellus Systems, Inc.	15,600	537
*NVIDIA Corp.	45,000	1,665
*Oracle Corp.	506,550	8,682
*Parametric Technology Corp.	14,128	255
Paychex, Inc.	42,840	1,694
*PMC-Sierra, Inc.	26,600	178
*QLogic Corp.	20,000	438
QUALCOMM, Inc.	209,266	7,908
Sabre Holdings Corp. — Class A	16,809	536
*SanDisk Corp.	28,500	1,226
*Sanmina-SCI Corp.	67,500	233
*Solectron Corp.	115,800	373
*Sun Microsystems, Inc.	445,654	2,415
*Symantec Corp.	118,732	2,476
Symbol Technologies, Inc.	32,250	482
Tektronix, Inc.	10,440	305
*Tellabs, Inc.	55,908	574
*Teradyne, Inc.	24,050	360
Texas Instruments, Inc.	187,875	5,411
*Unisys Corp.	43,650	342
*VeriSign, Inc.	31,000	746
The Western Union Co.	97,047	2,176
*Xerox Corp.	122,200	2,071
Xilinx, Inc.	42,600	1,014
*Yahoo!, Inc.	155,000	3,959

Total		243,982

Materials (1.6%)
Air Products & Chemicals, Inc.	27,933	1,963
Alcoa, Inc.	109,743	3,293

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Allegheny Technologies, Inc.	12,731	1,154
Ashland, Inc.	7,200	498
Ball Corp.	13,168	574
Bemis Co., Inc.	13,300	452
The Dow Chemical Co.	120,924	4,830
E. I. du Pont de Nemours & Co.	116,445	5,671
Eastman Chemical Co.	10,375	615
Ecolab, Inc.	22,600	1,022
Freeport-McMoRan Copper & Gold, Inc. — Class B	24,919	1,389
*Hercules, Inc.	14,400	278
International Flavors & Fragrances, Inc.	9,875	485
International Paper Co.	57,624	1,965
MeadWestvaco Corp.	22,914	689
Monsanto Co.	68,756	3,612
Newmont Mining Corp.	57,030	2,575
Nucor Corp.	38,268	2,092
*Pactiv Corp.	16,800	600
Phelps Dodge Corp.	25,820	3,091
PPG Industries, Inc.	20,933	1,344
Praxair, Inc.	40,900	2,427
Rohm & Haas Co.	17,934	917
Sealed Air Corp.	10,236	665
Sigma-Aldrich Corp.	8,300	645
Temple-Inland, Inc.	13,500	621
United States Steel Corp.	15,050	1,101
Vulcan Materials Co.	12,000	1,078
Weyerhaeuser Co.	29,920	2,114

Total		47,760

Telecommunication Services (1.9%)
ALLTEL Corp.	47,343	2,863
AT&T, Inc.	486,606	17,397
BellSouth Corp.	230,935	10,879
CenturyTel, Inc.	14,500	633
Citizens Communications Co.	40,800	586
Embarq Corp.	18,903	994
*Qwest Communications International, Inc.	203,620	1,704
Sprint Nextel Corp.	366,560	6,924
Verizon Communications, Inc.	369,638	13,766
Windstream Corp.	60,367	858

Total		56,604

Utilities (1.9%)
*The AES Corp.	84,075	1,853
*Allegheny Energy, Inc.	20,900	960
Ameren Corp.	26,133	1,404
American Electric Power Co., Inc.	50,120	2,134
CenterPoint Energy, Inc.	39,626	657
*CMS Energy Corp.	28,200	471
Consolidated Edison, Inc.	32,525	1,563
Constellation Energy Group	22,800	1,570
Dominion Resources, Inc.	44,825	3,758
DTE Energy Co.	22,550	1,092
Duke Energy Corp.	158,949	5,280
*Dynegy, Inc. — Class A	48,206	349
Edison International	41,280	1,877
Entergy Corp.	26,191	2,418
Exelon Corp.	84,924	5,256
FirstEnergy Corp.	40,374	2,435
FPL Group, Inc.	51,186	2,786
KeySpan Corp.	22,200	914

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Nicor, Inc.	5,650	264
NiSource, Inc.	34,584	833
Peoples Energy Corp.	4,900	218
PG&E Corp.	44,175	2,091
Pinnacle West Capital Corp.	12,600	639
PPL Corp.	48,266	1,730
Progress Energy, Inc.	32,179	1,579
Public Service Enterprise Group, Inc.	31,940	2,120
Questar Corp.	10,900	905
Sempra Energy	33,159	1,858
The Southern Co.	94,000	3,465
TECO Energy, Inc.	26,500	457
TXU Corp.	58,130	3,151
Xcel Energy, Inc.	51,470	1,187

Total		57,274

Total Common Stocks (Cost: $802,128)		1,611,661

Money Market Investments (11.9)%

Asset-Backed Securities (CMO’s) (0.1%)
Franklin Auto Trust, 5.36%, 10/22/07	1,714,020	1,714

Total		1,714

Autos (0.6%)
Daimler Chrysler Auto, 5.30%, 1/10/07	15,000,000	14,980
Fcar Owner Trust 1, 5.27%, 1/4/07	4,000,000	3,998

Total		18,978

Federal Government & Agencies (1.0%)
Fannie Mae, 3.125%, 5/4/07	2,700,000	2,682
Fannie Mae, 4.00%, 5/23/07	8,000,000	7,965
Fannie Mae, 4.84%, 6/22/07	2,700,000	2,695
Federal Home Loan, 5.12%, 3/23/07	15,000,000	14,832

Total		28,174

Finance Lessors (1.5%)
(b)Ranger Funding Co. LLC, 5.29%, 1/16/07	30,000,000	29,934
(b)Thunder Bay Funding, Inc., 5.28%, 1/16/07	15,000,000	14,967

Total		44,901

Finance Services (0.7%)
Bryant Park Funding LLC, 5.29%, 1/12/07	15,000,000	14,976
HBOS PLC, 3.125%, 1/12/07 144A	3,200,000	3,199
(b)HBOS Treasury Services PLC, 5.32%, 2/9/07	3,000,000	3,000

Total		21,175

Miscellaneous Business Credit Institutions (1.0%)
(b)Park Avenue Receivables, 5.27%, 1/5/07	15,000,000	14,991
(b)Park Avenue Receivables, 5.27%, 1/8/07	15,000,000	14,985

Total		29,976

Balanced Portfolio

Balanced Portfolio

Money Market Investments (11.9)%	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (0.2%)
(b)Bank of America, 5.309%, 8/1/07	2,400,000	2,400
(b)FleetBoston Financial Corp., 8.625%, 1/15/07	2,500,000	2,502

Total		4,902

Personal Credit Institutions (3.5%)
(b)American Express Credit, 5.26%, 1/11/07	27,500,000	27,460
(b)American General Finance, 5.30%, 1/22/07	15,000,000	14,954
(b)BMW US Capital Corp., 5.29%, 1/2/07	29,620,000	29,616
(b)Rabobank USA, 5.26%, 1/2/07	30,000,000	29,995

Total		102,025

Security Brokers and Dealers (2.1%)
Bear Stearns Co., Inc., 5.25%, 1/16/07	15,000,000	14,967
Bear Stearns Co., Inc., 5.26%, 1/8/07	15,000,000	14,985
Merrill Lynch & Co., 5.505%, 1/26/07	3,000,000	3,000
Morgan Stanley Dean Witter, 5.27%, 1/29/07	15,000,000	14,939
Morgan Stanley Dean Witter, 5.29%, 1/5/07	15,000,000	14,991

Total		62,882

Short Term Business Credit (1.2%)
HSBC Finance Corp., 5.75%, 1/30/07	2,800,000	2,801
HSBC Finance Corp., 7.875%, 3/1/07	3,100,000	3,112
Old Line Funding Corp., 5.27%, 1/17/07	15,000,000	14,965
Old Line Funding Corp., 5.28%, 1/4/07	15,000,000	14,993

Total		35,871

Total Money Market Investments (Cost: $350,579)		350,598

Total Investments (108.9%) (Cost $2,408,407)(a)		3,212,205

Other Assets, Less Liabilities (-8.9%)		(262,573)

Net Assets (100.0%)		2,949,632

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $52,770, representing 1.79% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $2,413,431 and the net unrealized appreciation of investments based on that cost was $798,774 which is comprised of $881,509 aggregate gross unrealized appreciation and $82,735 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US 5 Year Note (CBT) Commodity (Short)	127	3/07	$(90)
(Total Notional Value at December 31, 2006, $13,434 )
S&P 500 Index Futures (Long)	42	3/07	$(48)
(Total Notional Value at December 31, 2006, $15,046 )
US Ten Year Treasury Note (Short)	53	3/07	$(76)
(Total Notional Value at December 31, 2006, $5,772 )

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Generate above-average income and capital appreciation by investing in a diversified mix of fixed income securities rated below investment grade.	$277 million

The High Yield Bond Portfolio seeks to achieve high current income and capital appreciation. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called “junk bonds.”

High yield bonds performed well in 2006, with the Citigroup High Yield Cash Pay Index returning 11.71%. By comparison, the Citigroup U.S. Broad Investment-Grade Index — a measure of performance of higher quality bonds — returned 4.33%. The high yield market was helped by good news on the economy, moderating energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In addition, default rates on high yield bonds approached record lows. Against that backdrop, investor demand for high yield bonds surged. Lower rated bonds performed best for the year, as bonds rated BB (just one step below investment grade), B, and CCC returned 9.85%, 11.88%, and 19.26%, respectively, as measured by the credit tranches of the High Yield Index. Looking at returns by sector, automotive debt, which is the largest segment of the Index, returned almost 25% in 2006 after underperforming in 2005.

For the year ended December 31, 2006, the Portfolio had a total return of 9.77%, compared with the 11.71% return of the Index. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) The average return for the Portfolio’s peer group, the Lipper High Current Yield Funds, was 9.96% for the same period.

The Portfolio underperformed its benchmark in 2006 primarily due to its conservative positioning at a time when the lowest rated, riskiest segment of the market performed best. In addition, we essentially carried a structural underweight to Auto/Vehicle Parts, which was the best performing segment of the debt market last year.

Looking at the Portfolio’s credit exposure, we underweighted the lowest quality bonds for a number of reasons. We were concerned about valuations in the market as both the absolute spread and difference in yield between CCC and higher rated bonds within the high yield universe decreased over the course of the year to near historic lows. The lower the spread, the less we were being compensated for taking on additional credit risk. Finally, we saw a subtle but perceptible shift up in credit risk in the marketplace because of the structure and amount of debt issued to finance leveraged buyouts and equity friendly behavior. As a result, the Portfolio was overweight in BB bonds and underweight in CCC in a year when the riskiest bonds continued to outperform. However, one advantage to that positioning was that with the difference in yield between the highest and lowest rated segments of the market at historic lows, we were able to increase the Portfolio’s credit quality with comparatively little give-up in yield.

In terms of sector weightings, we favored asset-rich companies in cable and media and hotels and leisure. These sectors performed well in 2006, but lagged autos, where we were underweight. Automotive bonds are the largest single industry in our Index, and we typically do not concentrate the Portfolio so heavily in any single sector or issuer. That means we essentially carried a structural underweight to automotive debt.

With credit spreads so narrow, high yield bonds began to react to changes in interest rates more like investment grade bonds than they traditionally have in the past. That was because there was no longer a big yield cushion to dampen the effect of higher interest rates. Rates were volatile over the course of the year, ultimately ending slightly higher. That increase in rates detracted modestly from performance.

Looking ahead, we are cautious on the high yield market, because we see an imbalance of risks — yield spreads are at historically low levels, while we have seen a subtle deterioration of credit quality in the marketplace as a result of the amount and structure of debt issued to finance leveraged buyouts and equity-friendly behavior. Subject to changes in the current bond market, moving some of our holdings up in credit quality within the high yield asset class may be prudent.

High Yield Bond Portfolio

High Yield Bond Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	9.77%	9.48%	5.96%
Citigroup High Yield Cash Pay Index	11.71%	10.14%	7.03%
Lehman Brothers High Yield Intermediate Market Index	11.41%	9.76%	6.08%
High Current Yield Funds Lipper Average	9.96%	8.99%	5.51%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

The Portfolio invests in lower-quality securities which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owing shares of bond funds.

The Citigroup High Yield Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

The Lehman Brothers High Yield Intermediate Market Index covers the universe of fixed rate, non-investment grade debt, Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures and 144As are also included.

The Lipper Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that aim at high (relative) current yields from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

There are greater risks inherent in a fund that primarily invests in high yield bonds.

High Yield Bond Portfolio

High Yield Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,074.70	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.43

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

High Yield Bond Portfolio

High Yield Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.9%)
Bombardier, Inc., 8.00%, 11/15/14 144A	469,000	481
L-3 Communications Corp., 7.625%, 6/15/12	1,870,000	1,935

Total		2,416

Autos/Vehicle Parts (3.9%)
Arvinmeritor, Inc., 8.75%, 3/1/12	389,000	400
Ford Motor Credit Co., 7.375%, 2/1/11	595,000	589
Ford Motor Credit Co., 8.00%, 12/15/16	2,020,000	1,995
Ford Motor Credit Co., 8.625%, 11/1/10	710,000	731
Ford Motor Credit Co., 9.875%, 8/10/11	2,705,000	2,892
General Motors Corp., 8.375%, 7/15/33	780,000	722
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11 144A	604,000	624
Lear Corp., 8.50%, 12/1/13 144A	671,000	651
Lear Corp., 8.75%, 12/1/16 144A	1,342,000	1,297
TRW Automotive, Inc., 9.375%, 2/15/13	410,000	440
Visteon Corp., 8.25%, 8/1/10	445,000	434

Total		10,775

Basic Materials (12.0%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,687,000	1,514
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	670,000	580
Arch Western Finance LLC, 6.75%, 7/1/13	1,170,000	1,161
BCP Caylux Holding, 9.625%, 6/15/14	755,000	834
Berry Plastics Holding Corp., 8.875%, 9/15/14 144A	540,000	548
Bowater Canada Finance, 7.95%, 11/15/11	780,000	764
Cascades, Inc., 7.25%, 2/15/13	504,000	503
Crown Americas, Inc., 7.625%, 11/15/13	962,000	991
Crown Americas, Inc., 7.75%, 11/15/15	825,000	856
Equistar Chemicals LP, 8.75%, 2/15/09	1,030,000	1,079
Equistar Chemicals LP, 10.625%, 5/1/11	1,585,000	1,688
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,545,000	1,657
Georgia Gulf Corp., 9.50%, 10/15/14 144A	935,000	912
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	1,853,000	1,848

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	1,179,000	1,176
Georgia-Pacific Corp., 8.125%, 5/15/11	845,000	887
Graphic Packaging International Corp., 9.50%, 8/15/13	881,000	929
Hexion US Finance Corp., 9.75%, 11/15/14 144A	1,955,000	1,982
Huntsman LLC, 11.50%, 7/15/12	745,000	840
Invista, 9.25%, 5/1/12 144A	875,000	938
Lyondell Chemical Co., 8.00%, 9/15/14	1,545,000	1,603
Massey Energy Co., 6.875%, 12/15/13	1,190,000	1,119
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	445,000	445
Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	560,000	563
Mosaic Co., 7.375%, 12/1/14 144A	335,000	344
Mosaic Co., 7.625%, 12/1/16 144A	335,000	347
Norampac, Inc., 6.75%, 6/1/13	625,000	608
Novelis, Inc., 8.25%, 2/15/15 144A	748,000	724
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	1,064,000	1,032
Owens-Brockway Glass Container, Inc., 7.75%, 5/15/11	1,555,000	1,598
Peabody Energy Corp., 7.375%, 11/1/16	935,000	996
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	1,257,000	1,339
Smurfit-Stone Container, 8.375%, 7/1/12	955,000	936

Total		33,341

Builders/Building Materials (2.1%)
Beazer Homes USA, Inc., 6.50%, 11/15/13	557,000	543
Beazer Homes USA, Inc., 6.875%, 7/15/15	223,000	219
K. Hovnanian Enterprises, Inc., 7.75%, 5/15/13	1,400,000	1,396
KB Home, 7.75%, 2/1/10	1,030,000	1,048
Standard Pacific Corp., 6.50%, 8/15/10	1,250,000	1,222
Technical Olympic USA, Inc., 8.25%, 4/1/11 144A	545,000	531
Technical Olympic USA, Inc., 9.00%, 7/1/10	750,000	739

Total		5,698

Capital Goods (2.3%)
Amsted Industries, Inc., 10.25%, 10/15/11 144A	915,000	979

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Capital Goods continued
Case New Holland, Inc., 9.25%, 8/1/11	1,676,000	1,774
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	675,000	702
Terex Corp., 7.375%, 1/15/14	610,000	619
United Rentals North America, Inc., 6.50%, 2/15/12	2,295,000	2,267

Total		6,341

Consumer Products/Retailing (6.4%)
Albertson’s, Inc., 7.50%, 2/15/11	1,325,000	1,377
Delhaize America, Inc., 8.125%, 4/15/11	1,330,000	1,435
Education Management LLC, 10.25%, 6/1/16 144A	1,155,000	1,221
GSC Holdings Corp., 8.00%, 10/1/12	1,105,000	1,155
Jostens IH Corp., 7.625%, 10/1/12	844,000	855
Levi Strauss & Co., 10.122%, 4/1/12	780,000	800
Michaels Stores, Inc., 10.00%, 11/1/14 144A	804,000	836
Oxford Industries, Inc., 8.875%, 6/1/11	1,693,000	1,749
Phillips Van Heusen Corp., 7.25%, 2/15/11	563,000	574
Phillips Van Heusen Corp., 8.125%, 5/1/13	200,000	210
Rent-A-Center, 7.50%, 5/1/10	497,000	498
Rite Aid Corp., 8.125%, 5/1/10	1,505,000	1,537
Sally Holdings LLC, 9.25% 11/15/14 144A	804,000	819
Sally Holdings LLC, 10.50%, 11/15/16 144A	896,000	914
Simmons Bedding Co., 7.875%, 1/15/14	1,115,000	1,129
SUPERVALU, Inc., 7.50%, 11/15/14	1,120,000	1,168
United Auto Group, Inc., 7.75%, 12/15/16 144A	670,000	673
Warnaco, Inc., 8.875%, 6/15/13	755,000	802

Total		17,752

Energy (10.9%)
AmeriGas Partners LP, 7.25%, 5/20/15	840,000	851
Basic Energy Services, Inc., 7.125%, 4/15/16	610,000	601
Chesapeake Energy Corp., 6.375%, 6/15/15	823,000	815
Chesapeake Energy Corp., 6.625%, 1/15/06	1,405,000	1,396
Chesapeake Energy Corp., 7.50%, 9/15/13	620,000	646
Chesapeake Energy Corp., 7.625%, 7/15/13	655,000	690
Colorado Interstate Gas, 6.80%, 11/15/15	1,675,000	1,741
Complete Production Services, Inc., 8.00%, 12/15/16 144A	803,000	823

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Denbury Resources, Inc., 7.50%, 12/15/15	410,000	418
El Paso Performance-Link Trust, 7.75%, 7/15/11 144A	1,290,000	1,364
El Paso Production Holding, 7.75%, 6/1/13	1,328,000	1,389
Hanover Compressor Co., 7.50%, 4/15/13	152,000	154
Hanover Compressor Co., 9.00%, 6/1/14	665,000	718
Kinder Morgan, Inc., 5.35%, 1/5/11	875,000	853
Kinder Morgan, Inc., 5.70%, 1/5/16	1,345,000	1,234
Newfield Exploration Co., 6.625%, 9/1/14	190,000	190
Newfield Exploration Co., 6.625%, 4/15/16	895,000	891
OPTI Canada, Inc., 8.25%, 12/15/14 144A	1,010,000	1,038
Petrohawk Energy Corp., 9.125%, 7/15/13	1,536,000	1,612
Pioneer Natural Resource Co., 5.875%, 7/15/16	610,000	563
Pogo Producing Co., 7.875%, 5/1/13	726,000	737
Range Resources Corp., 6.375%, 3/15/15	1,119,000	1,091
Range Resources Corp., 7.50%, 5/15/16	235,000	241
Regency Energy Partners LP/Regency Energy Finance Corp., 8.375%, 12/15/13 144A	670,000	672
Sesi LLC, 6.875%, 6/1/14	1,145,000	1,139
Sonat, Inc., 7.625%, 7/15/11	995,000	1,055
Tesoro Corp., 6.625%, 11/1/15	1,225,000	1,216
Whiting Petroleum Corp., 7.25%, 5/1/13	1,254,000	1,257
Williams Companies, Inc., 6.375%, 10/1/10 144A	4,095,000	4,120
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/1/17 144A	538,000	549

Total		30,064

Financials (3.6%)
Crum & Forster Holding Corp., 10.375%, 6/15/13	555,000	601
E*Trade Financial Corp., 7.875%, 12/1/15	1,210,000	1,286
General Motors Acceptance Corp. LLC, 6.875%, 9/15/11	3,180,000	3,261
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	1,480,000	1,549
LaBranche & Co., Inc., 9.50%, 5/15/09	375,000	394
LaBranche & Co., Inc., 11.00%, 5/15/12	561,000	604
Residential Capital LLC, 7.204%, 4/17/09 144A	1,301,000	1,308

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	825,000	858

Total		9,861

Foods (2.8%)
B&G Foods, Inc., 8.00%, 10/1/11	939,000	948
Constellation Brands, Inc., 7.25%, 9/1/16	885,000	909
Dole Foods Co., 8.625%, 5/1/09	840,000	835
Gold Kist, Inc., 10.25%, 3/15/14	604,000	696
Land O Lakes, Inc., 9.00%, 12/15/10	643,000	682
Reynolds America, Inc., 7.25%, 6/1/13	1,660,000	1,727
Reynolds America, Inc., 7.625%, 6/1/16	1,090,000	1,155
Smithfield Foods, Inc., 7.75%, 5/15/13	755,000	781

Total		7,733

Gaming/Leisure/Lodging (9.4%)
AMC Entertainment, Inc., 9.50%, 2/1/11	415,000	417
AMC Entertainment, Inc., 11.00%, 2/1/16	728,000	817
American Casino & Entertainment, 7.85%, 2/1/12	780,000	797
Boyd Gaming Corp., 7.75%, 12/15/12	1,355,000	1,401
Buffalo Thunder Development Authority, 9.375%, 12/15/14 144A	335,000	340
Corrections Corp. of America, 6.25%, 3/15/13	1,398,000	1,386
Felcor Lodging LP, 8.50%, 6/1/11	1,117,000	1,190
Hertz Corp., 8.875%, 1/1/14 144A	1,295,000	1,357
Host Hotels & Resorts LP, 6.875%, 11/1/14 144A	313,000	317
Host Marriott LP, 7.125%, 11/1/13	2,865,000	2,928
Mandalay Resort Group, 9.375%, 2/15/10	660,000	706
MGM Mirage, Inc., 6.375%, 12/15/11	1,135,000	1,129
MGM Mirage, Inc., 6.75%, 9/1/12	755,000	744
MGM Mirage, Inc., 8.375%, 2/1/11	1,130,000	1,172
MGM Mirage, Inc., 8.50%, 9/15/10	1,210,000	1,295
Park Place Entertainment Corp., 8.125%, 5/15/11	1,325,000	1,386
Pokagon Gaming Authority, 10.375%, 6/15/14 144A	384,000	420
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	875,000	891
Starwood Hotels & Resorts, 7.875%, 5/1/12	735,000	776
Station Casinos, Inc., 6.00%, 4/1/12	410,000	389
Station Casinos, Inc., 6.625%, 3/15/18	615,000	527
Station Casinos, Inc., 6.875%, 3/1/16	685,000	615
Universal City Development Corp., 11.75%, 4/1/10	907,000	972

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Universal City Florida, 8.375%, 5/1/10	400,000	410
Wimar OpCo LLC, 9.625%, 12/15/14 144A	1,685,000	1,668
Wynn Las Vegas LLC, 6.625%, 12/1/14	2,050,000	2,037

Total		26,087

Health Care/Pharmaceuticals (6.0%)
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	410,000	417
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	410,000	429
HCA Inc., 8.75%, 9/1/10	440,000	459
HCA, Inc., 9.125%, 11/15/14 144A	782,000	836
HCA, Inc., 9.25%, 11/15/16 144A	3,164,000	3,388
(c)HCA, Inc., 9.625%, 11/15/16 144A	1,173,000	1,260
Iasis Healthcare Corp., 8.75%, 6/15/14	1,112,000	1,126
OMEGA Healthcare Investors, Inc., 7.00%, 4/1/14	750,000	756
OMEGA Healthcare Investors, Inc., 7.00%, 1/15/16	285,000	286
Omnicare Inc., 6.75%, 12/15/13	825,000	815
Senior Housing Properties Trust, 8.625%, 1/15/12	610,000	662
Service Corp. International, 6.75%, 4/1/16	825,000	821
Service Corp. International, 7.375%, 10/1/14	175,000	183
Tenet Healthcare Corp., 6.375%, 12/1/11	1,170,000	1,071
US Oncology, Inc., 9.00%, 8/15/12	940,000	992
Vanguard Health Holding II, 9.00%, 10/1/14	1,175,000	1,189
Ventas Realty LP, 6.50%, 6/1/16	340,000	349
Ventas Realty LP, 6.75%, 6/1/10	605,000	623
Ventas Realty LP, 9.00%, 5/1/12	750,000	848

Total		16,510

Media (11.2%)
Charter Communication Holdings LLC, 10.25%, 9/15/10	1,740,000	1,816
Charter Communications Holdings LLC, 11.00%, 10/1/15	810,000	831
Clear Channel Communications, Inc., 6.25%, 3/15/11	885,000	860
CSC Holdings, Inc., 7.625%, 4/1/11	2,055,000	2,094
CSC Holdings, Inc., 7.875%, 2/15/18	845,000	843
CSC Holdings, Inc., 8.125%, 7/15/09	780,000	808
CSC Holdings, Inc., 8.125%, 8/15/09	408,000	423
The DIRECTV Group, Inc., 6.375%, 6/15/15	440,000	422
Echostar DBS Corp., 6.375%, 10/1/11	2,250,000	2,236
Echostar DBS Corp., 7.00%, 10/1/13	670,000	669

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Media continued
EchoStar DBS Corp., 7.125%, 2/1/16	430,000	430
Idearc, Inc., 8.00%, 11/15/16 144A	3,520,000	3,573
Intelsat Bermuda, Ltd., 8.50%, 1/15/13	934,000	948
Intelsat Bermuda, Ltd., 11.25%, 6/15/16 144A	658,000	722
Intelsat Bermuda, Ltd., 11.354%, 6/15/13 144A	878,000	922
Kabel Deutschland GMBH, 10.625%, 7/1/14	845,000	937
Lamar Media Corp., 6.625%, 8/15/15	1,105,000	1,095
LIN Television Corp., 6.50%, 5/15/13	1,170,000	1,114
Mediacom Broadband LLC, 8.50%, 10/15/15	785,000	795
Mediacom Broadband LLC, 8.50%, 10/15/15 144A	400,000	405
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	390,000	388
Primedia, Inc., 8.00%, 5/15/13	400,000	387
Quebecor World, Inc., 9.75%, 1/15/15 144A	900,000	906
R.H. Donnelley Corp., 6.875%, 1/15/13	3,850,000	3,691
R.H. Donnelley Corp., 8.875%, 1/15/16	695,000	730
Rogers Cable, Inc., 6.25%, 6/15/13	681,000	686
Rogers Cable, Inc., 7.875%, 5/1/12	755,000	816
Sinclair Broadcast Group, 8.00%, 3/15/12	1,205,000	1,244
Videotron Ltee, 6.375%, 12/15/15	340,000	332

Total		31,123

Real Estate (1.3%)
American Real Estate Partners LP, 7.125%, 2/15/13	390,000	392
The Rouse Co., 7.20%, 9/15/12	1,175,000	1,203
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	1,035,000	1,039
Trustreet Properties, Inc., 7.50%, 4/1/15	805,000	869

Total		3,503

Services (2.6%)
Allied Waste North America, 6.375%, 4/15/11	1,655,000	1,634
Allied Waste North America, 6.50%, 11/15/10	980,000	982
Allied Waste North America, 7.25%, 3/15/15	1,411,000	1,413
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	540,000	578
Rental Service Corp., 9.50%, 12/1/14 144A	837,000	864
WCA Waste Corp., 9.25%, 6/15/14	880,000	920
West Corp., 9.50%, 10/15/14 144A	803,000	803

Total		7,194

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Structured Product (2.3%)
Dow Jones Credit Derivative High Yield, 7.375%, 6/29/11 144A	3,500,000	3,590
Dow Jones Credit Derivative High Yield, 8.25%, 12/29/10	2,670,000	2,760

Total		6,350

Technology (4.4%)
Flextronics International, Ltd., 6.50%, 5/15/13	1,130,000	1,116
Freescale Semiconductor, Inc., 8.875%, 12/15/14 144A	1,341,000	1,336
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14 144A	1,342,000	1,334
Freescale Semiconductor, Inc., 10.125%, 12/15/16 144A	335,000	335
Nortel Networks, Ltd., 10.75%, 7/15/16 144A	440,000	481
NXP BV/NXP Funding LLC, 7.875%, 10/15/14 144A	1,115,000	1,153
NXP BV/NXP Funding LLC, 9.50%, 10/15/15 144A	505,000	518
Sanmina Corp., 8.125%, 3/1/16	510,000	493
Stats Chippac, Inc., 6.75%, 11/15/11	662,000	649
Sungard Data Systems, Inc., 9.125%, 8/15/13	1,315,000	1,380
Travelport, Inc., 9.875%, 9/1/14 144A	110,000	111
Travelport, Inc., 11.875, 9/1/16 144A	885,000	907
Xerox Corp., 7.20%, 4/1/16	751,000	803
Xerox Corp., 7.625%, 6/15/13	1,415,000	1,485

Total		12,101

Telecommunications (5.6%)
American Tower Corp., 7.125%, 10/15/12	1,260,000	1,295
Citizens Communications, 9.25%, 5/15/11	2,955,000	3,269
Nextel Communications, Inc., 6.875%,	1,105,000	1,116
Qwest Capital Funding, Inc., 7.90%, 8/15/10	870,000	906
Qwest Communications International, Inc., 7.50%, 11/1/08	375,000	381
Qwest Corp., 7.50%, 10/1/14	221,000	234
Qwest Corp., 7.875%, 9/1/11	3,156,000	3,361
Rogers Wireless, Inc., 6.375%, 3/1/14	620,000	628
Rogers Wireless, Inc., 7.25%, 12/15/12	501,000	531
Rogers Wireless, Inc., 8.00%, 12/15/12	1,220,000	1,302
Windstream Corp., 8.125%, 8/1/13 144A	1,150,000	1,245
Windstream Corp., 8.625%, 8/1/16 144A	1,095,000	1,199

Total		15,467

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Transportation-Rail & Other (2.0%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	933,000	996
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	750,000	810
Kansas City Southern de Mexico SA de CV, 7.625%, 12/1/13 144A	470,000	470
OMI Corp., 7.625%, 12/1/13	1,173,000	1,199
Ship Finance International, Ltd., 8.50%, 12/15/13	545,000	544
Stena AB, 7.50%, 11/1/13	1,615,000	1,596

Total		5,615

Utilities (5.8%)
The AES Corp., 8.75%, 5/15/13 144A	1,750,000	1,875
The AES Corp., 9.375%, 9/15/10	860,000	934
Aquila, Inc., 9.95%, 2/1/11	78,000	85
CMS Energy Corp., 7.75%, 8/1/10	1,170,000	1,234
Dynegy Holdings, Inc., 8.375%, 5/1/16	910,000	956
Edison Mission Energy, 7.73%, 6/15/09	2,605,000	2,696
Midwest Generation LLC, 8.75%, 5/1/34	935,000	1,014
Nevada Power Co., 8.25%, 6/1/11	885,000	967
NRG Energy, Inc., 7.25%, 2/1/14	1,810,000	1,824
NRG Energy, Inc., 7.375%, 2/1/16	430,000	432
NRG Energy, Inc., 7.375%, 1/15/17	2,606,000	2,613
PSEG Energy Holdings LLC, 8.50%, 6/15/11	291,000	313
Sierra Pacific Resources, 8.625%, 3/15/14	392,000	421
Teco Energy, Inc., 6.75%, 5/1/15	565,000	590

Total		15,954

Total Bonds (Cost: $258,922)		263,885

Common Stocks and Warrants (0.0%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging (0.0%)
*Shreveport Gaming Holdings, Inc.	4,168	55

Total Common Stocks and Warrants (Cost: $76)		55

Money Market Investments (3.1%)

Finance Services (1.3%)
Bryant Park Funding LLC, 5.31%, 1/16/07	3,700,000	3,692

Total		3,692

Short Term Business Credit (1.8%)
Sheffield Receivables, 5.32%, 1/3/07	5,000,000	4,998

Total		4,998

Total Money Market Investments (Cost: $8,690)		8,690

Total Investments (98.6%) (Cost $267,688)(a)		272,630

Other Assets, Less Liabilities (1.4%)		4,009

Net Assets (100.0%)		276,639

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $65,194, representing 23.57% of the net assets.

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $267,720 and the net unrealized appreciation of investments based on that cost was $4,910 which is comprised of $6,225 aggregate gross unrealized appreciation and $1,315 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in high quality corporate bonds, U.S. government bonds and government agency securities.	$924 million

The Select Bond Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital. The Portfolio seeks to achieve these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency, or if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to seek to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors. This will increase Portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

As measured by the Citigroup U.S. Broad Investment Grade “BIG” Bond Index, bonds enjoyed a seventh consecutive year of positive returns in 2006, when economic growth, energy prices, and inflation all moderated. However, interest rates edged up, limiting bond returns. For the year, the BIG Index (a broad-based bond index) rose 4.33%. In June, the Federal Reserve paused its long-running campaign for higher rates in June. Those rate hikes pushed yields at the short end of the yield curve (a graphic representation of yields at different bond maturities) above those on longer-term notes and bonds. As of December 31, 2006, the yield on the three-month Treasury bill was 5.01%. By comparison, the yields on two-, 10-, and 30-year Treasury securities were 4.82%, 4.71%, and 4.81% respectively. Based on Citigroup High Yield Cash Pay Index, riskier, lower rated bonds performed best, with high yield securities outperforming investment-grade bonds. This is also true when looking at returns of the broad sectors of the taxable bond market, where corporate and mortgage-backed securities, or “MBS,” had very similar returns and outperformed Treasuries.

In that environment, the Select Bond Portfolio had a total return of 3.74% for the year ended December 31, 2006, underperforming the Citigroup BIG Index, which returned 4.33% for the year. (This Index is unmanaged, cannot be invested in directly and does not include expenses.) The average return for the Portfolio’s peer group, the Lipper Corporate Debt Funds A Rated, was 4.22% for the same period.

For all of 2006, the Portfolio’s lower duration (price sensitivity to interest rate changes) helped performance relative to its benchmark as interest rates rose modestly. Our overweight position in MBS and corporate bonds also helped relative results.

In terms of rate sensitivity, we kept the Portfolio’s duration slightly short relative to its benchmark throughout the year. That positioning helped because rates were volatile, and ultimately finished the year a little higher. In addition, we thought it made sense to favor shorter-term securities because of the shape of the yield curve — there was little difference in yield between short- and longer-term bonds. As a result, we were able to reduce the Portfolio’s interest rate risk while giving up little additional yield.

In terms of sector allocation, we held a sizable overweight position in MBS and a modest overweight in corporates relative to the Index. We prefer MBS’ combination of high credit quality and attractive yields. Mortgage-backed and corporate bonds had very similar returns in 2006, both finishing ahead of Treasury bonds. This resulted in a positive effect on the Portfolio’s absolute and relative return.

Within corporates, we added a small slice of bonds rated below investment grade during 2006. We felt these securities had attractive risk and return characteristics given we believed the economic environment was benign. Lower rated bonds also generally performed better during the year, so having this below investment grade piece helped. However, relative to our Lipper peer group, the overall credit quality of the Portfolio was higher and corporate exposure lower. As a result, that positioning detracted slightly from performance when compared with the competition in a period when riskier assets generally outperformed.

At year end, 52% of the Select Bond Portfolio’s net assets were in mortgage- and asset-backed securities, 16% in Treasury and agency securities, and 29% in corporate bonds. The remainder was in cash-equivalent investments.

Looking ahead, we are generally constructive on the economy, and think the risk of recession priced into the Treasury market is overdone. As a result, we are likely to keep duration relatively short in the event interest rates back up from current levels. Modest, positive growth also argues for a fairly benign credit market. As a result, we will continue to look for opportunities to add select corporate securities that we believe have attractive risk/reward characteristics and credit fundamentals. In terms of sector weightings, we are likely to continue to favor mortgage-backed securities because of their attractive yield and credit profile.

Select Bond Portfolio

Select Bond Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Select Bond Portfolio	3.74%	5.60%	6.36%
Citigroup U.S. Broad Investment Grade Index	4.33%	5.10%	6.26%
Corporate Debt Funds A Rated Funds Lipper Average	4.22%	4.87%	5.76%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page ii of the Performance Summary of the Separate Account report.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owing individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Citigroup U.S. Broad Investment Grade Bond Index. It is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

The Portfolio changed its benchmark index from the Merrill Lynch U.S. Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds. Consistent with the Portfolio’s stated parameters, no more than 10% of the portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

Select Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,048.00	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Select Bond Portfolio

Select Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (1.8%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	1,850,000	1,800
Boeing Capital Corp., 4.75%, 8/25/08	3,067,000	3,044
General Dynamics Corp., 3.00%, 5/15/08	3,660,000	3,544
General Dynamics Corp., 4.25%, 5/15/13	600,000	567
L-3 Communications Corp., 6.375%, 10/15/15	1,930,000	1,911
Lockheed Martin Corp., 6.15%, 9/1/36	735,000	772
Lockheed Martin Corp., 7.65%, 5/1/16	875,000	1,010
Raytheon Co., 5.50%, 11/15/12	3,680,000	3,702

Total		16,350

Auto Manufacturing (0.2%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	1,940,000	1,943

Total		1,943

Banking (3.7%)
Bank of America Corp., 5.42%, 3/15/17 144A	1,900,000	1,872
Bank of America Corp., 5.625%, 10/14/16	2,045,000	2,082
Bank of New York Co., Inc., 4.95%, 1/14/11	1,050,000	1,040
Bank One Corp., 5.25%, 1/30/13	2,835,000	2,810
Barclays Bank PLC, 5.926%, 12/15/16 144A	890,000	901
BB&T Corp., 4.90%, 6/30/17	650,000	615
Citigroup, Inc., 5.85%, 8/2/16	2,700,000	2,792
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	480,000	472
Fifth Third Bancorp, 5.45%, 1/15/17	1,905,000	1,883
JPMorgan Chase Bank NA, 5.875%, 6/13/16	2,705,000	2,778
M&I Marshall & Ilsley Bank, 5.30%, 9/8/11	1,770,000	1,771
Mellon Bank NA, 5.45%, 4/1/16	1,190,000	1,186
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	2,449,000	2,414
National City Bank, 5.25%, 12/15/16 144A	445,000	436
Northern Trust Corp., 5.30%, 8/29/11	580,000	582
State Street Bank and Trust Co., 5.30%, 1/15/16	1,385,000	1,371
UnionBanCal Corp., 5.25%, 12/16/13	565,000	555
US Bank NA, 4.80%, 4/15/15	1,155,000	1,106
Wachovia Corp., 5.35%, 3/15/11	2,215,000	2,221

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Wachovia Corp., 5.625%, 10/15/16	1,225,000	1,236
Washington Mutual Bank, 5.95%, 5/20/13	770,000	783
Wells Fargo Bank NA, 5.75%, 5/16/16	2,310,000	2,366
Zions Bancorporation, 5.50%, 11/16/15	1,520,000	1,495

Total		34,767

Beverage/Bottling (1.1%)
Anheuser-Busch Companies, Inc., 4.375%, 1/15/13	415,000	393
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	400,000	384
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	3,025,000	3,321
Bottling Group LLC, 5.50%, 4/1/16	815,000	812
Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,212
Diageo Capital PLC, 4.375%, 5/3/10	420,000	409
PepsiAmericas, Inc., 4.875%, 1/15/15	1,710,000	1,637
SABMiller PLC, 6.20%, 7/1/11 144A	1,965,000	2,011

Total		10,179

Building Products (0.1%)
CRH America, Inc., 6.00%, 9/30/16	575,000	580

Total		580

Cable/Media/Broadcasting/Satellite (1.4%)
Clear Channel Communications, Inc., 5.50%, 9/15/14	150,000	127
Clear Channel Communications, Inc., 6.25%, 3/15/11	1,430,000	1,390
Comcast Corp., 6.45%, 3/15/37	775,000	775
Comcast Corp., 6.50%, 1/15/17	1,150,000	1,200
Historic TW, Inc., 6.625%, 5/15/29	155,000	157
News America, Inc., 6.40%, 12/15/35	1,010,000	1,003
Rogers Cable, Inc., 5.50%, 3/15/14	1,540,000	1,473
TCI Communications, Inc., 8.75%, 8/1/15	735,000	869
Time Warner Companies, Inc., 7.25%, 10/15/17	285,000	311
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	3,110,000	3,198
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	165,000	199
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,500,000	1,724
Viacom, Inc., 6.25%, 4/30/16	160,000	159

Total		12,585

Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Conglomerate/Diversified Manufacturing (0.1%)
Honeywell International, Inc., 5.40%, 3/15/16	370,000	370
United Technologies Corp., 6.35%, 3/1/11	770,000	801

Total		1,171

Consumer Products (0.7%)
The Clorox Co., 4.20%, 1/15/10	1,750,000	1,698
Fortune Brands, Inc., 5.375%, 1/15/16	1,380,000	1,309
The Gillette Co., 2.50%, 6/1/08	3,300,000	3,172

Total		6,179

Electric Utilities (4.8%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	607
Carolina Power & Light, Inc., 6.50%, 7/15/12	255,000	267
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	200,000	201
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	210,000	233
Consolidated Edison Co. of New York, 5.375%, 12/15/15	385,000	382
Consolidated Edison Co. of New York, 5.50%, 9/15/16	430,000	429
Consumer Energy Co., 4.80%, 2/17/09	3,675,000	3,627
DTE Energy Co., 6.375%, 4/15/33	325,000	334
DTE Energy Co., 7.05%, 6/1/11	4,470,000	4,736
Duke Energy Corp., 6.45%, 10/15/32	1,225,000	1,311
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,150,000	1,078
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	641
Florida Power & Light Co., 5.625%, 4/1/34	775,000	762
Florida Power Co., 4.50%, 6/1/10	2,115,000	2,056
FPL Group Capital, Inc., 5.551%, 2/16/08	2,815,000	2,819
Indiana Michigan Power, 5.05%, 11/15/14	1,560,000	1,491
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	763,101	736
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	975,000	944
MidAmerican Energy Holdings Co., 6.125%, 4/1/36	195,000	197
Monongahela Power Co., 5.70%, 3/15/17 144A	615,000	615
Nevada Power Co., 5.875%, 1/15/15	1,200,000	1,194
Nevada Power Co., 6.50%, 5/15/18	1,155,000	1,197
Northern States Power Co., 5.25%, 10/1/18	190,000	184
Oncor Electric Delivery Co., 6.375%, 1/15/15	750,000	773
Oncor Electric Delivery Co., 7.00%, 9/1/22	645,000	694

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Pacific Gas & Electric Co., 6.05%, 3/1/34	795,000	802
PacifiCorp, 5.45%, 9/15/13	3,000,000	2,998
PPL Electric Utilities Corp., 4.30%, 6/1/13	1,800,000	1,686
PPL Electric Utilities Corp., 5.875%, 8/15/07	485,000	486
PPL Electric Utilities Corp., 6.25%, 8/15/09	145,000	149
PPL Energy Supply LLC, 6.00%, 12/15/36	310,000	299
Progress Energy, Inc., 6.85%, 4/15/12	710,000	755
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	979
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,160,000	1,130
Puget Sound Energy, Inc., 3.363%, 6/1/08	1,380,000	1,342
Puget Sound Energy, Inc., 6.274%, 3/15/37	765,000	776
Southern California Edison Co., 5.00%, 1/15/16	1,495,000	1,443
Southern California Edison Co., 5.55%, 1/15/37	230,000	220
Tampa Electric Co., 6.55%, 5/15/36	385,000	408
Toledo Edison Co., 6.15%, 5/15/37	1,925,000	1,895
Virginia Electric & Power Co., 6.00%, 1/15/36	1,600,000	1,592
Xcel Energy, Inc., 6.50%, 7/1/36	590,000	623

Total		45,091

Food Processors (0.7%)
Kellogg Co., 6.60%, 4/1/11	3,610,000	3,786
Kraft Foods, Inc., 5.25%, 10/1/13	385,000	380
Kraft Foods, Inc., 6.25%, 6/1/12	2,020,000	2,098

Total		6,264

Gaming/Lodging/Leisure (0.2%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	420,000	352
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,180,000	1,201

Total		1,553

Gas Pipelines (0.5%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	1,340,000	1,288
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,285,000	1,394
Kinder Morgan Finance, 5.35%, 1/5/11	1,765,000	1,721

Total		4,403

Independent Finance (0.7%)
GMAC LLC, 6.00%, 12/15/11	1,545,000	1,538
HSBC Finance Corp., 4.125%, 11/16/09	2,330,000	2,266

Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Independent Finance continued
International Lease Finance Corp., 4.75%, 1/13/12	1,485,000	1,444
iStar Financial, Inc., 5.15%, 3/1/12	1,405,000	1,366

Total		6,614

Industrials — Other (0.2%)
KB HOME, 7.75%, 2/1/10	1,160,000	1,180
Meritage Homes Corp., 6.25%, 3/15/15	1,160,000	1,102

Total		2,282

Information/Data Technology (0.2%)
Cisco Systems, Inc., 5.50%, 2/22/16	200,000	200
Seagate Technology HDD Holdings, 6.80%, 10/1/16	1,275,000	1,281
Siemens AG, 5.75%, 10/17/16 144A	495,000	502

Total		1,983

Machinery (0.1%)
John Deere Capital Corp., 4.50%, 8/25/08	825,000	814

Total		814

Mortgage Banking (0.4%)
Countrywide Financial Corp., 6.25%, 5/15/16	560,000	571
Residential Capital Corp., 6.00%, 2/22/11	1,715,000	1,712
Residential Capital Corp., 6.50%, 4/17/13	1,500,000	1,520

Total		3,803

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.40%, 7/15/14	590,000	572

Total		572

Oil & Gas Field Machines and Services (0.1%)
Weatherford International, Ltd., 6.50%, 8/1/36	475,000	477

Total		477

Oil and Gas (1.9%)
Anadarko Finance Co., 7.50%, 5/1/31	785,000	891
Anadarko Petroleum Corp., 5.95%, 9/15/16	685,000	686
Anadarko Petroleum Corp., 6.45%, 9/15/36	135,000	136
Conoco Funding Co., 6.35%, 10/15/11	3,105,000	3,247
ConocoPhilips, 5.625% 10/15/16	380,000	382
Encana Holdings Finance Corp., 5.80%, 5/1/14	760,000	765
Hess Corp., 7.125%, 3/15/33	195,000	213
Nexen, Inc., 5.875%, 3/10/35	1,325,000	1,240
Occidental Petroleum, 4.00%, 11/30/07	1,500,000	1,484

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Occidental Petroleum, 10.125%, 9/15/09	1,000,000	1,118
Pemex Project Funding Master Trust, 5.75%, 12/15/15	2,545,000	2,527
Petro-Canada, 5.95%, 5/15/35	690,000	654
Pioneer Natural Resource, 6.875%, 5/1/18	1,340,000	1,296
Suncoc, Inc., 5.75%, 1/15/17	325,000	318
Talisman Energy, Inc., 5.85%, 2/1/37	1,590,000	1,451
Tesoro Corp., 6.25%, 11/1/12	1,590,000	1,582
XTO Energy, Inc., 5.30%, 6/30/15	195,000	189

Total		18,179

Other Finance (0.3%)
SLM Corp., 5.45%, 4/25/11	3,020,000	3,032

Total		3,032

Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	540,000	519

Total		519

Paper and Forest Products (0.2%)
Weyerhaeuser Co., 7.375%, 3/15/32	1,590,000	1,660

Total		1,660

Pharmaceuticals (0.3%)
Abbott Laboratories, 3.75%, 3/15/11	2,480,000	2,342

Total		2,342

Property and Casualty Insurance (0.5%)
Berkley (WR) Corp., 9.875%, 5/15/08	2,860,000	3,022
Berkshire Hathaway Finance, 3.40%, 7/2/07	1,500,000	1,487

Total		4,509

Railroads (1.0%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	3,000,000	3,047
Union Pacific Corp., 3.875%, 2/15/09	3,000,000	2,911
Union Pacific Corp., 7.375%, 9/15/09	3,000,000	3,158

Total		9,116

Real Estate Investment Trusts (1.7%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10	575,000	571
AvalonBay Communities, Inc., 5.50%, 1/15/12	360,000	362
Colonial Realty LP, 6.05%, 9/1/16	255,000	258
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,000,000	990
Duke Realty LP, 5.95%, 2/15/17	615,000	624
ERP Operating LP, 5.25%, 9/15/14	1,325,000	1,310
First Industrial LP, 5.25%, 6/15/09	1,275,000	1,265
HRPT Properties Trust, 5.75%, 11/1/15	800,000	799

Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
ProLogis, 5.50%, 3/1/13	1,380,000	1,376
ProLogis, 5.75%, 4/1/16	865,000	870
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	2,700,000	2,712
Simon Property Group LP, 5.375%, 6/1/11	2,370,000	2,370
Simon Property Group LP, 5.60%, 9/1/11	590,000	595
Simon Property Group LP, 6.10%, 5/1/16	1,155,000	1,197

Total		15,299

Retail Food and Drug (0.5%)
CVS Corp., 4.875%, 9/15/14	2,420,000	2,313
Delhaize America, Inc., 8.125%, 4/15/11	1,965,000	2,120

Total		4,433

Retail Stores (1.5%)
Federated Department Stores, 6.30%, 4/1/09	3,790,000	3,853
Federated Retail Holdings, 5.90%, 12/1/16	385,000	384
The Home Depot, Inc., 5.40%, 3/1/16	945,000	924
The Home Depot, Inc., 5.875%, 12/16/36	3,860,000	3,788
J.C. Penney Co., Inc., 6.875%, 10/15/15	490,000	512
May Department Stores Co., 6.65%, 7/15/24	195,000	193
Target Corp., 5.40%, 10/1/08	4,555,000	4,576

Total		14,230

Security Brokers and Dealers (1.1%)
Credit Suisse First Boston USA, Inc., 5.50%, 8/16/11	975,000	986
Credit Suisse First Boston USA, Inc., 6.125%, 11/15/11	1,470,000	1,522
Goldman Sachs Group, Inc., 5.15%, 1/15/14	2,420,000	2,384
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	1,300,000	1,317
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	400,000	409
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	990,000	964
Morgan Stanley, 5.375%, 10/15/15	1,735,000	1,719
Morgan Stanley, 6.25%, 8/9/26	795,000	831

Total		10,132

Telecommunications (2.0%)
AT&T Corp., 9.05%, 11/15/11	1,500,000	1,624
(e)AT&T Corp., 9.75%, 11/15/31	870,000	1,079
AT&T, Inc., 5.10%, 9/15/14	625,000	607
Cingular Wireless LLC, 7.125%, 12/15/31	1,535,000	1,700

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Deutsche Telekom International Finance, 5.75%, 3/23/16	1,180,000	1,163
Embarq Corp., 6.738%, 6/1/13	610,000	624
Embarq Corp., 7.082%, 6/1/16	660,000	672
Embarq Corp., 7.995%, 6/1/36	385,000	401
France Telecom SA, 8.50%, 3/1/31	800,000	1,050
Sprint Capital Corp., 6.90%, 5/1/19	1,150,000	1,186
Sprint Capital Corp., 8.375%, 3/15/12	1,880,000	2,090
Sprint Capital Corp., 8.75%, 3/15/32	330,000	397
Telecom Italia Capital, 4.00%, 1/15/10	1,565,000	1,494
Telecom Italia Capital, 6.20%, 7/18/11	1,225,000	1,243
Verizon Communications, Inc., 5.55%, 2/15/16	845,000	842
Verizon Global Funding Corp., 5.85%, 9/15/35	1,135,000	1,087
Vodafone Group PLC, 5.50%, 6/15/11	2,035,000	2,041

Total		19,300

Tobacco (0.1%)
Reynolds America, Inc., 7.625%, 6/1/16	1,010,000	1,070

Total		1,070

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.50%, 1/15/16	750,000	736
Johnson Controls, Inc., 6.00%, 1/15/36	360,000	348

Total		1,084

Yankee Sovereign (0.2%)
United Mexican States, 5.625%, 1/15/17	1,480,000	1,481

Total		1,481

Total Corporate Bonds (Cost: $265,703)		263,996

Governments (15.8%)

Governments (15.8%)
Aid-Israel, 5.50%, 4/26/24	1,910,000	1,984
Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,158
Housing & Urban Development, 6.17%, 8/1/14	3,000,000	3,155
Overseas Private Investment, 4.10%, 11/15/14	2,301,840	2,207
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	3,600,000	2,850
US Treasury, 3.125%, 5/15/07	2,740,000	2,721
US Treasury, 4.50%, 11/30/11	2,650,000	2,626
(g)US Treasury, 4.50%, 2/15/36	17,058,000	16,221

Select Bond Portfolio

Select Bond Portfolio

Governments (15.8%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 4.625%, 9/30/08	2,270,000	2,262
US Treasury, 4.625%, 11/30/08	14,450,000	14,398
(g)US Treasury, 4.625%, 11/15/16	19,735,000	19,605
US Treasury, 4.875%, 5/31/08	158,000	158
US Treasury, 4.875%, 8/31/08	8,534,000	8,533
US Treasury, 4.875%, 10/31/08	8,355,000	8,359
(g)US Treasury, 4.875%, 8/15/16	18,217,000	18,435
US Treasury, 5.125%, 6/30/08	9,570,000	9,600
US Treasury, 5.125%, 5/15/16	21,237,000	21,875
US Treasury Inflation Index Bond, 2.00%, 1/15/16	7,603,151	7,341

Total Governments (Cost: $146,338)		146,488

Structured Products (51.7%)

Structured Products (51.7%)
AEP Texas Central Transition Funding, 5.306%, 7/1/20	15,910,000	15,825
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.482%, 2/14/43 IO	79,312,144	2,688
Banc of America Mortgage Securities, Series 2004-G, Class 2AG, 4.657%, 8/25/34	3,817,000	3,768
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.511%, 6/25/34	8,024,000	7,823
Capital Auto Receivables Trust, Series 2006-2, Class A1, 5.34%, 12/15/07	1,885,000	1,885
Capital One Auto Finance Trust, Series 2006-A, Class A2, 5.31%, 5/15/09	4,852,761	4,852
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	1,730,000	1,715
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	3,658,891	3,592
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	4,495,128	4,450
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	4,000,000	4,097
Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.37%, 10/8/07 144A	3,421,998	3,423
DLJ Commerical Mortgage Corp., Series 1998-CF1, Class S, 0.944%, 2/18/31 IO	90,622,324	1,162
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.632%, 10/15/30 IO 144A	52,091,017	370
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.262%, 1/15/25 IO 144A	11,955,296	374

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Fannie Mae Whole Loan, 6.25%, 5/25/42	6,684,435	6,761
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,795,420	1,688
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	2,171,213	2,095
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	5,991,782	5,776
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	3,219,229	3,167
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	542,519	533
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,992,404	1,957
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	2,758,913	2,711
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	13,067,151	12,613
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	30,865,558	29,792
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,003,556	1,004
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,711,855	2,712
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	513,968	514
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	3,686,694	3,684
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,427,232	2,401
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	7,032,438	6,956
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	1,307,427	1,333
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	1,518,614	1,546
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, 5.651%, 4/25/16	7,294,382	7,388
Federal Home Loan Mortgage Corp. TBA, 5.50%, 1/1/37	24,320,000	24,046
Federal Home Loan Mortgage Corp. TBA, 6.00%, 1/1/37	17,469,000	17,595
Federal Home Loan Mortgage Corp. TBA, 6.50%, 1/1/37	11,562,000	11,775
Federal National Mortgage Association, 4.00%, 6/1/19	1,207,510	1,138
Federal National Mortgage Association, 4.50%, 6/1/19	6,530,714	6,308
Federal National Mortgage Association, 4.50%, 8/1/19	1,296,247	1,252
Federal National Mortgage Association, 4.50%, 12/1/19	726,559	702
Federal National Mortgage Association, 4.50%, 7/1/20	3,445,248	3,324
Federal National Mortgage Association, 4.50%, 9/1/20	4,837,600	4,667

Select Bond Portfolio

Select Bond Portfolio

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 3/1/20	2,266,897	2,229
Federal National Mortgage Association, 5.00%, 4/1/20	955,916	940
Federal National Mortgage Association, 5.00%, 5/1/20	8,176,285	8,038
Federal National Mortgage Association, 5.00%, 4/1/35	2,546,134	2,459
Federal National Mortgage Association, 5.00%, 7/1/35	4,135,433	3,994
Federal National Mortgage Association, 5.00%, 10/1/35	2,743,834	2,650
Federal National Mortgage Association, 5.00%, 11/1/35	5,072,920	4,899
Federal National Mortgage Association, 5.00%, 6/1/36	4,190,980	4,046
Federal National Mortgage Association, 5.17%, 1/1/16	2,695,646	2,673
Federal National Mortgage Association, 5.285%, 4/1/16	7,821,897	7,876
Federal National Mortgage Association, 5.32%, 4/1/14	1,756,612	1,767
Federal National Mortgage Association, 5.50%, 9/1/34	1,660,183	1,642
Federal National Mortgage Association, 5.50%, 3/1/35	5,322,979	5,263
Federal National Mortgage Association, 5.50%, 7/1/35	1,215,261	1,201
Federal National Mortgage Association, 5.50%, 8/1/35	3,195,182	3,159
Federal National Mortgage Association, 5.50%, 9/1/35	18,096,611	17,890
Federal National Mortgage Association, 5.50%, 10/1/35	5,351,143	5,290
Federal National Mortgage Association, 5.50%, 11/1/35	14,731,974	14,564
Federal National Mortgage Association, 5.50%, 1/1/36	12,092,477	11,954
Federal National Mortgage Association, 6.00%, 5/1/35	361,048	364
Federal National Mortgage Association, 6.00%, 6/1/35	63,751	64
Federal National Mortgage Association, 6.00%, 7/1/35	5,761,647	5,802
Federal National Mortgage Association, 6.00%, 8/1/35	650,738	655
Federal National Mortgage Association, 6.00%, 10/1/35	2,461,141	2,478
Federal National Mortgage Association, 6.00%, 11/1/35	5,563,455	5,602
Federal National Mortgage Association, 6.00%, 9/1/36	3,884,599	3,911
Federal National Mortgage Association, 6.50%, 11/1/35	2,407,381	2,453
Federal National Mortgage Association, 6.50%, 12/1/35	4,150,181	4,229
Federal National Mortgage Association, 6.50%, 4/1/36	1,273,749	1,298

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.75%, 4/25/18	1,291,865	1,326
Federal National Mortgage Association — Aces, Series 2006-M1, Class B, 5.355%, 2/25/16	6,949,000	6,925
Federal National Mortgage Association TBA, 6.00%, 1/1/37	32,992,000	33,207
Final Maturity Amortizing Notes, 4.45%, 8/25/12	7,527,817	7,264
First Horizon Alternative Mortgage Securities Trust, Series 2004-FA1, 6.25%, 10/25/34	3,521,859	3,543
First Union-Lehman Brothers Commercial Mortgage Trust II, Commerical Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/29	1,910,000	1,952
Freddie Mac, 4.50%, 10/15/33	2,159,707	2,090
Government National Mortgage Association, 5.50%, 10/15/31	57,840	58
Government National Mortgage Association, 5.50%, 11/15/31	17,367	17
Government National Mortgage Association, 5.50%, 12/15/31	202,909	203
Government National Mortgage Association, 5.50%, 1/15/32	542,589	541
Government National Mortgage Association, 5.50%, 2/15/32	190,593	190
Government National Mortgage Association, 5.50%, 3/15/32	172,863	172
Government National Mortgage Association, 5.50%, 4/15/32	17,841	18
Government National Mortgage Association, 5.50%, 7/15/32	31,629	32
Government National Mortgage Association, 5.50%, 9/15/32	4,422,238	4,409
Greenwich Capital Commerical Funding Corp, Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	2,827,000	2,827
Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08	1,600,715	1,596
Honda Auto Receivables Owner Trust, Series 2005-1, Class A3, 3.53%, 10/21/08	3,733,833	3,708
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,287,436	1,345
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.370%, 1/25/29 IO 144A	1,498,557	32
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	453,704	484
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	20,500,000	20,384

Select Bond Portfolio

Select Bond Portfolio

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	180
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	92,056	92
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10 144A	4,169,000	4,169
Washington Mutual Asset Securities Corp., Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	4,050,489	3,911
Washington Mutual Asset Securities Corp., Series 2003-AR10, Class A6, 4.062%, 10/25/33	1,912,000	1,875
Wells Fargo Mortgage Backed Securities, Series 2004-N, Class A6, 4.00%, 8/25/34	5,728,000	5,577
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	7,027,000	7,009
World Omni Auto Receivables Trust, Series 2006-B, Class A1, 5.374%, 10/15/07	12,215,747	12,220

Total Structured Products (Cost: $481,428)		478,208

Money Market Investments (18.2%)

Autos (2.6%)
(b)Daimler Chrysler Auto, 5.29%, 1/9/07	5,000,000	4,994
(b)Daimler Chrysler Auto, 5.30%, 1/10/07	4,470,000	4,464
(b)Fcar Owner Trust 1, 5.32%, 1/17/07	5,000,000	4,988
(b)New Center Asset Trust, 5.28%, 1/11/07	10,000,000	9,986

Total		24,432

Federal Government & Agencies (0.1%)
(b)Federal Home Loan, 5.13%, 3/23/07	1,000,000	989

Total		989

Finance Lessors (3.2%)
(b)Ranger Funding Co. LLC, 5.26%, 1/30/07	5,000,000	4,979
(b)Ranger Funding Co. LLC, 5.29%, 1/22/07	5,000,000	4,985
(b)Thunder Bay Funding, Inc., 5.27%, 1/5/07	5,000,000	4,997

Money Market Investments (18.2%)	Shares/ $ Par	Value $ (000’s)

Finance Lessors continued
(b)Thunder Bay Funding, Inc., 5.28%, 1/5/07	5,000,000	4,996
(b)Windmill Funding Corp., 5.26%, 1/2/07	4,500,000	4,499
(b)Windmill Funding Corp., 5.27%, 1/11/07	5,000,000	4,993

Total		29,449

Finance Services (1.6%)
(b)Bryant Park Funding LLC, 5.28%, 1/11/07	5,000,000	4,992
(b)Bryant Park Funding LLC, 5.31%, 1/23/07	5,000,000	4,984
(b)Ciesco LP, 5.25%, 1/19/07	5,000,000	4,987

Total		14,963

Miscellaneous Business Credit Institutions (2.2%)
(b)General Electric Capital, 5.23%, 1/11/07	10,000,000	9,986
(b)Park Avenue Receivables, 5.27%, 1/10/07	5,000,000	4,993
(b)Park Avenue Receivables, 5.31%, 1/19/07	5,000,000	4,987

Total		19,966

National Commercial Banks (2.2%)
(b)Barclays US Funding LLC, 5.245%, 1/12/07	5,000,000	4,992
Citigroup Funding, Inc., 5.25%, 1/2/07	5,000,000	4,999
UBS Finance LLC, 5.27%, 1/2/07	10,000,000	9,999

Total		19,990

Personal Credit Institutions (2.5%)
American Express Credit, 5.28%, 1/9/07	5,000,000	4,994
American General Finance, 5.285%, 1/3/07	5,000,000	4,999
BMW US Capital Corp., 5.28%, 1/2/07	1,000,000	1,000
BMW US Capital Corp., 5.29%, 1/2/07	2,170,000	2,170
Toyota Motor Credit Corp., 5.24%, 1/11/07	10,000,000	9,985

Total		23,148

Security Brokers and Dealers (1.6%)
Bear Stearns Co., Inc., 5.26%, 1/8/07	5,000,000	4,995
Morgan Stanley Dean Witter, 5.30%, 1/4/07	10,000,000	9,995

Total		14,990

Select Bond Portfolio

Select Bond Portfolio

Money Market Investments (18.2%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (2.2%)
HSBC Finance Corp., 5.22%, 1/11/07	10,000,000	9,986
Old Line Funding Corp., 5.27%, 1/10/07	5,000,000	4,993
Sheffield Receivables, 5.31%, 1/5/07	5,000,000	4,997

Total		19,976

Total Money Market Investments (Cost: $167,903)		167,903

Total Investments (114.3%) (Cost $1,061,372)(a)		1,056,595

Other Assets, Less Liabilities (-14.3%)		(132,138)

Net Assets (100.0%)		924,457

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $34,796, representing 3.76% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $1,062,809 and the net unrealized depreciation of investments based on that cost was $6,214 which is comprised of $5,081 aggregate gross unrealized appreciation and $11,295 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Ten Year Treasury Note (Short)	62	3/07	$(88)
(Total Notional Value at December 31, 2006, $6,752)

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income consistent with liquidity and stability of capital.	Achieve stability of capital by investing in short-term debt securities.	$391 million

The Money Market Portfolio seeks maximum current income consistent with liquidity and stability of capital. The Portfolio seeks to achieve this objective by investing in high quality, short term money market instruments that present minimal credit risk as determined by management. Management will seek to maximize returns by trading to take advantage of changing money market conditions and trends and what they believe are disparities in yield relationships between different money market instruments.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the amount of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases should not adversely affect the Portfolio’s net asset value or net income.

For the year ended December 31, 2006, the Portfolio returned 4.86%, in line with the Merrill Lynch Three-Month U.S. Treasury Bill (T-Bill) Index, which returned 4.85%. The Portfolio’s return compared favorably with the 4.54% average return of its Lipper Money Market Funds peer group. The Portfolio’s outperformance relative to its peer group resulted from our low expenses and effective management of the Portfolio’s weighted average maturity, or “WAM”.

Money market investments performed well, outperforming longer-term bonds for a second consecutive year in 2006. For the year, cash-equivalent investments returned 4.85%, as measured by the Merrill Lynch 90-Day T-Bill Index, while bonds returned 4.33%, as measured by the Citigroup U.S. Broad Investment Grade Bond Index.

Returns on cash-equivalent investments are closely tied to the level of short-term interest rates. During the year, the Federal Reserve appeared to have concluded its two-year campaign for higher interest rates, aimed at keeping the economy from overheating and inflation under control. Indeed, growth slowed from a more than 5% annual rate in the first quarter of 2006 to an estimated 2% in the fourth quarter. At the same time, inflation moderated over the course of the year, while energy prices eased from record highs. The Fed’s rate hikes had the desired effect of slowing the red-hot housing market; nevertheless, the job market and consumer spending remained relatively healthy. For all of 2006, the Fed raised rates from 4.25% at the beginning of the year to 5.25%, where they’ve stood since June.

In terms of Portfolio positioning, we managed the Portfolio’s WAM conservatively, keeping it close to that of its peer group’s average. We were a little shorter earlier in the year and a little longer later in the year. Having a shorter WAM is beneficial when interest rates are rising because it means maturing securities can be reinvested at the new, higher rate more quickly. It is also typically better to have a longer WAM when rates are flat or falling, because it allows the Portfolio to lock in higher yields for a longer time. As a result, these conservative adjustments helped the Portfolio provide better yields and returns than its peer group and the T-Bill Index.

Looking ahead, we see a fairly benign economic environment with modest inflation, which, in our opinion, would likely keep the Fed on hold well into 2007. Therefore, we are likely to maintain the Portfolio’s average maturity close to or slightly longer than that of its peer group. We will continue to carefully monitor the Fed and the economy, and attempt to prudently and conservatively manage the Portfolio’s WAM going forward.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

Money Market Portfolio

Money Market Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,025.70	$1.53
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio

Money Market Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Money Market Investments (99.2%)	Shares/ $ Par	Value $ (000’s)

Asset-Backed Securities (CMO’S) (0.8%)
Franklin Auto Trust, 5.36%, 10/22/07	3,183,180	3,183

Total		3,183

Autos (13.4%)
Daimler Chrysler Auto, 5.25%, 2/5/07	9,000,000	8,954
Daimler Chrysler Auto, 5.26%, 1/24/07	8,500,000	8,471
Fcar Owner Trust 1, 5.27%, 1/18/07	8,500,000	8,479
Fcar Owner Trust 1, 5.29%, 1/23/07	9,000,000	8,971
New Center Asset Trust, 5.25%, 1/5/07	9,000,000	8,995
New Center Asset Trust, 5.25%, 1/8/07	8,500,000	8,491

Total		52,361

Federal Government & Agencies (4.9%)
Fannie Mae, 3.125%, 5/4/07	3,800,000	3,769
Fannie Mae, 4.00%, 5/23/07	11,400,000	11,337
Fannie Mae, 4.84%, 6/22/07	3,900,000	3,886

Total		18,992

Finance Lessors (13.3%)
Ranger Funding Co. LLC, 5.26%, 1/31/07	8,500,000	8,463
Ranger Funding Co. LLC, 5.29%, 1/22/07	9,000,000	8,972
Thunder Bay Funding, Inc., 5.27%, 1/4/07	8,521,000	8,517
Thunder Bay Funding, Inc., 5.29%, 1/17/07	9,000,000	8,980
Windmill Funding Corp., 5.25%, 1/18/07	9,000,000	8,978
Windmill Funding Corp., 5.26%, 1/4/07	8,500,000	8,496

Total		52,406

Finance Services (10.7%)
Bryant Park Funding LLC, 5.27%, 1/3/07	8,500,000	8,498
Bryant Park Funding LLC, 5.28%, 1/11/07	9,000,000	8,987
Ciesco LP, 5.24%, 1/19/07	17,500,000	17,453
HBOS PLC, 3.125%, 1/12/07 144A	3,400,000	3,398
HBOS Treasury Services PLC, 5.32%, 2/9/07	3,400,000	3,400

Total		41,736

Miscellaneous Business Credit Institutions (8.3%)
General Electric Capital Corp., 5.25%, 1/19/07	10,000,000	9,974
General Electric Capital Corp., 5.475%, 7/9/07	5,000,000	5,000

Money Market Investments (99.2%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions continued
Park Avenue Receivables, 5.27%, 2/16/07	9,000,000	8,939
Park Avenue Receivables, 5.31%, 1/24/07	8,500,000	8,471

Total		32,384

National Commercial Banks (12.8%)
Bank of America Corp., 5.30%, 1/18/07	9,000,000	8,977
Bank of America Corp., 5.36%, 8/1/07	3,900,000	3,900
Barclays US Funding LLC, 5.22%, 1/8/07	5,000,000	4,995
Citigroup Funding, Inc., 5.25%, 1/2/07	8,500,000	8,499
Citigroup Funding, Inc., 5.25%, 1/9/07	9,000,000	8,990
Fleetboston Financial Corp., 8.625%, 1/15/07	2,500,000	2,504
UBS Finance LLC, 5.25%, 1/2/07	12,100,000	12,097

Total		49,962

Personal Credit Institutions (10.1%)
American Express Credit, 5.26%, 1/10/07	10,000,000	9,987
American General Finance, 5.28%, 1/3/07	6,000,000	5,998
American General Finance, 5.29%, 1/11/07	5,500,000	5,492
American General Finance, 5.31%, 1/16/07	6,000,000	5,987
Rabobank USA, 5.26%, 1/2/07	11,950,000	11,948

Total		39,412

Security Brokers and Dealers (11.9%)
Bear Stearns Co., Inc., 5.25%, 1/16/07	9,000,000	8,980
Bear Stearns Co., Inc., 5.26%, 1/8/07	7,300,000	7,293
Merrill Lynch & Co., 5.22%, 1/19/07	9,000,000	8,977
Merrill Lynch & Co., 5.505%, 1/26/07	3,700,000	3,700
Morgan Stanley Dean Witter, 5.25%, 1/8/07	9,000,000	8,991
Morgan Stanley Dean Witter, 5.26%, 1/17/07	8,500,000	8,480

Total		46,421

Short Term Business Credit (13.0%)
HSBC Finance Corp., 5.23%, 1/26/07	9,000,000	8,967
HSBC Finance Corp., 5.75%, 1/30/07	3,400,000	3,403

Money Market Portfolio

Money Market Portfolio

Money Market Investments (99.2%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit continued
HSBC Finance Corp., 7.875%, 3/1/07	3,400,000	3,416
Old Line Funding Corp., 5.26%, 1/5/07	8,500,000	8,495
Old Line Funding Corp., 5.31%, 1/17/07	9,000,000	8,979
Sheffield Receivables, 5.28%, 1/12/07	8,500,000	8,486
Sheffield Receivables, 5.28%, 1/19/07	9,000,000	8,976

Total		50,722

Total Money Market Investments (Cost: $387,579)		387,579

Total Investments (99.2%) (Cost $387,579)(a)		387,579

Other Assets, Less Liabilities (0.8%)		3,010

Net Assets (100.0%)		390,589

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold as transactions exempt
from registration, normally to qualified institutional buyers. At
December 31, 2006 the value of these securities (in thousands)
was $3,398, representing 0.87% of the net assets.

Money Market Portfolio

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2006

(in thousands, except per share data)

	Small Cap Growth Stock Portfolio	T. Rowe Price Small Cap Value Portfolio	Aggressive Growth Stock Portfolio	International Growth Portfolio	Franklin Templeton International Equity Portfolio		AllianceBernstein Mid Cap Value Portfolio	Index 400 Stock Portfolio
Assets
Investments, at value (1)	$528,242	$326,392	$1,180,531	$274,034		$1,553,592	$131,790	$534,501
Cash & Cash Equivalents	38	—	124	739		1,420	61	112
Due from Sale of Fund Shares	199	121	289	210		897	65	199
Due from Sale of Securities	1,155	1,251	8,650	—		—	—	230
Due from Sale of Foreign Currency	—	—	—	229		—	—	—
Futures Variation Margin	—	—	—	—		—	—	—
Dividends and Interest Receivables	17	284	359	179		1,619	118	335

Total Assets	529,651	328,048	1,189,953	275,391		1,557,528	132,034	535,377

Liabilities
Due on Purchase of Securities	278	2,465	5,059	716		—	875	915
Payable for Collateral on Securities on Loan (2)	—	—	—	—		—	—	—
Due on Purchase of Foreign Currency	—	—	—	787		—	—	—
Due on Redemption of Fund Shares	301	368	702	815		455	43	293
Due to Investment Advisor	245	233	529	156		779	93	114
Accrued Expenses	8	9	8	35		64	7	10
Futures Variation Margin	207	—	171	—		—	—	305

Total Liabilities	1,039	3,075	6,469	2,509		1,298	1,018	1,637

Net Assets	$528,612	$324,973	$1,183,484	$272,882		$1,556,230	$131,016	$533,740

Represented By:
Aggregate Paid in Capital (3), (4)	$420,826	$227,441	$945,840	$191,271		$944,123	$111,763	$392,814
Undistributed Net Investment Income (Loss)	423	1,546	9,438	2,170		33,103	—	7,053
Undistributed Accumulated Net Realized Gain (Loss) on Investments	48,394	18,526	104,872	24,087		19,763	2,105	29,762
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	59,238	77,460	123,874	55,340		559,210	17,148	105,033
Futures Contracts	(269)	—	(540)	—			—	(922)
Foreign Currency Transactions	—	—	—	14		31	—	—

Net Assets for Shares Outstanding (3)	$528,612	$324,973	$1,183,484	$272,882		$1,556,230	$131,016	$533,740

Net Asset Value, Offering and Redemption Price per Share	$2.38	$1.84	$3.37	$1.77		$2.33	$1.53	$1.59

(1) Investments, at cost	$469,004	$248,932	$1,056,657	$218,694		$994,382	$114,642	$429,468
(2) Securities on Loan	$—	$—	$—	$—	$		$—	$—
(3) Shares Outstanding	221,809	176,785	351,578	154,529		667,378	85,807	336,526
(4) Shares authorized, $.01 par value	2,000,000	2,000,000	2,000,000	2,000,000		2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Janus Capital Appreciation Portfolio	Growth Stock Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Index 500 Stock Portfolio	Asset Allocation Portfolio	Balanced Portfolio	High Yield Bond Portfolio	Select Bond Portfolio	Money Market Portfolio

$139,052	$734,644	$535,143	$409,836	$199,024	$2,079,447	$287,497	$3,212,205	$272,630	$1,056,595	$387,579
65	142	38	29	50	112	99	219	42	109	8
144	277	108	210	599	567	80	520	97	511	2,993
—	—	—	—	843	—	118	260	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	8	—
82	612	611	817	323	2,795	1,042	12,458	4,499	7,403	486

139,343	735,675	535,900	410,892	200,839	2,082,921	288,836	3,225,662	277,268	1,064,626	391,066

—	—	—	687	181	—	6,667	168,005	425	93,876	—
—	—	—	—	—	—	—	105,516	—	45,446	—
—	—	—	—	—	—	—	—	—	—	—
663	260	202	171	35	982	101	1,713	88	612	378
92	263	194	191	108	353	125	754	106	235	99
7	8	8	7	8	10	22	42	10	—	—
—	89	43	—	—	177	58	—	—	—	—

762	620	447	1,056	332	1,522	6,973	276,030	629	140,169	477

$138,581	$735,055	$535,453	$409,836	$200,507	$2,081,399	$281,863	$2,949,632	$276,639	$924,457	$390,589

$113,835	$604,499	$544,786	$325,514	$166,750	$1,324,886	$230,784	$2,008,746	$322,472	$909,937	$390,589
6	6,654	6,345	6,574	26	34,511	6,508	89,243	17,943	40,645	—
182	(9,567)	(127,985)	19,684	1,732	70,725	13,661	47,727	(68,718)	(21,436)	—

24,558	133,444	112,328	58,064	31,999	651,233	30,877	803,798	4,942	(4,777)	—
—	25	(21)	—	—	44	33	118	—	88	—
—	—	—	—	—	—	—	—	—	—	—

$138,581	$735,055	$535,453	$409,836	$200,507	$2,081,399	$281,863	$2,949,632	$276,639	$924,457	$390,589

$1.62	$2.30	$1.35	$1.31	$1.53	$3.26	$1.22	$1.97	$0.73	$1.20	$1.00

$114,494	$601,200	$422,815	$351,772	$167,025	$1,428,214	$256,620	$2,408,407	$267,688	$1,061,372	$387,579
$—	$—	$—	$—	$—	$—	$—	$102,217	$—	$43,869	$—
85,630	319,754	397,096	313,863	131,279	638,477	230,893	1,494,942	376,854	770,323	390,602
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2006

(in thousands)

	Small Cap Growth Stock Portfolio	T. Rowe Price Small Cap Value Portfolio	Aggressive Growth Stock Portfolio	International Growth Portfolio	Franklin Templeton International Equity Portfolio	AllianceBernstein Mid Cap Value Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest	$2,100	$587	$3,897	$536	$4,190	$293	$1,966
Dividends (1)	1,214	3,750	11,940	3,928	38,366	2,116	6,725

Total Income	3,314	4,337	15,837	4,464	42,556	2,409	8,691

Expenses
Management Fees	2,852	2,412	6,368	1,550	8,663	959	1,296
Custodian Fees	22	22	17	333	623	9	23
Audit Fees	17	17	17	14	18	17	17
Other Expenses	3	4	2	26	3	3	4

Total Expenses	2,894	2,455	6,404	1,923	9,307	988	1,340

Less Waived Fees:
Paid by Affiliate	—	—	—	—	(111)	—	—
Paid Indirectly	(3)	(5)	(5)	—	—	(3)	(5)

Total Net Expenses	2,891	2,450	6,399	1,923	9,196	985	1,335

Net Investment Income (Loss)	423	1,887	9,438	2,541	33,360	1,424	7,356
Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	48,235	18,386	105,690	24,230	72,937	9,122	30,940
Futures Contracts	565	—	934	—	—	—	1,152
Foreign Currency Transactions	—	—	—	(142)	(194)	—	—

Net Realized Gain (Loss) on Investments and Foreign Currencies	48,800	18,386	106,624	24,088	72,743	9,122	32,092

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(15,950)	22,237	(62,177)	17,149	252,779	4,790	10,323
Futures Contracts	(269)	—	(540)	—	—	—	(798)
Foreign Currency Transactions	—	—	—	5	49	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(16,219)	22,237	(62,717)	17,154	252,828	4,790	9,525

Net Gain (Loss) on Investments	32,581	40,623	43,907	41,242	325,571	13,912	41,617

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,004	$42,510	$53,345	$43,783	$358,931	$15,336	$48,973

(1) Less Foreign Dividend Tax	$—	$1	$27	$137	$1,510	$1	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Janus Capital Appreciation Portfolio	Growth Stock Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Index 500 Stock Portfolio	Asset Allocation Portfolio	Balanced Portfolio	High Yield Bond Portfolio	Select Bond Portfolio	Money Market Portfolio

$620	$2,125	$912	$766	$380	$1,483	$6,245	$68,506	$19,170	$43,416	$18,674
979	7,529	7,642	7,826	3,664	37,141	1,926	29,808	—	—	—

1,599	9,654	8,554	8,592	4,044	38,624	8,171	98,314	19,170	43,416	18,674

1,061	2,970	2,177	1,899	1,030	3,904	1,399	8,656	1,176	2,527	1,106
7	14	11	10	11	32	120	—	16	—	—
17	17	17	17	17	17	14	—	20	—	—
2	2	2	2	2	4	7	—	3	—	—

1,087	3,003	2,207	1,928	1,060	3,957	1,540	8,656	1,215	2,527	1,106

—	—	—	—	—	—	—	—	—	—	—
(5)	(3)	(3)	(3)	(2)	(7)	(4)	—	(4)	—	—

1,082	3,000	2,204	1,925	1,058	3,950	1,536	8,656	1,211	2,527	1,106

517	6,654	6,350	6,667	2,986	34,674	6,635	89,658	17,959	40,889	17,568

6,849	44,188	35,069	20,054	5,755	73,703	12,697	43,715	(2,090)	(13,061)	—
—	2,292	81	—	—	1,771	1,240	6,481	—	873	—
—	—	—	—	—	—	15	169	(1)	126	—

6,849	46,480	35,150	20,054	5,755	75,474	13,952	50,365	(2,091)	(12,062)	—

(1,469)	11,693	14,667	26,100	20,259	175,996	4,382	145,100	8,393	3,516	—
—	120	(21)	—	—	342	128	2,215	—	237	—
—	—	—	—	—	—	—	—	—	—	—

(1,469)	11,813	14,646	26,100	20,259	176,338	4,510	147,315	8,393	3,753	—

5,380	58,293	49,796	46,154	26,014	251,812	18,462	197,680	6,302	(8,309)	—

$5,897	$64,947	$56,146	$52,821	$29,000	$286,486	$25,097	$287,338	$24,261	$32,580	$17,568

$12	$39	$14	$73	$22	$—	$67	$—	$—	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$423	$(436)
Net Realized Gain (Loss) on Investments and Foreign Currencies	48,800	67,704
Net Change in Unrealized Appreciation (Depreciation) of Investments	(16,219)	(17,634)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,004	49,634

Distributions to Shareholders from:
Net Investment Income	—	—
Net Realized Gain on Investments	(66,952)	(4,453)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(66,952)	(4,453)

Fund Share Transactions:
Proceeds from Sale of 24,255 and 26,656 Shares	59,700	63,776
Proceeds from Shares Issued on Reinvestment of Distributions Paid (26,696 and 2,068 shares, respectively)	66,952	4,453
Payments for 27,963 and 22,266 Shares Redeemed	(67,100)	(52,822)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (22,988 and 6,458 shares, respectively)	59,552	15,407

Total Increase (Decrease) in Net Assets	25,604	60,588
Net Assets
Beginning of Period	503,008	442,420

End of Period (Includes undistributed net investment income on $423 and $0 respectively)	$528,612	$503,008

T. Rowe Price Small Cap Value Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,887	$1,087
Net Realized Gain (Loss) on Investments and Foreign Currencies	18,386	9,975
Net Change in Unrealized Appreciation (Depreciation) of Investments	22,237	5,455

Net Increase (Decrease) in Net Assets Resulting from Operations	42,510	16,517

Distributions to Shareholders from:
Net Investment Income	(672)	(685)
Net Realized Gain on Investments	(10,289)	(5,796)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,961)	(6,481)

Fund Share Transactions:
Proceeds from Sale of 36,280 and 33,985 Shares	63,688	52,624
Proceeds from Shares Issued on Reinvestment of Distributions Paid (6,046 and 4,516 shares, respectively)	10,961	6,481
Payments for 15,130 and 15,702 Shares Redeemed	(26,266)	(24,243)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (27,196 and 22,799 shares, respectively)	48,383	34,862

Total Increase (Decrease) in Net Assets	79,932	44,898
Net Assets
Beginning of Period	245,041	200,143

End of Period (Includes undistributed net investment income on $1,546 and $719 respectively)	$324,973	$245,041

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$9,438	$1,541
Net Realized Gain (Loss) on Investments and Foreign Currencies	106,624	138,950
Net Change in Unrealized Appreciation (Depreciation) of Investments	(62,717)	(69,353)

Net Increase (Decrease) in Net Assets Resulting from Operations	53,345	71,138

Distributions to Shareholders from:
Net Investment Income	(1,541)	(602)
Net Realized Gain on Investments	(28,368)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(29,909)	(602)

Fund Share Transactions:
Proceeds from Sale of 15,795 and 19,375 Shares	53,116	59,332
Proceeds from Shares Issued on Reinvestment of Distributions Paid (8,413 and 211 shares, respectively)	29,909	602
Payments for 52,429 and 51,070 Shares Redeemed	(175,679)	(156,263)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((28,221) and (31,484) shares, respectively)	(92,654)	(96,329)

Total Increase (Decrease) in Net Assets	(69,218)	(25,793)
Net Assets
Beginning of Period	1,252,702	1,278,495

End of Period (Includes undistributed net investment income on $9,438 and $1,541 respectively)	$1,183,484	$1,252,702

International Growth Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,541	$1,263
Net Realized Gain (Loss) on Investments and Foreign Currencies	24,088	11,413
Net Change in Unrealized Appreciation (Depreciation) of Investments	17,154	9,970

Net Increase (Decrease) in Net Assets Resulting from Operations	43,783	22,646

Distributions to Shareholders from:
Net Investment Income	(451)	(1,525)
Net Realized Gain on Investments	(3,118)	(7,104)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,569)	(8,629)

Fund Share Transactions:
Proceeds from Sale of 56,242 and 51,033 Shares	88,769	70,984
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,115 and 5,826 shares, respectively)	3,569	8,629
Payments for 17,336 and 27,131 Shares Redeemed	(27,220)	(36,578)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (41,020 and 29,728 shares, respectively)	65,118	43,035

Total Increase (Decrease) in Net Assets	105,332	57,052
Net Assets
Beginning of Period	167,550	110,498

End of Period (Includes undistributed net investment income on $2,170 and $99 respectively)	$272,882	$167,550

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$33,360	$23,272
Net Realized Gain (Loss) on Investments and Foreign Currencies	72,743	15,154
Net Change in Unrealized Appreciation (Depreciation) of Investments	252,828	78,903

Net Increase (Decrease) in Net Assets Resulting from Operations	358,931	117,329

Distributions to Shareholders from:
Net Investment Income	(22,771)	(18,202)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(22,771)	(18,202)

Fund Share Transactions:
Proceeds from Sale of 83,552 and 76,596 Shares	170,977	128,828
Proceeds from Shares Issued on Reinvestment of Distributions Paid (10,906 and 11,284 shares, respectively)	22,771	18,202
Payments for 55,742 and 52,112 Shares Redeemed	(112,938)	(87,874)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (38,716 and 35,769 shares, respectively)	80,810	59,156

Total Increase (Decrease) in Net Assets	416,970	158,283
Net Assets
Beginning of Period	1,139,260	980,977

End of Period (Includes undistributed net investment income on $33,103 and $22,709 respectively)	$1,556,230	$1,139,260

AllianceBernstein Mid Cap Value Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,424	$513
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,122	6,465
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,790	(1,949)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,336	5,029

Distributions to Shareholders from:
Net Investment Income	(1,410)	(512)
Net Realized Gain on Investments	(8,997)	(4,826)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,407)	(5,338)

Fund Share Transactions:
Proceeds from Sale of 17,295 and 16,922 Shares	26,498	24,551
Proceeds from Shares Issued on Reinvestment of Distributions Paid (6,734 and 3,665 shares, respectively)	10,407	5,338
Payments for 5,509 and 2,875 Shares Redeemed	(8,375)	(4,154)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (18,520 and 17,712 shares, respectively)	28,530	25,735

Total Increase (Decrease) in Net Assets	33,459	25,426
Net Assets
Beginning of Period	97,557	72,131

End of Period (Includes undistributed net investment income on $0 and $1 respectively)	$131,016	$97,557

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,356	$5,641
Net Realized Gain (Loss) on Investments and Foreign Currencies	32,092	32,979
Net Change in Unrealized Appreciation (Depreciation) of Investments	9,525	14,929

Net Increase (Decrease) in Net Assets Resulting from Operations	48,973	53,549

Distributions to Shareholders from:
Net Investment Income	(5,572)	(3,439)
Net Realized Gain on Investments	(31,856)	(21,218)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(37,428)	(24,657)

Fund Share Transactions:
Proceeds from Sale of 34,605 and 40,045 Shares	54,105	58,473
Proceeds from Shares Issued on Reinvestment of Distributions Paid (23,629 and 18,359 shares, respectively)	37,428	24,657
Payments for 38,898 and 33,053 Shares Redeemed	(59,964)	(48,223)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (19,335 and 25,351 shares, respectively)	31,569	34,907

Total Increase (Decrease) in Net Assets	43,114	63,799
Net Assets
Beginning of Period	490,626	426,827

End of Period (Includes undistributed net investment income on $7,053 and $5,508 respectively)	$533,740	$490,626

Janus Capital Appreciation Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$517	$159
Net Realized Gain (Loss) on Investments and Foreign Currencies	6,849	4,073
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,469)	11,407

Net Increase (Decrease) in Net Assets Resulting from Operations	5,897	15,639

Distributions to Shareholders from:
Net Investment Income	(513)	(157)
Net Realized Gain on Investments	(6,622)	(3,553)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,135)	(3,710)

Fund Share Transactions:
Proceeds from Sale of 35,916 and 44,807 Shares	57,936	68,376
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,399 and 2,265 shares, respectively)	7,135	3,710
Payments for 36,279 and 5,119 Shares Redeemed	(57,931)	(8,026)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (4,036 and 41,953 shares, respectively)	7,140	64,060

Total Increase (Decrease) in Net Assets	5,902	75,989
Net Assets
Beginning of Period	132,679	56,690

End of Period (Includes undistributed net investment income on $6 and $2 respectively)	$138,581	$132,679

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,654	$5,333
Net Realized Gain (Loss) on Investments and Foreign Currencies	46,480	9,646
Net Change in Unrealized Appreciation (Depreciation) of Investments	11,813	35,868

Net Increase (Decrease) in Net Assets Resulting from Operations	64,947	50,847

Distributions to Shareholders from:
Net Investment Income	(5,333)	(7,061)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,333)	(7,061)

Fund Share Transactions:
Proceeds from Sale of 23,055 and 24,456 Shares	49,574	49,142
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,470 and 3,679 shares, respectively)	5,333	7,061
Payments for 38,065 and 42,106 Shares Redeemed	(81,992)	(84,312)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((12,540) and (13,971) shares, respectively)	(27,085)	(28,109)

Total Increase (Decrease) in Net Assets	32,529	15,677
Net Assets
Beginning of Period	702,526	686,849

End of Period (Includes undistributed net investment income on $6,654 and $5,333 respectively)	$735,055	$702,526

Large Cap Core Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,350	$5,445
Net Realized Gain (Loss) on Investments and Foreign Currencies	35,150	3,377
Net Change in Unrealized Appreciation (Depreciation) of Investments	14,646	29,999

Net Increase (Decrease) in Net Assets Resulting from Operations	56,146	38,821

Distributions to Shareholders from:
Net Investment Income	(5,437)	(6,143)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,437)	(6,143)

Fund Share Transactions:
Proceeds from Sale of 33,623 and 32,999 Shares	42,366	38,264
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,298 and 5,534 shares, respectively)	5,437	6,143
Payments for 45,202 and 45,641 Shares Redeemed	(57,079)	(53,000)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((7,281) and (7,108) shares, respectively)	(9,276)	(8,593)

Total Increase (Decrease) in Net Assets	41,433	24,085
Net Assets
Beginning of Period	494,020	469,935

End of Period (Includes undistributed net investment income on $6,345 and $5,437 respectively)	$535,453	$494,020

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Capital Guardian Domestic Equity Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,667	$4,325
Net Realized Gain (Loss) on Investments and Foreign Currencies	20,054	16,536
Net Change in Unrealized Appreciation (Depreciation) of Investments	26,100	(673)

Net Increase (Decrease) in Net Assets Resulting from Operations	52,821	20,188

Distributions to Shareholders from:
Net Investment Income	—	(4,339)
Net Realized Gain on Investments	(3,594)	(18,130)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,594)	(22,469)

Fund Share Transactions:
Proceeds from Sale of 96,847 and 75,865 Shares	116,555	86,903
Proceeds from Shares Issued on Reinvestment of Distributions Paid (3,000 and 19,876 shares, respectively)	3,594	22,469
Payments for 27,853 and 39,159 Shares Redeemed	(33,474)	(45,134)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (71,994 and 56,582 shares, respectively)	86,675	64,238

Total Increase (Decrease) in Net Assets	135,902	61,957
Net Assets
Beginning of Period	273,934	211,977

End of Period (Includes undistributed net investment income on $6,574 and $0 respectively)	$409,836	$273,934

T. Rowe Price Equity Income Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,986	$1,974
Net Realized Gain (Loss) on Investments and Foreign Currencies	5,755	4,696
Net Change in Unrealized Appreciation (Depreciation) of Investments	20,259	(1,494)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,000	5,176

Distributions to Shareholders from:
Net Investment Income	(2,858)	(1,953)
Net Realized Gain on Investments	(4,487)	(5,097)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,345)	(7,050)

Fund Share Transactions:
Proceeds from Sale of 38,621 and 32,708 Shares	55,854	44,133
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,805 and 5,244 shares, respectively)	7,345	7,050
Payments for 12,051 and 4,534 Shares Redeemed	(17,270)	(6,133)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (31,375 and 33,418 shares, respectively)	45,929	45,050

Total Increase (Decrease) in Net Assets	67,584	43,176
Net Assets
Beginning of Period	132,923	89,747

End of Period (Includes undistributed net investment income on $26 and $30 respectively)	$200,507	$132,923

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$34,674	$31,295
Net Realized Gain (Loss) on Investments and Foreign Currencies	75,474	69,387
Net Change in Unrealized Appreciation (Depreciation) of Investments	176,338	(14,309)

Net Increase (Decrease) in Net Assets Resulting from Operations	286,486	86,373

Distributions to Shareholders from:
Net Investment Income	(31,068)	(32,436)
Net Realized Gain on Investments	(69,810)	(32,687)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(100,878)	(65,123)

Fund Share Transactions:
Proceeds from Sale of 40,000 and 41,557 Shares	121,647	119,731
Proceeds from Shares Issued on Reinvestment of Distributions Paid (33,840 and 23,595 shares, respectively)	100,878	65,123
Payments for 75,990 and 71,631 Shares Redeemed	(230,375)	(206,585)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((2,150) and (6,479) shares, respectively)	(7,850)	(21,731)

Total Increase (Decrease) in Net Assets	177,758	(481)
Net Assets
Beginning of Period	1,903,641	1,904,122

End of Period (Includes undistributed net investment income on $34,511 and $31,068 respectively)	$2,081,399	$1,903,641

Asset Allocation Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,635	$4,744
Net Realized Gain (Loss) on Investments and Foreign Currencies	13,952	6,869
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,510	3,948

Net Increase (Decrease) in Net Assets Resulting from Operations	25,097	15,561

Distributions to Shareholders from:
Net Investment Income	(4,818)	(3,102)
Net Realized Gain on Investments	(6,398)	(3,520)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(11,216)	(6,622)

Fund Share Transactions:
Proceeds from Sale of 43,790 and 48,252 Shares	51,019	53,841
Proceeds from Shares Issued on Reinvestment of Distributions Paid (9,611 and 6,206 shares, respectively)	11,216	6,622
Payments for 33,518 and 18,939 Shares Redeemed	(39,060)	(21,163)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (19,883 and 35,519 shares, respectively)	23,175	39,300

Total Increase (Decrease) in Net Assets	37,056	48,239
Net Assets
Beginning of Period	244,807	196,568

End of Period (Includes undistributed net investment income on $6,508 and $4,768 respectively)	$281,863	$244,807

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Balanced Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$89,658	$83,170
Net Realized Gain (Loss) on Investments and Foreign Currencies	50,365	41,008
Net Change in Unrealized Appreciation (Depreciation) of Investments	147,315	(23,177)

Net Increase (Decrease) in Net Assets Resulting from Operations	287,338	101,001

Distributions to Shareholders from:
Net Investment Income	(82,263)	(77,091)
Net Realized Gain on Investments	(31,791)	(42,386)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(114,054)	(119,477)

Fund Share Transactions:
Proceeds from Sale of 81,031 and 91,513 Shares	152,535	167,760
Proceeds from Shares Issued on Reinvestment of Distributions Paid (62,087 and 67,424 shares, respectively)	114,054	119,477
Payments for 210,799 and 188,849 Shares Redeemed	(395,982)	(346,199)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((67,681) and (29,912) shares, respectively)	(129,393)	(58,962)

Total Increase (Decrease) in Net Assets	43,891	(77,438)
Net Assets
Beginning of Period	2,905,741	2,983,179

End of Period (Includes undistributed net investment income on $89,243 and $82,163 respectively)	$2,949,632	$2,905,741

High Yield Bond Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$17,959	$16,875
Net Realized Gain (Loss) on Investments and Foreign Currencies	(2,091)	(1,104)
Net Change in Unrealized Appreciation (Depreciation) of Investments	8,393	(12,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,261	3,244

Distributions to Shareholders from:
Net Investment Income	(16,968)	(15,557)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(16,968)	(15,557)

Fund Share Transactions:
Proceeds from Sale of 54,593 and 52,971 Shares	38,921	38,440
Proceeds from Shares Issued on Reinvestment of Distributions Paid (24,734 and 22,677 shares, respectively)	16,968	15,557
Payments for 43,676 and 36,575 Shares Redeemed	(31,097)	(26,442)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (35,651 and 39,073 shares, respectively)	24,792	27,555

Total Increase (Decrease) in Net Assets	32,085	15,242
Net Assets
Beginning of Period	244,554	229,312

End of Period (Includes undistributed net investment income on $17,943 and $16,878 respectively)	$276,639	$244,554

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$40,889	$31,468
Net Realized Gain (Loss) on Investments and Foreign Currencies	(12,062)	(4,382)
Net Change in Unrealized Appreciation (Depreciation) of Investments	3,753	(11,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,580	15,983

Distributions to Shareholders from:
Net Investment Income	(31,072)	(25,094)
Net Realized Gain on Investments	—	(4,251)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(31,072)	(29,345)

Fund Share Transactions:
Proceeds from Sale of 161,348 and 148,395 Shares	190,670	178,962
Proceeds from Shares Issued on Reinvestment of Distributions Paid (27,256 and 24,763 shares, respectively)	31,072	29,345
Payments for 72,260 and 57,594 Shares Redeemed	(85,337)	(69,428)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (116,344 and 115,564 shares, respectively)	136,405	138,879

Total Increase (Decrease) in Net Assets	137,913	125,517
Net Assets
Beginning of Period	786,544	661,027

End of Period (Includes undistributed net investment income on $40,645 and $30,976 respectively)	$924,457	$786,544

Money Market Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$17,568	$10,092
Net Realized Gain (Loss) on Investments and Foreign Currencies	—	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	17,568	10,092

Distributions to Shareholders from:
Net Investment Income	(17,568)	(10,092)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(17,568)	(10,092)

Fund Share Transactions:
Proceeds from Sale of 202,462 and 155,876 Shares	202,463	155,875
Proceeds from Shares Issued on Reinvestment of Distributions Paid (17,568 and 10,092 shares, respectively)	17,568	10,092
Payments for 169,300 and 170,577 Shares Redeemed	(169,300)	(170,577)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (50,730 and (4,609) shares, respectively)	50,731	(4,610)

Total Increase (Decrease) in Net Assets	50,731	(4,610)
Net Assets
Beginning of Period	339,858	344,468

End of Period (Includes undistributed net investment income on $0 and $0 respectively)	$390,589	$339,858

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004		2003		2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.53	$2.30	$1.94		$1.46		$1.79
Income from Investment Operations:
Net Investment Income (Loss)	—	—	(0.01)		—		—
Net Realized and Unrealized Gains (Losses) on Investments	0.18	0.25	0.37		0.48		(0.33)

Total from Investment Operations	0.18	0.25	0.36		0.48		(0.33)

Less Distributions:
Distributions from Net Investment Income	—	—	—		—		—
Distributions from Realized Gains on Investments	(0.33)	(0.02)	—		—		—

Total Distributions	(0.33)	(0.02)	—		—		—

Net Asset Value, End of Period	$2.38	$2.53	$2.30		$1.94		$1.46

Total Return(d)	6.68%	11.18%	18.80%		33.06%		(18.42%	)

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$528,612	$503,008	$442,420		$366,612		$254,880

Ratio of Expenses to Average Net Assets	0.55%	0.56%	0.57%		0.59%		0.60%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	(0.09% )	(0.30%	)	(0.35%	)	(0.26%	)

Portfolio Turnover Rate	82.48%	69.50%	87.74%		84.20%		41.87%

T. Rowe Price Small Cap Value Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.64	$1.58	$1.29	$0.95	$1.02
Income from Investment Operations:
Net Investment Income	0.01	0.01	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.26	0.10	0.30	0.33	(0.07)

Total from Investment Operations	0.27	0.11	0.31	0.34	(0.06)

Less Distributions:
Distributions from Net Investment Income	—	(0.01)	—	—	(0.01)
Distributions from Realized Gains on Investments	(0.07)	(0.04)	(0.02)	—	—

Total Distributions	(0.07)	(0.05)	(0.02)	—	(0.01)

Net Asset Value, End of Period	$1.84	$1.64	$1.58	$1.29	$0.95

Total Return(d)	16.55%	7.21%	24.57%	35.15%	(5.58% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$324,973	$245,041	$200,143	$121,944	$63,083

Ratio of Gross Expenses to Average Net Assets	0.86%	0.87%	0.88%	0.90%	1.02%

Ratio of Net Expenses to Average Net Assets	0.86%	0.87%	0.88%	0.90%	1.00%

Ratio of Net Investment Income (Losses) to Average Net Assets	0.66%	0.63%	0.81%	0.65%	0.54%

Portfolio Turnover Rate	21.70%	17.74%	19.22%	33.78%	28.26%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004		2003		2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$3.30	$3.11	$2.72		$2.18		$2.82
Income from Investment Operations:
Net Investment Income	0.03	—	0.00	(e)	—		—
Net Realized and Unrealized Gains (Losses) on Investments	0.12	0.19	0.39		0.54		(0.59)

Total from Investment Operations	0.15	0.19	0.39		0.54		(0.59)

Less Distributions:
Distributions from Net Investment Income	—	—	—		—		—
Distributions from Realized Gains on Investments	(0.08)	—	—		—		(0.05)

Total Distributions	(0.08)	—	—		—		(0.05)

Net Asset Value, End of Period	$3.37	$3.30	$3.11		$2.72		$2.18

Total Return(d)	4.40%	6.14%	14.22%		24.69%		(21.15% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$1,183,484	$1,252,702	$1,278,495		$1,187,542		$994,075

Ratio of Expenses to Average Net Assets	0.52%	0.52%	0.52%		0.52%		0.52%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	0.13%	0.05%		(0.10%	)	(0.11% )

Portfolio Turnover Rate	72.15%	83.42%	71.24%		63.21%		43.37%

International Growth Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.48	$1.32	$1.09	$0.79	$0.91
Income from Investment Operations:
Net Investment Income	0.02	0.01	0.01	0.01	—
Net Realized and Unrealized Gains (Losses) on Investments	0.29	0.23	0.23	0.30	(0.12)

Total from Investment Operations	0.31	0.24	0.24	0.31	(0.12)

Less Distributions:
Distributions from Net Investment Income	—	(0.01)	(0.01)	(0.01)	—
Distributions from Realized Gains on Investments	(0.02)	(0.07)	—	—	—

Total Distributions	(0.02)	(0.08)	(0.01)	(0.01)	—

Net Asset Value, End of Period	$1.77	$1.48	$1.32	$1.09	$0.79

Total Return(d)	21.48%	18.00%	21.59%	38.99%	(12.34% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$272,882	$167,550	$110,498	$66,690	$35,373

Ratio of Gross Expenses to Average Net Assets	0.86%	0.95%	0.98%	1.25%	1.15%

Ratio of Net Expenses to Average Net Assets	0.86%	0.95%	0.98%	1.10%	1.10%

Ratio of Net Investment Income (Loss) to Average Net Assets	1.14%	1.01%	0.81%	0.79%	0.62%

Portfolio Turnover Rate	82.62%	70.60%	70.84%	58.09%	27.28%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.81	$1.65	$1.41	$1.02	$1.26
Income from Investment Operations:
Net Investment Income	0.05	0.04	0.03	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	0.51	0.15	0.24	0.38	(0.24)

Total from Investment Operations	0.56	0.19	0.27	0.41	(0.22)

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Distributions from Realized Gains on Investments	—	—	—	—	—

Total Distributions	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)

Net Asset Value, End of Period	$2.33	$1.81	$1.65	$1.41	$1.02

Total Return(d)	30.90%	11.52%	19.33%	40.46%	(17.40% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$1,556,230	$1,139,260	$980,977	$795,707	$563,102

Ratio of Gross Expenses to Average Net Assets(f)	0.71%	0.71%	0.72%	0.74%	0.74%

Ratio of Net Expenses to Average Net Assets(f)	0.70%	0.71%	0.72%	0.74%	0.74%

Ratio of Net Investment Income (Loss) to Average Net Assets	2.53%	2.24%	2.23%	2.33%	1.72%

Portfolio Turnover Rate	12.15%	3.71%	18.65%	24.87%	30.94%

AllianceBernstein Mid Cap Value Portfolio	For the Year Ended December 31,			For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2006	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.45	$1.45	$1.32	$1.00
Income from Investment Operations:
Net Investment Income	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.20	0.08	0.22	0.32

Total from Investment Operations	0.22	0.09	0.23	0.33

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)	(0.01)	(0.00	)(e)
Distributions from Realized Gains on Investments	(0.12)	(0.08)	(0.09)	(0.01)

Total Distributions	(0.14)	(0.09)	(0.10)	(0.01)

Net Asset Value, End of Period	$1.53	$1.45	$1.45	$1.32

Total Return(d)	14.49%	5.46%	18.67%	33.16%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$131,016	$97,557	$72,131	$44,091

Ratio of Gross Expenses to Average Net Assets	0.87%	0.87%	0.89%	0.94%	(c)

Ratio of Net Expenses to Average Net Assets	0.87%	0.87%	0.89%	0.93%	(c)

Ratio of Net Investment Income (Loss) to Average Net Assets	1.26%	0.61%	1.00%	0.70%	(c)

Portfolio Turnover Rate	43.75%	31.15%	33.05%	9.68%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Franklin Templeton International Equity Portfolio, total return includes the effect of a management fee waiver from November 15, 2006. In the absence of such fee waiver, the total return would be less.
(e)	Amount is less than $0.005.
(f)	For the Franklin Templeton International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.55	$1.46	$1.28	$0.95	$1.12
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.14	0.15	0.19	0.33	(0.17)

Total from Investment Operations	0.16	0.17	0.20	0.34	(0.16)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	(0.10)	(0.07)	(0.01)	—	—

Total Distributions	(0.12)	(0.08)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.59	$1.55	$1.46	$1.28	$0.95

Total Return(d)	10.04%	12.37%	16.26%	35.01%	(14.54% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$533,740	$490,626	$426,827	$342,500	$225,410

Ratio of Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.27%	0.28%

Ratio of Net Investment Income to Average Net Assets	1.42%	1.26%	0.96%	0.92%	0.86%

Portfolio Turnover Rate	12.43%	18.63%	16.46%	9.74%	15.60%

Janus Capital Appreciation Portfolio	For the Year Ended December 31,				For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2006	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.63	$1.43	$1.20		$1.00
Income from Investment Operations:
Net Investment Income	0.01	—	0.00	(e)	—
Net Realized and Unrealized Gains (Losses) on Investments	0.07	0.25	0.23		0.20

Total from Investment Operations	0.08	0.25	0.23		0.20

Less Distributions:
Distributions from Net Investment Income	(0.01)	—	—		0.00	(e)
Distributions from Realized Gains on Investments	(0.08)	(0.05)	—		0.00	(e)

Total Distributions	(0.09)	(0.05)	—		0.00	(e)

Net Asset Value, End of Period	$1.62	$1.63	$1.43		$1.20

Total Return(d)	4.88%	17.00%	19.67%		19.90%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$138,581	$132,679	$56,690		$36,730

Ratio of Gross Expenses to Average Net Assets	0.81%	0.82%	0.84%		0.90%	(c)

Ratio of Net Expenses to Average Net Assets	0.81%	0.82%	0.84%		0.89%	(c)

Ratio of Net Investment Income to Average Net Assets	0.38%	0.18%	(0.03%	)	0.07%	(c)

Portfolio Turnover Rate	61.84%	45.20%	25.42%		33.68%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.11	$1.98	$1.87	$1.59	$2.03
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.19	0.13	0.11	0.28	(0.43)

Total from Investment Operations	0.21	0.15	0.12	0.29	(0.42)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)
Distributions from Realized Gains on Investments	—	—	—	—	—

Total Distributions	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)

Net Asset Value, End of Period	$2.30	$2.11	$1.98	$1.87	$1.59

Total Return(d)	9.57%	7.71%	6.67%	18.94%	(20.83% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$735,055	$702,526	$686,849	$665,871	$551,421

Ratio of Expenses to Average Net Assets	0.43%	0.43%	0.43%	0.43%	0.43%

Ratio of Net Investment Income to Average Net Assets	0.94%	0.78%	1.07%	0.77%	0.76%

Portfolio Turnover Rate	36.05%	31.74%	34.53%	40.89%	28.06%

Large Cap Core Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.22	$1.14	$1.07	$0.87	$1.22
Income from Investment Operations:
Net Investment Income	0.02	0.01	0.02	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.12	0.09	0.06	0.20	(0.35)

Total from Investment Operations	0.14	0.10	0.08	0.21	(0.34)

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	—	—	—	—	—

Total Distributions	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.35	$1.22	$1.14	$1.07	$0.87

Total Return(d)	11.49%	8.46%	8.16%	24.05%	(28.20% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$535,453	$494,020	$469,935	$447,554	$365,944

Ratio of Expenses to Average Net Assets	0.44%	0.44%	0.44%	0.46%	0.58%

Ratio of Net Investment Income to Average Net Assets	1.25%	1.15%	1.41%	1.07%	0.85%

Portfolio Turnover Rate	39.39%	32.23%	33.64%	58.90%	29.20%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Capital Guardian Domestic Equity Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.13	$1.14	$1.00	$0.76	$0.97
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.02	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.17	0.07	0.15	0.24	(0.21)

Total from Investment Operations	0.19	0.09	0.17	0.25	(0.20)

Less Distributions:
Distributions from Net Investment Income	—	(0.02)	(0.01)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	(0.01)	(0.08)	(0.02)	—	—

Total Distributions	(0.01)	(0.10)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.31	$1.13	$1.14	$1.00	$0.76

Total Return(d)	16.56%	8.04%	16.85%	34.41%	(21.24% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$409,836	$273,934	$211,977	$136,099	$74,274

Ratio of Gross Expenses to Average Net Assets	0.58%	0.60%	0.62%	0.67%	0.70%

Ratio of Net Expenses to Average Net Assets	0.58%	0.60%	0.62%	0.67%	0.70%

Ratio of Net Investment Income to Average Net Assets	1.99%	1.77%	1.63%	1.84%	1.54%

Portfolio Turnover Rate	31.59%	35.19%	32.97%	29.20%	22.42%

T. Rowe Price Equity Income Portfolio	For the Year Ended December 31,			For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2006	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.33	$1.35	$1.22	$1.00
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.24	0.04	0.17	0.23

Total from Investment Operations	0.26	0.06	0.19	0.24

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	(0.02)	(0.01)
Distributions from Realized Gains on Investments	(0.04)	(0.06)	(0.04)	(0.01)

Total Distributions	(0.06)	(0.08)	(0.06)	(0.02)

Net Asset Value, End of Period	$1.53	$1.33	$1.35	$1.22

Total Return(d)	19.15%	4.19%	15.16%	23.64%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$200,507	$132,923	$89,747	$47,664

Ratio of Gross Expenses to Average Net Assets	0.67%	0.68%	0.69%	0.77%	(c)

Ratio of Net Expenses to Average Net Assets	0.67%	0.68%	0.69%	0.75%	(c)

Ratio of Net Investment Income to Average Net Assets	1.88%	1.76%	1.74%	1.88%	(c)

Portfolio Turnover Rate	15.50%	16.01%	15.21%	27.27%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.97	$2.94	$2.72	$2.17	$2.87
Income from Investment Operations:
Net Investment Income	0.06	0.05	0.05	0.04	0.03
Net Realized and Unrealized Gains (Losses) on Investments	0.39	0.08	0.24	0.56	(0.64)

Total from Investment Operations	0.45	0.13	0.29	0.60	(0.61)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.04)	(0.04)	(0.03)
Distributions from Realized Gains on Investments	(0.11)	(0.05)	(0.03)	(0.01)	(0.06)

Total Distributions	(0.16)	(0.10)	(0.07)	(0.05)	(0.09)

Net Asset Value, End of Period	$3.26	$2.97	$2.94	$2.72	$2.17

Total Return(d)	15.62%	4.72%	10.70%	28.43%	(22.07% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$2,081,399	$1,903,641	$1,904,122	$1,756,120	$1,362,881

Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.21%

Ratio of Net Investment Income to Average Net Assets	1.78%	1.68%	1.83%	1.59%	1.40%

Portfolio Turnover Rate	4.47%	5.36%	3.45%	2.44%	6.55%

Asset Allocation Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.16	$1.12	$1.02	$0.86	$0.97
Income from Investment Operations:
Net Investment Income	0.03	0.02	0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.08	0.06	0.08	0.16	(0.11)

Total from Investment Operations	0.11	0.08	0.10	0.18	(0.10)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	—	(0.02)	(0.01)
Distributions from Realized Gains on Investments	(0.03)	(0.02)	—	—	—

Total Distributions	(0.05)	(0.04)	—	(0.02)	(0.01)

Net Asset Value, End of Period	$1.22	$1.16	$1.12	$1.02	$0.86

Total Return(d)	9.91%	6.99%	10.02%	20.63%	(10.26% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$281,863	$244,807	$196,568	$130,478	$87,260

Ratio of Gross Expenses to Average Net Assets	0.59%	0.61%	0.64%	0.73%	0.87%

Ratio of Net Expenses to Average Net Assets	0.59%	0.61%	0.64%	0.73%	0.75%

Ratio of Net Investment Income to Average Net Assets	2.53%	2.18%	1.90%	1.83%	2.18%

Portfolio Turnover Rate	86.85% (g)	90.04% (g)	116.65%	103.77%	112.73%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Balanced Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.86	$1.87	$1.85	$1.62	$1.82
Income from Investment Operations:
Net Investment Income	0.06	0.05	0.05	0.05	0.06
Net Realized and Unrealized Gains (Losses) on Investments	0.12	0.02	0.09	0.24	(0.20)

Total from Investment Operations	0.18	0.07	0.14	0.29	(0.14)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.05)	(0.06)	(0.06)
Distributions from Realized Gains on Investments	(0.02)	(0.03)	(0.07)	—	—

Total Distributions	(0.07)	(0.08)	(0.12)	(0.06)	(0.06)

Net Asset Value, End of Period	$1.97	$1.86	$1.87	$1.85	$1.62

Total Return(d)	10.42%	3.59%	7.89%	17.99%	(7.54% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$2,949,632	$2,905,741	$2,983,179	$2,891,488	$2,561,529

Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Investment Income to Average Net Assets	3.11%	2.85%	2.71%	2.74%	3.08%

Portfolio Turnover Rate	70.12% (g)	80.21% (g)	100.02%	69.56%	53.12%

High Yield Bond Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003		2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$0.72	$0.76	$0.73	$0.56		$0.65
Income from Investment Operations:
Net Investment Income	0.05	0.05	0.05	0.05		0.07
Net Realized and Unrealized Gains (Losses) on Investments	0.01	(0.04)	0.03	0.12		(0.09)

Total from Investment Operations	0.06	0.01	0.08	0.17		(0.02)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.05)	(0.00	)(e)	(0.07)
Distributions from Realized Gains on Investments	—	—	—	—		—

Total Distributions	(0.05)	(0.05)	(0.05)	(0.00	)(e)	(0.07)

Net Asset Value, End of Period	$0.73	$0.72	$0.76	$0.73		$0.56

Total Return(d)	9.77%	1.39%	12.76%	29.06%		(2.89% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$276,639	$244,554	$229,312	$199,371		$137,553

Ratio of Expenses to Average Net Assets	0.47%	0.48%	0.50%	0.52%		0.54%

Ratio of Net Investment Income to Average Net Assets	7.00%	7.16%	7.42%	8.66%		10.37%

Portfolio Turnover Rate	80.94%	118.63%	162.00%	182.10%		89.20%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.20	$1.23	$1.26	$1.27	$1.20
Income from Investment Operations:
Net Investment Income	0.05	0.05	0.05	0.05	0.05
Net Realized and Unrealized Gains (Losses) on Investments	—	(0.03)	0.01	0.02	0.09

Total from Investment Operations	0.05	0.02	0.06	0.07	0.14

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.04)	(0.05)	(0.05)	(0.06)
Distributions from Realized Gains on Investments	—	(0.01)	(0.04)	(0.03)	(0.01)

Total Distributions	(0.05)	(0.05)	(0.09)	(0.08)	(0.07)

Net Asset Value, End of Period	$1.20	$1.20	$1.23	$1.26	$1.27

Total Return(d)	3.74%	2.22%	4.75%	5.49%	12.09%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$924,457	$786,544	$661,027	$621,325	$584,018

Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Investment Income to Average Net Assets	4.85%	4.34%	3.99%	4.03%	5.01%

Portfolio Turnover Rate	169.55% (g)	179.05% (g)	213.87%	137.05%	184.37%

Money Market Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.05	0.03	0.01	0.01	0.02

Total from Investment Operations	0.05	0.03	0.01	0.01	0.02

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)

Total Distributions	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(d)	4.86%	2.98%	1.43%	1.23%	1.65%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$390,589	$339,858	$344,468	$399,873	$501,313

Ratio of Gross Expenses to Average Net Assets(f)	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Expenses to Average Net Assets(f)	0.30%	0.30%	0.00%	0.00%	0.27%

Ratio of Net Investment Income to Average Net Assets	4.77%	2.94%	1.41%	1.23%	1.63%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Money Market Portfolio, total return includes the effect of a management fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004. In the absence of such fee waiver, the total return would be less.
(f)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). The fee waiver ended on December 31, 2004.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.

December 31, 2006

Note 1 — Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

Effective August 3, 2006, the Board of Directors approved an increase in the aggregate number of shares of capital stock in the Select Bond Portfolio from 1,000,000,000 shares of capital stock to 2,000,000,000 shares of capital stock ($.01 par value per share).

Note 2 — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48. Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of the fund’s first periodic report containing the financial statement prepared in accordance with U.S. generally accepted accounting principles for the fiscal years beginning after December 15, 2006. The adoption of this standard has been postponed for calendar year end funds, funds that have a fiscal year end that begins after December 15, 2006 would implement Interpretation 48 no later than its June 29, 2007 NAV and the effects of Interpretation would be reflected in the fund’s semi-annual financial statements contained in its Form N-CSR filing. At this time, management is evaluating the implications of FIN 48. At this time, management believes the adoption of FIN 48 will have no material impact on the financial statements of the Portfolio.

On September 15, 2006, the Financial Accounting Standards Board issues Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Portfolio.

Principal accounting policies are summarized below.

Note 3 — Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) for which a NASDAQ Official Closing Price (“NOCP”) is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the final bid price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the last sale price or closing bid price if no sales have occurred. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Futures are valued at quoted settlement prices. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 — Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Notes to Financial Statements

Notes to Financial Statements

When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 — The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 — The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio’s investment policies. For the year ended December 31, 2006, the Balanced and Select Bond Portfolios earned $516,279 and $356,815, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on the Portfolio’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income by the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2006, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Value of Securities on Loan	Value of Collateral
Balanced	$102,217,138	$105,516,375
Select Bond	43,869,258	45,445,750

As of December 31, 2006, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio’s Statement of Assets and Liabilities.

Note 7 — The Asset Allocation, Balanced and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of December 31, 2006, the following mortgage dollar rolls were outstanding:

Portfolio	Cost	Value	Obligation Liability
Asset Allocation	$6,426,605	$6,400,195	$6,437,168
Balanced	149,331,645	148,789,945	149,579,646
Select Bond	86,977,001	86,624,641	87,119,134

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio’s Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of 1/1/37. The weighted average interest rate was 5.99% for the Asset Allocation Portfolio, 6.06% for the Balanced Portfolio, and 5.94% for the Select Bond Portfolio.

Notes to Financial Statements

Notes to Financial Statements

Note 8 — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2006, transactions in securities other than money market investments were:

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Small Cap Growth Stock	$398,228	$—	$455,022	$—
T. Rowe Price Small Cap Value	96,192	—	59,399	—
Aggressive Growth Stock	830,398	—	1,015,979	—
International Growth	239,352	—	176,229	—
Franklin Templeton International Equity	256,082	—	150,625	—
AllianceBernstein Mid Cap Value	65,783	—	47,033	—
Index 400 Stock	59,794	—	77,608	—
Janus Capital Appreciation	77,044	—	75,754	—
Growth Stock	239,400	—	285,242	—
Large Cap Core Stock	192,629	—	229,753	—
Capital Guardian Domestic Equity	189,486	—	101,004	—
T. Rowe Price Equity Income	58,276	—	23,495	—
Index 500 Stock	86,089	—	176,779	—
Asset Allocation	158,407	64,027	152,561	61,104
Balanced	1,398,368	1,019,326	1,231,815	1,008,474
High Yield Bond	220,390	—	196,195	—
Select Bond	952,299	849,194	753,592	853,321

Note 9 — The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
T. Rowe Price Small Cap Value	.85%
AllianceBernstein Mid Cap Value	.85%
Index 400 Stock	.25%
Index 500 Stock	.20%
Balanced	.30%
Select Bond	.30%
Money Market	.30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess
Small Cap Growth Stock	.80%	.65%	.50%
Aggressive Growth Stock	.80%	.65%	.50%
Franklin Templeton International Equity	.85%	.65%	.65%
Growth Stock	.60%	.50%	.40%
Large Cap Core Stock	.60%	.50%	.40%
High Yield Bond	.60%	.50%	.40%

Portfolio	First $100 Million	Next $150 Million	Excess
International Growth	.75%	.65%	.55%
Capital Guardian Domestic Equity	.65%	.55%	.50%
Asset Allocation	.60%	.50%	.40%

Portfolio	First $500 Million	Excess
T. Rowe Price Equity Income	.65%	.60%

Portfolio	First $100 Million	Next $400 Million	Excess
Janus Capital Appreciation	.80%	.75%	.70%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that total operating expenses will not exceed the following amounts:

Portfolio		Expiration
T. Rowe Price Small Cap Value	1.00%	April 30, 2007
International Growth	1.10%	April 30, 2007
AllianceBernstein Mid Cap Value	1.00%	December 31, 2008
Janus Capital Appreciation	0.90%	December 31, 2008
Capital Guardian Domestic Equity	0.75%	April 30, 2007
T. Rowe Price Equity Income	0.75%	December 31, 2008
Asset Allocation	0.75%	April 30, 2007

With respect to the Franklin Templeton International Equity Portfolio, MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% (80 basis points) on the Portfolio’s first $50 million of assets, 0.60% (60 basis points) on Portfolio assets from $50 million to $1 billion, 0.58% (58 basis points) on assets from $1 billion to $1.5 billion, and 0.51% (51 basis points) on Portfolio assets in excess of $1.5 billion (the latter waiver

Notes to Financial Statements

Notes to Financial Statements

was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2008.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2006, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Small Cap Growth Stock	$2,710
T. Rowe Price Small Cap Value	4,779
Aggressive Growth Stock	4,630
AllianceBernstein Mid Cap Value	3,224
Index 400 Stock	5,248
Janus Capital Appreciation	4,663
Growth Stock	3,066
Large Cap Core Stock	2,854
Capital Guardian Domestic Equity	3,000
T. Rowe Price Equity Income	2,337
Index 500 Stock	6,730
Asset Allocation	4,161
High Yield Bond	3,622

T. Rowe Price Associates, Inc. (“T. Rowe Price”), Templeton Investment Counsel, LLC. (“Templeton Counsel”), Alliance Capital Management L.P., (“Alliance Capital Management”), Janus Capital Management, LLC (“Janus Capital”) and Capital Guardian Trust Company (“Capital Guardian”) have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. MSA pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio’s average daily net assets. MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Effective November 15, 2006 MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel, .35% on the next $50 million, .30% on the next $350 million, .25% on the next $500, .20% on the next $500 million and .15% in excess of $1.5 billion. MSA pays Alliance Capital Management .72% on the first $25 million of the Portfolio’s assets, .54% on the next $225 million, and .50% in excess of $250 million, with a minimum amount of $16,000. MSA pays Janus Capital .55% on the first $100 million of the Portfolio’s assets, .50% on the next $400 million, and .45% on assets in excess of $500 million. MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less and .275% on net assets in excess of $100 million. For the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price .40% of the Portfolio’s assets, reduced to .35% on assets in excess of $500 million.

Note 10 — Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Notes to Financial Statements

Notes to Financial Statements

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post-October losses and capital loss carryovers as of December 31, 2006 is provided below:

	Post-October Losses		Capital Loss Carryovers
Portfolio	Capital	Foreign Currency	Amount	Expiration	Utilized in 2005
	(Amounts in Thousands)
Small Cap Growth Stock	$—	$—	$—	—	$—
T. Rowe Price Small Cap Value	—	—	—	—	—
Aggressive Growth Stock	—	—	—	—	—
International Growth	—	3	—	—	—
Franklin Templeton International Equity	—	—	—	—	51,116
AllianceBernstein Mid Cap Value	—	—	—	—	—
Index 400 Stock	—	—	—	—	—
Janus Capital Appreciation	—	—	—	—	—
Growth Stock	—	—	9,516	2010	46,599
Large Cap Core Stock	—	—	127,109	2010 – 2012	34,806
Capital Guardian Domestic Equity	—	—	—	—	—
T. Rowe Price Equity Income	—	—	—	—	—
Index 500 Stock	—	—	—	—	—
Asset Allocation	—	—	—	—	—
Balanced	—	—	—	—	—
High Yield Bond	43	—	68,644	2007 – 2014	—
Select Bond	273	—	19,819	2013 – 2014	—
Money Market	—	—	13	2010 – 2014	—

Note 11 — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 12 — Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2006 and the year ended December 31, 2005 are summarized below:

Portfolio	2006 Reimbursements	2005 Reimbursements
International Growth	$253,538	$171,628
Franklin Templeton International Equity	2,840,171	2,222,987

Notes to Financial Statements

Notes to Financial Statements

Note 13 — Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 were as follows:

	2006 Distributions Paid From:		2005 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Small Cap Growth Stock	$2,905	$64,047	$—	$4,453
T. Rowe Price Small Cap Value	1,593	9,368	3,933	2,549
Aggressive Growth Stock	1,541	28,368	602	—
International Growth	451	3,118	1,525	7,104
Franklin Templeton International Equity	22,771	—	18,202	—
AllianceBernstein Mid Cap Value	1,411	8,997	1,260	4,078
Index 400 Stock	7,914	29,514	6,166	18,491
Janus Capital Appreciation	514	6,622	157	3,553
Growth Stock	5,333	—	7,061	—
Large Cap Core Stock	5,437	—	6,143	—
Capital Guardian Domestic Equity	1,088	2,506	5,979	16,490
T. Rowe Price Equity Income	3,539	3,806	2,894	4,156
Index 500 Stock	31,371	69,507	33,460	31,663
Asset Allocation	4,818	6,398	3,232	3,390
Balanced	85,455	28,598	103,327	16,150
High Yield Bond	16,968	—	15,557	—
Select Bond	31,072	—	29,345	—
Money Market	17,568	—	10,092	—

As of December 31 2006, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in Thousands)
Small Cap Growth Stock	$3,407	$45,726	$—	$58,653
T. Rowe Price Small Cap Value	4,991	15,138	—	77,404
Aggressive Growth Stock	9,438	106,812	—	121,394
International Growth	2,681	24,164	(3)	54,786
Franklin Templeton International Equity	33,123	21,645	—	557,328
AllianceBernstein Mid Cap Value	793	1,272	—	17,188
Index 400 Stock	8,655	29,670	—	102,602
Janus Capital Appreciation	6	234	—	24,506
Growth Stock	6,654	—	(9,516)	133,419
Large Cap Core Stock	6,345	—	(127,109)	111,431
Capital Guardian Domestic Equity	10,842	15,394	—	58,086
T. Rowe Price Equity Income	116	1,691	—	31,950
Index 500 Stock	35,782	76,175	—	644,557
Asset Allocation	7,635	12,906	—	30,520
Balanced	91,695	50,251	—	798,774
High Yield Bond	17,943	—	(68,687)	4,910
Select Bond	40,738	—	(20,092)	(6,214)

Note 14 — Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2006, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006, respectively, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 14, 2007

Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available (i) on the Commission’s website at http://www.sec.gov and (ii) at the Commission’s Public Reference Room.

Proxy Voting and Portfolio Holdings

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2006. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors
Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William A. McIntosh (67) 720 East Wisconsin Avenue Milwaukee, WI 53202	Director	Since 1997	18	MGIC Investment Corporation

Principal Occupation During Past 5 Years: Financial consulting. Adjunct Faculty Member, Howard University (1998-2004)
Michael G. Smith (62) 720 East Wisconsin Avenue Milwaukee, WI 53202	Director	Since 2003	18	Trustee of Ivy Fund (26 portfolios)

Principal Occupation During Past 5 Years: Private investor; retired since 1999
Miriam M. Allison (59) 720 East Wisconsin Avenue Milwaukee, WI 53202	Director	Since 2006	18	None

Principal Occupation During Past 5 Years: Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman of UMB Fund
Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Other Directors
Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore (61) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chairman and Director	Since 2000	18	Manpower, Inc.; Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001

Director and Officer Information (Unaudited)

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

Executive Officers
Name Age and Address	Position	Length of Time Served
Mark G. Doll (57) 720 East Wisconsin Avenue Milwaukee, WI 53202	President	Since 2003

Principal Occupation During Past 5 Years: Senior Vice President of Northwestern Mutual; President and Director of Mason Street Advisors, LLC
since 2002; Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001
Walter M. Givler (49) 720 East Wisconsin Avenue Milwaukee, WI 53202	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and
Associate Controller 2002; Associate Controller from 2001-2002; prior thereto, Director of New Business, Large Case Division
Kate M. Fleming (44) 720 East Wisconsin Avenue Milwaukee, WI 53202	Vice President-Operations	Since 2004

Principal Occupation During Past 5 Years: Vice President-Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual
Barbara E. Courtney (49) 720 East Wisconsin Avenue Milwaukee, WI 53202	Controller	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto Associate Director
Michael W. Zielinski (32) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004-2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, US Bancorp Fund
Services, LLC (mutual fund service provider) from 2001 to 2003
Randy M. Pavlick (47) 720 East Wisconsin Avenue Milwaukee, WI 53202	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors,
LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Financial Services, Inc. (formerly Sunstone Financial Group,
Inc.) (mutual fund service provider) from 1993 to 2004

Director and Officer Information (Unaudited)

Continuance of Certain Investment Sub-Advisory Agreements

At least annually, the Board of Directors of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”), including its Independent Directors, considers and votes upon the renewal of the investment advisory agreement between the Series Fund and Mason Street Advisors, LLC (“MSA”), and the sub-advisory agreements between MSA and each of the sub-advisors for those Portfolios for which MSA has appointed a sub-advisor. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the investment advisory agreement and each of the sub-advisory agreements on a staggered basis throughout the year.

At its August 2006 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Sub-Advisory Agreements between MSA and AllianceBernstein, L.P. (“AllianceBernstein”) relating to the AllianceBernstein Mid Cap Value Portfolio, and between MSA and Janus Capital Management LLP (“Janus”) relating to the Janus Capital Appreciation Portfolio. At its November 2006 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the Sub-Advisory Agreements between MSA and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios. AllianceBernstein, Janus and T. Rowe Price are collectively referred to herein as the “Sub-Advisors” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” (The continuation of the investment advisory agreement between the Series Fund and MSA is typically considered at the Board’s February meeting, and the sub-advisory agreements relating to the Franklin Templeton International Portfolio and the Capital Guardian Domestic Equity Portfolio are considered at the May meeting. The actions of the Series Fund Board with respect to those Portfolios will be discussed in the Series Fund’s semi-annual report.)

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of the Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In determining whether to approve the continuance of the Sub-Advisory Agreements on behalf of the Series Fund, the directors requested and received detailed information from MSA and the Sub-Advisors to assist them in their evaluation. In addition to the information provided to them at the meetings by MSA and the Sub-Advisors, and the in-person presentations of representatives of the Sub-Advisors, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisors and their interactions with representatives of MSA, its affiliates and the Sub-Advisors throughout the year.

While particular focus is given to an evaluation of the services, performance, fees, costs, and certain other relevant information under the Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisors and the nature, extent and quality of the services they provide the Sub-Advised Portfolios, and the related performance, costs and expenses, is an ongoing one. As a result, the directors’ consideration of the nature, extent and quality of services, and the performance, costs and expenses, included deliberations at other meetings in addition to the annual renewal meeting. The directors evaluated the information they deemed relevant on a Portfolio by Portfolio basis.

No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Advisor’s services, factors considered by the directors included the Sub-Advisor’s investment personnel, the experience of the portfolio managers of the Sub-Advised Portfolios, and any changes in professional and compliance personnel. The directors also considered the scope of the services provided by the Sub-Advisors, the Sub-Advisors’ experience, and the performance of the Sub-Advised Portfolios. Consideration was given to the Sub-Advisors’ reputations as leaders in providing investment management services. The directors noted that there were no significant changes in the services provided by the Sub-Advisors or the investment personnel providing those services. Based on their review of these factors and their experience with the services provided by the Sub-Advisors for the respective Sub-Advised Portfolios, the directors concluded that they were satisfied with the nature, extent and quality of services provided by the Sub-Advisors on behalf of the respective Sub-Advised Portfolios.

Investment Performance. The directors considered the investment performance of each of the Sub-Advised Portfolios over a variety of periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the directors were provided with (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year performance to the returns of appropriate peer groups created by an independent research firm, certain benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Sub-Advised Portfolio, and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and considered independent rankings and ratings, to provide an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors also considered the performance of accounts managed in a similar manner by certain of the Sub-Advisors and explanations from the Sub-Advisors regarding any significant differences in the performance of those accounts with the respective Sub-Advised Portfolios. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary and portfolio analysis they received periodically throughout the year.

Based on its review of the various measures and periods of investment performance for these Portfolios, the Board concluded that it was satisfied with the relative investment performance of these Portfolios over time. Regarding the relative shorter-term performance of certain of the Sub-Advised Portfolios, the Board considered the Sub-Advisor’s explanations for the performance and

Continuance of Certain Investment Sub-Advisory Agreements

Continuance of Certain Investment Sub-Advisory Agreements

any steps being taken in response, and concluded that the performance of these Sub-Advised Portfolios was being properly monitored.

Management Fees and Other Expenses; Costs and Profitability; Other Matters. In evaluating the management fees and total expenses paid by the Sub-Advised Portfolios, the directors considered the actual and contractual management fees and total expenses paid by each Sub-Advised Portfolio, as presented in connection with the review of the Series Fund’s investment management agreement with MSA. The directors also considered the sub-advisory fees, which fees are paid by MSA out of its management fee, including a comparison of those fees with fees charged by certain of the Sub-Advisors for similarly managed sub-advised accounts. Because the fees of the Sub-Advisors are paid by MSA, the directors also considered the information concerning costs and profitability of MSA with respect to each of the Sub-Advised Portfolios as presented with the renewal of MSA’s investment management agreement. The directors also considered the profitability information provided by certain of the Sub-Advised Portfolios and/or other financial information relating to the Sub-Advisor and/or their affiliates. The directors considered that the sub-advisory fees were the result of arm’s length negotiations between MSA and the Sub-Advisors.

Based on its review of the management and other expenses, the comparative data, the performance of each Sub-Advised Portfolio, the profitability information available, and other factors deemed relevant by the directors, the directors concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios, were reasonable in light of the nature, scope and quality of services provided and the performance of the Portfolios.

The directors were presented with other information including information regarding brokerage commissions and practices, portfolio turnover, regulatory and litigation matters, and compliance matters and procedures. Based on a consideration of all these factors in their totality, the Board, including the Independent Directors, approved the continuation of each of the Sub-Advisory Agreements relating to the Sub-Advised Portfolios.

Continuance of Certain Investment Sub-Advisory Agreements

Fidelity® Variable Insurance Products:
Mid Cap Portfolio

Annual Report
December 31, 2006

Fidelity
INVESTMENTS

Contents

Performance	3	How the fund has done over time.

Management’s Discussion	4	The manager’s review of fund performance, strategy and outlook.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	24	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	29

Trustees and Officers	30

Distributions	35

Proxy Voting Results	36

Board Approval of Investment Advisory Contracts and Management Fees	37

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Mid Cap Portfolio	2

VIP Mid Cap Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profit earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fundA
VIP Mid Cap – Initial Class	12.70%	15.80%	19.40%

VIP Mid Cap – Service ClassB	12.59%	15.69%	19.28%

VIP Mid Cap – Service Class 2C	12.40%	15.52%	19.12%

VIP Mid Cap – Investor ClassD	12.59%	15.76%	19.37%

A	From December 28, 1998.
B	Performance for Service Class shares reflects an asset based distribution fee (12b-1).
C

The Initial offering of Service Class 2 shares took place January 12,2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2’s 12b-1 fee been reflected, returns prior to January 12, 2000 would been lower.

D

The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class’s transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let’s say hypothetically that &10,000 was invested in VIP Mid Cap Portfolio — Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also how the S&P® MidCap 400 Index performed the same period.

3	Annual Report

VIP Mid Cap Portfolio

Management’s Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio

U.S. stock registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AveragesSM — a gauge of 30 mega-cap, blue-chip stocks — and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices — the latter of which hit a record closing high of $77 per barrel in July before falling sharply — also held economic growth in check. For the year overall, the Standard & Poor’s 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDQ Composite® Index rose 10.39%

During the year, the fund beat the 10.32% return of the Standard & Poor’s® MidCap 400 Index. (For specific portfolio performances results, please refer to the performances section of this report) I built up a large-than-normal cash position by the end of June but put much of this capital to work as market conditions improved in the period’s second half. Strong stock picking in consumer discretionary, industrials, consumer staples, materials and financials aided performance versus the index, along with overweighting the capital goods industry and the telecommunications services sector. Farm equipment maker AGCO turned in a strong performance, benefiting from robust global demand for farm commodities. Also aiding performance was Netherlands-based Core Laboratories, a provider of reservoir maintenance and management services for energy producers, along with Chinese personal products maker Hengan International Group, biotechnology instrument maker Thermo fisher Scientific and Canada-based gold producer Agnico-Eagle Mines. Having virtually no exposure to poorly performing clothing retailer Chico’s FAS was helpful as well. Conversely, overweighting the energy sector hurt relative performance, as did underweighting information technology, utilities and financials. The biggest detractor was Newmont Mining, a gold mining stock that suffered various operational problems during the period. A trio of oil and gas drillers — Parker Drilling, Global Industries and Noble Corp. — further detracted from the fund’s results. Additionally, underweighting the high-flying stock of Indian information technology outsourcing company Cognizant Technology Solutions was a mistake, despite its rich valuation.

The views expressed above those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, Any such views are subject to change at any time based upon market or other conditions and fidelity disclaims any responsibility to update such views. These views may not advice and, because investment decisions foe a Fidelity fund are based on numerous factors, may not be relied on as indication of trading intent on behalf of any Fidelity fund.

VIP Mid Cap Portfolio	4

VIP Mid Cap Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service(12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,00.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The Hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$1,000.00	$1,055.60	$3.58
HypotheticalA	$1,000.00	$1,021.73	$3.52
Service Class
Actual	$1,000.00	$1,054.90	$4.09
HypotheticalA	$1,000.00	$1,021.22	$4.02
Service Class 2
Actual	$1,000.00	$1,054.20	$4.87
HypotheticalA	$1,000.00	$1,020.47	$4.79
Investor Class
Actual	$1,000.00	$1,055.00	$4.20
HypotheticalA	$1,000.00	$1,021.12	$4.13

A	5% return per year before expenses
*	Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.69%
Service Class	.79%
Service Class 2.94%
Investor Class	.81%

5	Annual Report

VIP Mid Cap Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006

	% of fund’s net assets	% of fund’s net assets 6 months ago
AGCO Corp.	2.4	1.5
Thermo Fisher Scientific, Inc.	2.3	1.5
Juniper Networks, Inc.	2.3	0.0
GlobalSantaFe Corp.	2.1	1.0
Kinross Gold Corp.	1.9	1.3
CDW Corp.	1.8	0.9
Agnico-Eagle Mines Ltd.	1.7	0.8
Verizon Communication, Inc.	1.5	0.0
Ameriprise Financial, Inc.	1.5	0.4
AllianceBernstein Holding LP	1.5	0.8

	19.0

Top Five Market Sectors as of December 31, 2006

	% of fund’s net assets	% of fund’s net assets 6 months ago
Energy	14.6	17.2
Industrials	14.3	12.7
Health Care	13.0	9.7
Information Technology	12.5	10.7
Materials	11.9	12.9

Asset Allocation (% of fund’s net assets)

As of December 31, 2006*

■ Stocks	98.9%

☐ Short-Term Investments and Net Other Assets	1.1%

* Foreign investments	28.3%

As of June 30, 2006**

■ Stocks	88.8%

☐ Short-Term Investments and Net Other Assets	11.2%

* Foreign investments	26.5%

VIP Mid Cap Portfolio	6

VIP Mid Cap Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

	Shares	Value (Note 1)
Common Stocks – 98.9%
Consumer Discretionary – 11.1%
Auto components – 1.1%
Autoliv, Inc.	64.600	$3,895,380
BorgWarner, Inc.	100	5,902
Continental AG	100	11,631
ElringKlinger AG	200	12,811
Fuel Systems Solutions, Inc. (a)	649,644	14,344,140
Gentex Corp	2,376,513	36,978,542
Jinheng Automotive Safety Technology Holdings Ltd.	2,000	255
LKQ Corp. (a)	382,655	8,797,238
Minth Group Ltd.	11,262,000	9,251,916
New Focus Auto Tech Holdings Ltd.	7,084,000	2,003,625
Rico Auto Industries Ltd.	100	142
Showa Corp.	250,700	4,083,220

		79,384,802

Automobiles – 0.1%
Bajaj Auto Ltd.	86	5106
Geely Automobile Holdings Ltd.	59,050,200	5,845,577
Hyundai Motor Co.	2,770	200,751
Hyundai Motor Co. GDR (f)	100	3,538
PT Astra International Tbk	500	873
Renault SA	100	12,014

		6,067,859

Distributors – 0.0%
Abc-Mart, Inc.	100	2,478
China Resources Enterprise Ltd.	362,000	1,040,163
Li & Fung Ltd.	2,200	6,845

		1,049,486

Diversified Consumer Services – 0.4%
Apollo Group, Inc. Class A (a)	203,000	7,910,910
Benesse Corp.	100	3,805
Bright Horizons Family Solutions, Inc. (a)	57	2,204
Hartford Educational Corp. Ltd.	30,583	15,559
ITT Educational Services, Inc. (a)	326,500	21,669,805
New Oriental Education & Technology Group, Inc. sponsored ADR	100	3,354
Princeton Review, Inc. (a)	29	153
Raffles Educational Corp. Ltd.	734,000	847,393
Service Corp. International	100	1,025
Strayer Education, Inc.	100	10,605

		30,464,813

Hotels, Restaurants & Leisure – 1.8%
Accor SA	101,700	7,881,317
Buffalo Wild Wings, Inc. (a)	78,400	4,170,880
Carrols Restaurant Group, Inc.	240,100	3,404,618
Chipotle Mexican Grill, Inc. Class A	100	5,700
Indian Hotels Co. Ltd.	1,000	3,506
Krispy Kreme Doughnuts, Inc. (a)	100	1,110
Kyoritsu Maintenance Co. Ltd.	120	2,792
McCormick & Schmick’s Seafood Restaurants (a)	100	2,404
Minor International PCL (For. Reg.)	7,473,610	2,508,772
OSI Restaurant Partners, Inc.	100	3,920
P.F. Chang’s China Bistro, Inc. (a)	100	3,838
Panera Bread Co. Class A (a)	100	5,591
Red Robin Gourmet Burgers, Inc. (a)	152,900	5,481,465
Ruby Tuesday, Inc.	542,452	14,884,883
Ruth’s Chris Steak House, Inc. (a)	124,700	2,279,516
Shanghai Jin Jiang International Hotels Group Co. Ltd. (H Shares)	830,000	398,018
Shangri-La Asia Ltd.	100	258
Sonic Corp. (a)	2,573,341	61,631,505
St. Marc Holding Co. Ltd.	407,800	28,945,065
TAJ GVK Hotels & Resorts Ltd.	297,699	1,533,202
Texas Roadhouse, Inc. Class A (a)	100	1,326

		133,149,686

Household Durables – 0.7%
Alba PLC	26	106
Chitaly Holdings Ltd.	528,000	109,967
Corporacion Geo SA de CV Series B (a)	100	502
Cyrela Brazil Realty SA	407,800	3,884,264
Daito Trust Construction Co.	115,300	5,288,013
George Wimpey PLC	100	1,094
Henry Boot PLC	69,474	1,462,734
Makita Corp. sponsored ADR	100	3,110
Nihon Eslead Corp. (d)	262,700	7,988,022
Rational AG	100	18,635
Samson Holding Ltd.	100	55
Sekisui House Ltd.	569,000	8,282,881
Skyworth Digital Holdings Ltd.	2,052	203
Snap-On, Inc.	100	4,764
Techtronic Industries Co. Ltd.	500	648
The Stanley Works	418,871	21,065,023
Woongjin Coway Co. Ltd.	100	2,774

		48,112,795

Internet & Catalog Retail – 0.3%
Netflix, Inc. (a)	100	2,586
NutriSystem, Inc. (a)(d)	140,500	8,906,295
Priceline.com, Inc. (a)	350,400	15,280,944
VistaPrint Ltd. (a)	100	3,311

		24,193,136

Leisure Equipment & Products – 1.0%
Beneteau SA	100	10,892
Giant Manufacturing Co. Ltd.	512,000	840,632
Jumbo SA	862,219	18,873,039
Marvel Entertainment, Inc. (a)	305,700	8,226,387
Mega Brands, Inc. (a)	100	2,243
Nidec Copal Corp.	100	1,177
Oakley. Inc.	2,108,113	42,288,747
SHIMANO, Inc.	100	2,898

		70,246,015

Media – 2.0%
Aegis Group PLC	70,600	193,583

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

VIP Mid Cap Portfolio

Investments – continued

	Shares	Value (Note 1)
Common Stocks – continued
CONSUMER DISCRETIONARY – continued
Media – continued
Austar United Communications Ltd.	100	$104
Balaji Telefilms Ltd.	100	287
Clear Media Ltd. (a)	243,000	296,787
Dow Jones & Co., Inc.	314,700	11,958,600
E.W. Scripps Co. Class A	102,700	5,128,838
Focus Media Holding Ltd. ADR (a)	76,700	5,092,113
Getty Images, Inc. (a)	101,980	4,366,784
Grupo Televisa SA de CV (CPO) Sponsored ADR	100	2,701
Harris Interactive, Inc. (a)	1,697,677	8,556,242
Interpublic Group of Companies, Inc.	423,000	5,177,520
McGraw-Hill Companies, Inc.	100	6,802
Modern Times Group AB (MTG) (B Shares)	69,750	4,584,995
News Corp. Class A	204	4,382
Omnicom Group, Inc.	912,248	95,366,406
Radio One, Inc. Class D (non-vtg.) (a)	469,228	3,162,597
Reuters Group PLC sponsored ADR	200	10,446
Trader Classified Media NV:
(A Shares)	100	166
Class A (NY Shares)	76,800	111,360
Usen Corp.	100	1,092
Wire & Wireless India Ltd.	44	93
Zee News Ltd. (a)	40	62
Zee Telefilms Ltd.	88	586

		144,022,546

Multiline Retail – 0.6%
Don Quijote Co. Ltd.	300	5,733
JCPenney Co., Inc.	100	7,736
Lifestyle International Holdings Ltd.	2,328,500	5,987,169
Lojas Renner SA	595,600	8,460,782
Nordstrom, Inc.	530,100	26,155,134
Parkson Retail Group Ltd.	500	2,475
PT Mitra Adiperkasa Tbk	1,553,000	157,138
Ryohin Keikaku Co. Ltd.	47,000	3,596,556
Shopper’s Stop Ltd.	200,100	3,078,950

		47,451,673

Specialty Retail – 1.5%
Asahi Co. Ltd.	200	2,906
Blacks Leisure Group PLC	100	782
Build-A-Bear Workshop, Inc. (a)(d)	183,870	5,152,037
CarMax, Inc. (a)	122,400	6,564,312
Charming Shoppes, Inc. (a)	100	1,353
China Paradise Electronics Retail Ltd.	567,900	159,894
Chow Sang Sang Holdings International Ltd.	2,000	1,131
Cost Plus, Inc. (a)	100	1,030
DSG International PLC	5,765,678	21,624,886
DSG International PLC sponsored ADR	100	1,120
DSW, Inc. Class A (a)	100	3,857
Esprit Holdings Ltd.	500	5,583
Fantastic Holdings Ltd.	110	297
Gamestop Corp.:
Class A (a)	26,500	1,460,415
Class B (a)	465,700	25,501,732
GOME Electrical Appliances Holdings Ltd.	100	78
Guess?, Inc. (a)	100	6,343
Hennes & Mauritz AB (H&M) (B Shares)	100	5,054
Inditex SA	354,500	19,099,525
JB Hi-Fi Ltd.	100	517
KOMERI Co. Ltd.	100	2,923
Lewis Group Ltd.	724,400	6,084,919
Nafco Co. Ltd.	1,300	33,742
Nitori Co. Ltd.	100	4,343
Pendragon PLC	500	979
RONA, Inc. (a)	100	1,801
Ross Stores, Inc.	590,355	17,297,402
Sally Beauty Holdings, Inc. (a)	474,900	3,704,220
Sharper Image Corp. (a)	100	925
Williams-Sonoma, Inc.	100	3,144
Xebio Co. Ltd.	100	3,142
Yamada Denki Co. Ltd.	59,360	5,036,002

		111,766,394

Textiles, Apparel & Luxury Goods – 1.6%
Asics Corp.	5,355,700	67,210,548
Columbia Sportswear Co.	90,400	5,035,280
Crocs, Inc.	198,000	8,553,600
Folli Follie SA	80	3,158
Gildan Activewear, Inc. Class A (a)	200	9,346
Good Fellow Group Ltd. (a)	8,198,000	1,127,735
Heelys, Inc.	6,100	195,871
Iconix Brand Group, Inc. (a)	9,200	178,388
Luxottica Group Spa sponsored ADR	100	3,067
NIKE, Inc. Class B	100	9,903
Phoenix Footwear Group, Inc. (a)	2,100	9,240
Polo Ralph Lauren Corp. Class A	100	7,766
Ports Design Ltd.	2,687,500	5,873,713
Quiksilver, Inc. (a)	390,568	6,151,446
Ted Baker PLC	1,365,208	15,708,740
The Swatch Group AG (Bearer)	100	22,089
Tod’s Spa	100	8,066
Under Armour, Inc. Class A (sub. vtg.) (a)	70	3,532
VF Corp.	10,500	861,840
Welspun India Ltd. (a)	27,489	53,588
Yue Yuen Industrial Holdings Ltd.	1,396,300	4,433,952

		115,460,868

TOTAL CONSUMER DISCRETIONARY		811,370,073

CONSUMER STAPLES – 6.0%
Beverages – 0.1%
Boston Beer Co., Inc. Class A (a)	36,500	1,313,270

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	8

Common Stocks – continued

	Shares	Value (Note 1)
CONSUMER STAPLES – continued
Beverages – continued
Brick Brewing Co. Ltd. (a)	100	$154
C&C Group PLC	44,331	787,172
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	100	4,880
sponsored ADR	20	878
Formento Economico Mexicano SA de CV sponsored ADR	18,600	2,153,136
Grupo Modelo SA de CV Series C	142,600	791,834
Heineken Holding NV (A Shares)	100	4,066
Jones Soda Co. (a)	45,559	560,376
MGP Ingredients, Inc.	200	4,522
Remy Cointreau SA	100	6,469
Tsingtao Brewery Co. Ltd (H Shares)	3,000	5,060
Yantai Changyu Pioneer Wine Co. (B Shares)	130	613

		5,632,430

Food & Staples Retailing – 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	100	2,174
Daikokutenbussan Co. Ltd.	79,000	1,327,173
Heng Tai Consumables Group Ltd.	22,257,200	2,031,628
Lianhua Supermarket Holdings Co. (H Shares)	356,000	425,646
Metro AG	297,000	18,942,322
Performance Food Group Co. (a)	937,485	25,912,085
Plant Co. Ltd.	127,000	419,244
Safeway, Inc.	260,159	8,991,095
Shinsegae Co. Ltd.	100	62,366
Valor Co. Ltd.	651,000	8,618,026
Wal-Mart de Mexico SA de CV sponsored ADR	202	8,858
Whole Foods Market, Inc.	225,056	10,561,878
X5 Retail Group NV unit (a)(f)	100	2,600

		77,305,095

Food Products – 2.1%
Alico, Inc.	55,049	2,787,131
Barry Callebaut AG	85	42,885
Britannia Industries Ltd.	25,116	623,046
Bunge Ltd.	100	7,251
Campbell Soup, Co.	100	3,889
Chaoda Modern Agriculture (Holdings) Ltd.	1,000	644
China Mengniu Dairy Co. Ltd.	100	263
China Yurun Food Group Ltd.	1,000	922
Chiquita Brands International, Inc.	666,200	10,639,214
COFCO International Ltd.	2,000	2,021
Corn Products International, Inc.	1,571,604	54,283,202
Diamond Foods, Inc.	77,900	1,480,879
Green Mountain Coffee Roasters, Inc. (a)	100	4,923
Groupe Danone	225,600	34,191,701
Groupe Danone sponsored ADR	81,700	2,663,420
H.J. Heinz Co.	184,900	8,322,349
Heritage Foods (India) Ltd.	100	399
Hershey Co.	100	4,890
Hormel Foods Corp.	100	3734
IAWS Group PLC (Ireland)	25,450	651,822
Lindt & Spruengli AG	402	10,124,615
McCormick & Co. Inc. (non-vtg.)	471,200	18,169,472
Nutreco Holding NV	100	6,520
PAN Fish ASA (a)	4,775,000	4,365,312
Peet’s Coffee & Tea, Inc. (a)	100	2,624
PT Indofood Sukses Makmur Tbk	16,859,000	2,530,668
Rocky Mountain Chocolate Factory, Inc.	100	1,470
Seaboard Corp.	430	758,950
Want Want Holdings Ltd.	1,000	1,630
Wimm-Bill-Dann Foods OJSC sponsored ADR	47,600	3,167,780
Wm. Wrigley Jr. Co.	100	5,172

		154,848,888

Household Products – 0.1%
Church & Dwight Co, Inc.	208,200	8,879,730
Hindustan Lever Ltd.	100	491

		8,880,221

Personal Products – 2.6%
Amorepacific Corp. (a)	62	38,667
Avon Products, Inc.	3,081,079	101,798,850
Concern Kalina OJSC:
GDR (f)	21,643	1,135,790
sponsored ADR	21,300	1,117,790
Estee Lauder Companies, Inc. Class A	100	4,082
Godrej Consumer Products Ltd.	359,060	1,222,912
Hengan International Group Co. Ltd.	29,834,200	73,949,754
Kose Corp.	110	3,326
Marico Ltd.	100	1,231
Natura Cosmeticos SA	168,300	2,349,819
NBTY, Inc. (a)	56,200	2,336,234
Shiseido Co. Ltd. sponsored ADR	207,200	4,475,520

		188,433,975

TOTAL CONSUMER STAPLES		435,100,609

ENERGY – 14.6%
Energy Equipment & Services – 11.1%
Cameron International Corp. (a)	1,503,000	79,734,150
Core Laboratories NV (a)(e)	1,269,500	102,829,500
Diamond Offshore Drilling, Inc.	164,000	13,110,160
ENSCO International, Inc.	693,800	34,731,628
FMC Technologies, Inc. (a)	215,400	13,275,102
Global Industries Ltd. (a)	1,826,306	23,815,030
GlobalSantaFe Corp.	2,574,339	151,319,646
Metretek Technologies, Inc. (a)	100	1,232
Newpark Resources, Inc (a)	2,881,639	20,776,617
Noble Corp.	608,500	46,337,275
See accompanying notes which are an integral part of the financial statements.

9	Annual Report

VIP Mid Cap Portfolio

Investments – continued

Common Stock – continued

	Shares	Value (Note 1)
Energy – continued
Energy Equipment & Services – continued
Oceaneering International, Inc. (a)	293,900	$11, 667, 830
Parker Drilling Co. (a)	4,892,399	39,970,900
Pason Systems, Inc.	3,316,400	37,714,806
Pride International, Inc. (a)	1,332,750	39,995,828
Rowan Companies, Inc.	1,506,100	50,002,520
RPC, Inc.	452,800	7,643,264
Smith International, Inc.	1,389,320	57,059,372
Superior Energy Services, Inc. (a)	1,020,531	33,350,953
TODCO Class A (a)(d)	361,200	12,342,204
Transocean, Inc. (a)	131,000	10,596,590
W-H Energy Services, Inc. (a)	448,172	21,821,495

		808,096,102

Oil, Gas & Consumable Fuels – 3.5%
Cabot Oil & Gas Corp.	606,724	36,797,811
Cameco Corp. (d)	135,400	5,481,029
Canadian Natural Resources Ltd.	120,100	6,401,557
Chesapeake Energy Corp.	268,300	7,794,115
China Coal Energy Co. Ltd. (H Shares)	1,000	649
China Petroleum & Chemical Corp. sponsored ADR	100	9,264
China Shenhua Energy Co. Ltd. (H Shares)	500	1,203
CONSOL Energy, Inc.	767,315	24,653,831
Cosmo Oil Co. Ltd.	1,244,000	5,057,505
Frontier Oil Corp.	382,800	11,001,672
Hess Corp.	584,800	28,988,536
Houston Exploration Co. (a)	353,125	18,284,813
International Coal Group, Inc. (a)	1,638,766	8,931,275
JKX Oil & Gas	91	526
Newfield Exploration Co. (a)	271,900	12,493,805
Niko Resources Ltd.	100	7,148
Nippon Oil Corp.	741,000	4,954,523
Noble Energy, Inc.	283,300	13,901,531
OPTI Canada, Inc. (a)	200	3,393
Peabody Energy Corp.	261,500	10,567,215
Penn Virginia Resource Partners LP	253,265	6,587,423
PetroChina Co. Ltd. sponsored ADR	100	14,078
Petroleo Barasileiro SA Petrobras:
(PN) sponsored ADR (non-vtg.)	100	9,276
sponsored ADR	100	10,299
Rentech, Inc. (a)	100	377
Sasol Ltd. sponsored ADR	100	3,690
Southwestern Energy Co. (a)	333,100	11,675,155
Sunoco, Inc.	236,500	14,748,140
Surgutneftegaz JSC sponsored ADR	100	7,700
Tesoro Corp.	281,550	18,517,544
Uramin, Inc. (a)	100	282
Valero Energy Corp.	184,822	9,455,494
VeraSun Energy Corp.	100	1,975

		256,362,834

TOTAL ENERGY		1,064,458,936

FINANCIALS – 11.4%
Capital Markets – 4.2%
Acta Holding ASA	376,350	1,991,925
AllianceBernstein Holding LP	1,364,828	109,732,171
Ameriprise Financial, Inc.	2,029,697	110,618,487
AWD Holding AG	157,600	6,662,194
Azimut Holdings Spa	907,400	12,157,989
Charlemagne Capital Ltd.	2,252,100	3,605,870
Deutsche Bank AG (NY Shares)	100	13,324
EFG International (a)	100	3,770
Espirito Santo Financial Group SA	100	3,287
Franklin Resources, Inc.	8,400	925,428
Indiabulls Financial Services Ltd.	300	4,491
JAFCO Co. Ltd.	231,800	11,448,837
Japan Asia Investment Co. Ltd.	158,000	944,948
Jefferies Group, Inc.	240,500	6,450,210
Korea Investment Holdings Co. Ltd.	288,880	14,381,878
Legg Mason, Inc.	100	9,505
Marusan Securities Co. Ltd. (d)	1,331,600	17,393,011
MPC Muenchmeyer Petersen Capital AG	59,600	5,256,873
New Star Asset Management Ltd.	100	833
Nuveen Investments, Inc. Class A	100	5,188
T. Rowe Price Group, Inc.	400	17,508
TD Ameritrade Holding Corp.	100	1,618
W.P. Carey & Co. LLC	70,600	2,122,942

		303,752,287

Commercial Banks – 1.0%
Allahabad Bank	1,142,127	2,330,079
Banco Itau Holding Finaceira SA:
(PN) (non-vtg.)	5,300	191,385
sponsored ADR (non-vtg.)	97,700	3,531,855
Banco Pastor SA	100	1,947
Bank of Ayudhya PCL (For. Reg.)	304,800	159,063
Bank of Baroda	1,157,580	6,890,638
Bank of Fukuoka Ltd.	798,000	5,818,261
Bank of India	1,345,338	6,324,903
Boston Private Financial Holdings, Inc.	195	5,501
Canara Bank	273,867	1,738,061
Capitalia Spa	79	748
Cathay General Bancorp	20	690
Commerce Bancorp, Inc., New Jersey	46,500	1,640,055
Corp. Bank Ltd.	230,369	1,812,038
DnB Nor ASA	100	1,419
East West Bancorp, Inc.	100	3,542
Fulton Financial Corp.	13	217
HDFC Bank Ltd. sponsored ADR	100	7,548

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	10

Common Stocks – continued

	Shares	Value (Note 1)
FINANCIALS – continued
Commercial Banks – continued
Hiroshima Bank Ltd.	1,480,900	$8,583,125
Hokuhoku Financial Group, Inc.	100	366
ICICI Bank Ltd. sponsored ADR	4,000	166,960
Industrial & Commercial Bank of China (Asia) Ltd.	938,000	1,808,879
Juroku Bank Ltd.	1,155,400	6,366,589
Lakeland Financial Corp.	200	5,106
Marshall & Ilsley Corp.	100	4,811
Nara Bancorp, Inc.	45,339	948,492
Oriental Bank of Commerce	182,856	960,020
OTP Bank Rt.	100	4,595
PT Bank Central Asia Tbk	500	289
Punjab National Bank	349,364	4,383,225
Sberbank (Savings Bank of the Russian Federation) GDR	100	35,909
Siam City Bank PLC (For. Reg.)	236,300	117,317
State Bank of India	95,126	3,223,093
Sumitomo Trust & Banking Co. Ltd.	1,206,000	12,642,486
UCO Bank (a)	1,431,669	688,006
Uniao de Bancos Brasileiros SA (Unibanco) GDR	23,400	2,175,264
Union Bank of India	136,229	388,383
UTI Bank Ltd.	279,300	2,973,122
Vijaya Bank Ltd.	436,403	472,659
Wintrust Financial Corp.	100	4,802

		76,411,448

Consumer Finance – 0.3%
Advanta Corp.:
Class A	3,834	152,632
Class B	157,595	6,875,870
CompuCredit Corp. (a)(d)	349,200	13,901,652

		20,930,154

Diversified Financial Services – 0.3%
Bank of America Corp.	277,600	14,821,064
Financial Technology (India) Ltd.	78	3,141
Hong Kong Exchanges & Clearing Ltd.	100	1,099
Infrastructure Development Finance Co. Ltd.	100	177
Kotak Mahindra Bank Ltd.	611,358	5,540,540
Moody’s Corp.	53	3,660
PICO Holdings, Inc. (a)	12,000	417,240
SREI Infrastructure Finance Ltd.	100	120

		20,787,041

Insurance – 3.4%
Admiral Group PLC	457,800	9,853,900
AFLAC, Inc.	1,151,600	52,973,600
American International Group, Inc.	419,100	30,032,706
April Group	100	4,804
Assurant, Inc.	1,499,801	82,864,005
Baloise Holdings AG (Reg.)	100	9,992
Brown & Brown, Inc.	100	2,821
China life Insurance Co. Ltd. ADR	266	13,436
Everest Re Group Ltd.	52,300	5,131,153
Genworth Financial, Inc. Class A (non-vtg.)	100	3,421
Milano Assicurazioni Spa	1,021,400	8,326,693
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,398,000	13,272,039
Power Financial Corp.	100	3,232
Principal Financial Group, Inc.	100	5,870
Progressive Corp.	618,324	14,975,807
Protective Life Corp.	57,800	2,745,500
Reinsurance Group of America, Inc.	492,800	27,448,960
UNIPOL Assicurazioni Spa	100	361
USI Holdings Corp. (a)	100	1,536
W.R. Berkley Corp.	1	26

		247,669,862

Real Estate Investment Trusts – 0.5%
Alexandria Real Estate Equities, Inc.	100	10,040
BioMed Realty Trust, Inc.	100	2,860
Charter Hall Group unit	1,065,500	1,900,899
Developers Diversified Realty Corp.	13,900	875,005
Digital Realty Trust, Inc.	100	3,423
Equity Residential (SBI)	166,000	8,424,500
Inland Real Estate Corp.	114,100	2,135,952
K-REIT Asia	353,020	575,645
Multiplex Group unit	5,589,000	17,603,707
Plum Creek Timber Co., Inc.	100	3,985
Societe de la Tour Eiffel	4,600	828,954
Weingarten Realty Investors (SBI)	161,300	7,437,543

		39,802,513

Real Estate Management & Development – 1.7%
Aeon Mall Co. Ltd.	481,100	27,156,590
AV Jennings Homes Ltd.	104	91
British Land Co. PLC	333,800	11,205,515
CapitaLand Ltd.	1,914,000	7,740,143
Derwent Valley Holdings PLC	229,300	9,417,533
Fabege AB	27,600	739,822
Hopson Development Holdings Ltd.	3,720,000	10,521,579
Joint Corp.	200	7,694
Keppel Land Ltd.	100	450
Kerry Properties Ltd.	9,143,024	42,727,707
Land Securities Group PLC	131,400	5,978,321
NTT Urban Development Co.	395	763,125
Sankei Building Co. Ltd.	76,300	671,671
Shanghai Forte Land Co. Ltd. (H Shares)	1,022,000	457,241
Shanghai Real Estate Ltd.	10,050,000	3,475,631
Shun Tak Holdings Ltd.	994,200	1,521,024
Sobha Developers Ltd. (a)	1,722	38,882
Songbird Estates PLC Class B	156,800	1,073,317
Ticon Industrial Connection PCL (For. Reg.)	2,316,400	1,208,841

		124,705,177

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

VIP Mid Cap Portfolio

Investments – continued

	Shares	Value (Note 1)
Common Stocks – continued
Financials – continued
Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp. Ltd.	84	$3,098

TOTAL FINANCIALS		834,061,580

HEALTH CARE – 13.0%
Biotechnology – 1.0%
Alnylam Pharmaceuticals, Inc. (a)	122,300	2,617,220
Amylin Pharmaceuticals, Inc. (a)	135,013	4,869,919
BioCryst Pharmaceuticals, Inc. (a)(d)	334,200	3,863,352
Biogen Idec, Inc. (a)	478,100	23,517,739
Celgene Corp. (a)	100	5,753
CSL Ltd.	83	4,283
Cubist Pharmaceuticals, Inc. (a)	100	1,811
CuraGen Corp. (a)	100	460
CytRx Corp. (a)	100	191
deCODE genetics, Inc. (a)	100	453
Genentech, Inc. (a)	100	8,113
Genitope Corp. (a)	100	352
Genta, Inc. (a)	100	44
GTx, Inc. (a)	422,853	7,543,698
Human Genome Sciences, Inc. (a)	1,945,700	24,204,508
Infinity Pharmaceuticals, Inc. (a)	100	1,245
MannKind Corp. (a)	40	660
Medarex, Inc. (a)	181,657	2,686,707
Myriad Genetics, Inc. (a)	100	3,130
Orchid Cellmark, Inc. (a)	100	310
Pro-Pharmaceuticals, Inc. (a)	100	44
Seattle Genetics, Inc. (a)	100	533
Sino Biopharmaceutical Ltd.	4,000	473
Sirna Therapeutics, Inc. (a)	117,399	1,527,361
Sonus Pharmaceuticals, Inc. (a)	100	611
Telik, Inc. (a)	100	443
Theravance, Inc. (a)	100	3,089

		70,862,502

Health Care Equipment & Supplies – 1.6%
ArthroCare Corp. (a)	182,246	7,275,260
Beckman Coulter, Inc.	232,800	13,921,440
Becton, Dickinson & Co.	329,900	23,142,485
bioMerieux SA	100	6,819
Biophan Technologies, Inc. (a)	100	50
Biosite, Inc. (a)	94,000	4,591,900
C.R. Bard, Inc.	271,900	18,079,163
Clinical Data, Inc. (a)	100	1,605
Cytyc Corp. (a)	100	2,830
Edwards Lifesciences Corp. (a)	781,744	36,773,238
Endocare, Inc. (a)	144,600	255,942
Fresenius AG	100	20,029
Gen-Probe, Inc. (a)	100	5,237
Haemonetics Corp. (a)	62,200	2,800,244
Hologic, Inc. (a)	100	4,728
Hospira, Inc. (a)	100	3,358
Immucor, Inc. (a)	100	2,923
Kinetic Concepts, Inc. (a)	100	3,955
Kyphon, Inc. (a)	100	4,040
Mindray Medical International Ltd. sponsored ADR	30,700	734,344
Neogen Corp (a)	100	2,220
NMT Medical, Inc. (a)	100	1,353
NuVasive, Inc. (a)	100	2,310
Optos PLC	100	422
Palomar Medical Technologies, Inc. (a)	75,025	3,801,517
Somanetics Corp. (a)	100	2,283
St. Jude Medical, Inc. (a)	100	3,656
Thermogenesis Corp. (a)	926,200	3,991,922
Varian Medical Systems, Inc. (a)	100	4,757
Vital Signs, Inc.	51,366	2,564,191
Zimmer Holdings, Inc. (a)	100	7,838

		118,012,059

Health Care Providers & Services – 2.6%
Acibadem Saglik Hizmetleri AS	100	1,074
Aetna, Inc.	100	4,318
Apollo Hospitals Enterprise Ltd.	112,354	1,093,615
Bangkok Dusit Medical Service PCL (For. Reg.)	100	98
Brookdale Senior Living, Inc. (d)	300,500	14,424,000
Bumrungrad Hospital PCL (For. Reg.)	100	104
Express Scripts, Inc. (a)	355,600	25,460,960
Health Net, Inc. (a)	100	4,866
Laboratory Corp. of America Holdings (a)	340,900	25,045,923
Lincare Holdings, Inc. (a)	907,800	36,166,752
Medical Saude SA	180,000	2,021,999
National Research Corp.	100	2,286
Nighthawk Radiology Holdings, Inc.	197,700	5,041,350
Omnicare, Inc.	794,000	30,672,220
Quest Diagnostics, Inc.	257,000	13,621,000
Ramsay Health Care Ltd.	100	896
ResCare, Inc. (a)	1,109,698	20,141,019
Sonic Healthcare Ltd.	100	1,175
Symbion, Inc. (a)	860,535	15,928,503

		189,632,158

Health Care Technology – 1.1%
Allscripts Healthcare Solutions, Inc. (a)	171,600	4,631,484
Cerner Corp. (a)	100	4,550
Eclipsys Corp. (a)	889	18,278
Emageon, Inc. (a)	100	1,536
Emdeon Corp. (a)	2,549,919	31,593,496
IMS Health, Inc.	1,317,200	36,196,656
Merge Technologies, Inc. (a)	200	1,312
Phase Forward, Inc. (a)	100	1,498
ProxyMed, Inc. (a)	100	462
TriZetto Group, Inc. (a)	567,736	10,429,310

		82,878,582

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	12

	Shares	Value (Note 1)
Common Stocks – continued
HEALTH CARE – continued
Life Sciences Tools & Services – 5.1%
Applera Corp.:
– Applied Biosystems Group	100	$3,669
– Celera Genomics Group (a)	52,200	730,278
Bachem Holding AG (B Shares)	100	7,547
Bio-Imaging Technologies, Inc. (a)	100	806
Bio-Rad Laboratories, Inc. Class A (a)	9,500	783,940
Cambrex Corp.	100	2,272
Charles River Laboratories International, Inc. (a)	577,700	24,985,525
Covance, Inc. (a)	222,000	13,078,020
Dionex Corp. (a)	100	5,671
Evotec OAI AG (a)	100	429
Exelixis, Inc. (a)	74	666
Harvard Bioscience, Inc. (a)	1,462,135	7,500,753
ICON PLC sponsored ADR	399,252	15,051,800
Illumina, Inc. (a)	100	3,931
Invitrogen Corp. (a)	87,800	4,968,602
Millipore Therapeutics (a)	591,200	39,373,920
Nektar Therapeutics (a)	100	1,521
PRA International (a)	39,200	990,584
QIAGEN NV (a)	5,325,500	80,574,815
Thermo Fisher Scientific, Inc. (a)	3,715,800	168,288,852
Ventana Medical Systems, Inc. (a)	122,000	5,249,660
Waters Corp. (a)	266,920	13,071,072

		374,674,063

Pharmaceuticals – 1.6%
Allergan, Inc.	201,308	24,104,620
Boiron SA	55	1,328
Chugai Pharmaceutical Co. Ltd.	100	2,062
Daiichi Sankyo Co. Ltd.	100	3,125
Eisai Co. Ltd. sponsored ADR	100	5,500
Endo Pharmaceuticals, Inc. (a)	1,707,488	47,092,519
Forest Laboratories, Inc. (a)	441,400	22,334,840
New River Pharmaceuticals, Inc. (a)	127,547	6,978,096
Pfizer Ltd.	100	1,730
Ranbaxy Laboratories Ltd. sponsored GDR	75	675
Roche Holding AG (participation certificate)	149	26,709
SuperGen, Inc. (a)	100	508
Valeant Pharmaceuticals International	782,840	13,496,162

		114,047,874

TOTAL HEALTH CARE		950,107,238

INDUSTRIALS – 14.3%
Aerospace & Defense – 0.5%
Alliant Techsystems, Inc. (a)	104,200	8,147,398
Ceradyne, Inc. (a)	157,824	8,917,056
Embraer – Empresa Brasileira de Aeronautica SA sponsored ADR	100	4,143
Esterline Technologies Corp. (a)	484,705	19,499,682
General Dynamics Corp.	200	14,870
Precision Castparts Corp.	100	7,828
Rockwell Collins, Inc.	100	6,329

		36,597,306

Air Freight & Logistics – 0.2%
Business Post Group PLC	200	1,720
C.H. Robinson Worldwide, Inc.	120,900	4,943,601
Expeditors International of Washington, Inc.	14,300	579,150
Panalpina Welttransport Holding AG	52,300	7,130,941
United Parcel Service, Inc. Class B	67,700	5,076,146

		17,731,558

Airlines – 0.5%
ACE Aviation Holdings, Inc. Class A (a)	899,700	29,159,231
Air China Ltd. (H Shares)	2,000	1,083
easyJet PLC (a)	100	1,201
TAM SA (PN) sponsored ADR (ltd. vtg.)	240,400	7,214,404

		36,375,919

Building Products – 0.0%
Ameron International Corp.	41,000	3,131,170
Duratex SA	100	1,247
Trex Co., Inc. (a)	100	2,289

		3,134,706

Commercial Services & Supplies – 1.2%
Advisory Board Co. (a)	100	5,354
Bio-Treat Technology Ltd.	940,300	371,054
Equifax, Inc.	1,757,403	71,350,562
Experian Group Ltd.	100	1,174
GFK AG	20	867
Intertek Group PLC	436,200	7,120,753
Korn/Ferry International (a)	264,000	6,061,440
Manpower, Inc.	100	7,493
Midas International Holdings Ltd.	4,166,000	168,712
Monster Worldwide, Inc. (a)	100	4,664
Ritchie Brothers Auctioneers, Inc.	100	5,354
Robert Half International, Inc.	100	3,712
Sinomem Technology Ltd.	2,723,000	1,776,082
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	100	111,407
Steelcase, Inc. Class A	100	1,816
Stericycle, Inc. (a)	100	7,550
Tele Atlas NV (a)	65,600	1,374,423
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	1,386,000	400,923
United Envirotech Ltd.	1,000	176

		88,773,516

Construction & Engineering – 0.6%
Arcadis NV	9,700	598,037
Comfort Systems USA, Inc.	18,807	237,720
Fluor Corp.	64,400	5,258,260
Gammon India Ltd.	80,000	761,011

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

VIP Mid Cap Portfolio

Investments – continued

	Shares	Value (Note 1)
Common Stocks – continued
INDUSTRIALS – continued
Construction & Engineering – continued
Hindustan Construction Co. Ltd. (a)	220,000	$733,333
Insituform Technologies, Inc. Class A (a)	3,200	82,752
IVRCL Infrastructures & Projects Ltd.	688,326	6,006,372
Jacobs Engineering Group, Inc. (a)	170,170	13,867,508
Larsen & Toubro Ltd.	50,200	1,645,340
LG Engineering & Construction Co. Ltd.	29,690	2,652,946
Nagarjuna Construction Co. Ltd.	20,100	97,937
Orascom Construction Industries SAE GDR	100	9,630
PTC India Ltd.	100	129
Quanta Services, Inc. (a)	30,500	599,935
Schmack Biogas AG (a)	100	7,055
Shaw Group, Inc. (a)	228,600	7,658,100
SNC-Lavalin Group, Inc.	100	2,699
Taihei Dengyo Kaisha Ltd.	348,000	2,396,976

		42,615,740

Electrical Equipment – 2.8%
ABB Ltd. India	10,000	843,398
AstroPower, Inc. (a)	100	0
Ceres Power Holding PLC (a)	100	431
Cooper Industries Ltd. Class A	532,500	48,153,975
Crompton Greaves Ltd.	1,335,821	6,322,553
Distributed Energy Systems Corp. (a)	100	360
Dongfang Electrical Machinery Co. Ltd. (H Shares)	366,000	978,723
Energy Conversion Devices, Inc. (a)	252,200	8,569,756
First Solar, Inc.	160,400	4,779,920
Johnson Electric Holdings Ltd. Sponsored ADR	100	675
Jyoti Structures Ltd.	500	1,486
Kalpataru Power Transmission Ltd.	40,000	897,155
KEC International Ltd.	100	838
Legrand SA	100	2,931
Neon-Neon Holdings Ltd.	6,974,000	6,661,715
Nexans SA	23,300	2,983,784
Q-Cells AG	200	8,996
Rockwell Automation, Inc.	1,269,111	77,517,300
Roper Industries, Inc.	353,800	17,774,912
Shanghai Electric (Group) Corp. (H Shares)	24,478,000	10,290,560
Solar Integrated Technologies, Inc. (a)	100	72
SolarWorld AG (d)	242,000	15,207,648
Thomas & Betts Corp. (a)	100	4,728

		201,001,916

Industrial Conglomerates – 0.9%
Aditya Birla Nuvo Ltd.	100	2,828
Aditya Birla Nuvo Ltd. rights 2/8/07 (a)	12	121
Fu Sheng Industrial Co. Ltd.	778,000	761,645
General Electric Co.	1,195,200	44,473,392
Hutchison Whampoa Ltd. ADR	100	5,065
Max India Ltd. (a)	167,246	3,241,422
McDermott International, Inc. (a)	107,000	5,442,020
NWS Holdings Ltd.	2,165,033	4,954,500
Sequa Corp. Class A	100	11,506
Shanghai Industrial Holdings Ltd. (H Shares)	1,000	2,129
Siemens India Ltd.	30,000	772,730
Teleflex, Inc.	134,900	8,709,144

		68,376,502

Machinery – 6.6%
A.S.V., Inc. (a)	100	1,627
AGCO Corp. (a)(d)(e)	5,771,923	178,583,287
Badger Meter, Inc.	205,755	5,699,414
Bucher Holding AG	500	54,268
China Infrastructure Machinery Holdings Ltd. (a)	144,000	170,320
China Metal International Holdings Inc.	2,000	702
China Yuchai International Ltd.	100	689
Circor International, Inc.	100	3,679
Crane Co.	230,784	8,455,926
Cummins India Ltd.	100	627
Danaher Corp.	100	7,244
Deere & Co.	1,049,700	99,794,979
Dover Corp.	174,741	8,565,804
Eicher Motors Ltd.	240,630	1,985,204
ESCO Technologies, Inc. (a)	100	4,544
Graco, Inc.	100	3,962
Harsco Corp.	956,719	72,806,316
Hexagon AB (B Shares)	100	4,273
Hyflux Ltd.	100	152
Jain Irrigation Systems Ltd.	100	861
Joy Global, Inc.	360,694	17,435,948
JTEKT Corp.	1,000	21,210
KCI Konecranes Oyi	100	2,944
Komax Holding AG (Reg.)	100	12,494
Krones AG	2,900	443,503
MAN AG	116,900	10,565,526
MMI Holdings Ltd.	13,426,000	9,194,991
PACCAR, Inc.	150	9,735
Pentair, Inc.	1,133,400	35,588,760
Railpower Technologies Corp. (a)	100	130
Tata Motors Ltd.	527,464	10,768,085
Tata Motors Ltd. sponsored ADR (d)	10,100	206,343
Terex Corp. (a)	211,386	13,651,308
Thermax Ltd.	100	881
Trinity Industries, Inc.	131,600	4,632,320
Uzel Makina Sanayi AS (a)	415,173	874,048
Vossloh AG	20,600	1,553,986

		481,106,090

Marine – 0.0%
Hanjin Shipping Co. Ltd.	80	2,271
Kuehne & Nagel International AG	100	7,273

		9,544

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	14

	Shares	Value (Note 1)
Common Stocks – continued
INDUSTRIALS – continued
Road & Rail – 0.5%
Burlington Northern Santa Fe Corp.	100	$7,381
Con-way, Inc.	350,300	15,427,212
CSX Corp.	498,400	17,159,912
Guangshen Railway Co. Ltd. Sponsored ADR	100	3,390
Knight Transportation, Inc.	225	3,836
Landstar System, Inc.	100	3,818
Norfolk Southern Corp.	100	5,029
Old Dominion Freight Lines, Inc.(a)	100	2,407

		32,612,985

Trading Companies & Distributors – 0.4%
MSC Industrial Direct Co., Inc. Class A	77	3,015
Richelieu Hardware Ltd.	100	2,079
WESCO International, Inc. (a)	530,700	31,210,467

		31,215,561

Transportation Infrastructure – 0.1%
Anhui Expressway Co. Ltd (H Shares)	2,000	1,615
Hopewell Holdings Ltd.	1,905,000	6,686,101
Hopewell Holdings Ltd. Sponspored ADR	100	355
Macquarie Infrastructure Group unit	100	273
Sydney Roads Group	33	34

		6,688,378

TOTAL INDUSTRIALS		1,046,239,721

INFORMATION TECHNOLOGY – 12.5%
Communications Equipment – 4.0%
ADC Telecommunications, Inc. (a)	961,596	13,971,990
Adtran , Inc.	1,023,091	23,224,166
C-COR, Inc. (a)	220,537	2,456,782
Cisco Systems, Inc.(a)	2,885,800	78,868,914
CommScope, Inc. (a)	100	3,048
Comtech Telecommunications Corp. (a)	150	5,711
Foxconn International Holdings Ltd. (a)	1,000	3,272
Harris Corp.	100	4,586
Juniper Networks, Inc. (a)	8,817,596	167,005,268
Option NV (a)	360	4,895
QUALCOMM, Inc.	95,800	3,620,282
Zyxel Communications Corp.	1,038,470	1,293,905

		290,462,819

Computers & Peripherals – 0.6%
Apple Computer, Inc. (a)	457,600	38,822,784
Gemalto NV (a)	16	399
Logitech International SA (Reg.)(a)	200	5,718
Moser-Baer India Ltd.	200	1,402
Psion PLC	33	73
SanDisk Corp. (a)	20	861
Unisteel Technology Ltd.	1,976,500	3,287,399
Wacom Co. Ltd.	1,559	4,661,940

		46,780,576

Electronic Equipment & Instruments – 3.5%
Acacia Research Corp. – Accacia Technologies (a)	100	1,338
Amphenol Corp. Class A	100	6,208
CDW Corp.	1,914,347	134,616,881
Daktronics, Inc.	200	7,370
Excel Technology, Inc. (a)	100	2,559
Flextronics International Ltd. (a)	494,800	5,680,304
Hana Microelectronics PCL (For. Reg.)	509,400	402,347
Itron, Inc. (a)	133,436	6,917,322
KEMET Corp. (a)	1,837,000	13,410,100
Meiko Electronics Co. Ltd	100	4,704
Mettler-Toledo International, Inc. (a)	1,041,200	82,098,620
MTS Systems Corp.	100	3,862
Nippon Electric Glass Co. Ltd.	362,000	7,601,848
Prime View International Co. Ltd. (a)	1,000	477
Robotic Vision Systems, Inc. (a)	100	1
Rogers Corp. (a)	100	5,915
Sunpower Corp. Class A (a)(d)	145,700	5,415,669
Symbol Technologies, Inc.	189	2,824
Universal Display Corp. (a)	100	1,501
Yageo Corp. Sponsored GDR (a)	100	237

		256,180,087

Internet Software & Services – 1.5%
24/7 Real Media, Inc. (a)	851,162	7,703,016
Answers Corp. (a)	100	1,339
aQuantive, Inc. (a)	11	271
Baidu.com, Inc. sponsored ADR (a)	100	11,272
CNET Networks, Inc. (a)	100	909
Digital River, Inc. (a)	100	5,579
eCollege.com (a)	100	1,565
Equinix, Inc. (a)	104,200	7,879,604
Internap Network Services Corp. (a)(d)(e)	2,220,966	44,130,594
LoopNet, Inc.	100	1,498
NetRatings, Inc. (a)	40,900	716,159
NHN Corp.	20,000	2,453,764
Openwave Systems, Inc. (a)	100	923
RealNetworks, Inc (a)	196,516	2,149,885
Rediff.com India Ltd. sponsored ADR (a)(d)	112,700	2,073,680
SAVVIS, Inc. (a)	238,589	8,520,013
Tencent Holdings Ltd.	1,444,000	5,142,358
ValueClick, Inc. (a)	100	2,363
WebEx Communications. (a)	754,504	26,324,645
Websense, Inc. (a)	100	2,283
WebSideStory, Inc. (a)	441,400	5,588,124

		112,709,844

IT Services – 0.7%
CheckFree Corp. (a)	100	4,016

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

VIP Mid Cap Portfolio

Investments – continued

	Shares	Value (Note 1)
Common Stocks – continued
INFORMATION TECHNOLOGY – continued
IT Services – continued
Cognizant Technology Solutions Corp. Class A (a)	69,900	$5,393,484
eLoyalty Corp.	100	1,864
ExlService Holdings, Inc.	100	2,104
Hewitt Associates, Inc. Class A (a)	721,201	18,570,926
Mastercard, Inc. Class A	75,000	7,386,750
MoneyGram International, Inc.	270,100	8,470,336
Patni Computer Systems Ltd. Sponsored ADR	11,900	242,522
RightNow Technologies, Inc. (a)	128,000	2,204,160
Syntel, Inc.	100	2,680
TALX Corp.	23	631
TietoEnator Oyj	155,047	5,002,698
WNS Holdings Ltd. ADR	100	3,110

		47,285,281

Office Electronics – 0.0%
Zebra Technologies Corp. Class A (a)	75	2,609

Semiconductors & Semiconductor Equipment – 1.0%
Agere Systems, Inc. (a)	10	192
Altera Corp. (a)	881,454	17,347,015
ARM Holdings PLC sponsored ADR	100	730
ASML Holding NV (NY Shares) (a)	998,200	24,585,666
Cambridge Display Technologies, Inc. (a)	100	699
Credence Systems Corp. (a)	100	520
Cree, Inc. (a)	20,600	356,792
Cymer, Inc. (a)	100	4,395
Ersol Solar Energy AG (a)	100	6,078
Fairchild Semiconductor International, Inc. (a)	100	1,681
FormFactor, Inc. (a)	100	3,725
Genesis Microchip, Inc. (a)	10,300	104,442
Integrated Device Technology, Inc. (a)	100	1,548
Intersil Corp. Class A	208,400	4,984,928
KLA-Tencor Corp.	100	4,975
Lam Research Corp. (a)	100	5,062
LSI Logic Corp. (a)	100	900
MIPS Technologies, Inc. (a)	129,900	1,078,170
National Semiconductor Corp.	100	2,270
Renewable Energy Corp. AS	121,800	2,226,995
Saifun Semiconductors Ltd. (a)	3,700	68,820
Semiconductor Manufacturing International Corp. sponsored ADR (a)	100	644
Silicon Image, Inc. (a)	81,399	1,035,395
Silicon On Insulator Technologies SA (SOITEC) (a)	62,400	2,220,154
Teradyne, Inc. (a)	681,900	10,201,224
Zoran Corp. (a)	466,000	6,794,280

		71,037,300

Software – 1.2%
Activision, Inc. (a)	1	17
Autodesk, Inc. (a)	217,498	8,799,969
Blackbaud, Inc.	880,744	22,899,344
Cognos, Inc. (a)	48,800	2,072,048
Digimarc Corp. (a)	100	882
Electronic Arts, Inc. (a)	100	5,036
F-Secure Oyj	784,000	2,328,833
FactSet Research Systems, Inc.	150	8,472
FalconStor Software, Inc. (a)(d)	58,636	507,201
Hyperion Solutions Corp. (a)	100	3,594
Informatica Corp. (a)	100	1,221
Interactive Intelligence, Inc. (a)	100	2,242
Manhattan Associates, Inc. (a)	632,294	19,019,404
Midway Games, Inc. (a)	100	698
Napster, Inc. (a)	100	363
NAVTEQ Corp. (a)	100	3,497
Nintendo Co. Ltd.	100	25,955
Nuance Communications, Inc. (a)	100	1,146
Quality Systems, Inc. (d)	146,171	5,447,793
Quest Software, Inc. (a)	359,100	5,260,815
Salesforce.com, Inc. (a)	7,700	280,665
Scientific Learning Corp. (a)	100	549
Subex Azure Ltd.	200	2,947
Symantec Corp. (a)	100	2,085
Tata Elxsi Ltd.	100	595
Telelogic AB (a)	100	224
THQ, Inc. (a)	263,500	8,569,020
Ubisoft Entertainment SA (a)	439,800	14,846,555

		90,091,170

TOTAL INFORMATION TECHNOLOGY		914,549,686

MATERIALS – 11.9%
Chemicals – 3.3%
ADA-ES, Inc. (a)	100	1,627
Air Products & Chemicals, Inc.	100	7,028
Airgas, Inc.	1,826,572	74,012,697
Albemarle Corp.	175,289	12,585,750
Asian Paints India Ltd.	385,678	6,438,895
Dyno Nobel Ltd.	100	188
Ecolab, Inc. (d)	1,361,700	61,548,840
Filtrona PLC	50	256
JSR Corp.	394,700	10,211,474
Jubilant Organosys Ltd.	500	2,733
Kuraray Co. Ltd.	125,000	1,474,171
Lubrizol Corp.	355,100	17,801,163
Methanex Corp.	103,700	2,837,075
Monsanto Co.	200	10,506
Quaker Chemical Corp.	100	2,207
Recticel SA	100	1,267
Sasa Dupont Sabanci Polyester Sanayi AS (a)	1	1
Sensient Technologies Corp.	303,500	7,466,100
Sigma Aldrich Corp.	57,000	4,430,040
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	922,000	455,174

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	16

	Shares	Value (Note 1)
Common Stocks – continued
MATERIALS – continued
Chemicals – continued
Syngenta AG sponsored ADR	74,500	$2,766,930
The Mosaic Co.	157,900	3,3372,744
Tokuyama Corp.	2,052,000	31,232,457
United Phosphorous Ltd.	455	3,096
Valhi, Inc.	51,700	1,343,166
Zoltek Companies, Inc. (a)	100	1,967

		238,007,552

Construction Materials – 0.0%		4,305
Florida Rock Industries, Inc.	100	989,323

Shree Cement Ltd.	30,000	993,628

Containers & Packaging – 0.0%
Essel Propack Ltd.	1,080,401	1,931,081
Sealed Air Corp.	100	6,492

		1,937,573

Metals & Mining – 8.0%
Agnico-Eagle Mines Ltd.	3,009,530	124,123,754
Agnico-Eagle Mines Ltd. warrant 11/14/07 (a)	23,350	546,157
AK Steel Holding Corp. (a)(d)	1,224,800	20,699,120
Aquarius Platinum Ltd. (Australia)	41,483	916,252
Barrick Gold Corp.	127,500	3,920,133
BHP Billiton Ltd. sponsored ADR	100	3,975
BlueScope Steel Ltd.	100	680
Brush Engineered Materials, Inc. (a)	100	3,377
Compania de Minas Buenaventura SA sponsored ADR	400,900	11,249,254
Eldorado Gold Corp. (a)	7,712,200	41,735,834
Equinox Minerals Ltd. (a)	3,070,100	4,976,406
FNX Mining Co., Inc. (a)	100	1,567
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	887,000	49,432,510
Grupo Mexico SA de CV Series B	100	366
Harmony Gold Mining Co. Ltd (a)	454,800	7,163,100
High River Gold Mines Ltd. (a)	3,911,900	7,213,195
IAMGOLD Corp.	1,198,300	10,605,880
Inco Ltd.	100	7,359
Inmet Mining Corp.	100	5,352
Ivanhoe Mines Ltd. (a)	100	986
Kinross Gold Corp. (a)	11,938,166	141,496,959
Lundin Mining Corp. (a)	301,907	11,133,792
Mechel Steel Group OAO sponsored ADR	100	2,548
Meridian Gold, Inc. (a)	100	2,781
Newmont Mining Corp.	1,463,725	66,087,184
Northern Orion Resources, Inc. (a)	100	364
Oregon Steel Mills, Inc. (a)	100	6,241
Phelps Dodge Corp.	193,700	23,189,764
POSCO sponsored ADR	100	8,267
Royal Gold, Inc. (d)	813,938	29,285,489
Sumitomo Metal Mining Co. Ltd.	1,600	20,522
Teck Cominco Ltd. Class B (sub. vtg.)	216,100	$16,290,901
Vedanta Resources PLC	100	2,391
Xstrata PLC	100	4,994
Zinifex Ltd.	1,203,400	17,849,823

		587,987,277

Paper & Forest Products – 0.6%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	100	6,124
Cathay Forest Products Corp. (a)	40,100	19,603
Glatfelter	100	1,550
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	9,100	56,114
Lee & Man Paper Manufacturing Ltd. (d)	10,646,000	26,141,779
Pope Resources, Inc. LP	100	3,432
Shandong Chenming Paper Holdings Ltd. (B Shares)	100	57
Sino-Forest Corp. (a)	1,034,400	6,946,271
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	450,800	8,840,188

		42,015,118

TOTAL MATERIALS		870,941,148

TELECOMMUNICATION SERVICES – 2.5%
Diversified Telecommunication Services – 2.3%
Cogent Communications Group, Inc. (a)	100	1,622
Level 3 Communications, Inc. (a)	8,390,300	46,985,680
Pipex Communications PLC (a)	100	25
PT Indosat Tbk sponsored ADR	100	3,855
PT Telkomunikasi Indonesia Tbk sponsored ADR	100	4,560
Qwest Communications International, Inc. (a)	782,900	6,552,873
Verizon Communications, Inc.	3,019,004	112,427,709

		165,976,324

Wireless Telecommunication Services – 0.2%
America Mavil SA de CV Series L sponsored ADR	106,500	4,815,930
American Tower Corp. Class A (a)	100	3,728
MTN Group Ltd.	498,100	6,064,506
NII Holdings, Inc. (a)	36	2,320
Philippine Long Distance Telephone Co.	100	5,199
Telemig Celular Participacoes SA sponsored ADR	100	3,825
USA Mobility, Inc.	281,852	6,305,029
Vivo Participacoes SA (PN) sponsored ADR	587,000	2,406,700

		19,607,237

TOTAL TELECOMMUNICATION SERVICES		185,583,561

UTILITIES – 1.6%
Electric Utilities – 0.0%
Areva T&D India Ltd	100	2,372

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

VIP Mid Cap Portfolio

Investments – continued

	Shares	Value (Note 1)
Common Stocks – continued
UTILITIES – continued
Electric Utilities – continued
Hawaiian Electric Industries, Inc.	100	$2,715
Korea Electric Power Corp. sponsored ADR	100	2,271

		7,358

Gas Utilities – 0.7%
AGL Resources, Inc.	847,400	32,972,334
China Gas Holdings Ltd.	2,000	399
Xinao Gas Holdings Ltd.	12,576,000	14,227,890

		47,200,623

Independent Power Producers & Energy Traders – 0.9%
AES Corp. (a)	2,543,900	56,067,556
Black Hills Corp.	184,806	6,826,734
International Power PLC sponsored ADR	100	7,581
Malakoff BHD	375,200	1,074,127
NTPC Ltd.	59,000	182,557
Ormat Technologies, Inc.	100	3,682

		64,162,237

Multi-Utilities – 0.0%
Sechilienne-Sidec	30,557	1,685,865
Veolia Environnement sponsored ADR.	100	7,526

		1,693,391

Water Utilities – 0.0%
Eastern Water Resources Development & Management PLC (For. Reg.)	100	16
Guangdong Investment Ltd.	2,000	903
Puncak Niaga Holding BHD	100	87

		1,006

TOTAL UTILITIES		113,064,615

TOTAL COMMON STOCKS (Cost $5,955,047,670)		7,225,477,167

Nonconvertible Preferred Stocks – 0.0%

	Shares	Value (Note 1)
CONSUMER DISCRETIONARY – 0.0%
Household Durables – 0.0%
Fedders Corp. Series A, 8.60% (a)	5	27

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $119)		27

Money Market Funds – 2.3%

Fidelity Cash Central Fund, 5.37% (b)	51,631,369	51,631,369
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	120,041,289	120,041,289

TOTAL MONEY MARKET FUNDS (Cost $171,672,658)		171,672,658

TOTAL INVESTMENT PORTFOLIO – 101.2% (Cost $6,126,720,447)		7,397,149,852

NET OTHER ASSETS – (1.2)%		(88,138,934)

NET ASSETS – 100%		$7,309,010,918

Legend

(a)	Non-income producing
(b)	Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holding as of its most recent quarter end is available upon request.
(c)	Investment made with cash collateral received from securities on loan.
(d)	Security or a portion of the security is on loan at period end.
(e)	Affiliated company
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,141,928 or 0.0% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$25,934,483
Fidelity Securities Leading Cash Central Fund	1,837,476

Total	$27,771,959

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	18

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Divided Income	Value, end of period
AGCO Corp.	$60,190,525	$112,520,726	$63,195,093	$—	$178,583,287
Core Laboratories NV	34,897,976	18,376,112	—	—	102, 829,500
Edipsys Corp.	47,063,766	3,920,926	59,813,005	—	—
Harvard Bioscience, Inc.	11,107,409	—	4,260,150	—	—
IMPCO Technologies, Inc.	9,268,848	—	4,105,721	—	—
Internap Network Services Corp.	—	37,846,752	—	—	44,130,594
Open Solutions, Inc.	25,264,922	25,120,958	64,600,336	—	—
Parker Drilling Co.	59,364,645	40,213,226	41,425,376	—	—
ResCare, Inc.	28,261,042	7,118,620	16,984,070	—	—
Stratagene Corp.	14,472,128	—	8,526,404	—	—
Strategic Diagnostics, Inc.	5,392,660	30,264	4,409,478	—	—
Symbion, Inc.	—	30,023,512	7,986,891	—	—

Total	$295,283,921	275,171,096	275,306,524	—	$325,543,381

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	71.7%
Canada	6.1%
Cayman Islands	4.6%
Japan	4.2%
Netherlands	2.8%
United Kingdom	1.1%
Bermuda	1.1%
India	1.0%
Hong Kong	1.0%
Others (individually less than 1%)	6.4%

100.00%

See accompanying notes which are an integral part of the financial statements.

19	Annual Report

VIP Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2006
Assets
Investment in securities, at value (including securities loaned of $115,737,464) – See accompanying schedule:
Unaffiliated issuers (cost $5,758,291,216)	$6,899,933,813
Fidelity Central Funds (cost $171,672,658)	171,672,658
Other affiliated issuers (cost $196,756,573)	325,543,381

Total Investments (cost $6,126,720,447)		$7,397,149,852
Cash		188
Foreign currency held at value (cost $1,589,333)		1,595,299
Receivable for investments sold		54,780,387
Receivable for fund shares sold		665,052
Dividends receivable		4,678,305
Interest receivable		2,019,579
Prepaid expenses		33,784
Other receivables		469,523

Total assets		7,461,391,969

Liabilities
Payable for investments purchased	$25,035,210
Payable for fund shares redeemed	937,910
Accrued management fee	3,458,275
Distribution fees payable	1,077,211
Other affiliated payables	523,893
Other payables and accrued expenses	1,307,263
Collateral on securities loaned, at value	120,041,289

Total Liabilities		152,381,051

Net Assets		$7,309,010,918

Net Assets consist of:
Paid in capital		$5,336,265,843
Undistributed net investment income		27,410,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		675,522,445
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,269,812,304

Net Assets		$7,309,010,918

Initial Class:
Net Asset Value, offering price and redemption price per share ($1,352,385,147 ÷ 38,893,178 shares)		$34.77

Service Class:
Net Asset Value, offering price and redemption price per share ($1,091,396,235 ÷ 31,551,223 shares)		$34.59

Service Class 2:
Net Asset Value, offering price and redemption price per share ($4,701,583,325 ÷ 137,257,572 shares)		$34.25

Investor Class:
Net Asset Value, offering price and redemption price per share ($163,646,211 ÷ 4,717,884 shares)		$34.69

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	20

Statement of Operations

	Year ended December 31, 2006
Investment Income
Dividends		$56,462,379
Interest		43,513
Income from Fidelity Central Funds (including $1,837,476 from security lending)		27,771,959

Total Income		84,277,851

Expenses
Management fee	$38,457,884
Transfer agent fees	4,729,431
Distribution fees	11,671,761
Accounting and security lending fees	1,248,607
Custodian fees and expenses	1,015,526
Independent trustees’ compensation	24,795
Registration fees	26,819
Audit	94,638
Legal	123,058
Miscellaneous	860,772

Total expenses before reductions	58,253,291
Expense reductions	(1,341,410)	56,911,881

Net investment income (loss)		27,365,970

Realized and Unrealized Gain (loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,498,285)	659,167,953
Other affiliated issuers	29,663,729
Foreign currency transactions	230,231

Total net realized gain (loss)		689,061,913
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred foreign taxes of $2,036,942)	41,087,086
Assets and liabilities in foreign currencies	(1,273)

Total change in net unrealized appreciation (depreciation)		41,085,813

Net gain (loss)		730,147,726

Net increase (decrease) in net assets resulting from operations		$757,513,696

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,365,970	$16,088,209
Net realized gain (loss)	689,061,913	739,133,164
Change in net unrealized appreciation (depreciation)	41,085,813	79,632,320

Net increase (decrease) in net assets resulting from operations	757,513,696	834,853,693

Distribution to shareholders from net investment income	(14,545,563)	—
Distribution to shareholders from net realized gain	(746,524,101)	(69,737,263)

Total distributions	(761,069,664)	(69,737,263)

Share transactions—net increase (decrease)	1,451,992,833	1,095,215,324

Total increase (decrease) in net assets	1,448,436,865	1,860,331,754

Net Assets
Beginning of period	5,860,574,053	4,000,242,299

End of period (including undistributed net investment income of $27,410,326 and undistributed net investment income of $15,998,697, respectively)	$7,309,010,918	$5,860,574,053

See accompanying notes which are an integral part of the financial statements.

21	Annual Report

Financial Highlights – Initial Class

Years ended December 31,	2006	2005		2004	2003I		2002
Selected Per-Share Data
Net asset value, beginning of period	$35.11	$30.18		$24.16	$17.51		$19.60

Income from Investment Operations
Net investment income (loss)C	.19	.16	F	.01	—	H	.09
Net realized and unrealized gain (loss)	3.93	5.28		6.01	6.73		(2.00)

Total from investment operations	4.12	5.44		6.02	6.73		(1.91)

Distributions from net investment income	(.13)	—		—	(.08)		(.18)
Distributions from net realized gain	(4.33)	(.51)		—	—		—

Total distributions	(4.46)	(.51)		—	(.08)		(.18)

Net asset value, end of period	$34.77	$35.11		$30.18	$24.16		$17.51

Total ReturnA, B	12.70%	18.30%		24.92%	38.64%		(9.82)%
Ratios to Average Net AssetsD, G
Expenses before reductions	.68%	.69%		.71%	.70%		.70%
Expenses net of fee waivers, if any	.68%	.69%		.71%	.70%		.70%
Expenses net of all reductions	.66%	.64%		.68%	.68%		.63%
Net investment income (loss)	.58%	.50	%F	.03%	—%		.51%
Supplemental Data
Net assets, end period (000 omitted)	$1,352,385	$1,276,302		$979,533	$678,480		$499,557
Portfolio turnover rateE	149%	107%		55%	51%		135%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown
B	Total returns would have been lower had certain expenses not been reduced during the periods shown.
C	Calculated based on average shares outstanding during the period.
D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F

Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amount reimbursed by the investment adviser or reductions from brokerage service arrangements of other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represents the net expenses paid by the class.

H	Amount represents less than $.01 per share.
I

As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decreased in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights – Service Class

Year ended December 31,	2006	2005		2004	2003H	2002
Selected Per-Share Data
Net asset value, beginning of period	$34.95	$30.07		$24.10	$17.46	$19.54

Income from Investment Operations
Net investment income (loss)C	.16	.12	F	(.02)	(.02)	.08
Net realized and unrealized gain (loss)	3.91	5.27		5.99	6.72	(2.00)

Total from investment operations	4.07	5.39		5.97	6.70	(1.92)

Distributions from net investment income	(.10)	—		—	(.06)	(.16)
Distributions from net realized gain	(4.33)	(.51)		—	—	—

Total distributions	(4.43)	(.51)		—	(.06)	(.16)

Net asset value, end of period	$34.59	$34.95		$30.07	$24.10	$17.46

Total ReturnA, B	12.59%	18.20%		24.77%	38.52%	(9.90)%
Ratios to Average Net AssetsD, G
Expenses before reductions	.78%	.79%		.81%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%		.81%	.80%	.80%
Expenses net of all reductions	.76%	.74%		.78%	.78%	.73%
Net investment income (loss)	.48%	.40	%F	(.07)%	(.10)%	.41%
Supplemental Data
Net assets, end period (000 omitted)	$1,091,396	$990,561		$819,412	$580,179	$378,264
Portfolio turnover rateE	149%	107%		55%	51%	135%

A	total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower had certain expenses not been reduced during the periods shown.
C	Calculated based on average shares outstanding during the period.
D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F

Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H

As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decreased in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio	22

Financial Highlights – Service Class 2

Years ended December 31,	2006	2005		2004	2003H	2002
Selected Per-Share Data
Net asset value, beginning of period	$34.67	$29.88		$23.98	$17.39	$19.49

Income from Investment Operations
Net investment income (loss)C	.11	0.8	F	(.06)	(.05)	.05
Net realized and unrealized gain (loss)	3.87	5.22		5.96	6.69	(1.99)

Total from investment operations	3.98	5.30		5.90	6.64	(1.94)

Distributions from net investment income	(.07)	—		—	(.05)	(.16)
Distributions from net realized gain	(4.33)	(.51)		—	—	—

Total distributions	(4.40)	(.51)		—	(.05)	(.16)

Net asset value, end of period	$34.25	$34.67		$29.88	$23.98	$17.39

Total Return A,B	12.40%	18.02%		24.60%	38.31%	(10.02%)

Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.94%		.96%	.95%	.95%
Expenses net of fee waivers, if any	.93%	.94%		.96%	.95%	.95%
Expenses net of all reductions	.91%	.89%		.93%	.93%	.88%
Net investment income (loss)	.33%	.26	%F	(.22)%	(.25)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,701,583	$3,542,952		$2,201,298	$1,177,574	$520,933
Portfolio turnover rateE	149%	107%		55%	51%	135%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower had certain expenses not been reduced during the periods shown.
C	Calculated based on average shares outstanding during the period.
D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F

Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangement or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H

As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.29%) to (0.25%). The reclassification had no impact on total net assets or total return of the class.

Financial Highlights – Investor Class

Years ended December 31,	2006	2005I
Selected Per-Share Data
Net asset value, beginning of period	$35.08	$31.81

Income from Investment Operations
Net investment income (loss)E	.15	.07	H
Net realized and unrealized gain (loss)	3.93	3.20

Total from investment operations	4.08	3.27

Distributions from net investment income	(.14)	—
Distributions from net realized gain	(4.33)	—

Total distributions	(4.47)	—

Net asset value, end of period	$34.69	$35.08

Total Return B,C,D	12.59%	10.28%
Ratios to Average Net Assets F,J
Expenses before reductions	.80%	.86	%A
Expenses net of fee waivers, if any	.80%	.86	%A
Expenses net of all reductions	.78%	.80	%A
Net investment income (loss)	.45%	.45	%A,H
Supplemental Data
Net assets, end of period (000 omitted)	$163,646	$50,760
Portfolio turnover rateG	149%	107%

A	Annualized
B	Total returns for periods of less than one year are not annualized.
C	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
D	Total returns would have been lower had certain expenses not been reduced during the periods shown.
E	Calculated based on average shares outstanding during the period.
F

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
H

Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I	For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.
J

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waives reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of financial statements.

23	Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund’s investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Mid Cap Portfolio	24

1. Significant Accounting Policies – continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are appropriated among each Fund in the trust. Expenses estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invest.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$1,389,711,194
Unrealized depreciation	(141,440,104)

Net Unrealized appreciation (depreciation)	1,248,271,090
Undistributed ordinary income	32,265,135
Undistributed long-term capital gain	692,208,848

Cost for federal income tax purposes	$6,148,878,762

The tax character of distribution paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$82,411,391	$—
Long-term Capital Gains	678,658,273	69,737,263

Total	$761,069,664	69,737,263

New Accounting Pronouncements. In July 2006, Financial Accounting Standard Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes— an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurement (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

25	Annual Report

Notes to Financial Statements – continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,421,370,454 and $ 9,435,736,545, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution shares and providing shareholder support services:

Service Class	$1,061,196
Service Class 2	10,610,565

$11,671,761

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of the pocket expenses, were as follows:

Initial Class	$930,743
Service Class	712,185
Service Class 2	2,865,959
Investor Class	220,544

4,729,431

Accounting and Security Landing Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund’s Schedule of Investments list each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investments adviser. The commissions paid to these affiliated firms were $187,360 for the period.

5. Committed line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line credit, which amounted to $17,579 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

VIP Mid Cap Portfolio	26

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,214,338 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $27,789.

8. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period. FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 30% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission (“SEC”) is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR’s domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund’s net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

27	Annual Report

Notes to Financial Statements – continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$4,750,962	$—
Service Class	2,713,194	—
Service Class 2	6,828,025	—
Investor Class	253,382	—

Total	$14,545,563	$—

From net realized gain
Initial Class	$160,864,588	$16,950,069
Service Class	122,489,425	13,863,435
Service Class 2	455,271,711	38,923,759
Investor Class	7,898,377	—

Total	$746,524,101	$69,737,263

10. Share Transactions.

Transactions for each class shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
Initial Class
Shares sold	7,331,123	8,278,806	$248,761,453	$262,377,760
Reinvestment of distributions	5,122,659	562,378	165,615,550	16,950,069
Shares redeemed	(9,913,376)	(4,945,419)	(328,496,358)	(156,829,367)

Net increase (decrease)	2,540,406	3,895,765	$85,880,645	$122,498,462

Service Class
Shares sold	3,284,402	2,901,802	$109,868,879	$90,813,964
Reinvestment of distributions	3,889,488	461,807	125,202,620	13,863,435
Shares redeemed	(3,965,782)	(2,267,171)	(132,567,032)	(70,846,869)

Net increase (decrease)	3,208,108	1,096,438	$102,504,467	$33,830,530

Service Class 2
Shares sold	35,248,708	32,986,707	$1,172,363,016	$1,030,668,046
Reinvestment of distributions	14,476,809	1,305,290	462,099,736	38,923,759
Shares redeemed	(14,670,648)	(5,764,389)	(480,746,935)	(179,268,926)

Net increase (decrease)	35,054,869	28,527,608	$1,153,715,817	$890,322,879

Investor Class
Shares sold	3,254,309	1,448,928	$109,672,374	$48,632,982
Reinvestment of distributions	252,531	—	8,151,693	—
Shares redeemed	(235,856)	(2,028)	(7,932,163)	(69,529)

Net increase (decrease)	3,270,984	1,446,900	$109,891,904	$48,563,453

A	Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Mid Cap Portfolio	28

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility for the VIP Mid Cap Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

29	Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time expect that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of Fidelity Research & Analysis Company (FRAC) ; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235 Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of the Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

VIP Mid Cap Portfolio	30

Name, Age; Principal Occupation

Albert R. Gamper, Jr.(64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present, and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). Form 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investment (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investment (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

31	Annual Report

Trustees and Officers – continued

Name, Age; Principal Occupation

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of the Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberly H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Mid Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity’s Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Thomas J. Allen (46)

Year of Election or Appointment: 2001

Vice President of VIP Mid Cap. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and portfolio manager. Mr. Allen also serves as Vice President of FMR and FMR Co., Inc. (2002).

VIP Mid Cap Portfolio	32

Name, Age; Principal Occupation

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004)

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1998

Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

33	Annual Report

Trustees and Officers – continued

Name, Age; Principal Occupation

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Mid Cap Portfolio	34

Distributions

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$0.171	$3.291
Service Class	02/09/07	02/09/07	$0.139	$3.291
Service Class 2	02/09/07	02/09/07	$0.097	$3.291
Investor Class	02/09/07	02/09/07	$0.150	$3.291

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $680,706,289, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 19%, Service Class designates 20%, Service Class 2 designates 21%, and Investor Capital designates 18% of the dividends distributed in February 2006 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

35	Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.A

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	8,022,573,906.52	96.057
Withheld	329,291,624.43	3.943
TOTAL	8,351,865,530.95	100.000

Albert R. Gamper, Jr.
Affirmative	8,017,939,119.36	96.002
Withheld	333,926,411.59	3.998
TOTAL	8,351,865,530.95	100.000

Robert M. Gates
Affirmative	8,011,581,068.50	95.926
Withheld	340,284,462.45	4.074
TOTAL	8,351,865,530.95	100.000

George H. Heilmeier
Affirmative	8,000,846,196.79	95.797
Withheld	351,019,334.16	4.307
TOTAL	8,351,865,530.95	100.000

Edward C. Johnson 3d
Affirmative	7,992,112,301.22	95.693
Withheld	359,753,229.73	4.307
TOTAL	8,351,865,530.95	100.000

Stephen P. Jonas
Affirmative	8,019,883,742.95	96.025
Withheld	331,981,788.00	3.975
TOTAL	8,351,865,530.95	100.000

James H. KeyesB
Affirmative	8,015,436,547.06	95.972
Withheld	336,428,983.89	4.028
TOTAL	8,351,865,530.95	100.000

Marie L. Knowles
Affirmative	8,015,361,874.49	95.972
Withheld	336,503,656.46	4.029
TOTAL	8,351,865,530.95	100.000

Ned C. Lautenbach
Affirmative	8,018,503,793.25	96.009
Withheld	333,361,737.70	3.991
TOTAL	8,351,865,530.95	100.000

William O. McCoy
Affirmative	8,000,170,571.19	95.789
Withheld	351,694,959.76	4.211
TOTAL	8,351,865,530.95	100.000

Robert L. Reynolds
Affirmative	8,020,815,676.67	96.036
Withheld	331,049,854.28	3.964
TOTAL	8,351,865,530.95	100.000

Cornelia M. Small
Affirmative	8,020,146,516.32	96.028
Withheld	331,719,014,63	3.972
TOTAL	8,351,865,530.95	100.000

William S. Stavropoulos
Affirmative	8,009,250,640.78	95.898
Withheld	342,614,890.17	4.102
TOTAL	8,351,865,530.95	100.000

Kenneth L. Wolfe
Affirmative	8,013,187,941.55	95.945
Withheld	338,677,589.40	4.055
TOTAL	8,351,865,530.95	100,000

A	Denotes trust-wide proposal and voting results
B	Effective on or about January 1, 2007

VIP Mid Cap Portfolio	36

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contact and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing the Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total cost of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent of which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, wit the assistance of fund counsel and Independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Adviser’s investment staff, their use of technology, and the Investment Adviser’s approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholders and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholders services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing, and bookkeeping , and securities lending services for the fund; (ii) the nature and extent of the Investment Adviser’s supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the funds compliance policies and procedures. The Board reviewed the allocation of the fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet and investor education materials and assets allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering

37	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund’s initial investment minimum; and (v) offering shareholders of each of the Fidelity Instructional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class (except Investor Class), as well as the fund’s relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index (“benchmark”), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which results in lower performance for higher expense classes. The Board also reviewed the fund’s relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR’s reorganization of its senior management team in 2005 and FMR’s dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee

VIP Mid Cap Portfolio	38

and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

39	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP ( PwC ), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity’s fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity’s fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

VIP Mid Cap Portfolio	40

41	Annual Report

VIP Mid Cap Portfolio	42

43	Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity

    Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Russell Investment Funds

Russell Investment Funds is a

series investment company with

five different investment portfolios

referred to as Funds. These

financial statements report on all

five of the Funds.

Russell Investment

Management Company

Responsible for overall management

and administration of the Funds.

Russell Investment Funds

Annual Report

December 31, 2006

Russell Investment Funds

Copyright © Frank Russell Company 2006. All rights reserved.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Securities distributed through Russell Fund Distributors, Inc. member NASD, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Clients

As you read Russell Investment Funds’ 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world’s largest investors—and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President.

To Our Clients 3

Russell Investment Funds

Market Summary as of December 31, 2006 (Unaudited)

U.S. Equity Markets

For the fiscal year ending December 31, 2006, investors were focused on The Federal Reserve Board’s actions and commentary, as well as the potential impact of a slowdown in the housing market.

Through April, when both economic growth and inflation were running above the Fed’s comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now concerned that the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. The market began strongly favoring stocks with the highest dividend yields while companies with above-average earnings growth prospects lost favor. During the fourth quarter, the market advanced strongly as investors became more confident in the durability of economic growth.

For the year, the overall market indexes registered impressive gains during the fiscal year as the market responded to both positive corporate earnings and evidence that the Fed’s tightening cycle had ended. For the fiscal year ending December 31, 2006, the Russell 3000® Index (an index of large, medium and small capitalization companies) returned 15.72%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year as the Russell 1000 Value® Index (+22.25%) outperformed the Russell 1000 Growth® Index (+9.07%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., narrower dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market’s preference for yield and interest rate sensitivity as investors factored in the Fed’s interest rate pause. Among the best sector performers within the Russell 1000® Index were integrated oils (34.70%), utilities (+30.60%), and financial services (+19.37%). Meanwhile, REITs within the Russell 1000® Index returned an extraordinary 36.40%. In contrast, traditional growth sector returns within the Russell 1000® Index such as technology (+10.62%), health care (+6.34%), and consumer discretionary (+11.94%), while delivering positive absolute returns, lagged the Russell 1000® Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000® Index (an index of large and medium capitalization companies) returned 15.46% versus 18.37% for the Russell 2000® Index (an index of small capitalization companies).

4 Market Summary

Russell Investment Funds

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000® Index by 2.61%, the Lipper Large Cap Value Funds Average lagged the Russell 1000® Value Index by 4.42%, the Lipper Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 3.52%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000® Index by 3.47.%. Even though the Lipper returns are net of fees, actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value managers considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward “growthier” companies within their benchmarks. The market did not reward this positioning during this period.

U.S. Real Estate Markets

During the year ending December 31, 2006, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 35.06% total return for the year. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and health care were among the best performing sectors for the year; all generating total returns of 40% or better. The specialty sector, which includes several timber companies, and the manufactured home sub-sector, were the poorest performers.

During the calendar year 2006, there were 23 REIT mergers/privatizations transactions with a total value including debt of over $91 billion (the equity value alone was $49.2 billion). These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in 2006 increased significantly over the 2005 calendar year, which saw approximately $37 billion in transactions. Putting this transaction volume in perspective, with the equity market capitalization of the NAREIT Equity Index at approximately $398 billion on December 31, 2006, about 12% of the REIT industry was sold to a combination of public and private buyers during the year.

When compared to REIT share prices prior to the announcements, the major 2006 transactions averaged an overall 10% premium.

At the end of 2006, while REITs were trading near their historic private market valuation level, they were also trading at the top of historic ranges versus stocks and bonds.

Non-U.S. Equity Markets

Non-U.S. stocks gained 26.86% as measured by the MSCI EAFE Index (gross) for the fiscal year ending December 31, 2006. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose a more modest 16.94% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. Continued belief in the integration of the world’s economies lent significant support to market trends. China again stood out as a major theme in global economic drivers; however, the U.S. economy and markets continued to play the

Market Summary 5

Russell Investment Funds

dominant role in the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets throughout the year. Growth in emerging economies like India and China had an increasing impact on the developed markets through their demand, both real and prospective, for goods and infrastructure development.

After strong gains in 2005, the MSCI Japan Index lagged other major non-U.S. markets in the year, returning only 6.33%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 33.15% due to strong gains in companies in Australia and Singapore.

Europe, as represented by the MSCI Europe Index was the strongest region in the EAFE Index, returning 34.36% over the fiscal year. In Europe, the best performing sector was utilities, which gained nearly 60%. The materials and industrials sectors both rose over 40%. The technology and healthcare sectors were the only notable laggards though these sectors were still up 18.03% and 16.04%, respectively. Helped by merger and acquisition activity in the materials and utilities sectors, continental Europe’s largest markets of Germany and France delivered returns above the index.

From the sector perspective, utilities performed best across the non-U.S. developed markets. This sector returned 50.05%, as measured by the utilities sector of the MSCI EAFE Index. Returns were largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor and the merger and acquisition activity involving Europe’s largest utilities. Demand from China continued to support gains in the materials sector, led by metals and mining stocks. The sector rose 32.51% as measured by the MSCI EAFE Index materials sector. Technology, healthcare, and energy stocks were the laggards for the year. The constant possibility of a likely slackening of economic growth weighed on technology shares. Energy stocks weakened as oil prices in the latter half of the year fell from nearly $80 per barrel to less than $60, effectively the same level at which they started in 2006.

With the value segment of MSCI EAFE more weighted towards utilities and industrial cyclicals (materials and industrials), the market environment was more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.05%, compared with 22.69% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 29.42% in the period versus the S&P/Citigroup PMI World ex US (an index of larger capitalization companies) up 24.74%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 32.59%. Emerging markets countries benefited from the strong performance of industrial commodities, particularly metals and mining stocks. In contrast, Canadian stocks lagged their EAFE counterparts with a gain of 18.35%. Weaker trends in energy, a large component of the Canadian market, and the currency weakness of the Canadian dollar relative to the U.S. dollar accounted for the more modest gains.

U.S. Fixed Income Markets

The Federal Reserve Board’s interest rate decisions were one of the primary factors affecting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) four times throughout 2006, from 4.25% at the end of December 2005 to 5.25% one year later. The Fed’s interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures

6 Market Summary

Russell Investment Funds

that remained elevated and above the Fed’s comfort level, the Fed’s highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause.

The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). Cumulative moves over the year, however, resulted in shorter-term rates that followed Fed policy (rising nearly 1.00%), while longer-term rates increased more modestly. This resulted in a nearly normal (i.e., upward-sloping) yield curve becoming inverted (when short term interest rates exceed long rates) by year end. The Lehman Brothers US Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 4.33% for the year ending December 31, 2006.

Among sectors, the riskier sectors posted strong performance. As in recent years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 11.85% over the year compared to 3.08% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 9.96%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. The Lehman Brothers US Credit Index returned 4.26% for the year. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.22%. As the year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases, and escalating leveraged buyout activity.

Market Summary 7

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion — December 31, 2006 (Unaudited)

Multi-Style Equity Fund

Periods Ended 12/31/06	Total Return
1 Year	12.75%
5 Years	5.62	%§
Inception*	6.73	%§

Russell 1000® Index**

Periods Ended 12/31/06	Total Return
1 Year	15.46%
5 Years	6.82	%§
Inception*	8.73	%§

8 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s manager, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund’s Board of Trustees (the “Board”) without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2006?

For the fiscal year ended December 31, 2006, the Multi-Style Equity Fund gained 12.75%. This compared to the Russell 1000® Index, which gained 15.46% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper® Large-Cap Core Funds Average returned 12.85%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Given the Fund’s focus on undervalued companies with above-average growth rates, the market’s preference during the year for stocks with high dividend yields and its relative disfavor of companies with above-average growth rates and strong earnings trends represented a difficult environment for the Fund. After many years of value stocks outperforming growth stocks, growth stocks still had unusually low valuation premiums. However, the Fund’s performance was in line with its peers during this difficult environment for active money managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

During the past year, the Fund’s money managers maintained their preference for companies with above-average growth rates that were selling at attractive valuations. Additionally, Fund money managers emphasized companies showing strong current earnings trends. With an anticipated slowdown in the economy and corporate earnings growth rates, the Fund’s money managers believed that the market would reward growth companies that could sustain their growth rates. However, with the market’s preference for yield rather than growth and continued strong corporate earnings, the relative advantage of undervalued growth companies was not rewarded by the market.

The main driver of the Fund’s underperformance relative to the benchmark was its underweight to high dividend yield groups such as utilities and REITs and its overweight to growth companies. Industry selection also detracted from relative performance with the Fund being overweight to underperforming industry groups such as communications technology, biotechnology, health services, and oil service. Finally, the market did not reward companies that generated positive earnings surprises or raised their earnings forecasts. The Fund’s money managers focused on such companies, which detracted from relative performance.

At the manager level, Suffolk Capital Management, LLC and Institutional Capital LLC outperformed their respective style benchmarks, due to favorable stock selection. In contrast, the market environment was challenging for the Fund’s growth managers such as Ark Asset Management Co., Inc., Turner Investment Partners, Inc., and Montag & Caldwell, Inc. and they underperformed their respective style benchmarks.

RIMCo employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark. The strategy’s overweight to under-valued growth companies was not rewarded during the period.

At the stock selection level, the Fund benefited from overweight positions in strong performers such as Goldman Sachs, Apple, Kohls, McDonald’s, Marathon Oil, Research in Motion, and Hewlett Packard, as well as from underweight positions in underperformers such as Intel and Dell. However, overweights in underperformers such as Genentech, Maxim, Sandisk, Halliburton, Qualcomm, and JDS Uniphase, as well as underweights in strong performers such as AT&T, ExxonMobil, and Microsoft, detracted from performance.

What were the other primary contributors and detractors to the Fund’s performance during the last 12 months?

Sector positioning also impacted Fund performance. Underweightings in interest sensitive groups such as financial services and utilities, as well as an overweighting in the underperforming health care sector, had an adverse impact on relative performance.

Multi-Style Equity Fund 9

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of December 31, 2006	Styles
Ark Asset Management Co., Inc.	Growth
DePrince, Race & Zollo, Inc.	Value
Institutional Capital LLC	Value
Jacobs Levy Equity Management, Inc.	Value
Montag & Caldwell, Inc.	Growth
Suffolk Capital Management, LLC	Market-Oriented
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund commenced operations on January 2, 1997.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

10 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2006	$1,000.00	$1,000.00
Ending Account Value
December 31, 2006	$1,100.90	$1,020.87
Expenses Paid During Period*	$4.55	$4.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Multi-Style Equity Fund 11

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 95.1%
Auto and Transportation - 1.8%
ArvinMeritor, Inc. (Ñ)	1,600	29
Autoliv, Inc.	2,600	157
CH Robinson Worldwide, Inc.	19,400	793
CSX Corp.	51,450	1,772
FedEx Corp.	3,500	380
General Motors Corp. (Ñ)	13,800	424
Polaris Industries, Inc. (Ñ)	12,600	590
TRW Automotive Holdings Corp. (Æ)	4,500	117
Union Pacific Corp.	5,500	506
United Parcel Service, Inc. Class B	16,700	1,252
US Airways Group, Inc. (Æ)(Ñ)	23,700	1,276

		7,296

Consumer Discretionary - 13.8%
Abercrombie & Fitch Co. Class A	3,300	230
Advance Auto Parts, Inc.	9,600	341
AnnTaylor Stores Corp. (Æ)	6,400	210
Autonation, Inc. (Æ)	4,500	96
CBRL Group, Inc.	2,400	107
CBS Corp. Class B	8,800	274
CEC Entertainment, Inc. (Æ)	1,900	77
Chipotle Mexican Grill, Inc. Class B (Æ)(Ñ)	1,244	65
Coach, Inc. (Æ)	33,250	1,428
Convergys Corp. (Æ)	5,100	121
Costco Wholesale Corp. (Ñ)	35,500	1,877
Dollar General Corp. (Ñ)	20,100	323
Dollar Tree Stores, Inc. (Æ)	5,200	157
DreamWorks Animation SKG, Inc. Class A (Æ)	3,200	94
eBay, Inc. (Æ)	13,300	400
Electronic Arts, Inc. (Æ)	55,400	2,790
Focus Media Holding, Ltd. - ADR (Æ)	7,430	493
Foot Locker, Inc.	51,000	1,118
Gannett Co., Inc.	7,900	478
Gap, Inc. (The)	67,300	1,312
Google, Inc. Class A (Æ)	15,789	7,271
Group 1 Automotive, Inc. (Ñ)	1,400	72
Harman International Industries, Inc.	3,700	370
Hasbro, Inc.	45,400	1,237
Hewitt Associates, Inc. Class A (Æ)(Ñ)	37,100	955
Home Depot, Inc.	21,200	851
Intercontinental Hotels Group PLC - ADR	71,400	1,803
International Flavors & Fragrances, Inc. (Ñ)	3,500	172
International Game Technology	20,410	943
Jack in the Box, Inc. (Æ)	1,700	104
JC Penney Co., Inc. (Ñ)	11,000	851
Jones Apparel Group, Inc.	5,800	194
Kimberly-Clark Corp.	14,200	965
Kohl’s Corp. (Æ)(Ñ)	10,900	746
Las Vegas Sands Corp. (Æ)	19,140	1,713
Limited Brands, Inc.	13,200	382
Liz Claiborne, Inc. (Ñ)	20,100	874
Lowe’s Cos., Inc.	9,900	308
McClatchy Co. Class A (Ñ)	3,400	147
McDonald’s Corp.	136,148	6,035
McGraw-Hill Cos., Inc. (The)	13,800	939
Monster Worldwide, Inc. (Æ)	12,100	564
News Corp. Class A	31,290	672
Nutri System, Inc. (Æ)(Ñ)	9,350	593
Phillips-Van Heusen Corp.	1,300	65
Polo Ralph Lauren Corp. Class A	6,100	474
Quiksilver, Inc. (Æ)(Ñ)	53,100	836
Rent-A-Center, Inc. Class A (Æ)	3,600	106
RR Donnelley & Sons Co. (Ñ)	35,100	1,247
Sears Holdings Corp. (Æ)(Ñ)	3,000	504
ServiceMaster Co. (The) (Ñ)	34,700	455
Staples, Inc.	73,700	1,968
Starbucks Corp. (Æ)	69,110	2,448
Starwood Hotels & Resorts Worldwide, Inc. (ö)	15,800	988
Target Corp.	17,900	1,021
Time Warner, Inc.	30,600	667
Under Armour, Inc. Class A (Æ)(Ñ)	7,200	363
Urban Outfitters, Inc. (Æ)(Ñ)	37,200	857
Viacom, Inc. Class A (Æ)	13,400	550
Wal-Mart Stores, Inc.	71,550	3,304
Yahoo!, Inc. (Æ)	32,000	817

		57,422

Consumer Staples - 7.9%
Altria Group, Inc.	48,550	4,167
Clorox Co.	4,200	269
Coca-Cola Co. (The)	74,600	3,600
Colgate-Palmolive Co.	36,500	2,381
ConAgra Foods, Inc.	17,800	481
Constellation Brands, Inc. Class A (Æ)(Ñ)	36,800	1,068
CVS Corp.	27,100	838
Del Monte Foods Co.	9,500	105
Hershey Co. (The) (Ñ)	18,600	926
Hormel Foods Corp.	2,500	93
McCormick & Co., Inc. (Ñ)	5,600	216
Molson Coors Brewing Co. Class B (Ñ)	37,300	2,851
PepsiCo, Inc.	103,330	6,463
Procter & Gamble Co.	114,400	7,353

12 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Ruddick Corp.	1,600	44
Walgreen Co.	50,300	2,308

		33,163

Financial Services - 20.0%
AG Edwards, Inc.	8,500	538
AMBAC Financial Group, Inc.	2,100	187
American Express Co.	62,400	3,786
American Home Mortgage Investment Corp. (ö)	1,200	42
American International Group, Inc. (Ñ)	99,300	7,116
Ameriprise Financial, Inc.	4,800	262
Annaly Capital Management, Inc. (ö)	52,600	732
Argonaut Group, Inc. (Æ)	800	28
Arthur J Gallagher & Co. (Ñ)	1,000	30
Astoria Financial Corp. (Ñ)	15,700	473
Bank of America Corp.	119,141	6,361
BB&T Corp.	8,600	378
Capital One Financial Corp.	6,000	461
CapitalSource, Inc. (ö)	9,600	262
Cash America International, Inc.	700	33
CB Richard Ellis Group, Inc. Class A (Æ)	19,090	634
Charles Schwab Corp. (The)	52,930	1,024
Chicago Mercantile Exchange Holdings, Inc.	1,710	872
CIT Group, Inc.	9,000	502
Citigroup, Inc.	125,000	6,962
CNA Financial Corp. (Æ)	2,500	101
Colonial BancGroup, Inc. (The)	6,700	172
Colonial Properties Trust (ö)	2,100	98
Commerce Bancorp, Inc. (Ñ)	13,400	473
Commerce Group, Inc.	1,900	56
Countrywide Financial Corp. (Ñ)	17,000	722
Cullen/Frost Bankers, Inc.	9,800	547
DiamondRock Hospitality Co. (ö)	1,100	20
Dow Jones & Co., Inc. (Ñ)	16,000	608
Extra Space Storage, Inc. (ö)	1,400	26
Fannie Mae	2,700	160
Federated Investors, Inc. Class B	23,600	797
FelCor Lodging Trust, Inc. (ö)	3,900	85
First Data Corp.	12,800	327
First Horizon National Corp. (Ñ)	12,200	510
FirstFed Financial Corp. (Æ)(Ñ)	1,600	107
Franklin Resources, Inc.	3,300	364
Franklin Street Properties Corp. (ö)(Ñ)	1,300	27
Fulton Financial Corp. (Ñ)	1,890	32
Global Payments, Inc.	13,860	642
Goldman Sachs Group, Inc.	10,630	2,119
H&R Block, Inc.	23,000	530

Hartford Financial Services Group, Inc.	12,300	1,148
Hospitality Properties Trust (ö)	2,500	119
HRPT Properties Trust (ö)(Ñ)	9,400	116
Huntington Bancshares, Inc. (Ñ)	39,500	938
IntercontinentalExchange, Inc. (Æ)	4,440	479
JPMorgan Chase & Co. (Ñ)	130,750	6,315
Knight Capital Group, Inc. Class A (Æ)(Ñ)	2,000	38
Lehman Brothers Holdings, Inc.	8,900	695
Lincoln National Corp.	7,900	525
MBIA, Inc. (Ñ)	13,600	994
Mercury General Corp.	8,600	453
Merrill Lynch & Co., Inc.	41,700	3,882
Metlife, Inc. (Ñ)	10,400	614
MGIC Investment Corp. (Ñ)	16,600	1,038
Morgan Stanley (Ñ)	41,000	3,339
National Retail Properties, Inc. (ö)	1,200	27
Nationwide Financial Services, Inc.	2,000	108
Nelnet, Inc. Class A (Æ)(Ñ)	1,100	30
New Century Financial Corp. (ö)(Ñ)	1,600	51
New York Community Bancorp, Inc. (Ñ)	45,900	739
Newcastle Investment Corp. (ö)(Ñ)	1,200	38
Northern Trust Corp. (Ñ)	17,700	1,074
Paychex, Inc.	60,400	2,388
Pennsylvania Real Estate Investment Trust (ö)	900	35
Philadelphia Consolidated Holding Co. (Æ)	200	9
PMI Group, Inc. (The) (Ñ)	7,400	349
PNC Financial Services Group, Inc.	6,600	489
Principal Financial Group, Inc.	5,100	299
Progressive Corp. (The)	1,700	41
Protective Life Corp.	100	5
Radian Group, Inc.	6,400	345
Raymond James Financial, Inc.	5,000	152
Redwood Trust, Inc. (ö)	600	35
Regions Financial Corp.	16,400	613
Ryder System, Inc.	2,800	143
Senior Housing Properties Trust (ö)	3,000	73
South Financial Group, Inc. (The) (Ñ)	21,100	561
St. Paul Travelers Cos., Inc. (The)	36,161	1,941
Stancorp Financial Group, Inc.	2,300	104
State Street Corp.	2,800	189
SunTrust Banks, Inc.	10,800	912
TCF Financial Corp. (Ñ)	6,500	178
Thornburg Mortgage, Inc. (ö)(Ñ)	6,200	156
UBS AG	11,800	712
UnionBanCal Corp.	2,200	135
US Bancorp	23,600	854

Multi-Style Equity Fund 13

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Ventas, Inc. (ö)	4,900	207
Wachovia Corp.	67,750	3,858
Washington Mutual, Inc.	21,600	983
Wells Fargo & Co.	110,100	3,915
Western Union Co. (The)	21,900	491
Whitney Holding Corp. (Ñ)	1,600	52
Wilmington Trust Corp. (Ñ)	18,300	772
WR Berkley Corp.	8,300	286
Zenith National Insurance Corp. (Ñ)	2,500	117

		83,365

Health Care - 11.5%
Abbott Laboratories	96,750	4,713
Allergan, Inc.	12,990	1,555
AMERIGROUP Corp. (Æ)(Ñ)	1,100	40
Amgen, Inc. (Æ)	20,300	1,387
Baxter International, Inc.	55,600	2,579
Biogen Idec, Inc. (Æ)	17,000	836
Bristol-Myers Squibb Co.	40,200	1,058
Caremark Rx, Inc. (Ñ)	15,000	857
Celgene Corp. (Æ)(Ñ)	19,600	1,128
Community Health Systems, Inc. (Æ)	25,300	924
Cooper Cos., Inc. (The) (Ñ)	2,000	89
Covance, Inc. (Æ)	12,980	765
Eli Lilly & Co.	49,987	2,604
Genentech, Inc. (Æ)	32,700	2,653
Gilead Sciences, Inc. (Æ)	32,220	2,092
Human Genome Sciences, Inc. (Æ)(Ñ)	73,900	919
ImClone Systems, Inc. (Æ)(Ñ)	8,200	219
Intuitive Surgical, Inc. (Æ)(Ñ)	5,720	549
Invitrogen Corp. (Æ)(Ñ)	13,700	775
Johnson & Johnson	50,600	3,341
King Pharmaceuticals, Inc. (Æ)	7,500	119
LifePoint Hospitals, Inc. (Æ)	3,100	105
McKesson Corp.	4,000	203
Medco Health Solutions, Inc. (Æ)	20,000	1,069
Medtronic, Inc.	12,900	690
Merck & Co., Inc.	26,500	1,155
New River Pharmaceuticals, Inc. (Æ)(Ñ)	5,300	290
Novartis AG - ADR	51,430	2,954
PDL BioPharma, Inc. (Æ)(Ñ)	38,700	779
Pfizer, Inc.	131,400	3,403
Schering-Plough Corp.	11,600	274
Sepracor, Inc. (Æ)(Ñ)	4,300	265
St. Jude Medical, Inc. (Æ)	31,900	1,166
Stryker Corp. (Ñ)	35,200	1,940
Universal Health Services, Inc. Class B	2,400	133
WellPoint, Inc. (Æ)	13,100	1,031
Wyeth	69,100	3,519

		48,178

Integrated Oils - 4.8%
Chevron Corp.	32,000	2,353
ConocoPhillips	31,700	2,281
Exxon Mobil Corp.	69,450	5,322
Hess Corp.	64,200	3,182
Marathon Oil Corp.	13,700	1,267
Murphy Oil Corp.	23,000	1,170
Occidental Petroleum Corp.	51,200	2,500
Total SA - ADR	27,050	1,945

		20,020

Materials and Processing - 4.9%
Air Products & Chemicals, Inc.	5,900	415
Airgas, Inc.	1,100	45
Albemarle Corp. (Ñ)	1,000	72
Alcoa, Inc.	10,700	321
Archer-Daniels-Midland Co.	46,240	1,478
Avery Dennison Corp.	7,700	523
Bowater, Inc. (Ñ)	20,800	468
Bunge, Ltd.	5,250	381
Cameco Corp.	43,900	1,776
Carpenter Technology Corp.	8,700	892
Celanese Corp. Class A (Ñ)	33,100	857
Chemtura Corp. (Ñ)	36,600	352
Cytec Industries, Inc. (Ñ)	800	45
Dow Chemical Co. (The)	30,500	1,218
Eastman Chemical Co. (Ñ)	4,800	285
EI Du Pont de Nemours & Co.	6,500	317
FMC Corp.	1,800	138
Freeport-McMoRan Copper & Gold, Inc. Class B	4,100	228
Greif, Inc. Class A	600	71
Hercules, Inc. (Æ)	3,900	75
Imperial Chemical Industries PLC- ADR	26,450	937
International Paper Co.	28,600	975
Lubrizol Corp.	13,100	657
Lyondell Chemical Co. (Ñ)	21,100	539
MeadWestvaco Corp.	21,400	643
Monsanto Co.	19,080	1,002
Mueller Industries, Inc.	2,600	82
Olin Corp.	4,600	76
OM Group, Inc. (Æ)	3,300	149
Packaging Corp. of America	19,100	422
PPG Industries, Inc. (Ñ)	5,600	360
Quanex Corp.	1,200	41

14 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Rio Tinto PLC - ADR (Ñ)	4,600	977
Rohm & Haas Co.	9,100	465
RPM International, Inc.	23,600	493
Temple-Inland, Inc.	30,650	1,411
Texas Industries, Inc. (Ñ)	1,600	103
Timken Co.	16,200	473
United States Steel Corp.	2,800	205
URS Corp. (Æ)	2,000	86
Valspar Corp.	14,400	398
Westlake Chemical Corp. (Ñ)	1,900	60

		20,511

Miscellaneous - 5.1%
3M Co.	39,300	3,063
Brunswick Corp. (Ñ)	14,700	469
General Electric Co.	344,720	12,827
Hillenbrand Industries, Inc. (Ñ)	2,200	125
Honeywell International, Inc.	44,400	2,009
ITT Corp.	3,300	187
Textron, Inc.	27,500	2,579

		21,259

Other Energy - 3.9%
Anadarko Petroleum Corp.	13,100	570
Apache Corp.	16,800	1,117
Baker Hughes, Inc.	30,900	2,307
Cameron International Corp. (Æ)	16,530	877
Chesapeake Energy Corp. (Ñ)	10,700	311
Devon Energy Corp.	8,100	543
Frontier Oil Corp.	2,300	66
Halliburton Co.	148,599	4,614
National-Oilwell Varco, Inc. (Æ)	8,940	547
Newfield Exploration Co. (Æ)	4,000	184
Noble Energy, Inc.	5,200	255
Oil States International, Inc. (Æ)(Ñ)	1,200	39
Schlumberger, Ltd.	43,100	2,722
Smith International, Inc.	6,200	255
Sunoco, Inc.	7,400	462
Swift Energy Co. (Æ)	700	31
Tesoro Corp.	1,600	105
Valero Energy Corp.	12,300	629
Whiting Petroleum Corp. (Æ)	2,100	98
XTO Energy, Inc.	15,400	725

		16,457

Producer Durables - 4.1%
Agilent Technologies, Inc. (Æ)	29,500	1,028
Alcatel-Lucent - ADR	63,500	903
Andrew Corp. (Æ)	2,600	27
Boeing Co.	6,500	577
Brooks Automation, Inc. (Æ)	800	12
Caterpillar, Inc.	8,300	509
Crane Co.	2,600	95
Crown Castle International Corp. (Æ)	19,720	637
Danaher Corp.	9,640	698
Deere & Co.	7,550	718
Emerson Electric Co.	29,000	1,279
Goodrich Corp.	29,200	1,330
KB Home (Ñ)	800	41
KLA-Tencor Corp. (Ñ)	19,230	957
Lennar Corp. Class A (Ñ)	3,400	178
Meritage Homes Corp. (Æ)	800	38
Nokia OYJ - ADR	78,100	1,587
Northrop Grumman Corp.	14,000	948
Parker Hannifin Corp.	3,600	277
Pentair, Inc. (Ñ)	18,600	584
Rofin-Sinar Technologies, Inc. (Æ)	500	30
Roper Industries, Inc. (Ñ)	12,800	643
Standard-Pacific Corp. (Ñ)	4,000	107
Steelcase, Inc. Class A (Ñ)	2,400	44
Technitrol, Inc.	2,300	55
Thermo Fisher Scientific, Inc. (Æ)	48,710	2,206
Toll Brothers, Inc. (Æ)(Ñ)	3,300	106
United Technologies Corp.	20,700	1,294

		16,908

Technology - 12.7%
3Com Corp. (Æ)(Ñ)	6,100	25
Adobe Systems, Inc. (Æ)(Ñ)	18,300	753
Akamai Technologies, Inc. (Æ)	13,550	720
Analog Devices, Inc.	14,800	486
Anixter International, Inc. (Æ)	3,500	190
Apple Computer, Inc. (Æ)	61,800	5,243
Applera Corp. - Applied Biosystems Group	12,500	459
Arrow Electronics, Inc. (Æ)	4,700	148
Atmel Corp. (Æ)	11,300	68
Avnet, Inc. (Æ)(Ñ)	3,000	77
AVX Corp. (Ñ)	2,400	36
Benchmark Electronics, Inc. (Æ)	100	2
Blackbaud, Inc.	2,500	65
Broadcom Corp. Class A (Æ)	49,770	1,608
Brocade Communications Systems, Inc. (Æ)(Ñ)	6,000	49
Cadence Design Systems, Inc. (Æ)	5,800	104
Ciena Corp. (Æ)(Ñ)	1,200	33
Cisco Systems, Inc. (Æ)	162,300	4,436
Computer Sciences Corp. (Æ)	4,500	240
Corning, Inc. (Æ)	54,500	1,020
Cypress Semiconductor Corp. (Æ)(Ñ)	1,000	17
Dell, Inc. (Æ)	61,800	1,551

Multi-Style Equity Fund 15

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
EMC Corp. (Æ)(Ñ)	45,100	595
F5 Networks, Inc. (Æ)(Ñ)	6,910	513
Hewlett-Packard Co.	177,600	7,315
Ingram Micro, Inc. Class A (Æ)	5,600	114
Integrated Device Technology, Inc. (Æ)	8,900	138
Intel Corp.	37,700	763
International Business Machines Corp.	12,100	1,176
Intersil Corp. Class A	1,900	45
JDS Uniphase Corp. (Æ)(Ñ)	87,373	1,456
Komag, Inc. (Æ)	900	34
L-3 Communications Holdings, Inc.	12,800	1,047
Linear Technology Corp.	14,600	443
Maxim Integrated Products, Inc.	8,300	254
McAfee, Inc. (Æ)	1,100	31
Microsoft Corp.	152,000	4,539
Motorola, Inc.	60,550	1,245
National Semiconductor Corp.	38,600	876
Nvidia Corp. (Æ)	23,060	853
PerkinElmer, Inc.	40,000	889
Qualcomm, Inc.	134,800	5,094
RealNetworks, Inc. (Æ)(Ñ)	2,100	23
Research In Motion, Ltd. (Æ)	17,390	2,222
RF Micro Devices, Inc. (Æ)(Ñ)	2,200	15
Salesforce.com, Inc. (Æ)(Ñ)	20,400	744
SanDisk Corp. (Æ)(Ñ)	33,400	1,437
Sanmina-SCI Corp. (Æ)	13,100	45
Seagate Technology, Inc. (Æ)	2,300	—
Skyworks Solutions, Inc. (Æ)(Ñ)	3,900	28
Sun Microsystems, Inc. (Æ)	151,920	823
Symantec Corp. (Æ)	4,500	94
Synopsys, Inc. (Æ)	10,200	273
Tellabs, Inc. (Æ)	11,700	120
Texas Instruments, Inc.	71,300	2,053
Unisys Corp. (Æ)(Ñ)	19,900	156
Utstarcom, Inc. (Æ)(Ñ)	4,100	36
Vishay Intertechnology, Inc. (Æ)	5,800	79

		52,898

Utilities - 4.6%
Alltel Corp.	6,400	387
American Electric Power Co., Inc.	9,900	421
Aqua America, Inc. (Ñ)	23,600	538
AT&T, Inc.	69,900	2,499
Atmos Energy Corp.	3,100	99
BellSouth Corp.	48,650	2,292
Citizens Communications Co. (Ñ)	42,300	608
Comcast Corp. Class A (Æ)	17,150	726
Consolidated Edison, Inc. (Ñ)	4,700	226
Constellation Energy Group, Inc.	6,800	468
Dominion Resources, Inc.	41,250	3,458
Edison International	8,600	391
Embarq Corp.	2,500	131
Entergy Corp.	9,750	900
Idacorp, Inc.	3,000	116
Level 3 Communications, Inc. (Æ)(Ñ)	54,600	306
NII Holdings, Inc. (Æ)(Ñ)	11,300	728
NiSource, Inc.	18,500	446
Progress Energy, Inc. - CVO	1,300	—
SCANA Corp.	5,100	207
Southwest Gas Corp.	700	27
Sprint Nextel Corp.	44,557	842
TECO Energy, Inc.	24,900	429
Verizon Communications, Inc.	62,100	2,313
Windstream Corp. (Æ)	58,900	838

		19,396

Total Common Stocks
(cost $346,782)		396,873

Short-Term Investments - 5.2%
Russell Investment Company Money Market Fund	20,451,000	20,451
United States Treasury Bills (ž)(§) 4.968% due 03/15/07	1,200	1,184

Total Short-Term Investments
(cost $21,639)		21,635

Other Securities - 10.1%
State Street Securities Lending Quality Trust (×)	42,271,246	42,271

Total Other Securities
(cost $42,271)		42,271

Total Investments - 110.4%
(identified cost $410,692)		460,779
Other Assets and Liabilities, Net - (10.4%)		(43,272)

Net Assets - 100.0%		417,507

See accompanying notes which are an integral part of the financial statements.

16 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 03/07 (7)	2,715	(8)
S&P Midcap 400 E-Mini Index (CME) expiration date 03/07 (119)	9,654	(147)
S&P 500 Index (CME) expiration date 03/07 (14)	4,999	(2)
S&P 500 E-Mini Index (CME) expiration date 03/07 (53)	3,785	4

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		(153)

Presentation of Portfolio Holdings — December 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	1.8
Consumer Discretionary	13.8
Consumer Staples	7.9
Financial Services	20.0
Health Care	11.5
Integrated Oils	4.8
Materials and Processing	4.9
Miscellaneous	5.1
Other Energy	3.9
Producer Durables	4.1
Technology	12.7
Utilities	4.6
Short-Term Investments	5.2
Other Securities	10.1

Total Investments	110.4
Other Assets and Liabilities, Net	(10.4)

	100.0

Futures Contracts	(—	)*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 17

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion — December 31, 2006 (Unaudited)

Aggressive Equity Fund

Periods Ended 12/31/06	Total Return
1 Year	14.79%
5 Years	10.55%§
Inception*	8.77%§

Russell 2500™ Index**

Periods Ended 12/31/06	Total Return
1 Year	16.17%
5 Years	12.19%§
Inception*	11.40%§

18 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

The Aggressive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s manager, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund’s Board of Trustees (the “Board”) without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2006?

For the fiscal year ended December 31, 2006, the Aggressive Equity Fund gained 14.79%. This compared to the Russell 2500™ Index, which gained 16.17% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper® Small-Cap Core Funds Average returned 14.90%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund was challenged in 2006 as a number of market forces combined to create a difficult environment for outperformance. The continuation of a multi-year value market was notable during the year after a first quarter in which growth stocks were favored by the market. The year presented a significant challenge for the Fund’s money managers and active managers in general as Lipper data shows that only 20% of active small capitalization managers beat the Russell 2000® Index. From a factor perspective, yield continued to be rewarded while earnings surprise, estimate revision and earnings variability, which were emphasized in the Fund, were not rewarded. In addition, higher dividend yielding stocks, such as real estate investment trusts (REIT’s) and utilities, in which the Fund was underweight, continued to outperform.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Sector selection was the primary cause of the Fund’s relative underperformance for the year. The Fund was overweight to technology and energy and underweight to utilities, which returned 25% for the year, well in excess of the Index return. The results from these sector weights were somewhat balanced by positive security selection. Most notably, stock selection was positive in the consumer discretionary, materials and other energy sectors.

What were the other primary contributors and detractors to the Fund’s performance during the last 12 months?

The Fund’s underperforming money managers were Goldman Sachs Asset Management, L.P. (market oriented style), Gould Investment Partners, LLC (growth style) and Geewax, Terker & Company (growth style). Gould underperformed due to its very aggressive approach to growth investing, a style which performed poorly after the first quarter. While Gould’s results were disappointing, when taking into account market conditions, its performance was consistent with its aggressive style. Goldman Sachs’ chief detractor was poor stock selection in what was probably the most disappointing performance within the Fund. Geewax’s performance was negatively impacted by poor stock selection within the technology and materials sectors.

Five of the Fund’s money managers outperformed the Fund’s benchmark. The outperformers included the following managers: CapitalWorks Investment Partners, LLC, Tygh Capital Management, Inc., David J. Greene and Company, LLC, Jacobs Levy Equity Management, Inc. and Nicholas-Applegate Capital Management LLC. CapitalWorks benefited from positive stock selection in a difficult market for its aggressive growth style. Tygh Capital also benefited from stock selection and its focus on more consistent, predictable sources of earnings growth as well as strong stock selection within the energy and materials sectors. Nicholas Applegate, a value manager, also derived positive performance through strong stock selection within the energy and materials sectors. David J. Greene benefited from a robust mergers and acquisitions environment and its somewhat contrarian value style which focuses not on yield or low price, but on catalyst driven improvements and on valuing companies from a takeout framework. Jacobs Levy also outperformed modestly through positive stock selection despite negative sector selection.

Describe any changes to the Fund’s structure or the money manager line-up.

In the fourth quarter, Goldman Sachs was terminated and ClariVest Asset Management, LLC and PanAgora Asset Management, Inc. were hired as money managers for the Fund.

Aggressive Equity Fund 19

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

Money Managers as of December 31, 2006	Styles
CapitalWorks Investment Partners, LLC	Growth
ClariVest Asset Management, LLC	Market-Oriented
David J. Greene and Company, LLC	Value
Geewax, Terker & Company	Growth
Gould Investment Partners, LLC	Growth
Jacobs Levy Equity Management, Inc.	Value
Nicholas-Applegate Capital Management LLC	Value
PanAgora Asset Management, Inc.	Market-Oriented
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund commenced operations on January 2, 1997.
**	Russell 2500™ Index is composed of the smallest 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

20 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value July 1, 2006	$1,000.00	$1,000.00
Ending Account Value December 31, 2006	$1,068.30	$1,019.96
Expenses Paid During Period*	$5.42	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Aggressive Equity Fund 21

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 96.2%
Auto and Transportation - 3.4%
AAR Corp. (Æ)(Ñ)	14,700	429
ABX Air, Inc. (Æ)	50,200	348
Aftermarket Technology Corp. (Æ)	12,100	258
American Commercial Lines, Inc. (Æ)(Ñ)	6,600	432
AMR Corp. (Æ)	1,600	48
Arctic Cat, Inc. (Ñ)	2,500	44
ArvinMeritor, Inc. (Ñ)	13,500	246
Autoliv, Inc.	9,800	591
Celadon Group, Inc. (Æ)(Ñ)	9,900	166
Commercial Vehicle Group, Inc. (Æ)	2,700	59
Continental Airlines, Inc. Class A (Æ)	7,800	322
Dana Corp. (Ñ)	39,700	55
Danaos Corp. (Æ)	3,100	74
ExpressJet Holdings, Inc. Class A (Æ)	30,300	245
Grupo Aeroportuario del Centro Norte Sab de CV - ADR (Æ)	6,900	154
Grupo Aeroportuario del Sureste SAB de CV - ADR (Ñ)	3,300	140
Gulfmark Offshore, Inc. (Æ)	3,100	116
Horizon Lines, Inc. Class A	17,400	469
HUB Group, Inc. Class A (Æ)(Ñ)	5,200	143
Kansas City Southern (Æ)(Ñ)	5,800	168
Kirby Corp. (Æ)(Ñ)	3,500	119
Navistar International Corp. (Æ)(Ñ)	11,300	378
Noble International, Ltd. (Ñ)	3,100	62
Oshkosh Truck Corp.	7,000	339
PAM Transportation Services (Æ)(Ñ)	2,100	46
Quintana Maritime, Ltd. (Ñ)	20,950	231
Republic Airways Holdings, Inc. (Æ)(Ñ)	6,200	104
Saia, Inc. (Æ)(Ñ)	11,700	272
Sauer-Danfoss, Inc.	3,500	113
Standard Motor Products, Inc.	8,500	127
Tidewater, Inc. (Ñ)	1,800	87
TRW Automotive Holdings Corp. (Æ)	11,200	290
US Xpress Enterprises, Inc. Class A (Æ)(Ñ)	6,100	101
UTI Worldwide, Inc.	18,761	561
Visteon Corp. (Æ)(Ñ)	14,700	125
Wabtec Corp.	7,800	237

		7,699

Consumer Discretionary - 18.8%
24/7 Real Media, Inc. (Æ)(Ñ)	21,200	192
Abercrombie & Fitch Co. Class A	2,854	199
Activision, Inc. (Æ)(Ñ)	52,430	904
Adesa, Inc.	8,700	241
Advance Auto Parts, Inc.	11,400	405
Advisory Board Co. (The) (Æ)	6,934	371
AFC Enterprises (Æ)(Ñ)	5,000	88
American Eagle Outfitters, Inc.	22,800	712
American Greetings Corp. Class A	1,800	43
American Woodmark Corp.	6,100	255
AMN Healthcare Services, Inc. (Æ)	28,500	785
AnnTaylor Stores Corp. (Æ)	5,100	167
aQuantive, Inc. (Æ)	11,637	287
Asbury Automotive Group, Inc.	7,700	181
Autonation, Inc. (Æ)	3,000	64
Baidu.com - ADR (Æ)(Ñ)	6,954	784
Barnes & Noble, Inc.	3,000	119
Bebe Stores, Inc.	10,338	205
Big Lots, Inc. (Æ)	25,100	575
Blockbuster, Inc. Class A (Æ)	14,100	75
Bon-Ton Stores, Inc. (The) (Ñ)	4,000	139
Books-A-Million, Inc. Class A	3,600	82
Bowne & Co., Inc.	4,400	70
Bright Horizons Family Solutions, Inc. (Æ)(Ñ)	5,000	193
Brinker International, Inc.	15,450	466
Brown Shoe Co., Inc.	2,600	124
Buckle, Inc. (The)	1,000	51
Carmax, Inc. (Æ)(Ñ)	10,300	552
CBRL Group, Inc.	6,600	295
CEC Entertainment, Inc. (Æ)	13,700	551
Central Parking Corp. (Ñ)	9,500	171
Century Casinos, Inc. (Æ)(Ñ)	15,600	174
Cenveo, Inc. (Æ)(Ñ)	11,350	241
Charlotte Russe Holding, Inc. (Æ)	4,200	129
Charming Shoppes, Inc. (Æ)(Ñ)	20,800	281
Chemed Corp. (Ñ)	2,400	89
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	1,000	57
Churchill Downs, Inc. (Ñ)	900	38
Coach, Inc. (Æ)	7,439	320
Coldwater Creek, Inc. (Æ)(Ñ)	3,000	74
Convergys Corp. (Æ)	22,400	533
Corinthian Colleges, Inc. (Æ)(Ñ)	12,700	173
Corporate Executive Board Co.	3,181	279
Corrections Corp. of America (Æ)	17,450	789
CRA International, Inc. (Æ)(Ñ)	2,070	108
CROCS, Inc. (Æ)(Ñ)	17,700	765
CSK Auto Corp. (Æ)	5,800	99
CSS Industries, Inc.	900	32
DeVry, Inc.	12,200	342
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	1,500	73
Dillard’s, Inc. Class A	13,100	458
Directed Electronics, Inc. (Æ)(Ñ)	5,800	66
Dolby Laboratories, Inc. Class A (Æ)	17,900	555

22 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Dollar Tree Stores, Inc. (Æ)	25,700	774
DreamWorks Animation SKG, Inc. Class A (Æ)	8,700	257
DSW, Inc. Class A (Æ)	1,000	39
Earthlink, Inc. (Æ)(Ñ)	25,500	181
Elizabeth Arden, Inc. (Æ)(Ñ)	15,100	288
Entercom Communications Corp. Class A (Ñ)	5,500	155
Entravision Communications Corp. Class A (Æ)	16,900	139
Focus Media Holding, Ltd. - ADR New (Æ)	5,700	378
Foot Locker, Inc.	19,900	436
Forrester Research, Inc. (Æ)(Ñ)	13,900	377
FTD Group, Inc. (Æ)	9,400	168
GameStop Corp. Class A (Æ)	5,875	324
Gemstar-TV Guide International, Inc. (Æ)	71,000	285
Global Imaging Systems, Inc. (Æ)	6,800	149
Gmarket, Inc. - ADR (Æ)(Ñ)	10,200	244
Great Wolf Resorts, Inc. (Æ)	6,100	85
Greenfield Online, Inc. (Æ)	7,700	110
Group 1 Automotive, Inc. (Ñ)	5,000	259
Guess?, Inc. (Æ)(Ñ)	10,600	672
Gymboree Corp. (Æ)	2,000	76
Harris Interactive, Inc. (Æ)	26,900	136
Hasbro, Inc. (Ñ)	27,500	749
Haverty Furniture Cos., Inc.	8,500	126
Helen of Troy, Ltd. (Æ)	9,100	221
Houston Wire & Cable Co. (Æ)(Ñ)	2,000	42
Iconix Brand Group, Inc. (Æ)(Ñ)	39,470	765
IKON Office Solutions, Inc.	11,200	183
infoUSA, Inc.	7,300	87
Insight Enterprises, Inc. (Æ)	8,700	164
ITT Educational Services, Inc. (Æ)	4,600	305
J Crew Group, Inc. (Æ)	10,700	412
Jack in the Box, Inc. (Æ)	6,000	366
Jakks Pacific, Inc. (Æ)(Ñ)	7,500	164
Jo-Ann Stores, Inc. (Æ)(Ñ)	4,800	118
Jones Apparel Group, Inc.	7,200	241
Journal Register Co.	10,600	77
K-Swiss, Inc. Class A (Ñ)	6,400	197
K2, Inc. (Æ)	19,900	262
Kellwood Co.	7,200	234
Kenneth Cole Productions, Inc. Class A (Ñ)	1,000	24
Knology, Inc. (Æ)	6,400	68
Knot, Inc. (The) (Æ)(Ñ)	5,000	131
Korn/Ferry International (Æ)(Ñ)	24,081	553
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	12,000	114
LECG Corp. (Æ)(Ñ)	3,900	72
Lee Enterprises, Inc. (Ñ)	4,900	152
Libbey, Inc. (Ñ)	2,900	36
Life Time Fitness, Inc. (Æ)(Ñ)	16,700	810
Lightbridge, Inc. (Æ)(Ñ)	3,000	41
Liz Claiborne, Inc.	5,600	243
LKQ Corp. (Æ)(Ñ)	6,300	145
Lodgenet Entertainment Corp. (Æ)	7,400	185
Manpower, Inc.	3,114	233
McClatchy Co. Class A (Ñ)	5,600	242
McCormick & Schmick’s Seafood Restaurants, Inc. (Æ)	2,300	55
Men’s Wearhouse, Inc. (The)	9,400	360
Morton’s Restaurant Group, Inc. (Æ)	2,000	33
Mothers Work, Inc. (Æ)	400	16
Movado Group, Inc. (Ñ)	3,800	110
MPS Group, Inc. (Æ)	13,826	196
MSC Industrial Direct Co., Inc. Class A (Ñ)	2,300	90
Navarre Corp. (Æ)(Ñ)	6,500	26
Nutri System, Inc. (Æ)(Ñ)	5,533	351
O’Charleys, Inc. (Æ)	3,300	70
O’Reilly Automotive, Inc. (Æ)	9,018	289
OfficeMax, Inc.	10,000	496
On Assignment, Inc. (Æ)(Ñ)	12,500	147
Orient-Express Hotels, Ltd. Class A	7,175	340
Pantry, Inc. (The) (Æ)(Ñ)	5,500	258
Payless Shoesource, Inc. (Æ)	9,700	318
Penn National Gaming, Inc. (Æ)	6,886	287
Perficient, Inc. (Æ)(Ñ)	9,900	162
Perry Ellis International, Inc. (Æ)	10,300	422
PHH Corp. (Æ)	8,800	254
Phillips-Van Heusen Corp.	15,700	788
Pier 1 Imports, Inc. (Ñ)	22,000	131
Prestige Brands Holdings, Inc. (Æ)(Ñ)	23,700	309
Priceline.com, Inc. (Æ)(Ñ)	7,700	336
ProQuest Co. (Æ)(Ñ)	9,100	95
Quiksilver, Inc. (Æ)(Ñ)	16,000	252
Radio One, Inc. Class D (Æ)	13,700	92
RadioShack Corp. (Ñ)	9,700	163
Rare Hospitality International, Inc. (Æ)	1,600	53
RC2 Corp. (Æ)	6,200	273
Rent-A-Center, Inc. Class A (Æ)	14,800	437
Republic Services, Inc. Class A	7,563	308
Revlon, Inc. Class A (Æ)	37,400	48
Ruby Tuesday, Inc.	1,500	41
Rush Enterprises, Inc. Class A (Æ)	2,300	39
Rush Enterprises, Inc. Class B (Æ)	1,700	27
Sabre Holdings Corp. Class A	7,200	230

Aggressive Equity Fund 23

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Scholastic Corp. (Æ)	11,500	412
Shoe Carnival, Inc. (Æ)	2,900	92
Sirva, Inc. (Æ)(Ñ)	9,700	34
Skechers USA, Inc. Class A (Æ)	1,500	50
Snap-On, Inc.	5,100	243
Sonic Automotive, Inc. Class A	5,800	168
Speedway Motorsports, Inc. (Ñ)	1,400	54
Standard Parking Corp. (Æ)	1,100	42
Steak N Shake Co. (The) (Æ)(Ñ)	3,700	65
Take-Two Interactive Software, Inc. (Æ)(Ñ)	8,700	155
Talbots, Inc. (Ñ)	15,900	383
Taser International, Inc. (Æ)(Ñ)	4,000	30
Tech Data Corp. (Æ)	500	19
TeleTech Holdings, Inc. (Æ)(Ñ)	27,000	645
Topps Co., Inc. (The)	8,200	73
Tractor Supply Co. (Æ)	6,274	281
Triarc Cos., Inc. Class A	11,500	230
Tuesday Morning Corp. (Ñ)	13,700	213
Tween Brands, Inc. (Æ)(Ñ)	13,770	550
Under Armour, Inc. Class A (Æ)(Ñ)	6,400	323
Unifirst Corp.	1,500	58
United Online, Inc. (Ñ)	14,800	197
Urban Outfitters, Inc. (Æ)(Ñ)	9,500	219
Valueclick, Inc. (Æ)	1,900	45
Viad Corp.	4,300	175
Volcom, Inc. (Æ)	900	27
Volt Information Sciences, Inc. (Æ)	5,100	256
Warnaco Group, Inc. (The) (Æ)	18,500	470
Waste Connections, Inc. (Æ)	4,940	205
WESCO International, Inc. (Æ)(Ñ)	1,800	106

		42,037

Consumer Staples - 2.3%
Alliance One International, Inc. (Æ)	43,000	303
Boston Beer Co., Inc. Class A (Æ)(Ñ)	1,500	54
Dean Foods Co. (Æ)	5,600	237
Del Monte Foods Co.	16,500	182
Hansen Natural Corp. (Æ)(Ñ)	10,400	350
Herbalife, Ltd. (Æ)(Ñ)	10,500	422
Imperial Sugar Co. (Ñ)	4,700	114
Loews Corp. - Carolina Group	10,800	699
McCormick & Co., Inc. (Ñ)	9,100	351
Molson Coors Brewing Co. Class B (Ñ)	6,000	459
Nash Finch Co.	1,500	41
NBTY, Inc. (Æ)	19,600	815
Pathmark Stores, Inc. (Æ)(Ñ)	9,700	108
PepsiAmericas, Inc. (Ñ)	5,100	107
Performance Food Group Co. (Æ)(Ñ)	3,300	91
Ralcorp Holdings, Inc. (Æ)(Ñ)	4,800	244
Reddy Ice Holdings, Inc.	5,400	139
Schweitzer-Mauduit International, Inc.	2,500	65
Spartan Stores, Inc.	4,600	96
Universal Corp. (Ñ)	5,300	260

		5,137

Financial Services - 16.5%
Advent Software, Inc. (Æ)(Ñ)	17,100	603
Affiliated Managers Group, Inc. (Æ)	6,765	711
Affirmative Insurance Holdings, Inc. (Ñ)	1,500	24
Affordable Residential Communities, LP (Æ)(Ñ)	5,500	64
AG Edwards, Inc.	4,500	285
Alliance Data Systems Corp. (Æ)	17,663	1,103
AMB Property Corp. (ö)	6,500	381
Amcore Financial, Inc. (Ñ)	7,400	242
American Financial Group, Inc.	9,150	329
American Home Mortgage Investment Corp. (ö)(Ñ)	8,300	292
Annaly Capital Management, Inc. (ö)	22,800	317
Anthracite Capital, Inc. (ö)	5,700	73
Anworth Mortgage Asset Corp. (ö)	17,500	166
Arbor Realty Trust, Inc. (ö)	1,600	48
Ashford Hospitality Trust, Inc. (ö)(Ñ)	14,000	174
Associated Banc-Corp. (Ñ)	7,899	276
Assurant, Inc.	8,111	448
Asta Funding, Inc. (Ñ)	4,000	122
Bancfirst Corp. (Ñ)	1,000	54
Bank of Hawaii Corp.	3,300	178
Bankunited Financial Corp. Class A (Ñ)	18,900	528
Banner Corp.	1,000	44
BOK Financial Corp.	930	51
Brookline Bancorp, Inc. (Ñ)	16,700	220
Capital Trust, Inc. Class A (ö)	8,500	424
CapitalSource, Inc. (ö)(Ñ)	23,300	636
Cash America International, Inc.	5,600	263
CB Richard Ellis Group, Inc. Class A (Æ)	2,900	96
CBL & Associates Properties, Inc. (ö)	1,900	82
CIT Group, Inc.	4,000	223
City Bank (Ñ)	1,200	43
City National Corp.	5,700	406
Colonial BancGroup, Inc. (The)	13,800	355
Colonial Properties Trust (ö)	5,400	253
Commerce Bancshares, Inc. (Ñ)	2,310	112
Commerce Group, Inc.	10,000	298
Community Bancorp (Æ)	3,400	103
Corus Bankshares, Inc. (Ñ)	21,600	498
Cousins Properties, Inc. (ö)(Ñ)	5,000	176
Covanta Holding Corp. (Æ)	14,500	320

24 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Deerfield Triarc Capital Corp. (ö)(Ñ)	14,900	252
Deluxe Corp. (Ñ)	8,900	224
DiamondRock Hospitality Co. (ö)(Þ)	14,300	258
DiamondRock Hospitality Co. (ö)	7,200	130
Downey Financial Corp.	3,200	232
Entertainment Properties Trust (ö)	1,700	99
Equity One, Inc. (ö)(Ñ)	4,100	109
Euronet Worldwide, Inc. (Æ)	15,035	446
Fair Isaac Corp.	1,100	45
FelCor Lodging Trust, Inc. (ö)	15,800	345
Fidelity Bankshares, Inc.	4,100	163
First American Corp. (Ñ)	6,900	281
First Cash Financial Services, Inc. (Æ)	3,700	96
First Community Bancorp, Inc. (Ñ)	1,800	94
First Indiana Corp. (Æ)	9,100	231
First Marblehead Corp. (The)	1,500	82
FirstFed Financial Corp. (Æ)	3,900	261
GFI Group, Inc. (Æ)(Ñ)	4,700	293
Global Payments, Inc.	10,457	484
Greenhill & Co., Inc.	1,000	74
H&E Equipment Services, Inc. (Æ)(Ñ)	5,000	124
Hanmi Financial Corp. (Ñ)	5,700	128
HCC Insurance Holdings, Inc.	14,500	465
Health Care REIT, Inc. (ö)	1,000	43
HealthExtras, Inc. (Æ)(Ñ)	10,900	263
Heartland Payment Systems, Inc. New (Ñ)	4,300	121
Hersha Hospitality Trust (ö)(Ñ)	3,400	39
Hospitality Properties Trust (ö)	5,300	252
HRPT Properties Trust (ö)(Ñ)	27,400	338
IBERIABANK Corp. (Ñ)	900	53
IMPAC Mortgage Holdings, Inc. (ö)(Ñ)	26,900	237
IndyMac Bancorp, Inc.	5,600	253
International Securities Exchange Holdings, Inc. Class A (Ñ)	13,400	627
Intersections, Inc. (Æ)(Ñ)	1,100	12
Intervest Bancshares Corp. Class A (Æ)(Ñ)	7,700	265
Investment Technology Group, Inc. (Æ)	7,107	305
Investors Real Estate Trust (ö)	2,600	27
iShares Russell 2000 Growth Index Fund (Ñ)	5,000	393
iStar Financial, Inc. (ö)	13,300	636
ITLA Capital Corp. (Ñ)	1,400	81
Jefferies Group, Inc.	1,200	32
JER Investors Trust, Inc. (Æ)(Þ)	9,200	190
JER Investors Trust, Inc. (ö)(Ñ)	15,900	329
Jones Lang LaSalle, Inc.	1,200	111
KKR Financial Corp. (ö)(Ñ)	14,350	384
Knight Capital Group, Inc. Class A (Æ)(Ñ)	64,400	1,235
Kronos, Inc. (Æ)	8,100	298
Luminent Mortgage Capital, Inc. (ö)	21,600	210
Macatawa Bank Corp. (Ñ)	11,404	242
Mack-Cali Realty Corp. (ö)	8,200	418
MAF Bancorp, Inc.	2,300	103
Marshall & Ilsley Corp.	4,040	194
MCG Capital Corp.	24,000	488
Meadowbrook Insurance Group, Inc. (Æ)(Ñ)	4,800	47
Mercantile Bank Corp.	5,635	212
MFA Mortgage Investments, Inc. (ö)	12,300	95
MGIC Investment Corp.	3,400	213
Mid-America Apartment Communities, Inc. (ö)	4,200	240
Municipal Mortgage & Equity LLC (Ñ)	1,600	52
National Retail Properties, Inc. (ö)	7,200	165
Nationwide Financial Services, Inc. (Ñ)	5,900	320
Navigators Group, Inc. (Æ)	7,600	366
Nelnet, Inc. Class A (Æ)(Ñ)	5,600	153
New Century Financial Corp. (ö)(Ñ)	10,100	319
Newcastle Investment Corp. (ö)(Ñ)	20,100	630
NorthStar Realty Finance Corp. (ö)	25,100	416
Oak Hill Financial, Inc. (Ñ)	7,200	202
OceanFirst Financial Corp.	1,503	34
Ocwen Financial Corp. (Æ)	9,300	148
Odyssey Re Holdings Corp. (Ñ)	5,100	190
Ohio Casualty Corp.	7,400	221
optionsXpress Holdings, Inc. (Ñ)	5,000	113
Pacific Capital Bancorp	12,600	423
Pennsylvania Real Estate Investment Trust (ö)	5,100	201
Peoples Bancorp, Inc.	400	12
Philadelphia Consolidated Holding Co. (Æ)	2,100	94
Pico Holdings, Inc. (Æ)	2,200	77
PMI Group, Inc. (The) (Ñ)	8,500	401
Portfolio Recovery Associates, Inc. (Æ)(Ñ)	5,100	238
Preferred Bank	700	42
ProAssurance Corp. (Æ)	473	24
Protective Life Corp.	2,900	138
Provident Bankshares Corp. (Ñ)	7,500	267
Provident Financial Services, Inc. (Ñ)	5,300	96
PS Business Parks, Inc. (ö)	1,600	113
R&G Financial Corp. Class B	8,400	64
Raymond James Financial, Inc.	13,000	394
Rayonier, Inc. (ö)	1,100	45
Realty Income Corp. (ö)(Ñ)	9,800	271

Aggressive Equity Fund 25

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Ryder System, Inc.	10,700	546
S1 Corp. (Æ)	3,462	19
Safety Insurance Group, Inc.	6,200	314
Scottish Re Group, Ltd. (Ñ)	18,900	101
SeaBright Insurance Holdings, Inc. (Æ)	2,900	52
SEI Investments Co. (Ñ)	5,900	351
Senior Housing Properties Trust (ö)	2,300	56
Sotheby’s Holdings Class A (Ñ)	3,000	93
Southwest Bancorp, Inc.	1,100	31
Spirit Finance Corp. (ö)(Ñ)	14,800	185
Stancorp Financial Group, Inc.	8,800	396
Sterling Bancorp Class N	1,260	25
Sterling Bancshares, Inc. (Ñ)	11,400	148
Sterling Financial Corp. (Ñ)	1,000	24
SVB Financial Group (Æ)	1,000	47
SWS Group, Inc.	1,300	46
Taylor Capital Group, Inc.	2,600	95
TCF Financial Corp. (Ñ)	4,800	132
Thornburg Mortgage, Inc. (ö)	8,900	224
TierOne Corp.	1,400	44
TNS, Inc. (Æ)	15,100	291
Total System Services, Inc.	400	11
Tower Group, Inc.	12,800	398
Triad Guaranty, Inc. (Æ)	3,800	209
United America Indemnity, Ltd. Class A (Æ)	2,100	53
United PanAm Financial Corp. (Æ)(Ñ)	16,800	231
Unitrin, Inc.	5,100	256
Ventas, Inc. (ö)(Ñ)	7,175	304
Washington Real Estate Investment Trust (ö)(Ñ)	4,000	160
Washington Trust Bancorp, Inc.	900	25
Weingarten Realty Investors (ö)(Ñ)	1,200	55
Whitney Holding Corp. (Ñ)	3,700	121
Williams Scotsman International, Inc. (Æ)(Ñ)	1,400	27
Wilmington Trust Corp.	5,700	240
Winston Hotels, Inc. (ö)(Ñ)	3,700	49
Zenith National Insurance Corp.	7,300	342

		36,853

Health Care - 10.6%
Abraxis BioScience, Inc. (Æ)(Ñ)	7,300	200
Accelrys, Inc. (Æ)(Ñ)	19,200	115
Adams Respiratory Therapeutics, Inc. (Æ)	7,042	287
Air Methods Corp. (Æ)(Ñ)	2,900	81
Albany Molecular Research, Inc. (Æ)	10,800	114
Alliance Imaging, Inc. (Æ)(Ñ)	23,400	156
Allscripts Healthcare Solutions, Inc. (Æ)	12,216	330
Amedisys, Inc. (Æ)(Ñ)	12,533	412
American Dental Partners, Inc. (Æ)	1,200	23
American Medical Systems Holdings, Inc. (Æ)	26,240	486
American Oriental Bioengineering, Inc. (Æ)	12,000	140
AMERIGROUP Corp. (Æ)	8,500	305
Applera Corp. - Celera Group (Æ)	32,700	457
Arthrocare Corp. (Æ)	8,054	322
Beckman Coulter, Inc.	1,800	108
Bentley Pharmaceuticals, Inc. (Æ)(Ñ)	2,200	22
Centene Corp. (Æ)(Ñ)	6,600	162
Cerner Corp. (Æ)(Ñ)	13,900	632
Charles River Laboratories International, Inc. (Æ)	6,300	272
Community Health Systems, Inc. (Æ)(Ñ)	14,441	527
Cooper Cos., Inc. (The) (Ñ)	15,200	676
Corvel Corp. (Æ)	9,600	457
Covance, Inc. (Æ)	3,500	206
Cutera, Inc. (Æ)(Ñ)	5,800	157
Cytyc Corp. (Æ)(Ñ)	6,600	187
DaVita, Inc. (Æ)	19,921	1,133
Depomed, Inc. (Æ)(Ñ)	4,000	14
Discovery Laboratories, Inc. (Æ)(Ñ)	11,900	28
Enzon Pharmaceuticals, Inc. (Æ)	9,600	82
Five Star Quality Care, Inc. (Æ)	6,000	67
Foxhollow Technologies, Inc. (Æ)(Ñ)	3,900	84
Gentiva Health Services, Inc. (Æ)(Ñ)	6,600	126
Greatbatch, Inc. (Æ)(Ñ)	5,000	135
Haemonetics Corp. (Æ)	4,596	207
Health Net, Inc. (Æ)	2,700	131
Healthcare Services Group (Ñ)	15,300	443
Healthspring, Inc. (Æ)	31,600	643
HealthTronics, Inc. (Æ)(Ñ)	15,800	105
Healthways, Inc. (Æ)(Ñ)	8,926	426
Henry Schein, Inc. (Æ)	13,082	641
Hologic, Inc. (Æ)	14,718	696
ICU Medical, Inc. (Æ)	3,100	126
Illumina, Inc. (Æ)(Ñ)	5,600	220
ImClone Systems, Inc. (Æ)	7,400	198
Immucor, Inc. (Æ)	6,400	187
Intralase Corp. (Æ)(Ñ)	12,700	284
Intuitive Surgical, Inc. (Æ)(Ñ)	2,000	192
Inverness Medical Innovations, Inc. (Æ)(Ñ)	8,000	310
King Pharmaceuticals, Inc. (Æ)	29,200	465
LifePoint Hospitals, Inc. (Æ)	15,300	516
Medcath Corp. (Æ)	4,000	109

26 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Medicines Co. (Æ)	4,525	144
Mentor Corp.	5,735	280
MGI Pharma, Inc. (Æ)(Ñ)	9,200	169
Molina Healthcare, Inc. (Æ)(Ñ)	5,000	163
Myriad Genetics, Inc. (Æ)(Ñ)	7,400	232
Nabi Biopharmaceuticals (Æ)	3,800	26
Neurocrine Biosciences, Inc. (Æ)(Ñ)	5,000	52
Nighthawk Radiology Holdings, Inc. (Æ)(Ñ)	5,100	130
Noven Pharmaceuticals, Inc. (Æ)	5,700	145
NuVasive, Inc. (Æ)(Ñ)	9,100	210
Palomar Medical Technologies, Inc. (Æ)(Ñ)	9,600	486
Patterson Cos., Inc. (Æ)	10,572	375
Perrigo Co.	7,800	135
Pharmaceutical Product Development, Inc.	12,108	390
Pharmacopeia Drug Discovery, Inc. (Æ)(Ñ)	10,250	44
Pharmacyclics, Inc. (Æ)(Ñ)	1,600	8
PharmaNet Development Group, Inc. (Æ)	3,700	82
Phase Forward, Inc. (Æ)	13,200	198
PolyMedica Corp.	3,800	154
PSS World Medical, Inc. (Æ)	9,070	177
Psychiatric Solutions, Inc. (Æ)	12,086	453
Quality Systems, Inc.	6,958	259
Quidel Corp. (Æ)(Ñ)	8,000	109
Radiation Therapy Services, Inc. (Æ)(Ñ)	5,100	161
RehabCare Group, Inc. (Æ)	9,700	144
ResMed, Inc. (Æ)	2,800	138
Savient Pharmaceuticals, Inc. (Æ)	11,200	126
Sciclone Pharmaceuticals, Inc. (Æ)(Ñ)	4,600	15
Sciele Pharma, Inc. (Æ)(Ñ)	2,470	59
Sierra Health Services, Inc. (Æ)	5,800	209
Stericycle, Inc. (Æ)(Ñ)	5,600	423
STERIS Corp.	10,100	254
Sun Healthcare Group, Inc. Class W (Æ)	2,000	25
Techne Corp. (Æ)	7,130	395
United Therapeutics Corp. (Æ)	1,900	103
Universal Health Services, Inc. Class B	7,300	405
Ventana Medical Systems, Inc. (Æ)(Ñ)	4,800	207
VistaCare, Inc. Class A (Æ)(Ñ)	16,200	164
Watson Pharmaceuticals, Inc. (Æ)	8,500	221
WellCare Health Plans, Inc. (Æ)(Ñ)	14,600	1,006
West Pharmaceutical Services, Inc.	5,500	282
Wyeth	2,100	107
Zoll Medical Corp. (Æ)	6,100	355
Zymogenetics, Inc. (Æ)(Ñ)	8,600	134

		23,756

Materials and Processing - 10.0%
Acuity Brands, Inc. (Ñ)	6,400	333
Airgas, Inc.	14,310	580
AK Steel Holding Corp. (Æ)(Ñ)	5,000	84
Albemarle Corp. (Ñ)	9,600	689
Andersons, Inc. (The) (Ñ)	4,000	170
Apogee Enterprises, Inc. (Ñ)	2,000	39
Arch Chemicals, Inc.	4,500	150
Barnes Group, Inc. (Ñ)	1,000	22
Bluegreen Corp. (Æ)(Ñ)	3,300	42
Buckeye Technologies, Inc. (Æ)	11,700	140
Building Materials Holding Corp. (Ñ)	14,200	351
Cambrex Corp. (Ñ)	11,400	259
Celanese Corp. Class A	21,800	564
Century Aluminum Co. (Æ)(Ñ)	7,600	339
Ceradyne, Inc. (Æ)(Ñ)	6,400	362
CF Industries Holdings, Inc.	10,900	279
Chaparral Steel Co.	4,100	181
Chesapeake Corp. (Ñ)	3,100	53
Chicago Bridge & Iron Co. NV	11,345	310
China BAK Battery, Inc. (Æ)(Ñ)	3,000	20
Comfort Systems USA, Inc.	13,400	169
Commercial Metals Co.	15,300	395
Constar International, Inc. (Æ)(Ñ)	9,800	69
Crown Holdings, Inc. (Æ)	6,100	128
Cytec Industries, Inc. (Ñ)	6,900	390
Dycom Industries, Inc. (Æ)(Ñ)	10,900	230
Eastman Chemical Co. (Ñ)	14,600	866
EMCOR Group, Inc. (Æ)	9,900	563
Energy Conversion Devices, Inc. (Æ)	6,473	220
Ennis, Inc.	4,300	105
FMC Corp.	5,300	406
Granite Construction, Inc.	4,000	201
Greif, Inc. Class A	1,200	142
Griffon Corp. (Æ)(Ñ)	9,700	247
Harsco Corp.	6,200	472
HB Fuller Co.	16,500	426
Hercules, Inc. (Æ)	57,100	1,103
Huntsman Corp. (Æ)	8,800	167
Infrasource Services, Inc. (Æ)	8,200	179
Innospec, Inc.	6,100	284
Insituform Technologies, Inc. Class A (Æ)(Ñ)	10,800	279
Jacobs Engineering Group, Inc. (Æ)	6,000	489
Kaydon Corp.	1,600	64
Louisiana-Pacific Corp.	15,800	340
Lubrizol Corp.	7,500	376

Aggressive Equity Fund 27

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Mercer International, Inc. (Æ)(Ñ)	1,000	12
Metal Management, Inc.	9,400	356
Mueller Industries, Inc.	8,900	282
Mueller Water Products, Inc. Class A	5,013	75
Mueller Water Products, Inc. Class A (Ñ)	26,519	395
Myers Industries, Inc. (Ñ)	12,400	194
NCI Building Systems, Inc. (Æ)(Ñ)	4,000	207
Olin Corp.	14,500	240
Olympic Steel, Inc. (Ñ)	2,500	56
OM Group, Inc. (Æ)	8,100	367
Omrix Biopharmaceuticals, Inc. (Æ)	3,900	118
Packaging Corp. of America	10,200	225
Perini Corp. (Æ)	5,500	169
PolyOne Corp. (Æ)	16,500	124
Quanex Corp. (Ñ)	12,900	446
Quanta Services, Inc. (Æ)	12,834	252
RBC Bearings, Inc. (Æ)	1,600	46
Resource Capital Corp. (Ñ)	2,500	42
Rock-Tenn Co. Class A	23,900	648
Rockwood Holdings, Inc. (Æ)	6,800	172
Rogers Corp. (Æ)(Ñ)	11,700	692
RTI International Metals, Inc. (Æ)(Ñ)	4,000	313
Ryerson, Inc. (Ñ)	1,000	25
SAIC, Inc. (Æ)	14,500	258
Schnitzer Steel Industries, Inc. Class A (Ñ)	3,900	155
Schulman A, Inc.	1,000	22
Sonoco Products Co.	10,700	407
Spartech Corp.	14,600	383
Standard Register Co. (The)	4,100	49
Superior Essex, Inc. (Æ)	4,700	156
Temple-Inland, Inc.	5,700	262
Timken Co.	3,100	90
URS Corp. (Æ)	13,800	591
USEC, Inc.	3,600	46
Valmont Industries, Inc. (Ñ)	4,000	222
Washington Group International, Inc. (Æ)	10,098	604
Westlake Chemical Corp. (Ñ)	5,900	185
Xerium Technologies, Inc. (Ñ)	16,900	165

		22,328

Miscellaneous - 1.5%
Castlepoint Holdings, Ltd. (Þ)	30,900	340
Foster Wheeler, Ltd. (Æ)	13,787	760
Hillenbrand Industries, Inc.	6,600	376
McDermott International, Inc. (Æ)	17,839	907
Raven Industries, Inc. (Ñ)	4,100	110
Teleflex, Inc.	2,400	155
Trinity Industries, Inc. (Ñ)	6,700	236
Walter Industries, Inc.	16,049	434

		3,318

Other Energy - 3.9%
Allis-Chalmers Energy, Inc. (Æ)(Ñ)	2,500	58
Alon USA Energy, Inc. (Ñ)	1,800	47
Basic Energy Services, Inc. (Æ)	6,800	168
Cameron International Corp. (Æ)	4,651	247
Cimarex Energy Co. (Ñ)	7,900	288
Core Laboratories NV (Æ)	8,932	723
Dresser-Rand Group, Inc. (Æ)(Ñ)	5,900	144
Dril-Quip, Inc. (Æ)	9,697	380
ENSCO International, Inc.	5,400	270
Forest Oil Corp. (Æ)(Ñ)	5,600	183
Foundation Coal Holdings, Inc. (Ñ)	7,100	225
Frontier Oil Corp.	7,600	218
GeoMet, Inc. (Æ)(Ñ)	925	10
Global Industries, Ltd. (Æ)	22,870	298
Helmerich & Payne, Inc.	8,660	212
Hercules Offshore, Inc. (Æ)(Ñ)	14,200	410
Horizon Offshore, Inc. (Æ)	15,200	248
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	11,672	417
Input/Output, Inc. (Æ)(Ñ)	19,700	269
Lufkin Industries, Inc.	3,400	197
Meridian Resource Corp. (Æ)	15,500	48
NATCO Group, Inc. Class A (Æ)	5,700	182
National-Oilwell Varco, Inc. (Æ)	4,928	301
Oceaneering International, Inc. (Æ)(Ñ)	2,000	79
Ormat Technologies, Inc. (Ñ)	3,200	118
Parker Drilling Co. (Æ)	8,800	72
Rosetta Resources, Inc. (Æ)(Ñ)	5,500	103
Superior Energy Services, Inc. (Æ)	10,000	327
Tesoro Corp.	4,000	263
Tetra Technologies, Inc. (Æ)(Ñ)	25,942	664
Trico Marine Services, Inc. (Æ)(Ñ)	11,800	452
Union Drilling, Inc. (Æ)(Ñ)	2,900	41
Veritas DGC, Inc. (Æ)	4,331	371
W-H Energy Services, Inc. Class H (Æ)(Ñ)	11,800	575
Western Refining, Inc. (Ñ)	4,000	102

		8,710

Producer Durables - 8.6%
Advanced Energy Industries, Inc. (Æ)	9,300	175
AGCO Corp. (Æ)	9,200	285
Agilent Technologies, Inc. (Æ)	3,100	108
Ametek, Inc.	3,000	96
AO Smith Corp.	1,200	45

28 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Applied Industrial Technologies, Inc. (Ñ)	10,900	287
Arris Group, Inc. (Æ)(Ñ)	37,800	473
ASML Holding NV Class G (Æ)	18,640	459
Asyst Technologies, Inc. (Æ)	2,000	15
Axcelis Technologies, Inc. (Æ)	19,000	111
Baldor Electric Co.	6,300	211
BE Aerospace, Inc. (Æ)	14,488	372
Beazer Homes USA, Inc. (Ñ)	4,400	207
C&D Technologies, Inc. (Ñ)	5,400	26
C-COR, Inc. (Æ)	7,600	85
Champion Enterprises, Inc. (Æ)(Ñ)	32,600	305
Crane Co.	1,800	66
Credence Systems Corp. (Æ)	49,600	258
Crown Castle International Corp. (Æ)(Ñ)	8,600	278
CTS Corp.	4,300	67
Cummins, Inc.	1,800	213
Desarrolladora Homex SAB de CV - ADR (Æ)(Ñ)	7,409	438
Diebold, Inc.	6,800	317
DXP Enterprises, Inc. (Æ)(Ñ)	6,000	210
EFJ, Inc. (Æ)(Ñ)	22,000	148
Entegris, Inc. (Æ)(Ñ)	26,931	291
ESCO Technologies, Inc. (Æ)(Ñ)	13,164	598
Flow International Corp. (Æ)(Ñ)	13,100	144
Flowserve Corp. (Æ)	3,400	172
Gardner Denver, Inc. (Æ)(Ñ)	18,500	690
General Cable Corp. (Æ)	1,500	66
Headwaters, Inc. (Æ)(Ñ)	6,400	153
Herman Miller, Inc.	12,800	465
Hubbell, Inc. Class B (Ñ)	10,300	466
IDEX Corp.	7,300	346
Intevac, Inc. (Æ)	15,400	400
Itron, Inc. (Æ)(Ñ)	3,520	182
K&F Industries Holdings, Inc. (Æ)	4,600	104
Kadant, Inc. (Æ)	2,300	56
Kennametal, Inc.	7,703	453
Kimball International, Inc. Class B	3,300	80
Knoll, Inc.	7,700	169
L-1 Identity Solutions, Inc. Class 1 (Æ)(Ñ)	13,600	206
Ladish Co., Inc. (Æ)(Ñ)	9,200	341
Lam Research Corp. (Æ)	7,290	369
Lexmark International, Inc. Class A (Æ)	3,600	263
Lincoln Electric Holdings, Inc. (Ñ)	1,600	97
Mattson Technology, Inc. (Æ)	17,500	163
Mettler Toledo International, Inc. (Æ)	10,539	831
Milacron, Inc. (Æ)(Ñ)	31,245	25
Mine Safety Appliances Co. (Ñ)	3,800	139
MKS Instruments, Inc. (Æ)	7,500	169
MTS Systems Corp.	1,300	50
Novellus Systems, Inc. (Æ)	4,500	155
Pall Corp. (Ñ)	10,300	356
Photronics, Inc. (Æ)(Ñ)	5,100	83
Polycom, Inc. (Æ)(Ñ)	26,200	810
Power-One, Inc. (Æ)(Ñ)	29,400	214
Regal-Beloit Corp.	5,000	263
Robbins & Myers, Inc. (Ñ)	14,200	652
Rofin-Sinar Technologies, Inc. (Æ)	3,600	218
SBA Communications Corp. Class A (Æ)(Ñ)	15,900	437
Semitool, Inc. (Æ)(Ñ)	3,800	51
Spectralink Corp. (Æ)(Ñ)	3,100	27
Steelcase, Inc. Class A (Ñ)	19,500	354
Technical Olympic USA, Inc. (Æ)(Ñ)	21,600	220
Technitrol, Inc.	7,300	174
Tecumseh Products Co. Class A (Æ)(Ñ)	10,500	177
Teledyne Technologies, Inc. (Æ)(Ñ)	8,900	357
Tennant Co.	2,600	75
Teradyne, Inc. (Æ)	3,900	58
Thomas & Betts Corp. (Æ)	1,200	57
Ultratech, Inc. (Æ)(Ñ)	10,700	134
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	30,906	1,407
Verigy, Ltd. (Æ)	5,178	92

		19,114

Technology - 16.0%
3Com Corp. (Æ)(Ñ)	125,400	515
Acme Packet, Inc. (Æ)(Ñ)	12,800	264
Actel Corp. (Æ)	7,100	129
Acxiom Corp.	500	13
Adaptec, Inc. (Æ)	40,800	190
Adtran, Inc. (Ñ)	9,700	220
Aeroflex, Inc. (Æ)	17,300	203
Akamai Technologies, Inc. (Æ)(Ñ)	12,200	648
Alliance Semiconductor Corp. (Æ)(Ñ)	14,000	61
Amdocs, Ltd. (Æ)	11,100	430
American Reprographics Co. (Æ)	8,749	291
Amkor Technology, Inc. (Æ)	12,400	116
Amphenol Corp. Class A	12,184	756
Anaren, Inc. (Æ)	4,700	84
Anixter International, Inc. (Æ)(Ñ)	12,400	673
Ansys, Inc. (Æ)	13,205	574
Applera Corp. - Applied Biosystems Group	10,500	385
Applied Micro Circuits Corp. (Æ)(Ñ)	93,100	331
Ariba, Inc. (Æ)(Ñ)	17,300	134
ARM Holdings PLC - ADR	4,100	30

Aggresive Equity Fund 29

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Arrow Electronics, Inc. (Æ)(Ñ)	10,000	316
Aspen Technology, Inc. (Æ)(Ñ)	13,200	145
Atmel Corp. (Æ)	17,500	106
Avanex Corp. (Æ)(Ñ)	32,400	61
Avici Systems, Inc. (Æ)(Ñ)	1,000	8
Avnet, Inc. (Æ)	6,000	153
Avocent Corp. (Æ)	9,700	328
AVX Corp.	12,000	178
BearingPoint, Inc. (Æ)(Ñ)	12,200	96
Benchmark Electronics, Inc. (Æ)	39,895	972
Blackbaud, Inc.	3,500	91
Brocade Communications Systems, Inc. (Æ)(Ñ)	81,200	667
Captaris, Inc. (Æ)	8,400	65
Carrier Access Corp. (Æ)	11,900	78
Cbeyond, Inc. (Æ)(Ñ)	9,800	300
ChipMOS TECHNOLOGIES Bermuda, Ltd. (Æ)(Ñ)	31,500	214
Ciena Corp. (Æ)(Ñ)	16,526	458
Citrix Systems, Inc. (Æ)(Ñ)	7,100	192
Cogent Communications Group, Inc. (Æ)	3,600	58
Cognizant Technology Solutions Corp. Class A (Æ)	6,600	509
Comtech Telecommunications Corp. (Æ)(Ñ)	7,950	303
Comverse Technology, Inc. (Æ)(Ñ)	5,200	110
CSG Systems International, Inc. (Æ)	7,900	211
Cubic Corp. (Ñ)	6,200	135
Cypress Semiconductor Corp. (Æ)	3,500	59
Daktronics, Inc. (Ñ)	8,500	313
DealerTrack Holdings, Inc. (Æ)	8,600	253
Dendrite International, Inc. (Æ)	4,800	51
Digital River, Inc. (Æ)(Ñ)	8,800	491
Eagle Test Systems, Inc. (Æ)(Ñ)	8,500	124
Echelon Corp. (Æ)(Ñ)	3,200	26
Electronics for Imaging, Inc. (Æ)	8,000	213
Emulex Corp. (Æ)	11,500	224
Epicor Software Corp. (Æ)(Ñ)	8,300	112
Equinix, Inc. (Æ)(Ñ)	14,123	1,068
Excel Technology, Inc. (Æ)	1,700	44
Extreme Networks (Æ)	8,600	36
Flir Systems, Inc. (Æ)(Ñ)	4,400	140
Foundry Networks, Inc. (Æ)	27,200	407
Gartner, Inc. (Æ)(Ñ)	41,600	823
Gerber Scientific, Inc. (Æ)	1,000	13
IHS, Inc. Class A (Æ)	1,200	47
II-VI, Inc. (Æ)(Ñ)	7,900	221
Ikanos Communications, Inc. (Æ)(Ñ)	12,100	105
Ingram Micro, Inc. Class A (Æ)	18,100	369
Integrated Device Technology, Inc. (Æ)(Ñ)	28,400	440
Integrated Silicon Solutions, Inc. (Æ)	3,500	20
Internap Network Services Corp. (Æ)	5,900	117
Interwoven, Inc. (Æ)(Ñ)	53,700	788
IXYS Corp. (Æ)(Ñ)	17,900	159
JDS Uniphase Corp. (Æ)(Ñ)	15,062	251
Kemet Corp. (Æ)(N)	15,300	112
Keynote Systems, Inc. (Æ)(Ñ)	12,300	130
Lattice Semiconductor Corp. (Æ)(Ñ)	15,400	100
Lawson Software, Inc. (Æ)(Ñ)	49,500	366
Leadis Technology, Inc. (Æ)(Ñ)	1,000	5
Lions Gate Entertainment Corp. (Æ)	24,500	263
LoopNet, Inc. (Æ)(Ñ)	1,000	15
LSI Logic Corp. (Æ)(Ñ)	22,100	199
McAfee, Inc. (Æ)	14,700	417
McData Corp. Class A (Æ)	35,500	197
Mentor Graphics Corp. (Æ)(Ñ)	53,829	971
Mercury Computer Systems, Inc. (Æ)(Ñ)	3,400	45
Merge Technologies, Inc. (Æ)	14,000	92
Methode Electronics, Inc. (Ñ)	27,900	302
Micros Systems, Inc. (Æ)	6,821	359
MicroStrategy, Inc. Class A (Æ)	100	11
Ness Technologies, Inc. (Æ)	3,800	54
Nextest Systems Corp. (Æ)	10,237	115
Nuance Communications, Inc. (Æ)(Ñ)	40,800	468
Oplink Communications, Inc. (Æ)(Ñ)	6,000	123
Opsware, Inc. (Æ)(Ñ)	26,700	236
Orckit Communications, Ltd. (Æ)(Ñ)	10,100	98
Parametric Technology Corp. (Æ)	23,688	427
Park Electrochemical Corp.	3,100	80
PerkinElmer, Inc.	8,200	182
Planar Systems, Inc. (Æ)(Ñ)	1,000	10
PMC - Sierra, Inc. (Æ)(Ñ)	44,000	295
PowerDsine, Ltd. (Æ)(Ñ)	10,900	120
QLogic Corp. (Æ)	14,100	309
Quantum Corp. (Æ)(Ñ)	77,900	181
Rackable Systems, Inc. (Æ)(Ñ)	14,500	449
RADVision, Ltd. (Æ)	2,400	48
RADWARE, Ltd. (Æ)	4,600	73
RealNetworks, Inc. (Æ)(Ñ)	28,800	315
Riverbed Technology, Inc. (Æ)(Ñ)	4,100	126
Rockwell Automation, Inc.	3,639	222
Sanmina-SCI Corp. (Æ)	43,800	151
Scansource, Inc. (Æ)(Ñ)	3,000	91
Seachange International, Inc. (Æ)(Ñ)	17,200	176
Seagate Technology (Ñ)	10,897	289
Semtech Corp. (Æ)	10,900	142
Sigma Designs, Inc. (Æ)(Ñ)	9,500	242
Sigmatel, Inc. (Æ)(Ñ)	18,100	79

30 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Silicon Image, Inc. (Æ)(Ñ)	5,000	64
Silicon Storage Technology, Inc. (Æ)(Ñ)	69,900	315
Skyworks Solutions, Inc. (Æ)(Ñ)	74,900	530
Solectron Corp. (Æ)	62,500	201
SonicWALL, Inc. (Æ)	16,300	137
Spansion, Inc. Class A (Æ)(Ñ)	8,000	119
Standard Microsystems Corp. (Æ)(Ñ)	4,700	132
Stratex Networks, Inc. (Æ)(Ñ)	11,300	55
SupportSoft, Inc. (Æ)	7,600	42
Sybase, Inc. (Æ)	5,100	126
Sycamore Networks, Inc. (Æ)	36,800	138
SYNNEX Corp. (Æ)	14,500	318
Syntax-Brillian Corp. (Æ)	15,200	131
Tekelec (Æ)(Ñ)	29,800	442
Tessera Technologies, Inc. (Æ)	19,433	784
TIBCO Software, Inc. (Æ)	37,800	357
Transaction Systems Architects, Inc. (Æ)	24,304	792
Triquint Semiconductor, Inc. (Æ)(Ñ)	36,200	163
Trizetto Group, Inc. (The) (Æ)(Ñ)	15,200	279
Tyler Technologies, Inc. (Æ)	6,700	94
Ultimate Software Group, Inc. (Æ)	20,100	468
Unisys Corp. (Æ)(Ñ)	85,600	671
Utstarcom, Inc. (Æ)(Ñ)	19,000	166
Varian, Inc. (Æ)	3,600	161
VeriFone Holdings, Inc. (Æ)(Ñ)	15,700	556
Verint Systems, Inc. (Æ)	3,300	113
Vignette Corp. (Æ)	7,100	121
Vocus, Inc. (Æ)(Ñ)	22,400	376
Wavecom Sa - ADR (Æ)(Ñ)	7,200	105
webMethods, Inc. (Æ)	26,700	197
Westell Technologies, Inc. Class A (Æ)(Ñ)	13,000	33
Witness Systems, Inc. (Æ)(Ñ)	7,100	124
Zoran Corp. (Æ)	10,900	159

		35,869

Utilities - 4.6%
AGL Resources, Inc.	16,100	626
Allete, Inc. (Ñ)	3,100	144
Alliant Energy Corp. (Ñ)	11,300	427
Aqua America, Inc. (Ñ)	5,500	125
Atlantic Tele-Network, Inc. (Ñ)	400	12
Centerpoint Energy, Inc. (Ñ)	16,200	269
CenturyTel, Inc.	6,100	266
Citizens Communications Co.	900	13
CMS Energy Corp. (Æ)(Ñ)	33,600	561
CT Communications, Inc.	9,800	225
El Paso Electric Co. (Æ)	11,800	288
Energen Corp.	10,500	493
First Solar, Inc. (Æ)	609	18
Laclede Group, Inc. (The) (Ñ)	2,200	77
Leap Wireless International, Inc. Class W (Æ)(Ñ)	7,700	458
MDU Resources Group, Inc.	23,400	600
NeuStar, Inc. Class A (Æ)	10,456	339
New Jersey Resources Corp. (Ñ)	3,700	180
NII Holdings, Inc. (Æ)	5,036	324
Northeast Utilities	8,900	251
Northwest Natural Gas Co.	1,100	47
OGE Energy Corp.	18,500	740
Pepco Holdings, Inc.	23,000	598
Pinnacle West Capital Corp.	11,300	573
PNM Resources, Inc.	5,100	159
Puget Energy, Inc.	9,900	251
RCN Corp. (Æ)	4,700	142
Sierra Pacific Resources (Æ)	22,300	375
Southern Union Co. (Ñ)	9,700	271
Southwest Gas Corp.	1,900	73
Telephone & Data Systems, Inc.	400	22
UGI Corp.	30,400	829
Unisource Energy Corp.	1,800	66
VeraSun Energy Corp. (Æ)	14,147	279
Westar Energy, Inc.	9,300	241

		10,362

Total Common Stocks
(cost $192,804)		215,183

Warrants & Rights - 0.0%
Materials and Processing - 0.0%
Affordable Residential Communities
Rights (Æ)	5,500	5
Auto and Transportation - 0.0%
Quintana Maritime, Ltd. 5/11 Warrants (Æ)	11,600	36
Financial Services - 0.0%
Washington Mutual, Inc. 2050 Warrants (Æ)	35,400	5

Total Warrants & Rights
(cost $8)		46

Short-Term Investments - 4.1%
Russell Investment Company Money Market Fund	8,205,000	8,205
United States Treasury Bills ( z)(§) 4.968% due 03/15/07	1,000	987

Total Short-Term Investments
(cost $9,195)		9,192

Aggresive Equity Fund 31

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Other Securities - 30.4%
State Street Securities Lending
Quality Trust (× )	67,970,599	67,971

Total Other Securities (cost $67,971)		67,971

Total Investments - 130.7%
(identified cost $269,978)		292,392

Other Assets and Liabilities,
Net - (30.7%)		(68,746)

Net Assets - 100.0%		223,646

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME) expiration date 03/07 (113)	8,982	(67)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		(67)

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

32 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Presentation of Portfolio Holdings, continued — December 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	3.4
Consumer Discretionary	18.8
Consumer Staples	2.3
Financial Services	16.5
Health Care	10.6
Materials and Processing	10.0
Miscellaneous	1.5
Other Energy	3.9
Producer Durables	8.6
Technology	16.0
Utilities	4.6
Warrants & Rights	—	*
Short-Term Investments	4.1
Other Securities	30.4

Total Investments	130.7
Other Assets and Liabilities, Net	(30.7)

	100.0

Futures Contracts	(—	)*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 33

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion — December 31, 2006 (Unaudited)

Non-U.S. Fund

Periods Ended 12/31/06	Total Return
1 Year	23.64%
5 Years	14.39	%§
Inception*	7.04	%§

MSCI EAFE Index (Net)**

Periods Ended 12/31/06	Total Return
1 Year	26.34%
5 Years	14.98	%§
Inception*	7.71	%§

34 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

The Non-U.S. Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s manager, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund’s Board of Trustees (the “Board”) without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2006?

For the fiscal year ended December 31, 2006, the Non-U.S. Fund gained 23.64%. This compared to its benchmark the MSCI EAFE® Index (net), which gained 26.34%. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper® International Core Funds Average returned 22.45%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

In 2006, value stocks and small capitalization stocks again outperformed growth stocks and large/medium capitalization stocks respectively. The Fund’s strategy of attempting to moderate the influence of style and capitalization on performance helped mitigate the impact of these trends on Fund results. However, regional positioning and sector positioning detracted from relative performance over the course of 2006.

From a regional perspective, a challenging stock selection environment in Japan resulted in poor returns from the Fund’s Japanese stock holdings. Attractive valuations and some signs of nascent momentum in the Japanese market at the end of 2005 failed to translate to strong market gains for Japanese stocks in 2006. The Fund was positioned for an improvement in the Japanese economy which did not occur despite continued evidence of incremental improvement in the investment environment in Japan.

The Fund’s overweight to value stocks contributed to relative underperformance. The Fund had a slight tilt towards growth as even the Fund’s value money managers found compelling relative values in stocks with higher forecasts for earnings growth. For all of 2006, the Fund had a small valuation premium to the market with above-market forecasted growth rates. The Fund was also underweight to stocks offering the highest dividend yields relative to the benchmark. High dividend yielding stocks were rewarded in 2006.

Finally, variable trends over the course of the year also proved challenging with the market anticipating a slowing of economic growth and a normalization of market risk premium. The shift in market trends, from cyclical and higher risk sector leadership to defensive leadership in the period from May to mid-July and then back again, proved difficult for most active managers as is evidenced by the underperformance of the average fund in the Lipper peer group to the benchmark. While the Fund had some exposure to both sectors, it was underweight relative to the Index in stocks with high dividend yields. While the Fund still managed to produce better than average results with respect to its peer group, this detracted meaningfully from benchmark-relative performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The market conditions discussed above had a negative impact on results relative to the benchmark. Given the strong performance of value stocks relative to growth stocks, exposure to value stocks was critical to success in 2006. However, not all approaches to value investing were rewarded. The focus of the Fund’s value money manager on “normalized earnings power” (the long-term expectation for a company’s earnings) resulted in underexposure to some of the trends most rewarded by the market. In particular, this resulted in an underweight to key sectors, such as metals and mining stocks, where share prices reflected the market’s belief in the sustainability of peak (well above normal) earnings. This detracted materially from performance.

At the country level, the Fund’s underweight position to the U.K. proved favorable given that market’s lagging performance over the course of the year. In addition, the Fund’s money managers were effective in selecting stocks that performed well relative to the market. In contrast, the Fund’s slight underweight to Japan contributed positively to performance, but ineffective stock selection resulted in the biggest negative impact to performance from a country/region perspective.

Although not part of the Fund’s benchmark, emerging markets provided an important source of opportunity for international investors in 2006. The impact of the Fund’s exposure to emerging markets on Fund performance was slightly negative. The Fund’s sector positioning in these markets favored technology shares which underperformed. The Fund was underweighted in industrial commodities stocks which were among the market’s strongest performers.

At the money manager-level, the Fund’s value manager, The Boston Company Asset Management, LLC, had the most

Non-U.S. Fund 35

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

disappointing year. As previously mentioned, Boston Company’s emphasis on normalized earnings led it to underweight many of the more cyclical earnings companies that outperformed through much of the year. Its performance was also hurt by an overweight to Japan, and specifically, domestically-oriented Japanese stocks. Wellington Management Company, LLP, the Fund’s aggressive growth money manager, performed well relative to the MSCI EAFE Growth Index, but lagged the MSCI EAFE Index. The market environment was challenging to Wellington’s style through much of the year, though Wellington outperformed the MSCI EAFE Index in both the third and fourth quarters.

The holdings of the Fund’s other two money managers, Fidelity Management & Research Company and AQR Capital Management, LLC, reflected some of the more pronounced style influences of their strategies. Fidelity’s performance lagged through much of the year. Its growth orientation and slight overweight of the Japanese market were the dominant influences on its underperformance. AQR outperformed the benchmark for the year with its valuation emphasis more than offsetting less effective country and currency decisions.

Describe any changes to the Fund’s structure or the money manager line-up.

In November, Fidelity Management & Research Company was replaced with MFS Institutional Advisors, Inc., another moderate growth money manager.

Money Managers as of December 31, 2006	Styles
AQR Capital Management, LLC	Market-Oriented
MFS Institutional Advisors, Inc.	Growth
The Boston Company Asset Management, LLC	Value
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	The Fund commenced operations on January 2, 1997. Index comparison began December 31, 1996.
**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index (net of tax on dividends from foreign holdings) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

36 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value July 1, 2006	$1,000.00	$1,000.00
Ending Account Value December 31, 2006	$1,137.30	$1,019.46
Expenses Paid During Period*	$6.14	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Non-U.S. Fund 37

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 91.5%
Australia - 2.7%
AGL Energy, Ltd. (Æ)(Ñ)	3,882	50
Alinta, Ltd. (Ñ)	1,301	12
Amcor, Ltd.	114,552	656
AMP, Ltd.	12,222	97
Ansell, Ltd.	4,319	38
Aristocrat Leisure, Ltd. (Ñ)	29,547	371
Australia & New Zealand Banking Group, Ltd.	16,945	377
Australian Wealth Management, Ltd.	6,927	14
AXA Asia Pacific Holdings, Ltd.	13,300	77
BHP Billiton, Ltd. (Ñ)	25,251	504
BlueScope Steel, Ltd. (Ñ)	12,941	88
Brambles, Ltd. (Æ)	36,934	374
Caltex Australia, Ltd.	2,881	52
Centro Properties Group (Ñ)	7,593	55
Coca-Cola Amatil, Ltd.	63,309	388
Coles Group, Ltd.	17,205	190
Commonwealth Bank of Australia (Ñ)	9,434	368
CSL, Ltd.	1,084	56
CSR, Ltd.	15,040	45
David Jones, Ltd. (Ñ)	15,500	51
DB RREEF Trust (Ñ)	11,747	16
Downer EDI, Ltd.	6,242	34
Foster’s Group, Ltd.	18,830	103
Goodman Fielder, Ltd. New	15,862	28
GPT Group	13,500	60
Harvey Norman Holdings, Ltd.	11,443	34
Insurance Australia Group, Ltd. (Ñ)	82,972	416
Investa Property Group (Ñ)	6,524	13
Leighton Holdings, Ltd.	2,984	48
Lend Lease Corp., Ltd.	2,300	33
Macquarie Bank, Ltd. (Ñ)	563	35
Macquarie Goodman Group (Ñ)	12,431	75
Macquarie Infrastructure Group	11,174	30
Minara Resources, Ltd. (Ñ)	2,735	13
Mirvac Group (Ñ)	6,629	29
National Australia Bank, Ltd.	37,223	1,187
Newcrest Mining, Ltd.	1,987	41
OneSteel, Ltd.	24,106	89
Oxiana, Ltd.	5,088	13
Pacific Brands, Ltd.	40,307	83
Qantas Airways, Ltd.	25,912	107
QBE Insurance Group, Ltd.	48,748	1,110
Rinker Group, Ltd.	4,842	69
Rio Tinto, Ltd. (Ñ)	906	53
Sims Group, Ltd. (Ñ)	5,163	82
Smorgon Steel Group, Ltd.	14,342	21
Sons of Gwalia, Ltd. (Æ)(Ñ)(ß)	8,400	—
Stockland (Ñ)	8,200	54

Suncorp-Metway, Ltd. (Ñ)	7,620	122
TABCORP Holdings, Ltd.	49,545	659
Telstra Corp., Ltd. (Ñ)	153,900	503
Telstra Corp., Ltd. (Æ)	6,606	14
Toll Holdings, Ltd. (Ñ)	26,106	376
Westfield Group	10,543	175
Westpac Banking Corp. (Ñ)	14,100	270
Woodside Petroleum, Ltd.	166	5
Woolworths, Ltd.	8,100	153
Zinifex, Ltd.	8,158	121

		10,137

Austria - 0.6%
Erste Bank der Oesterreichischen Sparkassen AG	28,154	2,159

Belgium - 0.8%
Belgacom SA (Ñ)	13,548	597
Delhaize Group	3,325	277
Dexia	2,543	70
Fortis	24,558	1,047
KBC Groep NV (Ñ)	5,134	630
UCB SA	5,192	356

		2,977

Bermuda - 0.7%
CNPC Hong Kong, Ltd.	90,000	50
Cofco International, Ltd.	38,000	38
Esprit Holdings, Ltd.	64,500	720
Great Eagle Holdings, Ltd.	13,000	38
Guoco Group, Ltd.	3,000	37
Jardine Matheson Holdings, Ltd.	2,000	43
Li & Fung, Ltd.	354,000	1,101
Orient Overseas International, Ltd.	9,800	62
People’s Food Holdings, Ltd.	21,000	17
Vostok Nafta Investment, Ltd. (Æ)	4,575	318

		2,424

Brazil - 0.3%
Cia Vale do Rio Doce - ADR	25,900	770
Petroleo Brasileiro SA - ADR	4,320	445

		1,215

Canada - 1.5%
Cameco Corp.	10,000	404
Canadian National Railway Co.	19,120	823
Potash Corp. of Saskatchewan	4,600	660
Research In Motion, Ltd. (Æ)	17,100	2,185

38 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Rogers Communications, Inc. Class B Ñ	30,600	911
SNC-Lavalin Group, Inc.	25,300	683

		5,666

Cayman Islands - 0.2%
Baidu.com - ADR New (Æ)(Ñ)	2,200	248
Foxconn International Holdings, Ltd. (Æ)	8,000	26
Hutchison Telecommunications International, Ltd. (Æ)	204,000	514

		788

Denmark - 0.3%
Carlsberg A/S Class B	2,050	203
FLSmidth & Co. A/S	4,700	299
Genmab A/S (Æ)	2,150	145
Novo-Nordisk A/S Series B	2,650	221
Vestas Wind Systems A/S (Æ)	8,200	346

		1,214

Finland - 0.9%
Cargotec Corp. Class B (Ñ)	1,660	92
M-real OYJ Class B	37,270	236
Nokia OYJ	48,203	985
Nokia OYJ - ADR	43,538	885
Oriola-KD OYJ (Æ)(Ñ)	3,400	14
Orion OYJ Class B (Æ)(Ñ)	10,261	223
Outokumpu OYJ	1,184	46
Rautaruukki OYJ	9,609	382
UPM-Kymmene OYJ	18,899	477

		3,340

France - 13.1%
Air France-KLM	10,378	437
Air Liquide SA (Ñ)	15,617	3,709
Alstom RGPT (Æ)(Ñ)	8,084	1,096
AXA SA (Ñ)	74,908	3,033
BNP Paribas (Ñ)	15,674	1,710
Capital Gemini SA	3,423	215
Carrefour SA (Ñ)	13,840	839
Casino Guichard Perrachon SA	2,400	223
Christian Dior SA	2,375	253
Cie Generale d’Optique Essilor International SA (Ñ)	3,174	341
CNP Assurances	1,367	153
Credit Agricole SA	88,313	3,714
Eiffage SA (Ñ)	3,308	315
France Telecom SA (Ñ)	43,560	1,205
Gaz de France SA New (Ñ)	20,489	943

Iliad SA (Ñ)	6,406	556
L’Oreal SA	5,511	552
Lafarge SA (Ñ)	452	67
Lagardere SCA (Ñ)	6,520	525
Legrand SA New	32,229	944
LVMH Moet Hennessy Louis Vuitton SA	25,372	2,678
Natixis	8,970	252
Nexans SA	2,825	362
NicOx SA (Æ)	5,996	181
Pernod-Ricard SA (Ñ)	8,412	1,932
Peugeot SA (Ñ)	6,050	401
Rhodia SA (Æ)	29,238	102
Safran SA	111	3
Sanofi-Aventis (Ñ)	41,240	3,808
Schneider Electric SA (Ñ)	27,270	3,027
Societe BIC SA	1,645	114
Societe Generale (Ñ)	5,302	900
Sodexho Alliance SA (Ñ)	4,748	298
Suez SA (Æ)(Ñ)	6,233	323
Suez SA (Æ)	1,228	—
Thomson (Æ)(Ñ)	30,740	601
Total SA - ADR	10,632	765
Total SA (Ñ)	59,832	4,316
Unibail (Ñ)	5,130	1,253
Valeo SA (Ñ)	14,196	591
Vallourec SA	7,649	2,224
Veolia Environnement (Ñ)	27,020	2,083
Vivendi Universal SA	35,439	1,385

		48,429

Germany - 6.4%
Allianz SE	8,260	1,687
BASF AG	1,196	117
Bayer AG	40,016	2,148
Bayerische Motoren Werke AG	13,790	792
Continental AG	4,824	561
DaimlerChrysler AG	6,542	404
Deutsche Bank AG	3,814	510
Deutsche Boerse AG	8,984	1,653
Deutsche Post AG	40,210	1,212
Deutsche Telekom AG	59,659	1,090
E.ON AG	31,354	4,256
GEA Group AG	3,226	73
Hannover Rueckversicherung AG	15,980	740
Hochtief AG	5,114	373
Infineon Technologies AG (Æ)	59,279	836
KarstadtQuelle AG (Æ)(Ñ)	7,903	229
Lanxess AG (Æ)	7,131	400
MAN AG	1,688	152
Medion AG (Ñ)	5,900	63

Non-U.S. Fund 39

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Metro AG	10,830	691
MTU Aero Engines Holding AG	3,277	153
Praktiker Bau- und Heimwerkermaerkte AG New	2,090	75
RWE AG	2,804	309
Salzgitter AG	12,044	1,575
Siemens AG	14,989	1,487
Suedzucker AG (Ñ)	10,135	245
Symrise AG New (Æ)	12,275	316
ThyssenKrupp AG	897	42
Volkswagen AG (Ñ)	4,987	565
Wacker Chemie AG New (Æ)	5,128	667
Wincor Nixdorf AG	1,900	296

		23,717

Greece - 0.2%
Public Power Corp.	30,930	784

Hong Kong - 1.1%
Bank of East Asia, Ltd.	20,800	118
BOC Hong Kong Holdings, Ltd. (Ñ)	206,000	559
Cheung Kong Holdings, Ltd.	4,000	49
China Netcom Group Corp. Hong Kong, Ltd.	14,500	39
China Resources Power Holdings Co.	22,000	34
Citic Pacific, Ltd. (Ñ)	72,800	251
CNOOC, Ltd.	745,000	708
Guangdong Investment, Ltd.	66,000	30
Guangzhou Investment Co., Ltd.	274,000	77
Hang Lung Group, Ltd.	27,000	82
Henderson Land Development Co., Ltd.	13,000	73
Hong Kong Exchanges and Clearing, Ltd.	6,500	71
HongKong Electric Holdings	24,500	120
Hopewell Holdings	12,000	42
Hutchison Whampoa, Ltd.	60,700	617
Link REIT (The) New (ö)	9,000	19
New World Development, Ltd.	25,000	50
Shenzhen Investment, Ltd.	56,000	23
Shun Tak Holdings, Ltd. (Ñ)	648,000	991
Sun Hung Kai Properties, Ltd.	2,000	23
Swire Pacific, Ltd.	7,500	81
Wheelock & Co., Ltd.	16,000	30

		4,087

Indonesia - 0.2%
Bank Central Asia Tbk PT	1,081,000	625
Telekomunikasi Indonesia Tbk PT - ADR	1,750	80

		705

Ireland - 0.6%
Bank of Ireland	2,600	60
Bank of Ireland PLC	13,628	315
Elan Corp. PLC - ADR (Æ)(Ñ)	48,100	709
Ryanair Holdings PLC - ADR (Æ)(Ñ)	13,605	1,109

		2,193

Israel - 0.1%
Teva Pharmaceutical Industries, Ltd. - ADR	17,270	537

Italy - 3.1%
Assicurazioni Generali SpA	26,097	1,146
Banca Intesa SpA	127,612	985
Benetton Group SpA	5,900	113
Capitalia SpA	37,730	357
Enel SpA (Ñ)	37,950	391
ENI SpA	56,628	1,905
ERG SpA (Ñ)	8,129	187
Esprinet SpA	5,834	110
Fondiaria-Sai SpA (Ñ)	9,454	452
Italcementi SpA (Ñ)	15,628	441
Mediaset SpA	76,070	903
Milano Assicurazioni SpA (Ñ)	51,100	417
Parmalat Finanziaria SpA (Ñ)(ß)	12,500	—
SanPaolo IMI SpA	7,413	172
Saras SpA New (Æ)(Ñ)	90,570	484
Telecom Italia SpA	39,617	101
Toro Assicurazioni SpA	3,125	87
UniCredito Italiano SpA (Ñ)	301,650	2,644
Unipol SpA (Ñ)	162,080	584

		11,479

Japan - 19.5%
77 Bank, Ltd. (The) (Ñ)	69,300	440
Aderans Co., Ltd.	900	22
Aeon Co., Ltd.	44,400	961
Aeon Credit Service Co., Ltd.	32,700	620
Aiful Corp. (Ñ)	11,394	321
Alfresa Holdings Corp. (Ñ)	400	24
Amada Co., Ltd.	10,000	106
Asahi Breweries, Ltd. (Ñ)	11,400	182
Asahi Glass Co., Ltd. (Ñ)	111,000	1,334
Asahi Kasei Corp. (Ñ)	26,000	170

40 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Astellas Pharma, Inc.	15,900	723
Bank of Nagoya, Ltd. (The)	7,000	43
Bank of Yokohama, Ltd. (The)	5,000	39
Bridgestone Corp. (Ñ)	55,300	1,234
Brother Industries, Ltd. (Ñ)	10,000	135
Calsonic Kansei Corp.	14,000	82
Canon Marketing Japan, Inc. (Ñ)	2,800	64
Canon, Inc. (Ñ)	55,503	3,125
Chiba Bank, Ltd. (The)	8,000	68
Dai Nippon Printing Co., Ltd. (Ñ)	7,000	108
Daiichi Sankyo Co., Ltd.	17,300	541
Daiwa House Industry Co., Ltd.	4,000	70
Daiwa Securities Group, Inc.	23,000	258
Denki Kagaku Kogyo Kabushiki Kaisha	14,000	58
Denso Corp.	3,800	151
Dentsu, Inc. (Ñ)	343	1,006
East Japan Railway Co.	23	154
Eisai Co., Ltd. (Ñ)	21,200	1,165
Elpida Memory, Inc. (Æ)(Ñ)	19,900	1,094
Fanuc, Ltd.	12,400	1,221
Fuji Electric Holdings Co., Ltd.	8,000	43
Fuji Fire & Marine Insurance Co., Ltd. (The)	15,000	56
Fuji Heavy Industries, Ltd. (Ñ)	21,000	108
FUJIFILM Holdings Corp. (Ñ)	23,200	953
Fujikura, Ltd.	4,000	35
Fujitsu, Ltd. (Ñ)	33,000	259
Funai Electric Co., Ltd. (Ñ)	5,700	461
Hino Motors, Ltd. (Ñ)	133,900	689
Hitachi, Ltd.	1,000	6
Honda Motor Co., Ltd. (Ñ)	11,700	462
Hyakugo Bank, Ltd. (The)	2,000	13
Hyakujushi Bank, Ltd. (The)	3,000	18
Inpex Holdings, Inc.	2	16
Itochu Corp.	29,000	238
Izumi Co., Ltd. (Ñ)	2,200	78
Japan Tobacco, Inc.	354	1,710
JFE Holdings, Inc. (Ñ)	27,500	1,417
JGC Corp.	3,000	52
JS Group Corp.	28,400	598
Kagoshima Bank, Ltd. (The)	3,000	22
Kansai Electric Power Co., Inc. (The)	11,100	299
Kao Corp.	108,100	2,916
Kawasaki Kisen Kaisha, Ltd. (Ñ)	18,000	141
KDDI Corp.	5	34
Keio Corp.	9,000	58
Keiyo Bank, Ltd. (The)	5,000	28
Kobe Steel, Ltd.	41,000	141
Komatsu, Ltd.	25,400	515
Komori Corp.	3,000	56
Konica Minolta Holdings, Inc. (Ñ)	2,500	35
Kubota Corp.	22,000	204
Kuraray Co., Ltd.	31,200	368
Kyocera Corp.	2,500	236
Lawson, Inc.	12,500	447
Leopalace21 Corp.	700	22
Lintec Corp.	500	10
Mabuchi Motor Co., Ltd. (Ñ)	3,500	208
Makita Corp.	4,600	141
Matsumotokiyoshi Co., Ltd. (Ñ)	16,800	373
Matsushita Electric Industrial Co., Ltd.	17,000	339
Matsushita Electric Works, Ltd.	14,000	162
Mazda Motor Corp.	31,000	212
Meiji Dairies Corp.	5,000	39
Millea Holdings, Inc.	6,100	215
Mitsubishi Chemical Holdings Corp.	27,500	173
Mitsubishi Corp.	45,800	862
Mitsubishi Electric Corp.	28,000	256
Mitsubishi Estate Co., Ltd.	10,000	259
Mitsubishi Heavy Industries, Ltd.	12,000	55
Mitsubishi UFJ Financial Group, Inc.	188	2,322
Mitsui & Co., Ltd.	13,000	194
Mitsui Chemicals, Inc.	4,000	31
Mitsui Engineering & Shipbuilding Co., Ltd. (Ñ)	11,000	36
Mitsui Fudosan Co., Ltd.	8,000	195
Mitsui OSK Lines, Ltd.	16,000	158
Mitsui Sumitomo Insurance Co., Ltd.	7,000	77
Mitsui Trust Holdings, Inc.	38,900	447
Mizuho Financial Group, Inc.	65	464
Mochida Pharmaceutical Co., Ltd.	2,000	17
Mori Seiki Co., Ltd. (Ñ)	3,300	74
Nabtesco Corp.	2,000	25
Nichirei Corp.	35,000	196
Nihon Unisys, Ltd.	3,000	49
Nikon Corp. (Ñ)	3,000	66
Nintendo Co., Ltd. (Ñ)	10,900	2,830
Nippon Express Co., Ltd. (Ñ)	234,400	1,282
Nippon Oil Corp.	17,000	114
Nippon Paint Co., Ltd.	6,000	31
Nippon Paper Group, Inc.	143	540
Nippon Steel Corp. (Ñ)	66,000	379
Nippon Telegraph & Telephone Corp.	82	404
Nippon Yusen KK	32,000	234
Nissan Motor Co., Ltd. (Ñ)	87,600	1,055
Nisshin Seifun Group, Inc.	8,000	83
Nitto Denko Corp.	10,200	511
NOK Corp. (Ñ)	6,500	128
Nomura Holdings, Inc. (Ñ)	137,800	2,600
Nomura Research Institute, Ltd.	400	58

Non-U.S. Fund 41

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
NTN Corp. (Ñ)	7,000	63
NTT Data Corp.	8	40
NTT DoCoMo, Inc. (Ñ)	88	139
Okasan Holdings, Inc.	1,000	6
Omron Corp.	33,000	937
ORIX Corp. (Ñ)	3,210	929
Pacific Metals Co., Ltd.	3,000	29
Rakuten, Inc. (Ñ)	1,887	880
Resona Holdings, Inc. (Ñ)	52	142
Ricoh Co., Ltd.	131,000	2,675
Rinnai Corp. (Ñ)	3,800	114
Rohm Co., Ltd. (Ñ)	13,100	1,304
Sankyo Co., Ltd. (Ñ)	2,100	116
Sapporo Hokuyo Holdings, Inc.	13	126
Secom Co., Ltd.	200	10
Seino Holdings Corp.	5,000	47
Sekisui Chemical Co., Ltd.	76,300	608
Sekisui House, Ltd. (Ñ)	58,900	858
Seven & I Holdings Co., Ltd.	800	25
SFCG Co., Ltd.	1,475	229
Sharp Corp. (Ñ)	26,000	448
Shiga Bank, Ltd. (The)	3,000	19
Shimano, Inc. (Ñ)	1,400	41
Shin-Etsu Chemical Co., Ltd.	2,600	174
Shinsei Bank, Ltd.	303,500	1,785
Showa Shell Sekiyu KK	800	9
Sohgo Security Services Co., Ltd.	5,000	101
Sompo Japan Insurance, Inc.	13,000	159
Sony Corp. (Ñ)	5,300	227
Sumitomo Chemical Co., Ltd.	19,000	147
Sumitomo Corp.	3,500	52
Sumitomo Heavy Industries, Ltd.	6,000	63
Sumitomo Metal Industries, Ltd.	49,000	213
Sumitomo Mitsui Financial Group, Inc. (Ñ)	206	2,112
Sumitomo Realty & Development Co., Ltd. (Ñ)	35,000	1,123
Sumitomo Trust & Banking Co., Ltd. (The)	23,000	241
Suzuken Co., Ltd.	1,800	68
Suzuki Motor Corp.	35,000	988
Taiyo Nippon Sanso Corp.	4,000	36
Takeda Pharmaceutical Co., Ltd.	7,600	522
Takefuji Corp. (Ñ)	16,780	664
TDK Corp. (Ñ)	6,600	525
Tobu Railway Co., Ltd.	17,000	82
Tokai Rubber Industries, Inc.	2,600	44
Tokyo Electric Power Co., Inc. (The)	14,400	466
Tokyo Electron, Ltd. (Ñ)	1,100	87
Tokyo Gas Co., Ltd.	139,000	739
Tokyo Style Co., Ltd.	1,000	11
Tokyu Corp. (Ñ)	19,000	122
Tokyu Land Corp.	1,000	9
Toppan Printing Co., Ltd.	1,000	11
Toshiba Corp.	23,000	150
Toyo Seikan Kaisha, Ltd.	1,000	17
Toyobo Co., Ltd. (Ñ)	32,000	97
Toyoda Gosei Co., Ltd.	10,000	231
Toyota Motor Corp.	70,900	4,742
West Japan Railway Co.	21	90
Yamaha Corp.	1,800	38
Yamato Kogyo Co., Ltd.	600	15

		72,102

Mexico - 0.8%
America Movil SA de CV Series L	32,700	1,479
Coca-Cola Femsa SA de CV - ADR	10,790	410
Fomento Economico Mexicano SA de CV - ADR (Ñ)	6,600	764
Telefonos de Mexico SA de CV Series L	11,330	320

		2,973

Netherlands - 2.6%
ABN AMRO Holding NV	27,453	882
Aegon NV	33,874	646
ASML Holding NV (Æ)	40,570	1,009
CSM	2,991	115
Euronext NV	900	106
Hagemeyer NV (Æ)	50,903	258
Heineken Holding NV	2,816	114
Hunter Douglas NV	1,774	143
ING Groep NV	20,571	912
Koninklijke Ahold NV (Æ)	26,305	280
Koninklijke Philips Electronics NV	69,394	2,616
Mittal Steel Co. NV	2,208	93
Rodamco Europe NV	989	132
Royal KPN NV	17,750	252
Royal Numico NV	20,380	1,096
TNT NV	7,780	335
Unilever NV	16,645	455
Univar NV	1,082	61

		9,505

Norway - 0.1%
Telenor ASA	26,500	498

Russia - 0.2%
OAO Gazprom - ADR	15,750	725

42 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Singapore - 1.1%
CapitaLand, Ltd. (Ñ)	12,000	49
DBS Group Holdings, Ltd.	72,710	1,071
Fraser and Neave, Ltd.	31,000	91
Jardine Cycle & Carriage, Ltd.	8,000	77
Keppel Corp., Ltd.	3,000	34
NatSteel, Ltd.	10,000	10
Pacific Century Regional Developments, Ltd. (Æ)	102,000	23
SembCorp Industries, Ltd.	15,880	40
Singapore Airlines, Ltd.	8,000	91
Singapore Petroleum Co., Ltd.	12,000	34
Singapore Telecommunications, Ltd.	639,000	1,367
United Overseas Bank, Ltd.	77,200	977
United Overseas Land, Ltd.	21,000	59
Want Want Holdings, Ltd.	7,000	11
Wing Tai Holdings, Ltd.	12,000	18

		3,952

South Africa - 0.1%
Nedbank Group, Ltd.	25,400	484

South Korea - 1.3%
Korea Electric Power Corp. - ADR	17,460	397
KT Corp. - ADR (Ñ)	12,820	325
Samsung Electronics Co., Ltd.	5,330	3,513
SK Telecom Co., Ltd. - ADR (Ñ)	14,760	391

		4,626

Spain - 1.7%
Abengoa SA	8,044	295
Banco Bilbao Vizcaya Argentaria SA (Ñ)	65,669	1,581
Banco Santander Central Hispano SA	68,685	1,282
Corporacion Mapfre SA (Ñ)	105,165	475
Endesa SA (Ñ)	4,796	227
Gestevision Telecinco SA (Ñ)	17,914	510
Iberia Lineas Aereas de Espana	61,406	224
Obrascon Huarte Lain SA	700	22
Repsol YPF SA (Ñ)	18,165	628
Repsol YPF SA - ADR (Ñ)	6,779	234
Telefonica SA	31,817	677
Union Fenosa SA (Ñ)	3,837	190

		6,345

Sweden - 1.3%
D Carnegie & Co. AB	3,800	82
Electrolux AB	4,100	82
JM AB	9,800	238
Kungsleden AB	5,300	81

Lindex AB (Ñ)	15,000	192
Scania AB Class B (Æ)	600	42
Skandinaviska Enskilda Banken AB Class A	7,000	223
SKF AB Class B	18,400	340
Ssab Svenskt Staal AB Series A	17,100	406
Ssab Svenskt Staal AB Series B	3,400	77
Svenska Cellulosa AB Series B	9,180	479
Svenska Handelsbanken AB Series A	6,700	203
Swedish Match AB	56,600	1,058
Telefonaktiebolaget LM Ericsson Series B	245,180	990
TeliaSonera AB	29,500	242
Volvo AB Class B	2,200	152

		4,887

Switzerland - 9.2%
ABB, Ltd.	71,335	1,279
Actelion, Ltd. (Æ)	3,228	710
Ciba Specialty Chemicals AG	16,598	1,104
Clariant AG	27,150	407
Credit Suisse Group	21,564	1,509
Geberit AG	186	287
Georg Fischer AG	202	131
Givaudan SA	460	426
Julius Baer Holding AG	15,557	1,713
Kudelski SA	2,852	107
Logitech International SA (Æ)	70,322	2,029
Nestle SA	18,962	6,738
Nobel Biocare Holding AG	3,300	976
Novartis AG	27,090	1,562
Phonak Holding AG	2,182	174
Roche Holding AG	27,449	4,922
Sulzer AG	218	248
Swatch Group AG	17,531	784
Swiss Reinsurance	34,350	2,920
Swisscom AG	1,235	467
Syngenta AG (Æ)	1,962	365
UBS AG	84,212	5,118
Zurich Financial Services AG	611	164

		34,140

Taiwan - 0.5%
HON HAI Precision Industry Co., Ltd.	184,400	1,316
United Microelectronics Corp. - ADR (Ñ)	142,914	499

		1,815

Non-U.S. Fund 43

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Thailand - 0.2%
Bangkok Bank PCL	168,900	548

United Kingdom - 19.9%
3i Group PLC	969	19
Admiral Group PLC	11,019	237
Alliance Boots PLC	107,429	1,762
Amvescap PLC	3,339	39
Anglo American PLC	16,576	808
ARM Holdings PLC	306,655	755
AstraZeneca PLC	5,142	276
Aviva PLC	41,264	664
Barclays PLC	22,493	321
Berkeley Group Holdings PLC (Æ)	4,051	136
BG Group PLC	66,944	908
BHP Billiton PLC	96,219	1,761
BP PLC	250,320	2,781
Bradford & Bingley PLC	224	2
British Airways PLC (Æ)	37,286	385
British American Tobacco PLC	8,538	239
British Energy Group PLC (Æ)	24,924	265
British Land Co. PLC	26,501	889
Brixton PLC	936	11
BT Group PLC	120,732	713
Cadbury Schweppes PLC	67,658	724
Carnival PLC	6,235	316
Carphone Warehouse Group PLC (Ñ)	171,271	1,053
Centrica PLC	114,806	797
Charter PLC (Æ)	17,929	318
Compass Group PLC	6,023	34
Corus Group PLC	1,075	11
Davis Service Group PLC	9,300	92
De La Rue PLC	11,562	146
Debenhams PLC New	328,005	1,219
Diageo PLC	111,269	2,184
easyJet PLC (Æ)	1,402	17
EMI Group PLC	229,968	1,193
Firstgroup PLC	36,041	406
Friends Provident PLC	96,700	411
Galiform PLC	4,040	11
Gallaher Group PLC	2,152	48
GlaxoSmithKline PLC	185,415	4,879
Great Portland Estates PLC	902	12
Hammerson PLC	342	11
HBOS PLC	72,302	1,603
HMV Group PLC	24,917	70
Home Retail Group	49,427	397
HSBC Holdings PLC	132,756	2,420
HSBC Holdings PLC (Ñ)	2,400	44
Inchcape PLC	39,272	389
Invensys PLC (Æ)	19,963	108
Investec PLC	167	2
ITV PLC	3,341	7
J Sainsbury PLC	54,290	435
Kazakhmys PLC New	460	10
Kesa Electricals PLC	216,122	1,436
Ladbrokes PLC	155,206	1,271
Land Securities Group PLC	4,351	198
Legal & General Group PLC	128,157	395
Liberty International PLC	78	2
Lloyds TSB Group PLC	73,979	828
Man Group PLC	128,952	1,320
Next PLC	40,789	1,438
Old Mutual PLC	118,560	404
Pearson PLC	31,491	476
Premier Farnell PLC	17,297	67
Reckitt Benckiser PLC	97,826	4,471
Reed Elsevier PLC	77,100	846
Rentokil Initial PLC	295,490	959
Resolution PLC	815	10
RHM PLC New	263	2
Rio Tinto PLC	11,583	616
Rolls-Royce Group PLC	17,353	152
Royal & Sun Alliance Insurance Group PLC	144,112	430
Royal Bank of Scotland Group PLC	53,311	2,080
Royal Dutch Shell PLC Royal Dutch Shell PLC Class A	113	3,957
Royal Dutch Shell PLC Class B	17,174	602
SABMiller PLC	41,251	949
Scottish & Southern Energy PLC	4,184	127
Scottish Power PLC	6,492	95
Smiths Group PLC	103,232	2,004
Standard Chartered PLC	8,724	255
Standard Life PLC New (Æ)	6,347	37
Tesco PLC	676,636	5,359
Trinity Mirror PLC	93,690	861
Unilever PLC	63,036	1,762
Vodafone Group PLC	878,782	2,435
William Hill PLC	186,757	2,311
Wilson Bowden PLC	46	2
WPP Group PLC	140,501	1,900
Xstrata PLC	22,388	1,118

		73,513

United States - 0.2%
Synthes, Inc.	4,846	578

Total Common Stocks (cost $275,656)		338,542

44 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Preferred Stocks - 0.2%
Germany - 0.2%
Volkswagen AG	7,199	537

Italy - 0.0%
Unipol SpA	43,298	140

Total Preferred Stocks (cost $654)		677

	Notional Amount $
Options Purchased - 0.1%
Belgium - 0.1%
Bel 20 Index Futures Jan 2007 4,306.38 (EUR) Call (31)	1,762	241

Hong Kong - 0.0%
Hang Seng Index Futures Jan 2007 19,406.28 (HKD) Call (19)	2,370	137

Switzerland - 0.0%
Swiss Market Index Futures Mar 2007 8,667.21 (CHF) Put (10)	711	41

Total Options Purchased (cost $306)		419

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 7.5%
United States - 7.5%
Russell Investment Company Money Market Fund	25,707,000	25,707
United States Treasury Bills (ž)(§)
4.928% due 03/15/07	700	692
4.973% due 03/15/07	1,500	1,480

Total Short-Term Investments (cost $27,885)		27,879

Other Securities - 17.0%
State Street Securities Lending Quality Trust (×)	62,768,818	62,769

Total Other Securities (cost $62,769)		62,769

Total Investments - 116.3%
(identified cost $367,270)		430,286
Other Assets and Liabilities, Net - (16.3%)		(60,402)

Net Assets - 100.0%		369,884

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 45

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
AEX Index (Netherlands) expiration date 01/07 (52)	6,811	146
CAC-40 Index (France) expiration date 01/07 (38)	2,782	7
DAX Index (Germany) expiration date 03/07 (24)	5,263	41
EUR STOXX 50 Index (EMU) expiration date 03/07 (90)	4,933	4
FTSE-100 Index (UK) expiration date 03/07 (40)	4,866	(37)
IBEX Plus Indes (Spain) expiration date 01/07 (1)	186	(1)
TOPIX Index (Japan) expiration date 03/07 (98)	13,838	449

Short Positions
CAC-40 Index (France) expiration date 01/07 (12)	879	(16)
FTSE-100 Index (UK) expiration date 03/07 (49)	5,961	(26)
MIB-30 (Italy) expiration date 03/07 (12)	3,304	(42)
OMX S30 Index (Sweden) expiration date 01/07 (162)	2,731	(33)
SPI 200 Index (Australia) expiration date 03/07 (38)	4,228	(41)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)		451

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Belgium
Bel 20 Index Futures Jan 2007 4,306.38 (EUR) Put (31)	1,762	(205)

Hong Kong
Hang Seng Index Futures Jan 2007 19,406.28 (HKD) Put (19)	2,370	(61)

Switzerland
Swiss Market Index Futures Mar 2007 8,667.21 (CHF) Call (10)	711	(51)

Total Liability for Options Written (premiums received $ 306)		(317)

See accompanying notes which are an integral part of the financial statements.

46 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 146	AUD 187	03/21/07	1
USD 466	AUD 597	03/21/07	4
USD 579	AUD 742	03/21/07	6
USD 883	AUD 1,131	03/21/07	8
USD 2,139	AUD 2,742	03/21/07	20
USD 67	CHF 81	03/21/07	—
USD 282	CHF 340	03/21/07	(1)
USD 1,200	CHF 1,446	03/21/07	(5)
USD 2,921	CHF 3,519	03/21/07	(12)
USD 5,670	CHF 6,824	03/21/07	(28)
USD 6,395	CHF 7,702	03/21/07	(27)
USD 46	DKK 263	03/21/07	—
USD 79	DKK 444	03/21/07	—
USD 135	EUR 103	01/02/07	—
USD 3	EUR 2	01/04/07	—
USD 267	EUR 200	03/20/07	(2)
USD 402	EUR 300	03/20/07	(4)
USD 659	EUR 500	03/20/07	3
USD 664	EUR 500	03/20/07	(1)
USD 668	EUR 500	03/20/07	(6)
USD 1,335	EUR 1,000	03/20/07	(10)
USD 2,736	EUR 2,050	03/20/07	(20)
USD 7,224	EUR 5,500	03/20/07	63
USD 7,342	EUR 5,500	03/20/07	(55)
USD 10,942	EUR 8,200	03/20/07	(78)
USD 2,182	EUR 1,652	03/21/07	6
USD 4,018	EUR 3,043	03/21/07	14
USD 6,040	EUR 4,574	03/21/07	20
USD 200	GBP 102	01/02/07	—
USD 392	GBP 200	03/20/07	—
USD 393	GBP 200	03/20/07	(1)
USD 491	GBP 250	03/20/07	(1)
USD 588	GBP 300	03/20/07	(1)
USD 789	GBP 400	03/20/07	(5)
USD 1,572	GBP 800	03/20/07	(5)
USD 3,904	GBP 2,000	03/20/07	13
USD 5,305	GBP 2,700	03/20/07	(17)
USD 7,268	GBP 3,700	03/20/07	(21)
USD 1,138	GBP 580	03/21/07	(2)
USD 2,842	GBP 1,449	03/21/07	(4)
USD 2,849	GBP 1,452	03/21/07	(5)
USD 3,299	GBP 1,682	03/21/07	(4)
USD 5,937	GBP 3,026	03/21/07	(10)
USD 13	HKD 103	03/21/07	—
USD 48	HKD 368	03/21/07	—
USD 79	HKD 613	03/21/07	—
USD 105	HKD 816	03/21/07	—
USD 424	JPY 50,000	03/20/07	1
USD 432	JPY 50,000	03/20/07	(8)
USD 641	JPY 75,000	03/20/07	(4)
USD 1,318	JPY 150,000	03/20/07	(44)
USD 1,759	JPY 200,000	03/20/07	(61)
USD 2,460	JPY 280,000	03/20/07	(82)
USD 4,285	JPY 500,000	03/20/07	(39)
USD 7,381	JPY 840,000	03/20/07	(246)
USD 111	JPY 12,896	03/22/07	(1)
USD 68	SEK 462	03/21/07	—
USD 2,665	SEK 18,237	03/21/07	13
USD 2,835	SEK 19,429	03/21/07	17
USD 4,619	SEK 31,643	03/21/07	27
USD 5,170	SEK 35,389	03/21/07	25
USD 33	SGD 51	03/21/07	—
USD 35	SGD 54	03/21/07	—
USD 802	SGD 1,231	03/21/07	4
USD 1,084	SGD 1,663	03/21/07	4
USD 1,428	SGD 2,191	03/21/07	6
USD 4,129	SGD 6,336	03/21/07	19
AUD 54	USD 42	03/21/07	—
AUD 328	USD 257	03/21/07	(1)
AUD 813	USD 635	03/21/07	(5)
AUD 826	USD 645	03/21/07	(6)
AUD 1,094	USD 854	03/21/07	(8)
AUD 4,244	USD 3,315	03/21/07	(28)
CAD 3	USD 3	01/02/07	—
CHF 2,386	USD 1,980	03/21/07	8
CHF 11,469	USD 9,523	03/21/07	40
DKK 41	USD 7	03/21/07	—
DKK 59	USD 10	03/21/07	—
DKK 258	USD 46	03/21/07	—
DKK 799	USD 141	03/21/07	—
EUR 150	USD 197	01/02/07	(1)
EUR 13	USD 18	01/02/07	—
EUR 16	USD 21	01/03/07	—
EUR 139	USD 183	01/03/07	(1)
EUR 13	USD 18	01/03/07	—
EUR 300	USD 398	03/20/07	1

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 47

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
EUR 500	USD 668	03/20/07	5
EUR 900	USD 1,202	03/20/07	9
EUR 7,200	USD 9,611	03/20/07	72
EUR 8,700	USD 11,520	03/20/07	(7)
EUR 53	USD 70	03/21/07	—
EUR 239	USD 315	03/21/07	(1)
EUR 846	USD 1,117	03/21/07	(4)
EUR 5,315	USD 7,019	03/21/07	(23)
EUR 5,699	USD 7,528	03/21/07	(22)
GBP 40	USD 78	01/02/07	—
GBP 21	USD 42	01/02/07	—
GBP 52	USD 103	01/03/07	—
GBP 5	USD 9	01/03/07	—
GBP 41	USD 81	01/04/07	—
GBP 270	USD 530	03/20/07	1
GBP 600	USD 1,178	03/20/07	3
GBP 3,300	USD 6,497	03/20/07	34
GBP 3,600	USD 7,073	03/20/07	22
GBP 129	USD 253	03/21/07	—
GBP 286	USD 562	03/21/07	2
GBP 1,132	USD 2,220	03/21/07	4
GBP 4,984	USD 9,777	03/21/07	16
HKD 218	USD 28	01/02/07	—
HKD 179	USD 23	01/02/07	—
HKD 376	USD 49	03/21/07	—
HKD 776	USD 100	03/21/07	—
JPY 30,000	USD 263	03/20/07	9
JPY 45,000	USD 395	03/20/07	13
JPY 150,000	USD 1,320	03/20/07	46
JPY 250,000	USD 2,197	03/20/07	73
JPY 870,000	USD 7,450	03/20/07	62
JPY 9,458	USD 81	03/22/07	1
JPY 13,588	USD 117	03/22/07	1
JPY 58,431	USD 502	03/22/07	6
JPY 68,279	USD 583	03/22/07	3
JPY 74,537	USD 640	03/22/07	7
JPY 114,241	USD 981	03/22/07	10
JPY 262,233	USD 2,253	03/22/07	25
JPY 321,403	USD 2,762	03/22/07	32
JPY 620,586	USD 5,330	03/22/07	59
SEK 1,388	USD 203	03/21/07	(1)
SEK 2,585	USD 377	03/21/07	(2)
SEK 9,725	USD 1,420	03/21/07	(7)
SEK 16,385	USD 2,391	03/21/07	(14)
SGD 95	USD 62	03/21/07	—
SGD 120	USD 78	03/21/07	—
SGD 1,736	USD 1,132	03/21/07	(5)
SGD 1,887	USD 1,230	03/21/07	(6)
SGD 2,052	USD 1,338	03/21/07	(6)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts			(120)

Index Swap Contracts

Fund Receives Underlying Security	Counter Party	Notional Amount	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
MSCI Belgium Local Net Total Return Index	Merrill Lynch	EUR 949	1 Month EUR LIBOR plus 0.15%	06/20/07	—
MSCI Belgium Local Net Total Return Index	Merrill Lynch	EUR 288	1 Month EUR LIBOR plus 0.15%	09/19/07	—

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					—

See accompanying notes which are an integral part of the financial statements.

48 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Industry Diversification (Unaudited)	% of Net Assets	Market Value $
Auto and Transportation	6.0	22,338
Consumer Discretionary	10.8	39,910
Consumer Staples	10.0	37,036
Financial Services	21.7	80,232
Health Care	6.4	23,547
Integrated Oils	4.6	17,025
Materials and Processing	10.8	40,211
Miscellaneous	1.1	3,884
Other Energy	0.5	1,900
Producer Durables	6.7	24,846
Technology	5.6	20,563
Utilities	7.5	27,727
Options Purchased	0.1	419
Short-Term Investments	7.5	27,879
Other Securities	17.0	62,769

Total Investments	116.3	430,286
Other Assets and Liabilities, Net	(16.3)	(60,402)

Net Assets	100.0	369,884

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $
Africa	0.1	484
Asia	7.0	26,007
Europe	41.5	153,351
Japan	19.5	72,102
Latin America	2.0	7,400
Middle East	0.1	537
Other Regions	9.2	34,123
United Kingdom	19.9	73,513
Other Securities	17.0	62,769

Total Investments	116.3	430,286
Other Assets and Liabilities, Net	(16.3)	(60,402)

Net Assets	100.0	369,884

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 49

Russell Investment Funds

Non-U.S. Fund

Presentation of Portfolio Holdings — December 31, 2006 (Unaudited)

Categories	% of Net Assets
Australia	2.7
Austria	0.6
Belgium	0.8
Bermuda	0.7
Brazil	0.3
Canada	1.5
Cayman Island	0.2
Denmark	0.3
Finland	0.9
France	13.1
Germany	6.4
Greece	0.2
Hong Kong	1.1
Indonesia	0.2
Ireland	0.6
Israel	0.1
Italy	3.1
Japan	19.5
Mexico	0.8
Netherlands	2.6
Norway	0.1
Russia	0.2
Singapore	1.1
South Africa	0.1
South Korea	1.3
Spain	1.7
Sweden	1.3
Switzerland	9.2
Taiwan	0.5
Thailand	0.2
United Kingdom	19.9
United States	0.2
Preferred Stocks	0.2
Options Purchased	0.1
Short-Term Investments	7.5
Other Securities	17.0

Total Investments	116.3
Other Assets and Liabilities Net	(16.3)

	100.0

Futures Contracts	0.1
Options Written	(0.1)
Foreign Currency Exchange Contracts	(—	)*
Index Swap Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

50 Non-U.S. Fund

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Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion — December 31, 2006 (Unaudited)

Real Estate Securities Fund

Periods Ended 12/31/06	Total Return
1 Year	35.84%
5 Years	24.13	%§
Inception*	18.81	%§

FTSE NAREIT Equity REITs**

Periods Ended 12/31/06	Total Return
1 Year	35.06%
5 Years	23.20	%§
Inception*	18.76	%§

52 Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

The Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s manager, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund’s Board of Trustees (the “Board”) without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2006?

For the fiscal year ended December 31, 2006, the Real Estate Securities Fund gained 35.84%. This compared to the FTSE NAREIT Equity REITs Index, which gained 35.06% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper® Real Estate Funds Average returned 34.30%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

During 2006, the money managers positioned the Fund to capitalize on improving real estate market fundamentals. The largest overweight positions were in sectors with strong earnings growth: lodging/resorts, regional malls, apartments, office and industrial. As more fully described below, sector positioning was a positive contributor to the Fund’s performance during the fiscal year.

The Fund maintained a primary focus on the larger capitalization and more liquid REITs during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this positioning.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that they believe are mispriced relative to underlying real estate net asset value. AEW’s portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year due to strong stock selection and sector selection. Stock selection was strongest in the regional malls and diversified sectors. This was partially offset by weak stock selection in the specialty sector. Sector selection was also positive as an overweight position in the apartments sector and underweight positions in the specialty, manufactured homes and freestanding retail sectors boosted performance. This was partially offset by an overweight position in the underperforming mixed industrial/office sector and an underweight position in the outperforming health care sector.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the office, specialty, regional malls and diversified sectors. Positive sector selection was driven by an overweight position in the office sector and an underweight position in the specialty sector. An overweight position in the regional malls sector partially offset these positive effects.

RREEF America, L.L.C.’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from both stock selection and sector selection. Stock selection was strongest in the office, regional malls, apartments and diversified sectors. This was partially offset by weaker stock selection in the shopping centers and health care sectors. Sector selection was positive, driven by underweight positions in the specialty and mixed industrial/office sectors.

Heitman Real Estate Securities, LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that they believe have attractive valuations relative to growth prospects. Heitman underperformed the benchmark during the fiscal year. Overall, Heitman’s stock selection was a negative contributor to performance, particularly in the office, apartments and self storage sectors. Favorable stock selection in the regional malls sector partially offset these adverse effects.

Describe any changes to the Fund’s structure or the money manager line-up.

Heitman’s target weight was increased.

Real Estate Securities Fund 53

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

Money Managers as of December 31, 2006	Styles
AEW Management and Advisors, L.P.	Value
Heitman Real Estate Securities, LLC	Growth
INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division	Market-Oriented
RREEF America, L.L.C.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any (RIF) Fund.

*	The Fund commenced operations on April 30, 1999.
**	FTSE NAREIT Equity REITS Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is a 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

54 Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Shareholder Expense Example — December 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2006	$1,000.00	$1,000.00
Ending Account Value
December 31, 2006	$1,191.90	$1,020.67
Expenses Paid During Period*	$4.97	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser.

Real Estate Securities Fund 55

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 96.4%
Apartments - 18.6%
American Campus Communities, Inc. (ö)	16,500	470
Apartment Investment & Management Co. Class A (ö)	111,825	6,264
Archstone-Smith Trust (ö)(Ñ)	514,122	29,927
AvalonBay Communities, Inc. (ö)	202,850	26,381
BRE Properties, Inc. Class A (ö)(Ñ)	50,700	3,297
Camden Property Trust (ö)	108,000	7,976
Equity Residential (ö)(Ñ)	395,000	20,046
Essex Property Trust, Inc. (ö)(Ñ)	71,700	9,267
GMH Communities Trust (ö)(Ñ)	235,600	2,391
Home Properties, Inc. (ö)	19,800	1,174
Mid-America Apartment Communities, Inc. (ö)	34,900	1,998
United Dominion Realty Trust, Inc. (ö)(Ñ)	219,200	6,968

		116,159

Diversified - 6.2%
Colonial Properties Trust (ö)	44,100	2,067
iStar Financial, Inc. (ö)	35,500	1,698
Spirit Finance Corp. (ö)	78,000	973
Vornado Realty Trust (ö)	282,564	34,331

		39,069

Free Standing Retail - 0.2%
Realty Income Corp. (ö)(Ñ)	37,500	1,039

Health Care - 4.5%
Health Care Property Investors, Inc. (ö)(Ñ)	166,800	6,142
Health Care REIT, Inc. (ö)(Ñ)	72,750	3,129
Healthcare Realty Trust, Inc. (ö)(Ñ)	53,800	2,127
LTC Properties, Inc. (ö)(Ñ)	63,650	1,738
Nationwide Health Properties, Inc. (ö)	219,750	6,640
Omega Healthcare Investors, Inc. (ö)	80,800	1,432
Ventas, Inc. (ö)	159,300	6,742

		27,950

Industrial - 7.0%
AMB Property Corp. (ö)	169,300	9,923
DCT Industrial Trust, Inc. (ö)	111,200	1,312
EastGroup Properties, Inc. (ö)	42,700	2,287
First Potomac Realty Trust (ö)	40,600	1,182
ProLogis (ö)	479,500	29,139

		43,843

Lodging/Resorts - 8.4%
Ashford Hospitality Trust, Inc. (ö)	57,000	710
DiamondRock Hospitality Co. (ö)	136,050	2,450
FelCor Lodging Trust, Inc. (ö)(Ñ)	59,800	1,306
Hilton Hotels Corp.	240,850	8,406
Hospitality Properties Trust (ö)	18,100	860
Host Hotels & Resorts, Inc. (ö)(Ñ)	1,043,663	25,622
LaSalle Hotel Properties (ö)(Ñ)	73,350	3,363
Starwood Hotels & Resorts Worldwide, Inc. (ö)	153,130	9,571

		52,288

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (ö)(Ñ)	51,350	2,795

Mixed Industrial/Office - 1.7%
Duke Realty Corp. (ö)	23,200	949
Liberty Property Trust (ö)(Ñ)	159,200	7,823
PS Business Parks, Inc. (ö)	27,500	1,944

		10,716

Office - 17.4%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	66,900	6,717
American Financial Realty Trust (ö)(Ñ)	100,200	1,146
BioMed Realty Trust, Inc. (ö)	82,400	2,357
Boston Properties, Inc. (ö)	260,000	29,089
Brandywine Realty Trust (ö)(Ñ)	186,986	6,217
Brookfield Properties Corp.	155,700	6,124
Corporate Office Properties Trust (ö)(Ñ)	38,500	1,943
Douglas Emmett, Inc. (ö)(Ñ)	39,500	1,050
Equity Office Properties Trust (ö)	422,850	20,369
Highwoods Properties, Inc. (ö)	79,000	3,220
HRPT Properties Trust (ö)	164,000	2,025
Kilroy Realty Corp. (ö)	72,200	5,632
Mack-Cali Realty Corp. (ö)(Ñ)	47,300	2,412
Maguire Properties, Inc. (ö)	21,600	864
Parkway Properties, Inc. (ö)(Ñ)	11,700	597
SL Green Realty Corp. (ö)	144,850	19,233

		108,995

Regional Malls - 14.4%
CBL & Associates Properties, Inc. (ö)	31,900	1,383
General Growth Properties, Inc. (ö)	212,700	11,109
Macerich Co. (The) (ö)	203,000	17,574
Simon Property Group, Inc. (ö)	493,050	49,941
Taubman Centers, Inc. (ö)	195,950	9,966

		89,973

56 Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Self Storage - 5.1%
Extra Space Storage, Inc. (ö)	159,200	2,907
Public Storage, Inc. (ö)	266,749	26,008
Sovran Self Storage, Inc. (ö)	25,400	1,455
U-Store-It Trust (ö)	69,600	1,430

		31,800

Shopping Centers - 10.6%
Cedar Shopping Centers, Inc. (ö)	32,400	515
Developers Diversified Realty Corp. (ö)(Ñ)	231,300	14,560
Federal Realty Investors Trust (ö)(Ñ)	194,500	16,533
Kimco Realty Corp. (ö)(Ñ)	185,900	8,356
Kite Realty Group Trust (ö)	40,900	762
Regency Centers Corp. (ö)(Ñ)	282,600	22,091
Tanger Factory Outlet Centrs (ö)	46,550	1,819
Weingarten Realty Investors (ö)(Ñ)	39,100	1,803

		66,439

Specialty - 1.9%
Digital Realty Trust, Inc. (ö)	278,500	9,533
Plum Creek Timber Co., Inc. (ö)	55,000	2,192

		11,725

Total Common Stocks
(cost $375,046)		602,791

Short-Term Investments - 3.2%
Russell Investment Company Money Market Fund	19,676,000	19,676

Total Short-Term Investments
(cost $19,676)		19,676

Other Securities - 12.6%
State Street Securities Lending Quality Trust (x)	79,066,361	79,066

Total Other Securities
(cost $79,066)		79,066

Total Investments - 112.2%
(identified cost $473,788)		701,533
Other Assets and Liabilities, Net - (12.2%)		(76,056)

Net Assets - 100.0%		625,477

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund 57

Russell Investment Funds

Real Estate Securities Fund

Presentation of Portfolio Holdings — December 31,2006 (Unaudited)

Categories	% of Net Assets
Apartments	18.6
Diversified	6.2
Free Standing Retail	0.2
Health Care	4.5
Industrial	7.0
Lodging/Resorts	8.4
Manufactured Homes	0.4
Mixed Industrial/Office	1.7
Office	17.4
Regional Malls	14.4
Self Storage	5.1
Shopping Centers	10.6
Specialty	1.9
Short-Term Investments	3.2
Other Securities	12.6

Total Investments	112.2
Other Assets and Liabilities, Net	(12.2)

100.0

See accompanying notes which are an integral part of the financial statements.

58 Real Estate Securities Fund

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Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion — December 31, 2006 (Unaudited)

Core Bond Fund

Periods Ended 12/31/06	Total Return
1 Year	3.72%
5 Years	5.05	%§
Inception*	5.88	%§

Lehman Brothers Aggregate Bond Index**

Periods Ended 12/31/06	Total Return
1 Year	4.33%
5 Years	5.06	%§
Inception*	6.29	%§

60 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

The Core Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s manager, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund’s Board of Trustees (the “Board”) without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2006?

For the fiscal year ended December 31, 2006, the Core Bond Fund gained 3.72%. This compared to its benchmark the Lehman Brothers Aggregate Bond Index, which gained 4.33%. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper® BBB Rated Corp Debt Funds Average returned 3.74%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Federal Reserve’s target interest rate decisions were among the most notable market movers of 2006. Ever adapting responses of the Treasury yield curve to newly-released economic data created a challenging active management environment. In order to add value through duration and/or yield curve strategies in 2006, managers had to time their positioning precisely.

The year was characterized by tight spreads coupled with a market reach for yield. Spread sectors (such as corporate and mortgage sectors) benefited from this trend with additional returns accruing to higher risk portions of the market. The Fund’s exposure to emerging market debt and high yield debt contributed positively to performance as these sectors benefited from general market trends, as well as strong commodity pricing and credit rating upgrades.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Duration and yield curve management detracted slightly from the Fund’s performance. Both Bear Stearns Asset Management, Inc. and Pacific Investment Management Co., LLC (PIMCO) began the year long duration, which detracted from performance during the first two quarters as the yield curve shifted up. The addition of Goldman Sachs Asset Management, L.P. as a money manager in the Fund added a short duration perspective to the Fund’s multi-manager lineup. The third quarter gains by Bear Stearns and PIMCO were offset by Goldman Sachs’ diverging view on duration. Bear Stearns moved to a shorter duration position by the end of the year, which proved beneficial as the yield curve shifted up in the final quarter. Overall, the managers’ duration positioning detracted slightly from performance in this difficult active management environment.

The Fund performed best in the mortgage sector. From a sector perspective, mortgages outperformed equivalent-duration Treasuries for the year. Even during periods when the sector underperformed, however, the Fund’s money managers added value through strong security selection.

The Fund continued to be defensively positioned with respect to extended sectors (such as emerging markets and high yield sectors) in the face of historically low spreads. That being said, the money managers’ modest exposure overweight to high yield and emerging market debt contributed positively to performance as well.

Investment in Treasury Inflation-Protected Securities (TIPS) detracted from performance for the government sector over the year. Economic data showed that inflation continued to be contained—while stretching the Fed’s comfort level—which was detrimental to TIPS’ performance.

Describe any changes to the Fund’s structure or the money manager line-up.

Goldman Sachs was added as a money manager of the Fund on June 1, 2006 and the allocations to Bear Stearns and PIMCO were decreased.

Core Bond Fund 61

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion, continued — December 31, 2006 (Unaudited)

Money Managers as of December 31, 2006	Styles
Bear Stearns Asset Management, Inc.	Broad Market-Sector Rotation
Goldman Sachs Asset Management, L.P.	Market-Oriented
Pacific Investment Management Company, LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any (RIF) Fund.

*	The Fund commenced operations on January 2, 1997.
**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

62 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Shareholder Expense Example — December 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2006	$1,000.00	$1,000.00
Ending Account Value
December 31, 2006	$1,045.30	$1,021.73
Expenses Paid During Period*	$3.56	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Core Bond Fund 63

Russell Investment Funds

Core Bond Fund

Schedule of Investments —  December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 94.6%
Asset-Backed Securities - 4.7%
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2 5.620% due 07/25/34	60	60
ACE Securities Corp. (Ê)
Series 2005-SD3 Class A 5.720% due 08/25/45	364	364
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2 6.970% due 01/25/34	110	111
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1 6.745% due 02/25/33	90	90
Series 2004-R10 Class A5 5.710% due 11/25/34	46	46
Series 2004-R8 Class A5 5.690% due 09/25/34	138	138
Argent Securities, Inc. (Ê)
Series 2005-W4 Class A2A 5.460% due 02/25/36	81	81
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3 5.865% due 02/28/41	190	190
Citifinancial Mortgage Securities, Inc.
Series 2003-4 Class AF3 3.221% due 10/25/33	3	3
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3 3.989% due 02/25/31	57	57
Series 2004-BC1 Class M1 (Ê) 5.820% due 02/25/34	105	105
Series 2006-11 Class 1AF4 6.300% due 09/25/46	170	173
Countrywide Home Equity Loan Trust (Ê)
Series 2006-H Class 2A1B 5.489% due 11/15/36	928	928
Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB1 Class AF2 4.088% due 12/25/35	47	46
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-FF1 Class A3 5.370% due 11/25/36	291	292
Fremont Home Loan Trust (Ê)
Series 2006-A Class 2A1 5.370% due 05/25/36	142	142
GSAA Home Equity Trust
Series 2006-4 Class 1A2 5.977% due 03/25/36	273	273
GSAA Trust (Ê)
Series 2006-2 Class 2A3 5.590% due 12/25/35	320	321
GSAMP Trust (Ê)
Series 2003-HE2 Class M1 5.970% due 08/25/33	175	175
Series 2004-SEA Class A2A 5.610% due 03/25/34	107	107
Heritage Property Investment Trust (ö)
5.125% due 04/15/14	150	146
Home Equity Asset Trust (Ê)
Series 2003-5 Class M1 6.020% due 12/25/33	265	265
Series 2005-2 Class 2A2 5.520% due 07/25/35	134	135
HSI Asset Securitization Corp. Trust (Ê)
Series 2006-HE2 Class 2A1 5.383% due 12/25/36	99	99
Indymac Residential Asset Backed Trust (Ê)
Series 2006-H2 Class A 5.470% due 06/28/36	579	579
Lehman XS Trust (Ê)
Series 2005-1 Class 2A2 4.660% due 07/25/35	157	157
Series 2006-16N Class A1A 5.400% due 11/25/46	285	285
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1 5.600% due 10/25/34	47	47
Series 2006-9 Class 2A1 5.380% due 10/25/36	938	938
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2 6.970% due 08/25/33	57	57
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3 7.420% due 09/25/33	52	53
Series 2006-HE7 Class A2A 5.370% due 09/25/36	934	934
Morgan Stanley Mortgage Loan Trust
Series 2006-12X Class A6A 5.726% due 10/25/36	145	145

64 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2 5.850% due 02/25/35	215	216
NWA Trust (Ø)
Series 1995-2 Class A 9.250% due 06/21/14	132	139
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2 7.020% due 04/25/33	63	63
Series 2003-3 Class M3 7.320% due 06/25/33	45	46
Series 2003-4 Class M2 6.970% due 07/25/33	77	78
Park Place Securities, Inc. (Ê)
Series 2005-WCW Class M1 5.770% due 09/25/35	210	211
Parker Hannifin Employee Stock Ownership Trust (Å)
6.340% due 07/15/08	111	111
Popular ABS Mortgage Pass-Through Trust
Series 2005-1 Class AF2 3.914% due 05/25/35	26	26
Series 2005-6 Class A3 5.680% due 01/25/36	230	229
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1 5.357% due 05/25/35	80	79
Series 2005-2 Class AF4 4.934% due 08/25/35	85	84
Series 2006-1 Class AF6 5.746% due 05/25/36	175	177
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A 5.980% due 12/25/33	205	207
Residential Asset Securities Corp.
Series 2003-KS1 Class M2 (Ê) 7.070% due 01/25/33	44	44
Series 2003-KS2 Class MI1 4.800% due 04/25/33	450	440
Series 2003-KS2 Class MI3 6.100% due 04/25/33	250	248
Series 2006-KS9 Class AI1 (Ê) 5.390% due 11/25/36	288	288
SBI Heloc Trust (Ê)(Þ)
Series 2006-1A Class 1A2A 5.490% due 08/25/36	183	183
SLM Student Loan Trust (Ê)
Series 2006-9 Class A1 5.345% due 10/25/12	700	700
Small Business Administration
Series 2000-P10 Class 1 7.449% due 08/01/10	10	10
Soundview Home Equity Loan Trust
Series 2006-WF1 Class A2 5.645% due 10/25/36	290	290
Structured Asset Investment Loan Trust (Ê)
Series 2005-3 Class M2 5.760% due 04/25/35	120	120
Structured Asset Securities Corp.
Series 2004-19X Class A2 4.370% due 10/25/34	365	361
Series 2006-BC3 Class A2 (Ê) 5.370% due 10/25/36	278	278
Tenaska Alabama II Partners, LP (Þ)
6.125% due 03/30/23	—	—
Wells Fargo Home Equity Trust (Ê)(Þ)
Series 2005-4 Class AI1 5.440% due 12/25/35	240	240

		12,410

Certificates of Deposit - 0.3%
BNP Paribas (ž)
5.263% due 05/28/08	200	200
Fortis Bank (ž)
5.265% due 04/28/08	400	400
Nordea Bank Finland PLC (ž)
5.308% due 05/28/08	200	200

		800

Corporate Bonds and Notes - 14.0%
Abbey National Treasury Services PLC (Ê)
Series YCD 5.276% due 07/02/08	500	500
Abbott Laboratories
5.600% due 05/15/11	165	167
5.875% due 05/15/16	80	82
Ace Capital Trust II (Ñ)
9.700% due 04/01/30	175	240
Alamosa Delaware, Inc.
8.500% due 01/31/12	100	106
Allied Waste North America, Inc.
Series B 7.125% due 05/15/16	90	89

Core Bond Fund 65

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Altria Group, Inc. (Ñ)
7.750% due 01/15/27	25	30
American Casino & Entertainment Properties LLC
7.850% due 02/01/12	175	179
American Electric Power Co., Inc.
Series C 5.375% due 03/15/10	35	35
American Express Bank (Ê)
Series BKNT 5.350% due 10/16/08	300	300
American General Finance Corp.
4.875% due 05/15/10	225	222
American International Group, Inc.
4.700% due 10/01/10	130	128
5.375% due 10/18/11	170	171
5.050% due 10/01/15 (Ñ)	130	126
American RE Corp. (Ñ)
Series B 7.450% due 12/15/26	250	285
Americo Life, Inc. (Þ)
7.875% due 05/01/13	75	75
AmerUs Group Co.
5.950% due 08/15/15	150	156
Anadarko Petroleum Corp.
5.950% due 09/15/16	205	205
ANZ Capital Trust (ƒ)(Þ)
4.484% due 12/31/49	225	219
Arizona Public Service Co.
5.800% due 06/30/14	100	100
6.250% due 08/01/16	125	128
AT&T, Inc.
5.100% due 09/15/14	45	44
4.214% due 06/05/21 (Þ)	300	298
Aztar Corp.
7.875% due 06/15/14	165	179
BAE Systems Holdings, Inc. (Þ)
6.400% due 12/15/11	330	341
Ball Corp.
6.625% due 03/15/18	185	184
Bank of America Corp.
5.875% due 02/15/09	80	81
5.400% due 06/19/09 (Ê)	900	900
5.378% due 11/06/09 (Ê)(Ñ)	100	100
Bank of New York Co., Inc. (The)
5.125% due 11/01/11	190	189
BellSouth Corp.
6.550% due 06/15/34	35	36
BNP Paribas Capital Trust (ƒ)(Å)
9.003% due 12/29/49	450	503
Boardwalk Pipelines, LP (Ñ)
5.875% due 11/15/16	125	124
Boeing Capital Corp., Ltd. (Ñ)
6.100% due 03/01/11	50	52
Boston Scientific Corp.
6.400% due 06/15/16	230	233
Burlington Northern Santa Fe Corp.
6.875% due 12/01/27	25	28
6.750% due 03/15/29	10	11
California Steel Industries, Inc.
6.125% due 03/15/14	140	133
CenterPoint Energy Houston Electric LLC
Series J2 5.700% due 03/15/13	110	111
CenterPoint Energy Resources Corp.
Series B 7.875% due 04/01/13	120	133
Cingular Wireless Services, Inc.
7.875% due 03/01/11	150	164
8.750% due 03/01/31	45	58
CIT Group, Inc.
6.875% due 11/01/09	45	47
Citigroup Funding, Inc.
5.343% due 12/08/08 (Ê)	100	100
Citigroup Global Markets Holdings, Inc.
Series MTNA (Ê) 5.460% due 03/17/09	200	200
Series MTNM (Ê) 5.390% due 03/07/08	400	400
Citigroup, Inc.
3.500% due 02/01/08	560	550
5.416% due 01/30/09 (Ê)	200	200
5.395% due 12/28/09 (Ê)	100	100
6.500% due 01/18/11	150	157
4.700% due 05/29/15	50	48
6.125% due 08/25/36	300	312
Clorox Co.
4.200% due 01/15/10	100	97
CNA Financial Corp. (Ñ)
6.500% due 08/15/16	125	130
Columbus Southern Power Co.
Series C 5.500% due 03/01/13	10	10
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/22	125	162

66 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Comcast Cable Holdings LLC
9.800% due 02/01/12	140	165
7.875% due 08/01/13	305	339
Comcast Corp.
5.900% due 03/15/16	20	20
Commonwealth Edison Co.
6.950% due 07/15/18	50	52
Series 105 5.400% due 12/15/11	125	124
Consolidated Natural Gas Co.
6.850% due 04/15/11	150	158
COX Communications, Inc.
4.625% due 01/15/10 (Ñ)	350	343
5.875% due 12/01/16 (Å)	75	74
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/10	65	64
6.500% due 01/15/12	25	26
5.500% due 08/15/13	45	46
Credit Suisse USA, Inc. (Ñ)
5.250% due 03/02/11	55	55
CVS Corp.
5.750% due 08/15/11	90	91
Detroit Edison Co.
6.350% due 10/15/32	50	52
Dex Media East Finance Co.
12.125% due 11/15/12	50	55
Dominion Resources, Inc.
Series A 5.200% due 01/15/16	195	188
Series B 6.250% due 06/30/12	30	31
DPL, Inc.
6.875% due 09/01/11	148	155
Dresdner Funding Trust I (Þ)
8.151% due 06/30/31	130	157
Drummond Co., Inc. (Þ)
7.375% due 02/15/16	60	59
Duke Energy Field Services LLC
6.875% due 02/01/11	20	21
El Paso Corp.
8.050% due 10/15/30 (Ñ)	400	444
Series * 6.700% due 02/15/27	100	100
Eli Lilly & Co. (Ñ)
6.770% due 01/01/36	185	212
Embarq Corp.
7.995% due 06/01/36	25	26
Energy Transfer Partners, LP
5.950% due 02/01/15	200	201
Enterprise Products Operating, LP
4.950% due 06/01/10	125	123
8.375% due 08/01/66	100	108
FedEx Corp.
7.600% due 07/01/97	75	87
Financing Corp.
Principal Only STRIP
Series 10P Zero coupon due 11/30/17	510	294
Series 15P Zero coupon due 03/07/19	70	38
Series 2P Zero coupon due 11/30/17	60	35
Series 6P Zero coupon due 08/03/18	300	166
FirstEnergy Corp.
Series B 6.450% due 11/15/11	415	433
Series C 7.375% due 11/15/31	150	171
Ford Motor Credit Co.
7.875% due 06/15/10	200	202
FTI Consulting, Inc. (Þ)
7.750% due 10/01/16	160	166
General Electric Capital Corp.
5.500% due 04/28/11	220	223
Series MTN (Ê) 5.410% due 10/26/09	500	500
Series MTNA 5.476% due 07/28/08 (Ê)	700	701
5.450% due 01/15/13 (Ñ)	260	262
General Electric Co. (Ê)
5.393% due 12/09/08	200	200
Genworth Financial, Inc.
6.150% due 11/15/66	75	75
Glencore Funding LLC (Þ)
6.000% due 04/15/14	135	132
Goldman Sachs Group, Inc.
5.405% due 12/23/08 (Ê)	600	600
6.875% due 01/15/11	425	450
5.350% due 01/15/16 (Ñ)	320	316
Series MTNB (Ê) 5.477% due 12/22/08	300	300
Greater Bay Bancorp
Series B 5.250% due 03/31/08	150	150
Harrah’s Operating Co., Inc.
5.500% due 07/01/10	125	123
HCA, Inc. (Å)
9.125% due 11/15/14	125	134
9.250% due 11/15/16	190	204

Core Bund Fund 67

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Health Care Property Investors, Inc. (Ñ)
5.950% due 09/15/11	300	303
Hess Corp.
6.650% due 08/15/11 (Ñ)	45	47
7.300% due 08/15/31	80	89
Historic TW, Inc.
8.050% due 01/15/16	170	193
Host Marriott, LP (ö)
Series Q 6.750% due 06/01/16	215	215
HSBC Finance Corp.
5.435% due 10/21/09 (Ê)	100	100
6.375% due 11/27/12	175	184
5.000% due 06/30/15	110	107
Idearc, Inc. (Å)
8.000% due 11/15/16	315	320
Innophos Investments Holdings, Inc. (Ê)
13.374% due 02/15/15	110	115
Innophos, Inc.
8.875% due 08/15/14	10	10
International Business Machines Corp.
7.125% due 12/01/96	165	190
International Lease Finance Corp.
5.750% due 06/15/11 (Ñ)	80	81
5.625% due 09/20/13	80	81
International Steel Group, Inc.
6.500% due 04/15/14	65	67
iStar Financial, Inc. (Ñ)
Series B 5.125% due 04/01/11	200	196
ITT Corp.
7.400% due 11/15/25	100	116
Joy Global, Inc. (Å)
6.625% due 11/15/36	40	40
JP Morgan Chase Bank
Series EMTN 6.000% due 05/22/45	1,819	1,155
JPMorgan Chase & Co.
5.600% due 06/01/11 (Ñ)	65	66
5.150% due 10/01/15	150	147
Kellogg Co.
Series B 6.600% due 04/01/11	320	336
Kerr-McGee Corp.
6.950% due 07/01/24	125	133
KeySpan Corp.
7.625% due 11/15/10	150	161
Kraft Foods, Inc.
5.625% due 11/01/11	425	430
Kroger Co. (The)
8.000% due 09/15/29	15	17
7.500% due 04/01/31 (Ñ)	10	11
Lehman Brothers Holdings, Inc.
5.464% due 01/23/09 (Ê)	600	601
5.460% due 04/03/09 (Ê)	400	400
5.000% due 01/14/11	175	173
5.500% due 04/04/16	85	85
Level 3 Financing, Inc.
12.250% due 03/15/13	85	96
Mandalay Resort Group (Ñ)
6.500% due 07/31/09	90	91
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	84	83
Merrill Lynch & Co., Inc.
5.450% due 12/04/09 (Ê)	200	200
Series MTNC 4.250% due 02/08/10	450	437
Metlife, Inc.
6.400% due 12/15/36	100	100
Midamerican Energy Holdings Co.
6.125% due 04/01/36	175	176
Miller Brewing Co. (Þ)
5.500% due 08/15/13	110	109
Monumental Global Funding II (Þ)
4.625% due 03/15/10	95	93
Morgan Stanley
5.375% due 10/15/15	100	99
Series GMTN (Ê) 5.485% due 02/09/09	500	501
Natexis Ambs Co. LLC (ƒ)(Þ)
8.440% due 12/29/49	120	125
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	45	46
Nelnet, Inc.
7.400% due 09/29/36	125	129
News America Holdings, Inc.
7.900% due 12/01/95	90	101
8.250% due 10/17/96	20	23
Nisource Finance Corp.
7.875% due 11/15/10	100	108
Norfolk Southern Corp.
7.700% due 05/15/17	20	23
7.050% due 05/01/37	40	46
7.900% due 05/15/97	315	390
6.000% due 03/15/05	125	118
Occidental Petroleum Corp. (Ñ)
9.250% due 08/01/19	95	125

70 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Ohio Power Co. (Ñ)
Series F 5.500% due 02/15/13	20	20
Pacific Gas & Electric Co.
4.200% due 03/01/11	60	57
6.050% due 03/01/34	65	66
PartnerRe Finance II
6.440% due 12/01/66	50	50
Peabody Energy Corp. (Ñ)
7.875% due 11/01/26	100	107
Pemex Project Funding Master Trust (Ñ)
5.750% due 12/15/15	100	99
PetroHawk Energy Corp.
9.125% due 07/15/13	40	42
Phoenix Life Insurance Co. (Þ)
7.150% due 12/15/34	150	159
Pinnacle Entertainment, Inc.
8.250% due 03/15/12	255	258
Popular North America, Inc. (Ñ)
Series MTNE 3.875% due 10/01/08	275	268
Progress Energy, Inc.
7.100% due 03/01/11	47	50
7.000% due 10/30/31	80	89
Qwest Corp.
7.625% due 06/15/15	200	214
RBS Capital Trust III (ƒ)
5.512% due 09/29/49	200	198
Reckson Operating Partnership, LP
7.750% due 03/15/09	25	26
5.150% due 01/15/11	92	90
Reinsurance Group of America, Inc.
6.750% due 12/15/65	75	75
Rental Services Corp. (Å)
9.500% due 12/01/14	70	72
Residential Capital LLC
6.375% due 06/30/10	225	228
6.000% due 02/22/11 (Ñ)	60	60
RH Donnelley, Inc.
10.875% due 12/15/12	205	223
Rural Cellular Corp.
8.250% due 03/15/12	40	42
Safeway, Inc. (Ñ)
7.250% due 02/01/31	20	22
SB Treasury Co. LLC (ƒ)(Þ)
(Step Up, 10.295%, 06/30/08)
9.400% due 12/29/49	350	368
SBC Communications, Inc.
6.150% due 09/15/34	75	74
Simon Property Group, LP (Ñ)
5.600% due 09/01/11	200	202
Southern Copper Corp.
7.500% due 07/27/35	100	108
Sprint Capital Corp.
7.625% due 01/30/11	350	375
8.750% due 03/15/32	70	84
Sprint Nextel Corp.
6.000% due 12/01/16	110	107
Symetra Financial Corp. (Þ)
6.125% due 04/01/16	150	152
Time Warner, Inc. (Ñ)
5.875% due 11/15/16	475	474
6.500% due 11/15/36	75	75
Travelport, Ltd. (Ñ)(Å)
11.875% due 09/01/16	150	154
Trump Entertainment Resorts, Inc. (Ñ)
8.500% due 06/01/15	195	194
Tyson Foods, Inc.
6.850% due 04/01/16	40	41
Unicredito Italiano NY (Ê)
Series YCD 5.370% due 05/29/08	200	200
Union Pacific Corp.
6.125% due 01/15/12	120	124
Union Planters Corp.
7.750% due 03/01/11	50	54
UnitedHealth Group, Inc.
5.250% due 03/15/11	75	75
VeraSun Energy Corp.
9.875% due 12/15/12	90	95
Verizon Global Funding Corp.
7.250% due 12/01/10	150	160
5.850% due 09/15/35	165	158
Wachovia Capital Trust III (ƒ)
5.800% due 03/15/42	125	126
Wachovia Corp. (Ñ)
5.625% due 10/15/16	100	101
WellPoint, Inc.
5.850% due 01/15/36	40	39
Wells Fargo & Co.
4.950% due 10/16/13	65	63
Wells Fargo Bank NA (Ñ)
5.750% due 05/16/16	80	82
West Corp. (Å)
9.500% due 10/15/14	185	185
Windstream Corp. (Þ)
8.625% due 08/01/16	125	137
Wisconsin Central Transport
6.625% due 04/15/08	325	330

Core Bond Fund 69

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
World Savings Bank FSB (Ê)
Series BKNT 5.415% due 05/08/09	1,000	1,000
Wyeth
6.950% due 03/15/11	390	414
Zurich Capital Trust I (Þ)
8.376% due 06/01/37	245	257

		37,320

International Debt - 5.8%
Abbey National PLC (ƒ)
(Step Up, 7.570%, 06/15/08)
6.700% due 06/29/49	150	152
America Movil SA de CV
5.500% due 03/01/14	100	98
Aspen Insurance Holdings, Ltd.
6.000% due 08/15/14	50	49
AXA SA
8.600% due 12/15/30	35	45
6.379% due 12/14/49 (ƒ)(Å)	100	99
6.463% due 12/31/49 (ƒ)(Å)	100	99
BNP Paribas (ƒ)(Þ)
5.186% due 06/29/49	300	288
Brazilian Government International Bond
7.875% due 03/07/15	100	111
8.875% due 04/15/24	305	380
British Telecommunications PLC
8.875% due 12/15/30	150	205
Canadian Natural Resources, Ltd.
6.500% due 02/15/37	75	75
CIT Group Funding Co. of Canada (Ñ)
5.600% due 11/02/11	80	81
Conoco Funding Co.
6.350% due 10/15/11	310	324
Deutsche Telekom International Finance BV
5.569% due 03/23/09 (Ê)(Ñ)	300	300
5.375% due 03/23/11 (Ñ)	75	75
8.250% due 06/15/30	155	191
DNB Nor Bank ASA (Ê)(Þ)
5.443% due 10/13/09	1,000	1,000
Egypt Government AID Bonds
4.450% due 09/15/15	390	377
Endurance Specialty Holdings, Ltd.
6.150% due 10/15/15	100	100
Export-Import Bank of China (Þ)
4.875% due 07/21/15	110	106
Export-Import Bank of Korea
4.125% due 02/10/09	120	117
5.125% due 02/14/11	100	99
Falconbridge, Ltd.
7.250% due 07/15/12	50	54
6.000% due 10/15/15	175	178
Gaz Capital SA (Þ)
6.212% due 11/22/16 (Å)	115	116
8.625% due 04/28/34	80	103
HBOS Treasury Services PLC (Ê)(Þ)
Series MTN 5.414% due 07/17/09	300	300
HSBC Holdings PLC
6.500% due 05/02/36	145	156
Inco, Ltd. (Ñ)
5.700% due 10/15/15	175	171
Intelsat Bermuda, Ltd. (Þ)
11.250% due 06/15/16	170	187
Intelsat Subsidiary Holding Co., Ltd. (Ê)
10.484% due 01/15/12	140	141
Ispat Inland ULC
9.750% due 04/01/14	209	234
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	60	60
Majapahit Holding BV (Å)
7.250% due 10/17/11	55	57
Mexico Government International Bond (Ñ)
8.300% due 08/15/31	180	230
Mizuho Financial Group Cayman, Ltd. (Þ)
5.790% due 04/15/14	100	101
Navios Maritime Holdings, Inc. (Å)
9.500% due 12/15/14	95	94
Panama Government International Bond
9.375% due 07/23/12	100	117
Peru Enhanced Pass-Through Finance, Ltd. (Å)
Zero coupon due 05/31/18	535	357
Zero coupon due 05/31/25	320	121
Poland Government International Bond
Series RSTA (Step Up, 5.000%, 10/27/14) 4.750% due 10/27/24	200	188
Province of Quebec Canada (Ñ)
Series PJ 6.125% due 01/22/11	375	387
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
5.298% due 09/30/20	75	72

70 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ) 5.838% due 09/30/27	250	240
Resona Bank, Ltd. (ƒ)(Þ) 5.850% due 09/29/49	255	249

Royal Bank of Scotland Group PLC (ƒ) Series 1 9.118% due 03/31/49	700	775
Royal Bank of Scotland PLC (Ê) 5.770% due 07/06/12	600	601

Russia Government International Bond (Þ) 5.000% due 03/31/30	315	356
Santander Financial Issuances 6.375% due 02/15/11	110	114

Santander US Debt SA Unipersonal (Ê)(Þ) 5.376% due 11/20/08	500	500
Sanwa Finance Aruba AEC 8.350% due 07/15/09	135	144

Shimao Property Holdings, Ltd. (Å) 8.000% due 12/01/16	200	199
SMFG Preferred Capital (ƒ)(Þ) Series 144A 6.078% due 01/29/49	100	99
Sumitomo Mitsui Banking Corp. (ƒ)(Þ) 5.625% due 07/29/49	400	391
Systems 2001 Asset Trust LLC (Þ) 7.156% due 12/15/11	106	110

Telecom Italia Capital SA
4.875% due 10/01/10	150	146
5.250% due 10/01/15	155	145
Telefonica Emisiones SAU (Ê) 5.690% due 06/19/09	300	300

Telefonica Europe BV 7.750% due 09/15/10	270	290
TELUS Corp. 8.000% due 06/01/11	250	273

Transocean, Inc. (Ê) 5.591% due 09/05/08	200	200
Tyco International Group SA (Ñ) 6.750% due 02/15/11	410	432

UFJ Finance Aruba AEC 6.750% due 07/15/13	35	37
Unicredit Luxembourg Finance SA (Ê)(Þ) 5.426% due 10/24/08	1,000	1,000
Vale Overseas, Ltd.
6.250% due 01/11/16	35	35
6.250% due 01/23/17	115	116
Vedanta Resources PLC (Þ) 6.625% due 02/22/10	160	158
VTB Capital SA (Ê)(Å) 5.970% due 08/01/08	230	230
Westfield Capital Corp., Ltd. (Å) 5.125% due 11/15/14	125	121
Westfield Group (Å) 5.400% due 10/01/12	125	125
Xstrata Finance Canada, Ltd. (Å)
5.500% due 11/16/11 (Ñ)	195	195
5.800% due 11/15/16	45	45

		15,421

Loan Agreements - 0.6%
Starbound Reinsurance, Ltd. 7.400% due 03/31/08	1,500	1,500

Mortgage-Backed Securities - 48.4%
ABN Amro Mortgage Corp. Series 2003-13 Class A3 5.500% due 01/25/34	1,519	1,474
Adjustable Rate Mortgage Trust (Ê) Series 2005-3 Class 8A2 5.560% due 07/25/35	292	293
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A 4.390% due 02/25/45	165	162
Series 2005-2 Class 5A2 5.470% due 09/25/35	80	80
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3 4.875% due 06/10/39	465	460
Series 2004-4 Class A3 4.128% due 07/10/42	300	292
Series 2005-2 Class A4 4.783% due 07/10/43	333	326
Series 2005-3 Class A2 4.501% due 07/10/43	150	146
Series 2005-5 Class A4 5.115% due 10/10/45	500	492
Series 2006-4 Class A4 5.634% due 07/10/46	1,000	1,021
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê) 4.114% due 05/25/35	159	155
Series 2006-3 Class 5A8 5.500% due 03/25/36	475	471
Series 2006-A Class 3A2 5.917% due 02/20/36	217	218

Core Bond Fund 71

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 2006-A Class 4A1 (Ê) 5.567% due 02/20/36	514	513
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê) 5.770% due 12/25/33	510	512
Series 2004-1 Class 5A1 6.500% due 09/25/33	19	19
Series 2004-11 Class 2A1 5.750% due 01/25/35	438	433
Series 2005-L Class 3A1 (Ê) 5.453% due 01/25/36	255	254
Series 2006-2 Class A15 6.000% due 07/25/36	325	327
Bank of America Alternative Loan Trust
Series 2003-10 Class 2A2 (Ê) 5.770% due 12/25/33	255	257
Series 2003-2 Class CB2 (Ê) 5.820% due 04/25/33	111	112
Series 2006-5 Class CB17 6.000% due 06/25/36	242	243
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 6A1 5.056% due 04/25/33	80	80
Series 2003-8 Class 4A1 4.640% due 01/25/34	157	157
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1 5.392% due 05/25/35	306	307
Bear Stearns Mortgage Funding Trust (Ê)
Series 2006-AR2 Class 1A1 5.520% due 09/25/36	991	990
Series 2006-AR2 Class 2A1 5.550% due 10/25/36	984	984
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1 4.500% due 09/25/18	179	171
Series 2006-S4 Class A3 6.000% due 12/25/36	270	272
Series 2006-S4 Class A4 6.000% due 12/25/36	145	146
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê) 4.700% due 12/25/35	90	89
Series 2006-WF1 Class A2F 5.657% due 03/01/36	325	321
Series 2006-WFH Class A2 (Ê) 5.420% due 11/25/36	1,000	1,000
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4 5.400% due 07/15/44	1,000	998
Series 2006-CD2 Class A4 5.362% due 01/15/46	500	503
Series 2006-CD3 Class A5 5.617% due 10/15/48	190	194
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5 6.000% due 07/25/36	181	181
Countrywide Alternative Loan Trust
Series 2005-J13 Class 2A3 5.500% due 11/25/35	155	155
Series 2005-J8 Class 1A3 5.500% due 07/25/35	227	226
Series 2006-43C Class 1A7 6.000% due 02/25/37	395	398
Series 2006-9T1 Class A7 6.000% due 05/25/36	131	131
Series 2006-J2 Class A3 6.000% due 04/25/36	197	198
Series 2006-OA1 Class 4A1 (Ê) 5.520% due 08/25/46	959	959
Series 2006-OA1 Class A1 (Ê) 5.500% due 02/20/47	999	999
Countrywide Home Loan Mortgage Pass Through Trust (Ê)
Series 2004-16 Class 1A1 5.720% due 09/25/34	366	368
Series 2005-3 Class 1A2 5.610% due 04/25/35	48	48
Series 2005-HYB Class 3A2A 5.250% due 02/20/36	85	84
Series 2006-OA5 Class 2A1 5.520% due 04/25/46	909	908
Credit Suisse First Boston Mortgage Securities Corp.
Series 1998-C1 Class A1B 6.480% due 05/17/40	56	57
Series 1998-C2 Class A2 6.300% due 11/15/30	99	100
Deutsche ALT-A Securities, Inc.
Alternate Loan Trust
Series 2005-AR1 Class 2A3 5.023% due 08/25/35	465	472
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B 6.410% due 02/18/31	293	295

72 Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 1999-CG1 Class S
Interest Only STRIP
0.822% due 03/10/32	3,498	64
Fannie Mae
5.190% due 2012 Ê	213	213
6.000% due 2016	21	21
5.000% due 2017	628	620
5.427% due 2017 Ê	61	61
6.000% due 2017	109	111
4.000% due 2018	931	879
4.500% due 2018	2,605	2,521
5.000% due 2018	278	274
4.500% due 2019	388	375
5.000% due 2019	1,410	1,387
4.500% due 2020	564	546
5.000% due 2020	1,938	1,904
5.000% due 2021	1,593	1,565
6.500% due 2024	594	608
6.000% due 2028	40	40
5.500% due 2029	97	96
6.000% due 2032	630	636
7.000% due 2032	259	266
3.905% due 2033 Ê	345	341
4.642% due 2033 Ê	203	204
5.000% due 2033	644	623
5.500% due 2033	3,077	3,044
6.000% due 2033	233	235
5.000% due 2034	742	717
5.500% due 2034	4,777	4,727
5.000% due 2035	492	475
5.500% due 2035	22,667	22,414
6.000% due 2035	206	207
5.000% due 2036	49	47
5.500% due 2036	985	973
5.555% due 2036 Ê	538	542
6.000% due 2036	900	906
6.500% due 2036	122	123
7.000% due 2036	30	31
7.500% due 2036	1,629	1,690
Series 1992-10 Class ZD 8.000% due 11/25/21	214	216
Series 1999-56 Class Z 7.000% due 12/18/29	124	129
Series 2003-32 Class FH Ê 5.720% due 11/25/22	383	385
Series 2003-337 Class 1 Principal Only STRIP Zero coupon due 07/01/33	307	226
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	301	65
Series 2003-78 Class FI Ê 5.720% due 01/25/33	372	373
Series 2004-21 Class FL Ê 5.670% due 11/25/32	194	195
15 Year TBA Ï 4.500%	125	121
5.000%	445	437
30 Year TBA Ï 4.500%	530	497
5.000%	1,790	1,728
5.500%	1,880	1,858
6.000%	8,735	8,792
6.500%	1,365	1,391
Fannie Mae REMIC
Series 1993-41 Class ZQ 7.000% due 12/25/23	465	484
Series 1993-42 Class ZQ 6.750% due 04/25/23	527	539
Series 2005-36 Class AI Interest Only STRIP 5.500% due 10/25/26	375	30
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1 6.500% due 12/25/42	50	51
Federal Home Loan Mortgage Corp.
Structured Pass Through Securities Ê Series 2005-63 Class 1A1 5.864% due 02/25/45	58	58
First Horizon Alternative Mortgage Securities
Series 2006-AA5 Class A2 Ê 6.609% due 09/25/36	187	191
Series 2006-FA3 Class A6 6.000% due 07/25/36	265	267
First Horizon Asset Securities, Inc. Ê
Series 2005-AR5 Class 3A1 5.527% due 10/25/35	123	123
Freddie Mac
5.000% due 2018	458	452
4.000% due 2019	1,874	1,764
5.000% due 2019	869	855
4.684% due 2034 Ê	225	227
5.971% due 2036 Ê	145	147
Series 2000-226 Class F Ê 5.770% due 11/15/30	19	19
Series 2003-262 Class AB 2.900% due 11/15/14	354	344

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Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 2003-263 Class YH 3.500% due 08/15/22	—	—
Series 2004-276 Class IP Interest Only STRIP 5.500% due 07/15/23	312	14
Series 2004-281 Class DF (Ê) 5.770% due 06/15/23	145	145
Series 2005-292 Class IG Interest Only STRIP 5.000% due 04/15/23	199	31
Series 2005-294 Class FA (Ê) 5.520% due 03/15/20	282	282
Series 2006-313 Class FP (Ê) Zero coupon due 04/15/36	227	231
30 Year TBA (Ï) 5.000%	1,460	1,408
5.500%	1,520	1,503
6.000%	1,270	1,279
Freddie Mac Gold
6.000% due 2016	34	34
5.000% due 2018	297	293
5.500% due 2020	953	954
7.188% due 2030 (Ê)	2	2
5.000% due 2033	232	225
Freddie Mac REMIC
Series 2003-256 Class FJ (Ê) 5.720% due 02/15/33	170	172
Series 2004-277 Class KE 3.500% due 12/15/17	34	34
Series 2005-299 Class KF (Ê) 5.750% due 06/15/35	100	100
Series 2006-323 Class PA 6.000% due 03/15/26	290	293
Ginnie Mae I
6.000% due 2029	16	16
30 Year TBA (Ï) 5.500%	1,650	1,642
Ginnie Mae II (Ê)
5.375% due 2026	250	252
5.750% due 2027	17	17
4.750% due 2032	152	152
Government National Mortgage Association (Ê)
Series 1999-40 Class FE 5.900% due 11/16/29	148	150
Series 2000-29 Class F 5.820% due 09/20/30	29	29
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7 5.317% due 06/10/36	465	465
Series 2006-RR1 Class A1 (Å) 5.781% due 03/18/49	205	211
GS Mortgage Securities Corp. II
Series 2006-FL8 Class A1 (Ê)(Þ) 5.450% due 01/06/08	140	140
Series 2006-GG6 Class A4 5.553% due 04/10/38	115	117
Series 2006-GG8 Class AAB 5.535% due 11/10/39	200	202
Harborview Mortgage Loan Trust
Series 2005-14 Class 3A1A 5.319% due 12/19/35	126	126
Series 2005-16 Class 3A1A (Ê) 5.570% due 01/19/36	791	793
Series 2006-12 Class 2A2A (Ê) 5.510% due 12/19/37	999	1,000
Indymac Index Mortgage Loan Trust (Ê)
Series 2006-AR2 Class A2 5.073% due 11/25/36	168	168
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB Class A2 6.244% due 04/15/35	181	183
Series 2004-LN2 Class A1 4.475% due 07/15/41	362	352
Series 2005-LDP Class A3A1 4.871% due 10/15/42	210	206
Series 2005-LDP Class A4 4.918% due 10/15/42	325	316
Series 2006-CB1 Class A4 5.552% due 05/12/45	220	223
Series 2006-LDP Class A4 5.876% due 04/15/45	270	282
5.399% due 05/15/45	290	291
LB-UBS Commercial Mortgage Trust
Series 2006-C1 Class A4 5.156% due 02/15/31	1,000	988
Series 2006-C4 Class A4 5.899% due 06/15/38	105	110
Lehman Mortgage Trust
Series 2005-3 Class 1A3 5.500% due 01/25/36	685	686
Lehman XS Trust (Ê)
Series 2005-5N Class 3A1A 5.620% due 11/25/35	714	714
Series 2006-16N Class A4A 5.510% due 11/25/46	980	980

74 Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2006-OA2 Class 4A1A
5.514% due 12/25/46	993	993
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.662% due 06/25/33	204	204
Series 2004-10 Class 5A6
5.750% due 09/25/34	170	168
Mastr Asset Securitization Trust (Ê)
Series 2003-7 Class 4A35
5.720% due 09/25/33	276	276
Series 2004-4 Class 2A2
5.770% due 04/25/34	107	107
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
5.800% due 06/15/30	240	240
Merrill Lynch Floating Trust (Ê)(þ)
Series 2006-1 Class A1
5.390% due 06/15/22	908	908
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.930% due 04/25/29	77	78
Morgan Stanley Capital I
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	415	413
Series 2006-HQ8 Class A4
5.561% due 03/12/44	160	162
Series 2006-HQ9 Class A4
5.731% due 07/20/44	200	206
Morgan Stanley Mortgage Loan Trust
Series 2006-11 Class 1A6
6.231% due 08/25/36	220	225
MortgageIT Trust (Ê)
Series 2005-AR1 Class 1A1
5.570% due 11/25/35	683	685
Prime Mortgage Trust (Ê)
Series 2004-CL1 Class 1A2
5.720% due 02/25/34	50	50
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
5.950% due 04/25/34	72	73
Series 2004-QS8 Class A4 (Ê)
5.750% due 06/25/34	374	376
Series 2005-QA8 Class NB3
5.500% due 07/25/35	272	273
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	445	447
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB
5.610% due 06/25/33	91	91
Residential Asset Securitization Trust (Ê)
Series 2003-A15 Class 1A2
5.770% due 02/25/34	426	428
Residential Funding Mortgage Securities I (Ê)
Series 2003-S14 Class A5
5.720% due 07/25/18	230	231
Series 2003-S20 Class 1A7
5.820% due 12/25/33	90	90
Series 2003-S5 Class 1A2
5.770% due 11/25/18	217	218
Sequoia Mortgage Trust (Ê)
Series 2001-5 Class A
5.670% due 10/19/26	101	101
Small Business Administration Participation Certificates
Series 2005-20G Class 1
4.750% due 07/01/25	949	922
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR2 Class A1
5.550% due 02/25/36	844	845
Series 2006-AR8 Class A1A
5.520% due 10/25/36	990	990
Structured Asset Securities Corp.
Series 2004-21X Class 1A3
4.440% due 12/25/34	650	642
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
5.660% due 04/25/43	167	167
Series 2006-5 Class A1
5.440% due 08/25/36	949	948
Series 2006-6 Class A1
5.430% due 12/25/36	198	198
Wachovia Bank Commercial Mortgage Trust
Series 2005-C21 Class A4
5.371% due 10/15/44	1,000	995
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	90	88
Series 2006-AR7 Class A1A (Ê)
5.483% due 09/25/46	877	880
Series 2006-AR8 Class 2A (Ê)
5.510% due 09/25/46	960	961
Series 2006-AR9 Class 2A (Ê)
5.667% due 11/25/46	992	993

Core Bond Fund 75

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Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $
Washington Mutual, Inc.
Series 2003-S9 Class A2 (Ê) 5.870% due 10/25/33		399	401
Series 2005-AR1 Class 1A1 4.838% due 10/25/35		342	338
Series 2005-AR1 Class A1A1 (Ê) 5.610% due 10/25/45		64	64
5.590% due 12/25/45		721	723
Series 2005-AR6 Class B3 (Ê) 6.010% due 04/25/45		254	254
Series 2006-AR1 Class 3A1A (Ê) 5.678% due 09/25/46		972	974
Wells Fargo Mortgage Backed
Securities Trust Series 2006-2 Class 2A3 5.500% due 03/25/36		500	499
Series 2006-AR2 Class 2A1 4.950% due 03/25/36		364	360

			128,597

Municipal Bonds - 0.2%
Golden State Tobacco Securitization Corp. Revenue Bonds, weekly demand 6.750% due 06/01/39		400	458
Tobacco Settlement Financing Corp. Revenue Bonds, weekly demand 6.250% due 06/01/43		200	223

			681

Non-US Bonds - 0.4%
Bombardier, Inc. (Å) 7.250% due 11/15/16	EUR	125	167
Province of Quebec Canada 5.000% due 12/01/38	CAD	200	180
Quebec Residual Zero coupon due 12/01/36	CAD	370	80
United Kingdom Gilt 5.750% due 12/07/09	GBP	400	796

			1,223

United States Government Agencies - 6.9%
Fannie Mae
4.200% due 03/24/08 (Ñ)		2,000	1,975
4.150% due 09/10/09 (Ñ)		2,200	2,155
3.875% due 02/15/10 (Ñ)		710	688
4.750% due 04/20/10		1,400	1,392
4.125% due 05/12/10		1,500	1,463
5.050% due 02/07/11 (Ñ)		1,200	1,205
Federal Home Loan Bank
4.800% due 05/02/08		3,100	3,087
Series 577 (Ñ) 4.500% due 09/26/08		900	892
Federal Home Loan Bank System
5.375% due 08/19/11 (Ñ)		295	300
5.310% due 12/28/12		1,000	1,018
Series IY08 3.400% due 03/18/08		1,000	980
Financing Corp.
Principal Only STRIP Series 1 Zero coupon due 05/11/16		80	50
Series 12P Zero coupon due 12/06/18		245	133
Series 13 Zero coupon due 12/27/16		275	166
Series 13P Zero coupon due 12/27/18		670	363
Series 16P Zero coupon due 04/05/19		380	203
Series 19 Zero coupon due 06/06/16		230	143
Series 1P Zero coupon due 05/11/18		95	53
Series 3P Zero coupon due 11/30/17		170	98
Series 5P Zero coupon due 02/08/18		65	37
Series 8P Zero coupon due 08/03/18		605	335
Series 9P Zero coupon due 10/06/17		310	180
Freddie Mac
3.450% due 03/12/08		1,000	980
2.750% due 03/15/08 (Ñ)		210	204
5.500% due 06/12/08		200	200

			18,300

United States Government Treasuries - 13.3%
United States Treasury Inflation Indexed Bonds
3.375% due 01/15/12 (Ñ)		1,063	1,110
1.875% due 07/15/13 (Ñ)		220	212
2.000% due 01/15/14		—	—
2.000% due 07/15/14 (Ñ)		1,756	1,704
1.875% due 07/15/15 (Ñ)		934	895
2.000% due 01/15/16		—	—
2.500% due 07/15/16		—	—
2.375% due 01/15/25 (Ñ)		428	426
2.000% due 01/15/26 (Ñ)		1,119	1,052

76 Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
United States Treasury Notes
4.875% due 10/31/08 (Ñ)	3,000	3,001
2.000% due 12/31/08	14,000	13,984
4.375% due 12/15/10 (Ñ)	955	944
4.500% due 09/30/11 (Ñ)	1,500	1,487
4.500% due 12/31/11	4,400	4,385
4.250% due 08/15/15	415	402
Zero coupon due 11/15/21 (Ñ)	2,545	1,225
6.000% due 02/15/26 (Ñ)	2,960	3,357
4.500% due 02/15/36 (Ñ)	1,150	1,094

		35,278

Total Long-Term Investments
(cost $250,438)		251,530

Preferred Stocks - 0.2%
Financial Services - 0.2%
DG Funding Trust (Ê)( Å)	49	513

Total Preferred Stocks
(cost $515)		513

Warrants & Rights - 0.0%
Miscellaneous - 0.0%
Mexico Government International
Bond Value Recovery Rights (Æ)
Series E	1,900,000	25

Total Warrants & Rights
(cost $1)		25

	Notional Amount $
Options Purchased - 0.1%
(Number of Contracts)

Eurodollar Futures
Mar 2007 92.00 Put (9)	2,070	—
Mar 2007 92.25 Put (49)	11,301	—
Mar 2007 92.50 Put (5)	1,156	—
Jun 2007 91.00 Put (59)	13,423	—
Jun 2007 91.25 Put (71)	16,197	1
Sep 2007 90.75 Put (37)	8,394	—
Sep 2007 91.25 Put (46)	10,494	—
Dec 2007 91.25 Put (38)	8,669	—
Mar 2008 91.75 Put (241)	55,279	2

	Notional Amount $	Market Value $
Swaptions
(Fund Pays/Fund Receives)
EUR Six Month LIBOR/EUR 3.960% Jul 2007 0.00 Call (2)	5,280	7
EUR Six Month LIBOR/EUR 4.100% Jul 2007 0.00 Call (1)	2,640	3
GBP Six Month LIBOR/GBP 5.080% Jun 2007 0.00 Call (2)	1,370	—
USD Three Month LIBOR/USD 5.170% Feb 2007 0.00 Call (1)	2,300	4
USD Three Month LIBOR/USD 5.000% Mar 2007 0.00 Call (2)	4,000	6
USD Three Month LIBOR/USD 5.080% Apr 2007 0.00 Call (1)	2,300	7
USD Three Month LIBOR/USD 5.200% May 2007 0.00 Call (2)	10,000	48
USD Three Month LIBOR/USD 5.250% Jun 2007 0.00 Call (1)	5,000	29
USD Three Month LIBOR/USD 5.500% Jun 2007 0.00 Call (1)	4,000	39
USD Three Month LIBOR/USD 4.750% Jul 2007 0.00 Call (1)	5,000	23
USD Three Month LIBOR/USD 4.900% Jul 2007 0.00 Call (1)	6,000	35
USD Three Month LIBOR/USD 5.250% Jul 2007 0.00 Call (1)	11,000	76
USD Three Month LIBOR/USD 5.370% Jul 2007 0.00 Call (1)	3,300	26
USD Three Month LIBOR/USD 4.800% Aug 2007 0.00 Call (1)	2,000	15
USD Three Month LIBOR/USD 4.900% Oct 2007 0.00 Call (1)	3,000	19

Total Options Purchased
(cost $283)		340

Core Bond Fund 77

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Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 19.1%
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	100	100
AT&T Wireless Services, Inc.
7.500% due 05/01/07	475	478
Bank of America Corp. ( ž)
5.250% due 03/15/07	1,200	1,184
Barclays Bank PLC (ç)( ž)
5.343% due 01/29/07	1,100	1,100
Bundesobligation
Series 139
4.000% due 02/16/07	EUR 6,100	8,055
Caesars Entertainment, Inc.
9.375% due 02/15/07	140	140
Citigroup Funding, Inc.
Zero Coupon due 11/15/07	520	523
Ford Motor Credit Co. (Ê)
6.340% due 03/21/07	500	500
France Treasury Bill BTF
Zero Coupon due 01/11/07	EUR 1,000	1,319
Harrah’s Operating Co., Inc.
7.125% due 06/01/07	150	151
Hilton Hotels Corp.
7.950% due 04/15/07	45	45
HSBC Bank USA NA (Ê)
Series BKNT
5.460% due 09/21/07	500	500
Mandalay Resort Group
Series B
10.250% due 08/01/07	410	420
MGM Mirage
9.750% due 06/01/07	170	172
Mirage Resorts, Inc. ( ž)
6.750% due 08/01/07	85	85
Russell Investment Company Money
Market Fund	24,793,000	24,793
Societe Generale NA (ç)( ž)
5.245% due 01/08/07	2,200	2,198
TELUS Corp.
7.500% due 06/01/07	270	272
Total Fina ELF Capital ( ž)
5.300% due 01/02/07	2,800	2,800
UBS Financial Del LLC ( ž)
5.270% due 01/02/07	2,100	2,100
5.160% due 06/12/07	1,000	974
United States Treasury Bills (§)( ž)
5.020% due 02/15/07 (ç)	65	65
5.134% due 02/15/07 (ç)	50	50
5.036% due 03/01/07	185	183
4.933% due 03/15/07	180	178
4.936% due 03/15/07	225	223
3.051% due 05/15/07	25	25
United States Treasury Inflation
Indexed Bonds (§)
3.375% due 01/15/07	127	127
United States Treasury Notes (Ñ)
4.375% due 12/31/07	1,870	1,859

Total Short-Term Investments
(cost $50,318)		50,619

Other Securities - 12.2%
State Street Securities Lending Quality
Trust (x)	32,516,759	32,517

Total Other Securities
(cost $32,517)		32,517

Total Investments - 126.2%
(identified cost $334,072)		335,544

Other Assets and Liabilities,
Net - (26.2%)		(69,761)

Net Assets - 100.0%		265,783

See accompanying notes which are an integral part of the financial statements.

78 Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $

Long Positions
Australian 3 Year Treasury Bond (Australia)
expiration date 03/07 (19)	3,814	(7)

Australian 10 Year Treasury Bond (Australia)
expiration date 03/07 (10)	5,647	(15)

Euribor Futures
expiration date 06/07 (7)	2,217	(4)
expiration date 09/07 (13)	4,114	(12)
expiration date 12/07 (7)	2,215	(7)
expiration date 03/08 (2)	633	(1)
expiration date 06/08 (1)	317	(1)

Euro-Bund Futures (Germany)
expiration date 03/07 (8)	1,224	(28)

Euro-Schatz Bond Futures (Germany)
expiration date 03/07 (10)	1,364	(8)

Eurodollar Futures (CME)
expiration date 01/07 (20)	4,732	—
expiration date 03/07 (71)	16,806	(58)
expiration date 06/07 (132)	31,274	(79)
expiration date 09/07 (286)	67,864	(129)
expiration date 12/07 (279)	66,297	(69)
expiration date 03/08 (62)	14,742	(33)

LIBOR Futures
expiration date 06/07 (4)	925	(2)
expiration date 09/07 (6)	1,388	(3)
expiration date 12/07 (2)	463	(1)
expiration date 03/08 (2)	463	(1)
expiration date 06/08 (2)	463	(2)
expiration date 09/08 (2)	463	(2)

Long Gilt Futures (UK)
expiration date 03/07 (5)	1,058	(17)

Three Month Short Sterling Interest Rate Futures (UK)
expiration date 03/07 (19)	4,395	(9)

United States Treasury 2 Year Notes
expiration date 03/07 (25)	5,101	(20)

United States Treasury 5 Year Notes
expiration date 03/07 (108)	11,347	(86)

United States Treasury 10 Year Notes
expiration date 03/07 (28)	3,009	(26)

United States Treasury Bonds
expiration date 03/07 (23)	2,563	(44)

Short Positions
Bankers Acceptance Futures (Canada)
expiration date 03/07 (19)	3,906	3

Euro-Bobl Futures (Germany)
expiration date 03/07 (53)	7,605	101

Japanese 10 Year Bond (Japan)
expiration date 03/07 (6)	6,750	1

United States Treasury 2 Year Notes
expiration date 03/07 (4)	816	2

United States Treasury 5 Year Notes
expiration date 03/07 (123)	12,923	73

United States Treasury 10 Year Notes
expiration date 03/07 (126)	13,541	144

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		(340)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 79

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Options Written (Number of Contracts)	Notional Amount $	Market Value $

Eurodollar Futures
Mar 2007 94.75 Put (4)	948	(1)
Mar 2007 95.25 Put (4)	953	(6)

Swaptions
(Fund Receives/Fund Pays)
EUR Six Month LIBOR/EUR 4.100% Jul 2007 0.00 Call (2)	2,640	(9)
EUR Six Month LIBOR/EUR 4.230% Jul 2007 0.00 Call (1)	1,320	(6)
GBP Six Month LIBOR/GBP 4.850% Jun 2007 0.00 Call (2)	392	(1)
USD Three Month LIBOR/USD 5.240% Feb 2007 0.00 Call (1)	1,000	(8)
USD Three Month LIBOR/USD 5.040% Mar 2007 0.00 Call (2)	2,000	(10)
USD Three Month LIBOR/USD 5.220% Apr 2007 0.00 Call (1)	1,000	(11)
USD Three Month LIBOR/USD 5.300% May 2007 0.00 Call (1)	2,000	(29)
USD Three Month LIBOR/USD 5.315% May 2007 0.00 Call (1)	2,000	(32)
USD Three Month LIBOR/USD 5.340% Jun 2007 0.00 Call (1)	2,000	(32)
USD Three Month LIBOR/USD 5.600% Jun 2007 0.00 Call (1)	2,000	(50)
USD Three Month LIBOR/USD 4.750% Jul 2007 0.00 Call (1)	1,000	(4)
USD Three Month LIBOR/USD 5.000% Jul 2007 0.00 Call (1)	3,000	(24)
USD Three Month LIBOR/USD 5.370% Jul 2007 0.00 Call (1)	5,000	(87)
USD Three Month LIBOR/USD 5.500% Jul 2007 0.00 Call (1)	1,100	(30)
USD Three Month LIBOR/USD 4.900% Aug 2007 0.00 Call (1)	1,000	(7)
USD Three Month LIBOR/USD 5.010% Oct 2007 0.00 Call (1)	1,000	(11)

United States Treasury Bonds
Feb 2007 116.00 Call (8)	928	(1)
Feb 2007 110.00 Put (8)	880	(4)

United States Treasury Notes
2 Year Futures
Feb 2007 102.00 Call (168)	34,272	(73)
5 Year Futures
Feb 2007 106.50 Call (42)	4,473	(3)

Total Liability for Options Written
(premiums received $330)		(439)

See accompanying notes which are an integral part of the financial statements.

80 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Foreign Currency Exchange Contracts
Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 1,138	AUD 1,457	03/22/07	10
USD 1,142	AUD 1,457	03/22/07	5
USD 144	BRL 318	02/05/07	4
USD 132	CAD 149	01/11/07	(4)
USD 96	CAD 110	03/22/07	(1)
USD 496	CHF 592	03/22/07	(7)
USD 111	CNY 859	03/19/07	—
USD 36	EUR 27	01/30/07	—
USD 179	EUR 140	03/23/07	7
USD 193	EUR 150	03/23/07	6
USD 474	GBP 243	03/22/07	2
USD 1,394	GBP 712	03/22/07	1
USD 144	JPY 17,177	01/04/07	—
USD 1,951	JPY 227,520	02/15/07	(27)
USD 775	JPY 90,270	03/20/07	(9)
USD 474	NOK 2,906	03/22/07	(6)
USD 496	NOK 3,036	03/22/07	(7)
USD 759	NOK 4,640	03/22/07	(12)
USD 557	NZD 811	03/22/07	12
USD 145	PHP 7,071	03/30/07	(1)
USD 474	SEK 3,235	03/22/07	1
USD 495	SEK 3,409	03/22/07	5
USD 1,883	SEK 12,767	03/22/07	(9)
USD 42	SGD 65	01/29/07	1
USD 40	TWD 1,302	02/22/07	—
BRL 2,105	USD 956	02/02/07	(23)
CAD 131	USD 115	01/11/07	3
CAD 212	USD 184	01/11/07	2
CHF 567	USD 474	03/22/07	5
CHF 602	USD 495	03/22/07	(3)
CHF 1,883	USD 1,579	03/22/07	22
EUR 997	USD 1,330	01/23/07	13
EUR 6,867	USD 9,177	01/23/07	98
EUR 125	USD 164	01/30/07	(1)
EUR 358	USD 474	03/22/07	—
EUR 373	USD 496	03/22/07	1
EUR 2,075	USD 2,760	03/22/07	10
GBP 6	USD 12	01/11/07	—
GBP 254	USD 495	03/22/07	(3)
JPY 17,177	USD 145	01/04/07	—
JPY 17,177	USD 145	01/25/07	—
JPY 18,027	USD 155	01/25/07	3
JPY 71,049	USD 608	01/25/07	9
JPY 5,678	USD 50	01/31/07	2
JPY 17,234	USD 147	02/15/07	2
JPY 23,561	USD 204	03/22/07	4
JPY 54,767	USD 474	03/22/07	9
JPY 57,342	USD 496	03/22/07	9
JPY 57,819	USD 495	03/22/07	4

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts			137

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 81

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counter Party	Notional Amount $	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	Bank of America	2,000		05/31/07	3
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	Bank of America	1,000	minus 0.075%	06/15/07	—
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	Bank of America	700	minus 0.050%	06/29/07	1
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	Bank of America	1,000	minus 0.025%	07/16/07	1
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	Bank of America	1,000	minus 0.050%	07/31/07	1
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	Bank of America	1,250	minus 0.025%	09/28/07	3
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	JP Morgan	1,000	minus 0.075%	03/31/07	1
CMBS AAA			CMBS AAA 10 Year Index
10 Year Index	JP Morgan	800	minus 0.025%	05/31/07	1
Turkish Government			Turkish Overnight Index
Bond	Citibank	2,768	Tuibon plus 0.750%	07/17/08	9

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					20

See accompanying notes which are an integral part of the financial statements.

82 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD	7,000	5.000%	Three Month LIBOR	06/21/10	(7)
Bank of America	USD	6,500	5.470%	Three Month LIBOR	06/14/11	95
Bank of America	USD	1,800	5.550%	Three Month LIBOR	06/14/16	51
Bank of America	USD	1,500	5.630%	Three Month LIBOR	06/16/36	71
Barclays Bank PLC	EUR	3,020	3.900%	Six Month LIBOR	03/20/09	(19)
Barclays Bank PLC	EUR	3,800	4.250%	Six Month LIBOR	07/20/16	49
Barclays Bank PLC	EUR	280	Six Month LIBOR	4.000%	03/20/37	17
Barclays Bank PLC	GBP	250	5.100%	Six Month LIBOR	03/20/12	(6)
Barclays Bank PLC	SEK	35,000	Three Month LIBOR	4.323%	07/20/16	(424)
Barclays Bank PLC	USD	1,500	5.000%	Three Month LIBOR	06/20/09	(1)
BNP Paribas	EUR	500	2.090%	Consumer Price Index (France)	10/15/10	8
BNP Paribas	EUR	260	Six Month LIBOR	4.000%	03/20/37	16
Citibank	EUR	1,690	Six Month LIBOR	3.900%	03/20/12	23
Citibank	JPY	485,000	1.500%	Six Month LIBOR	03/20/12	12
Citibank	JPY	448,000	Six Month LIBOR	1.500%	03/20/12	(6)
Citibank	JPY	192,000	1.900%	Six Month LIBOR	03/20/17	5
Credit Suisse First Boston	EUR	10,670	Six Month LIBOR	3.970%	02/23/09	46
Credit Suisse First Boston	EUR	11,830	3.950%	Six Month LIBOR	02/22/12	(126)
Credit Suisse First Boston	EUR	510	4.000%	Six Month LIBOR	03/20/17	(11)
Credit Suisse First Boston	EUR	12,340	Three Month LIBOR	4.000%	03/20/17	43
Credit Suisse First Boston	EUR	3,680	Six Month LIBOR	4.080%	02/22/22	98
Credit Suisse First Boston	EUR	20	Six Month LIBOR	4.000%	03/20/37	1
Credit Suisse First Boston	GBP	250	Six Month LIBOR	5.100%	03/20/12	—
Credit Suisse First Boston	GBP	500	Six Month LIBOR	4.900%	03/20/17	15
Credit Suisse First Boston	USD	640	5.820%	Three Month LIBOR	09/22/36	57
Credit Suisse First Boston	USD	660	Three Month LIBOR	5.250%	03/20/37	6
Deutsche Bank	AUD	1,380	6.200%	Six Month LIBOR	03/20/12	3
Deutsche Bank	USD	790	Three Month LIBOR	5.000%	03/20/12	3
Deutsche Bank	USD	8,000	5.000%	Three Month LIBOR	06/20/12	(24)
Deutsche Bank	USD	12,100	5.100%	Three Month LIBOR	06/20/14	(8)
HSBC	GBP	1,700	4.500%	Six Month LIBOR	12/20/07	(31)
JP Morgan	GBP	100	Six Month LIBOR	4.000%	12/15/36	16
JP Morgan	USD	2,600	5.000%	Three Month LIBOR	06/20/09	(2)
JP Morgan	USD	1,100	5.000%	Three Month LIBOR	06/20/37	(49)
Lehman Brothers	GBP	60	Six Month LIBOR	4.300%	03/20/37	4
Merrill Lynch	BRL	200	12.948%	BRCDDEFT Index	01/04/10	1
Merrill Lynch	GBP	100	4.000%	Six Month LIBOR	12/15/35	—
Morgan Stanley	EUR	500	6.000%	Six Month LIBOR	06/18/34	105
Salomon Smith Barney	MXN	33,000	8.100%	Mexico Interbank 28 Day Deposit Rate	07/04/08	35
UBS Securities	USD	900	5.000%	Three Month LIBOR	06/20/09	(1)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $373						65

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 83

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2006

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount $	Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $
Anadarko Petroleum Corp.	Goldman Sachs	100	0.150%	03/20/08	—
Brazilian Government International Bond	Salomon Smith Barney	800	(1.500)%	08/22/11	14
Core Investment Grade Bond	Bank of America	3,000	(0.650)%	12/20/16	22
Dow Jones CDX NA High Yield Index	Lehman Brothers	750	(3.250)%	12/20/11	16
Ford Motor Company	Merrill Lynch	800	1.700%	06/20/07	6
GAP, Inc. (The)	Lehman Brothers	160	(1.240)%	12/20/11	1
Gaz Capital SA	Morgan Stanley	200	0.570%	07/20/07	1
Republic of Indonesia	Lehman Brothers	100	0.400%	12/20/08	—
Russian Federation	Deutsche Bank	1,000	0.260%	12/20/07	—
Russian Federation	Morgan Stanley	100	0.460%	06/20/10	—
SoftBank Corp.	Deutsche Bank	7,000	2.300%	09/20/07	1

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($ 29)					61

See accompanying notes which are an integral part of the financial statements.

84 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Presentation of Portfolio Holdings — December 31, 2006 (Unaudited)

Categories	% of Net Assets
Asset-Backed Securities	4.7
Certificates of Deposit	0.3
Corporate Bonds and Notes	14.0
International Debt	5.8
Loan Agreements	0.6
Mortgage-Backed Securities	48.4
Municipal Bonds	0.2
Non-US Bonds	0.4
United States Government Agencies	6.9
United States Government Treasuries	13.3
Preferred Stocks	0.2
Warrants & Rights	—	*
Options Purchased	0.1
Short-Term Investments	19.1
Other Securities	12.2

Total Investments	126.2
Other Assets and Liabilities, Net	(26.2)

	100.0

Futures Contracts	(0.1)
Options Written	(0.2)
Foreign Currency Exchange Contracts	0.1
Index Swap Contracts	—	*
Interest Rate Swaps Contracts	—	*
Credit Default Swaps	—	*

*	Less than .05% of net assets

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 85

Russell Investment Funds

Notes to Schedules of Investments — December 31, 2006

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(Ø)	In default.
(ß)	Illiquid security.
(x)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso	GBP - British pound sterling	PHP - Philippine peso
AUD - Australian dollar	HKD - Hong Kong dollar	PLN - Polish zloty
BRL - Brazilian real	HUF - Hungarian forint	RUB - Russian ruble
CAD - Canadian dollar	IDR - Indonesian rupiah	SEK - Swedish krona
CHF - Swiss franc	ILS - Israeli shekel	SGD - Singapore dollar
CLP - Chilean peso	INR - Indian rupee	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norweigian krone	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
PEN - Peruvian nouveau sol

86 Notes to Schedules of Investments

Russell Investment Funds

Statement of Assets and Liabilities — December 31, 2006

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Assets
Investments, at identified cost	$410,692	$269,978	$367,270	$473,788	$334,072

Investments, at market***	460,779	292,392	430,286	701,533	335,544
Cash	—	—	86	—	—
Cash (restricted)	—	—	1,521	—	—
Foreign currency holdings*	—	—	1,084	—	1,218
Unrealized appreciation on foreign currency exchange contracts	—	—	838	—	250
Receivables:
Dividends and interest	488	220	250	3,691	1,498
Dividends from affiliated money market funds	84	64	130	89	108
Investments sold	1,854	1,206	1,360	2,069	13,881
Fund shares sold	47	4	320	682	534
Foreign taxes recoverable	—	—	29	—	—
From Manager	2	14	2	2	14
Variation margin on futures contracts	—	—	—	—	524
Prepaid expenses	2	1	19	2	—
Unrealized appreciation on index swap contracts	—	—	—	—	20
Interest rate swap contracts, at market value****	—	—	—	—	780
Credit default swap contracts, at market value*****	—	—	—	—	61

Total assets	463,256	293,901	435,925	708,068	354,432

Liabilities
Payables:
Due to Custodian	—	—	—	—	25
Investments purchased	2,927	1,799	1,446	2,343	54,596
Fund shares redeemed	73	146	20	660	11
Accrued fees to affiliates	279	192	309	456	137
Other accrued expenses	84	78	173	66	62
Variation margin on futures contracts	115	69	49	—	34
Unrealized depreciation on foreign currency exchange contracts	—	—	958	—	113
Options written, at market value**	—	—	317	—	439
Payable upon return of securities loaned	42,271	67,971	62,769	79,066	32,517
Interest rate swap contracts, at market value****	—	—	—	—	715

Total liabilities	45,749	70,255	66,041	82,591	88,649

Net Assets	$417,507	$223,646	$369,884	$625,477	$265,783

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities 87

Russell Investment Funds

Statement of Assets and Liabilities, continued — December 31, 2006

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,142	$—	$(687)	$—	$54
Accumulated net realized gain (loss)	(23,297)	8,371	33,063	8,325	(3,238)
Unrealized appreciation (depreciation) on:
Investments	50,087	22,414	63,016	227,745	1,472
Futures contracts	(153)	(67)	451	—	(340)
Options written	—	—	(11)	—	(109)
Credit default swap contracts	—	—	—	—	90
Index swap contracts	—	—	—	—	20
Interest rate swap contracts	—	—	—	—	(308)
Foreign currency-related transactions	—	—	(107)	—	103
Shares of beneficial interest	280	155	246	293	262
Additional paid-in capital	389,448	192,773	273,913	389,114	267,777

Net Assets	$417,507	$223,646	$369,884	$625,477	$265,783

Net Asset Value, offering and redemption price per share:
Net asset value per share******	$14.93	$14.45	$15.01	$21.34	$10.14
Net assets	$417,507,065	$223,645,757	$369,883,547	$625,477,130	$265,782,527
Shares outstanding ($.01 par value)	27,968,198	15,482,422	24,639,479	29,308,364	26,223,612

Amounts in thousands

* Foreign currency holdings - cost	$—	$—	$1,074	$—	$1,229
** Premiums received on options written	$—	$—	$306	$—	$330
*** Securities on loan included in investments	$41,070	$65,667	$60,540	$77,419	$31,820
**** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$—	$373
***** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$—	$(29)
****** Net asset value per share equals net assets divided by shares of beneficial interest outstanding

See accompanying notes which are an integral part of the financial statements.

88 Statement of Assets and Liabilities

Russell Investment Funds

Statement of Operations — For the Year Ended December 31, 2006

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Investment Income
Dividends	$6,132	$1,868	$8,327	$13,697	$105
Dividends from affiliated money market funds	955	581	1,307	867	1,323
Interest	50	30	122	—	10,717
Securities lending income	45	211	382	63	12
Less foreign taxes withheld	—	—	(607)	—	—

Total investment income	7,182	2,690	9,531	14,627	12,157

Expenses
Management fees	2,956	2,121	3,250	4,497	1,431
Custodian fees	235	290	768	167	229
Transfer agent fees	17	10	15	23	10
Professional fees	73	57	85	69	46
Trustees’ fees	10	6	9	13	6
Printing fees	7	3	6	8	4
Miscellaneous	15	8	18	20	9

Expenses before reductions	3,313	2,495	4,151	4,797	1,735
Expense reductions	(27)	(157)	(231)	(11)	(77)

Net expenses	3,286	2,338	3,920	4,786	1,658

Net investment income (loss)	3,896	352	5,611	9,841	10,499

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	26,919	35,391	63,853	48,221	(465)
Futures contracts	1,318	793	512	—	(587)
Options written	—	—	(258)	—	309
Credit default swap contracts	—	—	—	—	(54)
Index swap contracts	—	—	469	—	(1)
Interest rate swap contracts	—	—	—	—	(552)
Foreign currency-related transactions	—	—	1,393	—	(666)

Net realized gain (loss)	28,237	36,184	65,969	48,221	(2,016)

Net change in unrealized appreciation (depreciation) on:
Investments	13,777	(6,896)	(655)	101,743	1,145
Futures contracts	24	94	130	—	(414)
Options written	—	—	(12)	—	(150)
Credit default swap contracts	—	—	—	—	90
Index swap contracts	—	—	(45)	—	20
Interest rate swap contracts	—	—	—	—	(344)
Foreign currency-related transactions	—	—	59	—	92

Net change in unrealized appreciation (depreciation)	13,801	(6,802)	(523)	101,743	439

Net realized and unrealized gain (loss)	42,038	29,382	65,446	149,964	(1,577)

Net Increase (Decrease) in Net Assets from Operations	$45,934	$29,734	$71,057	$159,805	$8,922

See accompanying notes which are an integral part of the financial statements.

Statement of Operations 89

Russell Investment Funds

Statements of Changes in Net Assets — For the Years Ended December 31,

	Multi-Style Equity Fund
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,896	$3,158
Net realized gain (loss)	28,237	29,276
Net change in unrealized appreciation (depreciation)	13,801	(8,211)

Net increase (decrease) in net assets from operations	45,934	24,223

Distributions
From net investment income	(3,606)	(3,627)
From net realized gain	—	—

Net decrease in net assets from distributions	(3,606)	(3,627)

Share Transactions
Net increase (decrease) in net assets from share transactions	25,520	(3,696)

Total Net Increase (Decrease) in Net Assets	67,848	16,900

Net Assets
Beginning of period	349,659	332,759

End of period	$417,507	$349,659

Undistributed (overdistributed) net investment income included in net assets	$1,142	$852

See accompanying notes which are an integral part of the financial statements.

90 Statements of Changes in Net Assets

Aggressive Equity Fund		Non-U.S. Fund		Real Estate Securities Fund		Core Bond Fund
2006	2005	2006	2005	2006	2005	2006	2005
$352	$404	$5,611	$3,842	$9,841	$7,632	$10,499	$7,313
36,184	16,846	65,969	23,903	48,221	38,341	(2,016)	(1,000)
(6,802)	(4,751)	(523)	9,254	101,743	7,220	439	(2,319)

29,734	12,499	71,057	36,999	159,805	53,193	8,922	3,994

(423)	(355)	(8,763)	(4,388)	(10,448)	(8,794)	(10,963)	(7,205)
(30,314)	(18,690)	(7,690)	—	(44,446)	(38,314)	—	(1,809)

(30,737)	(19,045)	(16,453)	(4,388)	(54,894)	(47,108)	(10,963)	(9,014)

20,357	15,255	13,019	10,884	77,474	57,274	51,050	45,943

19,354	8,709	67,623	43,495	182,385	63,359	49,009	40,923
204,292	195,583	302,261	258,766	443,092	379,733	216,774	175,851

$223,646	$204,292	$369,884	$302,261	$625,477	$443,092	$265,783	$216,774

$—	$—	$(687)	$(1,442)	$—	$—	$54	$299

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets 91

Russell Investment Company

Financial Highlights — For the Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multi-Style Equity Fund
December 31, 2006	13.37	.14	1.55	1.69	(.13)	—	—
December 31, 2005	12.60	.12	.79	.91	(.14)	—	—
December 31, 2004	11.56	.11	1.02	1.13	(.09)	—	—
December 31, 2003	9.04	.08	2.51	2.59	(.07)	—	—
December 31, 2002	11.84	.06	(2.80)	(2.74)	(.06)	—	—

Aggressive Equity Fund
December 31, 2006	14.40	.03	2.10	2.13	(.03)	(2.05)	—
December 31, 2005	14.90	.03	.90	.93	(.03)	(1.40)	—
December 31, 2004	13.47	.02	1.95	1.97	(.02)	(.52)	—
December 31, 2003	9.26	.01	4.21	4.22	(.01)	—	—
December 31, 2002	11.44	(.02)	(2.16)	(2.18)	—	—	—

Non-U.S. Fund
December 31, 2006	12.68	.23	2.75	2.98	(.35)	(.30)	—
December 31, 2005	11.33	.16	1.38	1.54	(.19)	—	—
December 31, 2004	9.76	.11	1.66	1.77	(.20)	—	—
December 31, 2003	7.20	.09	2.69	2.78	(.22)	—	—
December 31, 2002	8.64	.06	(1.37)	(1.31)	(.13)	—	—

Real Estate Securities Fund
December 31, 2006	17.28	.37	5.72	6.09	(.39)	(1.64)	—
December 31, 2005	17.09	.32	1.82	2.14	(.37)	(1.58)	—
December 31, 2004	13.71	.36	4.33	4.69	(.36)	(.95)	—
December 31, 2003	10.51	.55	3.28	3.83	(.61)	—	(.02)
December 31, 2002	10.75	.54	(.13)	.41	(.57)	(.08)	—

Core Bond Fund
December 31, 2006	10.23	.45	(.08)	.37	(.46)	—	—
December 31, 2005	10.50	.38	(.17)	.21	(.37)	(.11)	—
December 31, 2004	10.47	.24	.24	.48	(.26)	(.19)	—
December 31, 2003	10.43	.31	.31	.62	(.38)	(.20)	—
December 31, 2002	10.13	.36	.52	.88	(.30)	(.28)	—

(a)	Average month-end shares were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the manager and transfer agent, and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

92 Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate
(.13)	14.93	12.75	417,507.87		.87	1.03	128.33
(.14)	13.37	7.27	349,659.83		.87	.94	130.00
(.09)	12.60	9.81	332,759.87		.88	.96	123.29
(.07)	11.56	28.86	296,767.87		.95	.82	107.67
(.06)	9.04	(23.19)	206,794.92		.99	.61	145.90

(2.08)	14.45	14.79	223,646	1.05	1.12	.16	183.55
(1.43)	14.40	6.36	204,292.99		1.13	.21	130.09
(.54)	14.90	14.73	195,583	1.05	1.17	.17	150.26
(.01)	13.47	45.60	166,385	1.06	1.26	.10	138.95
—	9.26	(19.06)	97,794	1.25	1.36	(.17)	139.24

(.65)	15.01	23.64	369,884	1.15	1.21	1.64	110.77
(.19)	12.68	13.69	302,261	1.12	1.26	1.41	87.98
(.20)	11.33	18.30	258,766	1.15	1.28	1.11	73.45
(.22)	9.76	38.78	206,619	1.16	1.41	1.14	50.29
(.13)	7.20	(15.15)	137,840	1.30	1.48	.77	60.98

(2.03)	21.34	35.84	625,477.90		.91	1.86	52.63
(1.95)	17.28	12.96	443,092.91		.91	1.86	64.24
(1.31)	17.09	34.88	379,733.92		.92	2.43	47.21
(.63)	13.71	37.21	254,691.95		.95	4.66	38.84
(.65)	10.51	3.80	160,176.99		.99	5.01	55.43

(.46)	10.14	3.72	265,783.70		.73	4.40	452.50
(.48)	10.23	2.01	216,774.70		.72	3.70	192.66
(.45)	10.50	4.66	175,851.70		.73	2.41	216.23
(.58)	10.47	6.15	147,202.71		.78	2.86	232.64
(.58)	10.43	8.84	140,280.80		.80	3.52	207.60

See accompanying notes which are an integral part of the financial statements.

Financial Highlights 93

Russell Investment Funds

Notes to Financial Statements — December 31, 2006

1.	Organization

Russell Investment Funds (the “Investment Company”) is a series investment company with five different investment portfolios referred to as Funds. These financial statements report on all five of the Funds. The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to Russell Investment Management Company (“RIMCo” or “Manager”). On July 1, 2006, Frank Russell Investment Management Company changed its name to RIMCo.

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements are equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national securities foreign exchange or an over-the-counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

94 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

Notes to Financial Statements 95

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund’s books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Non-U.S. Fund may record a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Non-U.S. Fund, if applicable. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statement of Operations for the Fund. The Non-U.S. Fund had no deferred tax liability or capital gains taxes for the period ended December 31, 2006.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some

96 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-U.S. and Core Bond Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). The Non-U.S. and Core Bond Funds may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Non-U.S. and Core Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2006 are presented on the Schedule of Investments for the Non-U.S. and Core Bond Funds.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. For the period ended December 31, 2006, there were no unfunded loan commitments in the Core Bond Fund.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain

Notes to Financial Statements 97

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006 or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are made as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of December 31, 2006, included in the Statement of Assets and Liabilities, the Non-U.S. Fund had cash collateral balances of $1,520,911 in connection with futures contracts purchased (sold).

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Funds are exposed to credit risk in the event of non-performance by the swap counterparties; however, the Funds do not anticipate non-performance by the counterparties.

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are a counterparty agreement and can be customized to meet each party’s needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. To the extent that the Funds enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’

98 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006 obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities. Theses securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended December 31, 2006, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales
Multi-Style Equity	$486,866,474	$459,995,990
Aggressive Equity	384,684,905	393,988,508
Non-U.S.	347,086,993	350,494,257
Real Estate Securities	298,237,259	270,627,617
Core Bond	745,080,018	642,421,139

Notes to Financial Statements 99

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

Fund	Purchases	Sales
Core Bond	$251,083,741	$273,936,652

Written Options Contracts

Transactions in written options contracts for the period ended December 31, 2006 were as follows:

	Non-U.S. Fund		Core Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding December 31, 2005	11	$42,642	183	$184,555
Opened	519	2,592,472	856	497,825
Closed	(465)	(2,298,266)	(554)	(218,211)
Expired	(5)	(30,794)	(232)	(134,373)

Outstanding December 31, 2006	60	$306,054	253	$329,796

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Corporation (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedule of Investments. The collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for Non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of December 31, 2006, the non-cash collateral received for the securities on loan in the Non-U.S. Fund was $464,428. The non-cash collateral consists of a pool of US Government securities.

4.	Related Party Transactions, Fees and Expenses

Manager

RIMCo manages all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company’s securities lending program in the Russell Investment Company (“RIC”) Money Market Fund. RIC is a registered investment company that employs the same investment adviser as the Investment Company. On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company (“RIC”). As of December 31, 2006, $98,832,000 of the Money Market Fund’s net assets represents investments by the Funds.

The management fees are based upon the average daily net assets of each Fund and the rates specified in the table below are payable monthly and total $14,254,592 for the period ended December 31, 2006.

100 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

Funds	Annual Rate
Multi-Style Equity	0.78%
Aggressive Equity	0.95
Non-U.S.	0.95
Real Estate Securities	0.85
Core Bond	0.60

RIMCo has contractually agreed to waive, at least until April 30, 2007, a portion of its management fee for each Fund, up to the full amount of its fee, equal to the amount by which the Fund’s total operating expenses exceed a specified percentage of a Fund’s average net assets on an annual basis and to reimburse each Fund for all remaining expenses, after fee waivers, that exceed such percentages. There were no contractual reimbursements for the period ended December 31, 2006. The expense caps and management fees waived for the period ended December 31, 2006 were as follows:

Funds	Expense Cap	Management Fees Waived
Multi-Style Equity	0.87%	$17,280
Aggressive Equity	1.05	150,505
Non-U.S.	1.15	217,375
Real Estate Securities	1.10	—
Core Bond	0.70	50,844

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Effective August 1, 2006, the Manager has voluntarily agreed to temporarily waive a portion of the Fund’s advisory fee equal to the advisory fee paid by the Fund to the Money Market Fund. For the period ended December 31, 2006, the advisory fees waived are as follows:

Funds	Amount
Multi-Style Equity	$8,701
Aggressive Equity	5,140
Non-U.S.	12,146
Real Estate Securities	7,952
Core Bond	10,881

Custodian

The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. For the period ended December 31, 2006, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Funds	Custody Credit Amount
Multi-Style Equity	$1,488
Aggressive Equity	1,725
Non-U.S.	1,728
Real Estate Securities	3,041
Core Bond	15,311

Transfer Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds for the period ended December 31, 2006 were $75,322.

Distributor

Russell Fund Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the principal underwriter for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

Notes to Financial Statements 101

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) (On July 1, 2006 Frank Russell Securities, Inc. (“FRS”) changed its name to Russell Implementation Services) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions selected by money managers or (iii) beginning in early 2006, to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from RIS and LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through RIS. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through RIS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. Research services provided to RIMCo by RIS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

The Funds effect transactions though Lynch, Jones & Ryan, Inc. (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

LJR also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through RIS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Amounts retained by RIS for the period ended December 31, 2006 were as follows:

Funds	Amount
Multi-Style Equity	$118
Aggressive Equity	426
Real Estate Securities	42

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to RIMCo.

Accrued fees payable to affiliates as of December 31, 2006 were as follows:

	Multi- Style Equity	Aggressive Equity	Non-U.S.	Real Estate Securities	Core Bond
Management fees	$275,650	$189,488	$305,433	$450,658	$134,687
Transfer agent fees	1,540	869	1,389	2,284	966
Trustee fees	2,112	1,238	1,866	2,898	1,331

	$279,302	$191,595	$308,688	$455,840	$136,984

102 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 34 Funds, and Russell Investment Funds (“RIF”), which has five Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

At December 31, 2006, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	Totals
Multi-Style Equity	$17,458,223	$3,302,725	$—	$—		$20,760,948
Core Bond	—	—	—	305,131	3,005,117	3,310,248

At December 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Multi-Style Equity	Aggressive Equity	Non-U.S.	Real Estate Securities	Core Bond
Cost of Investments	$413,380,891	$271,664,069	$370,960,839	$474,561,313	$334,174,455

Unrealized Appreciation	51,850,425	25,227,599	61,607,464	228,322,546	5,682,075
Unrealized Depreciation	(4,452,278)	(4,499,573)	(2,282,368)	(1,351,252)	(4,312,768)

Net Unrealized Appreciation (Depreciation)	$47,398,147	$20,728,026	$59,325,096	$226,971,294	$1,369,307

Undistributed Ordinary Income	$1,142,085	$4,914,720	$1,126,062	$1,403,817	$5,986
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(20,760,948)	$5,075,450	$34,804,823	$7,694,800	$(3,310,248)

Tax Composition of Distributions

Ordinary Income	$3,605,269	$6,356,407	$8,763,076	$20,003,671	$10,962,338
Long-Term Capital Gains	$—	$24,380,742	$7,689,262	$34,889,975	$—

As permitted by tax regulations, the Core Bond Fund intends to defer a net realized capital loss of $191,798 incurred from November 1, 2006 to December 31, 2006.

Notes to Financial Statements 103

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2006 and December 31, 2005 were as follows:

	Shares		Dollars
	2006	2005	2006	2005
Multi-Style Equity Fund
Proceeds from shares sold	3,072	3,229	$43,060	$41,168
Proceeds from reinvestment of distributions	259	288	3,605	3,627
Payments for shares redeemed	(1,514)	(3,769)	(21,145)	(48,491)

Total net increase (decrease)	1,817	(252)	$25,520	$(3,696)

Aggressive Equity Fund
Proceeds from shares sold	2,111	1,195	$32,794	$17,241
Proceeds from reinvestment of distributions	2,097	1,312	30,737	19,045
Payments for shares redeemed	(2,910)	(1,447)	(43,174)	(21,031)

Total net increase (decrease)	1,298	1,060	$20,357	$15,255

Non-U.S. Fund
Proceeds from shares sold	4,156	3,350	$58,314	$38,487
Proceeds from reinvestment of distributions	1,115	372	16,452	4,388
Payments for shares redeemed	(4,464)	(2,719)	(61,747)	(31,991)

Total net increase (decrease)	807	1,003	$13,019	$10,884

Real Estate Securities Fund
Proceeds from shares sold	3,955	4,011	$78,527	$68,272
Proceeds from reinvestment of distributions	2,646	2,759	54,893	47,108
Payments for shares redeemed	(2,929)	(3,350)	(55,946)	(58,106)

Total net increase (decrease)	3,672	3,420	$77,474	$57,274

Core Bond Fund
Proceeds from shares sold	5,342	4,891	$54,242	$50,716
Proceeds from reinvestment of distributions	1,088	875	10,962	9,014
Payments for shares redeemed	(1,397)	(1,326)	(14,154)	(13,787)

Total net increase (decrease)	5,033	4,440	$51,050	$45,943

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

104 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

8.	Record Ownership

As of December 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company separate accounts were the largest shareholder in each Fund.

Funds	# of Shareholders	%
Multi-Style Equity	2	84.6
Aggressive Equity	3	87.7
Non-U.S.	3	91.8
Real Estate Securities	2	82.6
Core Bond	2	87.6

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

Notes to Financial Statements 105

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2006

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $
Core Bond Fund — 1.7%
AXA SA	12/07/06	100,000	100.00	100	99
AXA SA	12/07/06	100,000	100.00	100	99
BNP Paribas Capital Trust	06/01/06	450,000	112.21	505	503
Bombardier, Inc.	11/10/06	125,000	128.47	161	167
COX Communications, Inc.	11/28/06	75,000	99.96	75	74
DG Funding Trust	11/04/03	49	10,537.12	516	513
Gaz Capital SA	11/17/06	115,000	100.00	115	116
Greenwich Capital Commercial Funding Corp.	11/02/06	205,000	103.20	212	211
HCA, Inc.	11/09/06	125,000	100.00	125	134
HCA, Inc.	11/09/06	190,000	100.00	190	204
Idearc, Inc.	11/01/06	315,000	100.80	318	320
Joy Global, Inc.	11/07/06	40,000	99.77	40	40
Majapahit Holding BV	10/11/06	55,000	99.40	55	57
Navios Maritime Holdings, Inc.	12/13/06	95,000	99.32	94	94
Parker Hannifin Employee Stock Ownership Trust	03/09/99	111,012	100.00	111	111
Peru Enhanced Pass-Through Finance, Ltd.	12/14/06	535,000	64.10	343	357
Peru Enhanced Pass-Through Finance, Ltd.	12/14/06	320,000	35.20	113	121
Rental Services Corp.	11/17/06	70,000	100.00	70	72
Shimao Property Holdings, Ltd.	11/21/06	200,000	101.00	202	199
Travelport, Ltd.	09/21/06	150,000	97.65	146	154
VTB Capital SA	10/27/06	230,000	100.00	230	230
Westfield Group	11/15/06	125,000	99.76	125	125
West Corp.	10/26/06	185,000	99.91	185	185
Westfield Capital Corp., Ltd./WT Finance Aust Pty Ltd/WEA Finance LLC	11/10/06	125,000	97.53	122	121
Xstrata Finance Canada, Ltd.	11/08/06	195,000	99.99	195	195
Xstrata Finance Canada, Ltd.	11/08/06	45,000	99.76	45	45

					4,546

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

108 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund (constituting the Russell Investment Funds, hereafter referred to as the ‘Funds’) at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

Seattle, Washington

February 15, 2007

Report of Independent Registered Public Accounting Firm 107

Russell Investment Funds

Tax Information — December 31, 2006 (Unaudited)

For the tax year ended December 31, 2006, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	100.0%
Aggressive Equity	18.7%
Non-U.S	3.4%
Real Estate Securities	1.7%
Core Bond	1.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2006:

Long-Term Capital Gains
Aggressive Equity	24,380,742
Non-U.S	7,689,262
Real Estate Securities	34,889,975

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S Fund paid foreign taxes of $607,869 and recognized $7,839,372 of foreign source income during the taxable year ended December 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0247 per share of foreign taxes paid and $.3182 of gross income per share earned from foreign sources in the taxable year ended December 31, 2006.

108 Tax Information

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the management agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds, including information requested by the Independent Trustees; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the “RIMCo Analysis” and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board’s consideration of the portfolio management contracts, the “Agreement Renewal Information”) addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Fund’s assets as described below and otherwise exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo in accordance with the Fund’s applicable investment objective, policies and restrictions (each, a “segment”). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by RIMCo in the Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Fund’s investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

Basis for Approval of Investment Advisory Contracts 109

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

The Board also considered that the prospectus for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The management fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from each Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Funds’ management fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of each Fund, found the management fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds. The Board also determined that the relative expense ratio of each Fund was comparable to those of its Comparable Funds; RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo’s profitability with respect to each Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Funds’ performance, the Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 18 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the management fees for each Fund appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by

110 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for each Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the aggregate management fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting the Board concluded that the fees paid to the Money Managers of each Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Multi-Style Equity Fund (a “Participating Fund”) utilizing a “select holdings strategy” pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined by the Participating Fund’s RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of the Participating Fund’s Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund’s holdings. In connection with RIMCo’s proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Fund’s performance based upon RIMCo’s experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate management fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Multi-Style Equity Fund, although a reasonable period of time is needed to evaluate fairly its impact on the Participating Fund’s performance. Based upon the information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Fund concluded that the management fees paid to RIMCo by each such Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the management services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Basis for Approval of Investment Advisory Contracts 111

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Core Bond Fund. At that same meeting, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Multi-Style Equity Fund resulting from a change of control of one of this Fund’s Money Managers. At a meeting held on October 27, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Non-U.S. Fund and the Aggressive Equity Fund. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

112 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2006 (Unaudited)

As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment manager, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the RIF prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the RIF prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

Shareholder Requests for Additional Information 113

Russell Investment Funds

Disclosure of Information about Fund Directors — December 31, 2006 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 34 funds, and Russell Investment Funds (“RIF”), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEES

*Michael J.A. Phillips, Born January 20, 1948 909 A Street Tacoma, Washington 98402-1616	**Trustee Since 2002	Appointed until successor is duly elected and qualified.	• Chairman of the Board, FRC • 1990 - 2003, President, FRC • 1993 - 2003, CEO, FRC • Trustee, RIC and RIF • Director, RTC; Russell Investments (Suisse) S.A. (global investment services); Russell Investments Limited (consultant to institutional investors in Europe and the UK) • Chairman of the Board and President, Russell 20-20 Association; and Russell Investments Delaware Inc. (general partner in various limited partnerships (“ RIDI”))	39	None

INDEPENDENT TRUSTEES

Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd.	39	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	# Trustee since 1984 # Chairman of the Nominating and Governance Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF	39	None

*	Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.
**	Effective December 31, 2006 Mr. Phillips retired from the Board of Trustees.
#	Effective December 31, 2006 Mr. Anderson retired from the Board of Trustees. Effective January 1, 2007 Mr. Anderson was elected a Trustee Emeritus.

114 Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2006 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairperson since 2005	Appointed until successor is duly elected and qualified Annual	• President, Kristianne Gates Blake, P.S. (accounting services) • Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Regent, University of Washington	39

•   Trustee WM Group of Funds (investment company )

•   Director, Avista Corp

•   Director, Advantage IQ

•   Director, Laird Norton Tyee Trust

•   Director, Laird Norton Wealth Management

•   Trustee, Principal Investors Fund

•   Trustee, Principal Variable Contracts Fund

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001 -2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979 -2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	39	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	39	None

Disclosure of Information about Fund Directors 115

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2006 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 *Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified.	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	39	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds • Presently Director of the Thompson Academic Fund (non-profit) • Presently President and Director of the Kepner Educational Excellence Program (non-profit)	39	Director, Sparx Japan Fund

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	39	None

*	Effective January 1, 2007, Mr. Tennison was elected Chairman of the Nominating and Governance Committee.

116 Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2006 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS

*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non- depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	39	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	39	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	39	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	39	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	39	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors 117

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2006

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•   Chief Compliance Officer, RIC

•   Chief Compliance Officer, RIF

•   Chief Compliance Officer, RIMCo

•   April 2002-May 2005, Manager, Global Regulatory Policy

•   1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•   President and CEO, RIC and RIF

•   Chairman of the Board, President and CEO, RIMCo

•   Chairman of the Board, President and CEO, RFD

•   Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•   Until 2004, Managing Director of Individual Investor Services, FRC

•   2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Karl J. Ege, Born October 8, 1941 909 A Street Tacoma, Washington 98402-1616	Secretary since 1994	Until successor is chosen and qualified by Trustees	• General Counsel and Managing Director of Law and Government Affairs, Secretary, FRC

118 Disclosure of Information about Fund Directors

Russell Investment Funds

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Trustees
Thaddas L. Alston
Paul E. Anderson
Kristianne Blake
Daniel P. Connealy
Jonathan Fine
Michael J.A. Phillips
Raymond P. Tennison, Jr.
Jack R. Thompson
Julie W. Weston

Trustees Emeritus
George F. Russell, Jr.
Paul Anton, Ph.D.
William E. Baxter
Lee C. Gingrich
Eleanor W. Palmer

Officers
Gregory J. Stark, President and Chief Executive Officer
Cheryl Wichers, Chief Compliance Officer
Thomas F. Hanly, Chief Investment Officer
Mark E. Swanson, Treasurer and Chief Accounting Officer
Karl J. Ege, Secretary

Manager and Transfer and Dividend Disbursing Agent
Russell Investment Management Company
909 A Street
Tacoma, WA 98402

Custodian
State Street Bank and Trust Company
Josiah Quincy Building
200 Newport Avenue
North Quincy, MA 02171

Office of Shareholder Inquiries
909 A Street
Tacoma, WA 98402
(800) 787-7354

Legal Counsel
Dechert LLP
200 Clarendon Street, 27th Floor
Boston, MA 02116-5021

Distributor
Russell Fund Distributors, Inc.
909 A Street
Tacoma, WA 98402

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue
Suite 1900
Seattle, WA 98101

Money Managers as of December 31, 2006

Multi-Style Equity Fund
Ark Asset Management Co., Inc., New York, NY
DePrince, Race & Zollo, Inc., Orlando, FL
Institutional Capital LLC, Chicago, IL
Jacobs Levy Equity Management, Inc., Florham Park, NJ
Montag & Caldwell, Inc., Atlanta, GA
Suffolk Capital Management, LLC, New York, NY
Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund
CapitalWorks Investment Partners, LLC, San Diego, CA
ClariVest Asset Management, LLC, San Diego, CA
David J. Greene and Company, LLC, New York, NY
Geewax, Terker & Company, Chadds Ford, PA
Gould Investment Partners, LLC, Berwyn, PA
Jacobs Levy Equity Management, Inc., Florham Park, NJ
Nicholas-Applegate Capital Management LLC, San Diego, CA
PanAgora Asset Management, Inc., Boston, MA
Tygh Capital Management, Inc., Portland, OR

Non-U.S. Fund
AQR Capital Management, LLC, Greenwich, CT
MFS Institutional Advisors, Inc., Boston, MA
The Boston Company Asset Management, LLC, Boston, MA
Wellington Management Company, LLP, Boston, MA

Real Estate Securities Fund
AEW Management and Advisors, L.P., Boston, MA
Heitman Real Estate Securities, LLC, Chicago, IL
INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division, Dallas, TX
RREEF America, L.L.C., Chicago, IL

Core Bond Fund
Bear Stearns Asset Management Inc., New York, NY
Goldman Sachs Asset Management, L.P., New York, NY
Pacific Investment Management Company, LLC,
Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers 119

-

Russell Investment Funds
909 A Street
Tacoma, Washington 98402
800-787-7354
Fax: 253-591-3495	36-08-023 (12/06)

Annual Report December 31, 2006

Northwestern Mutual Variable Life Account

Financial Statements

Northwestern Mutual Variable Life Account Financial Statements

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2006

(in thousands, except accumulation unit values)

	Small Cap Growth Stock Division	T. Rowe Price Small Cap Value Division	Aggressive Growth Stock Division	International Growth Division	Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division	Index 400 Stock Division
Assets:
Investments, at Value (1)(2)
Northwestern Mutual Series Fund, Inc.	$220,076	$131,086	$404,024	$81,197	$541,394	$28,187	$206,327
Fidelity Variable Insurance Products Fund III	—	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	24	11	61	1	1	1	25

Total Assets	220,100	131,097	404,085	81,198	541,395	28,188	206,352

Liabilities:
Due to Northwestern Mutual Life Insurance Company	5	4	4	4	31	2	—

Total Liabilities	5	4	4	4	31	2	—

Total Net Assets	$220,095	$131,093	$404,081	$81,194	$541,364	$28,186	$206,352

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$11,683	$11,611	$58,164	$4,990	$75,574	$1,944	$12,547
Northwestern Mutual’s Equity	317	238	1,842	103	1,677	46	276
Variable Complife Policies Issued
On or After October 11, 1995 (3)
Policyowners’ Equity	180,542	97,965	311,060	62,764	405,465	22,189	163,359
Northwestern Mutual’s Equity	14,422	8,097	21,388	5,329	28,424	1,819	12,612
Variable Executive Life Policies Issued
On or After March 2, 1998
Policyowners’ Equity (4)	4,644	5,673	5,459	3,668	13,350	770	8,368
Variable Joint Life Policies Issued
On or After December 10, 1998
Policyowners’ Equity (5)	8,487	7,509	6,168	4,340	16,874	1,418	9,190

Total Net Assets	$220,095	$131,093	$404,081	$81,194	$541,364	$28,186	$206,352

(1) Investments, at Cost	$181,026	$96,778	$372,728	$61,864	$346,440	$27,163	$159,687
(2) Shares Outstanding	92,352	71,320	120,031	45,978	232,159	18,459	130,093
(3) Accumulation Unit Value	$2.315230	$1.959847	$2.259482	$1.865431	$2.910111	$1.869298	$1.978080
Units Outstanding	84,211	54,118	147,132	36,503	149,098	12,844	88,960
(4) Accumulation Unit Value	$29.232653	$20.213417	$60.663705	$19.240066	$4.305729	$19.078717	$21.794434
Units Outstanding	159	281	90	191	3,101	40	384
(5) Accumulation Unit Value	$29.232653	$20.213417	$60.663705	$19.240066	$4.305729	$19.078717	$21.794434
Units Outstanding	290	371	102	226	3,919	74	422

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

1

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2006

(in thousands, except accumulation unit values)

	Janus Capital Appreciation Division	Growth Stock Division	Large Cap Core Stock Division	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division	Index 500 Stock Division	Asset Allocation Division
Assets:
Investments, at Value (1)(2)
Northwestern Mutual Series Fund, Inc.	$48,858	$318,822	$212,807	$136,659	$48,240	$805,117	$36,380
Fidelity Variable Insurance Products Fund III	—	—	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	6	23	7	20	1	77	2

Total Assets	48,864	318,845	212,814	136,679	48,241	805,194	36,382

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	5	1	3	—	7	—

Total Liabilities	—	5	1	3	—	7	—

Total Net Assets	$48,864	$318,840	$212,813	$136,676	$48,241	$805,187	$36,382

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$3,382	$28,786	$25,107	$12,729	$5,041	$122,935	$4,513
Northwestern Mutual’s Equity	64	874	796	318	96	2,941	101
Variable Complife Policies Issued
On or After October 11, 1995 (3)
Policyowners’ Equity	38,040	251,237	163,784	101,061	36,794	584,673	26,804
Northwestern Mutual’s Equity	3,058	18,199	11,520	8,436	2,699	41,992	2,138
Variable Executive Life Policies Issued
On or After March 2, 1998
Policyowners’ Equity (4)	2,455	11,627	6,798	5,417	746	15,041	1,192
Variable Joint Life Policies Issued
On or After December 10, 1998
Policyowners’ Equity (5)	1,865	8,117	4,808	8,715	2,865	37,605	1,634

Total Net Assets	$48,864	$318,840	$212,813	$136,676	$48,241	$805,187	$36,382

(1) Investments, at Cost	$46,645	$274,355	$193,761	$109,547	$43,145	$683,033	$31,526
(2) Shares Outstanding	30,196	138,679	157,869	104,640	31,591	246,969	29,796
(3) Accumulation Unit Value	$1.725184	$2.409175	$2.057029	$1.477394	$1.731741	$2.744303	$1.329516
Units Outstanding	23,820	111,837	85,222	74,116	22,806	228,351	21,769
(4) Accumulation Unit Value	$17.607745	$32.066403	$27.123722	$15.237722	$17.674755	$60.678957	$13.712349
Units Outstanding	139	362	251	355	42	248	87
(5) Accumulation Unit Value	$17.607745	$32.066403	$27.123722	$15.237722	$17.674755	$60.678957	$13.712349
Units Outstanding	106	253	177	572	162	620	119

The Accompanying Notes are an Integral Part of the Financial Statements.

2

Statements of Assets and Liabilities

Balanced Division	High Yield Bond Division	Select Bond Division	Money Market Division	Fidelity VIP Mid Cap Division	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-US Division	Russell Real Estate Securities Division	Russell Core Bond Division

$327,125	$68,408	$134,683	$131,767	$—	$—	$—	$—	$—	$—
—	—	—	—	84,526	—	—	—	—	—
—	—	—	—	—	181,628	96,872	158,015	165,257	61,004
52	3	16	11	10	2	2	2	15	12

327,177	68,411	134,699	131,778	84,536	181,630	96,874	158,017	165,272	61,016

1	1	1	—	1	4	—	12	1	1

1	1	1	—	1	4	—	12	1	1

$327,176	$68,410	$134,698	$131,778	$84,535	$181,626	$96,874	$158,005	$165,271	$61,015

$154,760	$5,698	$14,823	$9,164	$8,687	$8,645	$6,121	$9,666	$12,191	$2,673
2,758	170	376	187	190	198	133	210	201	92

145,575	53,027	92,792	93,217	63,590	135,133	73,406	113,990	127,580	30,967
10,868	3,870	7,544	14,419	5,693	11,190	5,897	8,825	10,346	2,597

5,990	3,575	13,573	9,804	2,577	17,877	8,038	17,200	7,713	21,545

7,225	2,070	5,590	4,987	3,798	8,583	3,279	8,114	7,240	3,141

$327,176	$68,410	$134,698	$131,778	$84,535	$181,626	$96,874	$158,005	$165,271	$61,015

$293,289	$63,847	$136,182	$131,767	$76,788	$146,732	$86,149	$108,899	$119,674	$62,435
165,801	93,200	112,235	131,767	2,468	12,165	6,704	10,527	7,744	6,016
$2.335417	$2.021433	$1.861181	$1.452309	$2.279082	$0.989999	$1.610065	$1.558635	$3.646143	$1.454770
66,987	28,147	53,909	74,114	30,399	147,801	49,254	78,802	37,828	23,072
$123.031604	$25.706496	$142.110273	$37.848488	$23.260937	$10.646608	$17.758799	$16.375774	$37.506853	$14.985609
49	139	95	259	111	1,679	453	1,050	206	1,438
$123.031604	$25.706496	$142.110273	$37.848488	$23.260937	$10.646608	$17.758799	$16.375774	$37.506853	$14.985609
59	81	39	132	163	806	185	495	193	210

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

3

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2006

(in thousands)

	Small Cap Growth Stock Division	T. Rowe Price Small Cap Value Stock Division	Aggressive Growth Stock Division	International Growth Division
Income:
Dividend income	$—	$273	$505	$135
Expenses:
Mortality and expense risk charges	919	468	1,794	272
Taxes	6	5	30	2

Net investment income (loss)	(925)	(200)	(1,319)	(139)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	3,280	2,570	(792)	1,761
Realized gain distributions	27,496	4,176	9,296	937

Realized gains (losses)	30,776	6,746	8,504	2,698

Change in unrealized appreciation (depreciation) of investments during the period	(16,984)	10,253	8,588	10,098

Net increase (decrease) in net assets resulting from operations	$12,867	$16,799	$15,773	$12,657

	Index 500 Stock Division	Asset Allocation Division	Balanced Division	High Yield Bond Division
Income:
Dividend income	$11,662	$627	$8,764	$4,233
Expenses:
Mortality and expense risk charges	3,149	142	1,412	265
Taxes	59	2	76	3

Net investment income (loss)	8,454	483	7,276	3,965

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	1,599	1,226	1,391	(394)
Realized gain distributions	26,206	833	3,387	—

Realized gains (losses)	27,805	2,059	4,778	(394)

Change in unrealized appreciation (depreciation) of investments during the period	69,705	560	17,628	2,173

Net increase (decrease) in net assets resulting from operations	$105,964	$3,102	$29,682	$5,744

The Accompanying Notes are an Integral Part of the Financial Statements.

4

Statements of Operations

Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division	Index 400 Stock Division	Janus Capital Appreciation Division	Growth Stock Division	Large Cap Core Stock Division	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division

$7,954	$303	$2,097	$181	$2,244	$2,109	$—	$687

1,980	94	812	175	1,269	849	461	156
34	1	6	2	14	12	5	2

5,940	208	1,279	4	961	1,248	(466)	529

3,421	366	3,114	1,055	121	(1,075)	1,188	765
—	1,897	11,986	2,331	—	—	1,227	1,076

3,421	2,263	15,100	3,386	121	(1,075)	2,415	1,841

114,001	536	1,465	(1,076)	25,592	20,904	15,555	4,280

$123,362	$3,007	$17,844	$2,314	$26,674	$21,077	$17,504	$6,650

Select Bond Division	Money Market Division	Fidelity VIP Mid Cap Division	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division

$4,531	$6,076	$115	$1,559	$176	$3,479	$2,738	$2,600

482	508	310	629	356	505	564	150
7	4	4	4	3	4	5	1

4,042	5,564	(199)	926	(183)	2,970	2,169	2,449

(105)	—	1,769	(69)	1,234	1,325	3,888	(54)
—	—	7,647	—	12,118	3,076	11,650	—

(105)	—	9,416	(69)	13,352	4,401	15,538	(54)

279	—	(1,730)	18,497	(1,309)	20,926	23,629	(402)

$4,216	$5,564	$7,487	$19,354	$11,860	$28,297	$41,336	$1,993

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

5

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Small Cap Growth Stock Division		T. Rowe Price Small Cap Value Stock Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income (loss)	$(925)	$(1,071)	$(200)	$(204)
Net realized gains (losses)	30,776	3,824	6,746	4,434
Net change in unrealized appreciation (depreciation)	(16,984)	16,564	10,253	2,011

Net increase (decrease) in net assets resulting from operations	12,867	19,317	16,799	6,241

Contract Transactions:
Contract owners’ net payments	25,807	26,397	13,461	12,379
Annuity payments	(16,300)	(13,283)	(7,148)	(5,243)
Surrenders and other (net)	(6,379)	(6,473)	(3,209)	(2,804)
Transfers from other divisions or sponsor	23,200	24,231	26,704	22,233
Transfers to other divisions or sponsor	(26,601)	(20,964)	(15,315)	(14,659)

Net increase (decrease) in net assets resulting from contract transactions	(273)	9,908	14,493	11,906

Net increase (decrease) in net assets	12,594	29,225	31,292	18,147

Net Assets:
Beginning of period	207,501	178,276	99,801	81,654

End of period	$220,095	$207,501	$131,093	$99,801

Units issued during the period	18,997	22,158	18,000	19,052
Units redeemed during the period	(18,612)	(17,339)	(11,500)	(11,989)

Net units issued (redeemed) during period	385	4,819	6,500	7,063

	Index 400 Stock Division		Janus Capital Appreciation Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income (loss)	$1,279	$352	$4	$(64)
Net realized gains (losses)	15,100	9,813	3,386	1,174
Net change in unrealized appreciation (depreciation)	1,465	8,768	(1,076)	2,289

Net increase (decrease) in net assets resulting from operations	17,844	18,933	2,314	3,399

Contract Transactions:
Contract owners’ net payments	21,126	21,591	5,343	2,385
Annuity payments	(11,993)	(10,082)	(2,152)	(715)
Surrenders and other (net)	(5,364)	(5,189)	(1,133)	(548)
Transfers from other divisions or sponsor	22,304	21,968	20,692	25,538
Transfers to other divisions or sponsor	(22,075)	(18,491)	(9,352)	(4,168)

Net increase (decrease) in net assets resulting from contract transactions	3,998	9,797	13,398	22,492

Net increase (decrease) in net assets	21,842	28,730	15,712	25,891

Net Assets:
Beginning of period	184,510	155,780	33,152	7,261

End of period	$206,352	$184,510	$48,864	$33,152

Units issued during the period	20,277	23,121	13,713	15,409
Units redeemed during the period	(18,182)	(18,086)	(6,583)	(2,687)

Net units issued (redeemed) during period	2,095	5,035	7,130	12,722

The Accompanying Notes are an Integral Part of the Financial Statements.

6

Statements of Changes in Net Assets

Aggressive Growth Stock Division		International Growth Division		Franklin Templeton International Equity Division		AllianceBernstein Mid Cap Value Division
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$(1,319)	$(2,057)	$(139)	$258	$5,940	$4,153	$208	$19
8,504	(3,371)	2,698	3,041	3,421	584	2,263	1,067
8,588	26,509	10,098	3,206	114,001	33,781	536	(227)

15,773	21,081	12,657	6,505	123,362	38,518	3,007	859

45,441	50,255	8,114	5,182	42,475	41,489	2,878	2,052
(29,022)	(27,315)	(4,319)	(2,097)	(31,206)	(23,288)	(1,462)	(665)
(11,357)	(11,996)	(1,906)	(1,130)	(12,916)	(11,469)	(656)	(454)
19,486	17,513	28,519	21,145	53,235	34,638	9,403	8,717
(38,872)	(32,820)	(11,315)	(6,899)	(32,419)	(16,843)	(3,604)	(2,224)

(14,324)	(4,363)	19,093	16,201	19,169	24,527	6,559	7,426

1,449	16,718	31,750	22,706	142,531	63,045	9,566	8,285

402,632	385,914	49,444	26,738	398,833	335,788	18,620	10,335

$404,081	$402,632	$81,194	$49,444	$541,364	$398,833	$28,186	$18,620

25,873	30,776	18,442	16,018	35,214	35,031	6,377	6,019
(29,879)	(31,917)	(8,755)	(5,242)	(27,104)	(23,468)	(2,864)	(1,859)

(4,006)	(1,141)	9,687	10,776	8,110	11,563	3,513	4,160

Growth Stock Division		Large Cap Core Stock Division		Capital Guardian Domestic Equity Division		T. Rowe Price Equity Income Division
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$961	$1,278	$1,248	$1,251	$(466)	$1,085	$529	$312
121	(1,918)	(1,075)	(2,036)	2,415	6,624	1,841	1,483
25,592	19,882	20,904	14,483	15,555	(1,335)	4,280	(708)

26,674	19,242	21,077	13,698	17,504	6,374	6,650	1,087

35,866	41,734	22,966	25,045	14,113	11,377	4,074	3,263
(20,764)	(19,511)	(13,975)	(11,923)	(7,345)	(4,473)	(1,893)	(1,169)
(8,947)	(9,406)	(6,012)	(6,046)	(3,265)	(2,620)	(1,052)	(800)
19,193	16,164	17,151	11,943	28,728	23,679	17,312	13,319
(25,727)	(31,095)	(18,318)	(14,985)	(8,826)	(4,340)	(8,216)	(3,095)

(379)	(2,114)	1,812	4,034	23,405	23,623	10,225	11,518

26,295	17,128	22,889	17,732	40,909	29,997	16,875	12,605

292,545	275,417	189,924	172,192	95,767	65,770	31,366	18,761

$318,840	$292,545	$212,813	$189,924	$136,676	$95,767	$48,241	$31,366

22,413	25,254	17,809	18,885	26,648	25,095	11,353	9,937
(21,973)	(25,788)	(16,484)	(16,333)	(12,313)	(8,479)	(5,564)	(3,001)

440	(534)	1,325	2,552	14,335	16,616	5,789	6,936

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

7

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Index 500 Stock Division		Asset Allocation Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income (loss)	$8,454	$7,703	$483	$245
Net realized gains (losses)	27,805	11,088	2,059	888
Net change in unrealized appreciation (depreciation)	69,705	9,111	560	697

Net increase (decrease) in net assets resulting from operations	105,964	27,902	3,102	1,830

Contract Transactions:
Contract owners’ net payments	79,205	85,103	3,635	3,693
Annuity payments	(48,665)	(44,456)	(3,160)	(1,759)
Surrenders and other (net)	(21,382)	(21,929)	(1,004)	(982)
Transfers from other divisions or sponsor	47,903	38,489	7,176	5,711
Transfers to other divisions or sponsor	(59,986)	(46,720)	(4,867)	(2,571)

Net increase (decrease) in net assets resulting from contract transactions	(2,925)	10,487	1,780	4,092

Net increase (decrease) in net assets	103,039	38,389	4,882	5,922

Net Assets:
Beginning of period	702,148	663,759	31,500	25,578

End of period	$805,187	$702,148	$36,382	$31,500

Units issued during the period	43,111	49,014	7,733	7,166
Units redeemed during the period	(41,782)	(43,577)	(5,841)	(4,045)

Net units issued (redeemed) during period	1,329	5,437	1,892	3,121

	Fidelity VIP Mid Cap Division		Russell Multi-Style Equity Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income (loss)	$(199)	$(210)	$926	$763
Net realized gains (losses)	9,416	1,236	(69)	(952)
Net change in unrealized appreciation (depreciation)	(1,730)	5,718	18,497	9,643

Net increase (decrease) in net assets resulting from operations	7,487	6,744	19,354	9,454

Contract Transactions:
Contract owners’ net payments	9,060	5,130	18,910	20,812
Annuity payments	(4,059)	(1,704)	(9,123)	(9,962)
Surrenders and other (net)	(2,070)	(1,198)	(4,787)	(4,692)
Transfers from other divisions or sponsor	34,443	30,179	17,897	15,214
Transfers to other divisions or sponsor	(15,222)	(7,728)	(11,531)	(8,990)

Net increase (decrease) in net assets resulting from contract transactions	22,152	24,679	11,366	12,382

Net increase (decrease) in net assets	29,639	31,423	30,720	21,836

Net Assets:
Beginning of period	54,896	23,473	150,906	129,070

End of period	$84,535	$54,896	$181,626	$150,906

Units issued during the period	16,420	15,812	33,118	37,921
Units redeemed during the period	(7,921)	(4,382)	(22,471)	(25,048)

Net units issued (redeemed) during period	8,499	11,430	10,647	12,873

The Accompanying Notes are an Integral Part of the Financial Statements.

8

Statements of Changes in Net Assets

Balanced Division		High Yield Bond Division		Select Bond Division		Money Market Division
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$7,276	$5,868	$3,965	$3,600	$4,042	$3,280	$5,564	$2,908
4,778	4,788	(394)	(770)	(105)	744	—	—
17,628	(1,914)	2,173	(2,336)	279	(2,159)	—	—

29,682	8,742	5,744	494	4,216	1,865	5,564	2,908

28,317	30,197	7,280	7,751	15,773	15,540	152,408	157,153
(20,153)	(15,940)	(4,594)	(4,377)	(9,931)	(6,820)	(17,543)	(13,771)
(8,980)	(9,147)	(1,871)	(1,934)	(3,647)	(3,793)	(10,530)	(11,035)
15,534	15,452	9,483	10,057	28,079	24,972	53,552	37,064
(21,614)	(15,941)	(8,719)	(9,387)	(17,878)	(14,085)	(171,339)	(171,333)

(6,896)	4,621	1,579	2,110	12,396	15,814	6,548	(1,922)

22,786	13,363	7,323	2,604	16,612	17,679	12,112	986

304,390	291,027	61,087	58,483	118,086	100,407	119,666	118,680

$327,176	$304,390	$68,410	$61,087	$134,698	$118,086	$131,778	$119,666

14,102	15,786	7,246	8,598	17,367	17,793	129,221	128,907
(14,345)	(11,937)	(6,359)	(7,451)	(11,264)	(9,662)	(125,198)	(129,642)

(243)	3,849	887	1,147	6,103	8,131	4,023	(735)

Russell Aggressive Equity Division		Russell Non- U.S. Division		Russell Real Estate Securities Division		Russell Core Bond Division
Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

$(183)	$(253)	$2,970	$1,079	$2,169	$1,559	$2,449	$1,589
13,352	8,170	4,401	91	15,538	11,609	(54)	495
(1,309)	(3,494)	20,926	11,935	23,629	(1,092)	(402)	(1,303)

11,860	4,423	28,297	13,105	41,336	12,076	1,993	781

9,824	10,369	13,306	12,752	13,965	12,093	5,502	7,569
(5,051)	(4,602)	(7,617)	(5,616)	(9,241)	(6,570)	(3,066)	(2,114)
(2,586)	(2,410)	(3,761)	(3,129)	(4,063)	(3,162)	(1,596)	(1,552)
13,257	8,500	26,685	15,839	34,373	27,093	14,806	12,500
(10,951)	(7,078)	(13,248)	(7,153)	(23,463)	(15,691)	(9,657)	(4,898)

4,493	4,779	15,365	12,693	11,571	13,763	5,989	11,505

16,353	9,202	43,662	25,798	52,907	25,839	7,982	12,286

80,521	71,319	114,343	88,545	112,364	86,525	53,033	40,747

$96,874	$80,521	$158,005	$114,343	$165,271	$112,364	$61,015	$53,033

12,193	12,715	22,337	20,936	11,882	13,402	8,756	9,147
(9,178)	(9,760)	(13,627)	(11,714)	(8,729)	(8,140)	(5,322)	(4,099)

3,015	2,955	8,710	9,222	3,153	5,262	3,434	5,048

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

9

Notes to Financial Statements

Northwestern Mutual Variable Life Account

December 31, 2006

1. Organization — Northwestern Mutual Variable Life Account (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “NM”) used to fund variable life insurance policies.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2. Significant Accounting Policies — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

The shares are valued at the Funds’ offering and redemption prices per share. Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The variable life insurance policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of 0.05% of the Account’s net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable CompLife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

The Account is credited for the policyowners’ net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual’s equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable CompLife policies only.

3. Purchases and Sales of Investments — Purchases and sales of the Funds’ shares for the year ended December 31, 2006 by each Division are shown as follows: (in thousands)

Division	Purchases	Sales
Small Cap Growth Stock	$45,901	$19,590
T. Rowe Price Small Cap Value	27,706	9,234
Aggressive Growth Stock	27,426	33,825
International Growth	25,578	5,686
Franklin Templeton International Equity	62,321	37,234
AllianceBernstein Mid Cap Value	10,555	1,891
Index 400 Stock	32,292	15,052
Janus Capital Appreciation	18,459	2,717
Growth Stock	24,857	24,276
Large Cap Core Stock	19,320	16,262
Capital Guardian Domestic Equity	33,295	9,126
T. Rowe Price Equity Income	14,317	2,484
Index 500 Stock	89,089	57,357
Asset Allocation	6,856	3,757
Balanced	27,996	24,244
High Yield Bond	11,009	5,463
Select Bond	28,337	11,912
Money Market	56,571	44,466
Fidelity VIP Mid Cap	35,127	5,536
Russell Multi-Style Equity	24,383	12,085
Russell Aggressive Equity	22,857	6,433
Russell Non-U.S.	31,419	10,005
Russell Real Estate Securities	37,181	11,805
Russell Core Bond	12,681	4,248

4. Expenses and Related Party Transactions — A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable CompLife policies issued on or after October 11, 1995 the deduction is at an annual rate of 0.50% and 0.45%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for Variable Executive Life policies issued on or after March 2, 1998 is determined monthly at an annual rate of 0.60% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.17% thereafter for policies with the Cash Value Amendment, or 0.15% thereafter for policies without the Cash Value Amendment. A deduction for the mortality and expense risks for Variable Joint Life policies issued on or after December 10, 1998 is determined monthly at an annual rate of 0.10% of the amounts invested in the Account for the Policy. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

10

Notes to Financial Statements

Notes to Financial Statements

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint

Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies this cost is actuarially calculated based upon the insured’s age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies the cost reflects expected mortality costs based upon actual experience.

Note 5. Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000's)	Unit Value, Lowest to Highest	Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return Lowest to Highest (2)
Small Cap Growth Stock
Year Ended 12/31/06	84,660	$2.315230 to $29.232653	$220,095	0.00%	0.10% to 0.60%	6.10% to 6.68%
Year Ended 12/31/05	84,275	$2.165726 to $27.401692	$207,501	0.00%	0.20% to 0.75%	10.41% to 11.18%
Year Ended 12/31/04	79,456	$1.961525 to $24.646196	$178,276	0.00%	0.20% to 0.75%	17.97% to 18.80%
Year Ended 12/31/03	72,195	$1.662679 to $20.745671	$139,176	0.00%	0.20% to 0.75%	32.13% to 33.06%
Year Ended 12/31/02	60,444	$1.258323 to $15.591407	$ 88,739	0.15%	0.20% to 0.75%	(18.99%) to (18.42%)
T. Rowe Price Small Cap Value
Year Ended 12/31/06	54,770	$1.959847 to $20.213417	$131,093	0.23%	0.10% to 0.60%	15.92% to 16.55%
Year Ended 12/31/05	48,270	$1.681621 to $17.342719	$ 99,801	0.31%	0.20% to 0.75%	6.47% to 7.21%
Year Ended 12/31/04	41,207	$1.579431 to $16.175980	$ 81,654	0.21%	0.20% to 0.75%	23.70% to 24.57%
Year Ended 12/31/03	30,560	$1.276782 to $12.985287	$ 49,093	0.00%	0.20% to 0.75%	34.21% to 35.15%
Year Ended 12/31/02	19,429	$0.951303 to $ 9.607906	$ 23,643	0.72%	0.20% to 0.75%	(6.24%) to (5.58%)
Aggressive Growth Stock
Year Ended 12/31/06	147,324	$2.259482 to $60.663705	$404,081	0.12%	0.10% to 0.60%	3.83% to 4.40%
Year Ended 12/31/05	151,330	$2.173946 to $58.106257	$402,632	0.05%	0.20% to 0.75%	5.40% to 6.14%
Year Ended 12/31/04	152,471	$2.060530 to $54.747494	$385,914	0.00%	0.20% to 0.75%	13.42% to 14.22%
Year Ended 12/31/03	146,095	$1.814891 to $47.932675	$329,871	0.00%	0.20% to 0.75%	23.83% to 24.69%
Year Ended 12/31/02	132,329	$1.464237 to $38.441232	$245,570	0.09%	0.20% to 0.75%	(21.70%) to (21.15%)
International Growth
Year Ended 12/31/06	36,920	$1.865431 to $19.240066	$ 81,194	0.20%	0.10% to 0.60%	20.81% to 21.48%
Year Ended 12/31/05	27,233	$1.535755 to $15.838526	$ 49,444	1.23%	0.20% to 0.75%	17.18% to 18.00%
Year Ended 12/31/04	16,457	$1.310570 to $13.422496	$ 26,738	0.77%	0.20% to 0.75%	20.74% to 21.59%
Year Ended 12/31/03	9,419	$1.085420 to $11.039080	$ 13,330	1.06%	0.20% to 0.75%	38.02% to 38.99%
Year Ended 12/31/02	4,452	$0.786402 to $ 7.942434	$ 4,429	0.78%	0.20% to 0.75%	(12.95%) to (12.34%)
Franklin Templeton International Equity
Year Ended 12/31/06	156,118	$2.910111 to $ 4.305729	$541,364	1.70%	0.10% to 0.60%	30.18% to 30.90%
Year Ended 12/31/05	148,008	$2.233185 to $ 3.289423	$398,833	1.73%	0.20% to 0.75%	10.75% to 11.52%
Year Ended 12/31/04	136,445	$2.014473 to $ 2.949634	$335,788	1.69%	0.20% to 0.75%	18.50% to 19.33%
Year Ended 12/31/03	123,686	$1.698301 to $ 2.471833	$259,498	1.64%	0.20% to 0.75%	39.49% to 40.46%
Year Ended 12/31/02	106,521	$1.216308 to $ 1.759773	$163,460	1.99%	0.20% to 0.75%	(17.98%) to (17.40%)
AllianceBernstein Mid Cap Value (1)
Year Ended 12/31/06	12,958	$1.869298 to $19.078717	$ 28,186	1.30%	0.10% to 0.60%	13.87% to 14.49%
Year Ended 12/31/05	9,445	$1.635691 to $16.663892	$ 18,620	0.67%	0.20% to 0.75%	4.73% to 5.46%
Year Ended 12/31/04	5,285	$1.561859 to $15.801473	$ 10,335	1.20%	0.20% to 0.75%	17.84% to 18.67%
Year Ended 12/31/03	1,831	$1.325376 to $13.315544	$ 3,134	1.14%	0.20% to 0.75%	32.54% to 33.16%
Year Ended 12/31/02	n/a	n/a	n/a	n/a	n/a	n/a
Index 400 Stock
Year Ended 12/31/06	89,766	$1.978080 to $21.794434	$206,352	1.06%	0.10% to 0.60%	9.44% to 10.04%
Year Ended 12/31/05	87,671	$1.793842 to $19.805364	$184,510	0.76%	0.20% to 0.75%	11.59% to 12.37%
Year Ended 12/31/04	82,636	$1.607481 to $17.624859	$155,780	0.66%	0.20% to 0.75%	15.45% to 16.26%
Year Ended 12/31/03	72,947	$1.392302 to $15.159273	$120,504	0.70%	0.20% to 0.75%	34.08% to 35.01%
Year Ended 12/31/02	57,708	$1.038438 to $11.227976	$ 71,919	0.75%	0.20% to 0.75%	(15.14%) to (14.54%)

Notes to Financial Statements

11

Notes to Financial Statements

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000's)	Unit Value, Lowest to Highest			Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)

Janus Capital Appreciation (1)
Year Ended 12/31/06	24,065	$1.725184	to	$17.607745	$48,864	0.42%	0.10%	to	0.60%	4.31%	to	4.88%
Year Ended 12/31/05	16,935	$1.647885	to	$16.788069	$33,152	0.20%	0.20%	to	0.75%	16.19%	to	17.00%
Year Ended 12/31/04	4,213	$1.418302	to	$14.349081	$7,261	0.15%	0.20%	to	0.75%	18.84%	to	19.67%
Year Ended 12/31/03	1,718	$1.193442	to	$11.990097	$2,405	0.09%	0.20%	to	0.75%	19.34%	to	19.90%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a

Growth Stock
Year Ended 12/31/06	112,452	$2.409175	to	$32.066403	$318,840	0.75%	0.10%	to	0.60%	8.97%	to	9.57%
Year Ended 12/31/05	112,012	$2.208643	to	$29.265983	$292,545	1.03%	0.20%	to	0.75%	6.96%	to	7.71%
Year Ended 12/31/04	112,546	$2.062785	to	$27.170823	$275,417	0.68%	0.20%	to	0.75%	5.93%	to	6.67%
Year Ended 12/31/03	106,821	$1.945424	to	$25.471804	$250,246	0.79%	0.20%	to	0.75%	18.12%	to	18.94%
Year Ended 12/31/02	92,898	$1.645371	to	$21.414901	$186,888	1.10%	0.20%	to	0.75%	(21.38%)	to	(20.83%)

Large Cap Core Stock
Year Ended 12/31/06	85,650	$2.057029	to	$27.123722	$212,813	1.06%	0.10%	to	0.60%	10.89%	to	11.49%
Year Ended 12/31/05	84,325	$1.853229	to	$24.327323	$189,924	1.27%	0.20%	to	0.75%	7.71%	to	8.46%
Year Ended 12/31/04	81,773	$1.718946	to	$22.430441	$172,192	0.93%	0.20%	to	0.75%	7.41%	to	8.16%
Year Ended 12/31/03	77,031	$1.598784	to	$20.737771	$150,859	0.94%	0.20%	to	0.75%	23.19%	to	24.05%
Year Ended 12/31/02	68,155	$1.296529	to	$16.717038	$110,027	0.90%	0.20%	to	0.75%	(28.70%)	to	(28.20%)

Capital Guardian Domestic Equity
Year Ended 12/31/06	75,043	$1.477394	to	$15.237722	$136,676	0.00%	0.10%	to	0.60%	15.93%	to	16.56%
Year Ended 12/31/05	60,708	$1.267542	to	$13.072390	$95,767	1.87%	0.20%	to	0.75%	7.30%	to	8.04%
Year Ended 12/31/04	44,092	$1.181356	to	$12.099054	$65,770	1.59%	0.20%	to	0.75%	16.04%	to	16.85%
Year Ended 12/31/03	30,434	$1.018090	to	$10.354264	$41,326	1.88%	0.20%	to	0.75%	33.48%	to	34.41%
Year Ended 12/31/02	17,612	$0.762737	to	$7.703469	$18,831	1.77%	0.20%	to	0.75%	(21.79%)	to	(21.24%)

T. Rowe Price Equity Income (1)
Year Ended 12/31/06	23,010	$1.731741	to	$17.674755	$48,241	1.82%	0.10%	to	0.60%	18.50%	to	19.15%
Year Ended 12/31/05	17,221	$1.456050	to	$14.833915	$31,366	1.74%	0.20%	to	0.75%	3.46%	to	4.19%
Year Ended 12/31/04	10,285	$1.407305	to	$14.237970	$18,761	1.99%	0.20%	to	0.75%	14.36%	to	15.16%
Year Ended 12/31/03	3,139	$1.230617	to	$12.363579	$5,030	2.79%	0.20%	to	0.75%	23.06%	to	23.64%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a

Index 500 Stock
Year Ended 12/31/06	229,219	$2.744303	to	$60.678957	$805,187	1.57%	0.10%	to	0.60%	14.99%	to	15.62%
Year Ended 12/31/05	227,890	$2.384129	to	$52.479807	$702,148	1.72%	0.20%	to	0.75%	4.00%	to	4.72%
Year Ended 12/31/04	222,453	$2.290186	to	$50.112283	$663,759	1.31%	0.20%	to	0.75%	9.93%	to	10.70%
Year Ended 12/31/03	206,119	$2.081264	to	$45.268617	$572,229	1.43%	0.20%	to	0.75%	27.54%	to	28.43%
Year Ended 12/31/02	176,752	$1.630187	to	$35.246385	$392,362	1.30%	0.20%	to	0.75%	(22.61%)	to	(22.07%)

Asset Allocation
Year Ended 12/31/06	21,975	$1.329516	to	$13.712349	$36,382	1.83%	0.10%	to	0.60%	9.32%	to	9.91%
Year Ended 12/31/05	20,083	$1.209657	to	$12.475450	$31,500	1.41%	0.20%	to	0.75%	6.25%	to	6.99%
Year Ended 12/31/04	16,962	$1.138467	to	$11.659896	$25,578	0.00%	0.20%	to	0.75%	9.25%	to	10.02%
Year Ended 12/31/03	12,519	$1.042045	to	$10.598020	$17,516	2.23%	0.20%	to	0.75%	19.79%	to	20.63%
Year Ended 12/31/02	6,301	$0.869901	to	$8.785751	$7,900	2.35%	0.20%	to	0.75%	(10.88%)	to	(10.26%)

Balanced
Year Ended 12/31/06	67,095	$2.335417	to	$123.031604	$327,176	2.81%	0.10%	to	0.60%	9.82%	to	10.42%
Year Ended 12/31/05	67,338	$2.124518	to	$111.421574	$304,390	2.61%	0.20%	to	0.75%	2.88%	to	3.59%
Year Ended 12/31/04	63,489	$2.063062	to	$107.555819	$291,027	2.50%	0.20%	to	0.75%	7.14%	to	7.89%
Year Ended 12/31/03	56,848	$1.923623	to	$99.686821	$261,914	3.15%	0.20%	to	0.75%	17.17%	to	17.99%
Year Ended 12/31/02	48,570	$1.640075	to	$84.486469	$209,313	3.70%	0.20%	to	0.75%	(8.18%)	to	(7.54%)

High Yield Bond
Year Ended 12/31/06	28,367	$2.021433	to	$25.706496	$68,410	6.61%	0.10%	to	0.60%	9.18%	to	9.77%
Year Ended 12/31/05	27,480	$1.849698	to	$23.417544	$61,087	6.61%	0.20%	to	0.75%	0.69%	to	1.39%
Year Ended 12/31/04	26,333	$1.835249	to	$23.096633	$58,483	6.94%	0.20%	to	0.75%	11.98%	to	12.76%
Year Ended 12/31/03	25,274	$1.637330	to	$20.482734	$51,969	0.21%	0.20%	to	0.75%	28.16%	to	29.06%
Year Ended 12/31/02	20,356	$1.276280	to	$15.870922	$32,717	11.64%	0.20%	to	0.75%	(3.57%)	to	(2.89%)

12

Notes to Financial Statements

Notes to Financial Statements

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000's)	Unit Value, Lowest to Highest			Net Assets (000's)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)

Select Bond
Year Ended 12/31/06	54,043	$1.861181	to	$142.110273	$134,698	3.64%	0.10%	to	0.60%	3.18%	to	3.74%
Year Ended 12/31/05	47,940	$1.802101	to	$136.984725	$118,086	3.47%	0.20%	to	0.75%	1.51%	to	2.22%
Year Ended 12/31/04	39,809	$1.773542	to	$134.012483	$100,407	4.16%	0.20%	to	0.75%	4.02%	to	4.75%
Year Ended 12/31/03	35,717	$1.703354	to	$127.939501	$92,767	3.78%	0.20%	to	0.75%	4.76%	to	5.49%
Year Ended 12/31/02	29,274	$1.624374	to	$121.279756	$75,496	4.23%	0.20%	to	0.75%	11.31%	to	12.09%

Money Market
Year Ended 12/31/06	74,505	$1.452309	to	$37.848488	$131,778	4.74%	0.10%	to	0.60%	4.29%	to	4.86%
Year Ended 12/31/05	70,482	$1.391250	to	$36.095241	$119,666	2.95%	0.20%	to	0.75%	2.27%	to	2.98%
Year Ended 12/31/04	71,217	$1.359011	to	$35.049174	$118,680	1.43%	0.20%	to	0.75%	0.73%	to	1.43%
Year Ended 12/31/03	74,304	$1.347874	to	$34.553668	$123,644	1.22%	0.20%	to	0.75%	0.53%	to	1.23%
Year Ended 12/31/02	73,836	$1.339422	to	$34.132616	$119,904	1.63%	0.20%	to	0.75%	0.95%	to	1.65%

Fidelity VIP Mid Cap (1)
Year Ended 12/31/06	30,673	$2.279082	to	$23.260937	$84,535	0.15%	0.10%	to	0.60%	11.79%	to	12.40%
Year Ended 12/31/05	22,174	$2.031293	to	$20.694231	$54,896	0.00%	0.20%	to	0.75%	17.20%	to	18.02%
Year Ended 12/31/04	10,744	$1.733216	to	$17.535222	$23,473	0.00%	0.20%	to	0.75%	23.79%	to	24.66%
Year Ended 12/31/03	2,390	$1.400160	to	$14.066904	$4,384	0.00%	0.20%	to	0.75%	40.02%	to	40.67%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a

Russell Multi-Style Equity
Year Ended 12/31/06	150,286	$0.989999	to	$10.646608	$181,626	0.94%	0.10%	to	0.60%	12.13%	to	12.75%
Year Ended 12/31/05	139,639	$0.876252	to	$9.442962	$150,906	1.05%	0.20%	to	0.75%	6.53%	to	7.27%
Year Ended 12/31/04	126,766	$0.822570	to	$8.802993	$129,070	0.73%	0.20%	to	0.75%	9.04%	to	9.81%
Year Ended 12/31/03	104,720	$0.754341	to	$8.016570	$99,827	0.70%	0.20%	to	0.75%	27.96%	to	28.86%
Year Ended 12/31/02	80,827	$0.589495	to	$6.221208	$62,079	0.58%	0.20%	to	0.75%	(23.72%)	to	(23.19%)

Russell Aggressive Equity
Year Ended 12/31/06	49,892	$1.610065	to	$17.758799	$96,874	0.19%	0.10%	to	0.60%	14.16%	to	14.79%
Year Ended 12/31/05	46,877	$1.399687	to	$15.470599	$80,521	0.18%	0.20%	to	0.75%	5.62%	to	6.36%
Year Ended 12/31/04	43,922	$1.325166	to	$14.545498	$71,319	0.17%	0.20%	to	0.75%	13.93%	to	14.73%
Year Ended 12/31/03	38,657	$1.163121	to	$12.677885	$55,509	0.11%	0.20%	to	0.75%	44.59%	to	45.60%
Year Ended 12/31/02	29,439	$0.804447	to	$8.707578	$30,118	0.00%	0.20%	to	0.75%	(19.62%)	to	(19.06%)

Russell Non-U.S.
Year Ended 12/31/06	80,347	$1.558635	to	$16.375774	$158,005	2.54%	0.10%	to	0.60%	22.97%	to	23.64%
Year Ended 12/31/05	71,637	$1.258058	to	$13.244730	$114,343	1.59%	0.20%	to	0.75%	12.90%	to	13.69%
Year Ended 12/31/04	62,415	$1.114327	to	$11.650240	$88,545	2.08%	0.20%	to	0.75%	17.48%	to	18.30%
Year Ended 12/31/03	49,120	$0.948548	to	$9.848016	$60,839	2.98%	0.20%	to	0.75%	37.82%	to	38.79%
Year Ended 12/31/02	37,983	$0.688244	to	$7.095865	$35,554	1.79%	0.20%	to	0.75%	(15.74%)	to	(15.15%)

Russell Real Estate Securities
Year Ended 12/31/06	38,227	$3.646143	to	$37.506853	$165,271	1.96%	0.10%	to	0.60%	35.10%	to	35.84%
Year Ended 12/31/05	35,074	$2.678661	to	$27.611672	$112,364	2.13%	0.20%	to	0.75%	12.17%	to	12.96%
Year Ended 12/31/04	29,812	$2.387952	to	$24.444468	$86,525	2.31%	0.20%	to	0.75%	33.94%	to	34.87%
Year Ended 12/31/03	23,776	$1.782914	to	$18.123797	$51,602	5.39%	0.20%	to	0.75%	36.26%	to	37.21%
Year Ended 12/31/02	17,789	$1.308500	to	$13.208871	$28,893	5.44%	0.20%	to	0.75%	8.08%	to	8.84%

Russell Core Bond
Year Ended 12/31/06	24,720	$1.454770	to	$14.985609	$61,015	4.53%	0.10%	to	0.60%	3.15%	to	3.72%
Year Ended 12/31/05	21,286	$1.399759	to	$14.448349	$53,033	3.62%	0.20%	to	0.75%	1.31%	to	2.01%
Year Ended 12/31/04	16,238	$1.381724	to	$14.163304	$40,747	2.43%	0.20%	to	0.75%	3.94%	to	4.66%
Year Ended 12/31/03	12,445	$1.329405	to	$13.532112	$33,725	3.47%	0.20%	to	0.75%	5.41%	to	6.15%
Year Ended 12/31/02	9,839	$1.261197	to	$12.748590	$34,723	2.67%	0.20%	to	0.75%	3.08%	to	3.80%

(1)	Division commenced operations on May 1, 2003.
(2)	Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

Notes to Financial Statements

13

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Policy Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Northwestern Mutual Variable Life Account and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division, and Russell Core Bond Division at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2006 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 1, 2007

14

Report of Independent Registered Public Accounting Firm

Prospectus Supplements

Northwestern Mutual Series Fund, Inc.

Supplement Dated February 21, 2007 to the

Prospectus Dated May 1, 2006

This Supplement revises certain information contained in the prospectus dated May 1, 2006 for the Northwestern Mutual Series Fund, Inc. (the “Prospectus”). You should read this Supplement together with the Prospectus which you have already received. Please retain this Supplement for future reference.

ADDITION OF CO-PORTFOLIO MANAGER TO THE AGGRESSIVE GROWTH STOCK PORTFOLIO

Effective March 1, 2007, Jill M. Grueninger will join William R. Walker as a co-portfolio manager of the Aggressive Growth Stock Portfolio. As stated in the Prospectus, Ms. Grueninger currently has primary responsibility for the small and mid cap portions of the Asset Allocation Portfolio, and also manages other Mason Street Advisors equity accounts and various portfolios for Northwestern Mutual.

REVISION TO A COMPONENT OF THE INVESTMENT OBJECTIVE OF THE BALANCED PORTFOLIO

At a Special Meeting of the Shareholders of Northwestern Mutual Series Fund, Inc. (“NMSF”) held on February 20, 2007, the shareholders of NMSF’s Balanced Portfolio (the “Portfolio”) approved an amendment to a component of the Portfolio’s investment objective. Currently, the equity portion of the Balanced Portfolio is invested in the manner as described for the Index 500 Stock Portfolio. The Index 500 Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index, which Index is unmanaged and is comprised of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy. Using a computer program, the Index 500 Stock Portfolio invests in stocks included in the S&P 500® Index in proportion to their weighting in the Index. In order to provide the Portfolio with more flexibility to achieve its primary objective of realizing as high a level of total return as is consistent with prudent investment risk, shareholders were asked to approve an amendment that would provide the Portfolio with the ability to invest in small and mid cap stocks, and in international stocks, in addition to the large capitalization securities included in the S&P 500® Index.

Pursuant to the changes approved by the Balanced Portfolio’s shareholders, and effective April 30, 2007, the diversification of the equity portion of the Balanced Portfolio will not be limited to investments in those large capitalization companies that comprise the S&P 500® Index and may be invested in small and mid cap stocks, and in international stocks. In addition, the removal of the references to the objectives of the Select Bond Portfolio and the Money Market Portfolio as part of the Balanced Portfolio’s supplemental objective, to avoid confusion with the primary objective of the Balanced Portfolio, was approved by the shareholders.

Effective April 30, 2007, the amendment will affect the Prospectus as follows:

SUMMARY – Investment Objectives and Strategies

In the “Summary – Investment Objectives and Strategies” section of the Prospectus, the language set forth under “Balanced Portfolio—Strategy” on page 5 would be deleted in its entirety and replaced with the following:

Investing in the stock, bond and money market sectors, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

Principal Risks

In the section of the Prospectus entitled, “Principal Risks,” the descriptions of the risk of investments in small and mid cap stocks, high yield debt securities and international securities would be amended to indicate that such risks also may apply to the Portfolio.

Investment Objectives and Strategies

In the section of the Prospectus entitled, “Investment Objectives and Strategies,” the language set forth under “Balanced Portfolio” on page 23 would be deleted in its entirety and replaced with the following:

The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation. Total return consists of current income, including dividends, interest and discount accruals, and capital appreciation. Investing in the stock, bond and money market sectors, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is actively managed to attempt to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 35-55% equities, 40-60% debt and 0-20% in money market instruments. However, these benchmarks are not minimum and maximum limits and the manager may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the manager’s economic and market outlook, and its perceived opportunities in each class. Up to 25% of net assets may be invested in foreign stocks. Debt securities will generally consist of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade high yield/high risk bonds which involve special investment risks discussed under the section “Principal Risks.” Money market instruments will consist of high-quality, short term money market instruments that present minimal credit risks, as determined by the manager. Up to 30% of the Portfolio’s net assets may be invested in foreign bonds.

The Portfolio normally has some portion of its assets invested in each of the three asset categories. However, up to 100% of the Balanced Portfolio’s assets may be invested in money market instruments. Not more than 75% of the Balanced Portfolio’s assets may be invested in either the stock sector or the bond sector. No minimum percentage has been established for any of the sectors.

RUSSELL INVESTMENT FUNDS

Supplement dated December 8, 2006 to

PROSPECTUS DATED APRIL 28, 2006

I.	In the section entitled “Management of the Funds,” the following change is made to the list of officers and employees who have primary responsibility for the management of the RIF Funds:

The following information is deleted:

Erik W. Ogard, Portfolio Manager since March 2000. Mr. Ogard was a Research Analyst from 1995 to 1997 and a Senior Research Analyst from 1997 to 2000. Mr. Ogard has primary responsibility for the management of the Aggressive Equity Fund.

The following information is added:

Christopher D. Tessin, Portfolio Manager since September 2006. From 2005 to 2006, Mr. Tessin, was an Associate Portfolio Manager. From 2003 to 2005, Mr. Tessin was a Research Analyst. From January 2001 to July 2003, Mr. Tessin worked in equity research at Bear Stearns. Mr. Tessin has primary responsibility for the Aggressive Equity Fund.

II.	The following information restates the section entitled “Money Manager Information” for the Aggressive Equity Fund, Non-U.S. Fund and the Core Bond Fund in its entirety:

Aggressive Equity Fund

CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

ClariVest Asset Management, LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022-6067.

Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317.

Gould Investment Partners, LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312-2412.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Nicholas-Applegate Capital Management LLC, 600 West Broadway, Suite 2900, San Diego, CA 92101.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100 Portland, OR 97204.

Non-U.S. Fund

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108-4402.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

(Continued on Reverse Side)

Core Bond Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 24th Floor, New York, NY 10005.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

This booklet contains information about the Northwestern Mutual variable insurance product and the mutual funds identified on the front cover. The mutual funds correspond with the investment divisions available under the variable insurance product ("Product"). The information is prepared for Product owners and does not represent an offer of the Product, nor should it be used in connection with any offer, except when accompanied or preceded by the current Product prospectus and the mutual fund prospectuses, which contain detailed information about mutual fund investment objectives and operations, and applicable fees, expenses and sales charges. Prospectuses may be obtained by calling the telephone number or visiting the website address listed below. You should read and carefully consider this information before you invest or send money. The mutual fund reports are prepared from the books and records of the funds. Discussions of investment performance in the reports represent the views of the funds' portfolio managers as of the dates of the reports. They are not guarantees of investment results, nor should they be relied upon as investment advice or indications of current or future trading strategies of the portfolio managers. Portfolio manager views and security holdings are subject to change at any time.

The Northwestern Mutual Life Insurance Company (Northwestern Mutual), 1-866-424-2609, www.northwesternmutual.com

Product Distributor: Northwestern Mutual Investment Services, LLC (NMIS), Suite 300, 611 East Wisconsin Avenue, Milwaukee, WI 53202-4797, 1-866-664-7737, member NASD and SIPC

The Northwestern Mutual
Life Insurance Company • Milwaukee, WI
www.northwesternmutual.com

90-1899 (0786) (REV 0107)

Northwestern Mutual®

PO Box 3095
Milwaukee, WI 53201-3095